UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21265

                              Invesco Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                              Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                              Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:800-983-0903

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

April 30, 2018

DWAQ	Invesco DWA NASDAQ Momentum ETF
PWC	Invesco Dynamic Market ETF
PRF	Invesco FTSE RAFI US 1000 ETF
PRFZ	Invesco FTSE RAFI US 1500 Small-Mid ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

[1]	Source: U.S. Treasury
[2]	Source: U.S. Federal Reserve

3

DWAQ	Manager’s Analysis
Invesco DWA NASDAQ Momentum ETF (DWAQ)

As an index fund, the Invesco DWA NASDAQ Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® NASDAQ Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright and Associates, LLC (the “Index Provider”) selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics based upon their market performance. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects approximately 100 common stocks for inclusion in the Index from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on The NASDAQ Stock Market LLC and that are included in the NASDAQ Composite Index (the “Benchmark Index”). The Index Provider uses its proprietary methodology to determine a “momentum” score for each security within the universe of eligible securities. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index Provider includes in the Index the 100 securities with the highest momentum scores, with higher scoring securities receiving larger weights within the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 20.79%. On a net asset value (“NAV”) basis, the Fund returned 20.56%. During the same time period, the Index returned 21.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Benchmark Index returned 18.09%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,570 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the information technology sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included ABIOMED, Inc., a health care company (portfolio average weight of 2.07%), and NVIDIA Corp., an information technology company (portfolio average weight of 1.97%). Positions that detracted most significantly from the Fund’s return during this period included Overstock.com., a consumer discretionary company (no longer held at fiscal year-end), and Arch Capital Group, Ltd., a financials company (no longer held at fiscal year-end).

4

Invesco DWA NASDAQ Momentum ETF (DWAQ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	37.1
Health Care	17.5
Consumer Discretionary	16.7
Financials	15.0
Industrials	11.0
Energy	1.1
Real Estate	1.0
Materials	0.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
ABIOMED, Inc.	3.1
Apple, Inc.	3.0
Amazon.com, Inc.	2.8
Credit Acceptance Corp.	2.7
NVIDIA Corp.	2.7
Intuit, Inc.	2.5
Align Technology, Inc.	2.1
Ross Stores, Inc.	2.1
Nektar Therapeutics, Class A	2.0
SodaStream International Ltd.	1.9
Total	24.9

*	Excluding money market fund holdings.

5

Invesco DWA NASDAQ Momentum ETF (DWAQ) (continued)

Growth of $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® NASDAQ Technical Leaders Index†	21.34%	12.38%	41.92%	14.37%	95.68%	9.35%	144.49%	9.94%	314.36%
NASDAQ Composite Index	18.09	13.97	48.05	17.64	125.26	12.59	227.41	N/A	N/A
Fund
NAV Return	20.56	11.64	39.15	13.62	89.35	8.61	128.34	9.23	275.92
Market Price Return	20.79	11.68	39.28	13.69	89.90	8.62	128.58	9.23	276.00

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.85% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® NASDAQ Technical Leaders Index performance is comprised of the performance of the Dynamic OTC IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund and Blended-Index returns are based on the inception date of the Fund.

6

PWC	Manager’s Analysis
Invesco Dynamic Market ETF (PWC)

As an index fund, the Invesco Dynamic Market ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of stocks that NYSE Group, Inc. (the “Index Provider”), strictly in accordance with its guidelines and mandated procedures, includes pursuant to a proprietary selection methodology. The Index Provider’s selection methodology seeks to identify and select companies from the U.S. marketplace with superior risk-return profiles. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 17.68%. On a net asset value (“NAV”) basis, the Fund returned 17.67%. During the same time period, the Index returned 18.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, as well as trading costs around the rebalances, that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the real estate sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the health care, consumer staples, and energy sectors.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and energy sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Valero Energy Corp., an energy company (portfolio average weight of 2.55%) and NVIDIA Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Advanced Micro Devices, Inc., an information technology company (no longer held at fiscal year-end) and AbbVie, Inc., a health care company (portfolio average weight of 0.34%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	25.4
Financials	15.0
Consumer Discretionary	13.0
Health Care	12.7
Industrials	10.0
Consumer Staples	8.3
Energy	7.3
Materials	3.6
Utilities	2.9
Telecommunication Services	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Arista Networks, Inc.	3.8
Visa, Inc., Class A	3.7
Mastercard, Inc., Class A	3.6
Total System Services, Inc.	3.4
IPG Photonics Corp.	3.1
Estee Lauder Cos., Inc. (The), Class A	3.0
Valero Energy Corp.	2.8
Walmart, Inc.	2.7
Marathon Petroleum Corp.	2.6
Wynn Resorts Ltd.	2.6
Total	31.3

*	Excluding money market fund holdings.

7

Invesco Dynamic Market ETF (PWC) (continued)

Growth of $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Market IntellidexSM Index	18.43%	12.04%	40.65%	13.69%	89.96%	9.37%	144.83%	10.79%	364.79%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	9.56	293.00
Fund
NAV Return	17.67	11.27	37.78	12.89	83.38	8.63	128.75	10.08	322.11
Market Price Return	17.68	11.31	37.92	12.91	83.53	8.64	128.97	10.08	322.15

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

8

PRF	Manager’s Analysis
Invesco FTSE RAFI US 1000 ETF (PRF)

As an index fund, the Invesco FTSE RAFI US 1000 ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of 1,000 U.S. stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of the largest U.S. equity stocks based on the following four fundamental measures: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 10.33%. On a net asset value (“NAV”) basis, the Fund returned 10.26%. During the same time period, the Index returned 10.65%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 13.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 970 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its allocation to the information technology sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return followed by the telecommunications sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Microsoft Corp., an information technology company (portfolio average weight of 1.53%) and JPMorgan Chase & Co., a financials company (portfolio average weight of 1.89%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 1.04%) and AT&T Inc., a telecommunication services company (portfolio average weight of 1.66%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	18.5
Information Technology	13.8
Health Care	11.8
Consumer Discretionary	11.4
Energy	11.2
Industrials	9.9
Consumer Staples	8.0
Utilities	5.1
Telecommunication Services	3.6
Real Estate	3.5
Materials	3.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Exxon Mobil Corp.	2.7
Apple, Inc.	2.3
Chevron Corp.	2.1
Berkshire Hathaway, Inc., Class B	1.8
JPMorgan Chase & Co.	1.8
AT&T, Inc.	1.7
Verizon Communications, Inc.	1.4
Microsoft Corp.	1.4
Wells Fargo & Co.	1.3
General Electric Co.	1.3
Total	17.8

*	Excluding money market fund holdings.

9

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

Growth of $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
FTSE RAFI™ US 1000 Index	10.65%	8.91%	29.17%	11.78%	74.50%	9.77%	154.06%	9.13%	194.52%
Russell 1000® Index	13.17	10.25	34.02	12.84	82.96	9.10	138.96	8.54	175.57
Fund
NAV Return	10.26	8.52	27.78	11.36	71.29	9.38	145.21	8.68	179.67
Market Price Return	10.33	8.55	27.90	11.38	71.41	9.40	145.63	8.70	180.58

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

10

PRFZ	Manager’s Analysis
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

As an index fund, the Invesco FTSE RAFI US 1500 Small-Mid ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1500 Mid Small Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of 1,500 U.S. stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of small and medium-sized U.S. equity stocks based on the following four fundamental measures: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 11.96%. On a net asset value (“NAV”) basis, the Fund returned 11.73%. During the same time period, the Index returned 11.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 11.54%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,970 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the health care sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to the consumer discretionary sector.

For the fiscal year ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Weight Watchers International, Inc., a consumer discretionary company (portfolio average weight 0.22%) and Ion Geophysical Corp., an oil & gas equipment & services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Ocean Rig UDW Inc., an energy company (portfolio average weight of 0.20%) and Nordic American Tankers Ltd., an energy company (portfolio average weight of 0.07%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	18.0
Industrials	17.2
Consumer Discretionary	16.0
Information Technology	14.8
Health Care	7.9
Energy	7.6
Real Estate	6.9
Materials	5.7
Consumer Staples	2.8
Utilities	1.6
Telecommunication Services	1.5
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Guess?, Inc.	0.3
FTI Consulting, Inc.	0.2
Oil States International, Inc.	0.2
VeriFone Systems, Inc.	0.2
Continental Resources, Inc.	0.2
Travelport Worldwide Ltd.	0.2
Teekay Corp.	0.2
Ciena Corp.	0.2
Argo Group International Holdings Ltd.	0.2
LSC Communications, Inc.	0.2
Total	2.1

*	Excluding money market fund holdings.

11

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

Growth of $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
FTSE RAFI™ US 1500 Mid Small Index	11.95%	9.55%	31.47%	12.47%	79.93%	11.41%	194.65%	9.94%	200.63%
Russell 2000® Index	11.54	9.64	31.79	11.74	74.22	9.49	147.49	8.07	146.21
Fund
NAV Return	11.73	9.32	30.65	12.21	77.92	11.23	190.00	9.68	192.39
Market Price Return	11.96	9.37	30.84	12.27	78.41	11.26	190.74	9.70	192.88

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

12

Schedule of Investments(a)

Invesco DWA NASDAQ Momentum ETF (DWAQ)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—16.7%
925	Amazon.com, Inc.(b)	$1,448,670
7,488	American Public Education, Inc.(b)	301,766
1,553	Churchill Downs, Inc.	426,454
20,341	Conn’s, Inc.(b)	518,696
5,740	Grand Canyon Education, Inc.(b)	596,903
2,243	Marriott International, Inc., Class A	306,573
1,302	Netflix, Inc.(b)	406,823
3,043	O’Reilly Automotive, Inc.(b)	779,221
2,656	Pool Corp.	368,679
13,316	Ross Stores, Inc.	1,076,599
31,767	Ruth’s Hospitality Group, Inc.	852,944
3,567	Shutterfly, Inc.(b)	288,642
10,486	SodaStream International Ltd. (Israel)(b)	990,822
1,918	Wynn Resorts Ltd.	357,112

		8,719,904

	Energy—1.1%
4,615	Diamondback Energy, Inc.(b)	592,797

	Financials—15.0%
7,182	BofI Holding, Inc.(b)	289,291
2,557	Cboe Global Markets, Inc.	273,037
4,189	Credit Acceptance Corp.(b)	1,385,889
11,000	E*TRADE Financial Corp.(b)	667,480
6,904	Eagle Bancorp, Inc.(b)	405,265
11,220	East West Bancorp, Inc.	747,476
45,248	EZCORP, Inc., Class A(b)	619,898
10,555	First Merchants Corp.	454,709
4,833	Grupo Financiero Galicia SA, Class B ADR (Argentina)	308,925
4,076	Independent Bank Group, Inc.	291,026
4,974	Interactive Brokers Group, Inc., Class A	369,071
5,774	LPL Financial Holdings, Inc.	349,731
3,842	SEI Investments Co.	242,930
4,727	Selective Insurance Group, Inc.	279,838
1,146	SVB Financial Group(b)	343,353
3,113	Texas Capital Bancshares, Inc.(b)	307,097
4,651	World Acceptance Corp.(b)	476,728

		7,811,744

	Health Care—17.5%
5,429	ABIOMED, Inc.(b)	1,633,858
4,438	Align Technology, Inc.(b)	1,108,834
4,621	Alnylam Pharmaceuticals, Inc.(b)	436,823
55,471	Array BioPharma, Inc.(b)	752,187
4,488	ICON PLC(b)	527,923
1,752	ICU Medical, Inc.(b)	440,978
29,287	ImmunoGen, Inc.(b)	321,864
4,019	Insulet Corp.(b)	345,634
726	Intuitive Surgical, Inc.(b)	320,006
2,229	Ligand Pharmaceuticals, Inc.(b)	345,161
12,297	Nektar Therapeutics, Class A(b)	1,028,767
5,097	Neogen Corp.(b)	347,361
3,447	Neurocrine Biosciences, Inc.(b)	279,483
6,568	Quidel Corp.(b)	372,406
52,845	Sangamo Therapeutics, Inc.(b)	834,951

		9,096,236

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—11.0%
4,043	51job, Inc. ADR (China)(b)	$333,709
6,170	Avis Budget Group, Inc.(b)	304,860
14,382	Builders FirstSource, Inc.(b)	262,184
7,957	Chart Industries, Inc.(b)	451,480
2,948	Cimpress NV (Netherlands)(b)	423,952
2,027	Cintas Corp.	345,198
6,694	Copart, Inc.(b)	341,930
1,883	CoStar Group, Inc.(b)	690,421
8,940	H&E Equipment Services, Inc.	289,209
12,419	Marten Transport Ltd.	242,170
5,547	Old Dominion Freight Line, Inc.	742,521
5,039	Saia, Inc.(b)	332,826
17,150	SkyWest, Inc.	975,835

		5,736,295

	Information Technology—37.1%
7,347	Activision Blizzard, Inc.	487,473
2,816	Adobe Systems, Inc.(b)	624,026
9,503	Apple, Inc.	1,570,466
2,910	Blackbaud, Inc.	305,434
2,619	Cabot Microelectronics Corp.	265,698
10,901	Comtech Telecommunications Corp.	333,462
11,193	Ebix, Inc.	867,457
8,494	Entegris, Inc.	273,507
4,784	Facebook, Inc., Class A(b)	822,848
4,751	FARO Technologies, Inc.(b)	239,925
4,546	First Solar, Inc.(b)	322,357
2,398	IAC/InterActiveCorp.(b)	388,812
7,007	Intuit, Inc.	1,294,823
1,499	IPG Photonics Corp.(b)	319,332
2,559	Jack Henry & Associates, Inc.	305,749
2,576	Lam Research Corp.	476,715
4,398	Littelfuse, Inc.	822,074
21,897	LivePerson, Inc.(b)	367,870
1,404	MercadoLibre, Inc. (Argentina)	476,812
14,574	Micron Technology, Inc.(b)	670,112
3,391	MKS Instruments, Inc.	347,238
7,379	Monolithic Power Systems, Inc.	864,081
4,669	NetApp, Inc.	310,862
6,132	NVIDIA Corp.	1,379,087
12,287	ON Semiconductor Corp.(b)	271,297
6,539	Pegasystems, Inc.	399,206
8,184	Proofpoint, Inc.(b)	965,221
3,668	PTC, Inc.(b)	302,060
5,889	Qualys, Inc.(b)	453,159
6,276	RealPage, Inc.(b)	335,766
5,098	Seagate Technology PLC	295,123
2,882	Splunk, Inc.(b)	295,837
8,915	SS&C Technologies Holdings, Inc.	442,630
2,678	Texas Instruments, Inc.	271,630
18,298	TTM Technologies, Inc.(b)	255,074
5,965	Virtusa Corp.(b)	287,155
9,989	Yandex NV, Class A (Russia)(b)	333,233
5,231	Zillow Group, Inc., Class A(b)	253,023

		19,296,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco DWA NASDAQ Momentum ETF (DWAQ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials—0.6%
6,492	Steel Dynamics, Inc.	$290,906

	Real Estate—1.0%
3,251	SBA Communications Corp. REIT(b)	520,908

	Total Common Stocks & Other Equity Interests (Cost $44,846,841)	52,065,424

	Money Market Fund—0.2%
87,667	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $87,667)	87,667

	Total Investments in Securities (Cost $44,934,508)—100.2%	52,153,091
	Other assets less liabilities—(0.2)%	(112,924)

	Net Assets—100.0%	$52,040,167

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Schedule of Investments(a)

Invesco Dynamic Market ETF (PWC)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—13.0%
11,774	AMC Networks, Inc., Class A(b)	$612,248
17,798	Boyd Gaming Corp.	591,072
6,342	Deckers Outdoor Corp.(b)	591,455
9,884	Dunkin’ Brands Group, Inc.	602,529
59,355	Gannett Co., Inc.	573,963
86,411	General Motors Co.	3,174,740
19,060	Home Depot, Inc. (The)	3,522,288
18,687	Lear Corp.	3,493,908
12,670	Live Nation Entertainment, Inc.(b)	500,085
24,096	New York Times Co. (The), Class A	565,051
6,633	RH(b)(c)	633,120
8,034	Shutterfly, Inc.(b)	650,111
16,852	World Wrestling Entertainment, Inc., Class A	670,541
21,530	Wynn Resorts Ltd.	4,008,671

		20,189,782

	Consumer Staples—8.3%
3,810	Boston Beer Co., Inc. (The), Class A(b)	854,011
17,692	Conagra Brands, Inc.	655,842
31,758	Estee Lauder Cos., Inc. (The), Class A	4,703,042
20,779	Performance Food Group Co.(b)	674,279
298,519	Rite Aid Corp.(b)(c)	498,527
5,266	Sanderson Farms, Inc.	585,369
19,747	US Foods Holding Corp.(b)	674,952
47,978	Walmart, Inc.	4,244,134

		12,890,156

	Energy—7.3%
40,847	Antero Midstream GP LP	703,385
12,459	EQT Midstream Partners LP	700,943
37,357	Hess Midstream Partners LP	759,841
54,037	Marathon Petroleum Corp.	4,047,912
19,350	Peabody Energy Corp.	713,048
39,015	Valero Energy Corp.	4,327,934

		11,253,063

	Financials—15.0%
61,978	Aflac, Inc.	2,824,337
29,563	Allstate Corp. (The)	2,891,853
18,499	American Equity Investment Life Holding Co.	558,670
5,256	American Financial Group, Inc.	595,084
5,007	American National Insurance Co.	604,195
17,342	Apollo Global Management LLC, Class A	500,143
12,429	Athene Holding Ltd., Class A(b)	609,021
12,714	Essent Group Ltd.(b)	419,053
10,319	First American Financial Corp.	527,404
206,276	Genworth Financial, Inc., Class A(b)	569,322
14,610	Legg Mason, Inc.	580,017
43,987	Principal Financial Group, Inc.	2,604,910
48,258	Progressive Corp. (The)	2,909,475
25,452	Prudential Financial, Inc.	2,706,057
3,841	Reinsurance Group of America, Inc.	573,845
14,605	S&P Global, Inc.	2,754,503
7,989	SEI Investments Co.	505,145
6,865	Torchmark Corp.	595,470

		23,328,504

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care—12.7%
30,373	AbbVie, Inc.	$2,932,513
2,108	ABIOMED, Inc.(b)	634,402
35,889	Centene Corp.(b)	3,896,828
18,607	Cigna Corp.	3,197,055
9,211	CONMED Corp.	598,991
19,457	CytomX Therapeutics, Inc.(b)	511,719
13,333	Humana, Inc.	3,922,302
34,328	Innoviva, Inc.(b)	497,756
7,776	Molina Healthcare, Inc.(b)	647,352
17,017	Myriad Genetics, Inc.(b)	481,411
8,666	Providence Service Corp. (The)(b)	657,576
30,458	Valeant Pharmaceuticals International, Inc.(b)	550,376
4,644	Varian Medical Systems, Inc.(b)	536,800
2,898	WellCare Health Plans, Inc.(b)	594,554

		19,659,635

	Industrials—10.0%
18,669	ArcBest Corp.	599,275
10,835	Boeing Co. (The)	3,614,122
24,277	Caterpillar, Inc.	3,504,628
26,064	China Yuchai International Ltd. (China)	542,392
20,476	Kelly Services, Inc., Class A	599,128
5,108	ManpowerGroup, Inc.	488,938
4,984	RBC Bearings, Inc.(b)	580,038
15,600	Rush Enterprises, Inc., Class A(b)	636,948
14,468	Terex Corp.	528,371
57,819	United Continental Holdings, Inc.(b)	3,905,095
16,183	Werner Enterprises, Inc.	555,077

		15,554,012

	Information Technology—25.4%
22,026	Arista Networks, Inc.(b)	5,826,978
10,514	Broadridge Financial Solutions, Inc.	1,127,206
14,688	CDW Corp.	1,047,107
15,838	First Solar, Inc.(b)	1,123,072
18,881	InterXion Holding NV (Netherlands)(b)	1,227,643
22,479	IPG Photonics Corp.(b)	4,788,701
31,158	Mastercard, Inc., Class A	5,554,537
14,863	New Relic, Inc.(b)	1,038,775
19,578	Orbotech Ltd. (Israel)(b)	1,143,747
10,922	Paycom Software, Inc.(b)	1,247,402
14,351	Qualys, Inc.(b)	1,104,309
21,712	SolarEdge Technologies, Inc.(b)	1,143,137
62,083	Total System Services, Inc.	5,218,697
9,135	VeriSign, Inc.(b)	1,072,632
44,765	Visa, Inc., Class A	5,679,783
57,998	Vishay Intertechnology, Inc.	1,023,665

		39,367,391

	Materials—3.6%
29,164	Ardagh Group SA (Luxembourg)	592,612
38,231	Eastman Chemical Co.	3,902,621
4,668	Packaging Corp. of America	540,041
22,720	Warrior Met Coal, Inc.(c)	528,240

		5,563,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Dynamic Market ETF (PWC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services—1.8%
27,655	AT&T, Inc.	$904,319
23,428	Iridium Communications, Inc.(b)	278,793
11,513	Telephone & Data Systems, Inc.	314,650
27,077	Verizon Communications, Inc.	1,336,250

		2,834,012

	Utilities—2.9%
70,752	AES Corp. (The)	866,005
91,322	Exelon Corp.	3,623,657

		4,489,662

	Total Common Stocks & Other Equity Interests (Cost $145,244,335)	155,129,731

	Money Market Fund—0.0%
75,837	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $75,837)	75,837

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $145,320,172)—100.0%	155,205,568

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
1,227,718	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $1,227,718)	1,227,718

	Total Investments in Securities (Cost $146,547,890)—100.8%	156,433,286
	Other assets less liabilities—(0.8)%	(1,299,552)

	Net Assets—100.0%	$155,133,734

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Schedule of Investments(a)

Invesco FTSE RAFI US 1000 ETF (PRF)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—11.4%
48,108	Abercrombie & Fitch Co., Class A	$1,232,527
70,848	Adient PLC(b)	4,342,274
14,499	Adtalem Global Education, Inc.(c)	690,152
18,880	Advance Auto Parts, Inc.	2,160,816
13,462	Amazon.com, Inc.(c)	21,083,242
13,335	AMC Networks, Inc., Class A(c)	693,420
60,388	American Axle & Manufacturing Holdings, Inc.(c)	926,352
68,718	American Eagle Outfitters, Inc.	1,421,088
39,912	Aptiv PLC	3,375,757
65,657	Aramark	2,454,915
14,696	Asbury Automotive Group, Inc.(c)	985,367
309,273	Ascena Retail Group, Inc.(c)	686,586
20,605	Autoliv, Inc. (Sweden)(b)	2,762,100
47,973	AutoNation, Inc.(c)	2,215,873
4,580	AutoZone, Inc.(c)	2,860,302
121,681	Bed Bath & Beyond, Inc.	2,124,550
88,842	Best Buy Co., Inc.	6,799,078
17,349	Big Lots, Inc.	736,465
36,938	Bloomin’ Brands, Inc.	873,953
3,126	Booking Holdings, Inc.(c)	6,808,428
45,745	BorgWarner, Inc.	2,238,760
25,071	Brinker International, Inc.(b)	1,092,845
17,900	Brunswick Corp.	1,071,852
8,689	Burlington Stores, Inc.(c)	1,180,401
55,636	CarMax, Inc.(c)	3,477,250
91,137	Carnival Corp.	5,747,099
6,790	Carter’s, Inc.	681,173
78,725	CBS Corp., Class B	3,873,270
26,032	Charter Communications, Inc., Class A(c)	7,062,221
69,742	Chico’s FAS, Inc.	692,538
3,995	Chipotle Mexican Grill, Inc.(c)	1,691,203
30,220	Cinemark Holdings, Inc.	1,183,717
1,005,072	Comcast Corp., Class A	31,549,210
26,433	Cooper Tire & Rubber Co.	646,287
6,961	Cooper-Standard Holdings, Inc.(c)	861,772
42,538	Core-Mark Holding Co., Inc.	876,708
4,350	Cracker Barrel Old Country Store, Inc.(b)	715,967
56,545	D.R. Horton, Inc.	2,495,896
50,944	Dana, Inc.	1,208,901
25,226	Darden Restaurants, Inc.	2,342,486
27,349	Delphi Technologies PLC	1,323,965
43,802	Dick’s Sporting Goods, Inc.	1,449,408
11,979	Dillard’s, Inc., Class A(b)	893,034
44,111	Discovery, Inc., Class A(b)(c)	1,043,225
73,818	Discovery, Inc., Class C(c)	1,640,236
45,435	DISH Network Corp., Class A(c)	1,524,344
48,933	Dollar General Corp.	4,723,503
37,997	Dollar Tree, Inc.(c)	3,643,532
3,518	Domino’s Pizza, Inc.	850,406
35,978	DSW, Inc., Class A	802,309
17,769	Expedia Group, Inc.	2,045,923
94,236	Express, Inc.(c)	738,810
46,276	Extended Stay America, Inc.	906,084
46,072	Foot Locker, Inc.	1,984,782
3,359,642	Ford Motor Co.	37,762,376
69,798	Fossil Group, Inc.(b)(c)	1,043,480

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
135,486	GameStop Corp., Class A(b)	$1,849,384
70,583	Gannett Co., Inc.	682,538
89,898	Gap, Inc. (The)	2,628,618
26,117	Garmin Ltd.	1,532,284
764,772	General Motors Co.	28,097,723
20,498	Genesco, Inc.(c)	876,290
46,748	Gentex Corp.	1,063,050
40,742	Genuine Parts Co.	3,598,333
163,651	GNC Holdings, Inc., Class A(b)(c)	580,961
142,492	Goodyear Tire & Rubber Co. (The)	3,577,974
1,310	Graham Holdings Co., Class B	789,996
18,096	Group 1 Automotive, Inc.	1,182,574
59,920	H&R Block, Inc.	1,656,788
77,253	Hanesbrands, Inc.	1,426,863
56,067	Harley-Davidson, Inc.	2,306,036
19,265	Hasbro, Inc.	1,697,054
17,992	Hilton Worldwide Holdings, Inc.	1,418,489
146,809	Home Depot, Inc. (The)	27,130,303
9,869	Hyatt Hotels Corp., Class A	758,630
43,179	International Game Technology PLC	1,220,670
92,330	Interpublic Group of Cos., Inc. (The)	2,178,065
419,363	J.C. Penney Co., Inc.(b)(c)	1,220,346
87,337	Kohl’s Corp.	5,425,374
109,879	L Brands, Inc.	3,835,876
75,451	Las Vegas Sands Corp.	5,532,822
18,271	Lear Corp.	3,416,129
34,300	Leggett & Platt, Inc.	1,390,865
37,586	Lennar Corp., Class A	1,987,924
2,816	Liberty Broadband Corp., Class A(c)	198,472
11,550	Liberty Broadband Corp., Class C(c)	818,780
18,065	Liberty Expedia Holdings, Inc., Class A(c)	737,052
87,921	Liberty Global PLC, Series A (United Kingdom)(c)	2,649,939
228,659	Liberty Global PLC, Series C (United Kingdom)(c)	6,653,977
28,600	Liberty Media Corp.-Liberty SiriusXM, Class A(c)	1,194,622
57,770	Liberty Media Corp.-Liberty SiriusXM, Class C(c)	2,406,698
8,914	Lithia Motors, Inc., Class A	854,496
23,373	Live Nation Entertainment, Inc.(c)	922,532
55,190	LKQ Corp.(c)	1,711,994
151,930	Lowe’s Cos., Inc.	12,523,590
8,330	Lululemon Athletica, Inc.(c)	831,334
280,138	Macy’s, Inc.	8,703,888
24,671	Marriott International, Inc., Class A	3,372,032
211,600	Mattel, Inc.(b)	3,131,680
130,865	McDonald’s Corp.	21,912,036
15,735	Meritage Homes Corp.(c)	700,208
109,627	MGM Resorts International	3,444,480
27,754	Michael Kors Holdings Ltd.(c)	1,898,929
34,135	Michaels Cos., Inc. (The)(c)	635,594
11,091	Mohawk Industries, Inc.(c)	2,327,779
30,340	Murphy USA, Inc.(c)	1,898,374
5,884	Netflix, Inc.(c)	1,838,515
139,700	Newell Brands, Inc.	3,859,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
114,585	News Corp., Class A	$1,831,068
36,792	News Corp., Class B	597,870
138,181	NIKE, Inc., Class B	9,450,199
58,355	Nordstrom, Inc.	2,950,429
31,500	Norwegian Cruise Line Holdings Ltd.(c)	1,684,305
401	NVR, Inc.(c)	1,243,100
536,949	Office Depot, Inc.	1,229,613
63,570	Omnicom Group, Inc.	4,682,566
10,811	O’Reilly Automotive, Inc.(c)	2,768,373
23,284	Penske Automotive Group, Inc.	1,050,108
12,345	Polaris Industries, Inc.	1,294,003
66,897	PulteGroup, Inc.	2,030,993
15,220	PVH Corp.	2,430,177
128,998	Qurate Retail Group, Inc. Qvc Group, Class A(c)	3,019,843
16,678	Ralph Lauren Corp., Class A	1,832,078
41,977	Ross Stores, Inc.	3,393,840
25,961	Royal Caribbean Cruises Ltd.	2,808,721
61,842	Sally Beauty Holdings, Inc.(c)	1,069,248
47,217	SeaWorld Entertainment, Inc.(b)(c)	712,505
30,409	Service Corp. International	1,110,233
14,955	ServiceMaster Global Holdings, Inc.(c)	756,723
33,320	Signet Jewelers Ltd.	1,295,482
19,102	Sinclair Broadcast Group, Inc., Class A	541,542
12,089	Six Flags Entertainment Corp.	764,508
19,748	Skechers U.S.A., Inc., Class A(c)	562,818
37,122	Sonic Automotive, Inc., Class A	735,016
138,255	Starbucks Corp.	7,959,340
61,147	Tapestry, Inc.	3,287,874
248,148	Target Corp.	18,015,545
43,367	Taylor Morrison Home Corp., Class A(c)	1,030,400
82,114	TEGNA, Inc.	867,945
33,815	Tenneco, Inc.	1,511,192
3,538	Tesla, Inc.(b)(c)	1,039,818
7,939	Thor Industries, Inc.	842,645
18,688	Tiffany & Co.	1,921,687
164,755	Time Warner, Inc.	15,618,774
108,625	TJX Cos., Inc. (The)	9,216,831
34,231	Toll Brothers, Inc.	1,443,179
24,153	Tractor Supply Co.	1,642,404
39,856	TRI Pointe Group, Inc.(c)	681,936
35,646	Tribune Media Co., Class A	1,347,062
20,077	Tupperware Brands Corp.	894,631
166,621	Twenty-First Century Fox, Inc., Class A	6,091,664
70,039	Twenty-First Century Fox, Inc., Class B	2,526,307
4,910	Ulta Beauty, Inc.(c)	1,231,968
32,754	Under Armour, Inc., Class C(b)(c)	502,774
31,642	Under Armour, Inc., Class A(b)(c)	561,962
25,137	Urban Outfitters, Inc.(c)	1,012,267
3,114	Vail Resorts, Inc.	714,071
56,323	VF Corp.	4,554,841
176,662	Viacom, Inc., Class B	5,328,126
35,519	Vista Outdoor, Inc.(c)	594,943
16,778	Visteon Corp.(c)	2,087,854
265,174	Walt Disney Co. (The)	26,604,907
27,793	Whirlpool Corp.	4,306,525

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
28,601	Williams-Sonoma, Inc.(b)	$1,367,128
17,157	Wyndham Worldwide Corp.	1,959,501
16,613	Wynn Resorts Ltd.	3,093,175
51,435	Yum China Holdings, Inc. (China)	2,199,361
62,075	Yum! Brands, Inc.	5,406,733

		581,897,820

	Consumer Staples—8.0%
367,463	Altria Group, Inc.	20,618,349
345,993	Archer-Daniels-Midland Co.	15,701,162
430,063	Avon Products, Inc. (United Kingdom)(c)	1,088,059
24,957	Brown-Forman Corp., Class B	1,398,590
107,260	Bunge Ltd.	7,747,390
43,833	Campbell Soup Co.(b)	1,787,510
12,006	Casey’s General Stores, Inc.	1,159,780
35,267	Church & Dwight Co., Inc.	1,629,335
20,807	Clorox Co. (The)	2,438,580
718,528	Coca-Cola Co. (The)	31,047,595
38,048	Coca-Cola European Partners PLC (United Kingdom)	1,491,482
125,682	Colgate-Palmolive Co.	8,198,237
96,106	Conagra Brands, Inc.	3,562,649
12,990	Constellation Brands, Inc., Class A	3,028,359
117,580	Costco Wholesale Corp.	23,182,073
63,211	Darling Ingredients, Inc.(c)	1,083,436
119,666	Dean Foods Co.	1,030,324
27,693	Dr Pepper Snapple Group, Inc.	3,322,052
18,896	Edgewell Personal Care Co.(c)	832,369
17,951	Estee Lauder Cos., Inc. (The), Class A	2,658,364
49,122	Flowers Foods, Inc.	1,110,648
150,836	General Mills, Inc.	6,597,567
24,245	Hain Celestial Group, Inc. (The)(c)	706,257
10,656	Herbalife Nutrition Ltd.(c)	1,126,659
22,577	Hershey Co. (The)	2,075,729
48,011	Hormel Foods Corp.(b)	1,740,399
56,962	HRG Group, Inc.(c)	640,253
15,640	Ingredion, Inc.	1,893,848
28,611	JM Smucker Co. (The)	3,263,943
57,252	Kellogg Co.	3,372,143
74,891	Kimberly-Clark Corp.	7,754,214
151,762	Kraft Heinz Co. (The)	8,556,342
596,214	Kroger Co. (The)	15,018,631
12,638	Lamb Weston Holdings, Inc.	825,514
16,276	McCormick & Co., Inc.	1,715,653
42,950	Molson Coors Brewing Co., Class B	3,059,758
338,677	Mondelez International, Inc., Class A	13,377,741
20,010	Monster Beverage Corp.(c)	1,100,550
54,609	Nomad Foods Ltd. (United Kingdom)(c)	900,502
12,744	Nu Skin Enterprises, Inc., Class A	906,736
276,431	PepsiCo, Inc.	27,902,945
56,380	Performance Food Group Co.(c)	1,829,531
324,132	Philip Morris International, Inc.	26,578,824
20,889	Pinnacle Foods, Inc.	1,261,696
15,580	Post Holdings, Inc.(c)	1,239,701
641,941	Procter & Gamble Co. (The)	46,438,012
2,437,041	Rite Aid Corp.(b)(c)	4,069,858
5,317	Sanderson Farms, Inc.(b)	591,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
30,573	SpartanNash Co.	$555,817
28,086	Sprouts Farmers Market, Inc.(c)	702,993
129,554	Supervalu, Inc.(c)	2,268,490
145,001	Sysco Corp.	9,068,363
32,397	TreeHouse Foods, Inc.(c)	1,247,284
70,060	Tyson Foods, Inc., Class A	4,911,206
34,125	United Natural Foods, Inc.(c)	1,536,307
15,149	Universal Corp.	712,760
129,188	US Foods Holding Corp.(c)	4,415,646
275,522	Walgreens Boots Alliance, Inc.	18,308,437
504,824	Walmart, Inc.	44,656,731

		407,044,421

	Energy—11.2%
127,068	Anadarko Petroleum Corp.	8,554,218
66,726	Andeavor	9,229,540
94,296	Antero Resources Corp.(c)	1,791,624
152,460	Apache Corp.	6,243,237
82,708	Baker Hughes a GE Co.	2,986,586
46,685	Cabot Oil & Gas Corp.	1,116,238
750,338	Chesapeake Energy Corp.(b)(c)	2,228,504
843,870	Chevron Corp.	105,576,576
8,879	Cimarex Energy Co.	893,139
88,081	CNX Resources Corp.(c)	1,308,884
20,322	Concho Resources, Inc.(c)	3,194,822
546,306	ConocoPhillips	35,783,043
87,367	Cosan Ltd., Class A (Brazil)	880,659
35,532	Delek US Holdings, Inc.	1,683,151
103,411	Devon Energy Corp.	3,756,922
84,937	Diamond Offshore Drilling, Inc.(b)(c)	1,561,991
7,308	Diamondback Energy, Inc.(c)	938,713
18,391	Energen Corp.(c)	1,203,507
677,684	Ensco PLC, Class A	3,828,915
68,066	EOG Resources, Inc.	8,043,359
35,521	EQT Corp.	1,782,799
1,759,857	Exxon Mobil Corp.	136,828,882
170,747	Halliburton Co.	9,047,883
38,829	Helmerich & Payne, Inc.	2,700,557
140,089	Hess Corp.	7,983,672
117,313	HollyFrontier Corp.	7,119,726
873,436	Kinder Morgan, Inc.	13,817,757
507,340	Marathon Oil Corp.	9,258,955
233,756	Marathon Petroleum Corp.	17,510,662
108,736	McDermott International, Inc.(c)	717,658
119,108	Murphy Oil Corp.	3,586,342
277,319	Nabors Industries Ltd.	2,110,398
194,471	National Oilwell Varco, Inc.	7,520,193
648,235	Noble Corp. PLC(c)	3,027,257
156,266	Noble Energy, Inc.	5,286,479
155,073	Oasis Petroleum, Inc.(c)	1,710,455
242,410	Occidental Petroleum Corp.	18,728,597
72,403	Oceaneering International, Inc.	1,537,840
55,449	ONEOK, Inc.	3,339,139
64,293	Patterson-UTI Energy, Inc.(b)	1,377,156
93,887	PBF Energy, Inc., Class A	3,598,689
16,441	PDC Energy, Inc.(c)	880,251
17,564	Peabody Energy Corp.	647,233

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
212,891	Phillips 66	$23,696,897
17,553	Pioneer Natural Resources Co.	3,537,807
150,363	QEP Resources, Inc.(c)	1,831,421
113,407	Range Resources Corp.	1,570,687
105,533	Rowan Cos. PLC, Class A(c)	1,523,896
20,737	RSP Permian, Inc.(c)	1,028,762
370,647	Schlumberger Ltd.	25,411,558
52,410	SM Energy Co.	1,255,219
94,319	Superior Energy Services, Inc.(c)	1,012,043
56,013	Targa Resources Corp.	2,630,931
706,138	Transocean Ltd.(b)(c)	8,734,927
232,837	Valero Energy Corp.	25,828,608
920,648	Weatherford International PLC(b)(c)	2,715,912
82,396	Whiting Petroleum Corp.(c)	3,363,405
264,333	Williams Cos., Inc. (The)	6,801,288
73,021	World Fuel Services Corp.	1,567,761
103,185	WPX Energy, Inc.(c)	1,763,432

		575,196,762

	Financials—18.5%
9,612	Affiliated Managers Group, Inc.	1,584,634
246,978	Aflac, Inc.	11,254,787
152,926	AGNC Investment Corp. REIT	2,893,360
5,677	Alleghany Corp.	3,262,402
118,650	Allstate Corp. (The)	11,606,343
215,723	Ally Financial, Inc.	5,630,370
47,231	Ambac Financial Group, Inc.(c)	804,344
34,515	American Equity Investment Life Holding Co.	1,042,353
156,060	American Express Co.	15,410,925
19,298	American Financial Group, Inc.	2,184,920
498,104	American International Group, Inc.	27,893,824
32,499	Ameriprise Financial, Inc.	4,556,685
475,595	Annaly Capital Management, Inc. REIT	4,931,920
33,512	Aon PLC	4,774,455
30,629	Arch Capital Group Ltd.(c)	2,454,302
32,482	Arthur J. Gallagher & Co.	2,273,415
30,699	Aspen Insurance Holdings Ltd. (Bermuda)	1,303,173
40,949	Associated Banc-Corp.	1,083,101
28,190	Assurant, Inc.	2,616,596
53,346	Assured Guaranty Ltd.	1,935,926
29,765	Athene Holding Ltd., Class A(c)	1,458,485
41,896	Axis Capital Holdings Ltd.	2,459,295
2,008,896	Bank of America Corp.	60,106,168
8,251	Bank of Hawaii Corp.	694,817
233,652	Bank of New York Mellon Corp. (The)	12,736,370
14,164	Bank of The Ozarks	662,875
25,145	BankUnited, Inc.	995,993
197,230	BB&T Corp.	10,413,744
475,302	Berkshire Hathaway, Inc., Class B(c)	92,080,256
19,420	BlackRock, Inc.	10,127,530
25,069	Blackstone Mortgage Trust, Inc., Class A REIT	773,379
51,537	Brighthouse Financial, Inc.(c)	2,617,049
34,698	Brown & Brown, Inc.	944,827
202,545	Capital One Financial Corp.	18,354,628
95,058	Charles Schwab Corp. (The)	5,292,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
85,479	Chimera Investment Corp. REIT	$1,495,028
109,196	Chubb Ltd.	14,814,621
40,175	Cincinnati Financial Corp.	2,825,909
58,368	CIT Group, Inc.	3,090,586
834,663	Citigroup, Inc.	56,982,443
139,531	Citizens Financial Group, Inc.	5,789,141
50,051	CME Group, Inc.	7,892,042
77,125	CNO Financial Group, Inc.	1,653,560
27,841	Comerica, Inc.	2,633,202
17,964	Commerce Bancshares, Inc.	1,141,073
10,522	Cullen/Frost Bankers, Inc.	1,204,243
93,103	Discover Financial Services	6,633,589
41,973	E*TRADE Financial Corp.(c)	2,546,922
20,965	East West Bancorp, Inc.	1,396,688
17,782	Eaton Vance Corp.	967,163
13,343	Everest Re Group Ltd.	3,104,516
65,210	F.N.B. Corp.	847,730
26,147	Federated Investors, Inc., Class B	692,111
200,542	Fifth Third Bancorp	6,651,978
28,575	First American Financial Corp.	1,460,468
37,899	First Horizon National Corp.	693,552
20,015	First Republic Bank	1,858,793
53,975	FNF Group	1,987,899
105,554	Franklin Resources, Inc.	3,550,837
43,344	Fulton Financial Corp.	732,514
623,996	Genworth Financial, Inc., Class A(c)	1,722,229
99,568	Goldman Sachs Group, Inc. (The)	23,730,041
19,157	Hancock Holding Co.	935,819
13,329	Hanover Insurance Group, Inc. (The)	1,530,836
158,459	Hartford Financial Services Group, Inc. (The)	8,531,433
213,424	Huntington Bancshares, Inc.	3,182,152
9,173	IBERIABANK Corp.	687,516
62,759	Intercontinental Exchange, Inc.	4,547,517
117,341	Invesco Ltd.(d)	3,399,369
56,413	Invesco Mortgage Capital, Inc. REIT(d)	915,583
56,745	Investors Bancorp, Inc.	758,681
28,988	Janus Henderson Group PLC (United Kingdom)	915,731
833,371	JPMorgan Chase & Co.	90,654,097
12,251	Kemper Corp.	826,942
228,116	KeyCorp	4,544,071
31,549	Legg Mason, Inc.	1,252,495
124,384	Leucadia National Corp.	2,990,191
71,745	Lincoln National Corp.	5,068,067
108,952	Loews Corp.	5,715,622
19,985	LPL Financial Holdings, Inc.	1,210,491
28,325	M&T Bank Corp.	5,162,798
2,751	Markel Corp.(c)	3,108,740
75,587	Marsh & McLennan Cos., Inc.	6,160,340
17,505	MB Financial, Inc.	746,063
155,476	MBIA, Inc.(b)(c)	1,324,656
439,888	MetLife, Inc.	20,969,461
159,403	MFA Financial, Inc. REIT	1,198,711
60,887	MGIC Investment Corp.(c)	610,088
10,723	Moody’s Corp.	1,739,271
288,808	Morgan Stanley	14,908,269

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
18,513	Nasdaq, Inc.	$1,635,068
258,696	Navient Corp.	3,430,309
97,484	New Residential Investment Corp. REIT	1,704,020
215,979	New York Community Bancorp, Inc.	2,565,831
36,424	Northern Trust Corp.	3,888,262
103,533	Old Republic International Corp.	2,112,073
26,547	OneMain Holdings, Inc.(c)	818,975
27,095	PacWest Bancorp	1,388,348
44,678	PennyMac Mortgage Investment Trust REIT	785,886
101,141	People’s United Financial, Inc.	1,849,869
104,642	PNC Financial Services Group, Inc. (The)	15,236,922
35,863	Popular, Inc.	1,660,098
7,576	Primerica, Inc.	732,978
78,767	Principal Financial Group, Inc.	4,664,582
23,701	ProAssurance Corp.	1,121,057
119,802	Progressive Corp. (The)	7,222,863
13,988	Prosperity Bancshares, Inc.	1,003,919
187,004	Prudential Financial, Inc.	19,882,265
36,303	Radian Group, Inc.	519,133
20,897	Raymond James Financial, Inc.	1,875,506
285,146	Regions Financial Corp.	5,332,230
20,977	Reinsurance Group of America, Inc.	3,133,964
11,671	RenaissanceRe Holdings Ltd. (Bermuda)	1,587,723
10,941	RLI Corp.	692,346
18,697	S&P Global, Inc.	3,526,254
96,333	Santander Consumer USA Holdings, Inc.	1,777,344
10,310	SEI Investments Co.	651,901
12,372	Selective Insurance Group, Inc.	732,422
8,666	Signature Bank/New York NY(c)	1,101,882
136,238	SLM Corp.(c)	1,564,012
94,526	Starwood Property Trust, Inc. REIT	1,981,265
72,903	State Street Corp.	7,274,261
16,956	Stifel Financial Corp.	988,196
117,407	SunTrust Banks, Inc.	7,842,788
6,509	SVB Financial Group(c)	1,950,161
223,154	Synchrony Financial	7,402,018
20,077	Synovus Financial Corp.	1,049,425
41,131	T. Rowe Price Group, Inc.	4,681,530
39,463	TCF Financial Corp.	979,866
26,788	TD Ameritrade Holding Corp.	1,556,115
7,678	Texas Capital Bancshares, Inc.(c)	757,435
25,523	Torchmark Corp.	2,213,865
111,348	Travelers Cos., Inc. (The)	14,653,397
76,921	Two Harbors Investment Corp. REIT	1,173,814
369,126	U.S. Bancorp	18,622,407
58,564	Umpqua Holdings Corp.	1,379,768
21,471	United Bankshares, Inc.	728,940
77,923	Unum Group	3,769,915
25,587	Validus Holdings Ltd.	1,734,031
60,957	Valley National Bancorp	765,010
83,861	Voya Financial, Inc.	4,390,123
30,485	W.R. Berkley Corp.	2,272,962
48,728	Waddell & Reed Financial, Inc., Class A	986,255
19,453	Washington Federal, Inc.	617,633
16,970	Webster Financial Corp.	1,021,424
1,328,778	Wells Fargo & Co.	69,043,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,077	White Mountains Insurance Group Ltd.	$931,917
19,775	Willis Towers Watson PLC	2,936,785
8,828	Wintrust Financial Corp.	789,665
88,959	XL Group Ltd. (Bermuda)	4,945,231
34,829	Zions Bancorporation	1,906,888

		946,454,405

	Health Care—11.8%
202,843	Abbott Laboratories	11,791,264
148,115	AbbVie, Inc.	14,300,503
21,076	Acadia Healthcare Co., Inc.(c)	749,884
70,534	Aetna, Inc.	12,629,113
28,228	Agilent Technologies, Inc.	1,855,709
22,830	Alexion Pharmaceuticals, Inc.(c)	2,685,493
111,758	Allergan PLC	17,171,617
103,455	AmerisourceBergen Corp.	9,370,954
109,849	Amgen, Inc.	19,166,454
76,001	Anthem, Inc.	17,935,476
74,866	Baxter International, Inc.	5,203,187
23,497	Becton, Dickinson and Co.	5,448,249
24,414	Biogen, Inc.(c)	6,679,670
8,267	BioMarin Pharmaceutical, Inc.(c)	690,377
3,225	Bio-Rad Laboratories, Inc., Class A(c)	818,215
92,694	Boston Scientific Corp.(c)	2,662,172
225,847	Bristol-Myers Squibb Co.	11,773,404
152,087	Brookdale Senior Living, Inc.(c)	1,101,110
221,573	Cardinal Health, Inc.	14,218,339
16,775	Catalent, Inc.(c)	689,620
52,153	Celgene Corp.(c)	4,542,526
46,409	Centene Corp.(c)	5,039,089
31,652	Cerner Corp.(c)	1,843,729
41,081	Cigna Corp.	7,058,537
383,936	Community Health Systems, Inc.(b)(c)	1,451,278
3,960	Cooper Cos., Inc. (The)	905,692
468,028	CVS Health Corp.	32,682,395
70,744	Danaher Corp.	7,097,038
50,645	DaVita, Inc.(c)	3,180,000
36,663	DENTSPLY Sirona, Inc.	1,845,615
11,814	Edwards Lifesciences Corp.(c)	1,504,631
177,540	Eli Lilly & Co.	14,393,168
19,526	Encompass Health Corp.	1,187,571
144,622	Endo International PLC(c)	828,684
55,635	Envision Healthcare Corp.(c)	2,067,953
310,204	Express Scripts Holding Co.(c)	23,482,443
196,640	Gilead Sciences, Inc.	14,203,307
86,904	HCA Healthcare, Inc.	8,320,189
40,563	Henry Schein, Inc.(c)	3,082,788
8,742	Hill-Rom Holdings, Inc.	750,326
33,762	Hologic, Inc.(c)	1,309,628
34,042	Humana, Inc.	10,014,476
5,229	Illumina, Inc.(c)	1,259,823
5,675	Intuitive Surgical, Inc.(c)	2,501,426
21,578	Iqvia Holdings, Inc.(c)	2,066,309
6,586	Jazz Pharmaceuticals PLC(c)	1,001,335
469,606	Johnson & Johnson	59,400,463
109,803	Kindred Healthcare, Inc.(c)	977,247
19,475	Laboratory Corp. of America Holdings(c)	3,325,356

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
30,990	LifePoint Health, Inc.(c)	$1,484,421
10,383	Magellan Health, Inc.(c)	870,615
120,200	Mallinckrodt PLC(c)	1,562,600
155,501	McKesson Corp.	24,290,811
25,061	MEDNAX, Inc.(c)	1,150,550
248,027	Medtronic PLC	19,874,403
688,472	Merck & Co., Inc.	40,530,347
1,483	Mettler-Toledo International, Inc.(c)	830,376
23,487	Molina Healthcare, Inc.(c)	1,955,293
127,403	Mylan NV(c)	4,938,140
94,883	Owens & Minor, Inc.	1,541,849
33,199	Patterson Cos., Inc.	772,873
11,848	PerkinElmer, Inc.	869,169
19,749	Perrigo Co. PLC	1,543,187
1,455,058	Pfizer, Inc.	53,269,673
31,383	Quest Diagnostics, Inc.	3,175,960
5,170	Regeneron Pharmaceuticals, Inc.(c)	1,570,026
12,223	ResMed, Inc.	1,156,785
47,927	Select Medical Holdings Corp.(c)	865,082
12,198	STERIS PLC	1,152,955
32,000	Stryker Corp.	5,421,440
3,622	Teleflex, Inc.	970,261
152,386	Tenet Healthcare Corp.(c)	3,648,121
39,542	Thermo Fisher Scientific, Inc.	8,317,660
8,470	United Therapeutics Corp.(c)	932,632
152,066	UnitedHealth Group, Inc.	35,948,402
21,104	Universal Health Services, Inc., Class B	2,410,077
9,923	Varian Medical Systems, Inc.(c)	1,147,000
6,263	Waters Corp.(c)	1,180,012
12,781	WellCare Health Plans, Inc.(c)	2,622,150
30,470	Zimmer Biomet Holdings, Inc.	3,509,230
25,460	Zoetis, Inc.	2,125,401

		605,901,333

	Industrials—9.9%
75,617	3M Co.	14,699,189
12,501	A.O. Smith Corp.	766,936
20,770	ABM Industries, Inc.	646,570
5,651	Acuity Brands, Inc.	676,820
81,375	AECOM(c)	2,802,555
61,955	AerCap Holdings NV (Ireland)(c)	3,229,714
26,329	AGCO Corp.	1,650,302
21,441	Air Lease Corp.	893,875
25,068	Allison Transmission Holdings, Inc.	977,401
39,547	American Airlines Group, Inc.	1,697,753
23,822	AMETEK, Inc.	1,662,776
134,353	Arconic, Inc.	2,392,827
82,454	Avis Budget Group, Inc.(c)	4,074,052
15,132	Beacon Roofing Supply, Inc.(c)	740,711
62,003	Boeing Co. (The)	20,681,721
31,799	C.H. Robinson Worldwide, Inc.	2,926,462
12,281	Carlisle Cos., Inc.	1,323,032
114,841	Caterpillar, Inc.	16,578,447
93,798	Chicago Bridge & Iron Co. NV(b)	1,416,350
9,282	Cintas Corp.	1,580,725
18,107	Clean Harbors, Inc.(c)	829,301
34,789	Colfax Corp.(c)	1,078,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
49,663	Covanta Holding Corp.	$739,979
8,766	Crane Co.	733,188
146,521	CSX Corp.	8,701,882
38,088	Cummins, Inc.	6,088,748
6,012	Curtiss-Wright Corp.	769,776
67,682	Deere & Co.	9,159,405
53,595	Delta Air Lines, Inc.	2,798,731
11,156	Deluxe Corp.	764,632
19,260	Donaldson Co., Inc.	852,448
30,199	Dover Corp.	2,799,447
6,022	Dun & Bradstreet Corp. (The)	694,397
116,607	Eaton Corp. PLC	8,749,023
16,422	EMCOR Group, Inc.	1,208,495
144,983	Emerson Electric Co.	9,628,321
9,748	EnerSys	668,323
14,523	Equifax, Inc.	1,627,302
10,598	Esterline Technologies Corp.(c)	761,466
29,307	Expeditors International of Washington, Inc.	1,871,545
43,855	Fastenal Co.	2,192,311
49,797	FedEx Corp.	12,309,818
35,219	Flowserve Corp.	1,564,076
71,252	Fluor Corp.	4,200,305
24,099	Fortive Corp.	1,694,401
22,037	Fortune Brands Home & Security, Inc.	1,205,204
13,800	GATX Corp.	900,312
20,223	Generac Holdings, Inc.(c)	910,237
25,162	General Cable Corp.	746,053
41,728	General Dynamics Corp.	8,400,264
4,642,246	General Electric Co.	65,316,401
17,446	Genesee & Wyoming, Inc., Class A(c)	1,242,155
16,043	Harris Corp.	2,509,446
54,408	HD Supply Holdings, Inc.(c)	2,106,134
162,918	Hertz Global Holdings, Inc.(c)	3,567,904
10,295	Hexcel Corp.	684,309
112,304	Honeywell International, Inc.	16,248,143
15,834	Hub Group, Inc., Class A(c)	695,904
10,498	Hubbell, Inc.	1,090,322
6,487	Huntington Ingalls Industries, Inc.	1,577,703
8,271	IDEX Corp.	1,105,502
44,787	IHS Markit Ltd.(c)	2,200,385
38,577	Illinois Tool Works, Inc.	5,478,706
48,413	Ingersoll-Rand PLC	4,061,367
16,127	ITT, Inc.	788,449
11,811	J.B. Hunt Transport Services, Inc.	1,386,966
42,128	Jacobs Engineering Group, Inc.	2,447,216
33,274	JetBlue Airways Corp.(c)	638,528
207,362	Johnson Controls International PLC	7,023,351
18,650	Kansas City Southern	1,988,649
25,143	KAR Auction Services, Inc.	1,307,185
55,625	KBR, Inc.	928,381
17,225	Kennametal, Inc.	627,851
15,641	Kirby Corp.(c)	1,334,177
11,402	KLX, Inc.(c)	891,978
18,222	Knight-Swift Transportation Holdings, Inc.	710,840
16,627	L3 Technologies, Inc.	3,256,897
3,589	Lennox International, Inc.	694,005

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
9,188	Lincoln Electric Holdings, Inc.	$761,410
36,875	Lockheed Martin Corp.	11,830,975
25,039	Macquarie Infrastructure Corp.	948,978
27,450	ManpowerGroup, Inc.	2,627,514
39,590	Masco Corp.	1,499,273
18,469	MasTec, Inc.(c)	812,636
26,442	Meritor, Inc.(c)	514,826
5,938	Middleby Corp. (The)(c)	747,238
8,823	Moog, Inc., Class A(c)	723,221
59,034	MRC Global, Inc.(c)	1,105,707
10,474	MSC Industrial Direct Co., Inc., Class A	905,373
20,078	Navistar International Corp.(c)	698,915
101,830	Nielsen Holdings PLC	3,202,554
5,433	Nordson Corp.	698,684
59,039	Norfolk Southern Corp.	8,470,325
20,819	Northrop Grumman Corp.	6,704,551
74,686	NOW, Inc.(b)(c)	905,941
6,984	Old Dominion Freight Line, Inc.	934,878
7,355	Orbital ATK, Inc.	973,655
18,315	Oshkosh Corp.	1,321,610
21,364	Owens Corning	1,399,128
100,559	PACCAR, Inc.	6,402,592
23,440	Parker-Hannifin Corp.	3,858,693
32,477	Pentair PLC (United Kingdom)	2,185,053
130,600	Pitney Bowes, Inc.	1,334,732
60,909	Quanta Services, Inc.(c)	1,979,542
44,803	Raytheon Co.	9,181,927
14,288	Regal Beloit Corp.	1,017,306
53,926	Republic Services, Inc.	3,487,934
29,050	Rexnord Corp.(c)	799,165
23,870	Robert Half International, Inc.	1,450,102
15,988	Rockwell Automation, Inc.	2,630,506
16,440	Rockwell Collins, Inc.	2,178,958
8,582	Roper Technologies, Inc.	2,267,279
125,043	RR Donnelley & Sons Co.	1,056,613
20,282	Rush Enterprises, Inc., Class A(c)	828,114
31,216	Ryder System, Inc.	2,104,895
24,508	Sensata Technologies Holding PLC(c)	1,243,046
10,542	Snap-on, Inc.	1,531,225
26,519	Southwest Airlines Co.	1,400,999
14,572	Spirit AeroSystems Holdings, Inc., Class A	1,171,152
27,838	Stanley Black & Decker, Inc.	3,941,582
17,707	Stericycle, Inc.(c)	1,039,578
4,985	Teledyne Technologies, Inc.(c)	932,644
28,008	Terex Corp.	1,022,852
56,322	Textron, Inc.	3,499,849
19,872	Timken Co. (The)	849,528
10,967	Toro Co. (The)	640,363
10,611	TransDigm Group, Inc.	3,401,568
13,353	TransUnion(c)	866,743
62,877	Trinity Industries, Inc.	2,003,890
25,465	Triumph Group, Inc.	602,247
37,437	Tutor Perini Corp.(c)	773,074
133,199	Union Pacific Corp.	17,799,382
42,281	United Continental Holdings, Inc.(c)	2,855,659
152,239	United Parcel Service, Inc., Class B	17,279,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
19,152	United Rentals, Inc.(c)	$2,872,800
179,748	United Technologies Corp.	21,596,722
56,478	Univar, Inc.(c)	1,556,534
21,676	USG Corp.(c)	872,025
5,221	Valmont Industries, Inc.	741,904
11,779	Verisk Analytics, Inc.(c)	1,253,875
11,083	W.W. Grainger, Inc.	3,118,202
6,227	WABCO Holdings, Inc.(c)	803,221
12,714	Wabtec Corp.	1,129,130
82,223	Waste Management, Inc.	6,683,908
5,933	Watsco, Inc.	993,303
29,637	WESCO International, Inc.(c)	1,764,883
16,965	XPO Logistics, Inc.(c)	1,648,319
19,711	Xylem, Inc.	1,436,932
89,859	YRC Worldwide, Inc.(c)	747,627

		508,599,965

	Information Technology—13.8%
75,047	Accenture PLC, Class A	11,347,106
55,062	Activision Blizzard, Inc.	3,653,364
16,690	Adobe Systems, Inc.(c)	3,698,504
58,203	Advanced Micro Devices, Inc.(b)(c)	633,249
23,055	Akamai Technologies, Inc.(c)	1,651,891
8,779	Alliance Data Systems Corp.	1,782,576
23,519	Alphabet, Inc., Class A(c)	23,955,983
23,665	Alphabet, Inc., Class C(c)	24,075,114
24,654	Amdocs Ltd.	1,657,982
26,315	Amphenol Corp., Class A	2,202,829
39,687	Analog Devices, Inc.	3,466,659
15,138	Anixter International, Inc.(c)	891,628
6,007	ANSYS, Inc.(c)	971,092
699,147	Apple, Inc.	115,541,033
89,787	Applied Materials, Inc.	4,459,720
63,187	ARRIS International PLC(c)	1,706,049
60,733	Arrow Electronics, Inc.(c)	4,539,184
53,663	Automatic Data Processing, Inc.	6,336,527
99,192	Avnet, Inc.	3,891,302
9,302	Belden, Inc.	573,003
26,181	Benchmark Electronics, Inc.	688,560
59,431	Booz Allen Hamilton Holding Corp.	2,355,251
23,932	Broadcom, Inc.	5,490,479
11,758	Broadridge Financial Solutions, Inc.	1,260,575
86,246	CA, Inc.	3,001,361
7,688	CACI International, Inc., Class A(c)	1,161,272
17,507	Cadence Design Systems, Inc.(c)	701,330
27,764	Cars.Com, Inc.(c)	790,719
29,624	CDW Corp.	2,111,895
12,004	Check Point Software Technologies Ltd. (Israel)(c)	1,158,506
838,859	Cisco Systems, Inc.	37,153,065
14,335	Citrix Systems, Inc.(c)	1,475,215
70,339	Cognizant Technology Solutions Corp., Class A	5,755,137
41,380	CommScope Holding Co., Inc.(c)	1,581,544
114,315	Conduent, Inc.(c)	2,224,570
33,033	Convergys Corp.	771,651
16,480	CoreLogic, Inc.(c)	815,760

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
235,166	Corning, Inc.	$6,354,185
24,408	Cree, Inc.(c)	910,907
47,214	Cypress Semiconductor Corp.	688,380
47,363	Diebold Nixdorf, Inc.	727,022
76,012	DXC Technology Co.	7,833,797
108,012	eBay, Inc.(c)	4,091,495
16,089	EchoStar Corp., Class A(c)	845,316
17,465	Electronic Arts, Inc.(c)	2,060,521
6,791	F5 Networks, Inc.(c)	1,107,544
94,587	Facebook, Inc., Class A(c)	16,268,964
47,165	Fidelity National Information Services, Inc.	4,479,260
117,621	First Data Corp., Class A(c)	2,128,940
23,209	First Solar, Inc.(c)	1,645,750
38,204	Fiserv, Inc.(c)	2,707,135
7,103	FleetCor Technologies, Inc.(c)	1,472,310
284,073	Flex Ltd.(c)	3,692,949
17,564	FLIR Systems, Inc.	940,552
26,868	Genpact Ltd.	856,821
9,180	Global Payments, Inc.	1,037,799
617,717	Hewlett Packard Enterprise Co.	10,532,075
389,943	HP, Inc.	8,379,875
6,592	IAC/InterActiveCorp.(c)	1,068,827
27,554	Insight Enterprises, Inc.(c)	976,789
1,060,818	Intel Corp.	54,759,425
254,637	International Business Machines Corp.	36,912,180
13,519	Intuit, Inc.	2,498,176
114,945	Jabil, Inc.	3,057,537
6,886	Jack Henry & Associates, Inc.	822,739
75,263	Juniper Networks, Inc.	1,850,717
28,200	Keysight Technologies, Inc.(c)	1,457,376
37,503	KLA-Tencor Corp.	3,815,555
11,976	Lam Research Corp.	2,216,279
38,600	Leidos Holdings, Inc.	2,479,278
54,175	Marvell Technology Group Ltd. (Bermuda)	1,086,751
35,175	Mastercard, Inc., Class A	6,270,647
34,415	Maxim Integrated Products, Inc.	1,875,617
26,245	Microchip Technology, Inc.	2,195,657
161,951	Micron Technology, Inc.(c)	7,446,507
12,338	Microsemi Corp.(c)	798,145
765,051	Microsoft Corp.	71,547,570
22,000	Motorola Solutions, Inc.	2,416,260
52,694	NCR Corp.(c)	1,621,394
40,996	NetApp, Inc.	2,729,514
25,860	NetScout Systems, Inc.(c)	702,099
56,209	Nuance Communications, Inc.(c)	827,396
11,295	NVIDIA Corp.	2,540,245
39,211	NXP Semiconductors NV (Netherlands)(b)(c)	4,113,234
56,530	ON Semiconductor Corp.(c)	1,248,182
439,791	Oracle Corp.	20,085,255
46,023	Paychex, Inc.	2,787,613
71,577	PayPal Holdings, Inc.(c)	5,340,360
11,383	Plexus Corp.(c)	624,244
21,795	Qorvo, Inc.(c)	1,468,983
336,659	QUALCOMM, Inc.	17,172,976
5,877	Red Hat, Inc.(c)	958,304
31,526	Sabre Corp.	650,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
23,001	salesforce.com, inc.(c)	$2,782,891
55,383	Sanmina Corp.(c)	1,633,798
11,547	Science Applications International Corp.	990,617
108,712	Seagate Technology PLC	6,293,338
15,850	Skyworks Solutions, Inc.	1,375,146
164,522	Symantec Corp.	4,572,066
11,713	SYNNEX Corp.	1,173,291
15,529	Synopsys, Inc.(c)	1,327,885
6,253	Take-Two Interactive Software, Inc.(c)	623,487
56,174	TE Connectivity Ltd.	5,153,965
42,150	Tech Data Corp.(c)	3,213,938
27,519	Teradata Corp.(c)	1,126,077
17,706	Teradyne, Inc.	576,330
104,194	Texas Instruments, Inc.	10,568,397
15,590	Total System Services, Inc.	1,310,495
29,597	Trimble, Inc.(c)	1,024,056
33,068	Twitter, Inc.(c)	1,002,291
9,992	ViaSat, Inc.(b)(c)	639,288
89,798	Visa, Inc., Class A	11,393,570
41,036	Vishay Intertechnology, Inc.	724,285
5,561	VMware, Inc., Class A(b)(c)	741,059
71,110	Western Digital Corp.	5,602,757
130,872	Western Union Co. (The)	2,584,722
4,593	WEX, Inc.(c)	743,699
14,525	Worldpay, Inc., Class A(c)	1,179,721
99,926	Xerox Corp.	3,142,673
33,120	Xilinx, Inc.	2,127,629
5,902	Zebra Technologies Corp., Class A(c)	795,767

		707,139,048

	Materials—3.2%
32,867	Air Products & Chemicals, Inc.	5,333,985
146,576	AK Steel Holding Corp.(b)(c)	672,784
14,727	Albemarle Corp.	1,427,930
85,267	Alcoa Corp.(c)	4,365,670
32,501	Allegheny Technologies, Inc.(c)	863,552
10,657	AptarGroup, Inc.	996,429
13,270	Ashland Global Holdings, Inc.	878,209
14,101	Avery Dennison Corp.	1,477,926
40,482	Axalta Coating Systems Ltd.(c)	1,250,894
60,368	Ball Corp.	2,420,153
30,933	Bemis Co., Inc.	1,338,471
26,503	Berry Global Group, Inc.(c)	1,457,665
17,067	Boise Cascade Co.	709,987
14,882	Cabot Corp.	831,309
13,605	Carpenter Technology Corp.	724,602
22,001	Celanese Corp., Series A	2,390,849
83,706	CF Industries Holdings, Inc.	3,247,793
26,213	Chemours Co. (The)	1,268,971
143,361	Cleveland-Cliffs, Inc.(c)	1,063,739
50,735	Commercial Metals Co.	1,065,942
11,364	Compass Minerals International, Inc.(b)	764,797
71,474	Constellium NV, Class A (Netherlands)(c)	811,230
43,118	Crown Holdings, Inc.(c)	2,149,001
39,441	Domtar Corp.	1,731,460
291,384	DowDuPont, Inc.	18,427,124
37,160	Eastman Chemical Co.	3,793,293

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
36,599	Ecolab, Inc.	$5,298,437
15,434	FMC Corp.	1,230,553
382,497	Freeport-McMoRan, Inc.	5,817,779
75,881	Graphic Packaging Holding Co.	1,085,098
63,409	Huntsman Corp.	1,887,686
11,453	International Flavors & Fragrances, Inc.	1,617,851
127,045	International Paper Co.	6,550,440
23,614	Louisiana-Pacific Corp.	668,985
114,249	LyondellBasell Industries NV, Class A	12,079,547
7,883	Martin Marietta Materials, Inc.	1,535,372
67,323	Monsanto Co.	8,440,285
201,657	Mosaic Co. (The)	5,434,656
116,784	Newmont Mining Corp.	4,588,443
89,258	Nucor Corp.	5,500,078
38,846	Olin Corp.	1,172,761
91,890	Owens-Illinois, Inc.(c)	1,868,124
16,818	Packaging Corp. of America	1,945,674
92,393	Platform Specialty Products Corp.(c)	930,398
18,968	PolyOne Corp.	793,811
44,602	PPG Industries, Inc.	4,722,460
46,808	Praxair, Inc.	7,139,156
26,146	Reliance Steel & Aluminum Co.	2,298,756
30,470	RPM International, Inc.	1,471,701
9,011	Scotts Miracle-Gro Co. (The)	753,139
38,236	Sealed Air Corp.	1,676,649
7,294	Sherwin-Williams Co. (The)	2,681,712
32,571	Sonoco Products Co.	1,672,847
14,357	Southern Copper Corp. (Peru)(b)	758,193
41,422	Steel Dynamics, Inc.	1,856,120
10,651	Trinseo SA	776,990
48,184	United States Steel Corp.	1,630,065
13,260	Vulcan Materials Co.	1,481,009
61,053	WestRock Co.	3,611,895

		162,440,435

	Real Estate—3.5%
13,631	Alexandria Real Estate Equities, Inc. REIT	1,698,014
39,016	American Campus Communities, Inc. REIT	1,525,916
37,047	American Homes 4 Rent, Class A REIT	748,349
34,310	American Tower Corp. REIT	4,678,512
31,418	Apartment Investment & Management Co., Class A REIT	1,275,571
78,613	Apple Hospitality REIT, Inc. REIT	1,414,248
25,217	AvalonBay Communities, Inc. REIT	4,110,371
36,733	Boston Properties, Inc. REIT	4,459,753
53,510	Brandywine Realty Trust REIT	862,046
115,404	Brixmor Property Group, Inc. REIT	1,718,366
20,040	Camden Property Trust REIT	1,711,416
238,790	CBL & Associates Properties, Inc. REIT(b)	998,142
55,386	CBRE Group, Inc., Class A(c)	2,509,540
55,100	Columbia Property Trust, Inc. REIT	1,176,936
91,240	CoreCivic, Inc. REIT	1,839,398
27,715	Corporate Office Properties Trust REIT	762,440
45,799	Crown Castle International Corp. REIT	4,619,745
29,528	CubeSmart REIT	869,304
13,851	DCT Industrial Trust, Inc. REIT	908,210
179,645	DDR Corp. REIT	1,302,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
71,923	DiamondRock Hospitality Co. REIT	$794,749
28,960	Digital Realty Trust, Inc. REIT	3,060,782
25,710	Douglas Emmett, Inc. REIT	958,212
70,470	Duke Realty Corp. REIT	1,909,737
13,260	EPR Properties REIT	729,565
5,876	Equinix, Inc. REIT	2,472,562
31,845	Equity Commonwealth REIT(c)	986,877
9,542	Equity LifeStyle Properties, Inc. REIT	850,765
88,974	Equity Residential REIT	5,490,585
10,440	Essex Property Trust, Inc. REIT	2,502,364
16,296	Extra Space Storage, Inc. REIT	1,459,959
12,002	Federal Realty Investment Trust REIT	1,390,432
33,921	Forest City Realty Trust, Inc., Class A REIT	680,455
34,883	Gaming and Leisure Properties, Inc. REIT	1,195,440
55,038	GEO Group, Inc. (The) REIT	1,238,355
136,379	GGP, Inc. REIT	2,726,216
35,562	Gramercy Property Trust REIT	835,707
168,989	HCP, Inc. REIT	3,947,583
28,819	Healthcare Realty Trust, Inc. REIT	802,033
31,155	Healthcare Trust of America, Inc., Class A REIT	778,563
27,028	Highwoods Properties, Inc. REIT	1,189,773
74,914	Hospitality Properties Trust REIT	1,863,860
212,260	Host Hotels & Resorts, Inc. REIT	4,151,806
5,605	Howard Hughes Corp. (The)(c)	758,356
26,480	Hudson Pacific Properties, Inc. REIT	870,398
103,486	Iron Mountain, Inc. REIT	3,512,315
9,262	Jones Lang LaSalle, Inc.	1,570,002
17,174	Kilroy Realty Corp. REIT	1,230,861
144,706	Kimco Realty Corp. REIT	2,099,684
15,285	Lamar Advertising Co., Class A REIT	973,807
42,081	LaSalle Hotel Properties REIT	1,244,335
94,361	Lexington Realty Trust REIT	758,662
38,978	Liberty Property Trust REIT	1,630,060
10,372	Life Storage, Inc. REIT	917,300
36,105	Macerich Co. (The) REIT	2,080,370
42,699	Mack-Cali Realty Corp. REIT	733,142
81,852	Medical Properties Trust, Inc. REIT	1,046,069
23,713	Mid-America Apartment Communities, Inc. REIT	2,168,791
29,989	National Retail Properties, Inc. REIT	1,140,782
55,942	Omega Healthcare Investors, Inc. REIT(b)	1,453,373
62,267	Outfront Media, Inc. REIT	1,167,506
69,800	Paramount Group, Inc. REIT	1,001,630
44,605	Park Hotels & Resorts, Inc. REIT	1,283,732
57,987	Piedmont Office Realty Trust, Inc., Class A REIT	1,039,127
88,619	Prologis, Inc. REIT	5,752,259
18,770	Public Storage REIT	3,787,411
75,747	Quality Care Properties, Inc. REIT(c)	1,664,162
32,019	Rayonier, Inc. REIT	1,190,787
53,077	Realogy Holdings Corp.	1,316,840
46,994	Realty Income Corp. REIT	2,373,667
17,915	Regency Centers Corp. REIT	1,054,298
92,590	Retail Properties of America, Inc., Class A REIT	1,068,489

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
51,066	RLJ Lodging Trust REIT	$1,060,641
11,477	Ryman Hospitality Properties, Inc. REIT	899,567
4,978	SBA Communications Corp. REIT(c)	797,625
110,406	Senior Housing Properties Trust REIT	1,719,021
50,793	Simon Property Group, Inc. REIT	7,940,978
27,210	SL Green Realty Corp. REIT	2,659,505
180,201	Spirit Realty Capital, Inc. REIT	1,450,618
11,039	Sun Communities, Inc. REIT	1,036,010
69,369	Sunstone Hotel Investors, Inc. REIT	1,082,156
15,858	Taubman Centers, Inc. REIT	887,731
50,442	UDR, Inc. REIT	1,823,478
68,852	Uniti Group, Inc. REIT	1,240,713
114,793	Ventas, Inc. REIT	5,902,656
385,709	VEREIT, Inc. REIT	2,622,821
41,652	Vornado Realty Trust REIT	2,833,586
168,302	Washington Prime Group, Inc. REIT(b)	1,088,914
34,094	Weingarten Realty Investors REIT	936,562
127,852	Welltower, Inc. REIT	6,832,411
146,199	Weyerhaeuser Co. REIT	5,377,199
26,317	WP Carey, Inc. REIT	1,680,340
45,811	Xenia Hotels & Resorts, Inc. REIT	943,248

		178,909,078

	Telecommunication Services—3.6%
2,724,664	AT&T, Inc.	89,096,513
642,356	CenturyLink, Inc.	11,934,974
394,485	Frontier Communications Corp.(b)	3,274,225
424,124	Sprint Corp.(b)(c)	2,379,336
71,778	Telephone & Data Systems, Inc.	1,961,693
75,392	T-Mobile US, Inc.(c)	4,561,970
1,453,893	Verizon Communications, Inc.	71,749,620

		184,958,331

	Utilities—5.1%
527,201	AES Corp. (The)	6,452,940
13,901	ALLETE, Inc.	1,062,175
61,456	Alliant Energy Corp.	2,639,535
81,956	Ameren Corp.	4,804,261
168,639	American Electric Power Co., Inc.	11,801,357
36,546	American Water Works Co., Inc.	3,164,153
30,260	Aqua America, Inc.	1,063,639
22,991	Atmos Energy Corp.	1,997,688
14,733	Avangrid, Inc.	776,576
19,140	Avista Corp.	992,600
17,278	Black Hills Corp.	979,317
156,043	CenterPoint Energy, Inc.	3,952,569
83,707	CMS Energy Corp.	3,950,133
111,814	Consolidated Edison, Inc.	8,959,656
156,743	Dominion Energy, Inc.	10,432,814
56,201	DTE Energy Co.	5,923,585
290,944	Duke Energy Corp.	23,322,071
124,190	Edison International	8,136,929
85,097	Entergy Corp.	6,943,064
99,054	Eversource Energy	5,968,003
445,347	Exelon Corp.	17,671,369
191,276	FirstEnergy Corp.	6,579,894
73,887	Great Plains Energy, Inc.	2,418,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
42,792	Hawaiian Electric Industries, Inc.	$1,484,454
12,511	IDACORP, Inc.	1,163,523
61,787	MDU Resources Group, Inc.	1,740,540
22,126	National Fuel Gas Co.	1,136,170
22,788	New Jersey Resources Corp.	942,284
95,249	NextEra Energy, Inc.	15,612,264
95,274	NiSource, Inc.	2,323,733
16,979	NorthWestern Corp.	932,826
109,310	NRG Energy, Inc.	3,388,610
67,154	OGE Energy Corp.	2,207,352
12,866	ONE Gas, Inc.	897,018
266,068	PG&E Corp.	12,265,735
38,505	Pinnacle West Capital Corp.	3,099,653
26,540	PNM Resources, Inc.	1,052,311
31,625	Portland General Electric Co.	1,343,430
266,615	PPL Corp.	7,758,497
172,133	Public Service Enterprise Group, Inc.	8,976,736
84,769	SCANA Corp.	3,116,956
63,607	Sempra Energy	7,111,263
24,892	South Jersey Industries, Inc.(b)	769,163
389,795	Southern Co. (The)	17,977,345
16,113	Southwest Gas Holdings, Inc.	1,176,088
12,598	Spire, Inc.	908,946
57,192	UGI Corp.	2,767,521
22,385	Vectren Corp.	1,572,994
220,484	Vistra Energy Corp.(c)	5,038,059
75,501	WEC Energy Group, Inc.	4,853,204
43,164	Westar Energy, Inc.	2,338,626
12,429	WGL Holdings, Inc.	1,057,708
163,270	Xcel Energy, Inc.	7,647,567

		262,653,226

	Total Common Stocks & Other Equity Interests (Cost $4,393,623,196)	5,121,194,824

	Money Market Fund—0.0%
2,020,413	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $2,020,413)	2,020,413

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $4,395,643,609)—100.0%	5,123,215,237

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.0%
49,932,445	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $49,932,445)	$49,932,445

	Total Investments in Securities (Cost $4,445,576,054)—101.0%	5,173,147,682
	Other assets less liabilities—(1.0)%	(48,727,549)

	Net Assets—100.0%	$5,124,420,133

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—16.0%
47,414	1-800-Flowers.com, Inc., Class A(b)	$602,158
80,559	Aaron’s, Inc.	3,364,949
52,618	Acushnet Holdings Corp.	1,271,251
166,647	AMC Entertainment Holdings, Inc., Class A(c)	2,907,990
166,191	American Outdoor Brands Corp.(b)(c)	1,828,101
33,562	American Public Education, Inc.(b)	1,352,549
12,764	America’s Car-Mart, Inc.(b)	680,321
230,079	Arcos Dorados Holdings, Inc., Class A (Uruguay)	2,093,719
60,624	Ascent Capital Group, Inc., Class A(b)	209,759
26,121	AV Homes, Inc.(b)	434,915
274,379	Barnes & Noble Education, Inc.(b)	1,972,785
604,110	Barnes & Noble, Inc.	3,352,810
16,408	Bassett Furniture Industries, Inc.	476,652
108,365	Beazer Homes USA, Inc.(b)	1,590,798
115,986	Belmond Ltd., Class A (United Kingdom)(b)	1,241,050
164,568	Big 5 Sporting Goods Corp.(c)	1,382,371
1,836	Biglari Holdings, Inc.(b)	628,389
36,065	BJ’s Restaurants, Inc.	2,014,230
33,189	Bojangles’, Inc.(b)	489,538
17,602	Boot Barn Holdings, Inc.(b)	344,471
82,222	Boyd Gaming Corp.	2,730,593
100,146	Bridgepoint Education, Inc., Class A(b)	584,853
26,466	Bright Horizons Family Solutions, Inc.(b)	2,511,094
122,533	Buckle, Inc. (The)(c)	2,824,386
46,737	Build-A-Bear Workshop, Inc.(b)	425,307
2,467	Cable One, Inc.	1,566,841
87,355	Caesars Entertainment Corp.(b)	991,479
91,710	Caleres, Inc.	3,001,668
69,751	Callaway Golf Co.	1,203,902
26,225	Camping World Holdings, Inc., Class A	750,822
12,053	Capella Education Co.	1,105,863
89,341	Career Education Corp.(b)	1,158,753
17,832	Carriage Services, Inc.	464,167
69,108	Carrols Restaurant Group, Inc.(b)	711,812
161,458	Cato Corp. (The), Class A	2,617,234
6,188	Cavco Industries, Inc.(b)	1,054,126
26,169	Century Casinos, Inc.(b)	200,978
22,835	Century Communities, Inc.(b)	702,176
61,434	Cheesecake Factory, Inc. (The)(c)	3,191,496
22,116	Chegg, Inc.(b)	513,312
14,081	Children’s Place, Inc. (The)	1,796,032
31,980	Choice Hotels International, Inc.	2,559,999
7,206	Churchill Downs, Inc.	1,978,768
18,551	Chuy’s Holdings, Inc.(b)	530,559
29,340	Citi Trends, Inc.	898,684
18,422	Collectors Universe, Inc.	288,673
22,649	Columbia Sportswear Co.	1,880,093
42,076	Conn’s, Inc.(b)(c)	1,072,938
74,904	Container Store Group, Inc. (The)(b)	466,652
102,133	Crocs, Inc.(b)	1,613,701
32,528	CSS Industries, Inc.	554,928
14,569	Culp, Inc.	430,514
39,803	Dave & Buster’s Entertainment, Inc.(b)	1,691,229
34,327	Deckers Outdoor Corp.(b)	3,201,336
40,965	Del Frisco’s Restaurant Group, Inc.(b)	651,343

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
57,133	Del Taco Restaurants, Inc.(b)	$637,604
47,354	Denny’s Corp.(b)	829,169
124,999	Destination Maternity Corp.(b)(c)	354,997
43,378	Dine Brands Global, Inc.	3,441,611
17,346	Dorman Products, Inc.(b)	1,114,654
226,007	Drive Shack, Inc.(b)	1,227,218
56,623	Dunkin’ Brands Group, Inc.(c)	3,451,738
93,987	E.W. Scripps Co. (The), Class A	1,046,075
44,871	El Pollo Loco Holdings, Inc.(b)	448,710
24,390	Eldorado Resorts, Inc.(b)	987,795
15,844	Emerald Expositions Events, Inc.	305,314
98,998	Entercom Communications Corp., Class A(c)	1,004,830
78,648	Entravision Communications Corp., Class A	365,713
52,814	Eros International PLC (India)(b)(c)	565,110
45,717	Ethan Allen Interiors, Inc.	1,008,060
55,292	Fiesta Restaurant Group, Inc.(b)	1,161,132
201,811	Finish Line, Inc. (The), Class A	2,738,575
18,576	Five Below, Inc.(b)	1,311,651
14,995	Flexsteel Industries, Inc.	549,717
4,767	Floor & Decor Holdings, Inc., Class A(b)	264,998
16,044	Fox Factory Holding Corp.(b)	533,463
145,363	Francesca’s Holdings Corp.(b)	719,547
512,713	Fred’s, Inc., Class A(c)	1,227,948
133,671	FTD Cos., Inc.(b)	860,841
65,554	GCI Liberty, Inc.(b)	2,923,708
51,289	Gentherm, Inc.(b)	1,733,568
81,370	G-III Apparel Group Ltd.(b)	2,969,191
190,949	Global Eagle Entertainment, Inc.(b)(c)	223,410
193,526	GoPro, Inc., Class A(b)(c)	979,242
24,828	Grand Canyon Education, Inc.(b)	2,581,864
89,261	Gray Television, Inc.(b)	1,008,649
393,397	Groupon, Inc., Class A(b)	1,825,362
221,350	Guess?, Inc.	5,155,241
30,931	Habit Restaurants, Inc. (The), Class A(b)	312,403
49,038	Haverty Furniture Cos., Inc.	890,040
33,545	Helen of Troy Ltd.(b)	2,990,537
66,877	Hibbett Sports, Inc.(b)	1,819,054
43,145	Hilton Grand Vacations, Inc.(b)	1,855,235
14,323	Hooker Furniture Corp.	540,693
74,892	Horizon Global Corp.(b)	559,443
328,402	Houghton Mifflin Harcourt Co.(b)	2,233,134
715,963	Hovnanian Enterprises, Inc., Class A(b)	1,439,086
487,096	Iconix Brand Group, Inc.(b)(c)	394,889
77,129	ILG, Inc.	2,632,413
51,259	IMAX Corp.(b)	1,189,209
7,882	Installed Building Products, Inc.(b)	454,791
29,255	International Speedway Corp., Class A	1,202,380
16,353	iRobot Corp.(b)(c)	954,361
31,828	J. Jill, Inc.(b)	162,641
23,358	Jack in the Box, Inc.	2,095,213
157,052	JAKKS Pacific, Inc.(b)	369,072
19,228	Jamba, Inc.(b)	181,128
50,283	John Wiley & Sons, Inc., Class A	3,316,164
4,361	Johnson Outdoors, Inc., Class A	282,418
105,308	K12, Inc.(b)	1,611,212
97,026	KB Home	2,576,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
48,291	Kirkland’s, Inc.(b)	$511,402
102,909	La Quinta Holdings, Inc.(b)	2,010,842
38,334	Lands’ End, Inc.(b)(c)	741,763
154,060	Laureate Education, Inc., Class A(b)	2,175,327
67,869	La-Z-Boy, Inc.	1,954,627
21,215	LCI Industries	2,021,789
11,661	LGI Homes, Inc.(b)(c)	806,941
144,078	Libbey, Inc.	824,126
5,638	Liberty Media Corp.-Liberty Braves, Class A(b)	123,867
19,380	Liberty Media Corp.-Liberty Braves, Class C(b)	427,135
4,523	Liberty Media Corp.-Liberty Formula One, Class A(b)	127,142
34,352	Liberty Media Corp.-Liberty Formula One, Class C(b)	1,014,071
18,805	Liberty Tax, Inc., Class A	193,692
244,129	Liberty TripAdvisor Holdings, Inc., Series A(b)	2,245,987
20,553	Lindblad Expeditions Holdings, Inc.(b)	225,055
40,874	Lions Gate Entertainment Corp., Class A(c)	1,017,354
79,314	Lions Gate Entertainment Corp., Class B	1,825,808
48,495	Lumber Liquidators Holdings, Inc.(b)(c)	1,167,275
59,247	M/I Homes, Inc.(b)	1,805,849
14,089	Madison Square Garden Co. (The), Class A(b)	3,423,909
17,051	MakeMyTrip Ltd. (India)(b)	629,182
8,208	Malibu Boats, Inc., Class A(b)	276,610
31,041	Marcus Corp. (The)	925,022
35,370	MarineMax, Inc.(b)	763,992
15,336	Marriott Vacations Worldwide Corp.	1,880,347
21,458	MCBC Holdings, Inc.(b)	514,992
88,163	MDC Holdings, Inc.	2,557,609
152,203	MDC Partners, Inc., Class A(b)	1,149,133
61,378	Meredith Corp.	3,179,380
78,590	Modine Manufacturing Co.(b)	1,351,748
8,589	Monarch Casino & Resort, Inc.(b)	366,407
32,137	Monro, Inc.	1,798,065
31,349	Motorcar Parts of America, Inc.(b)	596,885
25,951	Movado Group, Inc.	1,023,767
30,893	MSG Networks, Inc., Class A(b)	633,307
7,038	Nathan’s Famous, Inc.	576,764
228,737	National CineMedia, Inc.	1,308,376
45,920	Nautilus, Inc.(b)	668,136
30,123	Netshoes Cayman Ltd. (Brazil)(b)(c)	140,976
25,550	New Home Co., Inc. (The)(b)	254,989
112,678	New Media Investment Group, Inc.	1,868,201
81,798	New York Times Co. (The), Class A	1,918,163
22,768	Nexstar Media Group, Inc., Class A	1,417,308
19,387	Nutrisystem, Inc.	562,223
22,777	Ollie’s Bargain Outlet Holdings, Inc.(b)	1,416,729
15,034	Overstock.com, Inc.(b)(c)	572,795
18,939	Oxford Industries, Inc.	1,459,061
22,763	Papa John’s International, Inc.(c)	1,411,306
40,567	Papa Murphy’s Holdings, Inc.(b)	206,080
62,560	Party City Holdco, Inc.(b)	985,320
114,766	Penn National Gaming, Inc.(b)	3,478,557
35,144	Perry Ellis International, Inc.(b)	911,987
14,288	PetMed Express, Inc.(c)	478,076
47,102	PICO Holdings, Inc.	567,579

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
665,612	Pier 1 Imports, Inc.	$1,484,315
96,701	Pinnacle Entertainment, Inc.(b)	3,106,036
16,772	Planet Fitness, Inc., Class A(b)	675,744
41,566	Playa Hotels & Resorts NV(b)	428,130
18,996	Pool Corp.	2,636,835
38,082	Potbelly Corp.(b)	455,080
8,649	RCI Hospitality Holdings, Inc.	235,166
20,659	Reading International, Inc., Class A(b)	316,702
33,609	Red Robin Gourmet Burgers, Inc.(b)	2,095,521
49,646	Red Rock Resorts, Inc., Class A	1,498,813
89,700	Regis Corp.(b)	1,401,114
235,233	Rent-A-Center, Inc.(c)	2,378,206
29,582	RH(b)(c)	2,823,602
21,911	Rocky Brands, Inc.	522,577
23,249	Ruth’s Hospitality Group, Inc.	624,236
61,331	Scholastic Corp.	2,539,103
977,976	Sears Holdings Corp.(b)(c)	2,924,148
152,313	Sequential Brands Group, Inc.(b)(c)	293,964
5,705	Shake Shack, Inc., Class A(b)(c)	271,615
86,102	Shiloh Industries, Inc.(b)	715,508
33,128	Shoe Carnival, Inc.	807,329
25,008	Shutterfly, Inc.(b)	2,023,647
420,837	Sirius XM Holdings, Inc.(c)	2,663,898
46,409	Sleep Number Corp.(b)	1,315,231
38,846	Sonic Corp.(c)	1,006,500
47,871	Sotheby’s(b)	2,527,589
24,399	Speedway Motorsports, Inc.	430,642
136,865	Sportsman’s Warehouse Holdings, Inc.(b)(c)	682,956
152,725	Stage Stores, Inc.(c)	444,430
29,479	Standard Motor Products, Inc.	1,336,873
291,392	Stein Mart, Inc.(b)	597,354
62,084	Steven Madden Ltd.	2,995,553
41,431	Stoneridge, Inc.(b)	1,090,878
11,769	Strattec Security Corp.	384,846
9,602	Strayer Education, Inc.	1,008,882
37,635	Sturm Ruger & Co., Inc.(c)	2,079,334
87,997	Superior Industries International, Inc.	1,157,161
106,152	Tailored Brands, Inc.	3,349,096
59,314	Tempur Sealy International, Inc.(b)(c)	2,654,302
50,137	Texas Roadhouse, Inc.	3,212,779
52,515	Tile Shop Holdings, Inc.	359,728
27,323	Tilly’s, Inc., Class A	306,291
37,019	TopBuild Corp.(b)	2,950,414
66,623	Tower International, Inc.	1,965,379
42,811	Townsquare Media, Inc., Class A	326,220
74,574	TripAdvisor, Inc.(b)	2,790,559
44,977	tronc, Inc.(b)	825,778
184,664	Tuesday Morning Corp.(b)(c)	655,557
26,856	Unifi, Inc.(b)	795,206
21,400	Universal Electronics, Inc.(b)	990,820
62,472	Vera Bradley, Inc.(b)	710,931
407,103	Vitamin Shoppe, Inc.(b)(c)	2,015,160
6,114	Wayfair, Inc., Class A(b)(c)	380,902
14,120	Weight Watchers International, Inc.(b)	989,106
190,990	Wendy’s Co. (The)	3,197,173
11,946	Weyco Group, Inc.	438,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
62,747	Wideopenwest, Inc.(b)(c)	$397,189
49,654	William Lyon Homes, Class A(b)	1,333,706
10,861	Wingstop, Inc.	530,668
22,739	Winnebago Industries, Inc.	861,808
108,537	Wolverine World Wide, Inc.	3,251,769
19,003	World Wrestling Entertainment, Inc., Class A	756,129
28,564	ZAGG, Inc.(b)	319,917
23,550	Zoe’s Kitchen, Inc.(b)(c)	347,363
48,391	Zumiez, Inc.(b)	1,132,349

		302,100,646

	Consumer Staples—2.8%
164,370	Adecoagro SA (Argentina)(b)	1,268,936
10,963	Alliance One International, Inc.(b)	229,127
90,367	Amira Nature Foods Ltd. (United Arab Emirates)(b)(c)	341,587
91,866	Andersons, Inc. (The)	2,999,425
99,175	B&G Foods, Inc.(c)	2,256,231
6,655	Boston Beer Co., Inc. (The), Class A(b)	1,491,718
9,617	Calavo Growers, Inc.(c)	901,113
41,888	Cal-Maine Foods, Inc.(b)	2,039,946
59,138	Central Garden & Pet Co., Class A(b)	2,099,399
36,643	Chefs’ Warehouse, Inc. (The)(b)	888,593
5,765	Coca-Cola Bottling Co. Consolidated	970,768
152,429	Coty, Inc., Class A	2,644,643
11,924	Craft Brew Alliance, Inc.(b)	230,133
11,196	elf Beauty, Inc.(b)	203,431
41,999	Energizer Holdings, Inc.	2,409,063
11,926	Farmer Brothers Co.(b)	338,102
67,424	Fresh Del Monte Produce, Inc.	3,313,890
93,831	Hostess Brands, Inc.(b)	1,318,326
77,663	Ingles Markets, Inc., Class A	2,659,958
17,493	Inter Parfums, Inc.	895,642
11,125	J & J Snack Foods Corp.	1,528,686
14,122	John B. Sanfilippo & Son, Inc.	803,401
20,192	Lancaster Colony Corp.	2,535,913
8,595	Limoneira Co.	200,092
6,575	Medifast, Inc.	659,998
3,853	MGP Ingredients, Inc.	369,079
4,879	National Beverage Corp.	431,108
40,244	Natural Grocers by Vitamin Cottage, Inc.(b)	287,745
10,836	Natural Health Trends Corp.	201,116
39,724	Orchids Paper Products Co.(b)(c)	242,714
89,426	Pilgrim’s Pride Corp.(b)	1,931,602
25,182	PriceSmart, Inc.	2,205,943
29,847	Revlon, Inc., Class A(b)(c)	680,512
11,677	Seneca Foods Corp., Class A(b)	321,701
142,339	Smart & Final Stores, Inc.(b)	725,929
29,454	Spectrum Brands Holdings, Inc.(c)	2,123,633
14,088	Tootsie Roll Industries, Inc.(c)	402,212
9,792	USANA Health Sciences, Inc.(b)	1,033,546
151,062	Vector Group Ltd.	2,945,709
22,752	Village Super Market, Inc., Class A	618,854
7,436	WD-40 Co.	980,808
31,939	Weis Markets, Inc.	1,469,833

		52,200,165

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy—7.6%
261,012	Aegean Marine Petroleum Network, Inc. (Greece)(c)	$730,834
171,317	Approach Resources, Inc.(b)(c)	476,261
23,531	Arch Coal, Inc., Class A	1,902,011
258,855	Archrock, Inc.	2,795,634
62,478	Ardmore Shipping Corp. (Ireland)(b)	499,824
67,429	Basic Energy Services, Inc.(b)	1,091,001
12,553	Bonanza Creek Energy, Inc.(b)	380,732
186,278	Bristow Group, Inc.	2,989,762
18,463	C&j Energy Services, Inc.(b)	551,305
99,103	California Resources Corp.(b)(c)	2,522,171
191,533	Callon Petroleum Co.(b)	2,664,224
152,640	CARBO Ceramics, Inc.(b)(c)	1,349,338
30,131	Carrizo Oil & Gas, Inc.(b)	604,729
69,913	Centennial Resource Development, Inc., Class A(b)	1,293,390
5,259	Cheniere Energy, Inc.(b)	305,863
505,779	Clean Energy Fuels Corp.(b)	814,304
810,364	Cloud Peak Energy, Inc.(b)	2,585,061
53,670	Comstock Resources, Inc.(b)(c)	371,933
143,338	Contango Oil & Gas Co.(b)	534,651
62,990	Continental Resources, Inc.(b)	4,161,119
28,594	Core Laboratories NV(c)	3,501,335
80,268	CVR Energy, Inc.(c)	2,769,246
47,194	Dawson Geophysical Co.(b)	339,797
928,894	Denbury Resources, Inc.(b)	3,056,061
229,805	DHT Holdings, Inc.	834,192
96,110	Dorian LPG Ltd.(b)	691,031
68,026	Dril-Quip, Inc.(b)	2,819,678
126,542	Eclipse Resources Corp.(b)	168,301
378,758	EP Energy Corp., Class A(b)(c)	696,915
44,041	Era Group, Inc.(b)	464,633
75,476	Exterran Corp.(b)	2,210,692
107,526	Extraction Oil & Gas, Inc.(b)(c)	1,518,267
240,593	Fairmount Santrol Holdings, Inc.(b)(c)	1,323,261
187,604	Forum Energy Technologies, Inc.(b)	2,363,810
133,261	Frank’s International NV(c)	931,494
347,210	Frontline Ltd. (Norway)(c)	1,503,419
56,231	GasLog Ltd. (Monaco)	947,492
234,422	Gener8 Maritime, Inc.(b)	1,350,271
34,143	Geospace Technologies Corp.(b)	359,867
96,714	Golar LNG Ltd. (Bermuda)	3,109,355
168,801	Green Plains, Inc.	3,139,699
36,005	Gulf Island Fabrication, Inc.	360,050
278,820	Gulfport Energy Corp.(b)	2,593,026
78,406	Halcon Resources Corp.(b)	421,040
55,257	Hallador Energy Co.	361,381
348,278	Helix Energy Solutions Group, Inc.(b)	2,688,706
211,376	Highpoint Resources Corp.(b)	1,460,608
256,453	Hornbeck Offshore Services, Inc.(b)(c)	923,231
71,524	Independence Contract Drilling, Inc.(b)	328,295
125,744	International Seaways Inc.(b)	2,531,227
702,888	Jones Energy, Inc., Class A(b)(c)	463,133
8,580	Keane Group, Inc.(b)(c)	133,419
47,439	Key Energy Services, Inc.(b)(c)	760,447
301,823	Kosmos Energy Ltd. (Ghana)(b)	2,124,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
62,061	Laredo Petroleum, Inc.(b)	$682,671
75,273	Lonestar Resources US, Inc., Class A(b)	383,140
24,343	Matador Resources Co.(b)	796,990
94,121	Matrix Service Co.(b)	1,449,463
10,258	NACCO Industries, Inc., Class A	378,007
20,005	Natural Gas Services Group, Inc.(b)	482,120
63,044	Navigator Holdings Ltd. (United Kingdom)(b)(c)	721,854
329,476	Navios Maritime Acquisition Corp.(c)	255,410
95,743	Newfield Exploration Co.(b)	2,853,141
178,412	Newpark Resources, Inc.(b)	1,873,326
883,194	Nordic American Tankers Ltd.(c)	1,660,405
47,816	Ocean Rig UDW, Inc. (Cyprus)(b)	1,160,016
128,575	Oil States International, Inc.(b)	4,622,271
461,589	Overseas Shipholding Group, Inc., Class A(b)	1,721,727
249,001	Pacific Ethanol, Inc.(b)	871,504
62,100	Par Pacific Holdings, Inc.(b)	1,047,627
106,190	Parsley Energy, Inc., Class A(b)	3,188,886
29,503	PHI, Inc.(b)	369,673
523,454	Pioneer Energy Services Corp.(b)	1,805,916
26,019	Propetro Holding Corp.(b)	476,148
170,760	Renewable Energy Group, Inc.(b)	2,202,804
5,635	Resolute Energy Corp.(b)(c)	188,153
12,045	REX American Resources Corp.(b)	900,725
22,296	RigNet, Inc.(b)(c)	336,670
23,891	Ring Energy, Inc.(b)	399,458
59,631	RPC, Inc.(c)	1,073,954
80,624	Sanchez Energy Corp.(b)(c)	247,516
107,603	Sandridge Energy, Inc.(b)	1,564,548
892,211	Scorpio Tankers, Inc. (Monaco)	2,373,281
30,376	SEACOR Holdings, Inc.(b)	1,665,820
70,983	SEACOR Marine Holdings, Inc.(b)	1,681,587
106,219	SemGroup Corp., Class A	2,671,408
152,520	Ship Finance International Ltd. (Norway)(c)	2,173,410
8,689	Silverbow Resources, Inc.(b)	266,318
566,616	Southwestern Energy Co.(b)	2,323,126
124,560	SRC Energy, Inc.(b)	1,375,142
16,783	Stone Energy Corp.(b)	597,475
430,479	Teekay Corp. (Bermuda)(c)	3,796,825
917,364	Teekay Tankers Ltd., Class A (Bermuda)(c)	1,054,969
360,909	TETRA Technologies, Inc.(b)	1,418,372
15,207	Tidewater, Inc.(b)(c)	520,992
277,441	Tsakos Energy Navigation Ltd. (Greece)(c)	1,004,336
165,856	Ultra Petroleum Corp.(b)	401,372
126,465	Unit Corp.(b)	2,868,226
72,498	US Silica Holdings, Inc.	2,182,915
288,197	W&T Offshore, Inc.(b)	1,758,002
38,034	Wildhorse Resource Development Corp.(b)(c)	994,589

		142,714,648

	Financials—18.0%
17,254	1st Source Corp.	897,208
9,956	Access National Corp.	276,876
70,313	AG Mortgage Investment Trust, Inc. REIT	1,243,134
12,502	Allegiance Bancshares, Inc.(b)	505,706
9,328	American National Insurance Co.	1,125,610
18,257	Ameris Bancorp	943,887

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
26,853	AMERISAFE, Inc.	$1,592,383
234,354	AmTrust Financial Services, Inc.(c)	3,020,823
297,576	Anworth Mortgage Asset Corp. REIT	1,407,534
121,587	Apollo Commercial Real Estate Finance, Inc. REIT	2,190,998
82,113	Arbor Realty Trust, Inc. REIT(c)	719,310
65,459	Ares Commercial Real Estate Corp. REIT	800,564
63,199	Argo Group International Holdings Ltd.	3,693,982
47,026	Arlington Asset Investment Corp., Class A(c)	537,977
47,870	ARMOUR Residential REIT, Inc. REIT	1,083,298
39,643	Artisan Partners Asset Management, Inc., Class A	1,274,522
21,730	Atlantic Capital Bancshares, Inc.(b)	419,389
17,565	Atlas Financial Holdings, Inc.(b)	184,433
56,024	Banc of California, Inc.	1,075,661
14,460	BancFirst Corp.	826,389
62,240	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,686,082
40,847	Bancorp, Inc. (The)(b)	422,766
77,433	BancorpSouth Bank	2,559,161
6,234	Bank of Marin Bancorp	452,277
38,776	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1,839,921
11,556	BankFinancial Corp.	195,643
34,568	Banner Corp.	1,984,203
66,406	Beneficial Bancorp, Inc.	1,052,535
39,810	Berkshire Hills Bancorp, Inc.	1,510,789
200,862	BGC Partners, Inc., Class A	2,683,516
28,404	Blue Capital Reinsurance Holdings Ltd. (Bermuda)(c)	329,486
19,013	Blue Hills Bancorp, Inc.	386,439
36,348	BofI Holding, Inc.(b)	1,464,097
30,510	BOK Financial Corp.	3,071,747
101,409	Boston Private Financial Holdings, Inc.	1,627,614
20,208	Bridge Bancorp, Inc.	664,843
44,593	BrightSphere Investment Group PLC	676,476
89,312	Brookline Bancorp, Inc.	1,482,579
16,411	Bryn Mawr Bank Corp.	731,931
4,898	C&F Financial Corp.	283,594
16,590	Cadence Bancorp, Class A	484,926
17,067	Camden National Corp.	756,239
10,856	Capital City Bank Group, Inc.	242,957
262,460	Capitol Federal Financial, Inc.	3,272,876
299,876	Capstead Mortgage Corp. REIT	2,638,909
6,259	Carolina Financial Corp.	245,415
67,085	Cathay General Bancorp	2,684,071
28,109	Cboe Global Markets, Inc.	3,001,479
24,483	CenterState Bank Corp.	709,517
31,789	Central Pacific Financial Corp.	924,424
10,297	Central Valley Community Bancorp	212,118
2,742	Century Bancorp, Inc., Class A	219,360
13,366	Charter Financial Corp.	310,893
59,378	Chemical Financial Corp.	3,259,258
16,617	Cherry Hill Mortgage Investment Corp. REIT	292,792
12,678	Citizens & Northern Corp.	306,174
60,923	Citizens, Inc.(b)(c)	473,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
17,124	City Holding Co.	$1,225,736
9,860	Civista Bancshares, Inc.	226,188
55,127	CNA Financial Corp.	2,781,708
18,171	CNB Financial Corp.	515,330
27,238	CoBiz Financial, Inc.	548,846
24,666	Cohen & Steers, Inc.	989,107
66,419	Columbia Banking System, Inc.	2,670,708
48,716	Community Bank System, Inc.	2,740,275
23,549	Community Trust Bancorp, Inc.	1,130,352
24,621	ConnectOne Bancorp, Inc.	649,994
65,596	Cowen, Inc., Class A(b)(c)	1,016,738
35,814	Crawford & Co., Class B	287,228
6,635	Credit Acceptance Corp.(b)(c)	2,195,123
38,939	Customers Bancorp, Inc.(b)	1,122,222
90,550	CVB Financial Corp.	2,005,682
384,323	CYS Investments, Inc. REIT	2,755,596
3,031	Diamond Hill Investment Group, Inc.	592,318
57,434	Dime Community Bancshares, Inc.	1,134,321
23,480	Ditech Holding Corp.(b)(c)	133,836
28,550	Ditech Holding Corp., Series B Rts. expiring 01/31/28(b)(c)(d)	0
22,653	Ditech Holdings Corp., Series B Wts. expiring 01/31/28(b)(c)(d)	0
21,873	Donegal Group, Inc., Class A	304,472
84,187	Donnelley Financial Solutions, Inc.(b)	1,549,041
169,853	Dynex Capital, Inc. REIT	1,117,633
24,264	Eagle Bancorp, Inc.(b)	1,424,297
10,514	eHealth, Inc.(b)	198,084
12,351	EMC Insurance Group, Inc.	320,879
39,850	Employers Holdings, Inc.	1,629,865
42,768	Encore Capital Group, Inc.(b)	1,907,453
67,530	Enova International, Inc.(b)	1,978,629
14,709	Enstar Group Ltd. (Bermuda)(b)	3,091,096
14,764	Enterprise Financial Services Corp.	750,749
8,169	Equity Bancshares, Inc., Class A(b)	311,484
39,755	Essent Group Ltd.(b)	1,310,325
24,158	Evercore, Inc., Class A	2,445,997
127,924	EZCORP, Inc., Class A(b)	1,752,559
16,350	FactSet Research Systems, Inc.	3,091,948
7,528	Farmers Capital Bank Corp.	377,529
10,607	FB Financial Corp.	422,477
14,666	FBL Financial Group, Inc., Class A	1,140,281
23,805	FCB Financial Holdings, Inc., Class A(b)	1,375,929
10,511	Federal Agricultural Mortgage Corp., Class C	898,796
26,146	Federated National Holding Co.	441,867
25,551	Fidelity Southern Corp.	580,774
37,664	Financial Engines, Inc.	1,681,698
21,492	Financial Institutions, Inc.	668,401
485,896	First BanCorp/Puerto Rico(b)	3,508,169
18,437	First Bancorp/Southern Pines NC	703,372
31,945	First Busey Corp.	947,169
6,925	First Citizens BancShares, Inc., Class A	2,993,608
110,788	First Commonwealth Financial Corp.	1,677,330
18,658	First Community Bancshares, Inc.	578,958
13,190	First Connecticut Bancorp, Inc.	317,879
10,294	First Defiance Financial Corp.	614,140

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
105,734	First Financial Bancorp	$3,272,467
40,454	First Financial Bankshares, Inc.	2,004,496
13,026	First Financial Corp.	556,861
20,309	First Foundation, Inc.(b)	363,328
57,591	First Hawaiian, Inc.	1,586,632
5,726	First Internet Bancorp	195,829
24,942	First Interstate BancSystem, Inc., Class A	1,010,151
28,459	First Merchants Corp.	1,226,014
87,148	First Midwest Bancorp, Inc.	2,118,568
21,525	First of Long Island Corp. (The)	570,412
29,952	Firstcash, Inc.	2,596,838
105,669	Five Oaks Investment Corp. REIT(c)	299,043
31,865	Flagstar Bancorp, Inc.(b)	1,100,936
41,342	Flushing Financial Corp.	1,071,171
12,731	Franklin Financial Network, Inc.(b)	429,035
80,238	Gain Capital Holdings, Inc.(c)	654,742
18,729	German American Bancorp, Inc.	632,104
74,118	Glacier Bancorp, Inc.	2,744,590
38,496	Granite Point Mortgage Trust, Inc. REIT	640,573
28,723	Great Ajax Corp. REIT	386,037
15,068	Great Southern Bancorp, Inc.	796,344
59,843	Great Western Bancorp, Inc.	2,461,941
18,371	Green Bancorp, Inc.(b)	414,266
26,108	Green Dot Corp., Class A(b)	1,587,627
80,045	Greenhill & Co., Inc.	1,624,913
63,809	Greenlight Capital Re Ltd., Class A(b)	989,040
16,125	Guaranty Bancorp	459,562
30,876	Hanmi Financial Corp.	852,178
35,625	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	691,481
10,713	HarborOne Bancorp, Inc.(b)	188,442
19,421	HCI Group, Inc.	813,546
19,650	Heartland Financial USA, Inc.	1,054,223
26,882	Heritage Commerce Corp.	443,284
24,993	Heritage Financial Corp.	742,292
54,709	Heritage Insurance Holdings, Inc.(c)	858,931
83,392	Hilltop Holdings, Inc.	1,869,649
1,014	Hingham Institution for Savings	206,856
94,076	Home BancShares, Inc.	2,186,326
35,752	HomeStreet, Inc.(b)	911,676
18,264	HomeTrust Bancshares, Inc.(b)	476,690
143,535	Hope Bancorp, Inc.	2,481,720
69,699	Horace Mann Educators Corp.	3,115,545
17,233	Horizon Bancorp	495,621
15,817	Houlihan Lokey, Inc., Class A	703,857
23,064	Independent Bank Corp./MA	1,667,527
17,913	Independent Bank Corp./MI	428,121
8,186	Independent Bank Group, Inc.	584,480
16,487	Infinity Property & Casualty Corp.	2,176,284
10,334	Interactive Brokers Group, Inc., Class A	766,783
68,489	International Bancshares Corp.	2,725,862
23,396	INTL FCStone, Inc.(b)	1,048,609
42,260	Investment Technology Group, Inc.	854,497
1,170	Investors Title Co.	227,799
58,860	James River Group Holdings Ltd.	2,137,795
116,847	Kearny Financial Corp.	1,641,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
4,725	Kinsale Capital Group, Inc.	$243,574
115,317	Ladder Capital Corp., Class A REIT	1,602,906
44,580	Lakeland Bancorp, Inc.	869,310
19,149	Lakeland Financial Corp.	909,960
35,013	LegacyTexas Financial Group, Inc.	1,437,984
308,981	LendingClub Corp.(b)	831,159
710	LendingTree, Inc.(b)(c)	169,264
13,849	Live Oak Bancshares, Inc.	391,234
375,196	Maiden Holdings Ltd.	2,870,249
8,247	MarketAxess Holdings, Inc.	1,638,102
16,935	Marlin Business Services Corp.	464,019
21,479	Mercantile Bank Corp.	758,209
67,976	Mercury General Corp.	3,108,542
32,914	Meridian Bancorp, Inc.	622,075
5,531	Meta Financial Group, Inc.	614,771
20,917	Midland States Bancorp, Inc.	658,886
15,919	MidWestOne Financial Group, Inc.	513,706
11,288	Moelis & Co., Class A	607,294
10,707	Morningstar, Inc.	1,162,566
22,104	MSCI, Inc., Class A	3,311,842
96,530	MTGE Investment Corp. REIT	1,752,020
18,025	National Bank Holdings Corp., Class A	634,120
6,908	National Commerce Corp.(b)	299,116
69,695	National General Holdings Corp.	1,796,040
4,753	National Western Life Group, Inc., Class A	1,508,650
80,261	Nationstar Mortgage Holdings, Inc.(b)	1,446,303
24,143	Navigators Group, Inc. (The)	1,364,080
57,874	NBT Bancorp, Inc.	2,114,716
42,948	Nelnet, Inc., Class A	2,268,084
468,456	New York Mortgage Trust, Inc. REIT(c)	2,838,843
8,106	Nicolet Bankshares, Inc.(b)	450,450
26,241	NMI Holdings, Inc., Class A(b)	363,438
52,525	Northfield Bancorp, Inc.	831,996
10,659	Northrim Bancorp, Inc.	375,197
161,295	Northwest Bancshares, Inc.	2,677,497
31,045	OceanFirst Financial Corp.	837,594
573,736	Ocwen Financial Corp.(b)	2,329,368
151,315	OFG Bancorp	2,042,753
172,957	Old National Bancorp	2,974,860
24,525	Old Second Bancorp, Inc.	350,708
84,610	On Deck Capital, Inc.(b)	444,203
31,599	Oppenheimer Holdings, Inc., Class A	848,433
26,119	Opus Bank	736,556
49,669	Orchid Island Capital, Inc. REIT(c)	347,683
85,334	Oritani Financial Corp.	1,305,610
15,189	Pacific Premier Bancorp, Inc.(b)	603,763
18,755	Park National Corp.	2,023,289
14,291	Peapack-Gladstone Financial Corp.	472,175
7,162	Penns Woods Bancorp, Inc.	311,547
19,261	Peoples Bancorp, Inc.	690,699
9,325	People’s Utah Bancorp	297,001
260,469	PHH Corp.(b)	2,763,576
30,656	Pinnacle Financial Partners, Inc.	1,963,517
18,514	Piper Jaffray Cos.	1,296,906
75,075	PRA Group, Inc.(b)	2,672,670
7,317	Preferred Bank	466,386

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
86,507	Provident Financial Services, Inc.	$2,259,563
8,557	QCR Holdings, Inc.	387,204
214,370	Redwood Trust, Inc. REIT	3,288,436
22,222	Regional Management Corp.(b)	730,437
42,194	Renasant Corp.	1,908,435
11,673	Republic Bancorp, Inc., Class A	492,250
156,730	Resource Capital Corp. REIT	1,529,685
38,032	S&T Bancorp, Inc.	1,623,206
12,851	Safeguard Scientifics, Inc.(b)	166,420
25,693	Safety Insurance Group, Inc.	2,055,440
28,493	Sandy Spring Bancorp, Inc.	1,129,178
22,091	Seacoast Banking Corp. of Florida(b)	610,374
17,759	ServisFirst Bancshares, Inc.	745,168
13,224	Sierra Bancorp	368,421
55,921	Simmons First National Corp., Class A	1,688,814
21,833	South State Corp.	1,889,646
5,417	Southern Missouri Bancorp, Inc.	189,053
15,942	Southern National Bancorp of Virginia, Inc.	259,058
30,134	Southside Bancshares, Inc.	1,049,567
22,768	State Auto Financial Corp.	711,045
30,589	State Bank Financial Corp.	963,859
99,337	Sterling Bancorp	2,359,254
46,312	Stewart Information Services Corp.	1,931,674
21,070	Stock Yards Bancorp, Inc.	789,072
40,274	Sutherland Asset Management Corp. REIT	579,946
12,231	Territorial Bancorp, Inc.	372,312
37,436	TFS Financial Corp.	558,171
124,855	Third Point Reinsurance Ltd. (Bermuda)(b)	1,660,572
16,234	Tompkins Financial Corp.	1,261,382
53,024	TowneBank	1,585,418
35,325	Tpg RE Finance Trust, Inc. REIT	699,082
20,676	TriCo Bancshares	772,662
22,141	TriState Capital Holdings, Inc.(b)	553,525
11,442	Triumph Bancorp, Inc.(b)	444,522
130,012	TrustCo Bank Corp. NY	1,111,603
106,464	Trustmark Corp.	3,333,388
45,055	UMB Financial Corp.	3,450,312
40,026	Union Bankshares Corp.	1,513,383
55,259	United Community Banks, Inc.	1,764,420
69,119	United Financial Bancorp, Inc.	1,142,537
37,611	United Fire Group, Inc.	1,891,457
14,390	United Insurance Holdings Corp.	271,395
43,020	Universal Insurance Holdings, Inc.	1,395,999
31,183	Univest Corp. of Pennsylvania	896,511
9,160	Veritex Holdings, Inc.(b)	263,075
8,489	Virtu Financial, Inc., Class A(c)	305,604
7,614	Virtus Investment Partners, Inc.	878,275
33,216	Walker & Dunlop, Inc.	1,896,966
17,776	Washington Trust Bancorp, Inc.	984,790
29,823	Waterstone Financial, Inc.	511,464
50,592	WesBanco, Inc.	2,215,930
27,416	Westamerica Bancorporation(c)	1,530,087
54,821	Western Alliance Bancorp(b)	3,233,343
150,230	Western Asset Mortgage Capital Corp. REIT	1,494,789
9,098	Westwood Holdings Group, Inc.	527,502
81,573	WisdomTree Investments, Inc.	862,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
13,772	World Acceptance Corp.(b)	$1,411,630
22,625	WSFS Financial Corp.	1,133,513

		340,858,203

	Health Care—7.9%
9,841	Abaxis, Inc.	655,115
3,229	ABIOMED, Inc.(b)	971,768
15,030	ACADIA Pharmaceuticals, Inc.(b)(c)	237,624
5,383	Acceleron Pharma, Inc.(b)	187,921
55,882	Accuray, Inc.(b)	279,410
111,495	Aceto Corp.	280,967
117,160	Achillion Pharmaceuticals, Inc.(b)	441,693
42,781	Acorda Therapeutics, Inc.(b)	988,241
9,957	Addus HomeCare Corp.(b)	522,742
28,856	Adverum Biotechnologies, Inc.(b)	180,350
4,882	Agios Pharmaceuticals, Inc.(b)	409,649
6,014	Aimmune Therapeutics, Inc.(b)	186,675
55,318	Akorn, Inc.(b)(c)	798,239
30,572	Alder Biopharmaceuticals, Inc.(b)	434,122
10,124	Align Technology, Inc.(b)	2,529,481
26,772	Alkermes PLC(b)	1,185,196
229,822	Allscripts Healthcare Solutions, Inc.(b)	2,670,532
7,664	Alnylam Pharmaceuticals, Inc.(b)	724,478
83,944	AMAG Pharmaceuticals, Inc.(b)	1,725,049
22,474	Amedisys, Inc.(b)	1,485,307
14,572	American Renal Associates Holdings, Inc.(b)(c)	213,480
26,985	Amicus Therapeutics, Inc.(b)	381,838
35,212	AMN Healthcare Services, Inc.(b)	2,353,922
25,746	Amphastar Pharmaceuticals, Inc.(b)	491,491
12,253	Analogic Corp.	1,018,224
59,669	AngioDynamics, Inc.(b)	1,156,385
3,942	ANI Pharmaceuticals, Inc.(b)	233,958
8,548	Anika Therapeutics, Inc.(b)	376,197
3,666	Atara Biotherapeutics, Inc.(b)	147,923
12,431	athenahealth, Inc.(b)	1,522,425
12,701	AtriCure, Inc.(b)	282,343
779	Atrion Corp.	484,616
1,813	Avexis, Inc.(b)	385,553
197,748	BioScrip, Inc.(b)	520,077
17,229	Bio-Techne Corp.	2,600,028
9,583	BioTelemetry, Inc.(b)	366,071
4,649	Bluebird Bio, Inc.(b)	791,027
3,007	Blueprint Medicines Corp.(b)	230,697
48,448	Bruker Corp.	1,430,669
22,327	Cambrex Corp.(b)	1,182,215
8,080	Cantel Medical Corp.	905,526
50,875	Capital Senior Living Corp.(b)	597,781
9,487	Cardiovascular Systems, Inc.(b)	216,778
124,226	Celldex Therapeutics, Inc.(b)	91,927
30,215	Charles River Laboratories International, Inc.(b)	3,148,101
8,655	Chemed Corp.	2,667,644
73,663	Chimerix, Inc.(b)	337,377
55,919	Civitas Solutions, Inc.(b)	796,846
23,575	Computer Programs & Systems, Inc.(c)	703,714
26,443	CONMED Corp.	1,719,588
8,208	CorVel Corp.(b)	402,602

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
22,569	Cotiviti Holdings, Inc.(b)	$779,533
44,091	Cross Country Healthcare, Inc.(b)	554,665
19,873	CryoLife, Inc.(b)	446,149
107,762	Depomed, Inc.(b)	676,745
9,428	Dermira, Inc.(b)	85,889
9,390	DexCom, Inc.(b)	687,160
76,588	Diplomat Pharmacy, Inc.(b)	1,668,853
19,050	Emergent Biosolutions, Inc.(b)	987,933
5,359	Enanta Pharmaceuticals, Inc.(b)	498,655
53,983	Endologix, Inc.(b)	232,667
49,136	Ensign Group, Inc. (The)	1,369,420
49,318	Evolent Health, Inc., Class A(b)(c)	813,747
8,069	Exact Sciences Corp.(b)	403,531
4,137	FibroGen, Inc.(b)	188,027
26,575	Five Prime Therapeutics, Inc.(b)	445,131
7,882	Flexion Therapeutics, Inc.(b)(c)	196,419
6,665	Genomic Health, Inc.(b)	211,480
31,150	Globus Medical, Inc., Class A(b)	1,594,569
28,563	Haemonetics Corp.(b)	2,229,057
63,730	Halyard Health, Inc.(b)	3,018,890
8,407	HealthEquity, Inc.(b)	552,088
21,725	HealthStream, Inc.	503,803
99,720	HMS Holdings Corp.(b)	1,795,957
137,879	Horizon Pharma PLC(b)	1,825,518
29,042	ICON PLC(b)	3,416,210
4,613	ICU Medical, Inc.(b)	1,161,092
15,183	IDEXX Laboratories, Inc.(b)	2,952,942
63,226	Impax Laboratories, Inc.(b)	1,188,649
12,317	Incyte Corp.(b)	762,915
19,574	Innoviva, Inc.(b)	283,823
2,666	Inogen, Inc.(b)	374,786
48,666	Inovalon Holdings, Inc., Class A(b)(c)	513,426
3,618	Insulet Corp.(b)	311,148
22,281	Insys Therapeutics, Inc.(b)(c)	156,190
42,116	Integer Holdings Corp.(b)	2,312,168
32,889	Integra LifeSciences Holdings Corp.(b)	2,026,949
4,247	Intercept Pharmaceuticals, Inc.(b)(c)	288,838
16,439	Intra-Cellular Therapies, Inc.(b)	286,367
24,984	Intrexon Corp.(b)(c)	454,209
59,502	Invacare Corp.	1,082,936
5,492	Ionis Pharmaceuticals, Inc.(b)	236,321
21,254	K2M Group Holdings, Inc.(b)	405,951
59,519	Lannett Co., Inc.(b)(c)	928,496
17,243	Lantheus Holdings, Inc.(b)	306,925
27,413	LHC Group, Inc.(b)	2,040,075
3,630	Ligand Pharmaceuticals, Inc.(b)	562,106
30,679	LivaNova PLC(b)	2,723,682
37,920	Luminex Corp.	809,592
14,039	MacroGenics, Inc.(b)	323,739
16,460	Masimo Corp.(b)	1,476,956
31,297	Medicines Co. (The)(b)(c)	941,727
12,109	Medidata Solutions, Inc.(b)	864,098
6,614	Medpace Holdings, Inc.(b)	244,652
72,456	Meridian Bioscience, Inc.	1,057,858
26,754	Merit Medical Systems, Inc.(b)	1,297,569
19,124	MiMedx Group, Inc.(b)(c)	157,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
27,528	Momenta Pharmaceuticals, Inc.(b)	$572,582
67,462	Myriad Genetics, Inc.(b)	1,908,500
31,065	Natus Medical, Inc.(b)	1,026,698
2,539	Nektar Therapeutics, Class A(b)	212,413
16,862	Neogen Corp.(b)	1,149,145
29,141	NeoGenomics, Inc.(b)(c)	279,171
4,289	Neurocrine Biosciences, Inc.(b)	347,752
3,945	Nevro Corp.(b)	352,525
42,013	NuVasive, Inc.(b)	2,235,512
22,200	NxStage Medical, Inc.(b)	590,964
25,000	Omnicell, Inc.(b)	1,077,500
407,238	OPKO Health, Inc.(b)(c)	1,238,004
16,018	OraSure Technologies, Inc.(b)	283,999
14,340	Orthofix International NV(b)	875,027
34,678	Otonomy, Inc.(b)	130,043
12,069	Pacira Pharmaceuticals, Inc.(b)	399,484
1,185,767	PDL BioPharma, Inc.(b)	3,462,440
3,834	Penumbra, Inc.(b)	476,758
14,092	Phibro Animal Health Corp., Class A	596,092
4,276	Portola Pharmaceuticals, Inc.(b)	154,492
23,537	PRA Health Sciences, Inc.(b)	1,934,035
46,614	Premier, Inc., Class A(b)	1,537,796
72,826	Prestige Brands Holdings, Inc.(b)	2,143,997
12,700	Prothena Corp. PLC (Ireland)(b)(c)	152,400
20,620	Providence Service Corp. (The)(b)	1,564,646
2,724	Puma Biotechnology, Inc.(b)	173,655
96,421	Quality Systems, Inc.(b)	1,294,934
8,728	Quidel Corp.(b)	494,878
137,626	Quorum Health Corp.(b)	970,263
7,780	Radius Health, Inc.(b)(c)	234,956
88,424	RadNet, Inc.(b)	1,171,618
9,662	Repligen Corp.(b)	357,494
16,883	Retrophin, Inc.(b)	423,763
2,352	Sage Therapeutics, Inc.(b)	338,500
5,768	Sarepta Therapeutics, Inc.(b)	440,444
11,593	Seattle Genetics, Inc.(b)	593,446
5,969	Spark Therapeutics, Inc.(b)	455,554
14,431	Spectrum Pharmaceuticals, Inc.(b)	229,742
7,118	Supernus Pharmaceuticals, Inc.(b)	333,834
33,093	Surgery Partners, Inc.(b)(c)	529,488
9,470	SurModics, Inc.(b)	353,705
25,546	Syneos Health, Inc., Class A(b)	973,303
13,635	Taro Pharmaceutical Industries Ltd.(b)(c)	1,390,497
7,366	Teladoc, Inc.(b)(c)	316,738
7,981	TESARO, Inc.(b)	406,313
11,164	Theravance Biopharma, Inc. (Cayman Islands)(b)(c)	268,717
26,620	Tivity Health, Inc.(b)	956,989
82,415	Triple-S Management Corp., Class B(b)	2,336,465
7,727	U.S. Physical Therapy, Inc.	705,089
8,442	Ultragenyx Pharmaceutical, Inc.(b)	429,191
2,203	Utah Medical Products, Inc.	223,715
11,708	Vanda Pharmaceuticals, Inc.(b)	163,327
41,380	Varex Imaging Corp.(b)	1,489,266
16,891	Veeva Systems, Inc., Class A(b)	1,184,566
13,755	Vertex Pharmaceuticals, Inc.(b)	2,106,716

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
7,323	Vocera Communications, Inc.(b)	$183,588
36,264	West Pharmaceutical Services, Inc.	3,198,847
53,554	Wright Medical Group NV(b)	1,050,194
11,975	Xencor, Inc.(b)	347,155

		149,195,796

	Industrials—17.2%
18,739	AAON, Inc.	637,126
54,452	AAR Corp.	2,357,772
156,072	Acacia Research Corp.(b)	569,663
220,670	ACCO Brands Corp.	2,659,073
74,038	Actuant Corp., Class A	1,743,595
76,609	Advanced Disposal Services, Inc.(b)	1,688,462
37,097	Advanced Drainage Systems, Inc.	934,844
78,954	Aegion Corp.(b)	1,791,466
52,932	Aerojet Rocketdyne Holdings, Inc.(b)	1,478,920
11,882	Aerovironment, Inc.(b)	647,569
68,240	Air Transport Services Group, Inc.(b)	1,381,178
133,519	Aircastle Ltd.	2,616,972
7,935	Alamo Group, Inc.	868,644
43,940	Alaska Air Group, Inc.	2,853,024
21,787	Albany International Corp., Class A	1,288,701
4,684	Allegiant Travel Co.	750,611
37,839	Allegion PLC	2,920,414
5,829	Allied Motion Technologies, Inc.	232,402
25,506	Altra Industrial Motion Corp.(c)	1,062,325
6,357	AMERCO	2,145,615
20,218	American Railcar Industries, Inc.(c)	767,273
8,243	American Woodmark Corp.(b)	677,575
32,468	Apogee Enterprises, Inc.	1,334,759
45,795	Applied Industrial Technologies, Inc.	2,928,590
160,630	ARC Document Solutions, Inc.(b)	353,386
72,824	ArcBest Corp.	2,337,650
21,520	Argan, Inc.	860,800
89,566	Armstrong Flooring, Inc.(b)	1,106,140
51,028	Armstrong World Industries, Inc.(b)	2,857,568
40,256	Asgn, Inc.(b)	3,245,841
24,130	Astec Industries, Inc.	1,340,663
21,357	Astronics Corp.(b)	781,239
48,390	Atkore International Group, Inc.(b)	859,890
20,218	Atlas Air Worldwide Holdings, Inc.(b)	1,281,821
16,103	Axon Enterprise, Inc.(b)	676,004
38,984	AZZ, Inc.	1,736,737
160,124	Babcock & Wilcox Enterprises, Inc.(b)(c)	365,083
153,136	Babcock & Wilcox Enterprises, Inc. Rts. expiring 05/03/18(b)(c)	97,762
42,176	Barnes Group, Inc.	2,342,033
7,947	Barrett Business Services, Inc.	695,521
107,377	BMC Stock Holdings, Inc.(b)	1,852,253
55,516	Brady Corp., Class A	2,020,782
95,936	Briggs & Stratton Corp.	1,729,726
41,657	Brink’s Co. (The)	3,074,287
144,687	Builders FirstSource, Inc.(b)	2,637,644
40,433	BWX Technologies, Inc.	2,741,357
32,379	Caesarstone Ltd.	597,393
45,171	CAI International, Inc.(b)	1,015,444
28,621	Casella Waste Systems, Inc., Class A(b)	701,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
74,991	CBIZ, Inc.(b)	$1,394,833
96,926	CECO Environmental Corp.	455,552
40,164	Chart Industries, Inc.(b)	2,278,905
59,152	China Yuchai International Ltd. (China)	1,230,953
9,832	Cimpress NV (Netherlands)(b)	1,413,940
18,169	CIRCOR International, Inc.	769,821
489,105	Civeo Corp.(b)	1,638,502
23,867	Columbus McKinnon Corp.	856,348
37,963	Comfort Systems USA, Inc.	1,602,039
67,259	Commercial Vehicle Group, Inc.(b)	451,308
38,101	Continental Building Products, Inc.(b)	1,070,638
10,410	Copa Holdings SA, Class A (Panama)	1,219,740
64,489	Copart, Inc.(b)	3,294,098
250,667	Costamare, Inc. (Monaco)(c)	1,702,029
8,095	CoStar Group, Inc.(b)	2,968,113
30,066	Covenant Transportation Group, Inc., Class A(b)	834,331
10,428	CRA International, Inc.	588,869
13,745	CSW Industrials, Inc.(b)	595,846
28,210	Cubic Corp.	1,741,967
119,404	Diana Containerships Inc. (Greece)(b)(c)	176,718
302,118	Diana Shipping, Inc. (Greece)(b)(c)	1,084,604
11,501	DMC Global, Inc.	445,089
24,451	Douglas Dynamics, Inc.	1,020,829
32,014	Ducommun, Inc.(b)	931,287
44,057	DXP Enterprises, Inc.(b)	1,599,269
25,664	Dycom Industries, Inc.(b)	2,665,463
57,617	Eagle Bulk Shipping, Inc.(b)(c)	291,542
50,108	Echo Global Logistics, Inc.(b)	1,367,948
27,578	Encore Wire Corp.	1,451,982
39,956	Engility Holdings, Inc.(b)	1,015,682
53,547	Ennis, Inc.	958,491
68,635	Enphase Energy, Inc.(b)(c)	284,835
18,548	EnPro Industries, Inc.	1,393,882
19,888	ESCO Technologies, Inc.	1,110,745
216,036	Essendant, Inc.	1,607,308
11,142	Exponent, Inc.	962,669
62,304	Federal Signal Corp.	1,349,505
8,813	Forrester Research, Inc.	350,757
25,346	Forward Air Corp.	1,368,431
10,141	Franklin Covey Co.(b)	247,440
41,904	Franklin Electric Co., Inc.	1,718,064
43,385	FreightCar America, Inc.	604,787
79,626	FTI Consulting, Inc.(b)	4,650,158
116,964	FuelCell Energy, Inc.(b)(c)	217,553
27,308	Gardner Denver Holdings, Inc.(b)	863,752
19,248	Genco Shipping & Trading Ltd.(b)	307,968
44,989	Gibraltar Industries, Inc.(b)	1,581,363
45,541	Global Brass & Copper Holdings, Inc.	1,366,230
45,878	GMS, Inc.(b)	1,429,558
93,499	Golden Ocean Group Ltd. (Norway)	755,472
40,890	Goldfield Corp. (The)(b)	171,738
24,183	GP Strategies Corp.(b)	504,216
76,932	Graco, Inc.	3,384,239
12,594	Graham Corp.	271,779
48,066	Granite Construction, Inc.	2,517,697

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
167,906	Great Lakes Dredge & Dock Corp.(b)	$772,368
58,550	Greenbrier Cos., Inc. (The)(c)	2,567,417
63,683	Griffon Corp.	1,267,292
70,202	H&E Equipment Services, Inc.	2,271,035
18,608	Hardinge, Inc.	341,271
177,177	Harsco Corp.(b)	3,623,270
27,100	Hawaiian Holdings, Inc.	1,116,520
120,020	HC2 Holdings, Inc.(b)	612,102
43,878	Healthcare Services Group, Inc.	1,695,007
54,106	Heartland Express, Inc.	964,710
12,256	HEICO Corp.	1,076,690
23,383	HEICO Corp., Class A	1,687,083
32,271	Heidrick & Struggles International, Inc.	1,215,003
34,295	Herc Holdings, Inc.(b)	1,805,632
15,992	Heritage-Crystal Clean, Inc.(b)	338,231
77,997	Herman Miller, Inc.	2,394,508
74,750	Hill International, Inc.(b)	396,175
67,854	Hillenbrand, Inc.	3,145,033
78,438	HNI Corp.	2,619,045
31,017	Hudson Technologies, Inc.(b)(c)	135,854
8,296	Hurco Cos., Inc.	366,683
47,771	Huron Consulting Group, Inc.(b)	1,789,024
42,005	Huttig Building Products, Inc.(b)	260,851
21,428	Hyster-Yale Materials Handling, Inc.	1,525,674
32,281	ICF International, Inc.	2,166,055
18,343	IES Holdings, Inc.(b)	309,997
110,136	InnerWorkings, Inc.(b)	1,112,374
32,772	Insperity, Inc.	2,629,953
20,678	Insteel Industries, Inc.	620,960
59,277	Interface, Inc.	1,304,094
59,045	Jeld-Wen Holding, Inc.(b)	1,659,755
10,812	John Bean Technologies Corp.	1,164,993
7,567	Kadant, Inc.	698,056
36,032	Kaman Corp.	2,184,980
95,510	Kelly Services, Inc., Class A	2,794,623
75,808	KeyW Holding Corp. (The)(b)(c)	586,754
37,671	Kforce, Inc.	1,000,165
45,992	Kimball International, Inc., Class B	759,788
73,582	Knoll, Inc.	1,403,209
48,269	Korn/Ferry International	2,580,461
68,779	Kratos Defense & Security Solutions, Inc.(b)	688,478
31,662	Landstar System, Inc.	3,218,442
38,417	Layne Christensen Co.(b)(c)	542,064
13,938	LB Foster Co., Class A(b)	328,240
10,715	Lindsay Corp.	941,420
210,054	LSC Communications, Inc.	3,671,744
47,511	LSI Industries, Inc.	291,242
20,162	Lydall, Inc.(b)	899,225
27,805	Manitex International, Inc.(b)	286,113
29,237	Manitowoc Co., Inc. (The)(b)	720,692
41,902	Marten Transport Ltd.	817,089
38,614	Masonite International Corp.(b)	2,343,870
17,423	Matson, Inc.	509,274
37,101	Matthews International Corp., Class A	1,823,514
32,311	McGrath RentCorp	1,904,087
18,167	Mercury Systems, Inc.(b)	582,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
81,359	Milacron Holdings Corp.(b)	$1,466,903
32,142	Mistras Group, Inc.(b)	625,805
39,913	Mobile Mini, Inc.	1,676,346
31,425	MSA Safety, Inc.	2,728,947
109,140	Mueller Industries, Inc.	2,966,425
147,444	Mueller Water Products, Inc., Class A	1,443,477
12,932	Multi-Color Corp.	839,933
40,626	MYR Group, Inc.(b)	1,218,780
10,217	National Presto Industries, Inc.(c)	978,278
93,484	Navigant Consulting, Inc.(b)	1,999,623
417,910	Navios Maritime Holdings, Inc. (Monaco)(b)	316,901
62,100	NCI Building Systems, Inc.(b)	1,086,750
35,104	NN, Inc.	712,611
24,637	Northwest Pipe Co.(b)	486,088
5,163	NV5 Global, Inc.(b)	303,843
70,535	Orion Group Holdings, Inc.(b)	427,442
6,174	P.A.M. Transportation Services, Inc.(b)	222,202
17,060	Park-Ohio Holdings Corp.	646,574
16,309	Patrick Industries, Inc.(b)	927,982
38,343	PGT Innovations, Inc.(b)	669,085
24,713	Powell Industries, Inc.	742,626
67,742	Primoris Services Corp.	1,733,518
7,285	Proto Labs, Inc.(b)	868,008
126,698	Quad/Graphics, Inc., Class A	3,130,708
53,334	Quanex Building Products Corp.	914,678
26,983	Raven Industries, Inc.	987,578
11,412	RBC Bearings, Inc.(b)	1,328,129
57,384	Resources Connection, Inc.	898,060
24,258	REV Group, Inc.	437,857
130,816	Roadrunner Transportation Systems, Inc.(b)	281,254
33,682	Rollins, Inc.	1,634,251
95,944	RPX Corp.	1,039,074
121,464	Safe Bulkers, Inc. (Greece)(b)	354,675
27,937	Saia, Inc.(b)	1,845,239
107,876	Scorpio Bulkers, Inc.	825,251
320,336	Seaspan Corp. (Hong Kong)(c)	2,463,384
31,774	Simpson Manufacturing Co., Inc.	1,737,402
17,909	Siteone Landscape Supply, Inc.(b)	1,226,766
19,313	SkyWest, Inc.	1,098,910
34,760	SP Plus Corp.(b)	1,221,814
31,550	Spartan Motors, Inc.	563,167
14,153	Sparton Corp.(b)	261,406
31,014	Spirit Airlines, Inc.(b)	1,107,820
37,064	SPX Corp.(b)	1,172,705
72,828	SPX FLOW, Inc.(b)	3,277,260
11,000	Standex International Corp.	1,066,450
36,298	Star Bulk Carriers Corp. (Greece)(b)	439,206
205,759	Steelcase, Inc., Class A	2,726,307
45,808	Sterling Construction Co., Inc.(b)	509,843
14,910	Sun Hydraulics Corp.	724,179
111,954	Sunrun, Inc.(b)(c)	1,032,216
85,056	Team, Inc.(b)(c)	1,441,699
19,525	Tennant Co.	1,444,850
53,123	Tetra Tech, Inc.	2,571,153
107,110	Textainer Group Holdings Ltd.(b)	1,842,292
38,904	Thermon Group Holdings, Inc.(b)	886,622

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
109,717	Titan International, Inc.	$1,130,085
84,661	Titan Machinery, Inc.(b)	1,635,651
9,805	TPI Composites, Inc.(b)	222,083
7,061	Trex Co., Inc.(b)	733,497
67,873	TriMas Corp.(b)	1,839,358
29,176	TriNet Group, Inc.(b)	1,506,940
88,539	Triton International Ltd. (Bermuda)	2,745,594
89,759	TrueBlue, Inc.(b)	2,392,077
11,226	Twin Disc, Inc.(b)	247,870
14,079	UniFirst Corp.	2,261,087
77,567	Universal Forest Products, Inc.	2,472,836
18,246	US Ecology, Inc.	972,512
24,280	USA Truck, Inc.(b)	583,448
43,404	Vectrus, Inc.(b)	1,562,544
72,809	Veritiv Corp.(b)	2,770,382
30,094	Viad Corp.	1,527,270
12,713	VSE Corp.	652,050
109,860	Wabash National Corp.	2,203,792
14,603	WageWorks, Inc.(b)	608,215
23,989	Watts Water Technologies, Inc., Class A	1,787,181
94,463	Welbilt, Inc.(b)	1,809,911
66,953	Werner Enterprises, Inc.	2,296,488
152,457	Wesco Aircraft Holdings, Inc.(b)	1,539,816
7,695	Willis Lease Finance Corp.(b)	251,473
43,091	Woodward, Inc.	3,099,967

		324,745,445

	Information Technology—14.8%
3,799	2U, Inc.(b)	305,782
107,384	3D Systems Corp.(b)(c)	1,078,135
26,165	8x8, Inc.(b)	529,841
10,087	Acacia Communications, Inc.(b)(c)	283,949
108,480	ACI Worldwide, Inc.(b)	2,522,160
72,246	Acxiom Corp.(b)	1,876,951
81,794	ADTRAN, Inc.	1,198,282
17,934	Advanced Energy Industries, Inc.(b)	1,067,970
37,684	Alpha & Omega Semiconductor Ltd.(b)	571,289
18,357	Ambarella, Inc.(b)	855,253
297,135	Amkor Technology, Inc.(b)	2,460,278
13,161	Applied Optoelectronics, Inc.(b)(c)	420,626
6,954	Arista Networks, Inc.(b)	1,839,681
11,036	Aspen Technology, Inc.(b)	968,409
6,812	Atlassian Corp. PLC, Class A (Australia)(b)	381,336
28,605	Autodesk, Inc.(b)	3,601,369
28,555	Autoweb, Inc.(b)	104,226
14,165	Aviat Networks, Inc.(b)	230,465
114,209	Avid Technology, Inc.(b)	511,656
67,942	AVX Corp.	1,002,824
15,806	Axcelis Technologies, Inc.(b)	347,732
26,320	AXT, Inc.(b)	153,972
16,313	Badger Meter, Inc.	692,487
23,402	Bel Fuse, Inc., Class B	452,829
212,288	Black Box Corp.	413,962
42,846	Black Knight, Inc.(b)	2,084,458
12,784	Blackbaud, Inc.	1,341,809
49,225	Blackhawk Network Holdings, Inc., Class A(b)	2,210,202
39,426	Blucora, Inc.(b)	1,025,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
18,505	Bottomline Technologies (de), Inc.(b)	$731,318
48,838	Brooks Automation, Inc.	1,215,089
22,816	Cabot Microelectronics Corp.	2,314,683
20,170	CalAmp Corp.(b)	398,357
67,501	Calix, Inc.(b)	448,882
92,105	Cardtronics PLC, Class A(b)	2,417,756
8,595	Cass Information Systems, Inc.	519,826
12,614	Cavium, Inc.(b)	946,176
47,103	CDK Global, Inc.	3,073,000
141,013	Ceragon Networks Ltd. (Israel)(b)	370,864
9,652	CEVA, Inc.(b)	314,655
144,321	Ciena Corp.(b)	3,716,266
75,521	Cirrus Logic, Inc.(b)	2,754,251
33,023	Cognex Corp.	1,527,314
10,595	Coherent, Inc.(b)	1,782,291
24,642	Cohu, Inc.	527,339
19,449	CommVault Systems, Inc.(b)	1,360,458
51,305	Comtech Telecommunications Corp.	1,569,420
11,974	Control4 Corp.(b)	249,538
5,155	Cornerstone OnDemand, Inc.(b)	227,490
56,035	Cray, Inc.(b)	1,336,435
31,277	CSG Systems International, Inc.	1,338,343
27,935	CTS Corp.	836,653
10,924	CyberArk Software Ltd. (Israel)(b)	600,383
83,992	Daktronics, Inc.	756,768
25,460	Dell Technologies, Inc., Class V(b)	1,827,264
177,916	DHI Group, Inc.(b)	249,082
49,164	Digi International, Inc.(b)	565,386
56,561	Diodes, Inc.(b)	1,614,817
31,100	Dolby Laboratories, Inc., Class A	1,860,402
22,762	DSP Group, Inc.(b)	272,006
141,177	Eastman Kodak Co.(b)(c)	698,826
8,574	Ebix, Inc.	664,485
30,367	Electro Scientific Industries, Inc.(b)	546,606
72,901	Electronics For Imaging, Inc.(b)	2,019,358
11,861	Ellie Mae, Inc.(b)	1,148,975
53,838	EMCORE Corp.(b)	242,271
66,291	Endurance International Group Holdings, Inc.(b)	487,239
75,886	Entegris, Inc.	2,443,529
15,473	Envestnet, Inc.(b)	840,184
16,241	EPAM Systems, Inc.(b)	1,857,158
20,021	ePlus, Inc.(b)	1,598,677
29,509	Etsy, Inc.(b)	883,499
37,836	Euronet Worldwide, Inc.(b)	2,955,370
113,657	Everi Holdings, Inc.(b)	728,541
62,127	EVERTEC, Inc.	1,133,818
23,917	ExlService Holdings, Inc.(b)	1,382,642
37,941	Extreme Networks, Inc.(b)	405,969
47,574	Fabrinet (Thailand)(b)	1,342,063
9,227	Fair Isaac Corp.(b)	1,597,932
14,800	FARO Technologies, Inc.(b)	747,400
188,928	Finisar Corp.(b)(c)	2,943,498
75,088	FireEye, Inc.(b)	1,355,338
345,077	Fitbit, Inc., Class A(b)(c)	1,915,177
50,438	FormFactor, Inc.(b)	578,776

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
33,750	Fortinet, Inc.(b)	$1,868,400
25,497	Gartner, Inc.(b)	3,092,531
6,581	Globant SA(b)(c)	296,211
78,860	Glu Mobile, Inc.(b)	345,407
27,997	GoDaddy, Inc., Class A(b)	1,807,486
32,283	Gogo, Inc.(b)(c)	304,106
16,542	GrubHub, Inc.(b)	1,673,058
8,261	GTT Communications, Inc.(b)	396,941
15,553	Guidewire Software, Inc.(b)	1,316,095
19,079	Hackett Group, Inc. (The)	309,271
219,773	Harmonic, Inc.(b)	802,171
2,063	HubSpot, Inc.(b)	218,472
14,360	Ichor Holdings Ltd.(b)(c)	317,356
48,613	II-VI, Inc.(b)	1,852,155
8,437	Imperva, Inc.(b)	377,556
148,843	Infinera Corp.(b)	1,744,440
28,306	Inphi Corp.(b)(c)	808,985
63,616	Integrated Device Technology, Inc.(b)	1,770,433
31,506	InterDigital, Inc.	2,345,622
32,399	Internap Corp.(b)	382,632
21,314	InterXion Holding NV (Netherlands)(b)	1,385,836
8,474	IPG Photonics Corp.(b)	1,805,216
35,639	Itron, Inc.(b)	2,330,791
37,788	j2 Global, Inc.	2,999,611
53,350	KEMET Corp.(b)	918,687
44,747	Kimball Electronics, Inc.(b)	709,240
191,229	Knowles Corp.(b)	2,447,731
82,656	Kulicke & Soffa Industries, Inc. (Singapore)(b)	1,891,996
17,329	KVH Industries, Inc.(b)	183,687
114,650	Lattice Semiconductor Corp.(b)	621,403
49,310	Limelight Networks, Inc.(b)	254,440
63,996	Liquidity Services, Inc.(b)	412,774
10,067	Littelfuse, Inc.	1,881,724
25,728	LivePerson, Inc.(b)	432,230
3,861	LogMeIn, Inc.	425,482
24,036	Lumentum Holdings, Inc.(b)	1,212,616
18,158	Luxoft Holding, Inc., Class A(b)	732,675
33,102	MACOM Technology Solutions Holdings, Inc.(b)(c)	550,155
55,580	Magnachip Semiconductor Corp. (South Korea)(b)(c)	519,673
28,262	Manhattan Associates, Inc.(b)	1,216,962
39,766	ManTech International Corp., Class A	2,349,773
41,252	MAXIMUS, Inc.	2,789,873
22,304	MaxLinear, Inc., Class A(b)	498,048
42,540	Maxwell Technologies, Inc.(b)(c)	218,230
98,360	Meet Group, Inc. (The)(b)	234,097
27,410	Mellanox Technologies Ltd. (Israel)(b)	2,154,426
4,276	MercadoLibre, Inc. (Argentina)	1,452,172
1,477	Mesa Laboratories, Inc.	248,594
36,898	Methode Electronics, Inc.	1,472,230
8,560	MicroStrategy, Inc., Class A(b)	1,091,058
24,257	MKS Instruments, Inc.	2,483,917
82,385	MoneyGram International, Inc.(b)	720,045
9,352	Monolithic Power Systems, Inc.	1,095,119
31,307	Monotype Imaging Holdings, Inc.	693,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
26,775	MTS Systems Corp.	$1,360,170
16,635	Nanometrics, Inc.(b)	412,881
64,312	National Instruments Corp.	2,629,718
64,859	NeoPhotonics Corp.(b)(c)	333,375
124,554	Net 1 UEPS Technologies, Inc. (South Africa)(b)	1,026,325
39,759	NETGEAR, Inc.(b)	2,198,673
64,677	NIC, Inc.	960,453
12,350	Novanta, Inc.(b)	726,180
3,884	NVE Corp.	328,470
68,308	Oclaro, Inc.(b)	540,999
29,819	Orbotech Ltd. (Israel)(b)	1,742,026
26,352	OSI Systems, Inc.(b)	1,687,055
9,197	Palo Alto Networks, Inc.(b)	1,770,514
240,935	Pandora Media, Inc.(b)(c)	1,351,645
55,369	Park Electrochemical Corp.	942,934
3,672	Paycom Software, Inc.(b)	419,379
29,380	PC Connection, Inc.	784,152
97,597	PCM, Inc.(b)	1,263,881
30,700	PDF Solutions, Inc.(b)	342,305
9,340	Pegasystems, Inc.	570,207
47,388	Perficient, Inc.(b)	1,171,905
217,061	Photronics, Inc.(b)	1,660,517
29,996	Plantronics, Inc.	1,954,239
15,147	Power Integrations, Inc.	1,026,967
58,703	Presidio, Inc.(b)	899,330
16,656	Progress Software Corp.	615,106
1,971	Proofpoint, Inc.(b)	232,460
36,127	PTC, Inc.(b)	2,975,058
16,489	Pure Storage, Inc., Class A(b)	333,572
4,758	QAD, Inc., Class A	213,634
6,099	Qualys, Inc.(b)	469,318
78,822	Quantum Corp.(b)(c)	308,982
23,577	QuinStreet, Inc.(b)	265,005
28,787	Quotient Technology, Inc.(b)	385,746
246,523	Radisys Corp.(b)(c)	188,344
26,505	Radware Ltd. (Israel)(b)	585,761
92,060	Rambus, Inc.(b)	1,242,810
13,781	RealPage, Inc.(b)	737,284
30,849	Ribbon Communications, Inc.(b)	179,541
4,263	RingCentral, Inc., Class A(b)	285,834
10,084	Rogers Corp.(b)	1,075,963
256,288	Rubicon Project, Inc. (The)(b)	558,708
24,272	Rudolph Technologies, Inc.(b)	615,295
70,154	ScanSource, Inc.(b)	2,406,282
43,320	Semtech Corp.(b)	1,702,476
6,426	ServiceNow, Inc.(b)	1,067,616
77,574	ServiceSource International, Inc.(b)	294,005
3,214	Shopify, Inc., Class A (Canada)(b)	429,487
9,304	Shutterstock, Inc.(b)	392,071
58,647	Sigma Designs, Inc.(b)	369,476
3,724	Silicom Ltd. (Israel)(b)(c)	141,400
20,004	Silicon Laboratories, Inc.(b)	1,858,372
8,463	SMART Global Holdings, Inc.(b)	331,326
7,104	SolarEdge Technologies, Inc.(b)	374,026
13,926	Splunk, Inc.(b)	1,429,504

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
7,946	SPS Commerce, Inc.(b)	$544,857
18,994	Square, Inc., Class A(b)	899,176
67,023	SS&C Technologies Holdings, Inc.	3,327,692
3,775	Stamps.com, Inc.(b)	859,756
76,373	Stratasys Ltd.(b)(c)	1,464,070
172,424	SunPower Corp.(b)(c)	1,470,777
100,619	Super Micro Computer, Inc.(b)	1,780,956
74,532	Sykes Enterprises, Inc.(b)	2,143,540
50,436	Synaptics, Inc.(b)	2,194,975
140,763	Synchronoss Technologies, Inc.(b)	1,576,546
94,487	Syntel, Inc.(b)	2,728,785
16,346	Systemax, Inc.	513,755
12,019	Tableau Software, Inc., Class A(b)	1,022,216
11,113	TechTarget, Inc.(b)	231,706
35,429	Telenav, Inc.(b)	182,459
233,642	Tivo Corp.	3,306,034
5,189	Trade Desk, Inc. (The), Class A(b)	265,521
239,529	Travelport Worldwide Ltd.	4,105,527
24,797	TrueCar, Inc.(b)	245,490
16,329	Ttec Holdings, Inc.	522,528
172,991	TTM Technologies, Inc.(b)	2,411,495
3,483	Tucows, Inc., Class A(b)(c)	220,300
9,644	Twilio, Inc., Class A(b)	407,073
8,909	Tyler Technologies, Inc.(b)	1,950,358
5,506	Ubiquiti Networks, Inc.(b)(c)	392,358
4,590	Ultimate Software Group, Inc. (The)(b)	1,101,233
31,705	Ultra Clean Holdings, Inc.(b)	555,155
210,346	Unisys Corp.(b)(c)	2,355,875
5,649	Universal Display Corp.	497,394
31,743	VASCO Data Security International, Inc.(b)	492,017
51,018	Veeco Instruments, Inc.(b)	788,228
196,856	VeriFone Systems, Inc.(b)	4,529,657
67,031	Verint Systems, Inc.(b)	2,822,005
22,686	VeriSign, Inc.(b)	2,663,790
40,640	Versum Materials, Inc.	1,429,715
157,814	Viavi Solutions, Inc.(b)	1,491,342
22,647	Virtusa Corp.(b)	1,090,227
13,704	Vishay Precision Group, Inc.(b)	387,823
47,185	Web.com Group, Inc.(b)	877,641
9,982	Workday, Inc., Class A(b)	1,246,153
54,561	Xcerra Corp.(b)	659,097
17,360	XO Group, Inc.(b)	376,365
74,900	Xperi Corp.	1,647,800
78,081	Yandex NV, Class A (Russia)(b)	2,604,782
29,074	Yelp, Inc., Class A(b)	1,303,969
11,060	Zendesk, Inc.(b)	539,175
20,115	Zillow Group, Inc., Class A(b)	972,963
39,985	Zillow Group, Inc., Class C(b)(c)	1,938,873
598,823	Zynga, Inc., Class A(b)	2,065,939

		280,610,071

	Materials—5.7%
44,009	A. Schulman, Inc.	1,887,986
54,750	Advansix, Inc.(b)	1,961,145
26,454	Agrofresh Solutions, Inc.(b)(c)	183,062
33,289	American Vanguard Corp.	717,378
22,232	Ampco-Pittsburgh Corp.	218,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
16,476	Balchem Corp.	$1,453,842
52,247	Century Aluminum Co.(b)	912,755
71,043	Clearwater Paper Corp.(b)	1,680,167
171,277	Coeur Mining, Inc.(b)	1,296,567
27,183	Eagle Materials, Inc.	2,690,030
66,517	Ferro Corp.(b)	1,464,039
48,073	Ferroglobe PLC(b)	543,225
143,656	Flotek Industries, Inc.(b)	512,852
30,853	Forterra, Inc.(b)(c)	226,461
69,074	FutureFuel Corp.	808,166
62,851	GCP Applied Technologies, Inc.(b)	1,800,681
110,633	Gold Resource Corp.	560,909
54,231	Greif, Inc., Class A	3,173,598
60,323	H.B. Fuller Co.	2,984,179
18,286	Hawkins, Inc.	594,295
21,046	Haynes International, Inc.	879,933
495,526	Hecla Mining Co.	1,897,865
25,702	Ingevity Corp.(b)	1,974,685
43,124	Innophos Holdings, Inc.	1,784,471
28,025	Innospec, Inc.	2,037,417
156,732	Intrepid Potash, Inc.(b)	709,996
20,189	Kaiser Aluminum Corp.	1,989,424
100,122	KapStone Paper and Packaging Corp.	3,446,199
5,888	KMG Chemicals, Inc.	362,053
37,591	Koppers Holdings, Inc.(b)	1,646,486
40,611	Kraton Corp.(b)	1,854,704
24,193	Kronos Worldwide, Inc.	557,407
135,000	LSB Industries, Inc.(b)(c)	746,550
28,769	Materion Corp.	1,460,027
178,699	McEwen Mining, Inc.(c)	371,694
62,070	Mercer International, Inc. (Canada)	831,738
37,736	Minerals Technologies, Inc.	2,605,671
36,448	Myers Industries, Inc.	849,238
18,652	Neenah, Inc.	1,454,856
8,035	NewMarket Corp.	3,049,684
34,759	Olympic Steel, Inc.	815,098
90,866	OMNOVA Solutions, Inc.(b)	990,439
22,332	Orion Engineered Carbons SA (Luxembourg)	598,498
113,754	P.H. Glatfelter Co.	2,376,321
38,143	PQ Group Holdings, Inc.(b)	530,188
8,942	Quaker Chemical Corp.	1,314,385
75,266	Rayonier Advanced Materials, Inc.	1,610,692
40,989	Royal Gold, Inc.	3,639,823
120,526	Ryerson Holding Corp.(b)	1,211,286
57,005	Schnitzer Steel Industries, Inc., Class A	1,678,797
50,871	Schweitzer-Mauduit International, Inc.	1,985,495
43,505	Sensient Technologies Corp.	2,899,608
114,344	Silgan Holdings, Inc.	3,209,636
30,130	Stepan Co.	2,118,742
84,404	Summit Materials, Inc., Class A(b)	2,375,129
174,034	SunCoke Energy, Inc.(b)	1,999,651
79,934	TimkenSteel Corp.(b)	1,342,092
46,858	Tredegar Corp.	824,701
158,623	Tronox Ltd., Class A	2,725,143
9,527	UFP Technologies, Inc.(b)	316,773
14,283	US Concrete, Inc.(b)(c)	834,841

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
135,810	Valvoline, Inc.	$2,754,227
31,817	Venator Materials PLC(b)	573,024
156,878	Verso Corp., Class A(b)	2,833,217
41,970	W.R. Grace & Co.	2,872,427
23,250	Warrior Met Coal, Inc.(c)	540,562
29,706	Westlake Chemical Corp.	3,177,651
61,651	Worthington Industries, Inc.	2,745,319

		107,074,185

	Real Estate—6.9%
116,849	Acadia Realty Trust REIT	2,757,636
21,670	Agree Realty Corp. REIT	1,059,230
71,630	Alexander & Baldwin, Inc. REIT	1,640,327
2,277	Alexander’s, Inc. REIT	895,658
37,173	Altisource Portfolio Solutions SA(b)(c)	1,017,797
53,135	American Assets Trust, Inc. REIT	1,783,742
60,965	Armada Hoffler Properties, Inc. REIT	827,295
335,585	Ashford Hospitality Trust, Inc. REIT	2,308,825
46,103	Bluerock Residential Growth REIT, Inc., Class A REIT	414,466
77,687	Braemar Hotels & Resorts, Inc. REIT	807,945
66,330	CareTrust REIT, Inc. REIT	876,219
46,983	CatchMark Timber Trust, Inc., Class A REIT	612,658
226,744	Cedar Realty Trust, Inc. REIT	882,034
67,138	Chatham Lodging Trust REIT	1,278,979
106,448	Chesapeake Lodging Trust REIT	3,144,474
30,583	City Office REIT, Inc. REIT	348,035
216,754	Colony Northstar, Inc., Class A REIT	1,324,367
11,454	Community Healthcare Trust, Inc. REIT	292,077
18,760	CorEnergy Infrastructure Trust, Inc. REIT	723,010
12,061	CoreSite Realty Corp. REIT	1,255,550
366,127	Cousins Properties, Inc. REIT	3,254,869
53,370	CyrusOne, Inc. REIT	2,860,098
33,532	Easterly Government Properties, Inc. REIT	691,095
27,244	EastGroup Properties, Inc. REIT	2,445,966
98,844	Education Realty Trust, Inc. REIT	3,252,956
121,613	Empire State Realty Trust, Inc., Class A REIT	2,118,498
28,916	Farmland Partners, Inc. REIT(c)	220,340
92,307	First Industrial Realty Trust, Inc. REIT	2,871,671
10,149	Forestar Group, Inc.(b)(c)	221,248
34,907	Four Corners Property Trust, Inc. REIT	790,993
289,461	Franklin Street Properties Corp. REIT	2,252,007
169,415	Front Yard Residential Corp. REIT	1,663,655
34,939	Getty Realty Corp. REIT	875,222
37,951	Gladstone Commercial Corp. REIT	658,070
131,150	Global NET Lease, Inc. REIT	2,440,701
163,172	Government Properties Income Trust REIT	2,038,018
97,747	Hersha Hospitality Trust REIT	1,835,689
30,343	HFF, Inc., Class A	1,066,253
100,832	Independence Realty Trust, Inc. REIT	947,821
63,272	InfraREIT, Inc. REIT	1,348,326
389,673	Investors Real Estate Trust REIT	2,076,957
118,483	Invitation Homes, Inc. REIT	2,741,697
120,772	iStar, Inc. REIT(b)	1,224,628
112,461	Kennedy-Wilson Holdings, Inc.	2,131,136
192,751	Kite Realty Group Trust REIT	2,837,295
41,709	LTC Properties, Inc. REIT	1,507,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
13,618	Marcus & Millichap, Inc.(b)	$465,191
49,365	MedEquities Realty Trust, Inc. REIT	503,029
61,084	Monmouth Real Estate Investment Corp. REIT	954,743
35,363	National Health Investors, Inc. REIT	2,414,232
37,832	National Storage Affiliates Trust REIT	995,738
314,503	New Senior Investment Group, Inc. REIT	2,711,016
19,885	NexPoint Residential Trust, Inc. REIT	532,719
90,835	NorthStar Realty Europe Corp. REIT	1,317,108
25,734	One Liberty Properties, Inc. REIT	611,440
88,197	Pebblebrook Hotel Trust REIT	3,086,013
197,418	Pennsylvania Real Estate Investment Trust REIT(c)	1,911,006
142,504	Physicians Realty Trust REIT	2,129,010
34,958	PotlatchDeltic Corp. REIT	1,812,572
78,889	Preferred Apartment Communities, Inc., Class A REIT	1,160,457
17,885	PS Business Parks, Inc. REIT	2,061,783
41,978	QTS Realty Trust, Inc., Class A REIT	1,485,601
46,874	Rafael Holdings, Inc., Class B(b)	384,367
957,787	RAIT Financial Trust REIT	173,647
173,537	Ramco-Gershenson Properties Trust REIT	2,073,767
10,602	RE/MAX Holdings, Inc., Class A	574,098
124,889	Retail Opportunity Investments Corp. REIT	2,148,091
43,552	Rexford Industrial Realty, Inc. REIT	1,330,514
4,586	RMR Group, Inc. (The), Class A	341,198
135,965	Sabra Health Care REIT, Inc. REIT	2,489,519
13,332	Saul Centers, Inc. REIT	637,936
139,433	Select Income REIT	2,643,650
33,882	Seritage Growth Properties, Class A REIT(c)	1,205,183
51,651	St. Joe Co. (The)(b)	890,980
88,586	STAG Industrial, Inc., Class A REIT	2,176,558
139,566	STORE Capital Corp. REIT	3,521,250
130,199	Summit Hotel Properties, Inc. REIT	1,885,282
146,964	Tanger Factory Outlet Centers, Inc. REIT	3,225,860
12,934	Tejon Ranch Co.(b)	314,684
33,879	Terreno Realty Corp. REIT	1,258,605
76,919	Tier REIT, Inc. REIT	1,462,230
41,976	UMH Properties, Inc. REIT	567,935
9,994	Universal Health Realty Income Trust REIT	598,940
78,463	Urban Edge Properties REIT	1,613,984
40,684	Urstadt Biddle Properties, Inc., Class A REIT	808,391
118,523	Washington Real Estate Investment Trust REIT	3,403,981
62,683	Whitestone REIT	680,111

		131,185,732

	Telecommunication Services—1.5%
17,855	ATN International, Inc.	946,315
11,143	Boingo Wireless, Inc.(b)	261,415
166,102	Cincinnati Bell, Inc.(b)	2,516,445
32,241	Cogent Communications Holdings, Inc.	1,520,163
204,660	Consolidated Communications Holdings, Inc.(c)	2,312,658

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services (continued)
10,259	Hawaiian Telcom Holdco, Inc.(b)	$279,455
93,750	IDT Corp., Class B	508,125
316,292	Intelsat SA(b)(c)	3,090,173
166,058	Iridium Communications, Inc.(b)(c)	1,976,090
32,679	magicJack VocalTec Ltd. (Israel)(b)(c)	274,504
818,656	NII Holdings, Inc.(b)	2,251,304
40,556	ORBCOMM, Inc.(b)	365,815
32,213	Shenandoah Telecommunications Co.	1,216,041
55,569	Spok Holdings, Inc.	827,978
47,996	United States Cellular Corp.(b)	1,899,202
132,520	Vonage Holdings Corp.(b)	1,481,574
2,318,656	Windstream Holdings, Inc.(c)	3,593,917
89,425	Zayo Group Holdings, Inc.(b)	3,246,127

		28,567,301

	Utilities—1.6%
33,516	American States Water Co.	1,867,512
17,041	AquaVenture Holdings Ltd.(b)	249,821
10,071	Artesian Resources Corp., Class A	385,719
107,249	Atlantica Yield PLC (Spain)	2,154,632
51,216	California Water Service Group	1,984,620
18,295	Chesapeake Utilities Corp.	1,390,420
10,740	Connecticut Water Service, Inc.	730,320
21,629	Consolidated Water Co. Ltd. (Cayman Islands)	306,050
63,422	El Paso Electric Co.	3,237,693
40,671	MGE Energy, Inc.	2,360,952
16,762	Middlesex Water Co.	698,305
49,918	Northwest Natural Gas Co.	3,059,973
45,848	NRG Yield, Inc., Class A	807,383
88,439	NRG Yield, Inc., Class C	1,574,214
25,281	Ormat Technologies, Inc.	1,463,770
57,429	Otter Tail Corp.	2,518,262
106,992	Pattern Energy Group, Inc., Class A	1,945,115
17,388	SJW Corp.	1,051,105
64,908	TerraForm Power, Inc., Class A	723,724
25,353	Unitil Corp.	1,231,902
11,169	York Water Co. (The)	359,642

		30,101,134

	Total Common Stocks & Other Equity Interests (Cost $1,689,016,387)	1,889,353,326

	Money Market Fund—0.2%
3,647,803	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $3,647,803)	3,647,803

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,692,664,190)—100.2%	1,893,001,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2018

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.2%
136,752,985	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $136,752,985)	$136,752,985

	Total Investments in Securities (Cost $1,829,417,175)—107.4%	2,029,754,114
	Other assets less liabilities—(7.4)%	(140,421,086)

	Net Assets-100.0%	$1,889,333,028

Investment Abbreviations:

REIT—Real Estate Investment Trust

Rts.—Rights

Wts.—Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

April 30, 2018

	Invesco DWA NASDAQ Momentum ETF (DWAQ)	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Assets:
Unaffiliated investments in securities, at value(a)	$52,065,424	$155,129,731	$5,116,879,872	$1,889,353,326
Affiliated investments in securities, at value	87,667	1,303,555	56,267,810	140,400,788
Cash	—	—	3,788	—
Receivables:
Dividends	5,442	102,610	5,788,694	712,034
Foreign tax reclaims	1,181	—	—	—
Investments sold	—	—	—	458,942
Securities lending	—	617	85,373	321,215
Other assets	652	807	6,682	2,203

Total Assets	52,160,366	156,537,320	5,179,032,219	2,031,248,508

Liabilities:
Due to custodian	—	—	—	78,020
Payables:
Collateral upon return of securities loaned	—	1,227,718	49,932,445	136,752,985
Investments purchased	—	—	—	3,396,201
Accrued advisory fees	16,385	64,345	1,114,946	395,874
Accrued trustees’ and officer’s fees	30,376	52,143	228,144	84,650
Accrued expenses	73,438	59,380	3,336,551	1,207,750

Total Liabilities	120,199	1,403,586	54,612,086	141,915,480

Net Assets	$52,040,167	$155,133,734	$5,124,420,133	$1,889,333,028

Net Assets Consist of:
Shares of beneficial interest	$69,234,595	$265,165,946	$4,573,204,168	$1,815,262,402
Undistributed net investment income (loss)	(138,809)	548,116	13,110,948	3,930,317
Undistributed net realized gain (loss)	(24,274,202)	(120,465,724)	(189,466,611)	(130,196,630)
Net unrealized appreciation	7,218,583	9,885,396	727,571,628	200,336,939

Net Assets	$52,040,167	$155,133,734	$5,124,420,133	$1,889,333,028

Shares outstanding (unlimited amount authorized, $0.01 par value)	500,000	1,600,000	46,150,000	14,500,000
Net asset value	$104.08	$96.96	$111.04	$130.30

Market price	$104.23	$96.98	$111.12	$130.51

Unaffiliated investments in securities, at cost	$44,846,841	$145,244,335	$4,388,909,830	$1,689,016,387

Affiliated investments in securities, at cost	$87,667	$1,303,555	$56,666,224	$140,400,788

(a) Includes securities on loan with an aggregate value of	$—	$1,209,177	$47,834,012	$131,712,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Operations

For the year ended April 30, 2018

	Invesco DWA NASDAQ Momentum ETF (DWAQ)	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Investment Income:
Unaffiliated dividend income	$218,640	$4,266,576	$120,440,909	$23,674,378
Affiliated dividend income	909	2,471	266,672	15,309
Securities lending income	—	82,729	1,119,053	3,555,270
Foreign withholding tax	(1,341)	(1,589)	(6,910)	(17,179)

Total Income	218,208	4,350,187	121,819,724	27,227,778

Expenses:
Advisory fees	223,581	750,611	14,755,133	5,123,135
Sub-licensing fees	42,092	45,162	4,588,635	1,593,260
Accounting & administration fees	37,365	37,365	947,296	328,153
Professional fees	24,539	26,142	57,084	35,801
Trustees’ and officer’s fees	18,733	27,366	161,579	62,786
Custodian & transfer agent fees	5,115	12,197	128,820	64,800
Other expenses	16,403	21,496	192,003	85,609

Total Expenses	367,828	920,339	20,830,550	7,293,544

Less: Waivers	(99,684)	(20,051)	(992,130)	(406,350)

Net Expenses	268,144	900,288	19,838,420	6,887,194

Net Investment Income (Loss)	(49,936)	3,449,899	101,981,304	20,340,584

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(2,187,654)	(14,845,154)	(31,895,342)	(21,647,769)
In-kind redemptions	9,249,270	35,674,662	384,018,666	198,355,196

Net realized gain	7,061,616	20,829,508	352,123,324	176,707,427

Net change in unrealized appreciation (depreciation) on investment securities	531,713	(470,940)	38,529,597	(1,012,950)

Net realized and unrealized gain	7,593,329	20,358,568	390,652,921	175,694,477

Net increase in net assets resulting from operations	$7,543,393	$23,808,467	$492,634,225	$196,035,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Changes in Net Assets

For the years ended April 30, 2018 and 2017

	Invesco DWA NASDAQ Momentum ETF (DWAQ)		Invesco Dynamic Market ETF (PWC)
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(49,936)	$30,270	$3,449,899	$775,625
Net realized gain	7,061,616	1,912,341	20,829,508	16,085,739
Net change in unrealized appreciation (depreciation)	531,713	5,369,013	(470,940)	6,403,891

Net increase in net assets resulting from operations	7,543,393	7,311,624	23,808,467	23,265,255

Distributions to Shareholders from:
Net investment income	(52,590)	(29,253)	(3,141,857)	(1,505,949)
Return of capital	—	(35,078)	—	—

Total distributions to shareholders	(52,590)	(64,331)	(3,141,857)	(1,505,949)

Shareholder Transactions:
Proceeds from shares sold	45,322,131	19,779,660	219,756,077	222,152,171
Value of shares repurchased	(35,342,392)	(27,370,608)	(228,340,706)	(243,981,797)

Net increase (decrease) in net assets resulting from shares transactions	9,979,739	(7,590,948)	(8,584,629)	(21,829,626)

Increase (Decrease) in Net Assets	17,470,542	(343,655)	12,081,981	(70,320)

Net Assets:
Beginning of year	34,569,625	34,913,280	143,051,753	143,122,073

End of year	$52,040,167	$34,569,625	$155,133,734	$143,051,753

Undistributed net investment income (loss) at end of year	$(138,809)	$(27,592)	$548,116	$(31,138)

Changes in Shares Outstanding:
Shares sold	450,000	250,000	2,400,000	2,850,000
Shares repurchased	(350,000)	(350,000)	(2,500,000)	(3,150,000)
Shares outstanding, beginning of year	400,000	500,000	1,700,000	2,000,000

Shares outstanding, end of year	500,000	400,000	1,600,000	1,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco FTSE RAFI US 1000 ETF (PRF)		Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
2018	2017	2018	2017

$101,981,304	$86,421,845	$20,340,584	$17,358,850
352,123,324	156,340,455	176,707,427	85,955,670
38,529,597	418,335,665	(1,012,950)	184,066,542

492,634,225	661,097,965	196,035,061	287,381,062

(97,645,991)	(87,957,739)	(18,546,404)	(19,236,098)
—	—	—	—

(97,645,991)	(87,957,739)	(18,546,404)	(19,236,098)

745,176,748	792,919,263	559,752,314	624,686,726
(912,832,186)	(611,372,688)	(480,435,328)	(367,598,913)

(167,655,438)	181,546,575	79,316,986	257,087,813

227,332,796	754,686,801	256,805,643	525,232,777

4,897,087,337	4,142,400,536	1,632,527,385	1,107,294,608

$5,124,420,133	$4,897,087,337	$1,889,333,028	$1,632,527,385

$13,110,948	$8,775,000	$3,930,317	$1,168,429

6,650,000	7,900,000	4,300,000	5,750,000
(8,200,000)	(6,150,000)	(3,650,000)	(3,250,000)
47,700,000	45,950,000	13,850,000	11,350,000

46,150,000	47,700,000	14,500,000	13,850,000

45

Financial Highlights

Invesco DWA NASDAQ Momentum ETF (DWAQ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$86.42	$69.83	$75.06	$64.34	$55.40
Net investment income (loss)(a)	(0.11)	0.07	(0.06)	0.06	0.21
Net realized and unrealized gain (loss) on investments	17.88	16.65	(5.11)	10.66	9.00
Total from investment operations	17.77	16.72	(5.17)	10.72	9.21
Distributions to shareholders from:
Net investment income	(0.11)	(0.06)	(0.05)	—	(0.27)
Return of capital	—	(0.07)	(0.01)	—	—
Total distributions	(0.11)	(0.13)	(0.06)	—	(0.27)
Net asset value at end of year	$104.08	$86.42	$69.83	$75.06	$64.34
Market price at end of year(b)	$104.23	$86.38	$69.82	$75.10	$64.32
Net Asset Value Total Return(c)	20.56%	23.98%	(6.90)%	16.66%	16.64%
Market Price Total Return(c)	20.79%	23.95%	(6.96)%	16.76%	16.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$52,040	$34,570	$34,913	$30,023	$25,734
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60	%(d)
Expenses, prior to Waivers	0.82%	0.85%	0.81%	0.96%	0.91	%(d)
Net investment income (loss), after Waivers	(0.11)%	0.09%	(0.09)%	0.09%	0.32%
Portfolio turnover rate(e)	80%	89%	118%	154%	296%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

Invesco Dynamic Market ETF (PWC)

	Year Ended April 30,
	2018		2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$84.15		$71.56	$73.46	$70.27	$56.26
Net investment income(a)	2.11	(b)	0.43	0.82	0.68	0.60
Net realized and unrealized gain (loss) on investments	12.64		12.98	(1.91)	3.25	13.99
Total from investment operations	14.75		13.41	(1.09)	3.93	14.59
Distributions to shareholders from:
Net investment income	(1.94)		(0.82)	(0.81)	(0.74)	(0.58)
Net asset value at end of year	$96.96		$84.15	$71.56	$73.46	$70.27
Market price at end of year(c)	$96.98		$84.16	$71.55	$73.40	$70.27
Net Asset Value Total Return(d)	17.67%		18.88%	(1.50)%	5.58%	26.09%
Market Price Total Return(d)	17.68%		18.91%	(1.43)%	5.49%	26.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$155,134		$143,052	$143,122	$168,950	$186,219
Ratio to average net assets of:
Expenses, after Waivers	0.60%		0.60%	0.60%	0.59%	0.60%
Expenses, prior to Waivers	0.61%		0.61%	0.60%	0.59%	0.60%
Net investment income, after Waivers	2.30	%(b)	0.56%	1.13%	0.93%	0.94%
Portfolio turnover rate(e)	215%		231%	231%	237%	244%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.10 and 1.19%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI US 1000 ETF (PRF)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$102.66	$90.15	$92.45	$85.42	$71.42
Net investment income(a)	2.18	1.86	1.93	1.72	1.45
Net realized and unrealized gain (loss) on investments	8.29	12.56	(2.23)	6.93	13.89
Total from investment operations	10.47	14.42	(0.30)	8.65	15.34
Distributions to shareholders from:
Net investment income	(2.09)	(1.91)	(2.00)	(1.62)	(1.34)
Net asset value at end of year	$111.04	$102.66	$90.15	$92.45	$85.42
Market price at end of year(b)	$111.12	$102.67	$90.13	$92.43	$85.37
Net Asset Value Total Return(c)	10.26%	16.16%	(0.23)%	10.19%	21.68%
Market Price Total Return(c)	10.33%	16.19%	(0.24)%	10.23%	21.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,124,420	$4,897,087	$4,142,401	$4,558,017	$3,305,696
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.41%	0.41%	0.41%	0.41%
Net investment income, after Waivers	2.00%	1.93%	2.19%	1.92%	1.84%
Portfolio turnover rate(d)	9%	11%	12%	10%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Financial Highlights (continued)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$117.87	$97.56	$103.44	$96.35	$77.76
Net investment income(a)	1.44	1.30	1.25	1.38	0.98
Net realized and unrealized gain (loss) on investments	12.31	20.46	(5.93)	7.04	18.52
Total from investment operations	13.75	21.76	(4.68)	8.42	19.50
Distributions to shareholders from:
Net investment income	(1.32)	(1.45)	(1.20)	(1.33)	(0.91)
Net asset value at end of year	$130.30	$117.87	$97.56	$103.44	$96.35
Market price at end of year(b)	$130.51	$117.82	$97.55	$103.45	$96.38
Net Asset Value Total Return(c)	11.73%	22.44%	(4.49)%	8.80%	25.22%
Market Price Total Return(c)	11.96%	22.40%	(4.52)%	8.78%	25.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,889,333	$1,632,527	$1,107,295	$1,158,510	$958,731
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.41%	0.41%	0.42%	0.42%
Net investment income, after Waivers	1.15%	1.20%	1.30%	1.39%	1.08%
Portfolio turnover rate(d)	26%	29%	28%	26%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA NASDAQ Momentum ETF (DWAQ)	“DWA NASDAQ Momentum ETF”
Invesco Dynamic Market ETF (PWC)	“Dynamic Market ETF”
Invesco FTSE RAFI US 1000 ETF (PRF)	“FTSE RAFI US 1000 ETF”
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)	“FTSE RAFI US 1500 Small-Mid ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Dynamic Market ETF and FTSE RAFI US 1000 ETF are listed and traded on NYSE Arca, Inc., and Shares of DWA NASDAQ Momentum ETF and FTSE RAFI US 1500 Small-Mid ETF are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA NASDAQ Momentum ETF	Dorsey Wright® NASDAQ Technical Leaders Index
Dynamic Market ETF	Dynamic Market IntellidexSM Index
FTSE RAFI US 1000 ETF	FTSE RAFITM US 1000 Index
FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFITM US 1500 Mid Small Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

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Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

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Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. DWA NASDAQ Momentum ETF employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small- and Mid-Capitalization Company Risk. For Dynamic Market ETF and FTSE RAFI US 1500 Small-Mid ETF, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. Dynamic Market ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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I. Securities Lending

During the fiscal year ended April 30, 2018, Dynamic Market ETF, FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each of DWA NASDAQ Momentum ETF and Dynamic Market ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 ETF and the FTSE RAFI US 1500 Small-Mid ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2019. For the DWA NASDAQ Momentum ETF and the Dynamic Market ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2019. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2019. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2018, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA NASDAQ Momentum ETF	$99,684
Dynamic Market ETF	20,051
FTSE RAFI US 1000 ETF	992,130
FTSE RAFI US 1500 Small-Mid ETF	406,350

For FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For DWA NASDAQ Momentum ETF and Dynamic Market ETF, the expenses borne by the Adviser are not subject to recapture.

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For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/19	4/30/20	4/30/21
FTSE RAFI US 1000 ETF	$2,640,537	$851,900	$803,840	$984,797
FTSE RAFI US 1500 Small-Mid ETF	960,535	259,243	297,485	403,807

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA NASDAQ Momentum ETF	Dorsey Wright & Associates, LLC
Dynamic Market ETF	ICE Data Indices, LLC
FTSE RAFI US 1000 ETF	FTSE International Limited and Research Affiliates LLC
FTSE RAFI US 1500 Small-Mid ETF	FTSE International Limited and Research Affiliates LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows FTSE RAFI US 1000 ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2018.

FTSE RAFI US 1000 ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$3,770,312	$578,724	$(482,250)	$(487,328)	$19,911	$3,399,369	$132,104
Invesco Mortgage Capital, Inc. REIT	951,852	136,965	(168,473)	(20,056)	15,295	915,583	94,606

Total Investments in Affiliates	$4,722,164	$715,689	$(650,723)	$(507,384)	$35,206	$4,314,952	$226,710

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended April 30, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
FTSE RAFI US 1500 Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,889,255,564	$97,762	$0	$1,889,353,326
Money Market Funds	140,400,788	—	—	140,400,788

Total Investments	$2,029,656,352	$97,762	$0	$2,029,754,114

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2018 and 2017:

	2018		2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA NASDAQ Momentum ETF	$52,590	$—	$29,253	$35,078
Dynamic Market ETF	3,141,857	—	1,505,949	—
FTSE RAFI US 1000 ETF	97,645,991	—	87,957,739	—
FTSE RAFI US 1500 Small-Mid ETF	18,546,404	—	19,236,098	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA NASDAQ Momentum ETF	$—	$(29,516)	$7,135,380	$(24,190,999)	$(109,293)	$69,234,595	$52,040,167
Dynamic Market ETF	586,071	(37,955)	9,591,768	(120,172,096)	—	265,165,946	155,133,734
FTSE RAFI US 1000 ETF	13,274,611	(163,663)	661,224,972	(123,119,955)	—	4,573,204,168	5,124,420,133
FTSE RAFI US 1500 Small-Mid ETF	3,991,680	(60,953)	151,862,407	(81,722,508)	—	1,815,262,402	1,889,333,028

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
DWA NASDAQ Momentum ETF	$3,683,431	$20,507,568	$—	$24,190,999	$14,947,690
Dynamic Market ETF	15,461,574	102,785,279	1,925,243	120,172,096	104,214,879
FTSE RAFI US 1000 ETF	38,490,195	771,959	83,857,801	123,119,955	49,808,238
FTSE RAFI US 1500 Small-Mid ETF	2,475,894	14,842,421	64,404,193	81,722,508	5,168,127

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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Note 7. Investment Transactions

For the fiscal year ended April 30, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA NASDAQ Momentum ETF	$38,691,487	$37,373,136
Dynamic Market ETF	335,070,969	330,145,880
FTSE RAFI US 1000 ETF	464,913,621	459,862,173
FTSE RAFI US 1500 Small-Mid ETF	466,874,637	456,453,813

For the fiscal year ended April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA NASDAQ Momentum ETF	$45,329,471	$36,742,314
Dynamic Market ETF	219,645,005	232,380,416
FTSE RAFI US 1000 ETF	744,564,616	911,654,058
FTSE RAFI US 1500 Small-Mid ETF	556,406,295	479,325,083

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
DWA NASDAQ Momentum ETF	$7,801,333	$(665,953)	$7,135,380	$45,017,711
Dynamic Market ETF	14,139,467	(4,547,699)	9,591,768	146,841,518
FTSE RAFI US 1000 ETF	921,699,645	(260,474,673)	661,224,972	4,511,922,710
FTSE RAFI US 1500 Small-Mid ETF	297,824,826	(145,962,419)	151,862,407	1,877,891,707

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA NASDAQ Momentum ETF	$(8,691)	$6,150,832	$(6,142,141)
Dynamic Market ETF	271,212	68,872,659	(69,143,871)
FTSE RAFI US 1000 ETF	635	(322,856,695)	322,856,060
FTSE RAFI US 1500 Small-Mid ETF	967,708	(185,875,148)	184,907,440

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA NASDAQ Momentum ETF, Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA NASDAQ Momentum ETF (formerly known as PowerShares DWA NASDAQ Momentum Portfolio), Invesco Dynamic Market ETF (formerly known as PowerShares Dynamic Market Portfolio), Invesco FTSE RAFI US 1000 ETF (formerly known as PowerShares FTSE RAFI US 1000 Portfolio) and Invesco FTSE RAFI US 1500 Small-Mid ETF (formerly known as PowerShares FTSE RAFI US 1500 Small-Mid Portfolio) (four of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018, and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA NASDAQ Momentum ETF (DWAQ)
Actual	$1,000.00	$1,019.30	0.60%	$3.00
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco Dynamic Market ETF (PWC)
Actual	1,000.00	1,045.30	0.60	3.04
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco FTSE RAFI US 1000 ETF (PRF)
Actual	1,000.00	1,031.10	0.39	1.96
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Actual	1,000.00	1,032.50	0.39	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Invesco DWA NASDAQ Momentum ETF	0%	0%
Invesco Dynamic Market ETF	100%	100%
Invesco FTSE RAFI US 1000 ETF	100%	100%
Invesco FTSE RAFI US 1500 Small-Mid ETF	90%	82%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill — 1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard — 1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris — 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia — 1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann — 1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren — 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).
Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

67

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.18% for PowerShares Dynamic Retail Portfolio);

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps, as defined below, were -0.37%, -0.21% and -0.01%, respectively, for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2019, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

68

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X

69

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio	X		X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X

70

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio	X	X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio		X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X

71

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

72

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-2	powershares.com

Invesco Annual Report to Shareholders

April 30, 2018

PWB	Invesco Dynamic Large Cap Growth ETF
PWV	Invesco Dynamic Large Cap Value ETF
EQWS	Invesco Russell 2000 Equal Weight ETF
PXSG	Invesco Russell 2000 Pure Growth ETF
PXSV	Invesco Russell 2000 Pure Value ETF
EQWM	Invesco Russell Midcap Equal Weight ETF
PXMG	Invesco Russell Midcap Pure Growth ETF
PXMV	Invesco Russell Midcap Pure Value ETF
EQWL	Invesco Russell Top 200 Equal Weight ETF
PXLG	Invesco Russell Top 200 Pure Growth ETF
PXLV	Invesco Russell Top 200 Pure Value ETF
PZI	Invesco Zacks Micro Cap ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

[1]	Source: U.S. Treasury
[2]	Source: U.S. Federal Reserve

3

PWB	Manager’s Analysis
Invesco Dynamic Large Cap Growth ETF (PWB)

As an index fund, the Invesco Dynamic Large Cap Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Group, Inc. (the “Index Provider”) considers a company to be a large capitalization company if it falls within the Index model. The Index for the Fund is composed of 50 large capitalization U.S. growth stocks that, strictly in accordance with its guidelines and mandated procedures, the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (“NYSE MKT”) and The NASDAQ Stock Market LLC (“NASDAQ”) for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 24.73%. On a net asset value (“NAV”) basis, the Fund returned 24.63%. During the same time period, the Index returned 25.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 18.96%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 550 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight allocation in the information technology and industrials sectors.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrial sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Boeing Co. (The), an industrials company (portfolio average weight of 3.24%) and Mastercard Inc. Class A, an information technology company (portfolio average weight of 3.40%). Positions that detracted most significantly from the Fund’s return during this period included Sprint Corp., a telecommunications services company (no longer held at fiscal year-end) and T-Mobile US, Inc., a telecommunication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	41.3
Industrials	15.4
Consumer Discretionary	9.6
Health Care	8.0
Consumer Staples	7.3
Financials	7.2
Energy	7.0
Materials	4.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Chevron Corp.	3.8
Adobe Systems, Inc.	3.6
Amazon.com, Inc.	3.5
Visa, Inc., Class A	3.5
UnitedHealth Group, Inc.	3.5
Mastercard, Inc., Class A	3.4
Microsoft Corp.	3.4
Home Depot, Inc. (The)	3.3
Texas Instruments, Inc.	3.3
Facebook, Inc., Class A	3.2
Total	34.5

*	Excluding money market fund holdings.

4

Invesco Dynamic Large Cap Growth ETF (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	25.39%	14.27%	49.21%	16.70%	116.47%	11.09%	186.35%	9.82%	242.96%
Russell 1000® Growth Index	18.96	12.84	43.67	15.13	102.25	10.81	179.14	9.86	244.78
Fund
NAV Return	24.63	13.58	46.50	15.99	109.94	10.38	168.58	9.11	214.87
Market Price Return	24.73	13.65	46.80	16.03	110.32	10.40	168.96	9.10	214.67

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PWV	Manager’s Analysis
Invesco Dynamic Large Cap Value ETF (PWV)

As an index fund, the Invesco Dynamic Large Cap Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Group, Inc. (the “Index Provider”) considers a company to be a large capitalization company if it falls within the Index model. The Index for the Fund is composed of 50 large capitalization U.S. value stocks that, strictly in accordance with its guidelines and mandated procedures, the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (“NYSE MKT”) and The NASDAQ Stock Market LLC (“NASDAQ”) for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 4.44%. On a net asset value (“NAV”) basis, the Fund returned 4.39%. During the same time period, the Index returned 5.02%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 710 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the energy sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative underweight allocation in the utilities sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return followed by the financials sector. The utilities sector detracted most significantly from the Fund’s return followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Intel Corp., an information technology company (portfolio average weight of 3.46%), and Cisco Systems Inc., an information technology company (portfolio average weight of 3.42%). Positions that detracted most significantly from the Fund’s return during this period included Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 2.97%), and AT&T, Inc., a telecommunication services company (portfolio average weight of 3.26%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	19.6
Consumer Staples	18.9
Information Technology	17.7
Health Care	12.3
Consumer Discretionary	8.9
Industrials	6.8
Telecommunication Services	6.7
Materials	3.9
Energy	3.6
Utilities	1.6
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Intel Corp.	3.9
Cisco Systems, Inc.	3.6
Verizon Communications, Inc.	3.6
Pfizer, Inc.	3.5
Coca-Cola Co. (The)	3.4
Walmart, Inc.	3.3
Walt Disney Co. (The)	3.3
International Business Machines Corp.	3.3
JPMorgan Chase & Co.	3.3
PepsiCo, Inc.	3.2
Total	34.4

6

Invesco Dynamic Large Cap Value ETF (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	5.02%	7.69%	24.89%	10.39%	63.95%	9.59%	149.86%	9.90%	246.22%
Russell 1000® Value Index	7.50	7.66	24.79	10.52	64.92	7.30	102.28	7.14	147.85
Fund
NAV Return	4.39	7.03	22.61	9.72	59.02	8.87	133.92	9.17	217.38
Market Price Return	4.44	7.07	22.74	9.73	59.08	8.88	134.25	9.17	217.22

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

EQWS	Manager’s Analysis
Invesco Russell 2000 Equal Weight ETF (EQWS)

As an index fund, the Invesco Russell 2000 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell 2000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is designed to measure the performance of approximately 2,000 equally-weighted securities of mid- and small-capitalization U.S. companies. The Index is composed of all of the securities included in the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell 2000® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell 2000® Index, which employs a market capitalization-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell 2000® Index. The Fund generally invests in all of the component securities of the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 9.76%. On a net asset value (“NAV”) basis, the Fund returned 9.62%. During the same time period, the Index returned 9.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 11.54%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,970 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financials sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period is attributed to an underweight position in the health care sector and an overweight position in the telecommunication services sector.

For the fiscal year ended April 30, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. Telecommunications services was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Straight Path Communications, Inc., Class B, a telecommunication services company (no longer held at fiscal year-end) and Medifast, Inc., a consumer staples company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return during this period included Windstream Holdings, Inc., a telecommunications services company (portfolio average weight of 0.18%) and Dean Foods Co., a consumer staples company (portfolio average weight of 0.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Industrials	13.5
Information Technology	12.6
Energy	12.4
Consumer Discretionary	11.4
Health Care	11.0
Consumer Staples	10.3
Financials	8.6
Utilities	8.1
Materials	6.5
Telecommunication Services	3.1
Real Estate	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.1

8

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
USANA Health Sciences, Inc.	0.4
Boston Beer Co., Inc. (The), Class A	0.4
Weis Markets, Inc.	0.4
MGP Ingredients, Inc.	0.4
Medifast, Inc.	0.3
Supervalu, Inc.	0.3
Limoneira Co.	0.3
Cal-Maine Foods, Inc.	0.3
Connecticut Water Service, Inc.	0.3
Primo Water Corp.	0.3
Total	3.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Equal Weight Index†	9.79%	7.76%	25.13%	10.82%	67.11%	7.98%	115.49%	6.46%	104.25%
Russell 2000® Index	11.54	9.64	31.79	11.74	74.22	9.49	147.49	7.61	130.91
Fund
NAV Return	9.62	7.51	24.27	10.47	64.49	7.42	104.49	5.86	91.60
Market Price Return	9.76	7.54	24.35	10.52	64.89	7.43	104.85	5.87	91.79

9

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.00% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Equal Weight Index is comprised of the performance of the Dynamic Small Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

10

PXSG	Manager’s Analysis
Invesco Russell 2000 Pure Growth ETF (PXSG)

As an index fund, the Invesco Russell 2000 Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell 2000® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of a subset of securities from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 17.43%. On a net asset value (“NAV”) basis, the Fund returned 17.18%. During the same time period, the Index returned 17.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated through the Fund’s securities lending program, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Growth Index (the “Benchmark Index”) returned 16.60%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,180 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the information technology sector as well as revenue generated through the Fund’s securities lending program, partially offset by fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Tabula Rasa Healthcare, Inc., a health care company (portfolio average weight of 0.70%) and GrubHub Inc., an information technology company (portfolio average weight of 0.82%). Positions that detracted most significantly from the Fund’s return during this period included Teligent, Inc., a health care company (portfolio average weight of 0.45%) and Tile Shop Holdings Inc., a consumer discretionary company (portfolio average weight of 0.50%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	38.4
Health Care	20.5
Industrials	16.0
Consumer Discretionary	14.8
Financials	3.6
Consumer Staples	2.1
Materials	1.7
Telecommunication Services	1.1
Real Estate	1.0
Energy	0.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

11

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
RingCentral, Inc., Class A	1.4
GrubHub, Inc.	1.4
Axon Enterprise, Inc.	1.3
Cutera, Inc.	1.1
Tabula Rasa Healthcare, Inc.	1.1
GTT Communications, Inc.	1.1
Groupon, Inc., Class A	1.1
TriNet Group, Inc.	1.1
LendingTree, Inc.	1.1
Carbonite, Inc.	1.0
Total	11.7

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Pure Growth Index†	17.04%	10.16%	33.67%	11.96%	75.94%	8.86%	133.75%	7.09%	146.24%
Russell 2000® Growth Index	16.60	9.89	32.70	13.07	84.79	10.41	169.14	9.27	220.90
Fund
NAV Return	17.18	10.08	33.40	11.77	74.43	8.33	122.50	6.58	131.33
Market Price Return	17.43	10.16	33.69	11.83	74.92	8.35	123.04	6.58	131.29

12

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Pure Growth Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

13

PXSV	Manager’s Analysis
Invesco Russell 2000 Pure Value ETF (PXSV)

As an index fund, the Invesco Russell 2000 Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell 2000® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of a subset of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with lower price-to-book ratios and lower forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 5.87%. On a net asset value (“NAV”) basis, the Fund returned 5.73%. During the same time period, the Index returned 5.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the Russell 2000® Value Index (the “Benchmark Index”) returned 6.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,390 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the

Benchmark Index during the period can be attributed to the Fund’s overweight exposure to the financials sector.

For the fiscal year ended April 30, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the consumer staples sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Enanta Pharmaceuticals, Inc., a health care company (portfolio average weight 0.54%) and Guess?, Inc., a consumer discretionary company (portfolio average weight of 0.52%). Positions that detracted most significantly from the Fund’s return during this period included Red Violet, Inc., an industrials company (portfolio average weight of 0.01%), and RAIT Financial Trust, a real estate company (portfolio average weight of 0.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	31.7
Energy	17.5
Industrials	11.6
Consumer Discretionary	11.6
Real Estate	11.5
Health Care	5.1
Information Technology	4.2
Materials	2.5
Utilities	2.3
Telecommunication Services	1.3
Consumer Staples	0.7
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Diamond Offshore Drilling, Inc.	1.1
Ensco PLC, Class A	1.0
Enanta Pharmaceuticals, Inc.	0.9
Genco Shipping & Trading Ltd.	0.9
RLJ Lodging Trust	0.9
Guess?, Inc.	0.8
PDL BioPharma, Inc.	0.8
Iridium Communications, Inc.	0.8
Flagstar Bancorp, Inc.	0.8
Golar LNG Ltd.	0.8
Total	8.8

*	Excluding money market fund holdings.

14

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Pure Value Index†	5.98%	8.34%	27.17%	11.50%	72.30%	8.93%	135.18%	7.68%	164.74%
Russell 2000® Value Index	6.53	9.27	30.46	10.36	63.68	8.46	125.32	7.41	156.05
Fund
NAV Return	5.73	8.09	26.28	11.23	70.25	8.45	124.97	7.13	147.64
Market Price Return	5.87	8.12	26.40	11.27	70.60	8.46	125.34	7.13	147.60

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.46% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Pure Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

15

EQWM	Manager’s Analysis
Invesco Russell Midcap Equal Weight ETF (EQWM)

As an index fund, the Invesco Russell Midcap Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell Midcap® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is designed to measure the performance of approximately 800 equally-weighted securities of mid-capitalization U.S. companies. The Index generally is composed of all of the securities included in the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Midcap® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell Midcap® Index, which employs a market capitalization-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Midcap® Index. The Fund generally invests in all of the component securities of the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 9.52%. On a net asset value (“NAV”) basis, the Fund returned 9.50%. During the same time period, the Index returned 9.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 11.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 770 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2018, both of which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials sector. The telecommunication services, consumer staples and real estate sectors were the most detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Juno Therapeutics, a health care company (no longer held at fiscal year-end) and First Solar, Inc., an information technology company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return during this period included Rite Aid Corp., a consumer staples company (portfolio average weight of 0.29%) and TreeHouse Foods, Inc., a consumer staples company (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Industrials	12.5
Information Technology	12.4
Energy	12.4
Utilities	10.9
Health Care	10.7
Consumer Staples	10.7
Consumer Discretionary	10.3
Materials	8.7
Financials	5.8
Real Estate	4.4
Telecommunication Services	1.2
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

16

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Lamb Weston Holdings, Inc.	0.4
Hormel Foods Corp.	0.4
Energizer Holdings, Inc.	0.4
Flowers Foods, Inc.	0.4
Herbalife Nutrition Ltd.	0.4
Pinnacle Foods, Inc.	0.4
Brown-Forman Corp., Class B	0.4
Sprouts Farmers Market, Inc.	0.4
Vectren Corp.	0.3
Dr Pepper Snapple Group, Inc.	0.3
Total	3.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Equal Weight Index†	9.71%	7.16%	23.04%	11.02%	68.64%	8.12%	118.36%	7.32%	123.97%
Russell Midcap® Index	11.17	8.28	26.96	11.77	74.41	9.48	147.36	8.42	151.62
Fund
NAV Return	9.50	6.94	22.30	10.71	66.30	7.65	108.96	6.82	112.23
Market Price Return	9.52	6.94	22.30	10.73	66.46	7.65	108.93	6.82	112.37

17

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Equal Weight Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

18

PXMG	Manager’s Analysis
Invesco Russell Midcap Pure Growth ETF (PXMG)

As an index fund, the Invesco Russell Midcap Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell Midcap® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of a subset of securities from the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 31.34%. On a net asset value (“NAV”) basis, the Fund returned 31.05%. During the same time period, the Index returned 31.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Growth Index (the “Benchmark Index”) returned 16.87%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 420 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to the information technology sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included ABIOMED, Inc., a health care company (portfolio average weight of 2.66%) and Red Hat, Inc., an information technology company (portfolio average weight of 2.05%). Positions that detracted most significantly from the Fund’s return during this period included Expedia Group, Inc., a consumer discretionary company (portfolio average weight of 1.01%) and Seattle Genetics, Inc., a health care company (portfolio average weight of 0.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	44.7
Consumer Discretionary	19.0
Health Care	15.7
Industrials	11.0
Financials	6.1
Consumer Staples	1.2
Real Estate	1.2
Materials	1.1
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
ABIOMED, Inc.	3.9
Red Hat, Inc.	2.7
ServiceNow, Inc.	2.6
Illumina, Inc.	2.4
Copart, Inc.	2.4
Align Technology, Inc.	2.2
Lululemon Athletica, Inc.	2.2
Fortinet, Inc.	2.1
Splunk, Inc.	2.0
MSCI, Inc., Class A	2.0
Total	24.5

*	Excluding money market fund holdings.

19

Invesco Russell Midcap Pure Growth ETF (PXMG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Pure Growth Index†	31.51%	13.32%	45.51%	13.09%	85.01%	8.54%	127.02%	9.91%	246.71%
Russell Midcap® Growth Index	16.87	9.08	29.78	12.76	82.31	9.74	153.21	9.58	233.31
Fund
NAV Return	31.05	12.93	44.02	12.68	81.65	8.01	116.19	9.32	223.00
Market Price Return	31.34	13.01	44.34	12.75	82.19	8.04	116.66	9.33	223.29

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.46% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Pure Growth Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

20

PXMV	Manager’s Analysis
Invesco Russell Midcap Pure Value ETF (PXMV)

As an index fund, the Invesco Russell Midcap Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell Midcap® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of a subset of securities from the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with lower price-to-book ratios and lower forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 1.39%. On a net asset value (“NAV”) basis, the Fund returned 1.39%. During the same time period, the Index returned 1.81%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Value Index (the “Benchmark Index”) returned 6.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 580 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the industrials sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to the energy sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included First Solar, Inc., an information technology company (portfolio average weight of 1.65%), and International Game Technology PLC, a consumer discretionary company (portfolio average weight of 1.42%). Positions that detracted most significantly from the Fund’s return during this period included Mallinckrodt PLC, a health care company (portfolio average weight of 0.71%) and Endo International PLC, a health care company (portfolio average weight of 0.80%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Utilities	18.9
Financials	18.6
Real Estate	15.1
Consumer Discretionary	10.8
Information Technology	9.1
Industrials	8.6
Materials	6.6
Energy	4.0
Consumer Staples	3.3
Telecommunication Services	2.6
Health Care	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

21

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
First Solar, Inc.	2.3
International Game Technology PLC	2.0
Transocean Ltd.	1.9
Kirby Corp.	1.7
Conduent, Inc.	1.5
Newmont Mining Corp.	1.5
Vistra Energy Corp.	1.5
TCF Financial Corp.	1.5
Avnet, Inc.	1.5
Ralph Lauren Corp., Class A	1.4
Total	16.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Pure Value Index†	1.81%	6.60%	21.14%	10.53%	64.93%	8.70%	130.33%	8.02%	175.88%
Russell Midcap® Value Index	6.83	7.81	25.32	10.97	68.27	9.22	141.48	8.88	206.18
Fund
NAV Return	1.39	6.21	19.82	10.12	61.96	8.16	119.14	7.40	155.94
Market Price Return	1.39	6.24	19.92	10.12	61.96	8.16	119.19	7.39	155.64

22

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.49% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Pure Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

23

EQWL	Manager’s Analysis
Invesco Russell Top 200 Equal Weight ETF (EQWL)

As an index fund, the Invesco Russell Top 200 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell Top 200® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is designed to provide measure the performance of approximately 200 equally-weighted securities of large-capitalization U.S. companies. The Index generally is composed of all of the securities included in the Russell Top 200® Index, which represents the largest 200 companies within the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Top 200® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell Top 200® Index, which employs a market capitalization-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Top 200® Index. The Fund generally will invest in all of the component securities of the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 14.01%. On a net asset value (“NAV”) basis, the Fund returned 14.02%. During the same time period, the Index returned 14.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 13.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 970 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials and energy sectors and most underweight in the information technology sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight allocation to the energy sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. The telecommunication services sector and consumer staples sector detracted most significantly.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Valero Energy Corp., an energy company (portfolio average weight of 0.75%) and Netflix, Inc., a consumer discretionary company (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 0.42%) and DISH Network Corp., Class A, a consumer discretionary company (portfolio average weight of 0.42%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Energy	12.9
Information Technology	12.6
Health Care	11.7
Consumer Staples	11.1
Materials	10.9
Industrials	9.8
Consumer Discretionary	9.4
Financials	8.3
Utilities	7.5
Telecommunication Services	4.0
Real Estate	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

24

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Ecolab, Inc.	1.5
Monsanto Co.	1.4
Air Products & Chemicals, Inc.	1.4
LyondellBasell Industries NV, Class A	1.4
Praxair, Inc.	1.4
PPG Industries, Inc.	1.3
Sherwin-Williams Co. (The)	1.3
DowDuPont, Inc.	1.3
Occidental Petroleum Corp.	1.1
ConocoPhillips	1.1
Total	13.2

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Top 200® Equal Weight Index†	14.31%	11.48%	38.53%	13.43%	87.82%	9.78%	154.20%	8.99%	167.16%
Russell 1000® Index	13.17	10.25	34.02	12.84	82.96	9.10	138.96	8.13	144.04
Fund
NAV Return	14.02	11.18	37.44	13.07	84.83	9.28	142.84	8.46	152.64
Market Price Return	14.01	11.24	37.64	13.08	84.92	9.29	143.12	8.46	152.63

25

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Top 200® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

26

PXLG	Manager’s Analysis
Invesco Russell Top 200 Pure Growth ETF (PXLG)

As an index fund, the Invesco Russell Top 200 Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell Top 200® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of a subset of securities from the Russell Top 200® Index, which is composed of the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 25.44%. On a net asset value (“NAV”) basis, the Fund returned 25.36%. During the same time period, the Index returned 25.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 18.96%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 550 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the industrials sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to the consumer discretionary sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Netflix, Inc., a consumer discretionary company (portfolio average weight of 3.55%) and Boeing Co. (The), an industrials company (portfolio average weight of 2.81%). Positions that detracted most significantly from the Fund’s return during this period included Celgene Corp., a health care company (portfolio average weight of 2.66%) and Regeneron Pharmaceuticals, Inc., a health care company (portfolio average weight of 2.45%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	34.4
Consumer Discretionary	26.3
Health Care	13.1
Consumer Staples	7.8
Real Estate	6.8
Industrials	6.2
Materials	3.5
Financials	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Netflix, Inc.	4.8
Amazon.com, Inc.	3.9
Mastercard, Inc., Class A	3.6
salesforce.com, inc.	3.4
Boeing Co. (The)	3.2
AbbVie, Inc.	3.1
NVIDIA Corp.	2.9
Visa, Inc., Class A	2.9
Booking Holdings, Inc.	2.9
American Tower Corp.	2.5
Total	33.2

*	Excluding money market fund holdings.

27

Invesco Russell Top 200 Pure Growth ETF (PXLG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Russell Top 200® Pure Growth Index††	25.85%	13.68%	46.90%	15.77%	108.00%	15.78%	173.77%
Russell 1000® Growth Index	18.96	12.84	43.67	15.13	102.25	15.11	162.99
Fund
NAV Return	25.36	13.24	45.21	15.32	103.92	15.33	166.56
Market Price Return	25.44	13.29	45.42	15.35	104.24	15.36	167.06

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Top 200® Pure Growth Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2018.

28

PXLV	Manager’s Analysis
Invesco Russell Top 200 Pure Value ETF (PXLV)

As an index fund, the Invesco Russell Top 200 Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell Top 200® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that compose the Index.

The Index is composed of a subset of securities from the Russell Top 200® Index, which is composed of the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with lower price-to-book ratios and lower forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 9.04%. On a net asset value (“NAV”) basis, the Fund returned 9.04%. During the same time period, the Index returned 9.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 710 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to the consumer discretionary sector.

For the fiscal year ended April 30, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by consumer staples.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Valero Energy Corp., an energy company (portfolio average weight of 1.61%) and Cisco Systems, Inc., an information technology company (portfolio average weight of 2.15%). Positions that detracted most significantly from the Fund’s return during this period included PG&E Corp., a utilities company (portfolio average weight of 1.94%) and Kinder Morgan, Inc., an energy company (portfolio average weight of 2.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	34.4
Utilities	13.8
Energy	11.8
Information Technology	9.7
Consumer Discretionary	8.7
Industrials	5.7
Health Care	5.1
Consumer Staples	4.8
Materials	3.5
Telecommunication Services	2.1
Real Estate	0.4
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Aflac, Inc.	3.6
General Motors Co.	3.0
Cisco Systems, Inc.	2.9
Hewlett Packard Enterprise Co.	2.7
Kinder Morgan, Inc.	2.6
Duke Energy Corp.	2.6
American Electric Power Co., Inc.	2.5
Wells Fargo & Co.	2.4
JPMorgan Chase & Co.	2.4
Franklin Resources, Inc.	2.4
Total	27.1

29

Invesco Russell Top 200 Pure Value ETF (PXLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Russell Top 200® Pure Value Index††	9.52%	10.54%	35.08%	11.54%	72.63%	12.97%	131.26%
Russell 1000® Value Index	7.50	7.66	24.79	10.52	64.92	11.95	117.19
Fund
NAV Return	9.04	10.12	33.53	11.13	69.46	12.54	125.27
Market Price Return	9.04	10.15	33.64	11.14	69.54	12.57	125.73

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.46% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Top 200® Pure Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2018.

30

PZI	Manager’s Analysis
Invesco Zacks Micro Cap ETF (PZI)

As an index fund, the Invesco Zacks Micro Cap ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Zacks Micro Cap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Index.

Zacks Investment Research (the “Index Provider”) considers a company to be a micro capitalization company if it falls within the Index model. For the purpose of this constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks, with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection and the lower threshold equal to a minimum capitalization of approximately 0.015% of the largest capitalization domestic company at the time of selection. The Index Provider, strictly in accordance with its guidelines and mandated procedures, selects companies for inclusion in the Index from a universe of 7,000 domestic companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 5.61%. On a net asset value (“NAV”) basis, the Fund returned 5.71%. During the same time period, the Index returned 6.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the Russell Microcap® Index (the “Benchmark Index”) returned 13.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,490 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the micro-cap segment of the U.S. market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a proprietary stock selection methodology that differs from the stock selection methodology of the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to the health care sector.

For the fiscal year ended April 30, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Abeona Therapeutics Inc., a health care company (no longer held at fiscal year-end) and Endocyte, Inc., a health care company (portfolio average weight of 0.10%). Positions that detracted most significantly from the Fund’s return during this period included Red Violet, Inc., an industrials company (no longer held at fiscal year-end) and Southcross Energy Partners, L.P., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	36.7
Industrials	15.6
Consumer Discretionary	11.8
Information Technology	8.1
Health Care	7.2
Energy	7.0
Real Estate	6.2
Materials	5.2
Consumer Staples	1.2
Telecommunication Services	0.5
Utilities	0.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Baytex Energy Corp.	0.4
DMC Global, Inc.	0.4
Enova International, Inc.	0.4
Verastem, Inc.	0.3
Innovative Industrial Properties, Inc., Class A	0.3
Helix Energy Solutions Group, Inc.	0.3
General Finance Corp.	0.3
Newpark Resources, Inc.	0.3
OFG Bancorp	0.3
Par Technology Corp.	0.3
Total	3.3

*	Excluding money market fund holdings.

31

Invesco Zacks Micro Cap ETF (PZI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Zacks Micro Cap Index™	6.00%	9.46%	31.14%	10.12%	61.91%	5.99%	78.86%	4.29%	70.52%
Russell Microcap® Index	13.76	9.35	30.74	12.05	76.65	9.10	138.89	7.09	138.81
Fund
NAV Return	5.71	8.69	28.41	9.38	56.54	5.18	65.76	3.46	54.12
Market Price Return	5.61	8.68	28.38	9.39	56.66	5.18	65.64	3.44	53.70

Fund Inception: August 18, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.58%, including acquired fund fees and expenses of 0.54% and the net annual operating expense ratio was indicated as 1.24%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

32

Schedule of Investments(a)

Invesco Dynamic Large Cap Growth ETF (PWB)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—9.6%
12,766	Amazon.com, Inc.(b)	$19,993,216
102,233	Home Depot, Inc. (The)	18,892,658
111,393	Las Vegas Sands Corp.	8,168,449
57,797	Marriott International, Inc., Class A	7,899,694

		54,954,017

	Consumer Staples—7.3%
38,132	Constellation Brands, Inc., Class A	8,889,713
43,551	Costco Wholesale Corp.	8,586,515
57,982	Estee Lauder Cos., Inc. (The), Class A	8,586,555
125,153	Monster Beverage Corp.(b)	6,883,415
138,059	Sysco Corp.	8,634,210

		41,580,408

	Energy—7.0%
172,548	Chevron Corp.	21,587,480
75,883	EOG Resources, Inc.	8,967,094
122,273	Marathon Petroleum Corp.	9,159,471

		39,714,045

	Financials—7.2%
50,623	CME Group, Inc.	7,982,235
48,611	Moody’s Corp.	7,884,704
43,259	S&P Global, Inc.	8,158,647
73,594	T. Rowe Price Group, Inc.	8,376,469
148,532	TD Ameritrade Holding Corp.	8,628,224

		41,030,279

	Health Care—8.0%
30,344	Humana, Inc.	8,926,598
19,358	Intuitive Surgical, Inc.(b)	8,532,619
83,498	UnitedHealth Group, Inc.	19,738,927
100,621	Zoetis, Inc.	8,399,841

		45,597,985

	Industrials—15.4%
53,274	Boeing Co. (The)	17,770,075
51,153	Caterpillar, Inc.	7,384,447
105,976	Fortive Corp.	7,451,173
53,350	Lockheed Martin Corp.	17,116,814
23,308	Northrop Grumman Corp.	7,506,108
37,733	Raytheon Co.	7,733,001
29,062	Roper Technologies, Inc.	7,677,890
50,869	Stanley Black & Decker, Inc.	7,202,542
96,167	Waste Management, Inc.	7,817,415

		87,659,465

	Information Technology—41.3%
116,940	Activision Blizzard, Inc.	7,758,969
93,584	Adobe Systems, Inc.(b)	20,738,214
17,084	Alphabet, Inc., Class A(b)	17,401,421
99,574	Cognizant Technology Solutions Corp., Class A	8,147,145
80,370	DXC Technology Co.	8,282,932
105,934	Facebook, Inc., Class A(b)	18,220,648
114,365	Fiserv, Inc.(b)	8,103,904
47,217	Intuit, Inc.	8,725,229
109,634	Mastercard, Inc., Class A	19,544,453
206,706	Microsoft Corp.	19,331,145
78,303	NVIDIA Corp.	17,610,345

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
64,642	NXP Semiconductors NV (Netherlands)(b)	$6,780,946
244,031	PayPal Holdings, Inc.(b)	18,207,153
56,175	Red Hat, Inc.(b)	9,159,895
71,914	salesforce.com, inc.(b)	8,700,875
182,442	Texas Instruments, Inc.	18,505,092
157,512	Visa, Inc., Class A	19,985,123

		235,203,489

	Materials—4.2%
52,882	Praxair, Inc.	8,065,563
20,373	Sherwin-Williams Co. (The)	7,490,337
160,343	Southern Copper Corp. (Peru)	8,467,714

		24,023,614

	Total Common Stocks (Cost $485,506,190)	569,763,302

	Money Market Fund—0.0%
228,571	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $228,571)	228,571

	Total Investments in Securities (Cost $485,734,761)—100.0%	569,991,873
	Other assets less liabilities—(0.0)%	(276,446)

	Net Assets—100.0%	$569,715,427

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

Invesco Dynamic Large Cap Value ETF (PWV)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—8.9%
1,227,305	Comcast Corp., Class A	$38,525,104
498,859	General Motors Co.	18,328,079
272,003	Target Corp.	19,747,418
452,487	Walt Disney Co. (The)	45,398,021

		121,998,622

	Consumer Staples—18.9%
488,704	Archer-Daniels-Midland Co.	22,177,388
1,094,199	Coca-Cola Co. (The)	47,280,339
749,759	Kroger Co. (The)	18,886,429
435,839	PepsiCo, Inc.	43,993,589
589,057	Procter & Gamble Co. (The)	42,612,383
273,243	Tyson Foods, Inc., Class A	19,154,334
292,931	Walgreens Boots Alliance, Inc.	19,465,265
513,304	Walmart, Inc.	45,406,872

		258,976,599

	Energy—3.6%
226,433	Phillips 66	25,204,257
221,709	Valero Energy Corp.	24,594,180

		49,798,437

	Financials—19.6%
461,048	Aflac, Inc.	21,009,957
209,641	American Express Co.	20,702,049
129,159	Ameriprise Financial, Inc.	18,109,384
624,357	Citigroup, Inc.	42,624,852
620,883	Fifth Third Bancorp	20,594,689
414,153	JPMorgan Chase & Co.	45,051,563
372,007	Morgan Stanley	19,203,001
189,334	Prudential Financial, Inc.	20,129,991
148,274	Travelers Cos., Inc. (The)	19,512,859
809,719	Wells Fargo & Co.	42,072,999

		269,011,344

	Health Care—12.3%
111,859	Amgen, Inc.	19,517,158
71,656	Biogen, Inc.(b)	19,605,082
300,875	Cardinal Health, Inc.	19,307,149
273,129	Express Scripts Holding Co.(b)	20,675,865
202,988	HCA Healthcare, Inc.	19,434,071
135,976	McKesson Corp.	21,240,811
1,332,387	Pfizer, Inc.	48,778,688

		168,558,824

	Industrials—6.8%
385,207	American Airlines Group, Inc.	16,536,936
122,193	Cummins, Inc.	19,533,773
388,361	Delta Air Lines, Inc.	20,280,211
133,116	Honeywell International, Inc.	19,259,223
289,892	PACCAR, Inc.	18,457,424

		94,067,567

	Information Technology—17.7%
1,108,979	Cisco Systems, Inc.	49,116,680
476,496	eBay, Inc.(b)	18,049,668
954,107	HP, Inc.	20,503,759
1,039,726	Intel Corp.	53,670,656
310,875	International Business Machines Corp.	45,064,440
108,346	Lam Research Corp.	20,050,511

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
202,022	TE Connectivity Ltd.	$18,535,519
238,611	Western Digital Corp.	18,800,161

		243,791,394

	Materials—3.9%
1,065,153	Freeport-McMoRan, Inc.	16,200,977
349,997	International Paper Co.	18,045,845
184,142	LyondellBasell Industries NV, Class A	19,469,334

		53,716,156

	Telecommunication Services—6.7%
1,305,718	AT&T, Inc.	42,696,979
994,769	Verizon Communications, Inc.	49,091,850

		91,788,829

	Utilities—1.6%
548,022	Exelon Corp.	21,745,513

	Total Investments in Securities (Cost $1,333,039,576)—100.0%	1,373,453,285
	Other assets less liabilities—0.0%	66,957

	Net Assets—100.0%	$1,373,520,242

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

Invesco Russell 2000 Equal Weight ETF (EQWS)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—11.4%
780	1-800-Flowers.com, Inc., Class A(b)	$9,906
192	Aaron’s, Inc.	8,020
419	Abercrombie & Fitch Co., Class A	10,735
414	Acushnet Holdings Corp.	10,002
190	Adtalem Global Education, Inc.(b)	9,044
602	AMC Entertainment Holdings, Inc., Class A	10,505
622	American Axle & Manufacturing Holdings, Inc.(b)	9,541
502	American Eagle Outfitters, Inc.	10,381
886	American Outdoor Brands Corp.(b)	9,746
233	American Public Education, Inc.(b)	9,390
189	America’s Car-Mart, Inc.(b)	10,074
138	Asbury Automotive Group, Inc.(b)	9,253
4,354	Ascena Retail Group, Inc.(b)	9,666
1,953	Ascent Capital Group, Inc., Class A(b)	6,757
317	At Home Group, Inc.(b)	11,155
289	AV Homes, Inc.(b)	4,812
1,397	Barnes & Noble Education, Inc.(b)	10,044
1,992	Barnes & Noble, Inc.	11,056
282	Bassett Furniture Industries, Inc.	8,192
879	Beasley Broadcast Group, Inc., Class A	9,977
572	Beazer Homes USA, Inc.(b)	8,397
758	Belmond Ltd., Class A (United Kingdom)(b)	8,111
1,547	Big 5 Sporting Goods Corp.	12,995
174	Big Lots, Inc.	7,386
24	Biglari Holdings, Inc.(b)	8,214
218	BJ’s Restaurants, Inc.	12,175
390	Bloomin’ Brands, Inc.	9,227
475	Bluegreen Vacations Corp.	11,053
655	Bojangles’, Inc.(b)	9,661
509	Boot Barn Holdings, Inc.(b)	9,961
262	Boyd Gaming Corp.	8,701
1,313	Bridgepoint Education, Inc., Class A(b)	7,668
259	Brinker International, Inc.	11,290
476	Buckle, Inc. (The)	10,972
1,046	Build-A-Bear Workshop, Inc.(b)	9,519
743	Caesars Entertainment Corp.(b)	8,433
339	Caleres, Inc.	11,095
587	Callaway Golf Co.	10,132
1,076	Cambium Learning Group, Inc.(b)	10,911
244	Camping World Holdings, Inc., Class A	6,986
107	Capella Education Co.	9,817
671	Career Education Corp.(b)	8,703
334	Carriage Services, Inc.	8,694
737	Carrols Restaurant Group, Inc.(b)	7,591
550	Carvana Co., Class A(b)(c)	14,415
771	Cato Corp. (The), Class A	12,498
54	Cavco Industries, Inc.(b)	9,199
2,152	Central European Media Enterprises Ltd., Class A (Bermuda)(b)	9,146
1,097	Century Casinos, Inc.(b)	8,425
310	Century Communities, Inc.(b)	9,532
190	Cheesecake Factory, Inc. (The)	9,870
410	Chegg, Inc.(b)	9,516
1,078	Chico’s FAS, Inc.	10,705
68	Children’s Place, Inc. (The)	8,673
35	Churchill Downs, Inc.	9,611
348	Chuy’s Holdings, Inc.(b)	9,953
431	Citi Trends, Inc.	13,202

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,367	Clarus Corp.(b)	$9,774
1,910	Clear Channel Outdoor Holdings, Inc., Class A	9,168
584	Collectors Universe, Inc.	9,151
123	Columbia Sportswear Co.	10,210
285	Conn’s, Inc.(b)	7,267
1,983	Container Store Group, Inc. (The)(b)	12,354
290	Cooper Tire & Rubber Co.	7,090
78	Cooper-Standard Holdings, Inc.(b)	9,656
3,055	Core-Mark Holding Co., Inc.	62,964
58	Cracker Barrel Old Country Store, Inc.	9,546
663	Crocs, Inc.(b)	10,475
492	CSS Industries, Inc.	8,394
716	Culp, Inc.	21,158
41	Daily Journal Corp.(b)	9,289
357	Dana, Inc.	8,472
212	Dave & Buster’s Entertainment, Inc.(b)	9,008
98	Deckers Outdoor Corp.(b)	9,139
580	Del Frisco’s Restaurant Group, Inc.(b)	9,222
730	Del Taco Restaurants, Inc.(b)	8,147
516	Delta Apparel, Inc.(b)	9,334
588	Denny’s Corp.(b)	10,296
111	Dillard’s, Inc., Class A	8,275
125	Dine Brands Global, Inc.	9,917
129	Dorman Products, Inc.(b)	8,290
1,876	Drive Shack, Inc.(b)	10,187
495	DSW, Inc., Class A	11,038
513	Duluth Holdings, Inc., Class B(b)(c)	8,901
711	E.W. Scripps Co. (The), Class A	7,913
975	El Pollo Loco Holdings, Inc.(b)	9,750
261	Eldorado Resorts, Inc.(b)	10,570
495	Emerald Expositions Events, Inc.	9,539
415	Empire Resorts, Inc.(b)	7,906
955	Entercom Communications Corp., Class A	9,693
1,474	Entravision Communications Corp., Class A	6,854
712	Eros International PLC (India)(b)	7,618
712	Escalade, Inc.	9,434
391	Ethan Allen Interiors, Inc.	8,622
1,282	Express, Inc.(b)	10,051
535	Fiesta Restaurant Group, Inc.(b)	11,235
926	Finish Line, Inc. (The), Class A	12,566
138	Five Below, Inc.(b)	9,744
240	Flexsteel Industries, Inc.	8,798
3,228	Fluent, Inc.(b)	8,877
688	Fossil Group, Inc.(b)	10,286
259	Fox Factory Holding Corp.(b)	8,612
1,807	Francesca’s Holdings Corp.(b)	8,945
2,854	Fred’s, Inc., Class A	6,835
2,057	FTD Cos., Inc.(b)	13,247
1,179	Funko, Inc., Class A(b)	10,363
676	Gaia, Inc.(b)	10,241
937	Gannett Co., Inc.	9,061
241	Genesco, Inc.(b)	10,303
283	Gentherm, Inc.(b)	9,565
264	G-III Apparel Group Ltd.(b)	9,633
7,025	Global Eagle Entertainment, Inc.(b)(c)	8,219
16,695	GNC Holdings, Inc., Class A(b)(c)	59,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
331	Golden Entertainment, Inc.(b)	$8,854
1,631	GoPro, Inc., Class A(b)	8,253
89	Grand Canyon Education, Inc.(b)	9,255
701	Gray Television, Inc.(b)	7,921
2,586	Green Brick Partners, Inc.(b)	26,119
128	Group 1 Automotive, Inc.	8,365
2,429	Groupon, Inc., Class A(b)	11,271
624	Guess?, Inc.	14,533
975	Habit Restaurants, Inc. (The), Class A(b)	9,848
386	Hamilton Beach Brands Holding Co., Class A	8,589
451	Haverty Furniture Cos., Inc.	8,186
108	Helen of Troy Ltd.(b)	9,628
814	Hemisphere Media Group, Inc., Class A(b)	8,873
406	Hibbett Sports, Inc.(b)	11,043
244	Hooker Furniture Corp.	9,211
951	Horizon Global Corp.(b)	7,104
1,216	Houghton Mifflin Harcourt Co.(b)	8,269
4,294	Hovnanian Enterprises, Inc., Class A(b)	8,631
577	Hudson Ltd., Class A(b)	8,557
7,313	Iconix Brand Group, Inc.(b)	5,929
274	ILG, Inc.	9,352
460	IMAX Corp.(b)	10,672
1,587	Inspired Entertainment, Inc.(b)	7,935
361	Installed Building Products, Inc.(b)	20,830
208	International Speedway Corp., Class A	8,549
166	iRobot Corp.(b)	9,688
918	J. Alexander’s Holdings, Inc.(b)	10,970
1,189	J. Jill, Inc.(b)	6,076
2,820	J.C. Penney Co., Inc.(b)(c)	8,206
106	Jack in the Box, Inc.	9,508
145	Johnson Outdoors, Inc., Class A	9,390
627	K12, Inc.(b)	9,593
326	KB Home	8,655
1,046	Kirkland’s, Inc.(b)	11,077
516	La Quinta Holdings, Inc.(b)	10,083
512	Lands’ End, Inc.(b)	9,907
679	Laureate Education, Inc., Class A(b)	9,587
297	La-Z-Boy, Inc.	8,554
86	LCI Industries	8,196
155	LGI Homes, Inc.(b)	10,726
1,401	Libbey, Inc.	8,014
403	Liberty Media Corp.-Liberty Braves, Class C(b)	8,882
1,034	Liberty Tax, Inc., Class A	10,650
818	Liberty TripAdvisor Holdings, Inc., Series A(b)	7,526
691	Lifetime Brands, Inc.	8,223
997	Lindblad Expeditions Holdings, Inc.(b)	10,917
90	Lithia Motors, Inc., Class A	8,627
243	Loral Space & Communications, Inc.(b)	9,441
385	Lumber Liquidators Holdings, Inc.(b)	9,267
307	M/I Homes, Inc.(b)	9,357
270	Malibu Boats, Inc., Class A(b)	9,099
316	Marcus Corp. (The)	9,417
619	Marine Products Corp.	9,390
462	MarineMax, Inc.(b)	9,979
64	Marriott Vacations Worldwide Corp.	7,847
362	MCBC Holdings, Inc.(b)	8,688

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
337	MDC Holdings, Inc.	$9,776
1,274	MDC Partners, Inc., Class A(b)	9,619
314	Media General(b)(e)	18
162	Meredith Corp.	8,392
213	Meritage Homes Corp.(b)	9,479
447	Modine Manufacturing Co.(b)	7,688
213	Monarch Casino & Resort, Inc.(b)	9,087
178	Monro, Inc.	9,959
442	Motorcar Parts of America, Inc.(b)	8,416
296	Movado Group, Inc.	11,677
377	MSG Networks, Inc., Class A(b)	7,729
140	Nathan’s Famous, Inc.	11,473
1,324	National CineMedia, Inc.	7,573
274	National Vision Holdings, Inc.(b)	9,119
752	Nautilus, Inc.(b)	10,942
814	New Home Co., Inc. (The)(b)	8,124
547	New Media Investment Group, Inc.	9,069
389	New York Times Co. (The), Class A	9,122
133	Nexstar Media Group, Inc., Class A	8,279
1,318	Noodles & Co., Class A(b)	9,556
296	Nutrisystem, Inc.	8,584
3,884	Office Depot, Inc.	8,894
159	Ollie’s Bargain Outlet Holdings, Inc.(b)	9,890
148	Overstock.com, Inc.(b)	5,639
114	Oxford Industries, Inc.	8,783
155	Papa John’s International, Inc.	9,610
643	Party City Holdco, Inc.(b)	10,127
354	Penn National Gaming, Inc.(b)	10,730
350	Perry Ellis International, Inc.(b)	9,082
1,450	PetMed Express, Inc.	48,517
415	PICO Holdings, Inc.	5,001
3,039	Pier 1 Imports, Inc.	6,777
310	Pinnacle Entertainment, Inc.(b)	9,957
238	Planet Fitness, Inc., Class A(b)	9,589
531	Playags, Inc.(b)	12,006
717	Potbelly Corp.(b)	8,568
306	RCI Hospitality Holdings, Inc.	8,320
552	Reading International, Inc., Class A(b)	8,462
931	Red Lion Hotels Corp.(b)	9,170
154	Red Robin Gourmet Burgers, Inc.(b)	9,602
286	Red Rock Resorts, Inc., Class A	8,634
585	Regis Corp.(b)	9,138
1,109	Rent-A-Center, Inc.	11,212
117	RH(b)	11,168
384	Ruth’s Hospitality Group, Inc.	10,310
250	Saga Communications, Inc., Class A	9,275
2,340	Salem Media Group, Inc.	7,371
252	Scholastic Corp.	10,433
219	Scientific Games Corp., Class A(b)	11,673
616	SeaWorld Entertainment, Inc.(b)	9,295
4,179	Sequential Brands Group, Inc.(b)	8,065
225	Shake Shack, Inc., Class A(b)	10,712
2,669	Shiloh Industries, Inc.(b)	22,179
428	Shoe Carnival, Inc.	10,430
112	Shutterfly, Inc.(b)	9,063
282	Sinclair Broadcast Group, Inc., Class A	7,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
248	Sleep Number Corp.(b)	$7,028
479	Sonic Automotive, Inc., Class A	9,484
378	Sonic Corp.	9,794
178	Sotheby’s(b)	9,398
483	Speedway Motorsports, Inc.	8,525
1,926	Sportsman’s Warehouse Holdings, Inc.(b)	9,611
195	Standard Motor Products, Inc.	8,843
212	Steven Madden Ltd.	10,229
381	Stoneridge, Inc.(b)	10,032
93	Strayer Education, Inc.	9,772
183	Sturm Ruger & Co., Inc.	10,111
616	Superior Industries International, Inc.	8,100
355	Superior Uniform Group, Inc.	9,521
403	Tailored Brands, Inc.	12,715
400	Taylor Morrison Home Corp., Class A(b)	9,504
170	Tenneco, Inc.	7,597
162	Texas Roadhouse, Inc.	10,381
1,614	Tile Shop Holdings, Inc.	11,056
697	Tilly’s, Inc., Class A	7,813
136	TopBuild Corp.(b)	10,839
355	Tower International, Inc.	10,473
1,286	Townsquare Media, Inc., Class A	9,799
580	TRI Pointe Group, Inc.(b)	9,924
622	tronc, Inc.(b)	11,420
613	Unifi, Inc.(b)	18,151
175	Universal Electronics, Inc.(b)	8,103
900	Vera Bradley, Inc.(b)	10,242
579	Vista Outdoor, Inc.(b)	9,698
2,177	Vitamin Shoppe, Inc.(b)	10,776
1,587	VOXX International Corp.(b)	7,935
149	Weight Watchers International, Inc.(b)	10,437
294	Weyco Group, Inc.	10,790
987	Wideopenwest, Inc.(b)	6,248
357	William Lyon Homes, Class A(b)	9,589
204	Wingstop, Inc.	9,967
72	Winmark Corp.	9,382
214	Winnebago Industries, Inc.	8,111
322	Wolverine World Wide, Inc.	9,647
247	World Wrestling Entertainment, Inc., Class A	9,828
778	ZAGG, Inc.(b)	8,714
606	Zoe’s Kitchen, Inc.(b)(c)	8,939
462	Zumiez, Inc.(b)	10,811

		2,701,174

	Consumer Staples—10.3%
1,907	Andersons, Inc. (The)	62,264
2,626	B&G Foods, Inc.	59,741
385	Boston Beer Co., Inc. (The), Class A(b)	86,298
786	Calavo Growers, Inc.	73,648
1,566	Cal-Maine Foods, Inc.(b)	76,264
246	Central Garden & Pet Co., Class A(b)	8,733
2,962	Chefs’ Warehouse, Inc. (The)(b)	71,828
364	Coca-Cola Bottling Co. Consolidated	61,294
3,729	Craft Brew Alliance, Inc.(b)	71,970
553	Darling Ingredients, Inc.(b)	9,478
7,450	Dean Foods Co.	64,145
474	elf Beauty, Inc.(b)	8,613

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
2,173	Farmer Brothers Co.(b)	$61,605
1,447	Fresh Del Monte Produce, Inc.	71,120
3,704	Freshpet, Inc.(b)	73,339
4,712	Hostess Brands, Inc.(b)	66,204
331	HRG Group, Inc.(b)	3,720
2,105	Ingles Markets, Inc., Class A	72,096
204	Inter Parfums, Inc.	10,445
486	J & J Snack Foods Corp.	66,781
1,165	John B. Sanfilippo & Son, Inc.	66,277
560	Lancaster Colony Corp.	70,330
1,562	Landec Corp.(b)	20,775
3,295	Limoneira Co.	76,708
811	Medifast, Inc.	81,408
871	MGP Ingredients, Inc.	83,433
696	National Beverage Corp.	61,499
593	Oil-Dri Corp. of America	22,985
2,155	Performance Food Group Co.(b)	69,930
117	PriceSmart, Inc.	10,249
5,737	Primo Water Corp.(b)	74,810
419	Revlon, Inc., Class A(b)	9,553
564	Sanderson Farms, Inc.	62,694
3,798	SpartanNash Co.	69,048
4,599	Supervalu, Inc.(b)	80,528
2,207	Tootsie Roll Industries, Inc.(c)	63,010
1,566	United Natural Foods, Inc.(b)	70,501
1,362	Universal Corp.	64,082
844	USANA Health Sciences, Inc.(b)	89,084
3,266	Vector Group Ltd.	63,687
516	WD-40 Co.	68,060
1,832	Weis Markets, Inc.	84,309

		2,442,546

	Energy—12.4%
12,147	Abraxas Petroleum Corp.(b)	34,740
9,361	Approach Resources, Inc.(b)(c)	26,024
285	Arch Coal, Inc., Class A	23,037
3,032	Archrock, Inc.	32,746
1,321	Ardmore Shipping Corp. (Ireland)(b)	10,568
1,546	Basic Energy Services, Inc.(b)	25,014
996	Bonanza Creek Energy, Inc.(b)	30,209
700	Bristow Group, Inc.	11,235
1,090	C&j Energy Services, Inc.(b)	32,547
1,054	Cactus, Inc., Class A(b)	30,260
1,903	California Resources Corp.(b)	48,431
2,386	Callon Petroleum Co.(b)	33,189
3,700	CARBO Ceramics, Inc.(b)(c)	32,708
1,893	Carrizo Oil & Gas, Inc.(b)	37,993
19,645	Clean Energy Fuels Corp.(b)	31,628
7,971	Cloud Peak Energy, Inc.(b)	25,427
877	CVR Energy, Inc.	30,256
732	Delek US Holdings, Inc.	34,675
11,919	Denbury Resources, Inc.(b)	39,214
2,859	DHT Holdings, Inc.	10,378
1,846	Diamond Offshore Drilling, Inc.(b)(c)	33,948
1,352	Dorian LPG Ltd.(b)	9,721
566	Dril-Quip, Inc.(b)	23,461
3,013	Earthstone Energy, Inc., Class A(b)	30,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
16,862	Eclipse Resources Corp.(b)	$22,426
4,559	Energy XXI Gulf Coast, Inc.(b)	26,351
6,015	Ensco PLC, Class A	33,985
2,858	Era Group, Inc.(b)	30,152
3,248	Evolution Petroleum Corp.	30,206
950	Exterran Corp.(b)	27,825
6,497	Fairmount Santrol Holdings, Inc.(b)	35,733
2,319	Forum Energy Technologies, Inc.(b)	29,219
4,732	Frank’s International NV	33,077
2,375	Frontline Ltd. (Norway)	10,284
1,337	Fts International, Inc.(b)	26,700
582	GasLog Ltd. (Monaco)	9,807
39,790	Gastar Exploration, Inc.(b)	27,057
1,744	Gener8 Maritime, Inc.(b)	10,045
2,427	Geospace Technologies Corp.(b)	25,581
944	Golar LNG Ltd. (Bermuda)	30,350
1,449	Green Plains, Inc.	26,951
3,248	Gulf Island Fabrication, Inc.	32,480
5,088	Halcon Resources Corp.(b)	27,323
4,257	Hallador Energy Co.	27,841
4,412	Helix Energy Solutions Group, Inc.(b)	34,061
5,756	Highpoint Resources Corp.(b)	39,774
6,771	Independence Contract Drilling, Inc.(b)	31,079
583	International Seaways Inc.(b)	11,736
2,338	Jagged Peak Energy, Inc.(b)(c)	33,504
1,578	Keane Group, Inc.(b)	24,538
1,832	Key Energy Services, Inc.(b)	29,367
1,563	Liberty Oilfield Services, Inc., Class A(b)	31,166
7,845	Lilis Energy, Inc.(b)	32,400
887	Mammoth Energy Services, Inc.(b)	28,810
930	Matador Resources Co.(b)	30,448
1,719	Matrix Service Co.(b)	26,473
3,493	McDermott International, Inc.(b)	23,054
2,024	Midstates Petroleum Co., Inc.(b)	28,316
250	NACCO Industries, Inc., Class A	9,212
995	Natural Gas Services Group, Inc.(b)	23,979
11,769	Navios Maritime Acquisition Corp.(c)	9,123
1,750	Ncs Multistage Holdings, Inc.(b)	31,885
3,124	Newpark Resources, Inc.(b)	32,802
1,017	Nine Energy Service, Inc.(b)	31,059
6,416	Noble Corp. PLC(b)	29,963
4,529	Nordic American Tankers Ltd.	8,515
3,390	Oasis Petroleum, Inc.(b)	37,392
1,062	Oil States International, Inc.(b)	38,179
5,143	Overseas Shipholding Group, Inc., Class A(b)	19,183
8,485	Pacific Ethanol, Inc.(b)	29,697
1,442	Panhandle Oil and Gas, Inc., Class A	28,047
1,467	Par Pacific Holdings, Inc.(b)	24,748
29,916	Parker Drilling Co.(b)	18,859
517	PDC Energy, Inc.(b)	27,680
658	Peabody Energy Corp.	24,247
760	Penn Virginia Corp.(b)	35,279
989	PHI, Inc.(b)	12,392
9,071	Pioneer Energy Services Corp.(b)	31,295
1,481	Propetro Holding Corp.(b)	27,102
2,494	Renewable Energy Group, Inc.(b)	32,173

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
813	Resolute Energy Corp.(b)(c)	$27,146
326	REX American Resources Corp.(b)	24,378
1,840	RigNet, Inc.(b)	27,784
1,897	Ring Energy, Inc.(b)	31,718
2,355	Rowan Cos. PLC, Class A(b)	34,006
8,951	Sanchez Energy Corp.(b)(c)	27,480
1,820	Sandridge Energy, Inc.(b)	26,463
4,450	Scorpio Tankers, Inc. (Monaco)	11,837
223	SEACOR Holdings, Inc.(b)	12,229
1,503	SEACOR Marine Holdings, Inc.(b)	35,606
1,892	Select Energy Services, Inc., Class A(b)	28,475
1,276	SemGroup Corp., Class A	32,091
708	Ship Finance International Ltd. (Norway)	10,089
962	Silverbow Resources, Inc.(b)	29,485
3,521	Smart Sand, Inc.(b)(c)	25,774
1,611	Solaris Oilfield Infrastructure, Inc., Class A(b)	30,287
3,065	SRC Energy, Inc.(b)	33,838
885	Stone Energy Corp.(b)	31,506
2,816	Superior Energy Services, Inc.(b)	30,216
1,241	Teekay Corp. (Bermuda)(c)	10,946
8,824	Teekay Tankers Ltd., Class A (Bermuda)	10,148
3,077	Tellurian, Inc.(b)(c)	29,293
6,904	TETRA Technologies, Inc.(b)	27,133
6,660	Ultra Petroleum Corp.(b)	16,117
1,395	Unit Corp.(b)	31,639
16,334	Uranium Energy Corp.(b)	24,664
809	US Silica Holdings, Inc.	24,359
7,503	W&T Offshore, Inc.(b)	45,768
1,687	Wildhorse Resource Development Corp.(b)	44,115

		2,943,752

	Financials—8.6%
99	1st Source Corp.	5,148
175	Access National Corp.	4,867
180	ACNB Corp.	5,400
299	AG Mortgage Investment Trust, Inc. REIT	5,286
130	Allegiance Bancshares, Inc.(b)	5,258
344	Ambac Financial Group, Inc.(b)	5,858
165	American Equity Investment Life Holding Co.	4,983
135	American National Bankshares, Inc.	5,191
91	Ameris Bancorp	4,705
91	AMERISAFE, Inc.	5,396
190	Ames National Corp.	5,253
402	AmTrust Financial Services, Inc.	5,182
1,068	Anworth Mortgage Asset Corp. REIT	5,052
276	Apollo Commercial Real Estate Finance, Inc. REIT	4,974
416	Ares Commercial Real Estate Corp. REIT	5,088
95	Argo Group International Holdings Ltd.	5,553
441	Arlington Asset Investment Corp., Class A	5,045
228	ARMOUR Residential REIT, Inc. REIT	5,160
151	Arrow Financial Corp.	5,345
154	Artisan Partners Asset Management, Inc., Class A	4,951
137	Associated Capital Group, Inc., Class A	4,953
286	Atlantic Capital Bancshares, Inc.(b)	5,520
456	Atlas Financial Holdings, Inc.(b)	4,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
270	B. Riley Financial, Inc.	$5,575
214	Baldwin & Lyons, Inc., Class B	4,986
252	Banc of California, Inc.	4,838
92	BancFirst Corp.	5,258
183	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	4,957
473	Bancorp, Inc. (The)(b)	4,896
156	BancorpSouth Bank	5,156
450	Bank of Commerce Holdings	5,017
73	Bank of Marin Bancorp	5,296
110	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	5,220
312	BankFinancial Corp.	5,282
157	Bankwell Financial Group, Inc.	4,958
90	Banner Corp.	5,166
176	Bar Harbor Bankshares	5,143
326	Bcb Bancorp, Inc.	5,053
325	Beneficial Bancorp, Inc.	5,151
134	Berkshire Hills Bancorp, Inc.	5,085
427	Blue Capital Reinsurance Holdings Ltd. (Bermuda)	4,953
258	Blue Hills Bancorp, Inc.	5,244
127	BofI Holding, Inc.(b)	5,116
340	Boston Private Financial Holdings, Inc.	5,457
149	Bridge Bancorp, Inc.	4,902
332	BrightSphere Investment Group PLC	5,036
312	Brookline Bancorp, Inc.	5,179
112	Bryn Mawr Bank Corp.	4,995
166	BSB Bancorp, Inc.(b)	5,353
220	Byline Bancorp, Inc.(b)	4,675
101	C&F Financial Corp.	5,848
178	Cadence Bancorp, Class A	5,203
117	Camden National Corp.	5,184
268	Cannae Holdings, Inc.(b)	5,537
206	Capital City Bank Group, Inc.	4,610
397	Capitol Federal Financial, Inc.	4,951
267	Capstar Financial Holdings, Inc.(b)	5,097
589	Capstead Mortgage Corp. REIT	5,183
126	Carolina Financial Corp.	4,940
120	Cathay General Bancorp	4,801
181	CBTX, Inc.	5,249
183	CenterState Bank Corp.	5,303
176	Central Pacific Financial Corp.	5,118
258	Central Valley Community Bancorp	5,315
67	Century Bancorp, Inc., Class A	5,360
248	Charter Financial Corp.	5,768
89	Chemical Financial Corp.	4,885
118	Chemung Financial Corp.	5,570
309	Cherry Hill Mortgage Investment Corp. REIT	5,445
220	Citizens & Northern Corp.	5,313
654	Citizens, Inc.(b)	5,082
72	City Holding Co.	5,154
215	Civista Bancshares, Inc.	4,932
179	CNB Financial Corp.	5,076
233	CNO Financial Group, Inc.	4,996
259	CoBiz Financial, Inc.	5,219

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
186	Codorus Valley Bancorp, Inc.	$5,433
125	Cohen & Steers, Inc.	5,012
117	Columbia Banking System, Inc.	4,705
92	Community Bank System, Inc.	5,175
593	Community Bankers Trust Corp.(b)	5,159
135	Community Financial Corp. (The)	4,865
111	Community Trust Bancorp, Inc.	5,328
167	ConnectOne Bancorp, Inc.	4,409
171	County Bancorp, Inc.	4,815
360	Cowen, Inc., Class A(b)	5,580
580	Crawford & Co., Class B	4,652
297	Curo Group Holdings Corp.(b)	6,495
167	Customers Bancorp, Inc.(b)	4,813
215	CVB Financial Corp.	4,762
795	CYS Investments, Inc. REIT	5,700
25	Diamond Hill Investment Group, Inc.	4,885
272	Dime Community Bancshares, Inc.	5,372
143	DNB Financial Corp.	4,984
336	Donegal Group, Inc., Class A	4,677
281	Donnelley Financial Solutions, Inc.(b)	5,170
811	Dynex Capital, Inc. REIT	5,336
81	Eagle Bancorp, Inc.(b)	4,755
326	eHealth, Inc.(b)	6,142
697	Elevate Credit, Inc.(b)	5,325
465	Ellington Residential Mortgage REIT REIT	5,287
191	EMC Insurance Group, Inc.	4,962
129	Employers Holdings, Inc.	5,276
113	Encore Capital Group, Inc.(b)	5,040
228	Enova International, Inc.(b)	6,680
24	Enstar Group Ltd. (Bermuda)(b)	5,044
178	Entegra Financial Corp.(b)	5,171
151	Enterprise Bancorp, Inc.	5,463
106	Enterprise Financial Services Corp.	5,390
133	Equity Bancshares, Inc., Class A(b)	5,071
357	ESSA Bancorp, Inc.	5,219
110	Essent Group Ltd.(b)	3,626
114	Evans Bancorp, Inc.	5,164
54	Evercore, Inc., Class A	5,467
378	EZCORP, Inc., Class A(b)	5,179
137	Farmers & Merchants Bancorp, Inc.	6,043
128	Farmers Capital Bank Corp.	6,419
365	Farmers National Banc Corp.	5,384
122	FB Financial Corp.	4,859
71	FBL Financial Group, Inc., Class A	5,520
91	FCB Financial Holdings, Inc., Class A(b)	5,260
57	Federal Agricultural Mortgage Corp., Class C	4,874
314	Federated National Holding Co.	5,307
217	Fidelity Southern Corp.	4,932
151	Financial Engines, Inc.	6,742
161	Financial Institutions, Inc.	5,007
182	First Bancorp, Inc./ME	5,045
808	First BanCorp/Puerto Rico(b)	5,834
141	First Bancorp/Southern Pines NC	5,379
156	First Bancshares, Inc. (The)	5,047
165	First Busey Corp.	4,892
207	First Business Financial Services, Inc.	5,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
12	First Citizens BancShares, Inc., Class A	$5,187
354	First Commonwealth Financial Corp.	5,360
179	First Community Bancshares, Inc.	5,554
193	First Connecticut Bancorp, Inc.	4,651
91	First Defiance Financial Corp.	5,429
362	First Financial Bancorp	11,204
107	First Financial Bankshares, Inc.	5,302
115	First Financial Corp.	4,916
313	First Financial Northwest, Inc.	5,290
275	First Foundation, Inc.(b)	4,920
206	First Guaranty Bancshares, Inc.	5,344
134	First Internet Bancorp	4,583
126	First Interstate BancSystem, Inc., Class A	5,103
119	First Merchants Corp.	5,127
143	First Mid-Illinois Bancshares, Inc.	5,255
198	First Midwest Bancorp, Inc.	4,813
309	First Northwest Bancorp(b)	4,966
179	First of Long Island Corp. (The)	4,743
66	Firstcash, Inc.	5,722
140	Flagstar Bancorp, Inc.(b)	4,837
183	Flushing Financial Corp.	4,742
138	FNB Bancorp	4,998
156	Franklin Financial Network, Inc.(b)	5,257
270	Fulton Financial Corp.	4,563
690	Gain Capital Holdings, Inc.(c)	5,630
193	GAMCO Investors, Inc., Class A	4,950
1,681	Genworth Financial, Inc., Class A(b)	4,640
147	German American Bancorp, Inc.	4,961
129	Glacier Bancorp, Inc.	4,777
138	Global Indemnity Ltd., Class A (Cayman Islands)	5,643
302	Granite Point Mortgage Trust, Inc. REIT	5,025
387	Great Ajax Corp. REIT	5,201
101	Great Southern Bancorp, Inc.	5,338
120	Great Western Bancorp, Inc.	4,937
224	Green Bancorp, Inc.(b)	5,051
76	Green Dot Corp., Class A(b)	4,622
140	Greene County Bancorp, Inc.	4,851
250	Greenhill & Co., Inc.	5,075
316	Greenlight Capital Re Ltd., Class A(b)	4,898
178	Guaranty Bancorp	5,073
147	Guaranty Bancshares, Inc.	4,820
519	Hallmark Financial Services, Inc.(b)	5,330
142	Hamilton Lane, Inc., Class A	5,943
94	Hancock Holding Co.	4,592
162	Hanmi Financial Corp.	4,471
280	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	5,435
262	HarborOne Bancorp, Inc.(b)	4,609
123	HCI Group, Inc.	5,152
166	Health Insurance Innovations, Inc., Class A(b)	4,731
93	Heartland Financial USA, Inc.	4,989
311	Heritage Commerce Corp.	5,128
165	Heritage Financial Corp.	4,900
291	Heritage Insurance Holdings, Inc.	4,569
205	Hilltop Holdings, Inc.	4,596
25	Hingham Institution for Savings	5,100

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
118	Home Bancorp, Inc.	$5,115
209	Home BancShares, Inc.	4,857
170	HomeStreet, Inc.(b)	4,335
190	HomeTrust Bancshares, Inc.(b)	4,959
272	Hope Bancorp, Inc.	4,703
120	Horace Mann Educators Corp.	5,364
171	Horizon Bancorp	4,918
111	Houlihan Lokey, Inc., Class A	4,939
262	Howard Bancorp, Inc.(b)	4,978
62	IBERIABANK Corp.	4,647
547	Impac Mortgage Holdings, Inc.(b)(c)	4,682
170	Independence Holding Co.	6,018
70	Independent Bank Corp./MA	5,061
215	Independent Bank Corp./MI	5,138
70	Independent Bank Group, Inc.	4,998
43	Infinity Property & Casualty Corp.	5,676
125	International Bancshares Corp.	4,975
116	INTL FCStone, Inc.(b)	5,199
318	Invesco Mortgage Capital, Inc. REIT(d)	5,161
206	Investar Holding Corp.	5,243
253	Investment Technology Group, Inc.	5,116
362	Investors Bancorp, Inc.	4,840
31	Investors Title Co.	6,036
147	James River Group Holdings Ltd.	5,339
768	Kearny Financial Corp.	10,790
88	Kemper Corp.	5,940
251	Kingstone Cos., Inc.	4,292
98	Kinsale Capital Group, Inc.	5,052
259	KKR Real Estate Finance Trust, Inc.	5,105
336	Ladder Capital Corp., Class A REIT	4,670
1,513	Ladenburg Thalmann Financial Services, Inc.	5,023
255	Lakeland Bancorp, Inc.	4,972
107	Lakeland Financial Corp.	5,085
268	LCNB Corp.	5,012
116	LegacyTexas Financial Group, Inc.	4,764
1,315	LendingClub Corp.(b)	3,537
15	LendingTree, Inc.(b)	3,576
192	Live Oak Bancshares, Inc.	5,424
390	Luther Burbank Corp.	4,859
500	Macatawa Bank Corp.	5,340
814	Maiden Holdings Ltd.	6,227
203	Malvern Bancorp, Inc.(b)	5,166
376	Marlin Business Services Corp.	10,302
117	MB Financial, Inc.	4,987
613	MBIA, Inc.(b)	5,223
500	MBT Financial Corp.	5,087
827	Medley Management, Inc., Class A	4,714
145	Mercantile Bank Corp.	5,118
230	Merchants Bancorp	4,917
250	Meridian Bancorp, Inc.	4,725
46	Meta Financial Group, Inc.	5,113
111	Metropolitan Bank Holding Corp.(b)	5,254
361	MGIC Investment Corp.(b)	3,617
105	Middlefield Banc Corp.	5,386
161	Midland States Bancorp, Inc.	5,072
391	MidSouth Bancorp, Inc.	5,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
153	MidWestOne Financial Group, Inc.	$4,937
99	Moelis & Co., Class A	5,326
293	MTGE Investment Corp. REIT	5,318
144	Mutualfirst Financial, Inc.	5,292
154	National Bank Holdings Corp., Class A	5,418
123	National Bankshares, Inc.	5,640
115	National Commerce Corp.(b)	4,980
211	National General Holdings Corp.	5,437
19	National Western Life Group, Inc., Class A	6,031
282	Nationstar Mortgage Holdings, Inc.(b)	5,082
89	Navigators Group, Inc. (The)	5,029
141	NBT Bancorp, Inc.	5,152
93	Nelnet, Inc., Class A	4,911
859	New York Mortgage Trust, Inc. REIT	5,206
289	NI Holdings, Inc.(b)	4,725
93	Nicolet Bankshares, Inc.(b)	5,168
259	NMI Holdings, Inc., Class A(b)	3,587
227	Northeast Bancorp	4,427
317	Northfield Bancorp, Inc.	5,021
144	Northrim Bancorp, Inc.	5,069
303	Northwest Bancshares, Inc.	5,030
174	Norwood Financial Corp.	5,152
186	OceanFirst Financial Corp.	5,018
176	Oconee Federal Financial Corp.	5,056
1,227	Ocwen Financial Corp.(b)	4,982
429	OFG Bancorp	5,792
130	Ohio Valley Banc Corp.	5,922
155	Old Line Bancshares, Inc.	5,278
287	Old National Bancorp	4,936
199	Old Point Financial Corp.	5,234
352	Old Second Bancorp, Inc.	5,034
977	On Deck Capital, Inc.(b)	5,129
187	Oppenheimer Holdings, Inc., Class A	5,021
178	Opus Bank	5,020
678	Orchid Island Capital, Inc. REIT	4,746
321	Oritani Financial Corp.	4,911
215	Orrstown Financial Services, Inc.	5,665
362	Owens Realty Mortgage, Inc. REIT	5,615
563	Pacific Mercantile Bancorp(b)	5,264
114	Pacific Premier Bancorp, Inc.(b)	4,532
49	Park National Corp.	5,286
248	Parke Bancorp, Inc.	5,816
262	PCSB Financial Corp.(b)	5,311
150	Peapack-Gladstone Financial Corp.	4,956
123	Penns Woods Bancorp, Inc.	5,351
208	PennyMac Financial Services, Inc., Class A(b)	4,285
295	PennyMac Mortgage Investment Trust REIT	5,189
182	Peoples Bancorp of North Carolina, Inc.	5,597
142	Peoples Bancorp, Inc.	5,092
117	Peoples Financial Services Corp.	5,487
162	People’s Utah Bancorp	5,160
967	PHH Corp.(b)	10,260
60	Piper Jaffray Cos.	4,203
106	PJT Partners, Inc., Class A	5,882
129	PRA Group, Inc.(b)	4,592
78	Preferred Bank	4,972

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
280	Premier Financial Bancorp, Inc.	$5,510
52	Primerica, Inc.	5,031
197	Provident Bancorp, Inc.(b)	4,630
280	Provident Financial Holdings, Inc.	5,138
197	Provident Financial Services, Inc.	5,146
287	Prudential Bancorp, Inc.	5,243
463	Pzena Investment Management, Inc., Class A	4,056
110	QCR Holdings, Inc.	4,978
238	Radian Group, Inc.	3,403
194	Rbb Bancorp	5,300
337	Redwood Trust, Inc. REIT	5,170
163	Regional Management Corp.(b)	5,358
216	Reliant Bancorp, Inc.	4,968
116	Renasant Corp.	5,247
132	Republic Bancorp, Inc., Class A	5,566
576	Republic First Bancorp, Inc.(b)	4,781
557	Resource Capital Corp. REIT	5,436
574	Riverview Bancorp, Inc.	5,390
81	RLI Corp.	5,126
124	S&T Bancorp, Inc.	5,292
402	Safeguard Scientifics, Inc.(b)	5,206
68	Safety Insurance Group, Inc.	5,440
130	Sandy Spring Bancorp, Inc.	5,152
185	Seacoast Banking Corp. of Florida(b)	5,112
86	Selective Insurance Group, Inc.	5,091
120	ServisFirst Bancshares, Inc.	5,035
279	Shore Bancshares, Inc.	5,047
354	SI Financial Group, Inc.	5,062
189	Sierra Bancorp	5,266
334	Silvercrest Asset Management Group, Inc., Class A	5,144
171	Simmons First National Corp., Class A	5,164
227	SmartFinancial, Inc.(b)	5,414
57	South State Corp.	4,933
113	Southern First Bancshares, Inc.(b)	5,181
141	Southern Missouri Bancorp, Inc.	4,921
318	Southern National Bancorp of Virginia, Inc.	5,168
146	Southside Bancshares, Inc.	5,085
176	State Auto Financial Corp.	5,496
170	State Bank Financial Corp.	5,357
206	Sterling Bancorp	4,893
350	Sterling Bancorp, Inc./Mi	4,459
128	Stewart Information Services Corp.	5,339
79	Stifel Financial Corp.	4,604
141	Stock Yards Bancorp, Inc.	5,280
206	Summit Financial Group, Inc.	5,160
359	Sutherland Asset Management Corp. REIT	5,170
167	Territorial Bancorp, Inc.	5,083
55	Texas Capital Bancshares, Inc.(b)	5,426
356	Third Point Reinsurance Ltd. (Bermuda)(b)	4,735
167	Timberland Bancorp, Inc.	5,453
862	Tiptree, Inc.	5,474
65	Tompkins Financial Corp.	5,051
175	TowneBank	5,233
265	Tpg RE Finance Trust, Inc. REIT	5,244
133	TriCo Bancshares	4,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
219	TriState Capital Holdings, Inc.(b)	$5,475
121	Triumph Bancorp, Inc.(b)	4,701
156	Trupanion, Inc.(b)	4,100
583	TrustCo Bank Corp. NY	4,985
157	Trustmark Corp.	4,916
293	Two River Bancorp	4,993
68	UMB Financial Corp.	5,207
228	Umpqua Holdings Corp.	5,372
132	Union Bankshares Corp.	4,991
95	Union Bankshares, Inc.	4,845
138	United Bankshares, Inc.	4,685
159	United Community Banks, Inc.	5,077
529	United Community Financial Corp.	5,359
325	United Financial Bancorp, Inc.	5,372
111	United Fire Group, Inc.	5,582
259	United Insurance Holdings Corp.	4,885
495	United Security Bancshares	5,495
237	Unity Bancorp, Inc.	5,214
159	Universal Insurance Holdings, Inc.	5,160
181	Univest Corp. of Pennsylvania	5,204
396	Valley National Bancorp	4,970
179	Veritex Holdings, Inc.(b)	5,141
156	Virtu Financial, Inc., Class A	5,616
40	Virtus Investment Partners, Inc.	4,614
255	Waddell & Reed Financial, Inc., Class A	5,161
99	Walker & Dunlop, Inc.	5,654
145	Washington Federal, Inc.	4,604
93	Washington Trust Bancorp, Inc.	5,152
298	Waterstone Financial, Inc.	5,111
118	WesBanco, Inc.	5,168
200	West Bancorporation, Inc.	4,870
86	Westamerica Bancorporation	4,800
541	Western Asset Mortgage Capital Corp. REIT	5,383
481	Western New England Bancorp, Inc.	5,195
92	Westwood Holdings Group, Inc.	5,334
57	Wintrust Financial Corp.	5,099
525	WisdomTree Investments, Inc.	5,549
3,743	WMIH Corp.(b)	5,128
46	World Acceptance Corp.(b)	4,715
103	WSFS Financial Corp.	5,160

		2,037,748

	Health Care—11.0%
643	AAC Holdings, Inc.(b)	7,285
109	Abaxis, Inc.	7,256
515	Abeona Therapeutics, Inc.(b)	8,987
295	Accelerate Diagnostics, Inc.(b)	6,549
180	Acceleron Pharma, Inc.(b)	6,284
1,390	Accuray, Inc.(b)	6,950
2,922	Aceto Corp.	7,363
689	Achaogen, Inc.(b)(c)	9,860
1,941	Achillion Pharmaceuticals, Inc.(b)	7,318
379	Aclaris Therapeutics, Inc.(b)	6,727
303	Acorda Therapeutics, Inc.(b)	6,999
300	Adamas Pharmaceuticals, Inc.(b)	9,057
196	Addus HomeCare Corp.(b)	10,290
985	Aduro Biotech, Inc.(b)	6,796

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
3,834	Advaxis, Inc.(b)	$6,134
137	Aerie Pharmaceuticals, Inc.(b)	7,014
1,326	Agenus, Inc.(b)	4,548
884	Aileron Therapeutics, Inc.(b)	4,491
224	Aimmune Therapeutics, Inc.(b)	6,953
403	Akcea Therapeutics, Inc.(b)	10,522
572	Akebia Therapeutics, Inc.(b)	5,268
514	Alder Biopharmaceuticals, Inc.(b)	7,299
1,088	Allena Pharmaceuticals, Inc.(b)	15,591
565	Allscripts Healthcare Solutions, Inc.(b)	6,565
383	AMAG Pharmaceuticals, Inc.(b)	7,871
130	Amedisys, Inc.(b)	8,592
348	American Renal Associates Holdings, Inc.(b)	5,098
525	Amicus Therapeutics, Inc.(b)	7,429
133	AMN Healthcare Services, Inc.(b)	8,891
414	Amphastar Pharmaceuticals, Inc.(b)	7,903
83	Analogic Corp.	6,897
66	Anaptysbio, Inc.(b)	6,189
2,535	Anavex Life Sciences Corp.(b)	5,780
467	AngioDynamics, Inc.(b)	9,050
124	ANI Pharmaceuticals, Inc.(b)	7,359
146	Anika Therapeutics, Inc.(b)	6,425
2,830	Antares Pharma, Inc.(b)	6,622
349	Apellis Pharmaceuticals, Inc.(b)	8,414
1,844	Aratana Therapeutics, Inc.(b)	9,497
1,402	Ardelyx, Inc.(b)	6,730
187	Arena Pharmaceuticals, Inc.(b)	7,450
159	Armo Biosciences, Inc.(b)	4,233
430	Array BioPharma, Inc.(b)	5,831
432	Arsanis, Inc.(b)	8,653
135	Assembly Biosciences, Inc.(b)	5,870
4,096	Asterias Biotherapeutics, Inc., Class A(b)	5,120
177	Atara Biotherapeutics, Inc.(b)	7,142
480	Athenex, Inc.(b)	7,685
5,087	Athersys, Inc.(b)(c)	10,225
401	AtriCure, Inc.(b)	8,914
13	Atrion Corp.	8,087
226	Audentes Therapeutics, Inc.(b)	8,443
58	Avexis, Inc.(b)	12,334
234	AxoGen, Inc.(b)	9,313
4,895	Axovant Sciences Ltd.(b)	5,238
962	Bellicum Pharmaceuticals, Inc.(b)	6,436
1,415	BioCryst Pharmaceuticals, Inc.(b)	6,962
264	Biohaven Pharmaceutical Holding Co., Ltd.(b)	7,698
2,999	BioScrip, Inc.(b)	7,887
190	BioSpecifics Technologies Corp.(b)	8,060
228	BioTelemetry, Inc.(b)	8,710
2,872	BioTime, Inc.(b)	6,204
40	Bluebird Bio, Inc.(b)	6,806
79	Blueprint Medicines Corp.(b)	6,061
870	Calithera Biosciences, Inc.(b)	5,350
430	Calyxt, Inc.(b)	7,228
143	Cambrex Corp.(b)	7,572
64	Cantel Medical Corp.	7,172
614	Capital Senior Living Corp.(b)	7,214
543	Cara Therapeutics, Inc.(b)(c)	6,722
302	Cardiovascular Systems, Inc.(b)	6,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
2,103	Castlight Health, Inc., Class B(b)	$7,886
185	Catalent, Inc.(b)	7,605
2,409	Catalyst Pharmaceuticals, Inc.(b)	6,745
477	Celcuity, Inc.(b)	9,192
2,830	Celldex Therapeutics, Inc.(b)	2,094
1,621	Cerus Corp.(b)	8,429
29	Chemed Corp.	8,938
715	ChemoCentryx, Inc.(b)	7,815
1,387	Chimerix, Inc.(b)	6,352
550	Civitas Solutions, Inc.(b)	7,837
599	Clearside BioMedical, Inc.(b)	7,296
126	Clovis Oncology, Inc.(b)	5,466
731	Codexis, Inc.(b)	8,224
855	Coherus Biosciences, Inc.(b)	10,345
266	Collegium Pharmaceutical, Inc.(b)	6,291
1,575	Community Health Systems, Inc.(b)	5,953
261	Computer Programs & Systems, Inc.	7,791
1,038	Conatus Pharmaceuticals, Inc.(b)	3,540
352	Concert Pharmaceuticals, Inc.(b)	6,424
5,223	ConforMIS, Inc.(b)	6,764
125	CONMED Corp.	8,129
1,112	Corbus Pharmaceuticals Holdings, Inc.(b)	6,616
476	Corcept Therapeutics, Inc.(b)	7,940
6,540	Corindus Vascular Robotics, Inc.(b)(c)	6,802
642	Corium International, Inc.(b)	6,343
153	CorVel Corp.(b)	7,505
799	Corvus Pharmaceuticals, Inc.(b)	7,670
223	Cotiviti Holdings, Inc.(b)	7,702
673	Cross Country Healthcare, Inc.(b)	8,466
352	CryoLife, Inc.(b)	7,902
451	Cue Biopharma, Inc.(b)	4,979
10,446	Curis, Inc.(b)	5,576
157	Cutera, Inc.(b)	7,874
916	Cytokinetics, Inc.(b)	7,603
240	CytomX Therapeutics, Inc.(b)	6,312
331	Deciphera Pharmaceuticals, Inc.(b)	7,428
379	Denali Therapeutics, Inc.(b)	7,004
1,139	Depomed, Inc.(b)	7,153
862	Dermira, Inc.(b)	7,853
3,213	Diplomat Pharmacy, Inc.(b)	70,011
262	Dova Pharmaceuticals, Inc.(b)	7,548
4,447	Durect Corp.(b)	9,027
103	Dyax Corp.(b)(e)	114
432	Dynavax Technologies Corp.(b)	7,322
134	Eagle Pharmaceuticals, Inc.(b)	6,969
474	Edge Therapeutics, Inc.(b)	521
182	Editas Medicine, Inc.(b)	5,715
150	Emergent Biosolutions, Inc.(b)	7,779
96	Enanta Pharmaceuticals, Inc.(b)	8,933
136	Encompass Health Corp.	8,272
1,853	Endologix, Inc.(b)	7,986
281	Ensign Group, Inc. (The)	7,831
1,136	Enzo Biochem, Inc.(b)	6,816
442	Epizyme, Inc.(b)	5,680
106	Esperion Therapeutics, Inc.(b)	7,421
705	Evolent Health, Inc., Class A(b)	11,633

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
723	Evolus, Inc.(b)	$4,953
153	Exact Sciences Corp.(b)	7,652
607	Fate Therapeutics, Inc.(b)	6,131
144	FibroGen, Inc.(b)	6,545
389	Five Prime Therapeutics, Inc.(b)	6,516
288	Flexion Therapeutics, Inc.(b)	7,177
1,183	Fluidigm Corp.(b)	6,980
305	Fonar Corp.(b)	8,677
1,615	Fortress Biotech, Inc.(b)	6,460
97	Foundation Medicine, Inc.(b)	7,406
245	G1 Therapeutics, Inc.(b)	9,396
5,481	Genesis Healthcare, Inc., Class A(b)	8,331
1,699	GenMark Diagnostics, Inc.(b)	10,636
6,513	Genocea Biosciences, Inc.(b)	6,252
247	Genomic Health, Inc.(b)	7,837
2,926	Geron Corp.(b)(c)	10,885
250	Glaukos Corp.(b)	8,420
137	Global Blood Therapeutics, Inc.(b)	6,049
154	Globus Medical, Inc., Class A(b)	7,883
106	Haemonetics Corp.(b)	8,272
379	Halozyme Therapeutics, Inc.(b)	7,174
160	Halyard Health, Inc.(b)	7,579
132	HealthEquity, Inc.(b)	8,668
383	HealthStream, Inc.	8,882
346	Heron Therapeutics, Inc.(b)	10,484
106	Heska Corp.(b)	8,652
455	HMS Holdings Corp.(b)	8,195
500	Horizon Pharma PLC(b)	6,620
34	ICU Medical, Inc.(b)	8,558
3,853	Idera Pharmaceuticals, Inc.(b)	5,895
1,946	Immune Design Corp.(b)	7,200
721	ImmunoGen, Inc.(b)	7,924
448	Immunomedics, Inc.(b)(c)	8,158
403	Impax Laboratories, Inc.(b)	7,576
477	Innoviva, Inc.(b)	6,917
62	Inogen, Inc.(b)	8,716
884	Inovalon Holdings, Inc., Class A(b)(c)	9,326
1,745	Inovio Pharmaceuticals, Inc.(b)	7,661
302	Insmed, Inc.(b)	7,348
98	Insulet Corp.(b)	8,428
1,015	Insys Therapeutics, Inc.(b)(c)	7,115
147	Integer Holdings Corp.(b)	8,070
145	Integra LifeSciences Holdings Corp.(b)	8,936
240	Intellia Therapeutics, Inc.(b)	4,805
212	Intersect ENT, Inc.(b)	8,469
352	Intra-Cellular Therapies, Inc.(b)	6,132
437	Invacare Corp.	7,953
1,039	Invitae Corp.(b)	5,746
425	Iovance Biotherapeutics, Inc.(b)	6,163
118	iRhythm Technologies, Inc.(b)	6,862
517	Ironwood Pharmaceuticals, Inc., Class A(b)	9,368
298	Jounce Therapeutics, Inc.(b)	6,136
387	K2M Group Holdings, Inc.(b)	7,392
457	Kala Pharmaceuticals, Inc.(b)	6,864
473	Karyopharm Therapeutics, Inc.(b)	6,187
1,575	Keryx Biopharmaceuticals, Inc.(b)(c)	6,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
860	Kindred Biosciences, Inc.(b)	$7,869
832	Kindred Healthcare, Inc.(b)	7,405
347	Kura Oncology, Inc.(b)	5,257
239	La Jolla Pharmaceutical Co.(b)	6,936
473	Lannett Co., Inc.(b)	7,379
496	Lantheus Holdings, Inc.(b)	8,829
210	LeMaitre Vascular, Inc.	6,605
916	Lexicon Pharmaceuticals, Inc.(b)	7,557
250	LHC Group, Inc.(b)	18,605
45	Ligand Pharmaceuticals, Inc.(b)	6,968
88	LivaNova PLC(b)	7,813
60	Loxo Oncology, Inc.(b)	7,555
370	Luminex Corp.	7,900
262	MacroGenics, Inc.(b)	6,042
60	Madrigal Pharmaceuticals, Inc.(b)	6,790
72	Magellan Health, Inc.(b)	6,037
90	Masimo Corp.(b)	8,076
7,706	Matinas Biopharma Holdings, Inc.(b)	3,415
232	Medicines Co. (The)(b)	6,981
625	MediciNova, Inc.(b)	7,044
115	Medidata Solutions, Inc.(b)	8,206
221	Medpace Holdings, Inc.(b)	8,175
574	Melinta Therapeutics, Inc.(b)	3,903
243	Menlo Therapeutics, Inc.(b)	1,946
526	Meridian Bioscience, Inc.	7,680
168	Merit Medical Systems, Inc.(b)	8,148
669	Merrimack Pharmaceuticals, Inc.	5,673
548	Mersana Therapeutics, Inc.(b)	9,327
983	MiMedx Group, Inc.(b)(c)	8,070
1,402	Minerva Neurosciences, Inc.(b)	9,183
1,208	Miragen Therapeutics, Inc.(b)	8,287
104	Molina Healthcare, Inc.(b)	8,658
443	Momenta Pharmaceuticals, Inc.(b)	9,214
144	MyoKardia, Inc.(b)	7,114
245	Myriad Genetics, Inc.(b)	6,931
1,228	Nanostring Technologies, Inc.(b)	11,666
2,115	Nanthealth, Inc.(b)	7,212
1,733	NantKwest, Inc.(b)	6,759
845	Natera, Inc.(b)	9,405
126	National Healthcare Corp.	7,721
255	National Research Corp., Class A	8,339
243	Natus Medical, Inc.(b)	8,031
72	Nektar Therapeutics, Class A(b)	6,024
128	Neogen Corp.(b)	8,723
912	NeoGenomics, Inc.(b)	8,737
910	Neos Therapeutics, Inc.(b)	7,553
93	Nevro Corp.(b)	8,310
961	NewLink Genetics Corp.(b)	4,382
3,815	Novavax, Inc.(b)	5,951
1,785	Novelion Therapeutics, Inc. (Canada)(b)	7,658
355	Novocure Ltd.(b)	9,692
154	NuVasive, Inc.(b)	8,194
323	NxStage Medical, Inc.(b)	8,598
2,230	Nymox Pharmaceutical Corp. (Canada)(b)	9,121
1,917	Obalon Therapeutics, Inc.(b)	7,380
1,328	Ocular Therapeutix, Inc.(b)	8,353
263	Odonate Therapeutics, Inc.(b)	5,544

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
735	Omeros Corp.(b)(c)	$10,547
178	Omnicell, Inc.(b)	7,672
447	Optinose, Inc.(b)	9,566
433	OraSure Technologies, Inc.(b)	7,677
7,011	Organovo Holdings, Inc.(b)	8,694
134	Orthofix International NV(b)	8,177
471	Orthopediatrics Corp.(b)	8,864
1,428	Otonomy, Inc.(b)	5,355
973	Ovid Therapeutics, Inc.(b)	9,224
463	Owens & Minor, Inc.	7,524
613	Oxford Immunotec Global PLC(b)	7,865
2,948	Pacific Biosciences of California, Inc.(b)	7,606
246	Pacira Pharmaceuticals, Inc.(b)	8,143
546	Paratek Pharmaceuticals, Inc.(b)	5,842
2,937	PDL BioPharma, Inc.(b)	8,576
66	Penumbra, Inc.(b)	8,207
341	Petiq, Inc., Class A(b)	7,621
196	Phibro Animal Health Corp., Class A	8,291
1,052	Pieris Pharmaceuticals, Inc.(b)	6,701
199	Portola Pharmaceuticals, Inc.(b)	7,190
89	PRA Health Sciences, Inc.(b)	7,313
216	Prestige Brands Holdings, Inc.(b)	6,359
935	Progenics Pharmaceuticals, Inc.(b)	6,087
385	Protagonist Therapeutics, Inc.(b)	3,326
224	Prothena Corp. PLC (Ireland)(b)	2,688
120	Providence Service Corp. (The)(b)	9,106
278	PTC Therapeutics, Inc.(b)	7,709
444	Pulse Biosciences, Inc.(b)(c)	7,810
96	Puma Biotechnology, Inc.(b)	6,120
587	Quality Systems, Inc.(b)	7,883
420	Quanterix Corp.(b)	7,119
158	Quidel Corp.(b)	8,959
1,480	Quotient Ltd.(b)	6,172
1,214	R1 Rcm, Inc.(b)	9,020
1,148	Ra Pharmaceuticals, Inc.(b)	6,968
235	Radius Health, Inc.(b)	7,097
708	RadNet, Inc.(b)	9,381
368	Reata Pharmaceuticals, Inc., Class A(b)	9,730
705	Recro Pharma, Inc.(b)	8,573
214	REGENXBIO, Inc.(b)	7,993
214	Repligen Corp.(b)	7,918
481	Restorbio, Inc.(b)	4,329
304	Retrophin, Inc.(b)	7,630
240	Revance Therapeutics, Inc.(b)	6,708
291	Rhythm Pharmaceuticals, Inc.(b)	6,900
1,749	Rigel Pharmaceuticals, Inc.(b)	6,314
1,289	Rockwell Medical, Inc.(b)(c)	6,819
1,605	RTI Surgical, Inc.(b)	7,062
46	Sage Therapeutics, Inc.(b)	6,620
305	Sangamo Therapeutics, Inc.(b)	4,819
104	Sarepta Therapeutics, Inc.(b)	7,941
488	Scpharmaceuticals, Inc.(b)	4,865
420	Select Medical Holdings Corp.(b)	7,581
684	Selecta Biosciences, Inc.(b)	8,016
799	Seres Therapeutics, Inc.(b)	6,128
392	Sienna Biopharmaceuticals, Inc.(b)	7,519
770	Sientra, Inc.(b)	10,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
694	Simulations Plus, Inc.	$11,416
282	Solid Biosciences, Inc.(b)	4,038
124	Spark Therapeutics, Inc.(b)	9,464
443	Spectrum Pharmaceuticals, Inc.(b)	7,053
662	Spero Therapeutics, Inc.(b)	8,017
505	STAAR Surgical Co.(b)	8,206
442	Stemline Therapeutics, Inc.(b)	7,602
1,031	Strongbridge Biopharma PLC(b)	7,887
176	Supernus Pharmaceuticals, Inc.(b)	8,254
447	Surgery Partners, Inc.(b)	7,152
233	SurModics, Inc.(b)	8,703
785	Syndax Pharmaceuticals, Inc.(b)	8,195
186	Syneos Health, Inc., Class A(b)	7,087
3,570	Synergy Pharmaceuticals, Inc.(b)(c)	5,569
686	Syros Pharmaceuticals, Inc.(b)	8,369
210	Tabula Rasa Healthcare, Inc.(b)	8,608
237	Tactile Systems Technology, Inc.(b)	8,250
181	Teladoc, Inc.(b)	7,783
2,926	Teligent, Inc.(b)	8,778
326	Tenet Healthcare Corp.(b)	7,804
2,665	Tetraphase Pharmaceuticals, Inc.(b)	8,581
473	TG Therapeutics, Inc.(b)	6,788
1,447	TherapeuticsMD, Inc.(b)(c)	7,959
273	Theravance Biopharma, Inc. (Cayman Islands)(b)	6,571
189	Tivity Health, Inc.(b)	6,795
99	Tobira Therapeutics, Inc.(b)(e)	1,360
612	Tocagen, Inc.(b)	5,661
3,778	Trevena, Inc.(b)	7,027
295	Triple-S Management Corp., Class B(b)	8,363
94	U.S. Physical Therapy, Inc.	8,578
147	Ultragenyx Pharmaceutical, Inc.(b)	7,473
85	Utah Medical Products, Inc.	8,632
400	Vanda Pharmaceuticals, Inc.(b)	5,580
208	Varex Imaging Corp.(b)	7,486
1,931	VBI Vaccines, Inc.(b)	6,044
1,261	Veracyte, Inc.(b)	7,642
4,324	Versartis, Inc.(b)	6,486
966	Viewray, Inc.(b)	7,129
1,898	Viveve Medical, Inc.(b)	6,529
410	Vocera Communications, Inc.(b)	10,279
289	Voyager Therapeutics, Inc.(b)	5,248
1,205	vTv Therapeutics, Inc., Class A(b)(c)	2,157
168	WaVe Life Sciences Ltd.(b)	7,468
379	Wright Medical Group NV(b)	7,432
1,645	XBiotech, Inc.(b)	7,912
243	Xencor, Inc.(b)	7,045
1,889	ZIOPHARM Oncology, Inc.(b)(c)	7,972
175	Zogenix, Inc.(b)	6,878
862	Zynerba Pharmaceuticals, Inc.(b)(c)	8,853

		2,628,557

	Industrials—13.5%
593	AAON, Inc.	20,162
234	AAR Corp.	10,132
277	ABM Industries, Inc.	8,623
3,041	Acacia Research Corp.(b)	11,100
784	ACCO Brands Corp.	9,447

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
438	Actuant Corp., Class A	$10,315
451	Advanced Disposal Services, Inc.(b)	9,940
818	Advanced Drainage Systems, Inc.	20,614
445	Aegion Corp.(b)	10,097
370	Aerojet Rocketdyne Holdings, Inc.(b)	10,338
225	Aerovironment, Inc.(b)	12,262
411	Air Transport Services Group, Inc.(b)	8,319
518	Aircastle Ltd.	10,153
90	Alamo Group, Inc.	9,852
158	Albany International Corp., Class A	9,346
59	Allegiant Travel Co.	9,455
327	Allied Motion Technologies, Inc.	13,037
221	Altra Industrial Motion Corp.	9,205
2,704	Ameresco, Inc., Class A(b)	32,042
269	American Railcar Industries, Inc.	10,209
78	American Woodmark Corp.(b)	6,412
481	Apogee Enterprises, Inc.	19,774
140	Applied Industrial Technologies, Inc.	8,953
3,862	Aqua Metals, Inc.(b)	12,088
4,703	ARC Document Solutions, Inc.(b)	10,347
304	ArcBest Corp.	9,758
249	Argan, Inc.	9,960
1,539	Armstrong Flooring, Inc.(b)	19,007
125	Asgn, Inc.(b)	10,079
173	Astec Industries, Inc.	9,612
255	Astronics Corp.(b)	9,328
505	Atkore International Group, Inc.(b)	8,974
169	Atlas Air Worldwide Holdings, Inc.(b)	10,715
203	Avis Budget Group, Inc.(b)	10,030
257	Axon Enterprise, Inc.(b)	10,789
237	AZZ, Inc.	10,558
604	Babcock & Wilcox Enterprises, Inc.(b)	1,377
2,174	Babcock & Wilcox Enterprises, Inc. Rts. expiring 05/03/18(b)	1,388
169	Barnes Group, Inc.	9,385
123	Barrett Business Services, Inc.	10,765
402	Beacon Roofing Supply, Inc.(b)	19,678
599	BG Staffing, Inc.	11,423
429	Blue Bird Corp.(b)	10,189
1,114	BMC Stock Holdings, Inc.(b)	19,216
267	Brady Corp., Class A	9,719
462	Briggs & Stratton Corp.	8,330
145	Brink’s Co. (The)	10,701
1,018	Builders FirstSource, Inc.(b)	18,558
1,024	Caesarstone Ltd.	18,893
500	CAI International, Inc.(b)	11,240
426	Casella Waste Systems, Inc., Class A(b)	10,441
540	CBIZ, Inc.(b)	10,044
2,490	CECO Environmental Corp.	11,703
171	Chart Industries, Inc.(b)	9,703
568	Chicago Bridge & Iron Co. NV	8,577
55	Cimpress NV (Netherlands)(b)	7,910
228	CIRCOR International, Inc.	9,660
279	Columbus McKinnon Corp.	10,011
517	Comfort Systems USA, Inc.	21,817
957	Commercial Vehicle Group, Inc.(b)	6,421
784	Continental Building Products, Inc.(b)	22,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,627	Costamare, Inc. (Monaco)	$11,047
692	Covanta Holding Corp.	10,311
385	Covenant Transportation Group, Inc., Class A(b)	10,684
202	CRA International, Inc.	11,407
222	CSW Industrials, Inc.(b)	9,624
163	Cubic Corp.	10,065
82	Curtiss-Wright Corp.	10,499
1,001	Daseke, Inc.(b)	8,288
139	Deluxe Corp.	9,527
969	DMC Global, Inc.	37,500
225	Douglas Dynamics, Inc.	9,394
336	Ducommun, Inc.(b)	9,774
322	DXP Enterprises, Inc.(b)	11,689
93	Dycom Industries, Inc.(b)	9,659
2,011	Eagle Bulk Shipping, Inc.(b)	10,176
802	Eastern Co. (The)	22,777
394	Echo Global Logistics, Inc.(b)	10,756
131	EMCOR Group, Inc.	9,640
188	Encore Wire Corp.	9,898
470	Energous Corp.(b)(c)	8,441
1,304	Energy Recovery, Inc.(b)(c)	11,071
145	EnerSys	9,941
416	Engility Holdings, Inc.(b)	10,575
509	Ennis, Inc.	9,111
139	EnPro Industries, Inc.	10,446
275	Envirostar, Inc.	10,037
167	ESCO Technologies, Inc.	9,327
1,329	Essendant, Inc.	9,888
135	Esterline Technologies Corp.(b)	9,700
430	Evoqua Water Technologies Corp.(b)	8,785
1,114	ExOne Co. (The)(b)	7,709
130	Exponent, Inc.	11,232
461	Federal Signal Corp.	9,985
245	Forrester Research, Inc.	9,751
187	Forward Air Corp.	10,096
1,388	Foundation Building Materials, Inc.(b)	19,501
342	Franklin Covey Co.(b)	8,345
246	Franklin Electric Co., Inc.	10,086
705	FreightCar America, Inc.	9,828
209	FTI Consulting, Inc.(b)	12,206
149	GATX Corp.	9,721
693	Genco Shipping & Trading Ltd.(b)	11,088
599	Gencor Industries, Inc.(b)	9,314
218	Generac Holdings, Inc.(b)	9,812
346	General Cable Corp.	10,259
636	Gibraltar Industries, Inc.(b)	22,355
687	Global Brass & Copper Holdings, Inc.	20,610
651	GMS, Inc.(b)	20,285
349	Gorman-Rupp Co. (The)	10,987
458	GP Strategies Corp.(b)	9,549
487	Graham Corp.	10,509
170	Granite Construction, Inc.	8,905
2,132	Great Lakes Dredge & Dock Corp.(b)	9,807
202	Greenbrier Cos., Inc. (The)	8,858
1,120	Griffon Corp.	22,288
241	H&E Equipment Services, Inc.	7,796

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
559	Hardinge, Inc.	$10,252
502	Harsco Corp.(b)	10,266
278	Hawaiian Holdings, Inc.	11,454
1,796	HC2 Holdings, Inc.(b)	9,160
220	Healthcare Services Group, Inc.	8,499
526	Heartland Express, Inc.	9,379
345	Heidrick & Struggles International, Inc.	12,989
148	Herc Holdings, Inc.(b)	7,792
438	Heritage-Crystal Clean, Inc.(b)	9,264
269	Herman Miller, Inc.	8,258
467	Hertz Global Holdings, Inc.(b)	10,227
1,735	Hill International, Inc.(b)	9,196
224	Hillenbrand, Inc.	10,382
262	HNI Corp.	8,748
232	Hub Group, Inc., Class A(b)	10,196
1,841	Hudson Technologies, Inc.(b)	8,064
245	Hurco Cos., Inc.	10,829
280	Huron Consulting Group, Inc.(b)	10,486
3,711	Huttig Building Products, Inc.(b)	23,045
146	Hyster-Yale Materials Handling, Inc.	10,395
172	ICF International, Inc.	11,541
624	IES Holdings, Inc.(b)	10,546
1,064	InnerWorkings, Inc.(b)	10,746
149	Insperity, Inc.	11,957
761	Insteel Industries, Inc.	22,853
871	Interface, Inc.	19,162
676	Jeld-Wen Holding, Inc.(b)	19,002
90	John Bean Technologies Corp.	9,698
100	Kadant, Inc.	9,225
166	Kaman Corp.	10,066
656	KBR, Inc.	10,949
345	Kelly Services, Inc., Class A	10,095
234	Kennametal, Inc.	8,529
1,428	KeyW Holding Corp. (The)(b)	11,053
359	Kforce, Inc.	9,531
586	Kimball International, Inc., Class B	9,681
146	KLX, Inc.(b)	11,422
215	Knight-Swift Transportation Holdings, Inc.	8,387
464	Knoll, Inc.	8,848
211	Korn/Ferry International	11,280
894	Kratos Defense & Security Solutions, Inc.(b)	8,949
875	Lawson Products, Inc.(b)	20,256
637	Layne Christensen Co.(b)	8,988
875	LB Foster Co., Class A(b)	20,606
111	Lindsay Corp.	9,752
623	LSC Communications, Inc.	10,890
2,722	LSI Industries, Inc.	16,686
210	Lydall, Inc.(b)	9,366
360	Manitowoc Co., Inc. (The)(b)	8,874
464	Marten Transport Ltd.	9,048
337	Masonite International Corp.(b)	20,456
200	MasTec, Inc.(b)	8,800
350	Matson, Inc.	10,231
174	Matthews International Corp., Class A	8,552
198	McGrath RentCorp	11,668
227	Mercury Systems, Inc.(b)	7,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
407	Meritor, Inc.(b)	$7,924
476	Milacron Holdings Corp.(b)	8,582
388	Miller Industries, Inc.	9,603
500	Mistras Group, Inc.(b)	9,735
239	Mobile Mini, Inc.	10,038
120	Moog, Inc., Class A(b)	9,836
1,233	MRC Global, Inc.(b)	23,094
121	MSA Safety, Inc.	10,508
806	Mueller Industries, Inc.	21,907
1,918	Mueller Water Products, Inc., Class A	18,777
149	Multi-Color Corp.	9,678
277	MYR Group, Inc.(b)	8,310
96	National Presto Industries, Inc.	9,192
503	Navigant Consulting, Inc.(b)	10,759
8,459	Navios Maritime Holdings, Inc. (Monaco)(b)	6,414
268	Navistar International Corp.(b)	9,329
1,315	NCI Building Systems, Inc.(b)	23,013
2,160	Nexeo Solutions, Inc.(b)	22,010
868	NN, Inc.	17,620
1,090	Northwest Pipe Co.(b)	21,506
2,643	NOW, Inc.(b)(c)	32,060
217	NV5 Global, Inc.(b)	12,770
354	Omega Flex, Inc.	23,116
1,505	Orion Group Holdings, Inc.(b)	9,120
243	Park-Ohio Holdings Corp.	9,210
344	Patrick Industries, Inc.(b)	19,574
1,117	PGT Innovations, Inc.(b)	19,492
5,416	Plug Power, Inc.(b)(c)	9,911
361	Powell Industries, Inc.	10,848
159	Preformed Line Products Co.	10,693
394	Primoris Services Corp.	10,082
87	Proto Labs, Inc.(b)	10,366
395	Quad/Graphics, Inc., Class A	9,760
1,250	Quanex Building Products Corp.	21,438
2,672	Radiant Logistics, Inc.(b)	9,432
273	Raven Industries, Inc.	9,992
181	RBC Bearings, Inc.(b)	21,065
430	Red Violet, Inc.(b)	2,709
636	Resources Connection, Inc.	9,953
429	REV Group, Inc.	7,743
2,761	Revolution Lighting Technologies, Inc.(b)	9,829
722	Rexnord Corp.(b)	19,862
2,659	Roadrunner Transportation Systems, Inc.(b)	5,717
961	RPX Corp.	10,408
1,259	RR Donnelley & Sons Co.	10,639
251	Rush Enterprises, Inc., Class A(b)	10,248
2,759	Safe Bulkers, Inc. (Greece)(b)	8,056
141	Saia, Inc.(b)	9,313
379	Schneider National, Inc., Class B	10,112
1,374	Scorpio Bulkers, Inc.	10,511
375	Simpson Manufacturing Co., Inc.	20,505
129	Siteone Landscape Supply, Inc.(b)	8,837
179	SkyWest, Inc.	10,185
280	SP Plus Corp.(b)	9,842
590	Spartan Motors, Inc.	10,532
651	Sparton Corp.(b)	12,024

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
329	SPX Corp.(b)	$10,410
202	SPX FLOW, Inc.(b)	9,090
102	Standex International Corp.	9,889
713	Steelcase, Inc., Class A	9,447
819	Sterling Construction Co., Inc.(b)	9,115
187	Sun Hydraulics Corp.	9,083
3,933	Sunrun, Inc.(b)	36,262
575	Team, Inc.(b)	9,746
150	Tennant Co.	11,100
200	Tetra Tech, Inc.	9,680
583	Textainer Group Holdings Ltd.(b)	10,028
447	Thermon Group Holdings, Inc.(b)	10,187
783	Titan International, Inc.	8,065
507	Titan Machinery, Inc.(b)	9,795
1,343	TPI Composites, Inc.(b)	30,419
203	Trex Co., Inc.(b)	21,088
392	TriMas Corp.(b)	10,623
215	TriNet Group, Inc.(b)	11,105
345	Triton International Ltd. (Bermuda)	10,698
366	Triumph Group, Inc.	8,656
374	TrueBlue, Inc.(b)	9,967
449	Tutor Perini Corp.(b)	9,272
411	Twin Disc, Inc.(b)	9,075
65	UniFirst Corp.	10,439
658	Universal Forest Products, Inc.	20,977
478	Universal Logistics Holdings, Inc.	10,492
187	US Ecology, Inc.	9,967
270	Vectrus, Inc.(b)	9,720
561	Veritiv Corp.(b)	21,346
172	Viad Corp.	8,729
399	Vicor Corp.(b)	14,304
208	VSE Corp.	10,668
471	Wabash National Corp.	9,448
208	WageWorks, Inc.(b)	8,663
133	Watts Water Technologies, Inc., Class A	9,909
273	Werner Enterprises, Inc.	9,364
1,044	Wesco Aircraft Holdings, Inc.(b)	10,544
451	Willdan Group, Inc.(b)	12,899
363	Willis Lease Finance Corp.(b)	11,863
140	Woodward, Inc.	10,072
1,126	YRC Worldwide, Inc.(b)	9,368

		3,200,347

	Information Technology—12.6%
104	2U, Inc.(b)	8,371
922	3D Systems Corp.(b)(c)	9,257
2,832	8x8, Inc.(b)	57,348
1,692	A10 Networks, Inc.(b)	10,321
264	Acacia Communications, Inc.(b)	7,432
435	ACI Worldwide, Inc.(b)	10,114
364	Acxiom Corp.(b)	9,457
681	ADTRAN, Inc.	9,977
146	Advanced Energy Industries, Inc.(b)	8,694
2,477	Aerohive Networks, Inc.(b)	10,081
965	Agilysys, Inc.(b)	11,368
1,869	Akoustis Technologies, Inc.(b)(c)	9,476
290	Alarm.com Holdings, Inc.(b)	11,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
693	Alpha & Omega Semiconductor Ltd.(b)	$10,506
294	Alteryx, Inc., Class A(b)	9,187
208	Ambarella, Inc.(b)	9,691
1,162	Amber Road, Inc.(b)	10,760
838	American Software, Inc., Class A	10,693
1,010	Amkor Technology, Inc.(b)	8,363
146	Anixter International, Inc.(b)	8,599
272	AppFolio, Inc., Class A(b)	13,042
397	Applied Optoelectronics, Inc.(b)(c)	12,688
376	Apptio, Inc., Class A(b)	11,096
671	Aquantia Corp.(b)(c)	7,925
136	Aspen Technology, Inc.(b)	11,934
2,181	Avid Technology, Inc.(b)	9,771
639	AVX Corp.	9,432
434	Axcelis Technologies, Inc.(b)	9,548
1,387	AXT, Inc.(b)	8,114
211	Badger Meter, Inc.	8,957
612	Bel Fuse, Inc., Class B	11,842
284	Belden, Inc.	17,494
353	Benchmark Electronics, Inc.	9,284
444	Benefitfocus, Inc.(b)	13,409
100	Blackbaud, Inc.	10,496
115	Blackhawk Network Holdings, Inc., Class A(b)	5,163
250	Blackline, Inc.(b)	10,350
454	Blucora, Inc.(b)	11,804
283	Bottomline Technologies (de), Inc.(b)	11,184
534	Box, Inc., Class A(b)	12,207
1,552	Brightcove, Inc.(b)	14,977
393	Brooks Automation, Inc.	9,778
195	Cabot Microelectronics Corp.	19,783
72	CACI International, Inc., Class A(b)	10,876
479	CalAmp Corp.(b)	9,460
1,620	Calix, Inc.(b)	10,773
382	Carbonite, Inc.(b)	11,880
534	Cardlytics, Inc.(b)	7,487
199	Cardtronics PLC, Class A(b)	5,224
494	Care.com, Inc.(b)	7,706
317	Cars.Com, Inc.(b)	9,028
446	Casa Systems, Inc.(b)	10,432
83	Cass Information Systems, Inc.	5,020
280	CEVA, Inc.(b)	9,128
1,175	ChannelAdvisor Corp.(b)	15,627
418	Ciena Corp.(b)	10,763
249	Cirrus Logic, Inc.(b)	9,081
819	Clearfield, Inc.(b)	9,992
556	Cloudera, Inc.(b)	7,923
517	Cohu, Inc.	11,064
496	CommerceHub, Inc., Series C(b)	11,244
207	CommVault Systems, Inc.(b)	14,480
370	Comtech Telecommunications Corp.	11,318
408	Control4 Corp.(b)	8,503
438	Convergys Corp.	10,232
249	Cornerstone OnDemand, Inc.(b)	10,988
233	Coupa Software, Inc.(b)	10,804
513	Cray, Inc.(b)	12,235
259	Cree, Inc.(b)	9,666

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
241	CSG Systems International, Inc.	$10,312
412	CTS Corp.	12,339
610	CyberOptics Corp.(b)	9,302
1,212	Daktronics, Inc.	10,920
6,021	DHI Group, Inc.(b)	8,429
645	Diebold Nixdorf, Inc.	9,901
1,004	Digi International, Inc.(b)	11,546
396	Digimarc Corp.(b)	11,425
355	Diodes, Inc.(b)	10,135
874	DSP Group, Inc.(b)	10,444
1,818	Eastman Kodak Co.(b)	8,999
138	Ebix, Inc.	10,695
580	Electro Scientific Industries, Inc.(b)	10,440
364	Electronics For Imaging, Inc.(b)	10,083
120	Ellie Mae, Inc.(b)	11,624
2,018	EMCORE Corp.(b)	9,081
1,423	Endurance International Group Holdings, Inc.(b)	10,459
310	Entegris, Inc.	9,982
192	Envestnet, Inc.(b)	10,426
93	EPAM Systems, Inc.(b)	10,635
140	ePlus, Inc.(b)	11,179
355	Etsy, Inc.(b)	10,629
301	Everbridge, Inc.(b)	11,242
657	Everi Holdings, Inc.(b)	4,211
303	EVERTEC, Inc.	5,530
177	ExlService Holdings, Inc.(b)	10,232
897	Extreme Networks, Inc.(b)	9,598
338	Fabrinet (Thailand)(b)	9,535
29	Fair Isaac Corp.(b)	5,022
172	FARO Technologies, Inc.(b)	8,686
549	Finisar Corp.(b)	8,553
1,828	Fitbit, Inc., Class A(b)(c)	10,145
346	Five9, Inc.(b)	10,162
328	Forescout Technologies, Inc.(b)	10,493
735	FormFactor, Inc.(b)	8,434
2,775	Glu Mobile, Inc.(b)	12,155
6,107	Gogo, Inc.(b)(c)	57,528
104	GrubHub, Inc.(b)	10,519
1,279	GSI Technology, Inc.(b)	9,375
199	GTT Communications, Inc.(b)	9,562
564	Hackett Group, Inc. (The)	9,142
2,960	Harmonic, Inc.(b)	10,804
543	Hortonworks, Inc.(b)	9,193
93	HubSpot, Inc.(b)	9,849
403	Ichor Holdings Ltd.(b)	8,906
288	II-VI, Inc.(b)	10,973
895	Immersion Corp.(b)	9,854
234	Imperva, Inc.(b)	10,472
772	Impinj, Inc.(b)(c)	9,488
1,009	Infinera Corp.(b)	11,825
2,375	Information Services Group, Inc.(b)	10,308
364	Inphi Corp.(b)(c)	10,403
315	Insight Enterprises, Inc.(b)	11,167
203	Instructure, Inc.(b)	8,232
345	Integrated Device Technology, Inc.(b)	9,601
150	InterDigital, Inc.	11,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
871	Internap Corp.(b)	$10,287
1,563	Intevac, Inc.(b)	10,238
1,930	Iteris, Inc.(b)	9,785
140	Itron, Inc.(b)	9,156
684	j2 Global, Inc.	54,296
589	KEMET Corp.(b)	10,143
629	Kimball Electronics, Inc.(b)	9,970
765	Knowles Corp.(b)	9,792
3,217	Kopin Corp.(b)	10,648
1,083	KVH Industries, Inc.(b)	11,480
1,745	Lattice Semiconductor Corp.(b)	9,458
1,460	Leaf Group Ltd.(b)	10,731
2,534	Limelight Networks, Inc.(b)	13,075
1,432	Liquidity Services, Inc.(b)	9,236
48	Littelfuse, Inc.	8,972
723	LivePerson, Inc.(b)	12,146
170	Lumentum Holdings, Inc.(b)	8,577
491	MACOM Technology Solutions Holdings, Inc.(b)	8,160
193	ManTech International Corp., Class A	11,404
151	MAXIMUS, Inc.	10,212
455	MaxLinear, Inc., Class A(b)	10,160
1,762	Maxwell Technologies, Inc.(b)	9,039
4,236	Meet Group, Inc. (The)(b)	10,082
72	Mesa Laboratories, Inc.	12,118
273	Methode Electronics, Inc.	10,893
83	MicroStrategy, Inc., Class A(b)	10,579
10,183	Microvision, Inc.(b)(c)	13,034
283	MINDBODY, Inc., Class A(b)	11,221
1,405	Mitek Systems, Inc.(b)	10,889
92	MKS Instruments, Inc.	9,421
2,324	Mobileiron, Inc.(b)	10,807
622	Model N, Inc.(b)	10,667
481	MoneyGram International, Inc.(b)	4,204
93	Monolithic Power Systems, Inc.	10,890
464	Monotype Imaging Holdings, Inc.	10,278
199	MTS Systems Corp.	10,109
326	Mulesoft, Inc., Class A(b)	14,533
389	Nanometrics, Inc.(b)	9,655
1,039	Napco Security Technologies, Inc.(b)	11,117
1,623	NeoPhotonics Corp.(b)	8,342
190	NETGEAR, Inc.(b)	10,507
410	NetScout Systems, Inc.(b)	11,132
147	New Relic, Inc.(b)	10,274
779	NIC, Inc.	11,568
202	Novanta, Inc.(b)	11,878
240	Nutanix, Inc., Class A(b)	12,142
151	NVE Corp.	12,770
1,432	Oclaro, Inc.(b)	11,341
261	Okta, Inc., Class A(b)	11,173
3,109	Ominto, Inc.(b)(c)	9,047
153	OSI Systems, Inc.(b)	9,795
1,028	Park City Group, Inc.(b)	8,121
638	Park Electrochemical Corp.	10,865
102	Paycom Software, Inc.(b)	11,649
195	Paylocity Holding Corp.(b)	10,653
424	PC Connection, Inc.	11,317

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
1,000	PCM, Inc.(b)	$12,950
890	PDF Solutions, Inc.(b)	9,924
177	Pegasystems, Inc.	10,806
467	Perficient, Inc.(b)	11,549
1,291	Photronics, Inc.(b)	9,876
2,477	Pixelworks, Inc.(b)	10,602
192	Plantronics, Inc.	12,509
176	Plexus Corp.(b)	9,652
156	Power Integrations, Inc.	10,577
697	Presidio, Inc.(b)	10,678
286	Progress Software Corp.	10,562
92	Proofpoint, Inc.(b)	10,850
325	PROS Holdings, Inc.(b)	9,594
538	Pure Storage, Inc., Class A(b)	10,884
236	Q2 Holdings, Inc.(b)	11,623
245	QAD, Inc., Class A	11,001
143	Qualys, Inc.(b)	11,004
754	Quantenna Communications, Inc.(b)	9,553
2,694	Quantum Corp.(b)	10,560
705	QuinStreet, Inc.(b)	7,924
664	Quotient Technology, Inc.(b)	8,898
813	Rambus, Inc.(b)	10,976
404	Rapid7, Inc.(b)	11,409
3,303	RealNetworks, Inc.(b)	11,792
208	RealPage, Inc.(b)	11,128
507	Reis, Inc.	10,647
1,910	Ribbon Communications, Inc.(b)	11,116
168	RingCentral, Inc., Class A(b)	11,264
82	Rogers Corp.(b)	8,749
662	Rosetta Stone, Inc.(b)	9,208
6,491	Rubicon Project, Inc. (The)(b)	14,150
387	Rudolph Technologies, Inc.(b)	9,810
483	Sailpoint Technologies Holding, Inc.(b)	11,635
392	Sanmina Corp.(b)	11,564
326	ScanSource, Inc.(b)	11,182
146	Science Applications International Corp.	12,525
1,123	SecureWorks Corp., Class A(b)	12,263
318	Semtech Corp.(b)	12,497
364	Sendgrid, Inc.(b)	10,505
2,559	ServiceSource International, Inc.(b)	9,699
182	Shutterstock, Inc.(b)	7,669
1,805	Sigma Designs, Inc.(b)	11,372
115	Silicon Laboratories, Inc.(b)	10,684
280	SMART Global Holdings, Inc.(b)	10,962
177	SPS Commerce, Inc.(b)	12,137
52	Stamps.com, Inc.(b)	11,843
916	StarTek, Inc.(b)	8,097
490	Stratasys Ltd.(b)	9,393
3,658	SunPower Corp.(b)(c)	31,203
574	Super Micro Computer, Inc.(b)	10,160
339	Sykes Enterprises, Inc.(b)	9,750
229	Synaptics, Inc.(b)	9,966
1,098	Synchronoss Technologies, Inc.(b)	12,298
96	SYNNEX Corp.	9,616
406	Syntel, Inc.(b)	11,725
371	Systemax, Inc.	11,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
128	Tech Data Corp.(b)	$9,760
598	TechTarget, Inc.(b)	12,468
1,835	Telenav, Inc.(b)	9,450
2,155	Tintri, Inc.(b)	2,435
752	Tivo Corp.	10,641
162	Trade Desk, Inc. (The), Class A(b)	8,290
650	Travelport Worldwide Ltd.	11,141
1,001	TrueCar, Inc.(b)	9,910
277	Ttec Holdings, Inc.	8,864
687	TTM Technologies, Inc.(b)	9,577
193	Tucows, Inc., Class A(b)	12,207
286	Twilio, Inc., Class A(b)	12,072
158	Ubiquiti Networks, Inc.(b)(c)	11,259
551	Ultra Clean Holdings, Inc.(b)	9,648
978	Unisys Corp.(b)	10,954
410	Upland Software, Inc.(b)	11,140
1,233	USA Technologies, Inc.(b)	10,789
187	Varonis Systems, Inc.(b)	12,220
854	VASCO Data Security International, Inc.(b)	13,237
589	Veeco Instruments, Inc.(b)	9,100
615	VeriFone Systems, Inc.(b)	14,151
271	Verint Systems, Inc.(b)	11,409
152	ViaSat, Inc.(b)	9,725
1,058	Viavi Solutions, Inc.(b)	9,998
2,810	VirnetX Holding Corp.(b)(c)	6,182
222	Virtusa Corp.(b)	10,687
572	Vishay Intertechnology, Inc.	10,096
323	Vishay Precision Group, Inc.(b)	9,141
583	Web.com Group, Inc.(b)	10,844
473	Workiva, Inc., Class A(b)	10,643
1,048	Xcerra Corp.(b)	12,660
441	XO Group, Inc.(b)	9,561
479	Xperi Corp.	10,538
244	Yelp, Inc., Class A(b)	10,943
820	Yext, Inc.(b)	10,939
239	Zendesk, Inc.(b)	11,651
2,618	Zix Corp.(b)	13,221

		3,003,787

	Materials—6.5%
499	A. Schulman, Inc.	21,407
981	Advanced Emissions Solutions, Inc.	10,811
508	Advansix, Inc.(b)	18,197
2,747	Agrofresh Solutions, Inc.(b)	19,009
3,956	AK Steel Holding Corp.(b)	18,158
782	Allegheny Technologies, Inc.(b)	20,778
1,106	American Vanguard Corp.	23,834
1,987	Ampco-Pittsburgh Corp.	19,572
272	Balchem Corp.	24,001
554	Boise Cascade Co.	23,046
423	Carpenter Technology Corp.	22,529
1,097	Century Aluminum Co.(b)	19,165
203	Chase Corp.	22,736
565	Clearwater Paper Corp.(b)	13,362
2,845	Cleveland-Cliffs, Inc.(b)	21,110
2,685	Coeur Mining, Inc.(b)	20,325
856	Commercial Metals Co.	17,985

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
344	Compass Minerals International, Inc.	$23,151
1,181	Core Molding Technologies, Inc.	18,306
898	Ferro Corp.(b)	19,765
4,078	Flotek Industries, Inc.(b)	14,558
2,567	Forterra, Inc.(b)	18,842
1,660	FutureFuel Corp.	19,422
707	GCP Applied Technologies, Inc.(b)	20,256
5,109	Gold Resource Corp.	25,903
408	Greif, Inc., Class A	23,876
406	H.B. Fuller Co.	20,085
620	Hawkins, Inc.	20,150
499	Haynes International, Inc.	20,863
5,600	Hecla Mining Co.	21,448
271	Ingevity Corp.(b)	20,821
506	Innophos Holdings, Inc.	20,938
314	Innospec, Inc.	22,828
5,529	Intrepid Potash, Inc.(b)	25,046
206	Kaiser Aluminum Corp.	20,299
620	KapStone Paper and Packaging Corp.	21,340
15,896	Klondex Mines Ltd. (Canada)(b)	38,945
340	KMG Chemicals, Inc.	20,907
510	Koppers Holdings, Inc.(b)	22,338
478	Kraton Corp.(b)	21,830
931	Kronos Worldwide, Inc.	21,450
775	Louisiana-Pacific Corp.	21,956
2,938	LSB Industries, Inc.(b)	16,247
407	Materion Corp.	20,655
299	Minerals Technologies, Inc.	20,646
1,012	Myers Industries, Inc.	23,580
270	Neenah, Inc.	21,060
974	Olympic Steel, Inc.	22,840
2,006	OMNOVA Solutions, Inc.(b)	21,865
1,020	P.H. Glatfelter Co.	21,308
496	PolyOne Corp.	20,758
1,564	PQ Group Holdings, Inc.(b)	21,740
141	Quaker Chemical Corp.	20,726
1,112	Rayonier Advanced Materials, Inc.	23,797
2,145	Ryerson Holding Corp.(b)	21,557
630	Schnitzer Steel Industries, Inc., Class A	18,554
547	Schweitzer-Mauduit International, Inc.	21,349
294	Sensient Technologies Corp.	19,595
256	Stepan Co.	18,002
680	Summit Materials, Inc., Class A(b)	19,135
2,207	SunCoke Energy, Inc.(b)	25,358
1,251	TimkenSteel Corp.(b)	21,004
2,177	Trecora Resources(b)	28,192
1,211	Tredegar Corp.	21,314
268	Trinseo SA	19,551
1,094	Tronox Ltd., Class A	18,795
757	UFP Technologies, Inc.(b)	25,170
298	United States Lime & Minerals, Inc.	22,267
318	US Concrete, Inc.(b)	18,587
3,358	Valhi, Inc.	27,871
1,236	Verso Corp., Class A(b)	22,322
897	Warrior Met Coal, Inc.	20,855
479	Worthington Industries, Inc.	21,330

		1,547,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—2.4%
204	Acadia Realty Trust REIT	$4,814
105	Agree Realty Corp. REIT	5,132
211	Alexander & Baldwin, Inc. REIT	4,832
14	Alexander’s, Inc. REIT	5,507
178	Altisource Portfolio Solutions SA(b)	4,874
158	American Assets Trust, Inc. REIT	5,304
287	Americold Realty Trust REIT	5,915
379	Armada Hoffler Properties, Inc. REIT	5,143
800	Ashford Hospitality Trust, Inc. REIT	5,504
629	Bluerock Residential Growth REIT, Inc., Class A REIT	5,655
516	Braemar Hotels & Resorts, Inc. REIT	5,366
373	CareTrust REIT, Inc. REIT	4,927
378	CatchMark Timber Trust, Inc., Class A REIT	4,929
1,082	CBL & Associates Properties, Inc. REIT	4,523
1,276	Cedar Realty Trust, Inc. REIT	4,964
271	Chatham Lodging Trust REIT	5,163
192	Chesapeake Lodging Trust REIT	5,672
465	City Office REIT, Inc. REIT	5,292
587	Clipper Realty, Inc. REIT	4,808
205	Community Healthcare Trust, Inc. REIT	5,227
79	Consolidated-Tomoka Land Co.	4,860
138	CorEnergy Infrastructure Trust, Inc. REIT	5,318
598	Cousins Properties, Inc. REIT	5,316
486	DiamondRock Hospitality Co. REIT	5,370
259	Easterly Government Properties, Inc. REIT	5,338
62	EastGroup Properties, Inc. REIT	5,566
159	Education Realty Trust, Inc. REIT	5,233
620	Farmland Partners, Inc. REIT(c)	4,724
175	First Industrial Realty Trust, Inc. REIT	5,444
217	Forestar Group, Inc.(b)	4,731
227	Four Corners Property Trust, Inc. REIT	5,144
619	Franklin Street Properties Corp. REIT	4,816
508	Front Yard Residential Corp. REIT	4,989
92	FRP Holdings, Inc.(b)	5,290
237	GEO Group, Inc. (The) REIT	5,332
206	Getty Realty Corp. REIT	5,160
290	Gladstone Commercial Corp. REIT	5,029
722	Global Medical REIT, Inc. REIT	5,624
293	Global NET Lease, Inc. REIT	5,453
369	Government Properties Income Trust REIT	4,609
228	Gramercy Property Trust REIT	5,358
141	Griffin Industrial Realty, Inc.	5,231
187	Healthcare Realty Trust, Inc. REIT	5,204
296	Hersha Hospitality Trust REIT	5,559
107	HFF, Inc., Class A	3,760
596	Independence Realty Trust, Inc. REIT	5,602
241	Industrial Logistics Properties Trust REIT	4,945
260	InfraREIT, Inc. REIT	5,541
1,080	Investors Real Estate Trust REIT	5,756
510	iStar, Inc. REIT(b)	5,171
288	Jernigan Capital, Inc. REIT	5,530
302	Kennedy-Wilson Holdings, Inc.	5,723
329	Kite Realty Group Trust REIT	4,843
197	LaSalle Hotel Properties REIT	5,825
634	Lexington Realty Trust REIT	5,097
131	LTC Properties, Inc. REIT	4,736

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
301	Mack-Cali Realty Corp. REIT	$5,168
154	Marcus & Millichap, Inc.(b)	5,261
431	Maui Land & Pineapple Co., Inc.(b)	4,590
489	MedEquities Realty Trust, Inc. REIT	4,983
351	Monmouth Real Estate Investment Corp. REIT	5,486
75	National Health Investors, Inc. REIT	5,120
198	National Storage Affiliates Trust REIT	5,211
638	New Senior Investment Group, Inc. REIT	5,500
350	Newmark Group, Inc., Class A(b)	5,285
208	NexPoint Residential Trust, Inc. REIT	5,572
494	NorthStar Realty Europe Corp. REIT	7,163
223	One Liberty Properties, Inc. REIT	5,298
149	Pebblebrook Hotel Trust REIT	5,213
509	Pennsylvania Real Estate Investment Trust REIT	4,927
341	Physicians Realty Trust REIT	5,095
101	PotlatchDeltic Corp. REIT	5,237
356	Preferred Apartment Communities, Inc., Class A REIT	5,237
45	PS Business Parks, Inc. REIT	5,188
147	QTS Realty Trust, Inc., Class A REIT	5,202
308	Quality Care Properties, Inc. REIT(b)	6,767
2,213	Rafael Holdings, Inc., Class B(b)	18,147
424	Ramco-Gershenson Properties Trust REIT	5,067
91	RE/MAX Holdings, Inc., Class A	4,928
217	Redfin Corp.(b)	4,644
292	Retail Opportunity Investments Corp. REIT	5,022
182	Rexford Industrial Realty, Inc. REIT	5,560
260	RLJ Lodging Trust REIT	5,400
72	RMR Group, Inc. (The), Class A	5,357
68	Ryman Hospitality Properties, Inc. REIT	5,330
284	Sabra Health Care REIT, Inc. REIT	5,200
300	Safety Income & Growth, Inc. REIT	5,385
100	Saul Centers, Inc. REIT	4,785
270	Select Income REIT	5,119
145	Seritage Growth Properties, Class A REIT	5,158
270	St. Joe Co. (The)(b)	4,657
215	STAG Industrial, Inc., Class A REIT	5,283
169	Stratus Properties, Inc.(b)	5,281
394	Summit Hotel Properties, Inc. REIT	5,705
349	Sunstone Hotel Investors, Inc. REIT	5,444
222	Tejon Ranch Co.(b)	5,401
148	Terreno Realty Corp. REIT	5,498
270	Tier REIT, Inc. REIT	5,133
114	Transcontinental Realty Investors, Inc.(b)	4,998
834	Trinity Place Holdings, Inc.(b)	5,463
424	UMH Properties, Inc. REIT	5,737
86	Universal Health Realty Income Trust REIT	5,154
229	Urban Edge Properties REIT	4,711
280	Urstadt Biddle Properties, Inc., Class A REIT	5,564
783	Washington Prime Group, Inc. REIT	5,066
196	Washington Real Estate Investment Trust REIT	5,629
479	Whitestone REIT	5,197
258	Xenia Hotels & Resorts, Inc. REIT	5,312

		578,616

	Telecommunication Services—3.1%
913	ATN International, Inc.	48,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell 2000 Equal Weight ETF (EQWS) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services (continued)
1,989	Boingo Wireless, Inc.(b)	$46,662
3,575	Cincinnati Bell, Inc.(b)	54,161
1,283	Cogent Communications Holdings, Inc.	60,494
4,660	Consolidated Communications Holdings, Inc.	52,658
6,772	Frontier Communications Corp.(c)	56,208
60,756	Globalstar, Inc.(b)	37,158
4,427	IDT Corp., Class B	23,994
4,765	Iridium Communications, Inc.(b)	56,704
974	Ooma, Inc.(b)	10,373
5,487	ORBCOMM, Inc.(b)	49,493
310	pdvWireless, Inc.(b)	9,021
1,619	Shenandoah Telecommunications Co.	61,117
3,482	Spok Holdings, Inc.	51,882
5,141	Vonage Holdings Corp.(b)	57,476
36,067	Windstream Holdings, Inc.	55,904

		731,694

	Utilities—8.1%
826	ALLETE, Inc.	63,115
1,089	American States Water Co.	60,679
1,626	Artesian Resources Corp., Class A	62,276
27,240	Atlantic Power Corp.(b)	59,928
1,156	Avista Corp.	59,950
1,078	Black Hills Corp.	61,101
4,901	Cadiz, Inc.(b)(c)	65,918
1,511	California Water Service Group	58,551
806	Chesapeake Utilities Corp.	61,256
1,110	Connecticut Water Service, Inc.	75,480
1,146	El Paso Electric Co.	58,503
686	IDACORP, Inc.	63,798
1,035	MGE Energy, Inc.	60,082
1,546	Middlesex Water Co.	64,406
1,431	New Jersey Resources Corp.	59,172
1,024	Northwest Natural Gas Co.	62,771
1,097	NorthWestern Corp.	60,269
3,385	NRG Yield, Inc., Class C	60,253
869	ONE Gas, Inc.	60,587
1,025	Ormat Technologies, Inc.	59,347
1,347	Otter Tail Corp.	59,066
3,165	Pattern Energy Group, Inc., Class A	57,540
1,575	PNM Resources, Inc.	62,449
1,424	Portland General Electric Co.	60,491
1,051	SJW Corp.	63,533
2,074	South Jersey Industries, Inc.	64,087
825	Southwest Gas Holdings, Inc.	60,217
819	Spire, Inc.	59,091
2,220	TerraForm Power, Inc., Class A	24,753
1,293	Unitil Corp.	62,827
681	WGL Holdings, Inc.	57,953
1,858	York Water Co. (The)	59,828

		1,929,277

	Total Common Stocks & Other Equity Interests (Cost $21,982,384)	23,744,876

Number of Shares		Value
	Money Market Fund—0.3%
74,785	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(f) (Cost $74,785)	$74,785

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $22,057,169)—100.2%	23,819,661

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.0%
707,161	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(f)(g) (Cost $707,161)	707,161

	Total Investments in Securities (Cost $22,764,330)—103.2%	24,526,822
	Other assets less liabilities—(3.2)%	(771,983)

	Net Assets—100.0%	$23,754,839

Investment Abbreviations:

REIT—Real Estate Investment Trust

Rts.—Rights

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments(a)

Invesco Russell 2000 Pure Growth ETF (PXSG)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—14.8%
68	Asbury Automotive Group, Inc.(b)	$4,559
7,930	Camping World Holdings, Inc., Class A	227,036
1,338	Cheesecake Factory, Inc. (The)(c)	69,509
17,733	Chegg, Inc.(b)	411,583
1,092	Children’s Place, Inc. (The)	139,285
990	Churchill Downs, Inc.	271,854
6,028	Collectors Universe, Inc.	94,459
3,056	Dave & Buster’s Entertainment, Inc.(b)	129,849
900	Dorman Products, Inc.(b)	57,834
5,804	Duluth Holdings, Inc., Class B(b)(c)	100,699
10,698	Eldorado Resorts, Inc.(b)	433,269
3,987	Five Below, Inc.(b)	281,522
3,650	Fox Factory Holding Corp.(b)	121,363
8,445	Francesca’s Holdings Corp.(b)	41,803
10,613	GoPro, Inc., Class A(b)(c)	53,702
2,214	Grand Canyon Education, Inc.(b)	230,234
110,133	Groupon, Inc., Class A(b)	511,017
4,895	IMAX Corp.(b)	113,564
6,983	Installed Building Products, Inc.(b)	402,919
2,901	iRobot Corp.(b)(c)	169,302
3,473	LCI Industries	330,977
4,032	Lindblad Expeditions Holdings, Inc.(b)	44,150
8,520	MCBC Holdings, Inc.(b)	204,480
900	Monro, Inc.	50,355
14,902	Noodles & Co., Class A(b)	108,040
4,403	Nutrisystem, Inc.	127,687
2,693	Ollie’s Bargain Outlet Holdings, Inc.(b)	167,505
993	Papa John’s International, Inc.(c)	61,566
255	SeaWorld Entertainment, Inc.(b)(c)	3,848
5,136	Shake Shack, Inc., Class A(b)(c)	244,525
4,684	Shutterfly, Inc.(b)	379,029
10,171	Sleep Number Corp.(b)	288,246
3,159	Sotheby’s(b)	166,795
4,844	Taylor Morrison Home Corp., Class A(b)	115,093
366	Tenneco, Inc.	16,357
5,794	Texas Roadhouse, Inc.	371,280
18,472	Tile Shop Holdings, Inc.	126,533
2,312	Universal Electronics, Inc.(b)	107,046
8,532	World Wrestling Entertainment, Inc., Class A	339,488

		7,118,362

	Consumer Staples—2.1%
2,589	Calavo Growers, Inc.	242,589
205	Coca-Cola Bottling Co. Consolidated	34,520
7,637	elf Beauty, Inc.(b)(c)	138,764
5,333	Natural Health Trends Corp.	98,980
1,365	PriceSmart, Inc.	119,574
3,372	USANA Health Sciences, Inc.(b)	355,915
13	WD-40 Co.	1,715

		992,057

	Energy—0.8%
36,154	Evolution Petroleum Corp.	336,232
2,779	Jagged Peak Energy, Inc.(b)(c)	39,823

		376,055

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials—3.6%
441	Diamond Hill Investment Group, Inc.	$86,180
248	Evercore, Inc., Class A	25,110
1,468	Financial Engines, Inc.	65,546
6,332	Health Insurance Innovations, Inc., Class A(b)	180,462
441	Kinsale Capital Group, Inc.	22,734
2,138	LendingTree, Inc.(b)(c)	509,699
2,669	Moelis & Co., Class A	143,592
2,396	ServisFirst Bancshares, Inc.	100,536
5,716	Trupanion, Inc.(b)(c)	150,217
187	Virtu Financial, Inc., Class A	6,732
1,254	Westwood Holdings Group, Inc.	72,707
36,633	WisdomTree Investments, Inc.	387,211

		1,750,726

	Health Care—20.5%
55,823	Antares Pharma, Inc.(b)	130,626
26	Atrion Corp.	16,175
3,410	BioSpecifics Technologies Corp.(b)	144,652
6,720	BioTelemetry, Inc.(b)	256,704
144	Cambrex Corp.(b)	7,625
2,546	Cantel Medical Corp.	285,330
14,242	Castlight Health, Inc., Class B(b)	53,407
9,250	Civitas Solutions, Inc.(b)	131,812
2,137	Clovis Oncology, Inc.(b)	92,703
20,273	Corcept Therapeutics, Inc.(b)	338,154
3,522	CorVel Corp.(b)	172,754
11,129	Cutera, Inc.(b)	558,119
25,289	Depomed, Inc.(b)	158,815
103	Encompass Health Corp.	6,264
23,218	Endologix, Inc.(b)	100,070
3,111	Exact Sciences Corp.(b)	155,581
14,055	Fluidigm Corp.(b)	82,925
6,113	GenMark Diagnostics, Inc.(b)	38,267
50,547	Geron Corp.(b)(c)	188,035
1,652	Glaukos Corp.(b)	55,639
3,558	HealthEquity, Inc.(b)	233,654
7,606	HealthStream, Inc.	176,383
1,605	Heska Corp.(b)	131,000
18,169	ImmunoGen, Inc.(b)	199,677
12,498	Innoviva, Inc.(b)	181,221
17,275	Inovio Pharmaceuticals, Inc.(b)(c)	75,837
439	Insulet Corp.(b)	37,754
322	iRhythm Technologies, Inc.(b)	18,724
5,093	Ironwood Pharmaceuticals, Inc., Class A(b)	92,285
3,697	K2M Group Holdings, Inc.(b)	70,613
13,408	Lexicon Pharmaceuticals, Inc.(b)(c)	110,616
563	Ligand Pharmaceuticals, Inc.(b)	87,181
1,131	Masimo Corp.(b)	101,485
3,912	Medidata Solutions, Inc.(b)	279,160
26,437	MiMedx Group, Inc.(b)(c)	217,048
4,323	Neogen Corp.(b)	294,612
39,400	NeoGenomics, Inc.(b)(c)	377,452
1,065	Nevro Corp.(b)	95,168
690	NewLink Genetics Corp.(b)	3,146
4,105	Novocure Ltd.(b)	112,067
2,178	NuVasive, Inc.(b)	115,891
838	NxStage Medical, Inc.(b)	22,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
8,654	Ocular Therapeutix, Inc.(b)(c)	$54,434
4,431	Omnicell, Inc.(b)	190,976
10,160	Oxford Immunotec Global PLC(b)	130,353
57,632	Pacific Biosciences of California, Inc.(b)(c)	148,691
8,201	Pacira Pharmaceuticals, Inc.(b)	271,453
2,898	Paratek Pharmaceuticals, Inc.(b)	31,009
3,982	PRA Health Sciences, Inc.(b)	327,201
2,555	Radius Health, Inc.(b)(c)	77,161
9,177	RadNet, Inc.(b)	121,595
9,041	Repligen Corp.(b)	334,517
2,785	Revance Therapeutics, Inc.(b)	77,841
10,180	Rigel Pharmaceuticals, Inc.(b)	36,750
22	Sage Therapeutics, Inc.(b)	3,166
3,182	STAAR Surgical Co.(b)	51,708
15,079	Surgery Partners, Inc.(b)(c)	241,264
2,051	Syneos Health, Inc., Class A(b)	78,143
13,486	Tabula Rasa Healthcare, Inc.(b)	552,791
44,243	Teligent, Inc.(b)(c)	132,729
18,929	Tenet Healthcare Corp.(b)	453,160
42,464	TherapeuticsMD, Inc.(b)(c)	233,552
889	U.S. Physical Therapy, Inc.	81,121
10,944	Vanda Pharmaceuticals, Inc.(b)	152,669
12,300	Veracyte, Inc.(b)	74,538
445	Viveve Medical, Inc.(b)	1,531

		9,865,292

	Industrials—16.0%
4,521	AAON, Inc.	153,714
584	Advanced Disposal Services, Inc.(b)	12,871
9,329	Advanced Drainage Systems, Inc.	235,091
15,466	Aerojet Rocketdyne Holdings, Inc.(b)	432,120
3,676	Air Transport Services Group, Inc.(b)	74,402
136	Allegiant Travel Co.	21,794
6,709	Allied Motion Technologies, Inc.	267,488
2,386	American Woodmark Corp.(b)	196,129
902	Apogee Enterprises, Inc.	37,081
233	Aqua Metals, Inc.(b)	729
545	Argan, Inc.	21,800
1,813	Asgn, Inc.(b)	146,182
4,780	Atkore International Group, Inc.(b)	84,941
4,334	Avis Budget Group, Inc.(b)	214,143
14,697	Axon Enterprise, Inc.(b)	616,980
673	AZZ, Inc.	29,982
1,962	Barrett Business Services, Inc.	171,714
26,772	Builders FirstSource, Inc.(b)	488,054
2,639	Douglas Dynamics, Inc.	110,178
1,442	Dycom Industries, Inc.(b)	149,766
44,036	Energy Recovery, Inc.(b)(c)	373,866
1,463	Forward Air Corp.	78,987
3,031	Healthcare Services Group, Inc.	117,088
10,028	Hudson Technologies, Inc.(b)(c)	43,923
5,801	Insperity, Inc.	465,530
526	John Bean Technologies Corp.	56,677
4,827	Kforce, Inc.	128,157
670	Lydall, Inc.(b)	29,882
3,036	Masonite International Corp.(b)	184,285
2,276	MasTec, Inc.(b)	100,144

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
2,353	Omega Flex, Inc.	$153,651
5,051	Patrick Industries, Inc.(b)	287,402
27,823	PGT Innovations, Inc.(b)	485,511
3,152	Proto Labs, Inc.(b)	375,561
815	RBC Bearings, Inc.(b)	94,850
1,036	REV Group, Inc.	18,700
384	TPI Composites, Inc.(b)	8,698
1,423	Trex Co., Inc.(b)	147,821
9,876	TriNet Group, Inc.(b)	510,095
4,814	US Ecology, Inc.	256,586
2,634	WageWorks, Inc.(b)	109,706
8,326	Willdan Group, Inc.(b)	238,124

		7,730,403

	Information Technology—38.4%
4,041	2U, Inc.(b)	325,260
2,041	3D Systems Corp.(b)(c)	20,492
24,369	8x8, Inc.(b)	493,472
23,407	A10 Networks, Inc.(b)	142,783
8,913	ACI Worldwide, Inc.(b)	207,227
30,399	Aerohive Networks, Inc.(b)	123,724
5,993	Alarm.com Holdings, Inc.(b)	241,997
2,106	Alteryx, Inc., Class A(b)	65,812
23,292	Amber Road, Inc.(b)	215,684
1,507	AppFolio, Inc., Class A(b)	72,261
4,817	Applied Optoelectronics, Inc.(b)(c)	153,951
2,457	Apptio, Inc., Class A(b)	72,506
1,247	Badger Meter, Inc.	52,935
608	Benefitfocus, Inc.(b)(c)	18,362
2,290	Blackbaud, Inc.	240,358
3,778	Blackhawk Network Holdings, Inc., Class A(b)	169,632
1,049	Blackline, Inc.(b)	43,429
10,405	Box, Inc., Class A(b)	237,858
6,252	CalAmp Corp.(b)	123,477
16,300	Carbonite, Inc.(b)	506,930
23,666	Care.com, Inc.(b)	369,190
1,098	CEVA, Inc.(b)	35,795
8,228	CommerceHub, Inc., Series C(b)	186,529
2,222	CommVault Systems, Inc.(b)	155,429
9,489	Cornerstone OnDemand, Inc.(b)	418,750
1,206	Coupa Software, Inc.(b)	55,922
10,448	CPI Card Group, Inc.(c)	26,851
2,377	Ebix, Inc.	184,218
2,986	Ellie Mae, Inc.(b)	289,254
19,621	Endurance International Group Holdings, Inc.(b)	144,214
7,817	Entegris, Inc.	251,707
6,473	Envestnet, Inc.(b)	351,484
2,968	EPAM Systems, Inc.(b)	339,391
1,192	ePlus, Inc.(b)	95,181
1,951	Etsy, Inc.(b)	58,413
1,654	Everbridge, Inc.(b)	61,777
7,999	Everi Holdings, Inc.(b)	51,274
198	ExlService Holdings, Inc.(b)	11,446
29,070	Extreme Networks, Inc.(b)	311,049
1,758	Fair Isaac Corp.(b)	304,450
8,874	Five9, Inc.(b)	260,629
756	FormFactor, Inc.(b)	8,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
6,489	GrubHub, Inc.(b)	$656,297
10,718	GTT Communications, Inc.(b)	515,000
2,762	HubSpot, Inc.(b)	292,496
2,682	Ichor Holdings Ltd.(b)(c)	59,272
20,961	Immersion Corp.(b)(c)	230,781
4,585	Impinj, Inc.(b)(c)	56,350
6,902	Inphi Corp.(b)(c)	197,259
3,917	Integrated Device Technology, Inc.(b)	109,010
23,290	Iteris, Inc.(b)	118,080
2,561	j2 Global, Inc.	203,292
15,200	Lattice Semiconductor Corp.(b)	82,384
187	Littelfuse, Inc.	34,954
12,703	LivePerson, Inc.(b)	213,410
3,327	Lumentum Holdings, Inc.(b)	167,847
1,658	MACOM Technology Solutions Holdings, Inc.(b)(c)	27,556
2,916	MAXIMUS, Inc.	197,209
1,998	MaxLinear, Inc., Class A(b)	44,615
1,245	Mesa Laboratories, Inc.	209,546
1,382	MINDBODY, Inc., Class A(b)	54,796
17,645	Mitek Systems, Inc.(b)	136,749
2,908	MKS Instruments, Inc.	297,779
35,810	Mobileiron, Inc.(b)	166,517
1,787	Monolithic Power Systems, Inc.	209,258
1,616	Mulesoft, Inc., Class A(b)	72,041
4,430	New Relic, Inc.(b)	309,613
1,762	NIC, Inc.	26,166
6,495	Novanta, Inc.(b)	381,906
2,319	Nutanix, Inc., Class A(b)	117,318
3,313	Paycom Software, Inc.(b)	378,378
7,897	Paylocity Holding Corp.(b)	431,413
4,457	Pegasystems, Inc.	272,100
3,020	Plantronics, Inc.	196,753
1,031	Power Integrations, Inc.	69,902
4,898	Q2 Holdings, Inc.(b)	241,227
9,294	Quantenna Communications, Inc.(b)	117,755
30,163	Quotient Technology, Inc.(b)	404,184
2,489	Rapid7, Inc.(b)	70,289
6,957	RealPage, Inc.(b)	372,200
10,374	RingCentral, Inc., Class A(b)	695,577
11,826	StarTek, Inc.(b)	104,542
755	Trade Desk, Inc. (The), Class A(b)	38,633
10,738	TrueCar, Inc.(b)	106,306
4,218	Ttec Holdings, Inc.	134,976
5,210	Tucows, Inc., Class A(b)(c)	329,533
1,517	Twilio, Inc., Class A(b)	64,033
4,244	Ubiquiti Networks, Inc.(b)(c)	302,427
1,742	Upland Software, Inc.(b)	47,330
38,362	USA Technologies, Inc.(b)	335,668
5,428	Varonis Systems, Inc.(b)	354,720
58,626	VirnetX Holding Corp.(b)(c)	128,977
220	Web.com Group, Inc.(b)	4,092
2,484	Workiva, Inc., Class A(b)	55,890
7,372	Zendesk, Inc.(b)	359,385
46,806	Zix Corp.(b)	236,370

		18,539,939

	Materials—1.7%
2,111	Balchem Corp.	186,275
1,336	Chase Corp.	149,632

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
1,294	PolyOne Corp.	$54,154
5,354	Summit Materials, Inc., Class A(b)	150,661
4,897	US Concrete, Inc.(b)	286,230

		826,952

	Real Estate—1.0%
2,369	Altisource Portfolio Solutions SA(b)(c)	64,863
4,604	HFF, Inc., Class A	161,784
6,621	Maui Land & Pineapple Co., Inc.(b)	70,514
1,568	PotlatchDeltic Corp. REIT	81,301
644	PS Business Parks, Inc. REIT	74,240
743	Universal Health Realty Income Trust REIT	44,528

		497,230

	Telecommunication Services—1.1%
5,816	Boingo Wireless, Inc.(b)	136,443
9,918	Shenandoah Telecommunications Co.	374,405

		510,848

	Total Common Stocks & Other Equity Interests (Cost $40,993,067)	48,207,864

	Money Market Fund—0.2%
86,257	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $86,257)	86,257

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $41,079,324)—100.2%	48,294,121

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.4%
4,526,990	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $4,526,990)	4,526,990

	Total Investments in Securities (Cost $45,606,314)—109.6%	52,821,111
	Other assets less liabilities—(9.6)%	(4,606,366)

	Net Assets—100.0%	$48,214,745

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Schedule of Investments(a)

Invesco Russell 2000 Pure Value ETF (PXSV)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—11.6%
3,624	Abercrombie & Fitch Co., Class A	$92,847
251	Acushnet Holdings Corp.	6,064
10,239	Adtalem Global Education, Inc.(b)	487,376
18,430	AMC Entertainment Holdings, Inc., Class A(c)	321,603
9,218	American Eagle Outfitters, Inc.	190,628
10,292	American Public Education, Inc.(b)	414,768
462	Ascena Retail Group, Inc.(b)	1,026
20,155	Barnes & Noble Education, Inc.(b)	144,914
25,945	Barnes & Noble, Inc.	143,995
13,115	Buckle, Inc. (The)(c)	302,301
17,317	Callaway Golf Co.	298,891
8,547	Cato Corp. (The), Class A	138,547
1,076	Citi Trends, Inc.	32,958
4,450	Clear Channel Outdoor Holdings, Inc., Class A	21,360
3,994	Cooper Tire & Rubber Co.	97,653
6,280	CSS Industries, Inc.	107,137
13,830	Del Taco Restaurants, Inc.(b)	154,343
823	Dillard’s, Inc., Class A(c)	61,355
4,246	DSW, Inc., Class A	94,686
22,981	E.W. Scripps Co. (The), Class A	255,779
14,581	Entercom Communications Corp., Class A(c)	147,997
4,363	Ethan Allen Interiors, Inc.	96,204
32,705	Express, Inc.(b)	256,407
44,705	Fluent, Inc.(b)(c)	122,939
4,372	FTD Cos., Inc.(b)	28,156
35,236	Gannett Co., Inc.	340,732
201	Genesco, Inc.(b)	8,593
25,726	Guess?, Inc.	599,159
1,930	Haverty Furniture Cos., Inc.	35,029
20,653	Iconix Brand Group, Inc.(b)(c)	16,743
8,155	International Speedway Corp., Class A	335,171
19,382	Libbey, Inc.	110,865
3,461	Monarch Casino & Resort, Inc.(b)	147,646
4,901	Movado Group, Inc.	193,344
9,083	National CineMedia, Inc.	51,955
66,018	Office Depot, Inc.	151,181
8,489	Perry Ellis International, Inc.(b)	220,290
32,582	Regis Corp.(b)	508,931
10,763	Scholastic Corp.	445,588
5,286	Sequential Brands Group, Inc.(b)(c)	10,202
22,899	Speedway Motorsports, Inc.	404,167
1,368	Stoneridge, Inc.(b)	36,019
2,497	Superior Industries International, Inc.	32,836
3,271	Tilly’s, Inc., Class A	36,668
8,572	Unifi, Inc.(b)	253,817
36,372	Vera Bradley, Inc.(b)	413,913
14,447	VOXX International Corp.(b)	72,235

		8,445,018

	Consumer Staples—0.7%
273	Andersons, Inc. (The)	8,914
35,769	Natural Grocers by Vitamin Cottage, Inc.(b)	255,748
7,117	Nature’s Sunshine Products, Inc.(b)	65,832
2,394	Universal Corp.	112,638
989	Weis Markets, Inc.	45,514

		488,646

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy—17.5%
17,698	Approach Resources, Inc.(b)(c)	$49,200
661	Basic Energy Services, Inc.(b)	10,695
18,646	Bristow Group, Inc.	299,268
53,359	CARBO Ceramics, Inc.(b)(c)	471,694
107,030	Clean Energy Fuels Corp.(b)	172,318
144,300	Cloud Peak Energy, Inc.(b)	460,317
7,251	Contango Oil & Gas Co.(b)	27,046
6,086	Delek US Holdings, Inc.	288,294
115,285	DHT Holdings, Inc.	418,485
42,276	Diamond Offshore Drilling, Inc.(b)(c)	777,456
39,517	Dorian LPG Ltd.(b)	284,127
8,468	Dril-Quip, Inc.(b)	350,999
4,526	Earthstone Energy, Inc., Class A(b)	46,301
43,802	Eclipse Resources Corp.(b)	58,257
127,030	Ensco PLC, Class A	717,720
17,842	Era Group, Inc.(b)	188,233
7,955	Exterran Corp.(b)	233,002
11,991	Forum Energy Technologies, Inc.(b)	151,087
29,117	Frank’s International NV	203,528
65,934	Frontline Ltd. (Norway)(c)	285,494
22,434	Gener8 Maritime, Inc.(b)	129,220
13,084	Geospace Technologies Corp.(b)	137,905
17,360	Golar LNG Ltd. (Bermuda)	558,124
1,863	Green Plains, Inc.	34,652
34,926	Gulf Island Fabrication, Inc.	349,260
80,493	Halcon Resources Corp.(b)	432,247
47,898	Helix Energy Solutions Group, Inc.(b)	369,773
13,719	Highpoint Resources Corp.(b)	94,798
57,186	Independence Contract Drilling, Inc.(b)	262,484
4,343	International Seaways Inc.(b)	87,425
3,145	Key Energy Services, Inc.(b)(c)	50,414
10,767	McDermott International, Inc.(b)	71,062
2,788	Midstates Petroleum Co., Inc.(b)	39,004
3,467	Natural Gas Services Group, Inc.(b)	83,555
48,003	Newpark Resources, Inc.(b)	504,031
40,173	Noble Corp. PLC(b)	187,608
12,579	Oil States International, Inc.(b)	452,215
144,166	Overseas Shipholding Group, Inc., Class A(b)	537,739
2,595	Pacific Ethanol, Inc.(b)	9,082
229,820	Parker Drilling Co.(b)	144,879
986	PDC Energy, Inc.(b)	52,790
7,050	Peabody Energy Corp.	259,792
124,834	Pioneer Energy Services Corp.(b)	430,677
760	Rowan Cos. PLC, Class A(b)	10,974
19,433	Scorpio Tankers, Inc. (Monaco)	51,692
6,541	SEACOR Holdings, Inc.(b)	358,708
6,426	SEACOR Marine Holdings, Inc.(b)	152,232
32,538	Ship Finance International Ltd. (Norway)	463,667
120	Stone Energy Corp.(b)	4,272
21,530	Superior Energy Services, Inc.(b)	231,017
53,137	Teekay Corp. (Bermuda)(c)	468,668
47,597	TETRA Technologies, Inc.(b)	187,056
2,567	Unit Corp.(b)	58,220

		12,758,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials—31.7%
21,081	AG Mortgage Investment Trust, Inc. REIT	$372,712
75,469	Anworth Mortgage Asset Corp. REIT	356,968
5,059	Apollo Commercial Real Estate Finance, Inc. REIT	91,163
2,146	Argo Group International Holdings Ltd.	125,434
22,764	Arlington Asset Investment Corp., Class A(c)	260,420
11,285	ARMOUR Residential REIT, Inc. REIT	255,380
717	Associated Capital Group, Inc., Class A	25,920
12,028	B. Riley Financial, Inc.	248,378
2,852	Baldwin & Lyons, Inc., Class B	66,452
18,131	Bancorp, Inc. (The)(b)	187,656
5,581	Bank of Marin Bancorp	404,902
5,325	Banner Corp.	305,655
7,431	Berkshire Hills Bancorp, Inc.	282,006
6,714	Boston Private Financial Holdings, Inc.	107,760
5,717	Camden National Corp.	253,320
1,367	Cannae Holdings, Inc.(b)	28,242
27,420	Capitol Federal Financial, Inc.	341,927
45,287	Capstead Mortgage Corp. REIT	398,526
4,605	Cathay General Bancorp	184,246
2,932	Central Valley Community Bancorp	60,399
21,151	Cherry Hill Mortgage Investment Corp. REIT	372,681
23,283	Civista Bancshares, Inc.	534,112
3,615	CNB Financial Corp.	102,521
754	CNO Financial Group, Inc.	16,166
3,276	Community Bank System, Inc.	184,275
6,672	Community Trust Bancorp, Inc.	320,256
56,680	CYS Investments, Inc. REIT	406,396
23,343	Dime Community Bancshares, Inc.	461,024
4,151	Donegal Group, Inc., Class A	57,782
54,314	Dynex Capital, Inc. REIT	357,386
25,402	Ellington Residential Mortgage REIT	288,821
1,011	Enterprise Bancorp, Inc.	36,578
2,792	Enterprise Financial Services Corp.	141,973
27,483	EZCORP, Inc., Class A(b)	376,517
1,947	FBL Financial Group, Inc., Class A	151,379
1,501	Federal Agricultural Mortgage Corp., Class C	128,351
13,691	Fidelity Southern Corp.	311,196
3,890	Financial Institutions, Inc.	120,979
76,183	First BanCorp/Puerto Rico(b)	550,041
397	First Citizens BancShares, Inc., Class A	171,619
243	First Commonwealth Financial Corp.	3,679
2,864	First Community Bancshares, Inc.	88,870
635	First Defiance Financial Corp.	37,884
9,308	First Financial Bancorp	288,083
5,505	First Financial Corp.	235,339
5,688	First Interstate BancSystem, Inc., Class A	230,364
16,880	Flagstar Bancorp, Inc.(b)	583,204
6,281	Flushing Financial Corp.	162,741
49,105	Genworth Financial, Inc., Class A(b)	135,530
18,960	Great Ajax Corp. REIT	254,822
7,247	Great Southern Bancorp, Inc.	383,004
2,184	Greenhill & Co., Inc.	44,335
2,581	Heartland Financial USA, Inc.	138,471
13,726	Heritage Financial Corp.	407,662
15,244	HomeStreet, Inc.(b)	388,722

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
3,025	Hope Bancorp, Inc.	$52,302
2,793	Horizon Bancorp	80,327
1,055	IBERIABANK Corp.	79,072
15,081	Impac Mortgage Holdings, Inc.(b)(c)	129,093
554	Independent Bank Corp./MI	13,241
8,170	International Bancshares Corp.	325,166
6,349	INTL FCStone, Inc.(b)	284,562
25,112	Invesco Mortgage Capital, Inc. REIT(d)	407,568
9,546	Lakeland Bancorp, Inc.	186,147
4,728	Mercantile Bank Corp.	166,898
6,728	MGIC Investment Corp.(b)	67,415
21,396	MTGE Investment Corp. REIT	388,337
654	National Western Life Group, Inc., Class A	207,586
1,215	Navigators Group, Inc. (The)	68,648
3,574	NBT Bancorp, Inc.	130,594
5,208	Nelnet, Inc., Class A	275,034
41,539	New York Mortgage Trust, Inc. REIT(c)	251,726
6,040	Northeast Bancorp	117,780
31,712	OFG Bancorp	428,112
14,555	Old National Bancorp	250,346
35,927	Orchid Island Capital, Inc. REIT(c)	251,489
789	Park National Corp.	85,117
5,677	Parke Bancorp, Inc.	133,126
18,863	PennyMac Financial Services, Inc., Class A(b)	388,578
3,635	Peoples Bancorp of North Carolina, Inc.(c)	111,776
4,576	Peoples Bancorp, Inc.	164,095
29,943	PHH Corp.(b)	317,695
8,409	Provident Financial Services, Inc.	219,643
7,591	Radian Group, Inc.	108,551
26,411	Redwood Trust, Inc. REIT	405,145
11,539	Republic Bancorp, Inc., Class A	486,600
47,179	Resource Capital Corp. REIT	460,467
922	Riverview Bancorp, Inc.	8,658
7,303	S&T Bancorp, Inc.	311,692
708	Safety Insurance Group, Inc.	56,640
9,046	TriCo Bancshares	338,049
20,113	TrustCo Bank Corp. NY	171,966
8,124	Trustmark Corp.	254,362
7,819	Umpqua Holdings Corp.	184,216
853	Union Bankshares Corp.	32,252
7,631	United Bankshares, Inc.	259,072
2,762	United Community Banks, Inc.	88,191
5,293	United Community Financial Corp.	53,618
13,292	Waddell & Reed Financial, Inc., Class A	269,030
5,690	Washington Federal, Inc.	180,658
9,774	WesBanco, Inc.	428,101
38,746	Western Asset Mortgage Capital Corp. REIT	385,523
1,951	Wintrust Financial Corp.	174,517

		23,069,010

	Health Care—5.1%
2,005	Aceto Corp.	5,053
2,913	Analogic Corp.	242,070
13,558	AngioDynamics, Inc.(b)	262,754
2,857	Ardelyx, Inc.(b)	13,714
107,141	BioTime, Inc.(b)(c)	231,424
91,646	Celldex Therapeutics, Inc.(b)	67,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
42,632	Chimerix, Inc.(b)	$195,254
7,372	Enanta Pharmaceuticals, Inc.(b)	685,965
4,076	Halyard Health, Inc.(b)	193,080
17,787	Intra-Cellular Therapies, Inc.(b)	309,849
15,908	Invacare Corp.	289,526
49,594	Kindred Healthcare, Inc.(b)	441,387
8,232	NantKwest, Inc.(b)(c)	32,105
29,561	Novelion Therapeutics, Inc. (Canada)(b)(c)	126,817
202,274	PDL BioPharma, Inc.(b)	590,640

		3,687,456

	Industrials—11.6%
96,299	Acacia Research Corp.(b)	351,491
8,324	ACCO Brands Corp.	100,304
5,930	Aircastle Ltd.	116,228
9,428	American Railcar Industries, Inc.(c)	357,793
4,073	Armstrong Flooring, Inc.(b)	50,302
1,488	Atlas Air Worldwide Holdings, Inc.(b)	94,339
2,073	Babcock & Wilcox Enterprises, Inc.(b)(c)	4,726
6,765	Babcock & Wilcox Enterprises, Inc. Rts. expiring 05/03/18(b)(c)	4,319
3,127	CBIZ, Inc.(b)	58,162
54	CECO Environmental Corp.	254
9,406	Chart Industries, Inc.(b)	533,696
1,900	Columbus McKinnon Corp.	68,172
40,635	Costamare, Inc. (Monaco)(c)	275,912
3,875	Covenant Transportation Group, Inc., Class A(b)	107,531
81,634	Eagle Bulk Shipping, Inc.(b)	413,068
7,230	Ennis, Inc.	129,417
661	Esterline Technologies Corp.(b)	47,493
19,585	FreightCar America, Inc.	273,015
8,257	FTI Consulting, Inc.(b)	482,209
1,765	GATX Corp.	115,149
40,794	Genco Shipping & Trading Ltd.(b)	652,704
7,580	Huron Consulting Group, Inc.(b)	283,871
2,464	IES Holdings, Inc.(b)	41,642
8,402	Kelly Services, Inc., Class A	245,843
9,790	LB Foster Co., Class A(b)	230,554
6,971	Manitowoc Co., Inc. (The)(b)	171,835
339,425	Navios Maritime Holdings, Inc. (Monaco)(b)(c)	257,386
40,741	Nexeo Solutions, Inc.(b)	415,151
16,356	Northwest Pipe Co.(b)	322,704
1,800	NOW, Inc.(b)(c)	21,834
10,397	Powell Industries, Inc.	312,430
5,960	Red Violet, Inc.(b)(c)	37,548
5,274	Resources Connection, Inc.	82,538
184,503	Safe Bulkers, Inc. (Greece)(b)	538,749
16,764	Textainer Group Holdings Ltd.(b)	288,341
9,927	Thermon Group Holdings, Inc.(b)	226,236
23,225	Titan International, Inc.	239,217
14,210	Titan Machinery, Inc.(b)	274,537
3,096	Triumph Group, Inc.	73,220
48,501	Vivint Solar, Inc.(b)(c)	191,579

		8,491,499

	Information Technology—4.2%
20,219	AVX Corp.	298,432

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
744	Benchmark Electronics, Inc.	$19,567
2,498	Cree, Inc.(b)	93,225
43,034	Digi International, Inc.(b)	494,891
17,372	DSP Group, Inc.(b)	207,595
1,302	Kimball Electronics, Inc.(b)	20,637
5,851	Knowles Corp.(b)	74,893
66,935	Liquidity Services, Inc.(b)	431,731
8,529	ManTech International Corp., Class A	503,979
6,060	Maxwell Technologies, Inc.(b)	31,088
23,549	NeoPhotonics Corp.(b)(c)	121,042
1,700	NETGEAR, Inc.(b)	94,010
35,717	Ribbon Communications, Inc.(b)	207,873
50,297	Sigma Designs, Inc.(b)	316,871
20,904	SunPower Corp.(b)(c)	178,311

		3,094,145

	Materials—2.5%
25,931	Agrofresh Solutions, Inc.(b)	179,443
145	FutureFuel Corp.	1,696
7,257	Hecla Mining Co.	27,794
97,696	Intrepid Potash, Inc.(b)	442,563
109	Kaiser Aluminum Corp.	10,741
8,751	LSB Industries, Inc.(b)(c)	48,393
6,058	Olympic Steel, Inc.	142,060
12,402	P.H. Glatfelter Co.	259,078
40,558	SunCoke Energy, Inc.(b)	466,011
8,713	TimkenSteel Corp.(b)	146,291
4,953	Tredegar Corp.	87,173

		1,811,243

	Real Estate—11.5%
11,373	Acadia Realty Trust REIT	268,403
4,913	Agree Realty Corp. REIT	240,147
77,258	Ashford Hospitality Trust, Inc. REIT	531,535
40,643	Braemar Hotels & Resorts, Inc. REIT	422,687
24,837	CatchMark Timber Trust, Inc., Class A REIT	323,875
59,121	CBL & Associates Properties, Inc. REIT(c)	247,126
19,905	Cedar Realty Trust, Inc. REIT	77,431
11,579	Chatham Lodging Trust REIT	220,580
910	Chesapeake Lodging Trust REIT	26,881
12,506	CorEnergy Infrastructure Trust, Inc. REIT	481,981
41,093	Cousins Properties, Inc. REIT	365,317
28,547	DiamondRock Hospitality Co. REIT	315,444
9,578	Education Realty Trust, Inc. REIT	315,212
19,550	Front Yard Residential Corp. REIT	191,981
1,996	Getty Realty Corp. REIT	50,000
8,185	Gladstone Commercial Corp. REIT	141,928
3,560	Global NET Lease, Inc. REIT	66,252
8,070	Government Properties Income Trust REIT	100,794
48,781	Independence Realty Trust, Inc. REIT	458,541
15,245	InfraREIT, Inc. REIT	324,871
28,532	Investors Real Estate Trust REIT	152,076
6,357	Kite Realty Group Trust REIT	93,575
5,906	LaSalle Hotel Properties REIT	174,640
23,186	Lexington Realty Trust REIT	186,415
10,220	Mack-Cali Realty Corp. REIT	175,477
8,409	NorthStar Realty Europe Corp. REIT	121,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
48,639	RAIT Financial Trust REIT	$8,818
23,351	Ramco-Gershenson Properties Trust REIT	279,044
31,178	RLJ Lodging Trust REIT	647,567
14,755	Select Income REIT	279,755
2,296	Seritage Growth Properties, Class A REIT(c)	81,669
7,876	Summit Hotel Properties, Inc. REIT	114,045
28,649	Sunstone Hotel Investors, Inc. REIT	446,924
2,497	Tejon Ranch Co.(b)	60,752
15,971	Tier REIT, Inc. REIT	303,609
10,221	Washington Prime Group, Inc. REIT(c)	66,130
898	Xenia Hotels & Resorts, Inc. REIT	18,490

		8,381,903

	Telecommunication Services—1.3%
49,092	Iridium Communications, Inc.(b)(c)	584,195
20,902	Spok Holdings, Inc.	311,440
45,944	Windstream Holdings, Inc.(c)	71,213

		966,848

	Utilities—2.3%
1,089	ALLETE, Inc.	83,211
10,995	AquaVenture Holdings Ltd.(b)	161,187
8,962	Avista Corp.	464,769
319	El Paso Electric Co.	16,285
1,680	Northwest Natural Gas Co.	102,984
2,254	NorthWestern Corp.	123,835
233	ONE Gas, Inc.	16,245
5,016	PNM Resources, Inc.	198,884
1,215	Portland General Electric Co.	51,613
4,868	Spire, Inc.	351,226
12,174	TerraForm Power, Inc., Class A	135,740

		1,705,979

	Total Common Stocks & Other Equity Interests (Cost $68,749,478)	72,900,510

	Money Market Fund—0.1%
47,735	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $47,735)	47,735

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $68,797,213)—100.1%	72,948,245

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.9%
5,780,386	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $5,780,386)	$5,780,386

	Total Investments in Securities (Cost $74,577,599)—108.0%	78,728,631
	Other assets less liabilities—(8.0)%	(5,845,977)

	Net Assets—100.0%	$72,882,654

Investment Abbreviations:

REIT—Real Estate Investment Trust

Rts.—Rights

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments(a)

Invesco Russell Midcap Equal Weight ETF (EQWM)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—10.3%
344	Adient PLC	$21,084
184	Advance Auto Parts, Inc.	21,059
410	AMC Networks, Inc., Class A(b)	21,320
238	Aptiv PLC	20,130
519	Aramark	19,405
423	AutoNation, Inc.(b)	19,538
33	AutoZone, Inc.(b)	20,609
980	Bed Bath & Beyond, Inc.	17,111
291	Best Buy Co., Inc.	22,270
428	BorgWarner, Inc.	20,946
216	Bright Horizons Family Solutions, Inc.(b)	20,494
346	Brunswick Corp.	20,718
173	Burlington Stores, Inc.(b)	23,502
30	Cable One, Inc.	19,054
351	CarMax, Inc.(b)	21,937
187	Carter’s, Inc.	18,760
66	Chipotle Mexican Grill, Inc.(b)	27,940
260	Choice Hotels International, Inc.	20,813
522	Cinemark Holdings, Inc.	20,447
489	D.R. Horton, Inc.	21,584
228	Darden Restaurants, Inc.	21,172
450	Delphi Technologies PLC	21,785
676	Dick’s Sporting Goods, Inc.	22,369
890	Discovery, Inc., Class A(b)	21,048
248	Dollar General Corp.	23,939
233	Dollar Tree, Inc.(b)	22,342
96	Domino’s Pizza, Inc.	23,206
355	Dunkin’ Brands Group, Inc.	21,641
193	Expedia Group, Inc.	22,222
1,090	Extended Stay America, Inc.	21,342
451	Floor & Decor Holdings, Inc., Class A(b)	25,071
522	Foot Locker, Inc.	22,488
1,363	GameStop Corp., Class A(c)	18,605
654	Gap, Inc. (The)	19,123
356	Garmin Ltd.	20,887
409	GCI Liberty, Inc.(b)	18,241
928	Gentex Corp.	21,103
235	Genuine Parts Co.	20,755
749	Goodyear Tire & Rubber Co. (The)	18,807
36	Graham Holdings Co., Class B	21,710
770	H&R Block, Inc.	21,290
1,091	Hanesbrands, Inc.	20,151
481	Harley-Davidson, Inc.	19,784
228	Hasbro, Inc.	20,085
462	Hilton Grand Vacations, Inc.(b)	19,866
269	Hilton Worldwide Holdings, Inc.	21,208
270	Hyatt Hotels Corp., Class A	20,755
714	International Game Technology PLC	20,185
901	Interpublic Group of Cos., Inc. (The)	21,255
327	John Wiley & Sons, Inc., Class A	21,566
343	Kohl’s Corp.	21,307
512	L Brands, Inc.	17,874
114	Lear Corp.	21,315
470	Leggett & Platt, Inc.	19,059
363	Lennar Corp., Class A	19,199
241	Liberty Broadband Corp., Class C(b)	17,084
522	Liberty Expedia Holdings, Inc., Class A(b)	21,298

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
642	Liberty Media Corp.-Liberty Formula One, Class C(b)	$18,952
495	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	20,622
725	Lions Gate Entertainment Corp., Class A	18,045
479	Live Nation Entertainment, Inc.(b)	18,906
550	LKQ Corp.(b)	17,061
264	Lululemon Athletica, Inc.(b)	26,347
737	Macy’s, Inc.	22,899
87	Madison Square Garden Co. (The), Class A(b)	21,143
1,335	Mattel, Inc.(c)	19,758
594	MGM Resorts International	18,663
351	Michael Kors Holdings Ltd.(b)	24,015
946	Michaels Cos., Inc. (The)(b)	17,615
89	Mohawk Industries, Inc.(b)	18,679
283	Murphy USA, Inc.(b)	17,707
770	Newell Brands, Inc.	21,275
1,314	News Corp., Class A	20,998
425	Nordstrom, Inc.	21,488
384	Norwegian Cruise Line Holdings Ltd.(b)	20,532
7	NVR, Inc.(b)	21,700
290	Omnicom Group, Inc.	21,361
88	O’Reilly Automotive, Inc.(b)	22,534
463	Penske Automotive Group, Inc.	20,881
180	Polaris Industries, Inc.	18,868
147	Pool Corp.	20,405
722	PulteGroup, Inc.	21,920
152	PVH Corp.	24,270
784	Qurate Retail Group, Inc. Qvc Group, Class A(b)	18,353
203	Ralph Lauren Corp., Class A	22,300
283	Ross Stores, Inc.	22,881
171	Royal Caribbean Cruises Ltd.	18,500
1,242	Sally Beauty Holdings, Inc.(b)	21,474
552	Service Corp. International	20,154
419	ServiceMaster Global Holdings, Inc.(b)	21,201
445	Signet Jewelers Ltd.	17,302
3,289	Sirius XM Holdings, Inc.(c)	20,819
332	Six Flags Entertainment Corp.	20,996
523	Skechers U.S.A., Inc., Class A(b)	14,906
410	Tapestry, Inc.	22,046
1,659	TEGNA, Inc.	17,536
415	Tempur Sealy International, Inc.(b)	18,571
177	Thor Industries, Inc.	18,787
209	Tiffany & Co.	21,491
474	Toll Brothers, Inc.	19,984
331	Tractor Supply Co.	22,508
514	Tribune Media Co., Class A	19,424
502	TripAdvisor, Inc.(b)	18,785
425	Tupperware Brands Corp.	18,938
103	Ulta Beauty, Inc.(b)	25,844
1,242	Under Armour, Inc., Class A(b)(c)	22,058
607	Urban Outfitters, Inc.(b)	24,444
93	Vail Resorts, Inc.	21,326
293	VF Corp.	23,695
649	Viacom, Inc., Class B	19,574
175	Visteon Corp.(b)	21,777
250	Wayfair, Inc., Class A(b)	15,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,245	Wendy’s Co. (The)	$20,841
134	Whirlpool Corp.	20,763
408	Williams-Sonoma, Inc.(c)	19,502
183	Wyndham Worldwide Corp.	20,900
119	Wynn Resorts Ltd.	22,157
515	Yum China Holdings, Inc. (China)	22,021

		2,443,935

	Consumer Staples—10.7%
1,533	Brown-Forman Corp., Class B	85,909
1,063	Bunge Ltd.	76,781
1,907	Campbell Soup Co.	77,767
750	Casey’s General Stores, Inc.	72,450
1,609	Church & Dwight Co., Inc.	74,336
616	Clorox Co. (The)	72,195
2,160	Conagra Brands, Inc.	80,071
1,103	Coty, Inc., Class A	19,137
699	Dr Pepper Snapple Group, Inc.	83,852
1,534	Edgewell Personal Care Co.(b)	67,573
1,526	Energizer Holdings, Inc.	87,531
3,871	Flowers Foods, Inc.	87,523
2,334	Hain Celestial Group, Inc. (The)(b)	67,989
825	Herbalife Nutrition Ltd.(b)	87,227
821	Hershey Co. (The)	75,483
2,441	Hormel Foods Corp.	88,486
620	Ingredion, Inc.	75,076
635	JM Smucker Co. (The)	72,441
1,176	Kellogg Co.	69,266
1,444	Lamb Weston Holdings, Inc.	94,322
750	McCormick & Co., Inc.	79,058
1,017	Molson Coors Brewing Co., Class B	72,451
1,141	Nu Skin Enterprises, Inc., Class A	81,182
3,388	Pilgrim’s Pride Corp.(b)	73,181
1,424	Pinnacle Foods, Inc.	86,010
1,017	Post Holdings, Inc.(b)	80,923
46,618	Rite Aid Corp.(b)(c)	77,852
20	Seaboard Corp.	80,141
843	Spectrum Brands Holdings, Inc.(c)	60,780
3,401	Sprouts Farmers Market, Inc.(b)	85,127
1,943	TreeHouse Foods, Inc.(b)	74,806
1,095	Tyson Foods, Inc., Class A	76,760
2,395	US Foods Holding Corp.(b)	81,861

		2,525,547

	Energy—12.4%
531	Andeavor	73,448
2,570	Antero Resources Corp.(b)	48,830
1,528	Apache Corp.	62,572
1,821	Baker Hughes a GE Co.	65,756
2,094	Cabot Oil & Gas Corp.	50,068
2,971	Centennial Resource Development, Inc., Class A(b)	54,964
992	Cheniere Energy, Inc.(b)	57,695
18,059	Chesapeake Energy Corp.(b)(c)	53,635
572	Cimarex Energy Co.	57,537
2,919	CNX Resources Corp.(b)	43,376
358	Concho Resources, Inc.(b)	56,281

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
1,704	Consol Energy, Inc.(b)	$53,591
1,041	Continental Resources, Inc.(b)	68,768
1,652	Devon Energy Corp.	60,017
428	Diamondback Energy, Inc.(b)	54,977
945	Energen Corp.(b)	61,841
1,051	EQT Corp.	52,750
4,128	Extraction Oil & Gas, Inc.(b)	58,287
5,137	Gulfport Energy Corp.(b)	47,774
823	Helmerich & Payne, Inc.	57,240
1,144	Hess Corp.	65,197
1,177	HollyFrontier Corp.	71,432
9,426	Kosmos Energy Ltd. (Ghana)(b)	66,359
6,176	Laredo Petroleum, Inc.(b)	67,936
3,600	Marathon Oil Corp.	65,700
774	Marathon Petroleum Corp.	57,980
2,159	Murphy Oil Corp.	65,007
7,634	Nabors Industries Ltd.	58,095
1,462	National Oilwell Varco, Inc.	56,536
2,270	Newfield Exploration Co.(b)	67,646
1,744	Noble Energy, Inc.	59,000
2,850	Oceaneering International, Inc.	60,534
947	ONEOK, Inc.	57,028
2,018	Parsley Energy, Inc., Class A(b)	60,601
2,750	Patterson-UTI Energy, Inc.	58,905
1,674	PBF Energy, Inc., Class A	64,164
5,986	QEP Resources, Inc.(b)	72,909
3,469	Range Resources Corp.	48,046
2,611	RPC, Inc.(c)	47,024
1,333	RSP Permian, Inc.(b)	66,130
3,020	SM Energy Co.	72,329
12,546	Southwestern Energy Co.(b)	51,439
1,197	Targa Resources Corp.	56,223
5,647	Transocean Ltd.(b)	69,853
20,118	Weatherford International PLC(b)(c)	59,348
1,895	Whiting Petroleum Corp.(b)	77,354
1,924	Williams Cos., Inc. (The)	49,505
2,269	World Fuel Services Corp.	48,715
3,794	WPX Energy, Inc.(b)	64,839

		2,925,241

	Financials—5.8%
66	Affiliated Managers Group, Inc.	10,881
677	AGNC Investment Corp. REIT	12,809
22	Alleghany Corp.	12,643
446	Ally Financial, Inc.	11,641
110	American Financial Group, Inc.	12,454
108	American National Insurance Co.	13,032
80	Ameriprise Financial, Inc.	11,217
1,218	Annaly Capital Management, Inc. REIT	12,631
142	Arch Capital Group Ltd.(b)	11,378
179	Arthur J. Gallagher & Co.	12,528
330	Aspen Insurance Holdings Ltd. (Bermuda)	14,009
483	Associated Banc-Corp.	12,775
142	Assurant, Inc.	13,180
364	Assured Guaranty Ltd.	13,210
240	Athene Holding Ltd., Class A(b)	11,760
238	Axis Capital Holdings Ltd.	13,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
148	Bank of Hawaii Corp.	$12,463
239	Bank of The Ozarks	11,185
298	BankUnited, Inc.	11,804
905	BGC Partners, Inc., Class A	12,091
128	BOK Financial Corp.	12,887
478	Brown & Brown, Inc.	13,016
105	Cboe Global Markets, Inc.	11,212
721	Chimera Investment Corp. REIT	12,610
167	Cincinnati Financial Corp.	11,747
230	CIT Group, Inc.	12,178
278	Citizens Financial Group, Inc.	11,534
238	CNA Financial Corp.	12,009
125	Comerica, Inc.	11,823
210	Commerce Bancshares, Inc.	13,339
38	Credit Acceptance Corp.(b)	12,572
116	Cullen/Frost Bankers, Inc.	13,276
163	Discover Financial Services	11,614
228	E*TRADE Financial Corp.(b)	13,835
186	East West Bancorp, Inc.	12,391
223	Eaton Vance Corp.	12,129
107	Erie Indemnity Co., Class A	12,494
49	Everest Re Group Ltd.	11,401
865	F.N.B. Corp.	11,245
60	FactSet Research Systems, Inc.	11,347
368	Federated Investors, Inc., Class B	9,741
373	Fifth Third Bancorp	12,372
218	First American Financial Corp.	11,142
437	First Hawaiian, Inc.	12,039
628	First Horizon National Corp.	11,492
128	First Republic Bank	11,887
328	FNF Group	12,080
110	Hanover Insurance Group, Inc. (The)	12,634
231	Hartford Financial Services Group, Inc. (The)	12,437
778	Huntington Bancshares, Inc.	11,600
176	Interactive Brokers Group, Inc., Class A	13,059
371	Invesco Ltd.(d)	10,748
576	KeyCorp	11,474
228	Lazard Ltd., Class A	12,408
314	Legg Mason, Inc.	12,466
524	Leucadia National Corp.	12,597
165	Lincoln National Corp.	11,656
245	Loews Corp.	12,853
196	LPL Financial Holdings, Inc.	11,872
65	M&T Bank Corp.	11,848
11	Markel Corp.(b)	12,430
58	MarketAxess Holdings, Inc.	11,521
270	Mercury General Corp.	12,347
1,685	MFA Financial, Inc. REIT	12,671
75	Moody’s Corp.	12,165
133	Morningstar, Inc.	14,441
83	MSCI, Inc., Class A	12,436
148	Nasdaq, Inc.	13,071
926	Navient Corp.	12,279
755	New Residential Investment Corp. REIT	13,197
880	New York Community Bancorp, Inc.	10,454
117	Northern Trust Corp.	12,490

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
607	Old Republic International Corp.	$12,383
398	OneMain Holdings, Inc.(b)	12,278
234	PacWest Bancorp	11,990
636	People’s United Financial, Inc.	11,632
186	Pinnacle Financial Partners, Inc.	11,913
284	Popular, Inc.	13,146
205	Principal Financial Group, Inc.	12,140
251	ProAssurance Corp.	11,872
213	Progressive Corp. (The)	12,842
162	Prosperity Bancshares, Inc.	11,627
131	Raymond James Financial, Inc.	11,757
636	Regions Financial Corp.	11,893
80	Reinsurance Group of America, Inc.	11,952
93	RenaissanceRe Holdings Ltd. (Bermuda)	12,652
742	Santander Consumer USA Holdings, Inc.	13,690
167	SEI Investments Co.	10,559
81	Signature Bank/New York NY(b)	10,299
1,152	SLM Corp.(b)	13,225
602	Starwood Property Trust, Inc. REIT	12,618
176	SunTrust Banks, Inc.	11,757
47	SVB Financial Group(b)	14,082
341	Synchrony Financial	11,311
242	Synovus Financial Corp.	12,649
110	T. Rowe Price Group, Inc.	12,520
535	TCF Financial Corp.	13,284
209	TD Ameritrade Holding Corp.	12,141
816	TFS Financial Corp.	12,167
147	Torchmark Corp.	12,751
822	Two Harbors Investment Corp. REIT	12,544
253	Unum Group	12,240
186	Validus Holdings Ltd.	12,605
245	Voya Financial, Inc.	12,826
178	W.R. Berkley Corp.	13,272
223	Webster Financial Corp.	13,422
204	Western Alliance Bancorp(b)	12,032
16	White Mountains Insurance Group Ltd.	13,845
79	Willis Towers Watson PLC	11,732
225	XL Group Ltd. (Bermuda)	12,508
224	Zions Bancorporation	12,264

		1,362,648

	Health Care—10.7%
148	ABIOMED, Inc.(b)	44,541
1,022	Acadia Healthcare Co., Inc.(b)	36,363
1,649	ACADIA Pharmaceuticals, Inc.(b)	26,071
596	Agilent Technologies, Inc.	39,181
498	Agios Pharmaceuticals, Inc.(b)	41,787
2,240	Akorn, Inc.(b)	32,323
155	Align Technology, Inc.(b)	38,727
686	Alkermes PLC(b)	30,369
328	Alnylam Pharmaceuticals, Inc.(b)	31,006
433	AmerisourceBergen Corp.	39,221
287	athenahealth, Inc.(b)	35,149
509	BioMarin Pharmaceutical, Inc.(b)	42,507
157	Bio-Rad Laboratories, Inc., Class A(b)	39,832
289	Bio-Techne Corp.	43,613
5,649	Brookdale Senior Living, Inc.(b)	40,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
1,372	Bruker Corp.	$40,515
591	Cardinal Health, Inc.	37,924
415	Centene Corp.(b)	45,061
654	Cerner Corp.(b)	38,095
372	Charles River Laboratories International, Inc.(b)	38,759
172	Cooper Cos., Inc. (The)	39,338
573	DaVita, Inc.(b)	35,979
731	DENTSPLY Sirona, Inc.	36,799
692	DexCom, Inc.(b)	50,641
301	Edwards Lifesciences Corp.(b)	38,335
5,880	Endo International PLC(b)	33,692
973	Envision Healthcare Corp.(b)	36,166
1,701	Exelixis, Inc.(b)	35,415
620	Henry Schein, Inc.(b)	47,120
487	Hill-Rom Holdings, Inc.	41,799
1,077	Hologic, Inc.(b)	41,777
211	IDEXX Laboratories, Inc.(b)	41,037
171	Illumina, Inc.(b)	41,199
450	Incyte Corp.(b)	27,873
640	Intercept Pharmaceuticals, Inc.(b)(c)	43,526
2,632	Intrexon Corp.(b)(c)	47,850
796	Ionis Pharmaceuticals, Inc.(b)	34,252
403	Iqvia Holdings, Inc.(b)	38,591
241	Laboratory Corp. of America Holdings(b)	41,151
860	LifePoint Health, Inc.(b)	41,194
2,578	Mallinckrodt PLC(b)	33,514
723	MEDNAX, Inc.(b)	33,193
45	Mettler-Toledo International, Inc.(b)	25,197
991	Mylan NV(b)	38,411
453	Neurocrine Biosciences, Inc.(b)	36,729
12,540	OPKO Health, Inc.(b)(c)	38,122
1,671	Patterson Cos., Inc.	38,901
539	PerkinElmer, Inc.	39,541
489	Perrigo Co. PLC	38,210
1,222	Premier, Inc., Class A(b)	40,314
1,209	Qiagen N.V.(b)	39,546
398	Quest Diagnostics, Inc.	40,278
427	ResMed, Inc.	40,411
731	Seattle Genetics, Inc.(b)	37,420
446	STERIS PLC	42,156
163	Teleflex, Inc.	43,664
600	TESARO, Inc.(b)	30,546
361	United Therapeutics Corp.(b)	39,750
327	Universal Health Services, Inc., Class B	37,343
337	Varian Medical Systems, Inc.(b)	38,954
536	Veeva Systems, Inc., Class A(b)	37,590
126	Waters Corp.(b)	23,740
217	WellCare Health Plans, Inc.(b)	44,520
464	West Pharmaceutical Services, Inc.	40,929
346	Zimmer Biomet Holdings, Inc.	39,849
504	Zoetis, Inc.	42,074

		2,536,579

	Industrials—12.5%
409	A.O. Smith Corp.	25,092
288	Acuity Brands, Inc.	34,494
2,508	ADT, Inc.	22,346

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
727	AECOM(b)	$25,038
400	AGCO Corp.	25,072
613	Air Lease Corp.	25,556
407	Alaska Air Group, Inc.	26,427
311	Allegion PLC	24,003
683	Allison Transmission Holdings, Inc.	26,630
65	AMERCO	21,939
481	American Airlines Group, Inc.	20,649
342	AMETEK, Inc.	23,872
1,064	Arconic, Inc.	18,950
738	Armstrong World Industries, Inc.(b)	41,328
410	BWX Technologies, Inc.	27,798
294	C.H. Robinson Worldwide, Inc.	27,057
250	Carlisle Cos., Inc.	26,932
153	Cintas Corp.	26,056
506	Clean Harbors, Inc.(b)	23,175
790	Colfax Corp.(b)	24,498
197	Copa Holdings SA, Class A (Panama)	23,082
537	Copart, Inc.(b)	27,430
74	CoStar Group, Inc.(b)	27,133
278	Crane Co.	23,252
166	Cummins, Inc.	26,537
587	Donaldson Co., Inc.	25,981
263	Dover Corp.	24,380
99	Dun & Bradstreet Corp. (The)	11,416
104	Equifax, Inc.	11,653
415	Expeditors International of Washington, Inc.	26,502
773	Fastenal Co.	38,642
593	Flowserve Corp.	26,335
461	Fluor Corp.	27,176
337	Fortive Corp.	23,694
344	Fortune Brands Home & Security, Inc.	18,813
815	Gardner Denver Holdings, Inc.(b)	25,778
1,490	Gates Industrial Corp PLC(b)	23,333
368	Genesee & Wyoming, Inc., Class A(b)	26,202
576	Graco, Inc.	25,338
211	Harris Corp.	33,005
722	HD Supply Holdings, Inc.(b)	27,949
302	HEICO Corp.	26,531
642	Hexcel Corp.	42,674
209	Hubbell, Inc.	21,707
101	Huntington Ingalls Industries, Inc.	24,564
185	IDEX Corp.	24,727
684	IHS Markit Ltd.(b)	33,605
499	Ingersoll-Rand PLC	41,861
507	ITT, Inc.	24,787
222	J.B. Hunt Transport Services, Inc.	26,069
443	Jacobs Engineering Group, Inc.	25,734
1,215	JetBlue Airways Corp.(b)	23,316
243	Kansas City Southern	25,911
383	KAR Auction Services, Inc.	19,912
351	Kirby Corp.(b)	29,940
127	L3 Technologies, Inc.	24,877
242	Landstar System, Inc.	24,599
212	Lennox International, Inc.	40,994
289	Lincoln Electric Holdings, Inc.	23,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
655	Macquarie Infrastructure Corp.	$24,824
219	ManpowerGroup, Inc.	20,963
1,054	Masco Corp.	39,915
207	Middleby Corp. (The)(b)	26,049
288	MSC Industrial Direct Co., Inc., Class A	24,895
650	Nielsen Holdings PLC	20,443
192	Nordson Corp.	24,691
375	nVent Electric PLC (United Kingdom)	8,288
185	Old Dominion Freight Line, Inc.	24,764
199	Orbital ATK, Inc.	26,344
334	Oshkosh Corp.	24,101
537	Owens Corning	35,168
387	PACCAR, Inc.	24,640
146	Parker-Hannifin Corp.	24,035
375	Pentair PLC (United Kingdom)	16,942
2,063	Pitney Bowes, Inc.	21,084
750	Quanta Services, Inc.(b)	24,375
363	Regal Beloit Corp.	25,846
387	Republic Services, Inc.	25,031
442	Robert Half International, Inc.	26,851
149	Rockwell Automation, Inc.	24,515
193	Rockwell Collins, Inc.	25,580
505	Rollins, Inc.	24,503
98	Roper Technologies, Inc.	25,891
355	Ryder System, Inc.	23,938
499	Sensata Technologies Holding PLC(b)	25,309
170	Snap-on, Inc.	24,693
297	Spirit AeroSystems Holdings, Inc., Class A	23,870
614	Spirit Airlines, Inc.(b)	21,932
168	Stanley Black & Decker, Inc.	23,787
413	Stericycle, Inc.(b)	24,247
138	Teledyne Technologies, Inc.(b)	25,818
662	Terex Corp.	24,176
447	Textron, Inc.	27,777
969	Timken Co. (The)	41,425
425	Toro Co. (The)	24,816
92	TransDigm Group, Inc.	29,492
219	TransUnion(b)	14,215
795	Trinity Industries, Inc.	25,337
378	United Continental Holdings, Inc.(b)	25,530
144	United Rentals, Inc.(b)	21,600
1,428	Univar, Inc.(b)	39,356
1,318	USG Corp.(b)	53,023
298	Valmont Industries, Inc.	42,346
253	Verisk Analytics, Inc.(b)	26,932
96	W.W. Grainger, Inc.	27,010
153	WABCO Holdings, Inc.(b)	19,735
320	Wabtec Corp.	28,419
251	Watsco, Inc.	42,022
1,338	Welbilt, Inc.(b)	25,636
421	WESCO International, Inc.(b)	25,071
261	XPO Logistics, Inc.(b)	25,359
342	Xylem, Inc.	24,932

		2,943,841

	Information Technology—12.4%
2,748	Advanced Micro Devices, Inc.(b)(c)	29,898
438	Akamai Technologies, Inc.(b)	31,383

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
53	Alliance Data Systems Corp.	$10,762
486	Amdocs Ltd.	32,684
363	Amphenol Corp., Class A	30,387
355	Analog Devices, Inc.	31,009
196	ANSYS, Inc.(b)	31,685
112	Arista Networks, Inc.(b)	29,630
1,216	ARRIS International PLC(b)	32,832
416	Arrow Electronics, Inc.(b)	31,092
550	Atlassian Corp. PLC, Class A (Australia)(b)	30,789
240	Autodesk, Inc.(b)	30,216
758	Avnet, Inc.	29,736
683	Black Knight, Inc.(b)	33,228
673	Booz Allen Hamilton Holding Corp.	26,671
118	Broadridge Financial Solutions, Inc.	12,651
910	CA, Inc.	31,668
837	Cadence Design Systems, Inc.(b)	33,530
362	Cavium, Inc.(b)	27,154
470	CDK Global, Inc.	30,663
450	CDW Corp.	32,080
348	Citrix Systems, Inc.(b)	35,813
602	Cognex Corp.	27,842
153	Coherent, Inc.(b)	25,738
814	CommScope Holding Co., Inc.(b)	31,111
1,350	Conduent, Inc.(b)	26,271
274	CoreLogic, Inc.(b)	13,563
1,813	Cypress Semiconductor Corp.	26,434
425	Dell Technologies, Inc., Class V(b)	30,502
501	Dolby Laboratories, Inc., Class A	29,970
319	DXC Technology Co.	32,876
563	EchoStar Corp., Class A(b)	29,580
144	Euronet Worldwide, Inc.(b)	11,248
224	F5 Networks, Inc.(b)	36,532
127	Fidelity National Information Services, Inc.	12,061
1,852	FireEye, Inc.(b)	33,429
827	First Data Corp., Class A(b)	14,969
790	First Solar, Inc.(b)	56,019
172	Fiserv, Inc.(b)	12,188
61	FleetCor Technologies, Inc.(b)	12,644
525	FLIR Systems, Inc.	28,114
608	Fortinet, Inc.(b)	33,659
273	Gartner, Inc.(b)	33,112
831	Genpact Ltd.	26,501
110	Global Payments, Inc.	12,435
520	GoDaddy, Inc., Class A(b)	33,571
373	Guidewire Software, Inc.(b)	31,563
209	IAC/InterActiveCorp.(b)	33,887
135	IPG Photonics Corp.(b)	28,759
1,182	Jabil, Inc.	31,441
103	Jack Henry & Associates, Inc.	12,306
1,263	Juniper Networks, Inc.	31,057
502	Keysight Technologies, Inc.(b)	25,943
281	KLA-Tencor Corp.	28,589
155	Lam Research Corp.	28,684
484	Leidos Holdings, Inc.	31,087
268	LogMeIn, Inc.	29,534
732	Manhattan Associates, Inc.(b)	31,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
1,353	Marvell Technology Group Ltd. (Bermuda)	$27,141
742	Match Group, Inc.(b)(c)	34,963
529	Maxim Integrated Products, Inc.	28,831
345	Microchip Technology, Inc.	28,863
490	Microsemi Corp.(b)	31,698
303	Motorola Solutions, Inc.	33,278
504	National Instruments Corp.	20,609
940	NCR Corp.(b)	28,924
515	NetApp, Inc.	34,289
1,871	Nuance Communications, Inc.(b)	27,541
1,262	ON Semiconductor Corp.(b)	27,865
175	Palo Alto Networks, Inc.(b)	33,689
4,289	Pandora Media, Inc.(b)(c)	24,061
403	Paychex, Inc.	24,410
410	PTC, Inc.(b)	33,764
391	Qorvo, Inc.(b)	26,353
214	Red Hat, Inc.(b)	34,895
1,452	Sabre Corp.	29,969
190	ServiceNow, Inc.(b)	31,567
295	Skyworks Solutions, Inc.	25,594
309	Splunk, Inc.(b)	31,719
241	Square, Inc., Class A(b)	11,409
633	SS&C Technologies Holdings, Inc.	31,428
2,176	Switch, Inc., Class A	31,008
1,191	Symantec Corp.	33,098
371	Synopsys, Inc.(b)	31,724
384	Tableau Software, Inc., Class A(b)	32,659
290	Take-Two Interactive Software, Inc.(b)	28,916
788	Teradata Corp.(b)	32,245
679	Teradyne, Inc.	22,101
141	Total System Services, Inc.	11,852
689	Trimble, Inc.(b)	23,839
944	Twitter, Inc.(b)	28,613
156	Tyler Technologies, Inc.(b)	34,152
133	Ultimate Software Group, Inc. (The)(b)	31,909
263	Universal Display Corp.	23,157
278	VeriSign, Inc.(b)	32,643
1,116	Versum Materials, Inc.	39,261
338	Western Digital Corp.	26,631
639	Western Union Co. (The)	12,620
81	WEX, Inc.(b)	13,116
240	Workday, Inc., Class A(b)	29,962
151	Worldpay, Inc., Class A(b)	12,264
884	Xerox Corp.	27,802
435	Xilinx, Inc.	27,944
187	Zebra Technologies Corp., Class A(b)	25,213
234	Zillow Group, Inc., Class C(b)	11,347
8,866	Zynga, Inc., Class A(b)	30,588

		2,937,824

	Materials—8.7%
440	Albemarle Corp.	42,662
920	Alcoa Corp.(b)	47,104
486	AptarGroup, Inc.	45,441
2,263	Ardagh Group SA (Luxembourg)	45,984
606	Ashland Global Holdings, Inc.	40,105
228	Avery Dennison Corp.	23,897

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
1,344	Axalta Coating Systems Ltd.(b)	$41,530
1,065	Ball Corp.	42,696
961	Bemis Co., Inc.	41,582
791	Berry Global Group, Inc.(b)	43,505
722	Cabot Corp.	40,331
409	Celanese Corp., Series A	44,446
1,068	CF Industries Holdings, Inc.	41,438
899	Chemours Co. (The)	43,521
874	Crown Holdings, Inc.(b)	43,560
961	Domtar Corp.	42,188
428	Eagle Materials, Inc.	42,355
425	Eastman Chemical Co.	43,384
531	FMC Corp.	42,337
2,444	Freeport-McMoRan, Inc.	37,173
2,840	Graphic Packaging Holding Co.	40,612
1,378	Huntsman Corp.	41,023
314	International Flavors & Fragrances, Inc.	44,356
796	International Paper Co.	41,042
211	Martin Marietta Materials, Inc.	41,096
1,601	Mosaic Co. (The)	43,147
103	NewMarket Corp.	39,094
1,160	Newmont Mining Corp.	45,576
646	Nucor Corp.	39,807
1,347	Olin Corp.	40,666
1,968	Owens-Illinois, Inc.(b)	40,009
374	Packaging Corp. of America	43,268
4,015	Platform Specialty Products Corp.(b)	40,431
489	Reliance Steel & Aluminum Co.	42,993
533	Royal Gold, Inc.	47,330
849	RPM International, Inc.	41,007
479	Scotts Miracle-Gro Co. (The)	40,035
997	Sealed Air Corp.	43,718
1,547	Silgan Holdings, Inc.	43,424
897	Sonoco Products Co.	46,070
809	Southern Copper Corp. (Peru)	42,723
950	Steel Dynamics, Inc.	42,569
9,254	Tahoe Resources, Inc.	46,548
985	United States Steel Corp.	33,323
2,236	Valvoline, Inc.	45,346
367	Vulcan Materials Co.	40,990
653	W.R. Grace & Co.	44,691
375	Westlake Chemical Corp.	40,114
661	WestRock Co.	39,105

		2,055,352

	Real Estate—4.4%
100	Alexandria Real Estate Equities, Inc. REIT	12,457
332	American Campus Communities, Inc. REIT	12,984
639	American Homes 4 Rent, Class A REIT	12,908
322	Apartment Investment & Management Co., Class A REIT	13,073
731	Apple Hospitality REIT, Inc. REIT	13,151
79	AvalonBay Communities, Inc. REIT	12,877
103	Boston Properties, Inc. REIT	12,505
775	Brandywine Realty Trust REIT	12,485
793	Brixmor Property Group, Inc. REIT	11,808
155	Camden Property Trust REIT	13,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
268	CBRE Group, Inc., Class A(b)	$12,143
2,105	Colony Northstar, Inc., Class A REIT	12,862
584	Columbia Property Trust, Inc. REIT	12,474
593	CoreCivic, Inc. REIT	11,955
130	CoreSite Realty Corp. REIT	13,533
482	Corporate Office Properties Trust REIT	13,260
449	CubeSmart REIT	13,219
254	CyrusOne, Inc. REIT	13,612
222	DCT Industrial Trust, Inc. REIT	14,557
1,609	DDR Corp. REIT	11,665
121	Digital Realty Trust, Inc. REIT	12,788
338	Douglas Emmett, Inc. REIT	12,597
494	Duke Realty Corp. REIT	13,387
747	Empire State Realty Trust, Inc., Class A REIT	13,013
225	EPR Properties REIT	12,379
417	Equity Commonwealth REIT(b)	12,923
148	Equity LifeStyle Properties, Inc. REIT	13,196
54	Essex Property Trust, Inc. REIT	12,943
144	Extra Space Storage, Inc. REIT	12,901
107	Federal Realty Investment Trust REIT	12,396
591	Forest City Realty Trust, Inc., Class A REIT	11,855
382	Gaming and Leisure Properties, Inc. REIT	13,091
595	GGP, Inc. REIT	11,894
550	HCP, Inc. REIT	12,848
489	Healthcare Trust of America, Inc., Class A REIT	12,220
286	Highwoods Properties, Inc. REIT	12,590
509	Hospitality Properties Trust REIT	12,664
675	Host Hotels & Resorts, Inc. REIT	13,203
92	Howard Hughes Corp. (The)(b)	12,448
387	Hudson Pacific Properties, Inc. REIT	12,721
557	Invitation Homes, Inc. REIT	12,889
384	Iron Mountain, Inc. REIT	13,033
367	JBG SMITH Properties REIT	13,531
74	Jones Lang LaSalle, Inc.	12,544
181	Kilroy Realty Corp. REIT	12,972
830	Kimco Realty Corp. REIT	12,043
189	Lamar Advertising Co., Class A REIT	12,041
309	Liberty Property Trust REIT	12,922
155	Life Storage, Inc. REIT	13,708
214	Macerich Co. (The) REIT	12,331
968	Medical Properties Trust, Inc. REIT	12,371
144	Mid-America Apartment Communities, Inc. REIT	13,170
324	National Retail Properties, Inc. REIT	12,325
460	Omega Healthcare Investors, Inc. REIT(c)	11,951
661	Outfront Media, Inc. REIT	12,394
876	Paramount Group, Inc. REIT	12,571
467	Park Hotels & Resorts, Inc. REIT	13,440
703	Piedmont Office Realty Trust, Inc., Class A REIT	12,598
201	Prologis, Inc. REIT	13,047
359	Rayonier, Inc. REIT	13,351
489	Realogy Holdings Corp.	12,132
248	Realty Income Corp. REIT	12,526
213	Regency Centers Corp. REIT	12,535
1,030	Retail Properties of America, Inc., Class A REIT	11,886
77	SBA Communications Corp. REIT(b)	12,338
787	Senior Housing Properties Trust REIT	12,254

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
126	SL Green Realty Corp. REIT	$12,315
1,559	Spirit Realty Capital, Inc. REIT	12,550
511	STORE Capital Corp. REIT	12,892
143	Sun Communities, Inc. REIT	13,421
566	Tanger Factory Outlet Centers, Inc. REIT	12,424
218	Taubman Centers, Inc. REIT	12,204
365	UDR, Inc. REIT	13,195
775	Uniti Group, Inc. REIT	13,965
249	Ventas, Inc. REIT	12,804
1,760	VEREIT, Inc. REIT	11,968
652	Vici Properties, Inc. REIT	11,853
186	Vornado Realty Trust REIT	12,654
457	Weingarten Realty Investors REIT	12,554
235	Welltower, Inc. REIT	12,558
365	Weyerhaeuser Co. REIT	13,425
205	WP Carey, Inc. REIT	13,089

		1,043,596

	Telecommunication Services—1.2%
4,114	CenturyLink, Inc.	76,438
2,516	Telephone & Data Systems, Inc.	68,762
1,798	United States Cellular Corp.(b)	71,147
2,011	Zayo Group Holdings, Inc.(b)	73,000

		289,347

	Utilities—10.9%
6,751	AES Corp. (The)	82,632
1,910	Alliant Energy Corp.	82,035
1,359	Ameren Corp.	79,665
905	American Water Works Co., Inc.	78,355
2,185	Aqua America, Inc.	76,803
915	Atmos Energy Corp.	79,504
1,519	Avangrid, Inc.	80,066
2,705	CenterPoint Energy, Inc.	68,518
1,720	CMS Energy Corp.	81,167
970	Consolidated Edison, Inc.	77,726
728	DTE Energy Co.	76,731
1,229	Edison International	80,524
953	Entergy Corp.	77,755
1,285	Eversource Energy	77,421
2,301	FirstEnergy Corp.	79,154
2,433	Great Plains Energy, Inc.	79,632
2,221	Hawaiian Electric Industries, Inc.	77,046
2,787	MDU Resources Group, Inc.	78,510
1,493	National Fuel Gas Co.	76,666
3,173	NiSource, Inc.	77,389
2,473	NRG Energy, Inc.	76,663
2,348	OGE Energy Corp.	77,179
965	Pinnacle West Capital Corp.	77,683
2,638	PPL Corp.	76,766
1,565	Public Service Enterprise Group, Inc.	81,615
1,787	SCANA Corp.	65,708
669	Sempra Energy	74,794
1,674	UGI Corp.	81,005
1,200	Vectren Corp.	84,324
3,518	Vistra Energy Corp.(b)	80,386
1,217	WEC Energy Group, Inc.	78,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
1,474	Westar Energy, Inc.	$79,861
1,699	Xcel Energy, Inc.	79,581

		2,581,093

	Total Common Stocks & Other Equity Interests (Cost $21,175,612)	23,645,003

	Money Market Fund—0.7%
159,560	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $159,560)	159,560

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $21,335,172)—100.7%	23,804,563

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.3%
545,612	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $545,612)	545,612

	Total Investments in Securities (Cost $21,880,784)—103.0%	24,350,175
	Other assets less liabilities—(3.0)%	(705,368)

	Net Assets—100.0%	$23,644,807

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Schedule of Investments(a)

Invesco Russell Midcap Pure Growth ETF (PXMG)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—19.0%
15,634	AMC Networks, Inc., Class A(b)	$812,968
2,585	Aptiv PLC	218,639
1,218	Cable One, Inc.	773,576
4,773	Chipotle Mexican Grill, Inc.(b)	2,020,554
862	Delphi Technologies PLC	41,729
5,707	Domino’s Pizza, Inc.	1,379,553
11,386	Expedia Group, Inc.	1,310,984
17,401	Floor & Decor Holdings, Inc., Class A(b)	967,322
11,532	Hilton Grand Vacations, Inc.(b)	495,876
28,369	Lululemon Athletica, Inc.(b)	2,831,226
676	NVR, Inc.(b)	2,095,600
7,454	O’Reilly Automotive, Inc.(b)	1,908,746
22,869	Polaris Industries, Inc.	2,397,129
14,626	Pool Corp.	2,030,235
12,383	Ross Stores, Inc.	1,001,166
7,428	Ulta Beauty, Inc.(b)	1,863,759
5,047	Vail Resorts, Inc.	1,157,328
16,145	Wyndham Worldwide Corp.	1,843,920

		25,150,310

	Consumer Staples—1.2%
7,505	Energizer Holdings, Inc.	430,487
45,897	Sprouts Farmers Market, Inc.(b)	1,148,802

		1,579,289

	Financials—6.1%
5,823	Eaton Vance Corp.	316,713
9,491	FactSet Research Systems, Inc.	1,794,843
11,705	MarketAxess Holdings, Inc.	2,324,964
17,785	MSCI, Inc., Class A	2,664,727
15,104	SEI Investments Co.	955,026

		8,056,273

	Health Care—15.7%
17,185	ABIOMED, Inc.(b)	5,171,826
11,519	Align Technology, Inc.(b)	2,878,022
8,180	Alkermes PLC(b)	362,129
8,923	athenahealth, Inc.(b)	1,092,800
3,507	BioMarin Pharmaceutical, Inc.(b)	292,869
4,733	Cerner Corp.(b)	275,697
10,330	Charles River Laboratories International, Inc.(b)	1,076,283
12,049	DexCom, Inc.(b)	881,746
14,862	Edwards Lifesciences Corp.(b)	1,892,824
3,600	Henry Schein, Inc.(b)	273,600
13,397	Illumina, Inc.(b)	3,227,739
14,297	Ionis Pharmaceuticals, Inc.(b)	615,200
1,946	Mettler-Toledo International, Inc.(b)	1,089,624
4,353	Neurocrine Biosciences, Inc.(b)	352,941
19,199	Seattle Genetics, Inc.(b)	982,797
1,272	TESARO, Inc.(b)	64,757
2,699	West Pharmaceutical Services, Inc.	238,079

		20,768,933

	Industrials—11.0%
61,803	Copart, Inc.(b)	3,156,897
3,532	CoStar Group, Inc.(b)	1,295,043
517	Equifax, Inc.	57,930
29,423	Graco, Inc.	1,294,318

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
27,293	HD Supply Holdings, Inc.(b)	$1,056,512
20,841	HEICO Corp.	1,830,882
12,784	J.B. Hunt Transport Services, Inc.	1,501,225
76	Landstar System, Inc.	7,725
14,599	Middleby Corp. (The)(b)	1,837,138
9,703	Nordson Corp.	1,247,806
11,650	Toro Co. (The)	680,244
2,116	United Rentals, Inc.(b)	317,400
9,004	Univar, Inc.(b)	248,150

		14,531,270

	Information Technology—44.7%
5,835	Alliance Data Systems Corp.	1,184,797
2,253	Analog Devices, Inc.	196,800
9,697	Arista Networks, Inc.(b)	2,565,341
21,246	Atlassian Corp. PLC, Class A (Australia)(b)	1,189,351
25,101	Black Knight, Inc.(b)	1,221,164
20,508	Broadridge Financial Solutions, Inc.	2,198,663
27,434	Cavium, Inc.(b)	2,057,824
28,376	CDK Global, Inc.	1,851,250
32,611	Cognex Corp.	1,508,259
4,145	Coherent, Inc.(b)	697,272
13,014	Euronet Worldwide, Inc.(b)	1,016,523
5,344	F5 Networks, Inc.(b)	871,553
90,307	First Data Corp., Class A(b)	1,634,557
11,597	Fiserv, Inc.(b)	821,763
2,969	FleetCor Technologies, Inc.(b)	615,414
50,956	Fortinet, Inc.(b)	2,820,924
8,542	Gartner, Inc.(b)	1,036,059
21,039	Global Payments, Inc.	2,378,459
16,124	GoDaddy, Inc., Class A(b)	1,040,965
5,670	IAC/InterActiveCorp.(b)	919,334
2,801	IPG Photonics Corp.(b)	596,697
4,690	Jack Henry & Associates, Inc.	560,361
20,064	Match Group, Inc.(b)(c)	945,416
10,066	Microchip Technology, Inc.	842,122
13,412	Palo Alto Networks, Inc.(b)	2,581,944
6,363	Paychex, Inc.	385,407
21,945	Red Hat, Inc.(b)	3,578,352
20,297	ServiceNow, Inc.(b)	3,372,144
7,765	Skyworks Solutions, Inc.	673,691
26,278	Splunk, Inc.(b)	2,697,437
18,720	Square, Inc., Class A(b)	886,205
20,975	Take-Two Interactive Software, Inc.(b)	2,091,417
21,367	Total System Services, Inc.	1,796,110
11,371	Tyler Technologies, Inc.(b)	2,489,339
9,565	Ultimate Software Group, Inc. (The)(b)	2,294,835
19,116	Universal Display Corp.	1,683,164
16,569	Workday, Inc., Class A(b)	2,068,474
13,458	Zebra Technologies Corp., Class A(b)	1,814,542

		59,183,929

	Materials—1.1%
12,343	Packaging Corp. of America	1,427,962

	Real Estate—1.2%
12,282	CoreSite Realty Corp. REIT	1,278,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco Russell Midcap Pure Growth ETF (PXMG) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
1,755	SBA Communications Corp. REIT(b)	$281,204

		1,559,760

	Total Common Stocks & Other Equity Interests (Cost $112,414,408)	132,257,726

	Money Market Fund—3.0%
4,009,231	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $4,009,231)	4,009,231

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $116,423,639)—103.0%	136,266,957

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.7%
889,313	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $889,313)	889,313

	Total Investments in Securities (Cost $117,312,952)—103.7%	137,156,270
	Other assets less liabilities—(3.7)%	(4,897,450)

	Net Assets—100.0%	$132,258,820

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Schedule of Investments(a)

Invesco Russell Midcap Pure Value ETF (PXMV)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—10.8%
4,816	Adient PLC	$295,173
3,037	GameStop Corp., Class A(b)	41,455
5,671	Garmin Ltd.	332,718
1,042	GCI Liberty, Inc.(c)	46,473
213	Graham Holdings Co., Class B	128,450
394	Hyatt Hotels Corp., Class A	30,287
31,823	International Game Technology PLC	899,636
4,695	John Wiley & Sons, Inc., Class A	309,635
684	Kohl’s Corp.	42,490
4,401	Liberty Broadband Corp., Class C(c)	311,987
13,605	Liberty Media Corp.-Liberty Formula One, Class C(c)	401,620
7,792	Macy’s, Inc.	242,097
18,635	News Corp., Class A	297,787
1,724	PVH Corp.	275,271
6,017	Ralph Lauren Corp., Class A	660,967
32,000	TEGNA, Inc.	338,240
7,933	Tribune Media Co., Class A	299,788

		4,954,074

	Consumer Staples—3.3%
31,151	Coty, Inc., Class A	540,470
5,126	Edgewell Personal Care Co.(c)	225,800
1,099	Ingredion, Inc.	133,078
84	Seaboard Corp.	336,592
3,805	Tyson Foods, Inc., Class A	266,731
960	US Foods Holding Corp.(c)	32,813

		1,535,484

	Energy—4.0%
539	Andeavor	74,554
34	Baker Hughes a GE Co.	1,228
1,949	CNX Resources Corp.(c)	28,962
244	Consol Energy, Inc.(c)	7,674
1,275	Helmerich & Payne, Inc.	88,676
640	Hess Corp.	36,474
8,371	Nabors Industries Ltd.	63,703
2,250	National Oilwell Varco, Inc.	87,008
21,608	Oceaneering International, Inc.	458,954
3,116	Patterson-UTI Energy, Inc.	66,745
525	PBF Energy, Inc., Class A	20,123
71,744	Transocean Ltd.(c)	887,473

		1,821,574

	Financials—18.6%
27,165	AGNC Investment Corp. REIT	513,962
40	Alleghany Corp.	22,987
277	Ally Financial, Inc.	7,230
1,291	American National Insurance Co.	155,785
53,908	Annaly Capital Management, Inc. REIT	559,026
2,287	Bank of Hawaii Corp.	192,588
12,658	CNA Financial Corp.	638,723
946	Commerce Bancshares, Inc.	60,090
5,296	E*TRADE Financial Corp.(c)	321,361
8,297	Fifth Third Bancorp	275,211
2,115	First American Financial Corp.	108,098
8,678	First Hawaiian, Inc.	239,079
6,555	FNF Group	241,421
329	Hartford Financial Services Group, Inc. (The)	17,713

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,225	Interactive Brokers Group, Inc., Class A	$90,895
6,167	Loews Corp.	323,521
791	M&T Bank Corp.	144,176
76,698	MFA Financial, Inc. REIT	576,769
16,748	Navient Corp.	222,078
46,740	New York Community Bancorp, Inc.	555,271
26,075	Old Republic International Corp.	531,930
1,246	OneMain Holdings, Inc.(c)	38,439
11,024	PacWest Bancorp	564,870
7,559	Popular, Inc.	349,906
629	Principal Financial Group, Inc.	37,249
3,969	ProAssurance Corp.	187,734
3,944	Prosperity Bancshares, Inc.	283,061
8,505	Regions Financial Corp.	159,044
3,873	SunTrust Banks, Inc.	258,716
27,249	TCF Financial Corp.	676,593
2,174	TFS Financial Corp.	32,414
4,565	Two Harbors Investment Corp. REIT	69,662
498	Unum Group	24,093
382	Validus Holdings Ltd.	25,888
42	White Mountains Insurance Group Ltd.	36,342

		8,541,925

	Health Care—2.4%
18,274	Brookdale Senior Living, Inc.(c)	132,304
7,095	DENTSPLY Sirona, Inc.	357,162
47,269	Endo International PLC(c)	270,851
14,488	Mallinckrodt PLC(c)	188,344
1,762	Perrigo Co. PLC	137,683

		1,086,344

	Industrials—8.6%
3,528	AGCO Corp.	221,135
1,820	Carlisle Cos., Inc.	196,069
1,374	Colfax Corp.(c)	42,608
855	Fluor Corp.	50,402
10,087	ITT, Inc.	493,153
8,153	Jacobs Engineering Group, Inc.	473,608
3,645	JetBlue Airways Corp.(c)	69,948
9,251	Kirby Corp.(c)	789,110
906	L3 Technologies, Inc.	177,467
2,299	Macquarie Infrastructure Corp.	87,132
3,061	Oshkosh Corp.	220,882
929	PACCAR, Inc.	59,149
5,583	Regal Beloit Corp.	397,510
5,381	Ryder System, Inc.	362,841
1,899	United Continental Holdings, Inc.(c)	128,258
3,045	WESCO International, Inc.(c)	181,330

		3,950,602

	Information Technology—9.1%
16,986	Avnet, Inc.	666,361
9,262	CA, Inc.	322,318
36,301	Conduent, Inc.(c)	706,417
10,625	EchoStar Corp., Class A(c)	558,237
14,749	First Solar, Inc.(c)	1,045,852
6,185	Leidos Holdings, Inc.	397,262
15,548	Xerox Corp.	488,985

		4,185,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials—6.6%
765	Alcoa Corp.(c)	$39,168
9,640	Ashland Global Holdings, Inc.	637,975
2,556	Bemis Co., Inc.	110,598
1,807	Cabot Corp.	100,939
847	Domtar Corp.	37,183
7,466	Mosaic Co. (The)	201,209
17,919	Newmont Mining Corp.	704,038
515	Sonoco Products Co.	26,451
59,860	Tahoe Resources, Inc.	301,096
9,845	United States Steel Corp.	333,056
16,925	Valvoline, Inc.	343,239
3,852	WestRock Co.	227,884

		3,062,836

	Real Estate—15.1%
148	Alexandria Real Estate Equities, Inc. REIT	18,436
16,924	Brandywine Realty Trust REIT	272,646
31,515	Brixmor Property Group, Inc. REIT	469,258
7,035	CoreCivic, Inc. REIT	141,826
4,635	Corporate Office Properties Trust REIT	127,509
6,195	DCT Industrial Trust, Inc. REIT	406,206
52,295	DDR Corp. REIT	379,139
14,358	Duke Realty Corp. REIT	389,102
1,605	EPR Properties REIT	88,307
14,742	Equity Commonwealth REIT(c)	456,855
3,747	Forest City Realty Trust, Inc., Class A REIT	75,165
14,151	GGP, Inc. REIT	282,878
2,483	HCP, Inc. REIT	58,003
3,748	Highwoods Properties, Inc. REIT	164,987
25,328	Host Hotels & Resorts, Inc. REIT	495,416
4,798	Invitation Homes, Inc. REIT	111,026
1,605	Kimco Realty Corp. REIT	23,288
8,938	Liberty Property Trust REIT	373,787
2,445	Macerich Co. (The) REIT	140,881
2,045	Mid-America Apartment Communities, Inc. REIT	187,036
9,409	National Retail Properties, Inc. REIT	357,918
244	Omega Healthcare Investors, Inc. REIT(b)	6,339
2,205	Prologis, Inc. REIT	143,126
15,448	Rayonier, Inc. REIT	574,511
8,295	Senior Housing Properties Trust REIT	129,153
1,862	SL Green Realty Corp. REIT	181,992
25	UDR, Inc. REIT	904
11,057	Uniti Group, Inc. REIT(b)	199,247
1,877	Ventas, Inc. REIT	96,515
32,112	VEREIT, Inc. REIT	218,362
2,055	Weingarten Realty Investors REIT	56,451
5,189	WP Carey, Inc. REIT	331,318

		6,957,587

	Telecommunication Services—2.6%
27,108	CenturyLink, Inc.	503,666
11,002	Telephone & Data Systems, Inc.	300,685
9,814	United States Cellular Corp.(c)	388,340

		1,192,691

	Utilities—18.9%
5,592	Alliant Energy Corp.	240,176
7,603	Ameren Corp.	445,688

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
708	American Water Works Co., Inc.	$61,299
153	Aqua America, Inc.	5,378
4,482	Atmos Energy Corp.	389,441
7,462	Avangrid, Inc.	393,322
5,936	Consolidated Edison, Inc.	475,652
885	DTE Energy Co.	93,279
6,246	Edison International	409,238
4,521	Entergy Corp.	368,868
6,799	Eversource Energy	409,640
16,600	FirstEnergy Corp.	571,040
16,197	Great Plains Energy, Inc.	530,128
11,263	Hawaiian Electric Industries, Inc.	390,713
6,510	MDU Resources Group, Inc.	183,387
2,246	National Fuel Gas Co.	115,332
13,870	NiSource, Inc.	338,289
3,660	OGE Energy Corp.	120,304
5,378	Pinnacle West Capital Corp.	432,929
8,117	PPL Corp.	236,205
7,894	Public Service Enterprise Group, Inc.	411,672
7,011	SCANA Corp.	257,794
795	Sempra Energy	88,881
1,884	UGI Corp.	91,167
176	Vectren Corp.	12,367
29,938	Vistra Energy Corp.(c)	684,083
1,632	WEC Energy Group, Inc.	104,905
7,420	Westar Energy, Inc.	402,016
9,594	Xcel Energy, Inc.	449,383

		8,712,576

	Total Common Stocks & Other Equity Interests (Cost $45,601,789)	46,001,125

	Money Market Fund—0.2%
101,953	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $101,953)	101,953

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $45,703,742)—100.2%	46,103,078

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.4%
196,612	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $196,612)	196,612

	Total Investments in Securities (Cost $45,900,354)—100.6%	46,299,690
	Other assets less liabilities—(0.6)%	(271,331)

	Net Assets—100.0%	$46,028,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

April 30, 2018

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Schedule of Investments(a)

Invesco Russell Top 200 Equal Weight ETF (EQWL)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—9.4%
156	Amazon.com, Inc.(b)	$244,316
113	Booking Holdings, Inc.(b)	246,114
3,631	Carnival Corp.	228,971
4,601	CBS Corp., Class B	226,369
710	Charter Communications, Inc., Class A(b)	192,616
6,570	Comcast Corp., Class A	206,232
5,856	DISH Network Corp., Class A(b)	196,469
22,838	Ford Motor Co.	256,699
6,404	General Motors Co.	235,283
1,362	Home Depot, Inc. (The)	251,698
3,162	Las Vegas Sands Corp.	231,870
2,812	Lowe’s Cos., Inc.	231,793
1,739	Marriott International, Inc., Class A	237,687
1,569	McDonald’s Corp.	262,713
764	Netflix, Inc.(b)	238,719
3,722	NIKE, Inc., Class B	254,548
4,216	Starbucks Corp.	242,715
3,474	Target Corp.	252,212
736	Tesla, Inc.(b)	216,310
2,556	Time Warner, Inc.	242,309
2,931	TJX Cos., Inc. (The)	248,695
6,517	Twenty-First Century Fox, Inc., Class A	238,262
2,329	Walt Disney Co. (The)	233,669
2,940	Yum! Brands, Inc.	256,074

		5,672,343

	Consumer Staples—11.1%
6,100	Altria Group, Inc.	342,271
9,219	Archer-Daniels-Midland Co.	418,358
8,979	Coca-Cola Co. (The)	387,983
5,620	Colgate-Palmolive Co.	366,593
1,753	Constellation Brands, Inc., Class A	408,677
1,305	Costco Wholesale Corp.	257,294
1,678	Estee Lauder Cos., Inc. (The), Class A	248,495
7,720	General Mills, Inc.	337,673
3,562	Kimberly-Clark Corp.	368,809
5,958	Kraft Heinz Co. (The)	335,912
17,367	Kroger Co. (The)	437,475
9,070	Mondelez International, Inc., Class A	358,265
7,023	Monster Beverage Corp.(b)	386,265
3,561	PepsiCo, Inc.	359,447
3,661	Philip Morris International, Inc.	300,202
4,991	Procter & Gamble Co. (The)	361,049
6,599	Sysco Corp.	412,701
5,787	Walgreens Boots Alliance, Inc.	384,546
2,756	Walmart, Inc.	243,796

		6,715,811

	Energy—12.9%
9,956	Anadarko Petroleum Corp.	670,238
4,988	Chevron Corp.	624,049
10,606	ConocoPhillips	694,693
5,621	EOG Resources, Inc.	664,234
7,628	Exxon Mobil Corp.	593,077
12,354	Halliburton Co.	654,638
35,315	Kinder Morgan, Inc.	558,683
9,025	Occidental Petroleum Corp.	697,271
5,967	Phillips 66	664,187

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
3,387	Pioneer Natural Resources Co.	$682,650
8,472	Schlumberger Ltd.	580,840
6,090	Valero Energy Corp.	675,564

		7,760,124

	Financials—8.3%
3,866	Aflac, Inc.	176,174
1,844	Allstate Corp. (The)	180,380
1,801	American Express Co.	177,849
3,092	American International Group, Inc.	173,152
1,206	Aon PLC	171,819
5,403	Bank of America Corp.	161,658
3,124	Bank of New York Mellon Corp. (The)	170,289
3,162	BB&T Corp.	166,954
847	Berkshire Hathaway, Inc., Class B(b)	164,089
314	BlackRock, Inc.	163,751
3,355	Brighthouse Financial, Inc.(b)	170,367
1,772	Capital One Financial Corp.	160,579
3,112	Charles Schwab Corp. (The)	173,276
1,226	Chubb Ltd.	166,331
2,347	Citigroup, Inc.	160,230
1,033	CME Group, Inc.	162,883
4,402	Franklin Resources, Inc.	148,083
653	Goldman Sachs Group, Inc. (The)	155,630
2,341	Intercontinental Exchange, Inc.	169,629
1,516	JPMorgan Chase & Co.	164,910
2,060	Marsh & McLennan Cos., Inc.	167,890
3,714	MetLife, Inc.	177,046
3,054	Morgan Stanley	157,647
1,091	PNC Financial Services Group, Inc. (The)	158,861
1,618	Prudential Financial, Inc.	172,026
904	S&P Global, Inc.	170,494
1,638	State Street Corp.	163,440
1,246	Travelers Cos., Inc. (The)	163,974
3,225	U.S. Bancorp	162,701
3,067	Wells Fargo & Co.	159,361

		4,991,473

	Health Care—11.7%
3,537	Abbott Laboratories	205,606
1,870	AbbVie, Inc.	180,548
1,242	Aetna, Inc.	222,380
1,824	Alexion Pharmaceuticals, Inc.(b)	214,557
1,426	Allergan PLC	219,105
1,169	Amgen, Inc.	203,967
957	Anthem, Inc.	225,842
3,227	Baxter International, Inc.	224,276
980	Becton, Dickinson and Co.	227,233
769	Biogen, Inc.(b)	210,398
7,859	Boston Scientific Corp.(b)	225,710
3,279	Bristol-Myers Squibb Co.	170,934
2,400	Celgene Corp.(b)	209,040
1,272	Cigna Corp.	218,555
5,838	CVS Health Corp.	407,668
2,154	Danaher Corp.	216,089
2,774	Eli Lilly & Co.	224,888
2,745	Express Scripts Holding Co.(b)	207,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
2,733	Gilead Sciences, Inc.	$197,405
2,138	HCA Healthcare, Inc.	204,692
812	Humana, Inc.	238,874
506	Intuitive Surgical, Inc.(b)	223,035
1,657	Johnson & Johnson	209,594
1,421	McKesson Corp.	221,974
2,662	Medtronic PLC	213,306
3,997	Merck & Co., Inc.	235,303
5,996	Pfizer, Inc.	219,514
642	Regeneron Pharmaceuticals, Inc.(b)	194,963
1,340	Stryker Corp.	227,023
1,034	Thermo Fisher Scientific, Inc.	217,502
974	UnitedHealth Group, Inc.	230,254
1,273	Vertex Pharmaceuticals, Inc.(b)	194,973

		7,043,005

	Industrials—9.8%
1,148	3M Co.	223,160
778	Boeing Co. (The)	259,510
1,767	Caterpillar, Inc.	255,084
4,825	CSX Corp.	286,557
1,685	Deere & Co.	228,031
4,967	Delta Air Lines, Inc.	259,377
3,345	Eaton Corp. PLC	250,975
3,865	Emerson Electric Co.	256,675
1,129	FedEx Corp.	279,089
1,197	General Dynamics Corp.	240,968
18,691	General Electric Co.	262,982
1,795	Honeywell International, Inc.	259,700
1,632	Illinois Tool Works, Inc.	231,777
7,212	Johnson Controls International PLC	244,270
794	Lockheed Martin Corp.	254,747
1,932	Norfolk Southern Corp.	277,184
784	Northrop Grumman Corp.	252,479
1,268	Raytheon Co.	259,864
4,649	Southwest Airlines Co.	245,607
2,052	Union Pacific Corp.	274,209
2,494	United Parcel Service, Inc., Class B	283,069
2,068	United Technologies Corp.	248,470
3,184	Waste Management, Inc.	258,827

		5,892,611

	Information Technology—12.6%
1,712	Accenture PLC, Class A	258,854
3,533	Activision Blizzard, Inc.	234,415
1,254	Adobe Systems, Inc.(b)	277,886
241	Alphabet, Inc., Class C(b)	245,177
1,534	Apple, Inc.	253,509
4,571	Applied Materials, Inc.	227,042
2,320	Automatic Data Processing, Inc.	273,946
1,099	Broadcom, Inc.	252,133
6,121	Cisco Systems, Inc.	271,099
3,261	Cognizant Technology Solutions Corp., Class A	266,815
9,253	Corning, Inc.	250,016
5,547	eBay, Inc.(b)	210,120
2,107	Electronic Arts, Inc.(b)	248,584
1,488	Facebook, Inc., Class A(b)	255,936

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
14,321	Hewlett Packard Enterprise Co.	$244,173
11,331	HP, Inc.	243,503
5,349	Intel Corp.	276,115
1,737	International Business Machines Corp.	251,795
1,583	Intuit, Inc.	292,523
971	Mastercard, Inc., Class A	173,100
4,915	Micron Technology, Inc.(b)	225,992
2,874	Microsoft Corp.	268,776
1,125	NVIDIA Corp.	253,012
2,194	NXP Semiconductors NV (Netherlands)(b)	230,151
5,206	Oracle Corp.	237,758
2,178	PayPal Holdings, Inc.(b)	162,501
4,390	QUALCOMM, Inc.	223,934
2,148	salesforce.com, inc.(b)	259,886
2,479	Texas Instruments, Inc.	251,445
1,423	Visa, Inc., Class A	180,550
2,197	VMware, Inc., Class A(b)	292,772

		7,593,518

	Materials—10.9%
5,097	Air Products & Chemicals, Inc.	827,192
12,068	DowDuPont, Inc.	763,180
6,336	Ecolab, Inc.	917,263
7,786	LyondellBasell Industries NV, Class A	823,214
6,921	Monsanto Co.	867,686
7,380	PPG Industries, Inc.	781,394
5,395	Praxair, Inc.	822,845
2,106	Sherwin-Williams Co. (The)	774,292

		6,577,066

	Real Estate—1.7%
1,219	American Tower Corp. REIT	166,223
1,578	Crown Castle International Corp. REIT	159,173
447	Equinix, Inc. REIT	188,093
2,986	Equity Residential REIT	184,266
871	Public Storage REIT	175,750
1,113	Simon Property Group, Inc. REIT	174,007

		1,047,512

	Telecommunication Services—4.0%
16,621	AT&T, Inc.	543,507
116,730	Sprint Corp.(b)	654,855
9,480	T-Mobile US, Inc.(b)	573,635
12,585	Verizon Communications, Inc.	621,070

		2,393,067

	Utilities—7.5%
9,494	American Electric Power Co., Inc.	664,390
8,469	Dominion Energy, Inc.	563,697
8,143	Duke Energy Corp.	652,743
16,557	Exelon Corp.	656,982
4,018	NextEra Energy, Inc.	658,590
14,854	PG&E Corp.	684,769
14,283	Southern Co. (The)	658,732

		4,539,903

	Total Common Stocks & Other Equity Interests (Cost $54,003,422)	60,226,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

April 30, 2018

Number of Shares		Value
	Money Market Fund—0.1%
32,941	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $32,941)	$32,941

	Total Investments in Securities (Cost $54,036,363)—100.0%	60,259,374
	Other assets less liabilities—(0.0)%	(27,226)

	Net Assets—100.0%	$60,232,148

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Schedule of Investments(a)

Invesco Russell Top 200 Pure Growth ETF (PXLG)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—26.3%
5,226	Amazon.com, Inc.(b)	$8,184,595
2,769	Booking Holdings, Inc.(b)	6,030,882
26,816	CBS Corp., Class B	1,319,347
21,305	Home Depot, Inc. (The)	3,937,164
18,425	Las Vegas Sands Corp.	1,351,105
55,734	Lowe’s Cos., Inc.	4,594,154
36,494	Marriott International, Inc., Class A	4,988,000
4,578	McDonald’s Corp.	766,540
31,684	Netflix, Inc.(b)	9,899,983
39,275	NIKE, Inc., Class B	2,686,017
73,864	Starbucks Corp.	4,252,351
7,941	Tesla, Inc.(b)(c)	2,333,860
51,431	TJX Cos., Inc. (The)	4,363,920
2,081	Yum! Brands, Inc.	181,255

		54,889,173

	Consumer Staples—7.8%
1,906	Altria Group, Inc.	106,946
20,011	Constellation Brands, Inc., Class A	4,665,164
13,491	Costco Wholesale Corp.	2,659,886
10,715	Estee Lauder Cos., Inc. (The), Class A	1,586,784
87,416	Monster Beverage Corp.(b)	4,807,880
36,996	Sysco Corp.	2,313,730

		16,140,390

	Financials—1.8%
7,907	Aon PLC	1,126,510
17,954	Marsh & McLennan Cos., Inc.	1,463,251
6,139	S&P Global, Inc.	1,157,816

		3,747,577

	Health Care—13.1%
66,659	AbbVie, Inc.	6,435,927
16,484	Becton, Dickinson and Co.	3,822,145
36,636	Boston Scientific Corp.(b)	1,052,186
44,961	Celgene Corp.(b)	3,916,103
4,130	Eli Lilly & Co.	334,819
8,212	Intuitive Surgical, Inc.(b)	3,619,686
11,368	Regeneron Pharmaceuticals, Inc.(b)	3,452,234
13,417	Stryker Corp.	2,273,108
1,372	UnitedHealth Group, Inc.	324,341
13,808	Vertex Pharmaceuticals, Inc.(b)	2,114,833

		27,345,382

	Industrials—6.2%
7,395	3M Co.	1,437,514
19,837	Boeing Co. (The)	6,616,830
3,693	Deere & Co.	499,774
2,095	FedEx Corp.	517,884
3,884	Illinois Tool Works, Inc.	551,606
2,308	Northrop Grumman Corp.	743,268
22,264	Southwest Airlines Co.	1,176,207
12,257	United Parcel Service, Inc., Class B	1,391,169

		12,934,252

	Information Technology—34.4%
12,155	Accenture PLC, Class A	1,837,836
20,682	Activision Blizzard, Inc.	1,372,251
20,071	Adobe Systems, Inc.(b)	4,447,734

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
695	Alphabet, Inc., Class C(b)	$707,044
21,614	Apple, Inc.	3,571,930
92,398	Applied Materials, Inc.	4,589,409
27,205	Automatic Data Processing, Inc.	3,212,366
16,818	Broadcom, Inc.	3,858,385
24,715	Cognizant Technology Solutions Corp., Class A	2,022,181
13,278	Electronic Arts, Inc.(b)	1,566,538
26,294	Facebook, Inc., Class A(b)	4,522,568
26,350	Intuit, Inc.	4,869,216
41,955	Mastercard, Inc., Class A	7,479,318
24,740	Microsoft Corp.	2,313,685
27,294	NVIDIA Corp.	6,138,421
22,807	PayPal Holdings, Inc.(b)	1,701,630
58,239	salesforce.com, inc.(b)	7,046,337
11,799	Texas Instruments, Inc.	1,196,773
48,298	Visa, Inc., Class A	6,128,050
22,915	VMware, Inc., Class A(b)(c)	3,053,653

		71,635,325

	Materials—3.5%
13,700	Ecolab, Inc.	1,983,349
15,674	Monsanto Co.	1,965,049
9,337	Sherwin-Williams Co. (The)	3,432,842

		7,381,240

	Real Estate—6.8%
38,875	American Tower Corp. REIT	5,300,995
32,228	Crown Castle International Corp. REIT	3,250,838
10,365	Equinix, Inc. REIT	4,361,488
6,266	Public Storage REIT	1,264,354

		14,177,675

	Total Common Stocks & Other Equity Interests (Cost $160,716,080)	208,251,014

	Money Market Fund—0.1%
139,862	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $139,862)	139,862

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $160,855,942)—100.0%	208,390,876

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.6%
5,389,707	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $5,389,707)	5,389,707

	Total Investments in Securities (Cost $166,245,649)—102.6%	213,780,583
	Other assets less liabilities—(2.6)%	(5,425,305)

	Net Assets—100.0%	$208,355,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Russell Top 200 Pure Growth ETF (PXLG) (continued)

April 30, 2018

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Schedule of Investments(a)

Invesco Russell Top 200 Pure Value ETF (PXLV)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—8.7%
24,573	Carnival Corp.	$1,549,573
182,985	Ford Motor Co.	2,056,751
85,266	General Motors Co.	3,132,673
32,961	Target Corp.	2,392,969
239	Time Warner, Inc.	22,657

		9,154,623

	Consumer Staples—4.8%
52,441	Archer-Daniels-Midland Co.	2,379,773
10,498	Kraft Heinz Co. (The)	591,877
29,437	Mondelez International, Inc., Class A	1,162,761
9,747	Walmart, Inc.	862,220

		4,996,631

	Energy—11.8%
9,919	Anadarko Petroleum Corp.	667,747
12,257	Chevron Corp.	1,533,473
31,929	ConocoPhillips	2,091,350
11,027	Exxon Mobil Corp.	857,349
172,275	Kinder Morgan, Inc.	2,725,391
2,795	Occidental Petroleum Corp.	215,942
13,058	Phillips 66	1,453,486
1,398	Pioneer Natural Resources Co.	281,767
6,533	Schlumberger Ltd.	447,902
18,313	Valero Energy Corp.	2,031,461

		12,305,868

	Financials—34.4%
82,295	Aflac, Inc.	3,750,183
2,475	American Express Co.	244,406
59,581	Bank of America Corp.	1,782,664
29,080	Bank of New York Mellon Corp. (The)	1,585,151
41,549	BB&T Corp.	2,193,787
5,198	Berkshire Hathaway, Inc., Class B(b)	1,007,009
814	BlackRock, Inc.	424,501
2,860	Brighthouse Financial, Inc.(b)	145,231
14,427	Chubb Ltd.	1,957,311
34,298	Citigroup, Inc.	2,341,524
13,931	CME Group, Inc.	2,196,640
72,664	Franklin Resources, Inc.	2,444,417
2,513	Goldman Sachs Group, Inc. (The)	598,923
22,966	JPMorgan Chase & Co.	2,498,242
31,590	MetLife, Inc.	1,505,895
32,700	Morgan Stanley	1,687,974
14,013	PNC Financial Services Group, Inc. (The)	2,040,433
12,591	Prudential Financial, Inc.	1,338,675
11,341	Travelers Cos., Inc. (The)	1,492,476
44,400	U.S. Bancorp	2,239,980
48,390	Wells Fargo & Co.	2,514,344

		35,989,766

	Health Care—5.1%
10,945	Abbott Laboratories	636,233
6,613	Allergan PLC	1,016,087
2,073	Anthem, Inc.	489,207
6,332	CVS Health Corp.	442,164
14,143	Danaher Corp.	1,418,826
35,755	Pfizer, Inc.	1,308,991

		5,311,508

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—5.7%
21,401	Delta Air Lines, Inc.	$1,117,560
20,910	Eaton Corp. PLC	1,568,877
41,610	Johnson Controls International PLC	1,409,331
6,591	Norfolk Southern Corp.	945,611
8,069	United Technologies Corp.	969,490

		6,010,869

	Information Technology—9.7%
68,687	Cisco Systems, Inc.	3,042,147
34,048	eBay, Inc.(b)	1,289,738
166,485	Hewlett Packard Enterprise Co.	2,838,569
6,033	HP, Inc.	129,649
44,559	Intel Corp.	2,300,136
10,771	QUALCOMM, Inc.	549,429

		10,149,668

	Materials—3.5%
11,501	Air Products & Chemicals, Inc.	1,866,497
28,303	DowDuPont, Inc.	1,789,882

		3,656,379

	Real Estate—0.4%
6,320	Equity Residential REIT	390,007

	Telecommunication Services—2.1%
31,869	AT&T, Inc.	1,042,116
201,750	Sprint Corp.(b)	1,131,818

		2,173,934

	Utilities—13.8%
37,732	American Electric Power Co., Inc.	2,640,485
16,209	Dominion Energy, Inc.	1,078,871
33,640	Duke Energy Corp.	2,696,583
55,066	Exelon Corp.	2,185,019
11,152	NextEra Energy, Inc.	1,827,924
37,818	PG&E Corp.	1,743,410
48,991	Southern Co. (The)	2,259,465

		14,431,757

	Total Investments in Securities (Cost $98,284,934)—100.0%	104,571,010
	Other assets less liabilities—(0.0)%	(32,290)

	Net Assets—100.0%	$104,538,720

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Schedule of Investments(a)

Invesco Zacks Micro Cap ETF (PZI)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—11.8%
1,088	American Public Education, Inc.(b)	$43,846
930	America’s Car-Mart, Inc.(b)	49,569
2,521	AV Homes, Inc.(b)	41,975
1,469	Bassett Furniture Industries, Inc.	42,674
5,014	Bbx Capital Corp., Class A	50,040
2,949	Beazer Homes USA, Inc.(b)	43,291
2,717	Boot Barn Holdings, Inc.(b)	53,172
3,560	Career Education Corp.(b)	46,173
6,298	Century Casinos, Inc.(b)	48,369
1,521	Century Communities, Inc.(b)	46,771
10,167	China Automotive Systems, Inc. (China)(b)	43,413
1,559	Citi Trends, Inc.	47,752
7,148	Clarus Corp.(b)	51,108
1,486	Conn’s, Inc.(b)(c)	37,893
8,884	Container Store Group, Inc. (The)(b)	55,347
2,549	Delta Apparel, Inc.(b)	46,111
3,033	Gaia, Inc.(b)	45,950
4,779	Gannett Co., Inc.	46,213
2,002	Golden Entertainment, Inc.(b)	53,553
4,450	Green Brick Partners, Inc.(b)	44,945
2,317	Guess?, Inc.	53,963
1,290	Hooker Furniture Corp.	48,697
4,289	J. Alexander’s Holdings, Inc.(b)	51,254
759	Johnson Outdoors, Inc., Class A	49,153
9,341	Kandi Technologies Group, Inc. (China)(b)(c)	45,771
4,536	Liberty TripAdvisor Holdings, Inc., Series A(b)	41,731
1,503	M/I Homes, Inc.(b)	45,811
2,098	Modine Manufacturing Co.(b)	36,086
1,147	Monarch Casino & Resort, Inc.(b)	48,931
1,476	Movado Group, Inc.	58,228
4,174	New Home Co., Inc. (The)(b)	41,657
2,644	New Media Investment Group, Inc.	43,838
13,478	New York & Co., Inc.(b)	52,969
1,711	RCI Hospitality Holdings, Inc.	46,522
4,693	Red Lion Hotels Corp.(b)	46,226
3,193	Regis Corp.(b)	49,875
2,263	Rocky Brands, Inc.	53,973
1,255	Scholastic Corp.	51,957
1,916	Shoe Carnival, Inc.	46,693
2,599	Sonic Automotive, Inc., Class A	51,460
4,156	Tilly’s, Inc., Class A	46,589
12,095	Tuesday Morning Corp.(b)(c)	42,937
1,272	Unifi, Inc.(b)	37,664
4,630	Vera Bradley, Inc.(b)	52,689
1,464	Weyco Group, Inc.	53,729
1,687	William Lyon Homes, Class A(b)	45,313
3,850	ZAGG, Inc.(b)	43,120
2,003	Zumiez, Inc.(b)	46,870

		2,271,871

	Consumer Staples—1.2%
19,820	22nd Century Group, Inc.(b)(c)	41,027
1,734	Alico, Inc.	56,008
1,832	Alliance One International, Inc.(b)	38,289
1,999	Chefs’ Warehouse, Inc. (The)(b)	48,476
15,569	Neptune Technologies & Bioressources, Inc. (Canada)(b)	42,815

		226,615

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy—7.0%
1,110	Adams Resources & Energy, Inc.	$50,838
18,073	Approach Resources, Inc.(b)(c)	50,243
6,010	Ardmore Shipping Corp. (Ireland)(b)	48,080
16,728	Baytex Energy Corp. (Canada)(b)	74,774
3,592	Bristow Group, Inc.	57,652
6,836	Calumet Specialty Products Partners LP(b)	48,536
15,023	Capital Product Partners LP (Greece)	48,674
14,605	Cloud Peak Energy, Inc.(b)	46,590
7,246	Dawson Geophysical Co.(b)	52,171
12,647	DHT Holdings, Inc.	45,909
6,298	Dorian LPG Ltd.(b)	45,283
2,029	GasLog Partners LP (Monaco)	48,189
16,908	Gran Tierra Energy, Inc. (Colombia)(b)	55,965
7,875	Helix Energy Solutions Group, Inc.(b)	60,795
2,610	International Seaways Inc.(b)	52,539
1,509	Mammoth Energy Services, Inc.(b)	49,012
3,970	Navigator Holdings Ltd. (United Kingdom)(b)(c)	45,456
5,650	Newpark Resources, Inc.(b)	59,325
3,898	Renewable Energy Group, Inc.(b)	50,284
3,367	Ring Energy, Inc.(b)	56,296
12,127	StealthGas, Inc. (Greece)(b)	51,055
1,269	Stone Energy Corp.(b)	45,176
6,040	Teekay Corp. (Bermuda)(c)	53,273
12,349	TETRA Technologies, Inc.(b)	48,532
13,516	Tsakos Energy Navigation Ltd. (Greece)(c)	48,928
2,453	Unit Corp.(b)	55,634

		1,349,209

	Financials—36.7%
2,738	AG Mortgage Investment Trust, Inc. REIT	48,408
1,187	Allegiance Bancshares, Inc.(b)	48,014
3,242	Ambac Financial Group, Inc.(b)	55,211
7,369	America First Multifamily Investors LP, Class Limited Partnership	47,162
9,667	Anworth Mortgage Asset Corp. REIT	45,725
8,592	Apollo Investment Corp.	46,139
5,385	Arbor Realty Trust, Inc. REIT(c)	47,173
3,826	Ares Commercial Real Estate Corp. REIT	46,792
2,101	ARMOUR Residential REIT, Inc. REIT	47,546
1,309	Associated Capital Group, Inc., Class A	47,320
4,328	Atlas Financial Holdings, Inc.(b)	45,444
2,419	B. Riley Financial, Inc.	49,952
2,047	Baldwin & Lyons, Inc., Class B	47,695
1,710	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	46,324
4,454	Bancorp, Inc. (The)(b)	46,099
702	Bank of Marin Bancorp	50,930
2,903	BankFinancial Corp.	49,148
3,083	Beneficial Bancorp, Inc.	48,866
2,279	Blue Hills Bancorp, Inc.	46,321
1,097	Bryn Mawr Bank Corp.	48,926
901	C&F Financial Corp.	52,168
2,543	Cannae Holdings, Inc.(b)	52,538
1,880	Capital City Bank Group, Inc.	42,074
2,714	Capital Southwest Corp.	46,111
5,517	Capstead Mortgage Corp. REIT	48,550
1,198	Carolina Financial Corp.	46,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Zacks Micro Cap ETF (PZI) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
618	Century Bancorp, Inc., Class A	$49,440
1,026	Chemung Financial Corp.	48,427
2,712	Cherry Hill Mortgage Investment Corp. REIT	47,785
1,663	CNB Financial Corp.	47,163
1,643	Codorus Valley Bancorp, Inc.	47,992
2,825	Colony Bankcorp, Inc.	45,482
1,602	ConnectOne Bancorp, Inc.	42,293
3,730	Cowen, Inc., Class A(b)(c)	57,815
1,598	Customers Bancorp, Inc.(b)	46,054
7,291	CYS Investments, Inc. REIT	52,276
2,657	Dime Community Bancshares, Inc.	52,476
7,417	Dynex Capital, Inc. REIT	48,804
3,235	Ellington Financial LLC	48,266
1,190	Employers Holdings, Inc.	48,671
1,031	Encore Capital Group, Inc.(b)	45,983
2,169	Enova International, Inc.(b)	63,552
1,658	Entegra Financial Corp.(b)	48,165
1,217	Equity Bancshares, Inc., Class A(b)	46,404
3,220	ESSA Bancorp, Inc.	47,076
3,544	EZCORP, Inc., Class A(b)	48,553
1,141	Farmers & Merchants Bancorp, Inc.	50,330
561	Federal Agricultural Mortgage Corp., Class C	47,971
2,097	Fidelity Southern Corp.	47,665
1,346	First Bancorp/Southern Pines NC	51,350
1,610	First Community Bancshares, Inc.	49,958
823	First Defiance Financial Corp.	49,100
2,602	First Foundation, Inc.(b)	46,550
1,803	First Guaranty Bancshares, Inc.	46,770
1,319	First Internet Bancorp	45,110
2,825	First Northwest Bancorp(b)	45,398
643	First Savings Financial Group, Inc.	46,605
1,778	Flushing Financial Corp.	46,068
875	FS Bancorp, Inc.	50,382
5,466	Gladstone Capital Corp.	47,773
4,693	Gladstone Investment Corp.(c)	51,952
1,379	Global Indemnity Ltd., Class A (Cayman Islands)	56,387
3,607	Great Ajax Corp. REIT	48,478
2,123	Green Bancorp, Inc.(b)	47,874
5,968	GSV Capital Corp.(b)	40,224
1,448	Guaranty Bancshares, Inc.	47,480
1,610	Heritage Financial Corp.	47,817
3,003	Heritage Insurance Holdings, Inc.(c)	47,147
1,127	Home Bancorp, Inc.	48,855
1,685	HomeStreet, Inc.(b)	42,967
1,763	HomeTrust Bancshares, Inc.(b)	46,014
1,616	Horizon Bancorp	46,476
1,339	Independence Holding Co.	47,401
2,030	Independent Bank Corp./MI	48,517
1,116	INTL FCStone, Inc.(b)	50,019
1,829	Investar Holding Corp.	46,548
14,426	Ladenburg Thalmann Financial Services, Inc.	47,894
2,419	Lakeland Bancorp, Inc.	47,171
1,865	Malvern Bancorp, Inc.(b)	47,464
5,184	MBIA, Inc.(b)(c)	44,168
2,431	Meridian Bancorp, Inc.	45,946
929	Middlefield Banc Corp.	47,658

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,471	MidWestOne Financial Group, Inc.	$47,469
2,665	MTGE Investment Corp. REIT	48,370
2,462	MVB Financial Corp.	46,778
4,750	MVC Capital, Inc.	47,120
1,070	National Commerce Corp.(b)	46,331
157	National Western Life Group, Inc., Class A	49,833
3,601	New Mountain Finance Corp.	48,614
7,969	New York Mortgage Trust, Inc. REIT(c)	48,292
2,653	Newtek Business Services Corp.	47,674
2,855	NI Holdings, Inc.(b)	46,679
847	Nicolet Bankshares, Inc.(b)	47,068
2,911	NMI Holdings, Inc., Class A(b)	40,317
2,307	Northeast Bancorp	44,987
1,386	Northrim Bancorp, Inc.	48,787
2,144	Oak Valley Bancorp	45,774
11,112	Oaktree Specialty Lending Corp.	48,448
4,389	OFG Bancorp	59,252
1,095	Ohio Valley Banc Corp.	49,877
3,431	Old Second Bancorp, Inc.	49,063
8,900	On Deck Capital, Inc.(b)	46,725
1,839	Oppenheimer Holdings, Inc., Class A	49,377
1,672	Opus Bank	47,150
1,953	Orrstown Financial Services, Inc.	51,462
2,307	Parke Bancorp, Inc.	54,099
1,410	Peapack-Gladstone Financial Corp.	46,586
3,573	Pennantpark Floating Rate Capital Ltd.	48,021
6,812	PennantPark Investment Corp.	46,322
2,617	PennyMac Mortgage Investment Trust REIT	46,033
1,337	Peoples Bancorp, Inc.	47,945
1,031	Peoples Financial Services Corp.	48,354
572	Piper Jaffray Cos.	40,069
3,147	Redwood Trust, Inc. REIT	48,275
1,490	Regional Management Corp.(b)	48,976
1,204	Republic Bancorp, Inc., Class A	50,773
5,094	Resource Capital Corp. REIT	49,717
4,961	Riverview Bancorp, Inc.	46,584
629	Safety Insurance Group, Inc.	50,320
1,766	Seacoast Banking Corp. of Florida(b)	48,795
3,433	Select Bancorp, Inc.(b)	44,766
2,519	Shore Bancshares, Inc.	45,569
3,288	SI Financial Group, Inc.	47,018
2,031	SmartFinancial, Inc.(b)	48,439
2,354	Solar Capital Ltd.	47,975
1,399	Southside Bancshares, Inc.	48,727
1,660	State Auto Financial Corp.	51,842
1,619	State Bank Financial Corp.	51,015
1,909	Summit Financial Group, Inc.	47,820
3,276	Sutherland Asset Management Corp. REIT	47,174
6,044	THL Credit, Inc.	47,808
1,556	Timberland Bancorp, Inc.	50,803
1,290	TriCo Bancshares	48,207
4,022	TriplePoint Venture Growth BDC Corp.	49,109
1,129	Triumph Bancorp, Inc.(b)	43,862
4,807	United Community Financial Corp.	48,695
2,970	United Financial Bancorp, Inc.	49,094
977	United Fire Group, Inc.	49,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Zacks Micro Cap ETF (PZI) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
2,372	United Insurance Holdings Corp.	$44,736
4,536	United Security Bancshares	50,350
2,130	Unity Bancorp, Inc.	46,860
1,760	Univest Corp. of Pennsylvania	50,600
1,741	Veritex Holdings, Inc.(b)	50,002
386	Virtus Investment Partners, Inc.	44,525
2,723	Waterstone Financial, Inc.	46,699
4,878	Western Asset Mortgage Capital Corp. REIT	48,536
466	World Acceptance Corp.(b)	47,765

		7,069,219

	Health Care—7.2%
3,926	AAC Holdings, Inc.(b)	44,482
7,371	Adverum Biotechnologies, Inc.(b)	46,069
2,450	AMAG Pharmaceuticals, Inc.(b)	50,347
2,852	AngioDynamics, Inc.(b)	55,272
9,071	Arbutus Biopharma Corp. (Canada)(b)	51,705
1,714	Catalyst Biosciences, Inc.(b)	48,832
27,615	Chelsea Therapeutics International Ltd.(b)(d)	0
2,550	Dynavax Technologies Corp.(b)	43,222
4,587	Endocyte, Inc.(b)	43,898
1,715	Fonar Corp.(b)	48,792
9,588	Fortress Biotech, Inc.(b)	38,352
2,923	Glycomimetics, Inc.(b)	49,369
9,530	Harvard Bioscience, Inc.(b)	54,797
1,996	Intellia Therapeutics, Inc.(b)(c)	39,960
2,185	Intra-Cellular Therapies, Inc.(b)	38,063
2,734	Invacare Corp.	49,759
12,414	Marinus Pharmaceuticals, Inc.(b)	55,118
12,414	NantKwest, Inc.(b)	48,415
3,701	Nuvectra Corp.(b)	47,669
16,267	PDL BioPharma, Inc.(b)	47,500
685	Providence Service Corp. (The)(b)	51,978
5,875	Quorum Health Corp.(b)	41,419
2,767	Rocket Pharmaceuticals, Inc.(b)	47,703
10,483	RTI Surgical, Inc.(b)	46,125
4,838	SeaSpine Holdings Corp.(b)	55,685
21,442	Sierra Oncology, Inc. (Canada)(b)	44,170
2,894	Surgery Partners, Inc.(b)(c)	46,304
1,768	Triple-S Management Corp., Class B(b)	50,123
15,168	Verastem, Inc.(b)	63,250
6,281	Zafgen, Inc.(b)	42,648

		1,391,026

	Industrials—15.6%
1,047	Aerovironment, Inc.(b)	57,062
1,207	Allied Motion Technologies, Inc.	48,123
3,837	Ameresco, Inc., Class A(b)	45,468
1,271	American Railcar Industries, Inc.	48,234
1,430	ArcBest Corp.	45,903
2,258	CAI International, Inc.(b)	50,760
2,544	CBIZ, Inc.(b)	47,318
2,252	China Yuchai International Ltd. (China)	46,864
11,826	Civeo Corp.(b)	39,617
1,344	Columbus McKinnon Corp.	48,223
7,609	Costamare, Inc. (Monaco)(c)	51,665
1,534	Covenant Transportation Group, Inc., Class A(b)	42,569

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
902	CRA International, Inc.	$50,936
13,555	Diana Shipping, Inc. (Greece)(b)(c)	48,662
1,793	DMC Global, Inc.	69,389
1,592	Ducommun, Inc.(b)	46,311
8,900	Eagle Bulk Shipping, Inc.(b)	45,034
1,667	Eastern Co. (The)	47,343
1,703	Echo Global Logistics, Inc.(b)	46,492
837	Encore Wire Corp.	44,068
2,413	Ennis, Inc.	43,193
3,617	FreightCar America, Inc.	50,421
3,217	Genco Shipping & Trading Ltd.(b)	51,472
6,374	General Finance Corp.(b)	59,916
5,952	Golden Ocean Group Ltd. (Norway)	48,092
10,844	Great Lakes Dredge & Dock Corp.(b)	49,882
2,012	Heritage-Crystal Clean, Inc.(b)	42,554
1,020	Hurco Cos., Inc.	45,084
670	Hyster-Yale Materials Handling, Inc.	47,704
790	ICF International, Inc.	53,009
496	Kadant, Inc.	45,756
1,602	Kelly Services, Inc., Class A	46,875
5,102	Kratos Defense & Security Solutions, Inc.(b)	51,071
1,906	LB Foster Co., Class A(b)	44,886
4,084	Manitex International, Inc.(b)	42,024
1,681	Manitowoc Co., Inc. (The)(b)	41,437
2,047	Marten Transport Ltd.	39,917
891	McGrath RentCorp	52,507
25,777	Navios Maritime Partners LP (Monaco)(b)(c)	44,336
4,614	Nexeo Solutions, Inc.(b)	47,017
5,788	NL Industries, Inc.(b)	44,278
2,475	Northwest Pipe Co.(b)	48,832
6,847	Orion Group Holdings, Inc.(b)	41,493
1,297	P.A.M. Transportation Services, Inc.(b)	46,679
16,494	Pangea Logistics Solutions(b)	51,461
748	Preformed Line Products Co.	50,303
14,561	Safe Bulkers, Inc. (Greece)(b)	42,518
6,597	Scorpio Bulkers, Inc.	50,467
7,224	Seaspan Corp. (Hong Kong)(c)	55,553
2,651	Spartan Motors, Inc.	47,320
4,096	Star Bulk Carriers Corp. (Greece)(b)	49,562
4,257	Sterling Construction Co., Inc.(b)	47,380
5,445	Sunrun, Inc.(b)	50,203
2,680	Textainer Group Holdings Ltd.(b)	46,096
2,462	Titan Machinery, Inc.(b)	47,566
1,910	TriMas Corp.(b)	51,761
4,813	Ultralife Corp.(b)	40,670
1,783	USA Truck, Inc.(b)	42,845
1,206	Vectrus, Inc.(b)	43,416
12,579	Vivint Solar, Inc.(b)(c)	49,687
940	VSE Corp.	48,213
18,571	Westport Fuel Systems, Inc. (Canada)(b)	43,642
1,558	Willis Lease Finance Corp.(b)	50,915

		3,008,054

	Information Technology—8.1%
8,204	Allot Communications Ltd. (Israel)(b)(c)	43,071
2,949	Alpha & Omega Semiconductor Ltd.(b)	44,707
1,829	Axcelis Technologies, Inc.(b)	40,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco Zacks Micro Cap ETF (PZI) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
6,462	AXT, Inc.(b)	$37,803
1,950	Blucora, Inc.(b)	50,700
7,084	Camtek Ltd. (Israel)	48,738
2,762	Canadian Solar, Inc. (Canada)(b)(c)	43,170
1,584	Comtech Telecommunications Corp.	48,455
4,208	Dasan Zhone Solutions, Inc.(b)	46,414
4,580	Digi International, Inc.(b)	52,670
20,690	Digital Turbine, Inc.(b)	32,897
2,352	Electro Scientific Industries, Inc.(b)	42,336
787	FARO Technologies, Inc.(b)	39,743
5,424	Gilat Satellite Networks Ltd. (Israel)(b)	45,670
12,682	Glu Mobile, Inc.(b)	55,547
2,591	KEMET Corp.(b)	44,617
2,894	Kimball Electronics, Inc.(b)	45,870
4,602	KVH Industries, Inc.(b)	48,781
11,258	Limelight Networks, Inc.(b)	58,091
4,966	Net 1 UEPS Technologies, Inc. (South Africa)(b)	40,920
4,141	Par Technology Corp.(b)	59,175
2,070	Perficient, Inc.(b)	51,191
5,718	Photronics, Inc.(b)	43,743
3,364	QuinStreet, Inc.(b)	37,811
21,059	Steel Connect, Inc.(b)	41,065
2,340	Stratasys Ltd.(b)	44,858
1,625	Sykes Enterprises, Inc.(b)	46,735
2,461	TechTarget, Inc.(b)	51,312
12,995	Telaria, Inc.(b)	54,579
2,010	TESSCO Technologies, Inc.	35,477
5,155	USA Technologies, Inc.(b)	45,106
9,160	UTStarcom Holdings Corp(b)	45,250
1,498	Vishay Precision Group, Inc.(b)	42,393
4,134	Xcerra Corp.(b)	49,939

		1,559,072

	Materials—5.2%
6,470	Agrofresh Solutions, Inc.(b)	44,772
2,273	American Vanguard Corp.	48,983
1,256	Haynes International, Inc.	52,513
12,924	Intrepid Potash, Inc.(b)	58,546
770	KMG Chemicals, Inc.	47,347
7,823	LSB Industries, Inc.(b)	43,261
896	Materion Corp.	45,472
3,804	Mercer International, Inc. (Canada)	50,974
20,966	Nevsun Resources Ltd. (Canada)	58,286
2,359	Olympic Steel, Inc.	55,319
2,311	P.H. Glatfelter Co.	48,277
2,380	Rayonier Advanced Materials, Inc.	50,932
5,650	Resolute Forest Products, Inc.(b)	55,935
9,787	Sandstorm Gold Ltd. (Canada)(b)	45,314
1,434	Schnitzer Steel Industries, Inc., Class A	42,231
2,607	SunCoke Energy Partners LP	40,017
4,405	SunCoke Energy, Inc.(b)	50,614
1,779	Universal Stainless & Alloy Products, Inc.(b)	52,196
2,957	Verso Corp., Class A(b)	53,403
2,078	Westlake Chemical Partners LP	46,859

		991,251

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—6.2%
7,524	Ashford Hospitality Trust, Inc. REIT	$51,765
5,034	Braemar Hotels & Resorts, Inc. REIT	52,354
4,018	BRT Apartments Corp. REIT	48,578
3,845	CatchMark Timber Trust, Inc., Class A REIT	50,139
2,518	Chatham Lodging Trust REIT	47,968
1,899	Community Healthcare Trust, Inc. REIT	48,424
746	Consolidated-Tomoka Land Co.	45,894
1,243	CorEnergy Infrastructure Trust, Inc. REIT	47,905
2,339	Easterly Government Properties, Inc. REIT	48,207
2,194	Forestar Group, Inc.(b)(c)	47,829
852	FRP Holdings, Inc.(b)	48,990
3,691	Gladstone Land Corp. REIT	46,507
2,741	Hersha Hospitality Trust REIT	51,476
5,354	Independence Realty Trust, Inc. REIT	50,328
2,439	InfraREIT, Inc. REIT	51,975
1,813	Innovative Industrial Properties, Inc., Class A REIT	61,896
4,712	iStar, Inc. REIT(b)	47,780
4,675	MedEquities Realty Trust, Inc. REIT	47,638
1,935	National Storage Affiliates Trust REIT	50,929
3,675	NorthStar Realty Europe Corp. REIT	53,287
3,355	Preferred Apartment Communities, Inc., Class A REIT	49,352
2,059	Tejon Ranch Co.(b)	50,095
2,628	Tier REIT, Inc. REIT	49,958
1,148	Transcontinental Realty Investors, Inc.(b)(c)	50,328

		1,199,602

	Telecommunication Services—0.5%
4,059	Iridium Communications, Inc.(b)	48,302
1,492	pdvWireless, Inc.(b)	43,417

		91,719

	Utilities—0.5%
3,198	Consolidated Water Co. Ltd. (Cayman Islands)	45,252
2,587	Kenon Holdings Ltd. (Singapore)	39,944

		85,196

	Total Common Stocks & Other Equity Interests (Cost $17,609,182)	19,242,834

	Money Market Fund—0.5%
93,097	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $93,097)	93,097

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $17,702,279)—100.5%	19,335,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Zacks Micro Cap ETF (PZI) (continued)

April 30, 2018

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.3%
838,566	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $838,566)	$838,566

	Total Investments in Securities (Cost $18,540,845)—104.8%	20,174,497
	Other assets less liabilities—(4.8)%	(929,041)

	Net Assets—100.0%	$19,245,456

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	Security valued using significant unobservable inputs (Level 3) See Note 5.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Statements of Assets and Liabilities

April 30, 2018

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco Russell 2000 Equal Weight ETF (EQWS)	Invesco Russell 2000 Pure Growth ETF (PXSG)
Assets:
Unaffiliated investments in securities, at value(a)	$569,763,302	$1,373,453,285	$23,739,715	$48,207,864
Affiliated investments in securities, at value	228,571	—	787,107	4,613,247
Cash	—	—	12,174	—
Receivables:
Dividends	152,979	1,882,680	7,679	1,254
Investments sold	—	1,824,050	—	—
Foreign tax reclaims	—	—	—	—
Expenses absorbed	—	—	6,495	—
Securities lending	—	—	3,909	18,208
Other assets	1,401	2,093	621	640

Total Assets	570,146,253	1,377,162,108	24,557,700	52,841,213

Liabilities:
Due to custodian	—	855,571	—	—
Payables:
Shares repurchased	—	1,824,009	—	—
Investments purchased	—	—	—	—
Collateral upon return of securities loaned	—	—	707,161	4,526,990
Expenses recaptured	—	—	—	—
Accrued advisory fees	233,550	571,858	—	11,206
Accrued trustees’ and officer’s fees	58,767	82,829	27,140	29,342
Accrued expenses	138,509	307,599	68,560	58,930

Total Liabilities	430,826	3,641,866	802,861	4,626,468

Net Assets	$569,715,427	$1,373,520,242	$23,754,839	$48,214,745

Net Assets Consist of:
Shares of beneficial interest	$564,373,603	$1,563,564,345	$28,862,179	$58,019,345
Undistributed net investment income (loss)	614,599	3,306,466	25,080	23,766
Undistributed net realized gain (loss)	(79,529,887)	(233,764,278)	(6,894,912)	(17,043,163)
Net unrealized appreciation	84,257,112	40,413,709	1,762,492	7,214,797

Net Assets	$569,715,427	$1,373,520,242	$23,754,839	$48,214,745

Shares outstanding (unlimited amount authorized, $0.01 par value)	13,150,000	38,050,000	550,000	1,450,000
Net asset value	$43.32	$36.10	$43.19	$33.25

Market price	$43.38	$36.13	$43.23	$33.31

Unaffiliated investments in securities, at cost	$485,506,190	$1,333,039,576	$21,977,316	$40,993,067

Affiliated investments in securities, at cost	$228,571	$—	$787,014	$4,613,247

(a) Includes securities on loan with an aggregate value of	$—	$—	$663,614	$4,389,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Russell 2000 Pure Value ETF (PXSV)	Invesco Russell Midcap Equal Weight ETF (EQWM)	Invesco Russell Midcap Pure Growth ETF (PXMG)	Invesco Russell Midcap Pure Value ETF (PXMV)	Invesco Russell Top 200 Equal Weight ETF (EQWL)	Invesco Russell Top 200 Pure Growth ETF (PXLG)	Invesco Russell Top 200 Pure Value ETF (PXLV)	Invesco Zacks Micro Cap ETF (PZI)

$72,492,942	$23,634,255	$132,257,726	$46,001,125	$60,226,433	$208,251,014	$104,571,010	$19,242,834
6,235,689	715,920	4,898,544	298,565	32,941	5,529,569	—	931,663
1,500	—	—	—	—	—	—	221

36,405	11,631	6,950	23,493	64,338	131,331	124,982	5,398
—	—	—	—	—	—	3,802,776	—
—	—	—	—	252	—	—	—
—	1,941	—	—	—	—	—	—
14,847	567	1,640	94	—	3,070	—	2,339
687	634	682	671	648	857	735	622

78,782,070	24,364,948	137,165,542	46,323,948	60,324,612	213,915,841	108,499,503	20,183,077

—	—	—	—	—	—	37,979	—

—	—	—	—	—	—	3,801,408	—
—	90,174	3,874,593	—	—	—	—	—
5,780,386	545,612	889,313	196,612	—	5,389,707	—	838,566
—	—	—	—	—	3,836	—	—
19,623	—	31,792	7,817	2,815	48,908	22,478	5,916
32,596	27,954	40,110	30,503	28,959	24,758	21,157	31,249
66,811	56,401	70,914	60,657	60,690	93,354	77,761	61,890

5,899,416	720,141	4,906,722	295,589	92,464	5,560,563	3,960,783	937,621

$72,882,654	$23,644,807	$132,258,820	$46,028,359	$60,232,148	$208,355,278	$104,538,720	$19,245,456

$92,549,105	$25,859,363	$145,539,881	$59,390,221	$57,693,096	$173,868,594	$101,267,971	$50,084,672
360,437	26,049	(8,494)	166,585	118,503	283,194	436,448	(30,317)
(24,177,920)	(4,709,996)	(33,115,885)	(13,927,783)	(3,802,462)	(13,331,444)	(3,451,775)	(32,442,551)
4,151,032	2,469,391	19,843,318	399,336	6,223,011	47,534,934	6,286,076	1,633,652

$72,882,654	$23,644,807	$132,258,820	$46,028,359	$60,232,148	$208,355,278	$104,538,720	$19,245,456

2,400,000	500,000	2,900,000	1,500,000	1,150,000	4,350,000	2,750,000	1,000,000
$30.37	$47.29	$45.61	$30.69	$52.38	$47.90	$38.01	$19.25

$30.40	$47.30	$45.71	$30.69	$52.42	$47.94	$38.03	$19.22

$68,359,764	$21,161,396	$112,414,408	$45,601,789	$54,003,422	$160,716,080	$98,284,934	$17,609,182

$6,217,835	$719,388	$4,898,544	$298,565	$32,941	$5,529,569	$—	$931,663

$5,508,959	$526,427	$892,122	$193,121	$—	$5,286,223	$—	$806,352

85

Statements of Operations

For the year ended April 30, 2018

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco Russell 2000 Equal Weight ETF (EQWS)	Invesco Russell 2000 Pure Growth ETF (PXSG)
Investment Income:
Unaffiliated dividend income	$6,318,487	$35,209,916	$240,639	$135,403
Affiliated dividend income	3,689	9,512	1,208	768
Non-cash dividend income	—	—	3,219	—
Securities lending income	44,079	—	45,729	200,880
Foreign withholding tax	(12,038)	—	(105)	—

Total Income.	6,354,217	35,219,428	290,690	337,051

Expenses:
Advisory fees	2,540,399	6,980,681	57,380	114,221
Sub-licensing fees	152,421	418,833	5,644	9,741
Accounting & administration fees	94,663	260,848	37,365	37,408
Trustees’ and officer’s fees	34,768	56,065	17,293	18,261
Professional fees	26,950	33,330	24,921	24,648
Custodian & transfer agent fees	10,043	46,422	43,958	11,974
Recapture (Note 3)	—	—	—	—
Other expenses	41,400	87,140	14,830	16,172

Total Expenses	2,900,644	7,883,319	201,391	232,425

Less: Waivers	(650)	(1,797)	(144,136)	(78,947)

Net Expenses	2,899,994	7,881,522	57,255	153,478

Net Investment Income (Loss)	3,454,223	27,337,906	233,435	183,573

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(12,341,704)	(72,097,026)	(1,166,662)	(1,355,417)
In-kind redemptions	87,081,798	170,752,342	3,540,750	4,064,019
Foreign currencies	—	—	—	—

Net realized gain	74,740,094	98,655,316	2,374,088	2,708,602

Change in net unrealized appreciation (depreciation) on:
Investment securities	28,967,508	(67,600,380)	(299,458)	3,386,657
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	28,967,508	(67,600,380)	(299,458)	3,386,657

Net realized and unrealized gain (loss)	103,707,602	31,054,936	2,074,630	6,095,259

Net increase in net assets resulting from operations	$107,161,825	$58,392,842	$2,308,065	$6,278,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco Russell 2000 Pure Value ETF (PXSV)	Invesco Russell Midcap Equal Weight ETF (EQWM)	Invesco Russell Midcap Pure Growth ETF (PXMG)	Invesco Russell Midcap Pure Value ETF (PXMV)	Invesco Russell Top 200 Equal Weight ETF (EQWL)	Invesco Russell Top 200 Pure Growth ETF (PXLG)	Invesco Russell Top 200 Pure Value ETF (PXLV)	Invesco Zacks Micro Cap ETF (PZI)

$1,596,518	$387,596	$387,372	$1,421,884	$1,051,416	$2,186,165	$2,521,290	$(126,615)
47,638	1,281	2,038	939	738	1,349	967	667
48,737	2,234	—	18,895	—	—	—	10,462
232,847	9,556	18,890	7,698	—	33,678	—	118,929
(1,116)	(305)	—	(1,740)	(490)	—	(1,120)	(559)

1,924,624	400,362	408,300	1,447,676	1,051,664	2,221,192	2,521,137	2,884

222,298	64,082	272,037	159,817	131,894	541,753	253,767	110,042
16,604	4,486	22,332	12,366	12,120	49,774	30,970	22,008
37,365	37,365	37,365	37,365	37,365	37,565	37,365	37,365
20,044	17,639	22,500	19,027	18,247	18,790	16,228	18,728
25,227	24,598	24,765	24,834	24,719	25,212	24,878	25,382
11,334	6,823	3,946	8,023	8,562	5,492	6,096	17,467
—	—	—	—	—	30,749	—	—
20,003	15,085	18,407	18,481	16,723	19,230	16,677	15,422

352,875	170,078	401,352	279,913	249,630	728,565	385,981	246,414

(54,127)	(106,138)	(35,789)	(65,164)	(117,859)	(233)	(44,876)	(92,474)

298,748	63,940	365,563	214,749	131,771	728,332	341,105	153,940

1,625,876	336,422	42,737	1,232,927	919,893	1,492,860	2,180,032	(151,056)

(4,514,600)	(204,177)	87,605	(4,927,289)	(514,079)	(2,549,431)	(1,173,385)	(2,012,997)
10,246,657	1,562,514	14,910,507	5,259,545	4,737,620	15,748,464	6,780,032	4,533,105
(13)	—	—	—	—	—	—	—

5,732,044	1,358,337	14,998,112	332,256	4,223,541	13,199,033	5,606,647	2,520,108

(2,921,756)	652,263	9,275,479	(936,467)	1,488,025	26,852,828	(792,954)	(1,003,711)
27	—	—	—	—	—	—	—

(2,921,729)	652,263	9,275,479	(936,467)	1,488,025	26,852,828	(792,954)	(1,003,711)

2,810,315	2,010,600	24,273,591	(604,211)	5,711,566	40,051,861	4,813,693	1,516,397

$4,436,191	$2,347,022	$24,316,328	$628,716	$6,631,459	$41,544,721	$6,993,725	$1,365,341

87

Statements of Changes in Net Assets

For the years ended April 30, 2018 and 2017

	Invesco Dynamic Large Cap Growth ETF (PWB)		Invesco Dynamic Large Cap Value ETF (PWV)
	2018	2017	2018	2017
Operations:
Net investment income	$3,454,223	$3,144,641	$27,337,906	$22,134,979
Net realized gain (loss)	74,740,094	34,454,292	98,655,316	112,075,768
Net change in unrealized appreciation (depreciation)	28,967,508	19,256,044	(67,600,380)	59,582,637

Net increase in net assets resulting from operations	107,161,825	56,854,977	58,392,842	193,793,384

Distributions to Shareholders from:
Net investment income	(3,410,983)	(3,353,714)	(26,977,108)	(22,676,158)

Shareholder Transactions:
Proceeds from shares sold	522,513,512	372,304,835	1,289,401,199	1,311,062,395
Value of shares repurchased	(497,601,512)	(428,505,381)	(1,204,269,368)	(1,200,505,766)

Net increase (decrease) in net assets resulting from shares transactions	24,912,000	(56,200,546)	85,131,831	110,556,629

Increase (Decrease) in Net Assets	128,662,842	(2,699,283)	116,547,565	281,673,855

Net Assets:
Beginning of year	441,052,585	443,751,868	1,256,972,677	975,298,822

End of year	$569,715,427	$441,052,585	$1,373,520,242	$1,256,972,677

Undistributed net investment income at end of year	$614,599	$330,271	$3,306,466	$2,944,814

Changes in Shares Outstanding:
Shares sold	12,950,000	11,450,000	34,550,000	39,700,000
Shares repurchased	(12,400,000)	(13,250,000)	(32,150,000)	(36,550,000)
Shares outstanding, beginning of year	12,600,000	14,400,000	35,650,000	32,500,000

Shares outstanding, end of year	13,150,000	12,600,000	38,050,000	35,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Russell 2000 Equal Weight ETF (EQWS)		Invesco Russell 2000 Pure Growth ETF (PXSG)		Invesco Russell 2000 Pure Value ETF (PXSV)		Invesco Russell Midcap Equal Weight ETF (EQWM)
2018	2017	2018	2017	2018	2017	2018	2017

$233,435	$148,722	$183,573	$82,543	$1,625,876	$1,375,602	$336,422	$326,979
2,374,088	216,912	2,708,602	(1,064,974)	5,732,044	(267,479)	1,358,337	(720,435)
(299,458)	2,570,917	3,386,657	6,816,011	(2,921,729)	12,294,828	652,263	3,633,321

2,308,065	2,936,551	6,278,832	5,833,580	4,436,191	13,402,951	2,347,022	3,239,865

(221,139)	(170,196)	(179,332)	(78,015)	(1,477,472)	(1,722,034)	(331,455)	(354,780)

10,455,701	7,821,834	19,931,622	11,461,400	31,417,370	48,264,771	2,399,353	—
(10,665,217)	(1,786,067)	(12,011,668)	(9,740,909)	(44,908,556)	(36,198,182)	(7,012,532)	—

(209,516)	6,035,767	7,919,954	1,720,491	(13,491,186)	12,066,589	(4,613,179)	—

1,877,410	8,802,122	14,019,454	7,476,056	(10,532,467)	23,747,506	(2,597,612)	2,885,085

21,877,429	13,075,307	34,195,291	26,719,235	83,415,121	59,667,615	26,242,419	23,357,334

$23,754,839	$21,877,429	$48,214,745	$34,195,291	$72,882,654	$83,415,121	$23,644,807	$26,242,419

$25,080	$4,999	$23,766	$19,525	$360,437	$98,267	$26,049	$21,065

250,000	200,000	650,000	450,000	1,100,000	1,800,000	50,000	—
(250,000)	(50,000)	(400,000)	(400,000)	(1,550,000)	(1,450,000)	(150,000)	—
550,000	400,000	1,200,000	1,150,000	2,850,000	2,500,000	600,000	600,000

550,000	550,000	1,450,000	1,200,000	2,400,000	2,850,000	500,000	600,000

89

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2018 and 2017

	Invesco Russell Midcap Pure Growth ETF (PXMG)		Invesco Russell Midcap Pure Value ETF (PXMV)
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$42,737	$189,458	$1,232,927	$1,288,663
Net realized gain (loss)	14,998,112	(6,659,735)	332,256	2,170,837
Net change in unrealized appreciation (depreciation)	9,275,479	17,543,731	(936,467)	2,742,235

Net increase in net assets resulting from operations	24,316,328	11,073,454	628,716	6,201,735

Distributions to Shareholders from:
Net investment income	(96,720)	(160,836)	(1,357,922)	(1,190,811)
Return of capital	—	—	—	—

Total distributions to shareholders	(96,720)	(160,836)	(1,357,922)	(1,190,811)

Shareholder Transactions:
Proceeds from shares sold	83,105,211	12,023,198	18,033,951	49,978,805
Value of shares repurchased	(43,033,101)	(21,983,708)	(39,479,696)	(37,150,015)

Net increase (decrease) in net assets resulting from shares transactions	40,072,110	(9,960,510)	(21,445,745)	12,828,790

Increase (Decrease) in Net Assets	64,291,718	952,108	(22,174,951)	17,839,714

Net Assets:
Beginning of year	67,967,102	67,014,994	68,203,310	50,363,596

End of year	$132,258,820	$67,967,102	$46,028,359	$68,203,310

Undistributed net investment income (loss) at end of year	$(8,494)	$45,489	$166,585	$291,580

Changes in Shares Outstanding:
Shares sold	2,000,000	400,000	600,000	1,650,000
Shares repurchased	(1,050,000)	(750,000)	(1,300,000)	(1,300,000)
Shares outstanding, beginning of year	1,950,000	2,300,000	2,200,000	1,850,000

Shares outstanding, end of year	2,900,000	1,950,000	1,500,000	2,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Russell Top 200 Equal Weight ETF (EQWL)		Invesco Russell Top 200 Pure Growth ETF (PXLG)		Invesco Russell Top 200 Pure Value ETF (PXLV)		Invesco Zacks Micro Cap ETF (PZI)
2018	2017	2018	2017	2018	2017	2018	2017

$919,893	$573,319	$1,492,860	$1,197,786	$2,180,032	$1,537,749	$(151,056)	$911,550
4,223,541	503,020	13,199,033	(1,211,183)	5,606,647	6,160,384	2,520,108	2,938,880
1,488,025	4,764,560	26,852,828	21,973,094	(792,954)	5,632,709	(1,003,711)	1,096,744

6,631,459	5,840,899	41,544,721	21,959,697	6,993,725	13,330,842	1,365,341	4,947,174

(870,869)	(585,203)	(1,352,332)	(1,357,534)	(1,878,389)	(1,576,335)	(77,139)	(1,069,483)
—	—	—	—	—	—	(218,619)	—

(870,869)	(585,203)	(1,352,332)	(1,357,534)	(1,878,389)	(1,576,335)	(295,758)	(1,069,483)

29,975,273	6,718,231	77,741,709	37,553,154	60,840,213	46,557,912	17,949,545	19,783,952
(15,207,146)	(6,075,183)	(55,834,444)	(63,314,455)	(36,187,259)	(51,570,518)	(23,761,036)	(20,698,564)

14,768,127	643,048	21,907,265	(25,761,301)	24,652,954	(5,012,606)	(5,811,491)	(914,612)

20,528,717	5,898,744	62,099,654	(5,159,138)	29,768,290	6,741,901	(4,741,908)	2,963,079

39,703,431	33,804,687	146,255,624	151,414,762	74,770,430	68,028,529	23,987,364	21,024,285

$60,232,148	$39,703,431	$208,355,278	$146,255,624	$104,538,720	$74,770,430	$19,245,456	$23,987,364

$118,503	$69,479	$283,194	$142,666	$436,448	$134,805	$(30,317)	$56,423

600,000	150,000	1,850,000	1,100,000	1,650,000	1,400,000	950,000	1,100,000
(300,000)	(150,000)	(1,300,000)	(1,900,000)	(1,000,000)	(1,600,000)	(1,250,000)	(1,150,000)
850,000	850,000	3,800,000	4,600,000	2,100,000	2,300,000	1,300,000	1,350,000

1,150,000	850,000	4,350,000	3,800,000	2,750,000	2,100,000	1,000,000	1,300,000

91

Financial Highlights

Invesco Dynamic Large Cap Growth ETF (PWB)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$35.00	$30.82	$30.19	$25.62	$21.29
Net investment income(a)	0.27	0.24	0.19	0.18	0.10
Net realized and unrealized gain on investments	8.32	4.19	0.62	4.56	4.34
Total from investment operations	8.59	4.43	0.81	4.74	4.44
Distributions to shareholders from:
Net investment income	(0.27)	(0.25)	(0.18)	(0.17)	(0.11)
Net asset value at end of year	$43.32	$35.00	$30.82	$30.19	$25.62
Market price at end of year(b)	$43.38	$35.02	$30.81	$30.17	$25.62
Net Asset Value Total Return(c)	24.63%	14.46%	2.70%	18.52%	20.91%
Market Price Total Return(c)	24.73%	14.57%	2.73%	18.44%	20.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$569,715	$441,053	$443,752	$327,579	$285,675
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.57%	0.57%	0.58%	0.58%
Expenses, prior to Waivers	0.57%	0.57%	0.57%	0.58%	0.58%
Net investment income, after Waivers	0.68%	0.74%	0.64%	0.63%	0.43%
Portfolio turnover rate(d)	119%	116%	97%	143%	123%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Large Cap Value ETF (PWV)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$35.26	$30.01	$31.43	$29.51	$25.21
Net investment income(a)	0.73	0.67	0.73	0.64	0.55
Net realized and unrealized gain (loss) on investments	0.83	5.28	(1.43)	1.88	4.30
Total from investment operations	1.56	5.95	(0.70)	2.52	4.85
Distributions to shareholders from:
Net investment income	(0.72)	(0.70)	(0.72)	(0.60)	(0.55)
Net asset value at end of year	$36.10	$35.26	$30.01	$31.43	$29.51
Market price at end of year(b)	$36.13	$35.27	$30.00	$31.42	$29.49
Net Asset Value Total Return(c)	4.39%	20.06%	(2.17)%	8.56%	19.48%
Market Price Total Return(c)	4.44%	20.14%	(2.18)%	8.60%	19.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,373,520	$1,256,973	$975,299	$1,087,343	$801,088
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.56%	0.57%	0.57%	0.57%
Expenses, prior to Waivers	0.56%	0.56%	0.57%	0.57%	0.57%
Net investment income, after Waivers	1.96%	2.04%	2.44%	2.10%	2.04%
Portfolio turnover rate(d)	128%	118%	98%	82%	103%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights (continued)

Invesco Russell 2000 Equal Weight ETF (EQWS)

	Year Ended April 30,
	2018	2017	2016		2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$39.78	$32.69	$35.89		$32.85		$27.80
Net investment income(a)	0.42	0.36	0.31		0.41		0.33
Net realized and unrealized gain (loss) on investments	3.39	7.19	(3.17)		3.03		5.12
Total from investment operations	3.81	7.55	(2.86)		3.44		5.45
Distributions to shareholders from:
Net investment income	(0.40)	(0.46)	(0.34)		(0.40)		(0.40)
Net asset value at end of year	$43.19	$39.78	$32.69		$35.89		$32.85
Market price at end of year(b)	$43.23	$39.77	$32.71		$35.90		$32.84
Net Asset Value Total Return(c)	9.62%	23.21%	(8.00)%		10.53%		19.76%
Market Price Total Return(c)	9.76%	23.11%	(7.97)%		10.59%		19.90%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,755	$21,877	$13,075		$16,153		$14,784
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.26	%(d)	0.39	%(d)	0.39%
Expenses, prior to Waivers	0.88%	1.00%	1.17	%(d)	0.98	%(d)	0.94%
Net investment income, after Waivers	1.02%	0.98%	0.94%		1.20%		1.06%
Portfolio turnover rate(e)	40%	47%	143%		7%		50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights (continued)

Invesco Russell 2000 Pure Growth ETF (PXSG)

	Year Ended April 30,
	2018	2017	2016		2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$28.50	$23.23	$25.22		$23.90		$19.74
Net investment income(a)	0.14	0.07	0.06		0.25		0.20
Net realized and unrealized gain (loss) on investments	4.75	5.27	(1.93)		1.39		4.17
Total from investment operations	4.89	5.34	(1.87)		1.64		4.37
Distributions to shareholders from:
Net investment income	(0.14)	(0.07)	(0.12)		(0.32)		(0.21)
Net asset value at end of year	$33.25	$28.50	$23.23		$25.22		$23.90
Market price at end of year(b)	$33.31	$28.49	$23.26		$25.21		$23.89
Net Asset Value Total Return(c)	17.18%	23.02%	(7.47)%		6.92%		22.31%
Market Price Total Return(c)	17.43%	22.82%	(7.31)%		6.92%		22.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$48,215	$34,195	$26,719		$32,791		$29,872
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(d)	0.39	%(d)	0.39	%(d)
Expenses, prior to Waivers	0.59%	0.65%	0.67	%(d)	0.69	%(d)	0.70	%(d)
Net investment income, after Waivers	0.47%	0.29%	0.27%		1.02%		0.90%
Portfolio turnover rate(e)	43%	55%	144%		6%		39%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights (continued)

Invesco Russell 2000 Pure Value ETF (PXSV)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$29.27	$23.87	$25.75	$24.67	$19.63
Net investment income(a)	0.63	0.52	0.63	0.42	0.30
Net realized and unrealized gain (loss) on investments	1.04	5.55	(1.91)	1.03	5.03
Total from investment operations	1.67	6.07	(1.28)	1.45	5.33
Distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.60)	(0.37)	(0.29)
Net asset value at end of year	$30.37	$29.27	$23.87	$25.75	$24.67
Market price at end of year(b)	$30.40	$29.26	$23.88	$25.75	$24.68
Net Asset Value Total Return(c)	5.73%	25.64%	(4.93)%	5.91%	27.29%
Market Price Total Return(c)	5.87%	25.54%	(4.90)%	5.87%	27.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$72,883	$83,415	$59,668	$72,093	$65,376
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.46%	0.46%	0.50%	0.55%	0.54%
Net investment income, after Waivers	2.12%	1.90%	2.67%	1.65%	1.31%
Portfolio turnover rate(d)	56%	50%	137%	5%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Russell Midcap Equal Weight ETF (EQWM)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$43.74	$38.93	$40.34	$36.31	$30.41
Net investment income(a)	0.60	0.54	0.56	0.50	0.40
Net realized and unrealized gain (loss) on investments	3.53	4.86	(1.41)	4.03	5.90
Total from investment operations	4.13	5.40	(0.85)	4.53	6.30
Distributions to shareholders from:
Net investment income	(0.58)	(0.59)	(0.56)	(0.50)	(0.40)
Net asset value at end of year	$47.29	$43.74	$38.93	$40.34	$36.31
Market price at end of year(b)	$47.30	$43.74	$38.89	$40.35	$36.25
Net Asset Value Total Return(c)	9.50%	14.00%	(2.02)%	12.52%	20.85%
Market Price Total Return(c)	9.52%	14.11%	(2.14)%	12.73%	20.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,645	$26,242	$23,357	$34,292	$30,867
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.26%	0.39%	0.39%
Expenses, prior to Waivers	0.66%	0.68%	0.69%	0.66%	0.69%
Net investment income, after Waivers	1.31%	1.32%	1.50%	1.31%	1.19%
Portfolio turnover rate(d)	28%	36%	135%	5%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights (continued)

Invesco Russell Midcap Pure Growth ETF (PXMG)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$34.85	$29.14	$31.95	$30.02	$26.06
Net investment income(a)	0.02	0.09	0.07	0.47	0.33
Net realized and unrealized gain (loss) on investments	10.79	5.70	(2.72)	1.92	4.01
Total from investment operations	10.81	5.79	(2.65)	2.39	4.34
Distributions to shareholders from:
Net investment income	(0.05)	(0.08)	(0.16)	(0.46)	(0.38)
Net asset value at end of year	$45.61	$34.85	$29.14	$31.95	$30.02
Market price at end of year(b)	$45.71	$34.85	$29.12	$31.95	$29.99
Net Asset Value Total Return(c)	31.05%	19.89%	(8.34)%	7.98%	16.80%
Market Price Total Return(c)	31.34%	19.98%	(8.40)%	8.09%	16.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$132,259	$67,967	$67,015	$87,870	$91,555
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.43%	0.46%	0.44%	0.46%	0.45%
Net investment income, after Waivers	0.05%	0.30%	0.25%	1.51%	1.19%
Portfolio turnover rate(d)	29%	49%	147%	3%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Russell Midcap Pure Value ETF (PXMV)

	Year Ended April 30,
	2018	2017	2016		2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$31.00	$27.22	$27.55		$25.88		$20.98
Net investment income(a)	0.69	0.68	0.68		0.43		0.37
Net realized and unrealized gain (loss) on investments	(0.26)	3.80	(0.37)		1.63		4.87
Total from investment operations	0.43	4.48	0.31		2.06		5.24
Distributions to shareholders from:
Net investment income	(0.74)	(0.70)	(0.64)		(0.39)		(0.34)
Net asset value at end of year	$30.69	$31.00	$27.22		$27.55		$25.88
Market price at end of year(b)	$30.69	$31.00	$27.21		$27.53		$25.87
Net Asset Value Total Return(c)	1.39%	16.60%	1.35%		7.98%		25.19%
Market Price Total Return(c)	1.39%	16.64%	1.39%		7.94%		25.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$46,028	$68,203	$50,364		$52,338		$42,709
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(d)	0.39	%(d)	0.39%
Expenses, prior to Waivers	0.51%	0.49%	0.54	%(d)	0.56	%(d)	0.62%
Net investment income, after Waivers	2.24%	2.28%	2.62%		1.58%		1.56%
Portfolio turnover rate(e)	52%	39%	131%		4%		33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights (continued)

Invesco Russell Top 200 Equal Weight ETF (EQWL)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$46.71	$39.77	$40.24	$37.06	$30.97
Net investment income(a)	0.88	0.74	0.78	0.75	0.63
Net realized and unrealized gain (loss) on investments	5.63	6.95	(0.48)	3.14	6.03
Total from investment operations	6.51	7.69	0.30	3.89	6.66
Distributions to shareholders from:
Net investment income	(0.84)	(0.75)	(0.77)	(0.71)	(0.57)
Net asset value at end of year	$52.38	$46.71	$39.77	$40.24	$37.06
Market price at end of year(b)	$52.42	$46.75	$39.73	$40.21	$37.08
Net Asset Value Total Return(c)	14.02%	19.58%	0.81%	10.52%	21.69%
Market Price Total Return(c)	14.01%	19.80%	0.78%	10.38%	21.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$60,232	$39,703	$33,805	$42,249	$40,770
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.26%	0.39%	0.39%
Expenses, prior to Waivers	0.47%	0.54%	0.54%	0.57%	0.60%
Net investment income, after Waivers	1.74%	1.74%	1.99%	1.92%	1.85%
Portfolio turnover rate(d)	32%	27%	101%	3%	38%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Russell Top 200 Pure Growth ETF (PXLG)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$38.49	$32.92	$33.84	$29.53	$25.10
Net investment income(a)	0.35	0.29	0.28	0.55	0.50
Net realized and unrealized gain (loss) on investments	9.38	5.61	(0.91)	4.29	4.57
Total from investment operations	9.73	5.90	(0.63)	4.84	5.07
Distributions to shareholders from:
Net investment income	(0.32)	(0.33)	(0.29)	(0.53)	(0.62)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.32)	(0.33)	(0.29)	(0.53)	(0.64)
Net asset value at end of year	$47.90	$38.49	$32.92	$33.84	$29.53
Market price at end of year(b)	$47.94	$38.50	$32.92	$33.82	$29.52
Net Asset Value Total Return(c)	25.36%	18.06%	(1.89)%	16.49%	20.54%
Market Price Total Return(c)	25.44%	18.09%	(1.83)%	16.46%	20.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$208,355	$146,256	$151,415	$145,502	$106,322
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.39%	0.43%	0.45%
Net investment income, after Waivers	0.80%	0.84%	0.85%	1.73%	1.84%
Portfolio turnover rate(d)	19%	30%	105%	2%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights (continued)

Invesco Russell Top 200 Pure Value ETF (PXLV)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$35.60	$29.58	$30.63	$29.40	$25.16
Net investment income(a)	0.93	0.73	0.80	0.72	0.63
Net realized and unrealized gain (loss) on investments	2.28	6.13	(1.09)	1.16	4.17
Total from investment operations	3.21	6.86	(0.29)	1.88	4.80
Distributions to shareholders from:
Net investment income	(0.80)	(0.84)	(0.76)	(0.65)	(0.54)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.80)	(0.84)	(0.76)	(0.65)	(0.56)
Net asset value at end of year	$38.01	$35.60	$29.58	$30.63	$29.40
Market price at end of year(b)	$38.03	$35.63	$29.55	$30.62	$29.39
Net Asset Value Total Return(c)	9.07%	23.47%	(0.84)%	6.41%	19.27%
Market Price Total Return(c)	9.04%	23.69%	(0.92)%	6.41%	19.23%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$104,539	$74,770	$68,029	$41,348	$14,701
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.44%	0.46%	0.55%	0.62%	1.05%
Net investment income, after Waivers	2.49%	2.23%	2.78%	2.37%	2.32%
Portfolio turnover rate(d)	25%	28%	77%	2%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Zacks Micro Cap ETF (PZI)

	Year Ended April 30,
	2018		2017		2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$18.45		$15.57		$16.07	$16.26	$13.57
Net investment income (loss)(a)	(0.13	)(b)	0.67	(c)	0.21	0.21	0.20
Net realized and unrealized gain (loss) on investments	1.18		3.00		(0.52)	(0.09)	2.65
Total from investment operations	1.05		3.67		(0.31)	0.12	2.85
Distributions to shareholders from:
Net investment income	(0.07)		(0.79)		(0.19)	(0.31)	(0.16)
Return of capital	(0.18)		—		—	—	—
Total distributions	(0.25)		(0.79)		(0.19)	(0.31)	(0.16)
Net asset value at end of year	$19.25		$18.45		$15.57	$16.07	$16.26
Market price at end of year(d)	$19.22		$18.44		$15.57	$16.05	$16.25
Net Asset Value Total Return(e)	5.71%		23.87%		(1.94)%	0.71%	21.06%
Market Price Total Return(e)	5.61%		23.81%		(1.82)%	0.64%	21.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$19,245		$23,987		$21,024	$28,920	$61,782
Ratio to average net assets of:
Expenses, after Waivers(f)	0.70%		0.70%		0.70%	0.70%	0.70%
Expenses, prior to Waivers(f)	1.12%		1.04%		1.00%	0.90%	0.79%
Net investment income (loss), after Waivers	(0.69	)%(b)	3.89	%(c)	1.37%	1.28%	1.29%
Portfolio turnover rate(g)	127%		141%		134%	115%	123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a return of capital adjustment recorded during the period. Had this adjustment not been recorded, net investment income per share and the ratio of net investment income to average net assets would have been $0.29 and 1.55%, respectively.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.25 and 1.45%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Large Cap Growth ETF (PWB)	“Dynamic Large Cap Growth ETF”
Invesco Dynamic Large Cap Value ETF (PWV)	“Dynamic Large Cap Value ETF”
Invesco Russell 2000 Equal Weight ETF (EQWS)	“Russell 2000 Equal Weight ETF”
Invesco Russell 2000 Pure Growth ETF (PXSG)	“Russell 2000 Pure Growth ETF”
Invesco Russell 2000 Pure Value ETF (PXSV)	“Russell 2000 Pure Value ETF”
Invesco Russell Midcap Equal Weight ETF (EQWM)	“Russell Midcap Equal Weight ETF”
Invesco Russell Midcap Pure Growth ETF (PXMG)	“Russell Midcap Pure Growth ETF”
Invesco Russell Midcap Pure Value ETF (PXMV)	“Russell Midcap Pure Value ETF”
Invesco Russell Top 200 Equal Weight ETF (EQWL)	“Russell Top 200 Equal Weight ETF”
Invesco Russell Top 200 Pure Growth ETF (PXLG)	“Russell Top 200 Pure Growth ETF”
Invesco Russell Top 200 Pure Value ETF (PXLV)	“Russell Top 200 Pure Value ETF”
Invesco Zacks Micro Cap ETF (PZI)	“Zacks Micro Cap ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Large Cap Growth ETF	Dynamic Large Cap Growth IntellidexSM Index
Dynamic Large Cap Value ETF	Dynamic Large Cap Value IntellidexSM Index
Russell 2000 Equal Weight ETF	Russell 2000® Equal Weight Index
Russell 2000 Pure Growth ETF	Russell 2000® Pure Growth Index
Russell 2000 Pure Value ETF	Russell 2000® Pure Value Index
Russell Midcap Equal Weight ETF	Russell Midcap® Equal Weight Index
Russell Midcap Pure Growth ETF	Russell Midcap® Pure Growth Index
Russell Midcap Pure Value ETF	Russell Midcap® Pure Value Index
Russell Top 200 Equal Weight ETF	Russell Top 200® Equal Weight Index
Russell Top 200 Pure Growth ETF	Russell Top 200® Pure Growth Index
Russell Top 200 Pure Value ETF	Russell Top 200® Pure Value Index
Zacks Micro Cap ETF	Zacks Micro Cap IndexTM

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

99

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

100

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Russell Top 200 Pure Growth ETF and Russell Top 200 Pure Value ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. For Russell 2000 Equal Weight ETF, Russell 2000 Pure Growth ETF, Russell 2000 Pure Value ETF, Russell Midcap Equal Weight ETF, Russell Midcap Pure Growth ETF and Russell Midcap Pure Value ETF, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. For Dynamic Large Cap Growth ETF, Russell 2000 Pure Growth ETF, Russell Midcap Pure Growth ETF and Russell Top 200 Pure Growth ETF, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Micro Capitalization Company Risk. Zacks Micro Cap ETF’s investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

Value Risk. For Dynamic Large Cap Value ETF, Russell 2000 Pure Value ETF, Russell Midcap Pure Value ETF and Russell Top 200 Pure Value ETF, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

101

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2018, Dynamic Large Cap Growth ETF, Russell 2000 Equal Weight ETF, Russell 2000 Pure Growth ETF, Russell 2000 Pure Value ETF, Russell Midcap Equal Weight ETF, Russell Midcap Pure Growth ETF, Russell Midcap Pure Value ETF, Russell Top 200 Pure Growth ETF and Zacks Micro Cap ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Russell 2000 Equal Weight ETF, Russell Midcap Equal Weight ETF, Russell Top 200 Equal Weight ETF and Zacks Micro Cap ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of Russell 2000 Equal Weight ETF, Russell Midcap Equal Weight ETF and Russell Top 200 Equal Weight ETF accrues daily and pays monthly to the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF and Zacks Micro Cap ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Russell 2000 Equal Weight ETF, Russell Midcap Equal Weight ETF, Russell Top 200 Equal Weight ETF and Zacks Micro Cap ETF) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2019. The Expense Cap for each of Russell 2000 Equal Weight ETF, Russell Midcap Equal Weight ETF and Russell Top 200 Equal Weight ETF is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2019. The Expense Cap for each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF and Zacks Micro Cap ETF is 0.60% of the Fund’s average daily

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net assets per year, through at least August 31, 2019, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2019. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF and Russell Top 200 Pure Growth ETF.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2018, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth ETF	$650
Dynamic Large Cap Value ETF	1,797
Russell 2000 Equal Weight ETF	144,136
Russell 2000 Pure Growth ETF	78,947
Russell 2000 Pure Value ETF	54,127
Russell Midcap Equal Weight ETF	106,138
Russell Midcap Pure Growth ETF	35,789
Russell Midcap Pure Value ETF	65,164
Russell Top 200 Equal Weight ETF	117,859
Russell Top 200 Pure Growth ETF	233
Russell Top 200 Pure Value ETF	44,876
Zacks Micro Cap ETF	92,474

The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/19	4/30/20	4/30/21
Russell 2000 Equal Weight ETF	$380,617	$122,351	$114,255	$144,011
Russell 2000 Pure Growth ETF	238,819	85,694	74,308	78,817
Russell 2000 Pure Value ETF	171,456	68,966	48,568	53,922
Russell Midcap Equal Weight ETF	333,425	121,137	106,293	105,995
Russell Midcap Pure Growth ETF	123,382	42,984	44,889	35,509
Russell Midcap Pure Value ETF	186,538	67,330	54,220	64,988
Russell Top 200 Equal Weight ETF	318,928	104,089	97,104	117,735
Russell Top 200 Pure Value ETF	157,644	67,669	45,267	44,708
Zacks Micro Cap ETF	247,638	76,103	79,180	92,355

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Large Cap Growth ETF	ICE Data Indices, LLC
Dynamic Large Cap Value ETF	ICE Data Indices, LLC
Russell 2000 Equal Weight ETF	Frank Russell Company
Russell 2000 Pure Growth ETF	Frank Russell Company
Russell 2000 Pure Value ETF	Frank Russell Company
Russell Midcap Equal Weight ETF	Frank Russell Company
Russell Midcap Pure Growth ETF	Frank Russell Company
Russell Midcap Pure Value ETF	Frank Russell Company
Russell Top 200 Equal Weight ETF	Frank Russell Company
Russell Top 200 Pure Growth ETF	Frank Russell Company
Russell Top 200 Pure Value ETF	Frank Russell Company
Zacks Micro Cap ETF	Zacks Investment Research

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2018.

Russell 2000 Equal Weight ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$5,023	$2,476	$(2,349)	$(203)	$214	$5,161	$494

Russell 2000 Pure Value ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$447,286	$230,056	$(264,324)	$(14,248)	$8,798	$407,568	$46,547

Russell Midcap Equal Weight ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2018	Dividend Income
Invesco Ltd.	$15,185	$2,676	$(5,990)	$(1,114)	$(9)	$10,748	$461

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Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended April 30, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Russell 2000 Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$23,741,996	$1,388	$1,492	$23,744,876
Money Market Funds	781,946	—	—	781,946

Total Investments	$24,523,942	$1,388	$1,492	$24,526,822

Russell 2000 Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$72,896,191	$4,319	$—	$72,900,510
Money Market Funds	5,828,121	—	—	5,828,121

Total Investments	$78,724,312	$4,319	$—	$78,728,631

Zacks Micro Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$19,242,834	$—	$0	$19,242,834
Money Market Funds	931,663	—	—	931,663

Total Investments	$20,174,497	$—	$0	$20,174,497

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Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2018 and 2017:

	2018		2017
	Ordinary Income	Return of Capital	Ordinary Income
Dynamic Large Cap Growth ETF	$3,410,983	$—	$3,353,714
Dynamic Large Cap Value ETF	26,977,108	—	22,676,158
Russell 2000 Equal Weight ETF	221,139	—	170,196
Russell 2000 Pure Growth ETF	179,332	—	78,015
Russell 2000 Pure Value ETF	1,477,472	—	1,722,034
Russell Midcap Equal Weight ETF	331,455	—	354,780
Russell Midcap Pure Growth ETF	96,720	—	160,836
Russell Midcap Pure Value ETF	1,357,922	—	1,190,811
Russell Top 200 Equal Weight ETF	870,869	—	585,203
Russell Top 200 Pure Growth ETF	1,352,332	—	1,357,534
Russell Top 200 Pure Value ETF	1,878,389	—	1,576,335
Zacks Micro Cap ETF	77,139	218,619	1,069,483

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth ETF	$657,425	$(42,826)	$83,512,207	$(78,784,982)	$564,373,603	$569,715,427
Dynamic Large Cap Value ETF	3,366,316	(59,850)	31,922,993	(225,273,562)	1,563,564,345	1,373,520,242
Russell 2000 Equal Weight ETF	47,232	(19,625)	1,166,127	(6,301,074)	28,862,179	23,754,839
Russell 2000 Pure Growth ETF	44,974	(21,208)	6,936,267	(16,764,633)	58,019,345	48,214,745
Russell 2000 Pure Value ETF	384,029	(23,582)	2,393,927	(22,420,825)	92,549,105	72,882,654
Russell Midcap Equal Weight ETF	46,230	(20,181)	2,102,052	(4,342,657)	25,859,363	23,644,807
Russell Midcap Pure Growth ETF	20,664	(29,158)	19,767,901	(33,040,468)	145,539,881	132,258,820
Russell Midcap Pure Value ETF	188,620	(22,035)	(148,948)	(13,379,499)	59,390,221	46,028,359
Russell Top 200 Equal Weight ETF	139,401	(20,898)	5,680,226	(3,259,677)	57,693,096	60,232,148
Russell Top 200 Pure Growth ETF	300,877	(17,683)	47,272,169	(13,068,679)	173,868,594	208,355,278
Russell Top 200 Pure Value ETF	451,536	(15,088)	5,219,225	(2,384,924)	101,267,971	104,538,720
Zacks Micro Cap ETF	—	(30,506)	1,515,005	(32,323,715)	50,084,672	19,245,456

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Large Cap Growth ETF	$15,986,258	$60,474,789	$2,323,935	$78,784,982	$131,638,879
Dynamic Large Cap Value ETF	17,964,198	184,229,907	23,079,457	225,273,562	56,819,182
Russell 2000 Equal Weight ETF	2,491,519	2,319,075	1,490,480	6,301,074	2,009,294
Russell 2000 Pure Growth ETF	4,547,805	7,112,274	5,104,554	16,764,633	10,392,627
Russell 2000 Pure Value ETF	5,376,983	9,035,822	8,008,020	22,420,825	9,588,502
Russell Midcap Equal Weight ETF	741,893	1,691,536	1,909,228	4,342,657	3,611,366
Russell Midcap Pure Growth ETF	12,021,724	11,663,860	9,354,884	33,040,468	82,364,246
Russell Midcap Pure Value ETF	2,751,107	7,147,648	3,480,744	13,379,499	18,996,863
Russell Top 200 Equal Weight ETF	1,626,267	632,579	1,000,831	3,259,677	5,621,834
Russell Top 200 Pure Growth ETF	—	4,490,841	8,577,838	13,068,679	—
Russell Top 200 Pure Value ETF	—	1,063,765	1,321,159	2,384,924	—
Zacks Micro Cap ETF	7,234,973	23,403,900	1,684,842	32,323,715	12,380,833

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Large Cap Growth ETF	$610,582,352	$610,843,252
Dynamic Large Cap Value ETF	1,796,771,711	1,793,761,369
Russell 2000 Equal Weight ETF	9,042,149	10,405,449
Russell 2000 Pure Growth ETF	17,449,617	17,148,681
Russell 2000 Pure Value ETF	43,553,462	42,608,351
Russell Midcap Equal Weight ETF	7,301,154	8,623,820
Russell Midcap Pure Growth ETF	27,381,964	27,653,992
Russell Midcap Pure Value ETF	28,606,748	29,093,451
Russell Top 200 Equal Weight ETF	16,952,664	17,238,466
Russell Top 200 Pure Growth ETF	37,189,024	36,100,600
Russell Top 200 Pure Value ETF	22,575,685	22,064,085
Zacks Micro Cap ETF	28,108,907	27,729,098

For the fiscal year ended April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Large Cap Growth ETF	$522,056,608	$496,712,309
Dynamic Large Cap Value ETF	1,288,746,839	1,205,314,003
Russell 2000 Equal Weight ETF	10,411,933	9,160,846
Russell 2000 Pure Growth ETF	19,937,959	12,305,753
Russell 2000 Pure Value ETF	30,961,368	44,690,621
Russell Midcap Equal Weight ETF	2,396,442	5,631,266
Russell Midcap Pure Growth ETF	83,075,616	42,775,115
Russell Midcap Pure Value ETF	18,031,406	38,918,787
Russell Top 200 Equal Weight ETF	29,963,602	14,825,655
Russell Top 200 Pure Growth ETF	76,996,788	56,049,178
Russell Top 200 Pure Value ETF	60,843,373	36,285,738
Zacks Micro Cap ETF	17,776,598	23,786,469

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At April 30, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Large Cap Growth ETF	$95,588,499	$(12,076,292)	$83,512,207	$486,479,666
Dynamic Large Cap Value ETF	111,397,874	(79,474,881)	31,922,993	1,341,530,292
Russell 2000 Equal Weight ETF	3,242,277	(2,076,150)	1,166,127	23,360,695
Russell 2000 Pure Growth ETF	10,703,022	(3,766,755)	6,936,267	45,884,844
Russell 2000 Pure Value ETF	9,997,401	(7,603,474)	2,393,927	76,334,704
Russell Midcap Equal Weight ETF	4,109,709	(2,007,657)	2,102,052	22,248,123
Russell Midcap Pure Growth ETF	22,658,187	(2,890,286)	19,767,901	117,388,369
Russell Midcap Pure Value ETF	4,185,836	(4,334,784)	(148,948)	46,448,638
Russell Top 200 Equal Weight ETF	7,809,456	(2,129,230)	5,680,226	54,579,148
Russell Top 200 Pure Growth ETF	51,334,660	(4,062,491)	47,272,169	166,508,414
Russell Top 200 Pure Value ETF	9,898,733	(4,679,508)	5,219,225	99,351,785
Zacks Micro Cap ETF	2,170,976	(655,971)	1,515,005	18,659,492

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Large Cap Growth ETF	$241,088	$45,380,297	$(45,621,385)
Dynamic Large Cap Value ETF	854	(99,333,421)	99,332,567
Russell 2000 Equal Weight ETF	7,785	(1,458,319)	1,450,534
Russell 2000 Pure Growth ETF	—	6,408,434	(6,408,434)
Russell 2000 Pure Value ETF	113,766	185,243	(299,009)
Russell Midcap Equal Weight ETF	17	2,065,234	(2,065,251)
Russell Midcap Pure Growth ETF	—	67,571,583	(67,571,583)
Russell Midcap Pure Value ETF	—	14,108,929	(14,108,929)
Russell Top 200 Equal Weight ETF	—	954,403	(954,403)
Russell Top 200 Pure Growth ETF	—	(15,346,085)	15,346,085
Russell Top 200 Pure Value ETF	—	(5,976,688)	5,976,688
Zacks Micro Cap ETF	141,455	8,001,360	(8,142,815)

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all

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Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Russell 2000 Equal Weight ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF and Invesco Zacks Micro Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Large Cap Growth ETF (formerly known as PowerShares Dynamic Large Cap Growth Portfolio), Invesco Dynamic Large Cap Value ETF (formerly known as PowerShares Dynamic Large Cap Value Portfolio), Invesco Russell 2000 Equal Weight ETF (formerly known as PowerShares Russell 2000 Equal Weight Portfolio), Invesco Russell 2000 Pure Growth ETF (formerly known as PowerShares Russell 2000 Pure Growth Portfolio), Invesco Russell 2000 Pure Value ETF (formerly known as PowerShares Russell 2000 Pure Value Portfolio), Invesco Russell Midcap Equal Weight ETF (formerly known as PowerShares Russell Midcap Equal Weight Portfolio), Invesco Russell Midcap Pure Growth ETF (formerly known as PowerShares Russell Midcap Pure Growth Portfolio), Invesco Russell Midcap Pure Value ETF (formerly known as PowerShares Russell Midcap Pure Value Portfolio), Invesco Russell Top 200 Equal Weight ETF (formerly known as PowerShares Russell Top 200 Equal Weight Portfolio), Invesco Russell Top 200 Pure Growth ETF (formerly known as PowerShares Russell Top 200 Pure Growth Portfolio), Invesco Russell Top 200 Pure Value ETF (formerly known as PowerShares Russell Top 200 Pure Value Portfolio) and Invesco Zacks Micro Cap ETF (formerly known as PowerShares Invesco Zacks Micro Cap Portfolio) (twelve of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018, and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

In addition to the fees and expenses which the Invesco Zacks Micro Cap ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Large Cap Growth ETF (PWB)
Actual	$1,000.00	$1,076.60	0.57%	$2.93
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
Invesco Dynamic Large Cap Value ETF (PWV)
Actual	1,000.00	958.20	0.57	2.77
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
Invesco Russell 2000 Equal Weight ETF (EQWS)
Actual	1,000.00	1,030.90	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
Invesco Russell 2000 Pure Growth ETF (PXSG)
Actual	1,000.00	1,074.10	0.39	2.01
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Russell 2000 Pure Value ETF (PXSV)
Actual	1,000.00	1.026.20	0.39	1.96
Hypothetical (5% return before expenses)	1,000.00	1.022.86	0.39	1.96

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Russell Midcap Equal Weight ETF (EQWM)
Actual	$1,000.00	$1,035.00	0.25%	$1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
Invesco Russell Midcap Pure Growth ETF (PXMG)
Actual	1,000.00	1,134.60	0.39	2.06
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Russell Midcap Pure Value ETF (PXMV)
Actual	1,000.00	1,014.20	0.39	1.95
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Russell Top 200 Equal Weight ETF (EQWL)
Actual	1,000.00	1,039.10	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
Invesco Russell Top 200 Pure Growth ETF (PXLG)
Actual	1,000.00	1,085.60	0.39	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Russell Top 200 Pure Value ETF (PXLV)
Actual	1,000.00	1,015.30	0.39	1.95
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Zacks Micro Cap ETF (PZI)
Actual	1,000.00	996.40	0.70	3.46
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco Dynamic Large Cap Growth ETF	100%	100%
Invesco Dynamic Large Cap Value ETF	100%	100%
Invesco Russell 2000 Equal Weight ETF	100%	94%
Invesco Russell 2000 Pure Growth ETF	71%	71%
Invesco Russell 2000 Pure Value ETF	68%	62%
Invesco Russell Midcap Equal Weight ETF	100%	100%
Invesco Russell Midcap Pure Growth ETF	100%	100%
Invesco Russell Midcap Pure Value ETF	91%	85%
Invesco Russell Top 200 Equal Weight ETF	100%	100%
Invesco Russell Top 200 Pure Growth ETF	100%	100%
Invesco Russell Top 200 Pure Value ETF	100%	100%
Invesco Zacks Micro Cap ETF	44%	40%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014– Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

120

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

121

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.18% for PowerShares Dynamic Retail Portfolio);

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps, as defined below, were -0.37%, -0.21% and -0.01%, respectively, for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2019, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

122

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X

123

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio	X		X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

124

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X

125

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio	X	X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio		X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

126

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-5	invesco.com/us

Invesco Annual Report to Shareholders

April 30, 2018

PPA	Invesco Aerospace & Defense ETF
PZD	Invesco CleantechTM ETF
PDP	Invesco DWA Momentum ETF
PSP	Invesco Global Listed Private Equity ETF
PGJ	Invesco Golden Dragon China ETF
PBP	Invesco S&P 500 BuyWrite ETF
SPHQ	Invesco S&P 500® Quality ETF
PHO	Invesco Water Resources ETF
PBW	Invesco WilderHill Clean Energy ETF
PUW	Invesco WilderHill Progressive Energy ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

[1]	Source: U.S. Treasury
[2]	Source: U.S. Federal Reserve

International Equity

Global equity markets delivered positive returns over the fiscal year ended April 30, 2018. That positive performance was despite significant turbulence in late January and early February 2018, during which time stocks were whipsawed—first by concerns about accelerated U.S. Federal Reserve (the “Fed”) tightening and then by fears of a brewing trade war. The fiscal year saw continued global economic growth despite rising risks from geopolitics and tighter monetary policy. In Europe, economic growth remained positive, with improving employment, industrial production and consumption trends in many countries. The political environment in Germany improved, with Chancellor Angela Merkel finally securing a coalition government in order to continue her leadership. French President Emmanuel Macron continued his efforts at labor reform, boosting business confidence and business spending. The European Central Bank remained supportive of European equities, maintaining a dovish tone throughout the fiscal year.

Economic growth in emerging markets remained strong during the fiscal year. While industrial production in emerging markets improved after weakness in the fourth quarter of 2017, consumer spending moderated. Latin America produced mixed results, while India continued its economic reforms. Chinese growth appeared to stabilize. President Xi Jinping was able to consolidate power in early 2018, with China abolishing term limits. At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but non-U.S. equity markets were trading at a material discount to those of the U.S. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-U.S. developed markets.

3

PPA	Manager’s Analysis
Invesco Aerospace & Defense ETF (PPA)

As an index fund, the Invesco Aerospace & Defense ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Index. These companies are engaged principally in the development, manufacture, operation and support of defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics, products or services.

Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes, LLC (the “Index Provider”) identifies common stocks for inclusion in the Index and weights them according to its modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 25.14%. On a net asset value (“NAV”) basis, the Fund returned 25.13%. During the same time period, the Index returned 25.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned 31.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the industrial conglomerates industry and most underweight in the commercial services & supplies industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the aerospace & defense industry, as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2018, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the IT services and industrial conglomerates industries, respectively. The commercial services & supplies industry detracted most significantly from the Fund’s return, followed by the trading companies & distributors industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Boeing Co. (The), an aerospace & defense company (portfolio average weight of 7.24%) and Raytheon Co., an aerospace & defense company (portfolio average weight of 5.74%). Positions that detracted most significantly from the Fund’s return during this period included Esterline Technologies Corp., an aerospace & defense company (portfolio average weight of 0.62%) and Maxar Technologies Ltd. (Canada), an aerospace & defense company (portfolio average weight of 0.23%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Aerospace & Defense	76.3
Industrial Conglomerates	7.0
IT Services	6.0
Containers & Packaging	3.3
Machinery	2.3
Electronic Equipment, Instruments & Components	2.1
Communications Equipment	1.1
Software	0.8
Construction & Engineering	0.6
Trading Companies & Distributors	0.4
Commercial Services & Supplies	0.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Boeing Co. (The)	7.2
Honeywell International, Inc.	7.0
United Technologies Corp.	6.8
Lockheed Martin Corp.	6.7
General Dynamics Corp.	5.8
Raytheon Co.	5.7
Northrop Grumman Corp.	5.5
Harris Corp.	4.1
Rockwell Collins, Inc.	4.0
TransDigm Group, Inc.	4.0
Total	56.8

*	Excluding money market fund holdings.

4

Invesco Aerospace & Defense ETF (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
SPADE® Defense Index	25.88%	18.14%	64.89%	21.32%	162.81%	12.38%	221.18%	12.99%	361.25%
S&P Composite 1500® Aerospace & Defense Index	31.70	21.65	80.02	22.93	180.77	13.51	255.05	14.78	461.04
Fund
NAV Return	25.13	17.41	61.84	20.56	154.70	11.65	201.14	12.28	325.66
Market Price Return	25.14	17.46	62.05	20.60	155.09	11.67	201.51	12.29	326.27

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PZD	Manager’s Analysis
Invesco CleantechTM ETF (PZD)

As an index fund, the Invesco CleantechTM ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of The Cleantech IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in stocks of clean technology (or “cleantech”) companies (as described below) that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the stocks in the Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Index, rather than in ADRs. The Index is a modified equally weighted index currently comprised of stocks of publicly traded cleantech companies and ADRs on such stocks.

Strictly in accordance with its guidelines and mandated procedures, Cleantech Indices LLC (the “Index Provider”) identifies the securities for inclusion in the Index. The Index Provider considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products/services across a broad range of industries, including, but not limited to, clean energy, energy efficiency and transmission, clean water, advanced materials, eco-friendly agriculture, transportation, manufacturing efficiency, recycling and pollution prevention. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 14.72%. On a net asset value (“NAV”) basis, the Fund returned 14.74%. During the same time period, the Index returned 15.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates. Performance compared to the Index was also negatively impacted as a result of differences in the valuation of certain holdings as part of the Fund’s fair valuation policies.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors of a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the banks industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to significant overweight positions in the electrical equipment and electronic equipment instruments & components industries.

For the fiscal year ended April 30, 2018, the semiconductor and semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the chemicals and software industries, respectively. The communications equipment industry was the largest detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Umicore SA (Belgium), a chemicals company (portfolio average weight of 3.06%), and SolarEdge Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.86%). Positions that detracted most significantly from the Fund’s return during this period included Vestas Wind Systems A/S (Denmark), an electrical equipment company (portfolio average weight of 2.74%) and Johnson Controls International PLC, a building products company (portfolio average weight of 2.97%).

6

Invesco CleantechTM ETF (PZD) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Electrical Equipment	19.5
Semiconductors & Semiconductor Equipment	10.6
Machinery	10.0
Electronic Equipment, Instruments & Components	9.5
Chemicals	7.4
Professional Services	7.4
Industrial Conglomerates	7.3
Building Products	6.2
Software	6.1
Independent Power & Renewable Electricity Producers	3.0
Auto Components	2.9
Aerospace & Defense	2.8
Life Sciences Tools & Services	2.7
Commercial Services & Supplies	2.1
Mortgage REITs	1.1
Construction & Engineering	0.8
Communications Equipment	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.2)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Schneider Electric SE	3.3
Kingspan Group PLC	3.2
Siemens Gamesa Renewable Energy SA	3.1
ABB Ltd.	3.1
ANSYS, Inc.	3.1
Siemens AG	3.1
Umicore SA	3.1
Intertek Group PLC	3.0
SGS SA	3.0
Johnson Controls International PLC	3.0
Total	31.0

*	Excluding money market fund holdings.

7

Invesco CleantechTM ETF (PZD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
The Cleantech™ Index	15.67%	13.12%	44.74%	12.37%	79.16%	3.75%	44.52%	6.15%	98.95%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.11	145.61
Fund
NAV Return	14.74	12.27	41.52	11.60	73.11	2.98	34.08	5.37	82.54
Market Price Return	14.72	12.48	42.32	11.77	74.44	3.01	34.57	5.40	83.16

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.68%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

8

PDP	Manager’s Analysis
Invesco DWA Momentum ETF (PDP)

As an index fund, the Invesco DWA Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. The Index is composed of approximately 100 common stocks from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on U.S. exchanges.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) includes common stocks pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics. The Index Provider bases these relative strength characteristics on each security’s market performance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 15.28%. On a net asset value (“NAV”) basis, the Fund returned 15.17%. During the same time period, the Index returned 15.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Growth Index (the “Benchmark Index”) returned 18.78%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,730 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was overweight in the financials sector and underweight in the information technology sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the information technology sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The telecommunications services sector detracted most significantly from the Fund’s return, followed by the materials and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included ABIOMED, Inc., a health care company (portfolio average weight of 1.20%) and Mastercard, Inc., Class A, an information technology company (portfolio average weight of 2.37%). Positions that detracted most significantly from the Fund’s return during this period included Healthcare Services Group, Inc., an industrials company (no longer held at fiscal year-end) and Arch Capital Group Ltd., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	26.7
Industrials	24.3
Consumer Discretionary	20.5
Health Care	13.2
Financials	8.4
Consumer Staples	2.3
Materials	2.1
Energy	1.4
Utilities	0.6
Real Estate	0.6
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Booking Holdings, Inc.	3.0
O’Reilly Automotive, Inc.	2.9
Apple, Inc.	2.9
Domino’s Pizza, Inc.	2.9
J.B. Hunt Transport Services, Inc.	2.6
Mastercard, Inc., Class A	2.5
HEICO Corp.	2.3
Rollins, Inc.	2.3
ABIOMED, Inc.	2.1
ANSYS, Inc.	2.1
Total	25.6

*	Excluding money market fund holdings.

9

Invesco DWA Momentum ETF (PDP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Technical Leaders Index†	15.92%	8.67%	28.32%	11.65%	73.51%	7.95%	114.98%	7.89%	133.55%
Russell 3000® Growth Index	18.78	12.61	42.79	14.97	100.83	10.78	178.36	10.05	191.35
Fund
NAV Return	15.17	7.95	25.80	11.07	69.02	7.77	111.37	7.72	129.42
Market Price Return	15.28	8.00	25.97	11.10	69.26	7.78	111.45	7.71	129.20

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Technical Leaders Index is comprised of price only returns from Fund inception through the conversion date, December 31, 2013, and total returns starting at the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

10

PSP	Manager’s Analysis
Invesco Global Listed Private Equity ETF (PSP)

As an index fund, the Invesco Global Listed Private Equity ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology. The Index is comprised of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 11.57%. On a net asset value (“NAV”) basis, the Fund returned 11.76%. During the same time period, the Index returned 13.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage around the reinvestment of dividends received from the underlying portfolio holdings and trading costs incurred around portfolio rebalances.

During the same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the market place, and because its performance comparison is a useful measure for investors as a broad representation of the developed equity market excluding the U.S. and Canada.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the wireless telecommunications industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its allocation to the capital markets industry.

For the fiscal year ended April 30, 2018, the capital markets industry contributed most significantly to the Fund’s return, followed by the internet software & services and industrial conglomerates industries, respectively. The construction & engineering and food products industries were the only detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included IAC/InterActiveCorp., an internet software & services company (portfolio average weight 5.14%), Fosun International Ltd. (China), an industrial conglomerates company (portfolio average weight 4.09%) and 3i Group PLC (United Kingdom), a capital markets company (portfolio average weight 5.66%). Positions that detracted most significantly from the Fund’s return during this period included Brait SE (South Africa), a capital markets company (portfolio average weight of 1.35%) and Prospect Capital Corp., a capital markets company (portfolio average weight of 1.40%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Capital Markets	45.1
Diversified Financial Services	19.6
Internet Software & Services	6.4
Wireless Telecommunication Services	6.3
Industrial Conglomerates	4.8
Electrical Equipment	3.5
Food Products	1.2
Money Market Funds Plus Other Assets Less Liabilities	13.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
SoftBank Group Corp.	6.3
3i Group PLC	5.0
Partners Group Holding AG	4.5
IAC/InterActiveCorp.	4.5
Onex Corp.	4.0
Fosun International Ltd.	3.6
Melrose Industries PLC	3.5
Eurazeo SA	3.3
Ares Capital Corp.	3.2
Leucadia National Corp.	3.2
Total	41.1

*	Excluding money market fund holdings.

11

Invesco Global Listed Private Equity ETF (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended-Red Rocks Global Listed Private Equity Index†	13.14%	8.59%	28.04%	10.29%	63.16%	4.13%	49.94%	2.20%	28.54%
MSCI EAFE® Index (Net)††	14.51	4.94	15.57	5.90	33.17	2.43	27.10	3.31	45.44
Fund
NAV Return	11.76	7.87	25.53	9.27	55.78	1.55	16.68	0.01	0.14
Market Price Return	11.57	7.99	25.94	9.22	55.39	1.56	16.79	0.02	0.19

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 2.32%, including acquired fund fees and expenses of 1.65% and the net annual operating expense ratio was indicated as 2.31%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Red Rocks Global Listed Private Equity Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2018.

††	Reflects reinvested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

12

PGJ	Manager’s Analysis
Invesco Golden Dragon China ETF (PGJ)

As an index fund, the Invesco Golden Dragon China ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of companies deriving a majority of their revenues from the People’s Republic of China and that comprise the Index. The Index is composed of securities of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes securities in the Index to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depository receipts (“ADRs”), shares of beneficial interest, limited partnership interests or tracking stocks. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 30.46%. On a net asset value (“NAV”) basis, the Fund returned 30.46%. During the same time period, the Index returned 30.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the FTSE China 50 Index (the “Benchmark Index”) returned 28.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equity exposure to Chinese companies.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight position in the consumer discretionary sector.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return followed by the consumer discretionary and industrials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included 58.com, Inc., Class A ADR (China), an information technology company (portfolio average weight of 4.17%) and New Oriental Education & Technology Group, Inc. ADR (China), a consumer discretionary company (portfolio average weight of 8.14%). Positions that detracted most significantly from the Fund’s return during this period included Ctrip.com International Ltd. ADR (China), a consumer discretionary company (portfolio average weight of 7.44%) and China Biologic Products Holdings, Inc. (China), a health care company (portfolio average weight of 2.20%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	45.9
Consumer Discretionary	34.7
Industrials	5.4
Telecommunication Services	4.1
Health Care	3.2
Financials	3.0
Energy	2.6
Real Estate	0.5
Consumer Staples	0.2
Materials	0.2
Utilities	0.1
Money Market Funds Plus Other Assets Less Liabilities	0.1

13

Invesco Golden Dragon China ETF (PGJ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Baidu, Inc. ADR	8.3
New Oriental Education & Technology Group, Inc. ADR	7.6
Ctrip.com International Ltd. ADR	7.5
NetEase, Inc. ADR	7.3
JD.Com, Inc., Class A ADR	6.5
58.com, Inc., Class A ADR	4.9
TAL Education Group ADR	4.0
Autohome, Inc., Class A ADR	3.9
Weibo Corp., Class A ADR	3.7
Vipshop Holdings Ltd., Class A ADR	3.7
Total	57.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China Index	30.98%	12.66%	43.01%	20.18%	150.67%	6.40%	85.95%	10.73%	291.73%
FTSE China 50 Index	28.26	1.08	3.29	8.99	53.82	2.34	26.03	10.55	283.37
Fund
NAV Return	30.46	12.26	41.48	19.84	147.19	6.05	80.00	10.25	269.38
Market Price Return	30.46	12.32	41.69	19.91	147.94	6.07	80.31	10.23	268.38

14

Invesco Golden Dragon China ETF (PGJ) (continued)

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PBP	Manager’s Analysis
Invesco S&P 500 BuyWrite ETF (PBP)

As an index fund, the Invesco S&P 500 BuyWrite ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and will write (sell) call options thereon. The Index is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) calculates the Index. The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 6.68%. On a net asset value (“NAV”) basis, the Fund returned 6.59%. During the same time period, the Index returned 7.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market that does not contain a covered call component.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the covered call feature of the Fund during the months of September, October, and December. The sale of call options during a period of rising markets, while providing benefit in the form of cash flow to the Fund, resulted in the call options being exercised, with the impact of the exercise being underperformance versus the Benchmark Index.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The only detracting sector was consumer staples.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 2.11%) and Microsoft Corp., an information technology company (portfolio average weight of 2.85%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 0.85%) and Comcast Corp., Class A, a consumer discretionary company (portfolio average weight of 0.83%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	24.9
Financials	14.8
Health Care	14.2
Consumer Discretionary	13.0
Industrials	9.9
Consumer Staples	7.0
Energy	6.3
Utilities	2.9
Materials	2.9
Real Estate	2.8
Telecommunication Services	1.9
Other Assets Less Liabilities	(0.6)

16

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Apple, Inc.	3.7
Microsoft Corp.	3.2
Amazon.com, Inc.	2.8
Facebook, Inc., Class A	1.8
JPMorgan Chase & Co.	1.7
Berkshire Hathaway, Inc., Class B	1.7
Johnson & Johnson	1.5
Exxon Mobil Corp.	1.5
Alphabet, Inc., Class C	1.4
Alphabet, Inc., Class A	1.3
Total	20.6

17

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	7.39%	7.18%	23.13%	7.38%	42.80%	4.98%	62.57%	4.73%	61.38%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.21	126.55
Fund
NAV Return	6.59	6.36	20.31	6.57	37.44	4.05	48.70	3.88	48.42
Market Price Return	6.68	6.40	20.47	6.59	37.61	4.05	48.67	3.90	48.64

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

18

SPHQ	Manager’s Analysis
Invesco S&P 500® Quality ETF (SPHQ)

As an index fund, the Invesco S&P 500® Quality ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from the constituents of the S&P 500® Index that are of the highest quality-that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. In selecting constituent securities for the Index, the Index Provider first calculates the quality score of each security in the S&P 500® Index. The quality score of each component stock is derived by the Index Provider from each component stock’s return-on-equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total quality score multiplied by its market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 8.98%. On a net asset value (“NAV”) basis, the Fund returned 8.94%. During the same time period, the Index returned 9.26%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Benchmark Index was selected for its recognition in the market place, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that selects stocks based upon quality scores as computed by the Index Provider, while the Benchmark Index does not.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended April 30, 2018.

The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the financials sector, as well as stock selection within the health care and energy sectors.

For the fiscal year ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the health care and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Boeing Co. (The), an industrials company (portfolio average weight of 4.16%) and Mastercard, Inc., Class A, an information technology company (portfolio average weight of 3.99%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 3.79%) and QUALCOMM, Inc., an information technology company (portfolio average weight of 1.01%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	24.0
Industrials	22.6
Consumer Staples	14.1
Health Care	14.0
Consumer Discretionary	12.9
Financials	4.4
Materials	4.3
Energy	1.8
Real Estate	1.8
Money Market Fund Plus Other Assets Less Liabilities	0.1

19

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Visa, Inc., Class A	5.8
Mastercard, Inc., Class A	5.1
Boeing Co. (The)	4.9
Johnson & Johnson	4.5
Procter & Gamble Co. (The)	4.0
3M Co.	3.3
General Electric Co.	3.0
Walmart, Inc.	2.9
Texas Instruments, Inc.	2.9
Starbucks Corp.	2.6
Total	39.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-S&P 500® Quality Index†	9.26%	10.69%	35.61%	12.96%	83.94%	7.61%	108.17%	6.73%	124.33%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.41	172.05
Fund
NAV Return	8.94	10.36	34.42	12.63	81.25	7.37	103.54	6.56	119.81
Market Price Return	8.98	10.40	34.56	12.64	81.36	7.38	103.78	6.53	118.95

20

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.38% and the net annual operating expense ratio was indicated as 0.29%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

21

PHO	Manager’s Analysis
Invesco Water Resources ETF (PHO)

As an index fund, the Invesco Water Resources ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of companies in the water industry that comprise the Index.

The Index was created by, and is a trademark of, Nasdaq, Inc. (the “Index Provider”). The Index seeks to track the performance of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 13.11%. On a net asset value (“NAV”) basis, the Fund returned 13.07%. During the same time period, the Index returned 13.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the fees and operating expenses incurred by the Fund, partially offset due to the Fund’s overweight exposure to the machinery industry.

For the fiscal year ended April 30, 2018, the machinery industry contributed most significantly to the Fund’s return, followed by the water utilities and industrial conglomerates industries, respectively. The trading companies & distributors industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Roper Technologies, Inc., an industrial conglomerates company (portfolio average weight of 8.13%) and Xylem, Inc., a machinery company (portfolio average 4.16%). Positions that detracted most significantly from the Fund’s return during this period included Toro Co. (The), a machinery company (portfolio average weight 3.94%) and Mueller Water Products, Inc., Class A, a machinery company (portfolio average weight of 2.51%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Machinery	27.3
Water Utilities	21.8
Chemicals	8.9
Health Care Equipment & Supplies	8.2
Industrial Conglomerates	7.7
Life Sciences Tools & Services	7.4
Building Products	4.8
Trading Companies & Distributors	4.3
Electronic Equipment, Instruments & Components	4.1
Construction & Engineering	3.5
Commercial Services & Supplies	2.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Ecolab, Inc.	8.9
American Water Works Co., Inc.	8.7
Danaher Corp.	8.2
Roper Technologies, Inc.	7.7
Waters Corp.	7.4
HD Supply Holdings, Inc.	4.3
Aqua America, Inc.	4.1
Xylem, Inc.	3.9
IDEX Corp.	3.9
A.O. Smith Corp.	3.8
Total	60.9

*	Excluding money market fund holdings.

22

Invesco Water Resources ETF (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-NASDAQ OMX US Water IndexSM†	13.85%	7.37%	23.79%	7.66%	44.63%	5.32%	67.90%	7.37%	141.45%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.41	172.05
Fund
NAV Return	13.07	6.65	21.31	6.98	40.12	4.45	54.56	6.24	111.78
Market Price Return	13.11	6.68	21.41	6.99	40.18	4.49	55.08	6.15	109.47

Fund Inception: December 6. 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM starting at the conversion date and through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

23

PBW	Manager’s Analysis
Invesco WilderHill Clean Energy ETF (PBW)

As an index fund, the Invesco WilderHill Clean Energy ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderHill (the “Index Provider”) includes stocks in the Index based on its evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy and conservation. At its discretion, the Index Provider reviews the Index’s component stocks quarterly or more often. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 19.87%. On a net asset value (“NAV”) basis, the Fund returned 19.78%. During the same time period, the Index returned 19.64%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (Price Only) (the “Benchmark Index”) returned 16.84%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,570 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the internet software & services industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the semiconductors & semiconductor equipment industry.

For the fiscal year ended April 30, 2018, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the electrical equipment industry. The commercial services & supplies industry detracted most significantly from the Fund’s return, followed by the independent power and renewable electricity producers industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Daqo New Energy Corp. ADR (China), a semiconductors & semiconductor equipment company (portfolio average weight of 3.66%) and SolarEdge Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 3.35%). Positions that detracted most significantly from the Fund’s return during this period included Aqua Metals, Inc., a commercial services & supplies company (portfolio average weight of 1.11%) and Veeco Instruments, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 2.76%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Semiconductors & Semiconductor Equipment	34.0
Electrical Equipment	16.9
Independent Power & Renewable Electricity Producers	12.9
Chemicals	9.3
Construction & Engineering	8.7
Electronic Equipment, Instruments & Components	5.2
Aerospace & Defense	3.4
Auto Components	3.1
Oil, Gas & Consumable Fuels	3.0
Automobiles	2.9
Commercial Services & Supplies	0.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
SunPower Corp.	3.6
Daqo New Energy Corp. ADR	3.5
Ormat Technologies, Inc.	3.4
Sociedad Quimica y Minera de Chile SA ADR	3.4
Hexcel Corp.	3.4
TPI Composites, Inc.	3.3
First Solar, Inc.	3.3
JinkoSolar Holding Co. Ltd. ADR	3.2
Sunrun, Inc.	3.2
Gentherm, Inc.	3.2
Total	33.5

*	Excluding money market fund holdings.

24

Invesco WilderHill Clean Energy ETF (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
WilderHill Clean Energy Index	19.64%	(4.44)%	(12.74)%	1.38%	7.09%	(12.93)%	(74.95)%	(8.07)%	(66.95)%
NASDAQ Composite Index (Price Only)†	16.84	12.66	43.00	16.25	112.28	11.34	192.87	9.83	243.30
Fund
NAV Return	19.78	(3.33)	(9.66)	2.72	14.38	(12.07)	(72.36)	(7.24)	(62.82)
Market Price Return	19.87	(3.30)	(9.58)	2.74	14.47	(12.06)	(72.34)	(7.23)	(62.77)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.76% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Price only, and does not reflect dividends paid by the holdings in the Benchmark Index.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PUW	Manager’s Analysis
Invesco WilderHill Progressive Energy ETF (PUW)

As an index fund, the Invesco WilderHill Progressive Energy ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the WilderHill Progressive Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Progressive Energy Index LLC (the “Index Provider”) includes the companies in the Index pursuant to a proprietary selection methodology. The Index is composed of common stocks of companies that are publicly traded in the United States and are engaged in a business or businesses that the Index Provider believes may substantially benefit from a societal shift toward the transitional energy technologies significant in improving the use of fossil fuels and nuclear power. At its discretion, the Index Provider reviews the Index component stocks quarterly, or more often. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned (4.48)%. On a net asset value (“NAV”) basis, the Fund returned (4.67)%. During the same time period, the Index returned (4.06)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the NASDAQ Composite Index (Price Only) (the “Benchmark Index”) returned 16.84%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,570 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the internet software & services industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the internet & direct marketing, software, semiconductors & semiconductor equipment and internet software & services industries.

For the fiscal year ended April 30, 2018, the chemicals industry contributed most significantly to the Fund’s return followed by the power generation and machinery industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the electrical equipment and automobiles industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Chart Industries, Inc. a machinery company (portfolio average weight of 2.97%) and Calpine Corp., an independent power producers & energy traders company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Range Resources Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.60%) and Chesapeake Energy Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.67%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Oil, Gas & Consumable Fuels	22.8
Machinery	15.5
Electrical Equipment	12.6
Building Products	7.1
Chemicals	6.0
Commercial Services & Supplies	5.9
Electric Utilities	5.1
Food & Staples Retailing	3.2
Auto Components	3.0
Automobiles	3.0
Energy Equipment & Services	2.9
Electronic Equipment, Instruments & Components	2.8
Independent Power & Renewable Electricity Producers	2.7
Mortgage REITs	2.6
Construction & Engineering	2.5
Metals & Mining	2.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

26

Invesco WilderHill Progressive Energy ETF (PUW) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Green Plains, Inc.	3.5
Methanex Corp.	3.2
Andersons, Inc. (The)	3.2
REX American Resources Corp.	3.1
Golar LNG Ltd.	3.1
Chesapeake Energy Corp.	3.1
Range Resources Corp.	3.0
Cosan Ltd., Class A	3.0
Southwestern Energy Co.	3.0
Tata Motors Ltd. ADR	2.9
Total	31.1

*	Excluding money market fund holdings.

27

Invesco WilderHill Progressive Energy ETF (PUW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
WilderHill Progressive Energy Index	(4.06)%	(3.39)%	(9.83)%	(0.68)%	(3.38)%	0.23%	2.29%	1.42%	17.61%
NASDAQ Composite Index (Price Only)†	16.84	12.66	43.00	16.25	112.28	11.34	192.87	10.05	201.36
Fund
NAV Return	(4.67)	(3.89)	(11.21)	(1.15)	(5.62)	(0.48)	(4.70)	0.72	8.56
Market Price Return	(4.48)	(3.84)	(11.07)	(1.11)	(5.43)	(0.45)	(4.44)	0.73	8.78

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.99% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Price Only, and does not reflect dividends paid by the holdings in the Benchmark Index.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

28

Schedule of Investments(a)

Invesco Aerospace & Defense ETF (PPA)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—76.3%
80,997	AAR Corp.	$3,507,170
165,507	Aerojet Rocketdyne Holdings, Inc.(b)	4,624,266
55,713	Aerovironment, Inc.(b)	3,036,358
127,368	Axon Enterprise, Inc.(b)	5,346,909
218,275	Boeing Co. (The)	72,807,809
238,354	BWX Technologies, Inc.	16,160,401
63,957	Cubic Corp.	3,949,345
105,781	Curtiss-Wright Corp.	13,544,199
26,720	Ducommun, Inc.(b)	777,285
102,533	Elbit Systems Ltd. (Israel)	11,854,865
86,814	Engility Holdings, Inc.(b)	2,206,812
70,685	Esterline Technologies Corp.(b)	5,078,717
290,540	General Dynamics Corp.	58,488,607
261,993	Harris Corp.	40,980,945
253,152	HEICO Corp.	22,239,403
214,892	Hexcel Corp.	14,283,871
108,089	Huntington Ingalls Industries, Inc.	26,288,326
117,591	KeyW Holding Corp. (The)(b)	910,154
243,541	Kratos Defense & Security Solutions, Inc.(b)	2,437,845
186,561	L3 Technologies, Inc.	36,543,569
208,346	Lockheed Martin Corp.	66,845,731
134,960	Maxar Technologies Ltd. (Canada)	6,115,038
111,210	Mercury Systems, Inc.(b)	3,567,617
85,933	Moog, Inc., Class A(b)	7,043,928
170,352	Northrop Grumman Corp.	54,860,158
138,302	Orbital ATK, Inc.	18,308,419
281,837	Raytheon Co.	57,759,675
306,107	Rockwell Collins, Inc.	40,571,422
23,247	Sparton Corp.(b)	429,372
85,233	Teledyne Technologies, Inc.(b)	15,946,242
626,501	Textron, Inc.	38,930,772
124,428	TransDigm Group, Inc.	39,887,884
116,877	Triumph Group, Inc.	2,764,141
572,890	United Technologies Corp.	68,832,734
26,217	Vectrus, Inc.(b)	943,812

		767,873,801

	Commercial Services & Supplies—0.1%
25,556	VSE Corp.	1,310,767

	Communications Equipment—1.1%
55,610	Comtech Telecommunications Corp.	1,701,110
138,201	ViaSat, Inc.(b)	8,842,100

		10,543,210

	Construction & Engineering—0.6%
337,172	KBR, Inc.	5,627,401

	Containers & Packaging—3.3%
838,444	Ball Corp.	33,613,220

	Electronic Equipment, Instruments & Components—2.1%
332,852	FLIR Systems, Inc.	17,824,225
44,065	OSI Systems, Inc.(b)	2,821,041

		20,645,266

	Industrial Conglomerates—7.0%
489,014	Honeywell International, Inc.	70,750,545

Number of Shares		Value
	Common Stocks (continued)
	IT Services—6.0%
357,124	Booz Allen Hamilton Holding Corp.	$14,152,824
58,697	CACI International, Inc., Class A(b)	8,866,182
361,880	Leidos Holdings, Inc.	23,243,552
92,495	ManTech International Corp., Class A	5,465,529
105,616	Science Applications International Corp.	9,060,797

		60,788,884

	Machinery—2.3%
179,869	Oshkosh Corp.	12,979,347
146,817	Woodward, Inc.	10,562,015

		23,541,362

	Software—0.8%
449,024	FireEye, Inc.(b)	8,104,883

	Trading Companies & Distributors—0.4%
65,579	Kaman Corp.	3,976,711

	Total Common Stocks (Cost $809,022,876)	1,006,776,050

	Money Market Fund—0.0%
220,811	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $220,811)	220,811

	Total Investments in Securities (Cost $809,243,687)—100.0%	1,006,996,861
	Other assets less liabilities—(0.0)%	(288,238)

	Net Assets—100.0%	$1,006,708,623

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

Invesco Cleantech™ ETF (PZD)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.2%
	Aerospace & Defense—2.8%
66,304	Hexcel Corp.	$4,407,227

	Auto Components—2.9%
95,046	BorgWarner, Inc.	4,651,551

	Building Products—6.2%
140,678	Johnson Controls International PLC	4,764,764
113,964	Kingspan Group PLC (Ireland)	5,151,318

		9,916,082

	Chemicals—7.4%
1,057	Gurit Holding AG (Switzerland)	898,690
93,248	Novozymes A/S, Class B (Denmark)	4,398,331
121,474	PQ Group Holdings, Inc.(b)	1,688,489
87,950	Umicore SA (Belgium)	4,893,642

		11,879,152

	Commercial Services & Supplies—2.1%
185,298	Tomra Systems ASA (Norway)	3,435,334

	Communications Equipment—0.8%
61,780	CalAmp Corp.(b)	1,220,155

	Construction & Engineering—0.8%
56,472	Aegion Corp.(b)	1,281,350

	Electrical Equipment—19.5%
213,686	ABB Ltd. (Switzerland)	4,984,033
50,849	EnerSys	3,486,207
58,261	Schneider Electric SE (France)	5,265,320
92,831	Sensata Technologies Holding PLC(b)	4,708,388
174,078	SGL Carbon SE (Germany)(b)	2,342,899
294,449	Siemens Gamesa Renewable Energy SA (Spain)	5,043,557
43,255	TPI Composites, Inc.(b)	979,726
67,924	Vestas Wind Systems A/S (Denmark)	4,390,120

		31,200,250

	Electronic Equipment, Instruments & Components—9.5%
43,745	Badger Meter, Inc.	1,856,975
49,868	Horiba Ltd. (Japan)	3,608,893
48,404	Itron, Inc.(b)	3,165,622
1,075,308	Opus Group AB (Sweden)(c)	868,315
133,377	Trimble, Inc.(b)	4,614,844
44,580	Vaisala Oyj, Class A (Finland)	1,098,775

		15,213,424

	Independent Power & Renewable Electricity Producers—3.0%
11,690,077	Energy Development Corp. (Philippines)(b)	1,219,846
61,136	Ormat Technologies, Inc.	3,539,774

		4,759,620

	Industrial Conglomerates—7.3%
58,496	Raven Industries, Inc.	2,140,954
17,575	Roper Technologies, Inc.	4,643,139
38,519	Siemens AG (Germany)	4,902,428

		11,686,521

	Life Sciences Tools & Services—2.7%
8,179	Eurofins Scientific SE (Luxembourg)	4,400,379

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Machinery—10.0%
91,025	Donaldson Co., Inc.	$4,028,767
17,445	Kadant, Inc.	1,609,301
18,933	Lindsay Corp.	1,663,453
56,453	Woodward, Inc.	4,061,229
63,806	Xylem, Inc.	4,651,457

		16,014,207

	Mortgage REITs—1.1%
89,431	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,735,856

	Professional Services—7.4%
72,510	Intertek Group PLC (United Kingdom)	4,869,388
50,521	Mistras Group, Inc.(b)	983,644
91,442	Ricardo PLC (United Kingdom)	1,199,021
1,970	SGS SA (Switzerland)	4,783,684

		11,835,737

	Semiconductors & Semiconductor Equipment—10.6%
53,307	Advanced Energy Industries, Inc.(b)	3,174,432
89,700	Cree, Inc.(b)	3,347,604
906,777	Meyer Burger Technology AG (Switzerland)(b)(c)	1,126,186
36,779	Power Integrations, Inc.	2,493,616
42,625	SMA Solar Technology AG (Germany)	2,628,486
56,642	SolarEdge Technologies, Inc.(b)	2,982,201
149,751	SunPower Corp.(b)(c)	1,277,376

		17,029,901

	Software—6.1%
30,617	ANSYS, Inc.(b)	4,949,544
37,724	Autodesk, Inc.(b)	4,749,452

		9,698,996

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $119,474,972)—100.2%	160,365,742

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.5%
2,445,559	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $2,445,559)	2,445,559

	Total Investments in Securities (Cost $121,920,531)—101.7%	162,811,301
	Other assets less liabilities—(1.7)%	(2,754,407)

	Net Assets—100.0%	$160,056,894

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Cleantech™ ETF (PZD) (continued)

April 30, 2018

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments(a)

Invesco DWA Momentum ETF (PDP)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Consumer Discretionary—20.5%
19,092	Amazon.com, Inc.(b)	$29,900,554
21,173	Booking Holdings, Inc.(b)	46,114,794
179,844	Domino’s Pizza, Inc.	43,473,690
80,349	Grand Canyon Education, Inc.(b)	8,355,493
46,896	Home Depot, Inc. (The)	8,666,381
60,230	Marriott Vacations Worldwide Corp.	7,384,800
33,210	Mohawk Industries, Inc.(b)	6,970,115
340,672	NIKE, Inc., Class B	23,298,558
175,386	O’Reilly Automotive, Inc.(b)	44,911,093
58,923	Pool Corp.	8,179,102
311,187	Service Corp. International	11,361,437
2,184,546	Sirius XM Holdings, Inc.(c)	13,828,176
142,413	Texas Roadhouse, Inc.	9,125,825
212,561	VF Corp.	17,189,808
69,667	Visteon Corp.(b)	8,669,362
215,739	Wyndham Worldwide Corp.	24,639,551

		312,068,739

	Consumer Staples—2.3%
221,313	Brown-Forman Corp., Class B	12,402,380
59,360	Constellation Brands, Inc., Class A	13,838,597
58,507	Estee Lauder Cos., Inc. (The), Class A	8,664,302

		34,905,279

	Energy—1.4%
215,984	Cheniere Energy, Inc.(b)	12,561,630
67,331	Diamondback Energy, Inc.(b)	8,648,667

		21,210,297

	Financials—8.4%
82,814	American Financial Group, Inc.	9,376,201
53,314	Ameriprise Financial, Inc.	7,475,156
83,575	Credit Acceptance Corp.(b)(c)	27,649,953
111,820	Discover Financial Services	7,967,175
145,788	E*TRADE Financial Corp.(b)	8,846,416
25,201	LendingTree, Inc.(b)(c)	6,007,918
9,136	Markel Corp.(b)	10,324,045
55,176	MSCI, Inc., Class A	8,267,020
404,803	W.R. Berkley Corp.	30,182,112
193,065	Western Alliance Bancorp(b)	11,386,974

		127,482,970

	Health Care—13.2%
107,033	ABIOMED, Inc.(b)	32,211,581
65,682	Align Technology, Inc.(b)	16,410,648
55,082	Alnylam Pharmaceuticals, Inc.(b)	5,206,901
82,953	Avexis, Inc.(b)	17,640,785
47,185	Becton, Dickinson and Co.	10,940,786
135,887	Cantel Medical Corp.	15,228,856
150,658	Danaher Corp.	15,114,011
342,518	Exact Sciences Corp.(b)	17,129,325
46,837	IDEXX Laboratories, Inc.(b)	9,109,328
28,220	Mettler-Toledo International, Inc.(b)	15,801,225
170,490	Nektar Therapeutics, Class A(b)	14,263,193
91,321	PRA Health Sciences, Inc.(b)	7,503,847
56,944	Sage Therapeutics, Inc.(b)	8,195,381
36,571	UnitedHealth Group, Inc.	8,645,384
42,008	Waters Corp.(b)	7,914,727

		201,315,978

	Industrials—24.3%
189,861	A.O. Smith Corp.	11,647,972
129,741	Asgn, Inc.(b)	10,461,017

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
26,041	Boeing Co. (The)	$8,686,236
390,226	Copart, Inc.(b)	19,932,744
28,324	CoStar Group, Inc.(b)	10,385,278
399,246	HEICO Corp.	35,073,761
122,918	Hexcel Corp.	8,170,360
38,661	Huntington Ingalls Industries, Inc.	9,402,742
108,770	IDEX Corp.	14,538,198
330,879	J.B. Hunt Transport Services, Inc.	38,855,121
72,591	Lockheed Martin Corp.	23,290,096
63,332	Northrop Grumman Corp.	20,395,437
137,636	Old Dominion Freight Line, Inc.	18,423,955
708,734	Rollins, Inc.	34,387,774
117,739	Roper Technologies, Inc.	31,105,466
55,279	Stanley Black & Decker, Inc.	7,826,954
73,333	Teledyne Technologies, Inc.(b)	13,719,871
47,993	TransDigm Group, Inc.	15,385,116
136,623	Union Pacific Corp.	18,256,932
41,384	W.W. Grainger, Inc.	11,643,388
79,044	XPO Logistics, Inc.(b)	7,679,915

		369,268,333

	Information Technology—26.7%
93,643	2U, Inc.(b)	7,537,325
37,624	Adobe Systems, Inc.(b)	8,337,478
256,676	Amphenol Corp., Class A	21,486,348
197,642	ANSYS, Inc.(b)	31,950,806
269,712	Apple, Inc.	44,572,605
115,078	Aspen Technology, Inc.(b)	10,098,094
259,039	Cadence Design Systems, Inc.(b)	10,377,102
235,638	Entegris, Inc.	7,587,544
60,371	Facebook, Inc., Class A(b)	10,383,812
53,276	Fair Isaac Corp.(b)	9,226,338
264,049	Fiserv, Inc.(b)	18,710,512
80,144	GrubHub, Inc.(b)	8,105,764
48,320	Intuit, Inc.	8,929,053
84,348	IPG Photonics Corp.(b)	17,968,654
73,841	Jack Henry & Associates, Inc.	8,822,523
37,463	Lam Research Corp.	6,932,903
57,951	Littelfuse, Inc.	10,832,201
70,799	LogMeIn, Inc.	7,802,050
210,186	Mastercard, Inc., Class A	37,469,858
166,951	MAXIMUS, Inc.	11,290,896
164,177	Micron Technology, Inc.(b)	7,548,858
88,824	Monolithic Power Systems, Inc.	10,401,290
104,734	NVIDIA Corp.	23,554,677
116,733	Paycom Software, Inc.(b)	13,332,076
47,878	ServiceNow, Inc.(b)	7,954,451
177,986	Square, Inc., Class A(b)	8,425,857
125,756	Take-Two Interactive Software, Inc.(b)	12,539,131
57,918	Ultimate Software Group, Inc. (The)(b)	13,895,687
73,577	Visa, Inc., Class A	9,335,450

		405,409,343

	Materials—2.1%
66,757	Sherwin-Williams Co. (The)	24,543,879
232,485	United States Steel Corp.	7,864,967

		32,408,846

	Real Estate—0.6%
56,897	SBA Communications Corp. REIT(b)	9,116,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco DWA Momentum ETF (PDP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities—0.6%
56,811	NextEra Energy, Inc.	$9,311,891

	Total Common Stocks & Other Equity Interests (Cost $1,224,511,915)	1,522,498,282

	Money Market Fund—0.0%
744,111	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $744,111)	744,111

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,225,256,026)—100.1%	1,523,242,393

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.8%
42,255,819	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $42,255,819)	42,255,819

	Total Investments in Securities (Cost $1,267,511,845)—102.9%	1,565,498,212
	Other assets less liabilities—(2.9)%	(43,589,150)

	Net Assets—100.0%	$1,521,909,062

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

Invesco Global Listed Private Equity ETF (PSP)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—86.9%
	Capital Markets—45.1%
942,950	3i Group PLC (United Kingdom)	$12,197,232
89,534	Alaris Royalty Corp. (Canada)(b)	1,189,410
1,221,424	Allied Minds PLC (United Kingdom)(c)	2,005,335
84,024	Altamir (France)	1,413,395
231,993	Apollo Global Management LLC, Class A(b)	6,690,678
341,060	Apollo Investment Corp.	1,831,492
486,016	Ares Capital Corp.	7,795,697
61,055	AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	4,636,231
842,072	Brait SE (South Africa)(c)	2,909,189
222,867	Carlyle Group LP (The)(b)	4,568,774
185,031	Corporate Capital Trust, Inc.	3,132,575
34,262	Deutsche Beteiligungs AG (Germany)	1,520,898
350,897	FS Investment Corp.(b)	2,666,817
49,816	Gimv NV (Belgium)	2,984,396
63,975	Goldman Sachs BDC, Inc.(b)	1,235,357
103,478	Golub Capital BDC, Inc.(b)	1,862,604
48,672	Hamilton Lane, Inc., Class A	2,036,923
152,831	Hercules Capital, Inc.	1,895,104
388,744	Intermediate Capital Group PLC (United Kingdom)	5,797,111
1,628,565	IP Group PLC (United Kingdom)(c)	2,994,061
64,352	JAFCO Co. Ltd. (Japan)	2,828,724
83,847	Main Street Capital Corp.(b)	3,166,063
139,501	New Mountain Finance Corp.	1,883,264
286,986	Oaktree Specialty Lending Corp.	1,251,259
15,243	Partners Group Holding AG (Switzerland)	11,116,584
160,523	Princess Private Equity Holding Ltd. (Guernsey)	1,963,681
476,203	Prospect Capital Corp.(b)	3,019,127
611,309	Ratos AB, Class B (Sweden)(b)	2,425,226
49,476	Safeguard Scientifics, Inc.(c)	640,714
91,039	Solar Capital Ltd.	1,855,375
231,031	Tamburi Investment Partners SpA (Italy)	1,706,248
103,363	TCG BDC, Inc.(b)	1,849,164
134,350	TCP Capital Corp.	1,940,014
106,021	TPG Specialty Lending, Inc.(b)	1,914,739
3,398,691	Zeder Investments Ltd. (South Africa)	1,683,389

		110,606,850

	Diversified Financial Services—19.6%
31,643	Ackermans & van Haaren NV (Belgium)	5,707,660
885,752	Apax Global Alpha Ltd. (Guernsey)(d)	1,683,587
130,545	Cannae Holdings, Inc.(c)	2,697,060
338,280	China Merchants China Direct Investments Ltd. (China)	527,481
110,111	Compass Diversified Holdings(b)	1,706,720
91,662	Eurazeo SA (France)	8,030,775
79,272	HgCapital Trust PLC (United Kingdom)	2,074,469
320,443	Leucadia National Corp.	7,703,450
89,011	NB Private Equity Partners Ltd. (United Kingdom)	1,213,733
132,534	Onex Corp. (Canada)	9,831,884
45,544	Wendel SA (France)	6,861,596

		48,038,415

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Electrical Equipment—3.5%
2,754,351	Melrose Industries PLC (United Kingdom)	$8,632,199

	Food Products—1.2%
31,056	Schouw & Co. AB (Denmark)	3,051,012

	Industrial Conglomerates—4.8%
4,112,215	Fosun International Ltd. (China)	8,720,953
80,524	Lifco AB, Class B (Sweden)	2,931,809

		11,652,762

	Internet Software & Services—6.4%
68,502	IAC/InterActiveCorp.(c)	11,106,914
154,290	Rocket Internet SE (Germany)(c)(d)	4,504,321

		15,611,235

	Wireless Telecommunication Services—6.3%
199,894	SoftBank Group Corp. (Japan)	15,482,014

	Total Common Stocks & Other Equity Interests (Cost $183,004,442)	213,074,487

	Money Market Fund—10.9%
26,814,314	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $26,814,314)	26,814,314

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $209,818,756)—97.8%	239,888,801

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.1%
17,279,564	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $17,279,564)	17,279,564

	Total Investments in Securities (Cost $227,098,320)—104.9%	257,168,365
	Other assets less liabilities—(4.9)%	(12,116,580)

	Net Assets—100.0%	$245,051,785

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $6,187,908, which represented 2.53% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Global Listed Private Equity ETF (PSP) (continued)

April 30, 2018

(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	14.2%

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(a)		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	Receive	KKR & Co. LP	1-Month LIBOR plus 65 basis points	Monthly	October-2018	$	9,849,857	$—	$88,079	$88,079

Subtotal—Appreciation								—	88,079	88,079

Citibank, N.A.	Receive	The Blackstone Group LP	1-Month LIBOR plus 65 basis points	Monthly	October-2018		10,799,907	—	(125,073)	(125,073)
Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Month CDOR plus 65 basis points	Monthly	October-2018	CAD	4,199,444	—	(54,457)	(54,457)
Morgan Stanley Capital Services LLC	Receive	Riverstone Energy Ltd.	1-Month LIBOR plus 85 basis points	Monthly	August-2018	GBP	1,121,997	—	(1,669)	(1,669)

Subtotal—Depreciation								—	(181,199)	(181,199)

Total Over-The-Counter Total Return Swap Agreements—Equity Risk								$—	$(93,120)	$(93,120)

Investment Abbreviations:

CAD—Canadian Dollar

CDOR—Canadian Dollar Offered Rate

GBP—Pound Sterling

LIBOR—London Interbank Offered Rate

(a)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

Invesco Golden Dragon China ETF (PGJ)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—34.7%
54,662	500.com Ltd., Class A ADR (China)(b)(c)	$997,581
32,980	Bright Scholar Education Holdings Ltd. ADR (China)(c)	461,390
41,567	China Distance Education Holdings Ltd. ADR (China)	327,548
67,759	China Lodging Group Ltd. ADR (China)	9,463,222
493,612	Ctrip.com International Ltd. ADR (China)(c)	20,188,731
5,671	Hailiang Education Group, Inc. ADR (China)(b)(c)	465,022
481,391	JD.Com, Inc., Class A ADR (China)(c)	17,575,585
180,923	Jumei International Holding Ltd., Class A ADR (China)(b)(c)	493,920
101,444	Kandi Technologies Group, Inc. (China)(b)(c)	497,076
230,615	New Oriental Education & Technology Group, Inc. ADR (China)	20,718,452
24,185	Rise Education Cayman Ltd. ADR (China)(c)	394,941
16,253	Secoo Holding Ltd. ADR (China)(c)	168,706
36,909	SORL Auto Parts, Inc. (China)(b)(c)	155,387
300,473	TAL Education Group ADR (China)	10,943,227
66,636	Tarena International, Inc., Class A ADR (China)(b)	673,690
68,085	Tuniu Corp., Class A ADR (China)(b)(c)	422,127
652,548	Vipshop Holdings Ltd., Class A ADR (China)(c)	10,101,443

		94,048,048

	Consumer Staples—0.2%
151,148	Pingtan Marine Enterprise Ltd.(b)	601,569

	Energy—2.6%
29,092	China Petroleum & Chemical Corp., H-Shares ADR (China)	2,837,634
19,144	CNOOC Ltd. ADR (China)	3,235,527
15,092	PetroChina Co. Ltd., H-Shares ADR (China)(b)	1,110,922
26,179	Sino Clean Energy, Inc. (China)(c)(d)	0

		7,184,083

	Financials—3.0%
42,107	China Internet Nationwide Financial Services, Inc. (China)(b)(c)	1,347,003
53,775	China Life Insurance Co. Ltd., H-Shares ADR (China)	758,228
61,086	Fanhua, Inc. ADR (China)(b)	1,676,505
51,120	Noah Holdings Ltd. ADR (China)(b)(c)	2,641,370
82,452	Qudian, Inc. ADR (China)(b)(c)	816,275
23,768	Yintech Investment Holdings Ltd. ADR (China)(b)	210,584
22,181	Yirendai Ltd. ADR (China)(b)	782,324

		8,232,289

	Health Care—3.2%
63,028	China Biologic Products Holdings, Inc. (China)(c)	5,475,242
97,633	iKang Healthcare Group, Inc., Class A ADR (China)(c)	1,945,826
109,003	Sinovac Biotech Ltd. (China)(c)	834,963
18,323	Zai Lab Ltd. ADR (China)(b)(c)	342,090

		8,598,121

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—5.4%
69,313	51job, Inc. ADR (China)(b)(c)	$5,721,095
35,048	China Customer Relations Center, Inc. (China)(b)(c)	597,218
3,365	China Southern Airlines Co. Ltd., H-Shares ADR (China)	181,912
60,207	eHi Car Services Ltd., Class A ADR (China)(b)(c)	786,905
20,265	Newater Technology, Inc.(b)(c)	235,682
430,037	ZTO Express Cayman, Inc. ADR (China)	7,095,611

		14,618,423

	Information Technology—45.9%
117,785	21Vianet Group, Inc., Class A ADR (China)(c)	620,727
150,536	58.com, Inc., Class A ADR (China)(c)	13,155,341
107,199	Autohome, Inc., Class A ADR (China)	10,457,262
89,951	Baidu, Inc. ADR (China)(c)	22,568,706
72,854	Baozun, Inc. ADR (China)(b)(c)	3,350,555
57,969	Bitauto Holdings Ltd. ADR (China)(b)(c)	1,227,204
110,898	Canadian Solar, Inc. (Canada)(c)	1,733,336
36,739	Changyou.com Ltd., Class A ADR (China)	699,143
73,850	Cheetah Mobile, Inc., Class A ADR (China)(b)(c)	990,329
13,705	Daqo New Energy Corp. ADR (China)(c)	731,162
565,521	Fang Holdings Ltd. ADR (China)(b)(c)	2,827,605
65,124	GDS Holdings Ltd. ADR (China)(c)	1,899,667
30,344	Gridsum Holding, Inc. ADR (China)(b)(c)	152,327
115,373	Hollysys Automation Technologies Ltd. (China)	2,545,128
54,280	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	997,666
163,331	Link Motion, Inc. ADR (China)(b)(c)	318,495
271,726	Momo, Inc., Class A ADR (China)(c)	9,483,237
77,373	NetEase, Inc. ADR (China)	19,890,277
62,196	Phoenix New Media Ltd. ADR (China)(c)	253,138
29,634	Renren, Inc., Class A ADR (China)(b)(c)	265,817
23,570	Semiconductor Manufacturing International Corp. ADR (China)(b)(c)	152,734
97,018	SINA Corp. (China)(c)	9,269,100
74,376	Sohu.com, Inc. (China)(c)	2,304,168
88,296	Weibo Corp., Class A ADR (China)(b)(c)	10,111,658
87,709	YY, Inc., Class A ADR (China)(c)	8,454,271

		124,459,053

	Materials—0.2%
5,782	Sinopec Shanghai Petrochemical Co. Ltd. ADR (China)	381,728
25,270	ZK International Group Co. Ltd. (China)(c)	175,626

		557,354

	Real Estate—0.5%
69,686	Nam Tai Property, Inc. (China)	846,685
80,775	Xinyuan Real Estate Co. Ltd. ADR (China)	406,298

		1,252,983

	Telecommunication Services—4.1%
205,411	China Mobile Ltd. ADR (China)	9,748,806
9,701	China Telecom Corp. Ltd., H-Shares ADR (China)(b)	467,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Golden Dragon China ETF (PGJ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services (continued)
61,613	China Unicom (Hong Kong) Ltd. ADR (China)(c)	$864,431

		11,080,825

	Utilities—0.1%
12,248	Huaneng Power International, Inc., H-Shares ADR (China)(b)	319,918

	Total Common Stocks & Other Equity Interests (Cost $221,661,550)	270,952,666

	Money Market Fund—0.2%
513,266	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $513,266)	513,266

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $222,174,816)—100.1%	271,465,932

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.1%
21,983,809	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $21,983,809)	21,983,809

	Total Investments in Securities (Cost $244,158,625)—108.2%	293,449,741
	Other assets less liabilities—(8.2)%	(22,241,527)

	Net Assets—100.0%	$271,208,214

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following country:

China	99.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco S&P 500 BuyWrite ETF (PBP)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.6%(b)
	Consumer Discretionary—13.0%
992	Advance Auto Parts, Inc.	$113,534
5,414	Amazon.com, Inc.(c)	8,479,028
3,578	Aptiv PLC	302,627
371	AutoZone, Inc.(c)	231,697
3,427	Best Buy Co., Inc.	262,268
661	Booking Holdings, Inc.(c)	1,439,658
2,670	BorgWarner, Inc.	130,670
2,433	CarMax, Inc.(c)	152,062
5,472	Carnival Corp.	345,064
4,653	CBS Corp., Class B	228,928
2,505	Charter Communications, Inc., Class A(c)	679,581
333	Chipotle Mexican Grill, Inc.(c)	140,969
62,446	Comcast Corp., Class A	1,960,180
4,611	D.R. Horton, Inc.	203,530
1,663	Darden Restaurants, Inc.	154,426
2,101	Discovery, Inc., Class A(c)	49,689
4,582	Discovery, Inc., Class C(c)	101,812
3,071	DISH Network Corp., Class A(c)	103,032
3,478	Dollar General Corp.	335,731
3,197	Dollar Tree, Inc.(c)	306,560
1,647	Expedia Group, Inc.	189,636
1,631	Foot Locker, Inc.	70,263
52,579	Ford Motor Co.	590,988
2,938	Gap, Inc. (The)	85,907
1,492	Garmin Ltd.	87,536
17,011	General Motors Co.	624,984
1,977	Genuine Parts Co.	174,609
3,242	Goodyear Tire & Rubber Co. (The)	81,407
2,816	H&R Block, Inc.	77,862
4,854	Hanesbrands, Inc.	89,653
2,270	Harley-Davidson, Inc.	93,365
1,526	Hasbro, Inc.	134,425
3,818	Hilton Worldwide Holdings, Inc.	301,011
15,736	Home Depot, Inc. (The)	2,908,013
5,182	Interpublic Group of Cos., Inc. (The)	122,243
2,263	Kohl’s Corp.	140,578
3,305	L Brands, Inc.	115,378
1,784	Leggett & Platt, Inc.	72,341
3,678	Lennar Corp., Class A	194,529
4,168	LKQ Corp.(c)	129,291
11,184	Lowe’s Cos., Inc.	921,897
4,110	Macy’s, Inc.	127,698
4,047	Marriott International, Inc., Class A	553,144
4,636	Mattel, Inc.	68,613
10,738	McDonald’s Corp.	1,797,971
6,869	MGM Resorts International	215,824
2,051	Michael Kors Holdings Ltd.(c)	140,329
853	Mohawk Industries, Inc.(c)	179,028
5,842	Netflix, Inc.(c)	1,825,391
6,537	Newell Brands, Inc.	180,617
5,161	News Corp., Class A	82,473
1,639	News Corp., Class B	26,634
17,482	NIKE, Inc., Class B	1,195,594
1,571	Nordstrom, Inc.	79,430
2,776	Norwegian Cruise Line Holdings Ltd.(c)	148,433
3,101	Omnicom Group, Inc.	228,420

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,127	O’Reilly Automotive, Inc.(c)	$288,591
3,552	PulteGroup, Inc.	107,839
1,034	PVH Corp.	165,099
744	Ralph Lauren Corp., Class A	81,728
5,150	Ross Stores, Inc.	416,378
2,305	Royal Caribbean Cruises Ltd.	249,378
18,930	Starbucks Corp.	1,089,800
3,834	Tapestry, Inc.	206,154
7,321	Target Corp.	531,505
1,371	Tiffany & Co.	140,980
10,506	Time Warner, Inc.	995,969
8,518	TJX Cos., Inc. (The)	722,752
1,686	Tractor Supply Co.	114,648
1,464	TripAdvisor, Inc.(c)	54,783
14,200	Twenty-First Century Fox, Inc., Class A	519,152
5,916	Twenty-First Century Fox, Inc., Class B	213,390
779	Ulta Beauty, Inc.(c)	195,459
2,494	Under Armour, Inc., Class A(c)	44,293
2,481	Under Armour, Inc., Class C(c)	38,083
4,433	VF Corp.	358,497
4,752	Viacom, Inc., Class B	143,320
20,262	Walt Disney Co. (The)	2,032,886
955	Whirlpool Corp.	147,977
1,341	Wyndham Worldwide Corp.	153,156
1,141	Wynn Resorts Ltd.	212,443
4,478	Yum! Brands, Inc.	390,034

		39,390,855

	Consumer Staples—7.0%
25,605	Altria Group, Inc.	1,436,697
7,530	Archer-Daniels-Midland Co.	341,711
3,528	Brown-Forman Corp., Class B	197,709
2,593	Campbell Soup Co.	105,743
3,283	Church & Dwight Co., Inc.	151,675
1,745	Clorox Co. (The)	204,514
51,727	Coca-Cola Co. (The)	2,235,124
11,789	Colgate-Palmolive Co.	768,997
5,398	Conagra Brands, Inc.	200,104
2,310	Constellation Brands, Inc., Class A	538,530
5,915	Costco Wholesale Corp.	1,166,201
6,365	Coty, Inc., Class A	110,433
2,418	Dr Pepper Snapple Group, Inc.	290,063
3,022	Estee Lauder Cos., Inc. (The), Class A	447,528
7,666	General Mills, Inc.	335,311
1,895	Hershey Co. (The)	174,226
3,637	Hormel Foods Corp.	131,841
1,534	JM Smucker Co. (The)	174,999
3,353	Kellogg Co.	197,492
4,722	Kimberly-Clark Corp.	488,916
8,049	Kraft Heinz Co. (The)	453,803
11,872	Kroger Co. (The)	299,056
1,630	McCormick & Co., Inc.	171,818
2,489	Molson Coors Brewing Co., Class B	177,316
20,034	Mondelez International, Inc., Class A	791,343
5,567	Monster Beverage Corp.(c)	306,185
19,164	PepsiCo, Inc.	1,934,414
20,922	Philip Morris International, Inc.	1,715,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
33,961	Procter & Gamble Co. (The)	$2,456,739
6,467	Sysco Corp.	404,446
4,011	Tyson Foods, Inc., Class A	281,171
11,481	Walgreens Boots Alliance, Inc.	762,912
19,555	Walmart, Inc.	1,729,835

		21,182,456

	Energy—6.3%
6,947	Anadarko Petroleum Corp.	467,672
1,903	Andeavor	263,223
5,140	Apache Corp.	210,483
5,694	Baker Hughes a GE Co.	205,610
6,206	Cabot Oil & Gas Corp.	148,386
25,732	Chevron Corp.	3,219,331
1,282	Cimarex Energy Co.	128,956
2,009	Concho Resources, Inc.(c)	315,835
15,822	ConocoPhillips	1,036,341
7,087	Devon Energy Corp.	257,471
7,799	EOG Resources, Inc.	921,608
3,295	EQT Corp.	165,376
57,088	Exxon Mobil Corp.	4,438,592
11,759	Halliburton Co.	623,109
1,468	Helmerich & Payne, Inc.	102,099
3,605	Hess Corp.	205,449
25,560	Kinder Morgan, Inc.	404,359
11,450	Marathon Oil Corp.	208,963
6,387	Marathon Petroleum Corp.	478,450
5,120	National Oilwell Varco, Inc.	197,990
2,696	Newfield Exploration Co.(c)	80,341
6,634	Noble Energy, Inc.	224,428
10,311	Occidental Petroleum Corp.	796,628
5,536	ONEOK, Inc.	333,378
5,655	Phillips 66	629,458
2,295	Pioneer Natural Resources Co.	462,557
3,045	Range Resources Corp.	42,173
18,641	Schlumberger Ltd.	1,278,027
5,905	TechnipFMC PLC (United Kingdom)	194,629
5,831	Valero Energy Corp.	646,833
11,148	Williams Cos., Inc. (The)	286,838

		18,974,593

	Financials—14.8%
731	Affiliated Managers Group, Inc.	120,513
10,500	Aflac, Inc.	478,485
4,773	Allstate Corp. (The)	466,895
9,707	American Express Co.	958,566
12,108	American International Group, Inc.	678,048
1,972	Ameriprise Financial, Inc.	276,494
3,314	Aon PLC	472,146
2,441	Arthur J. Gallagher & Co.	170,846
711	Assurant, Inc.	65,995
128,896	Bank of America Corp.	3,856,568
13,603	Bank of New York Mellon Corp. (The)	741,500
10,471	BB&T Corp.	552,869
25,933	Berkshire Hathaway, Inc., Class B(c)	5,024,000
1,666	BlackRock, Inc.	868,819
1,287	Brighthouse Financial, Inc.(c)	65,354

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
6,552	Capital One Financial Corp.	$593,742
1,522	Cboe Global Markets, Inc.	162,519
16,143	Charles Schwab Corp. (The)	898,842
6,252	Chubb Ltd.	848,209
2,011	Cincinnati Financial Corp.	141,454
34,625	Citigroup, Inc.	2,363,849
6,566	Citizens Financial Group, Inc.	272,423
4,587	CME Group, Inc.	723,278
2,330	Comerica, Inc.	220,371
4,778	Discover Financial Services	340,432
3,585	E*TRADE Financial Corp.(c)	217,538
550	Everest Re Group Ltd.	127,969
9,346	Fifth Third Bancorp	310,007
4,389	Franklin Resources, Inc.	147,646
4,757	Goldman Sachs Group, Inc. (The)	1,133,736
4,809	Hartford Financial Services Group, Inc. (The)	258,917
14,853	Huntington Bancshares, Inc.	221,458
7,841	Intercontinental Exchange, Inc.	568,159
5,414	Invesco Ltd.(d)	156,844
46,237	JPMorgan Chase & Co.	5,029,661
14,293	KeyCorp	284,717
4,223	Leucadia National Corp.	101,521
2,944	Lincoln National Corp.	207,964
3,631	Loews Corp.	190,482
2,024	M&T Bank Corp.	368,914
6,839	Marsh & McLennan Cos., Inc.	557,379
13,967	MetLife, Inc.	665,807
2,239	Moody’s Corp.	363,166
18,593	Morgan Stanley	959,771
1,215	MSCI, Inc., Class A	182,043
1,567	Nasdaq, Inc.	138,397
3,548	Navient Corp.	47,046
2,868	Northern Trust Corp.	306,159
4,681	People’s United Financial, Inc.	85,615
6,357	PNC Financial Services Group, Inc. (The)	925,643
3,627	Principal Financial Group, Inc.	214,791
7,841	Progressive Corp. (The)	472,734
5,686	Prudential Financial, Inc.	604,536
1,748	Raymond James Financial, Inc.	156,883
15,126	Regions Financial Corp.	282,856
3,421	S&P Global, Inc.	645,201
4,957	State Street Corp.	494,609
6,311	SunTrust Banks, Inc.	421,575
708	SVB Financial Group(c)	212,124
9,626	Synchrony Financial	319,294
3,292	T. Rowe Price Group, Inc.	374,695
1,430	Torchmark Corp.	124,038
3,656	Travelers Cos., Inc. (The)	481,130
21,147	U.S. Bancorp	1,066,866
2,979	Unum Group	144,124
59,148	Wells Fargo & Co.	3,073,330
1,783	Willis Towers Watson PLC	264,793
3,463	XL Group Ltd. (Bermuda)	192,508
2,651	Zions Bancorporation	145,142

		44,610,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care—14.2%
23,447	Abbott Laboratories	$1,362,974
21,473	AbbVie, Inc.	2,073,218
4,400	Aetna, Inc.	787,820
4,350	Agilent Technologies, Inc.	285,969
2,983	Alexion Pharmaceuticals, Inc.(c)	350,890
976	Align Technology, Inc.(c)	243,854
4,447	Allergan PLC	683,282
2,187	AmerisourceBergen Corp.	198,098
9,003	Amgen, Inc.	1,570,843
3,446	Anthem, Inc.	813,222
6,691	Baxter International, Inc.	465,025
3,584	Becton, Dickinson and Co.	831,022
2,851	Biogen, Inc.(c)	780,034
18,525	Boston Scientific Corp.(c)	532,038
21,999	Bristol-Myers Squibb Co.	1,146,808
4,240	Cardinal Health, Inc.	272,081
10,131	Celgene Corp.(c)	882,410
2,340	Centene Corp.(c)	254,077
4,257	Cerner Corp.(c)	247,970
3,268	Cigna Corp.	561,508
664	Cooper Cos., Inc. (The)	151,863
13,669	CVS Health Corp.	954,506
8,271	Danaher Corp.	829,747
1,961	DaVita, Inc.(c)	123,131
3,093	DENTSPLY Sirona, Inc.	155,702
2,829	Edwards Lifesciences Corp.(c)	360,301
12,987	Eli Lilly & Co.	1,052,856
1,628	Envision Healthcare Corp.(c)	60,513
7,601	Express Scripts Holding Co.(c)	575,396
17,650	Gilead Sciences, Inc.	1,274,860
3,774	HCA Healthcare, Inc.	361,323
2,073	Henry Schein, Inc.(c)	157,548
3,727	Hologic, Inc.(c)	144,570
1,851	Humana, Inc.	544,527
1,175	IDEXX Laboratories, Inc.(c)	228,526
1,981	Illumina, Inc.(c)	477,282
2,370	Incyte Corp.(c)	146,798
1,516	Intuitive Surgical, Inc.(c)	668,222
1,963	Iqvia Holdings, Inc.(c)	187,977
36,148	Johnson & Johnson	4,572,361
1,371	Laboratory Corp. of America Holdings(c)	234,098
2,778	McKesson Corp.	433,951
18,261	Medtronic PLC	1,463,254
36,324	Merck & Co., Inc.	2,138,394
345	Mettler-Toledo International, Inc.(c)	193,176
6,939	Mylan NV(c)	268,956
2,165	Nektar Therapeutics, Class A(c)	181,124
1,491	PerkinElmer, Inc.	109,380
1,767	Perrigo Co. PLC	138,073
80,205	Pfizer, Inc.	2,936,305
1,831	Quest Diagnostics, Inc.	185,297
1,038	Regeneron Pharmaceuticals, Inc.(c)	315,220
1,924	ResMed, Inc.	182,087
4,343	Stryker Corp.	735,791
5,413	Thermo Fisher Scientific, Inc.	1,138,625
13,036	UnitedHealth Group, Inc.	3,081,710

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
1,173	Universal Health Services, Inc., Class B	$133,957
1,233	Varian Medical Systems, Inc.(c)	142,522
3,421	Vertex Pharmaceuticals, Inc.(c)	523,960
1,059	Waters Corp.(c)	199,526
2,733	Zimmer Biomet Holdings, Inc.	314,760
6,565	Zoetis, Inc.	548,046

		42,969,364

	Industrials—9.9%
8,025	3M Co.	1,559,980
1,959	A.O. Smith Corp.	120,185
568	Acuity Brands, Inc.	68,029
1,656	Alaska Air Group, Inc.	107,524
1,278	Allegion PLC	98,636
5,673	American Airlines Group, Inc.	243,542
3,117	AMETEK, Inc.	217,567
5,725	Arconic, Inc.	101,962
7,454	Boeing Co. (The)	2,486,356
1,880	C.H. Robinson Worldwide, Inc.	173,016
8,055	Caterpillar, Inc.	1,162,820
1,163	Cintas Corp.	198,059
11,954	CSX Corp.	709,948
2,102	Cummins, Inc.	336,026
4,366	Deere & Co.	590,851
8,761	Delta Air Lines, Inc.	457,499
2,083	Dover Corp.	193,094
5,930	Eaton Corp. PLC	444,928
8,554	Emerson Electric Co.	568,071
1,616	Equifax, Inc.	181,073
2,382	Expeditors International of Washington, Inc.	152,115
3,872	Fastenal Co.	193,561
3,318	FedEx Corp.	820,210
1,764	Flowserve Corp.	78,339
1,882	Fluor Corp.	110,944
4,122	Fortive Corp.	289,818
2,049	Fortune Brands Home & Security, Inc.	112,060
3,722	General Dynamics Corp.	749,276
116,978	General Electric Co.	1,645,880
1,596	Harris Corp.	249,646
10,129	Honeywell International, Inc.	1,465,464
614	Huntington Ingalls Industries, Inc.	149,331
4,878	IHS Markit Ltd.(c)	239,656
4,138	Illinois Tool Works, Inc.	587,679
3,365	Ingersoll-Rand PLC	282,290
1,154	J.B. Hunt Transport Services, Inc.	135,514
1,620	Jacobs Engineering Group, Inc.	94,106
12,476	Johnson Controls International PLC	422,562
1,388	Kansas City Southern	148,002
1,051	L3 Technologies, Inc.	205,870
3,346	Lockheed Martin Corp.	1,073,531
4,221	Masco Corp.	159,849
4,516	Nielsen Holdings PLC	142,028
3,833	Norfolk Southern Corp.	549,921
2,348	Northrop Grumman Corp.	756,150
4,739	PACCAR, Inc.	301,732
1,796	Parker-Hannifin Corp.	295,658
2,231	Pentair PLC (United Kingdom)	150,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
2,074	Quanta Services, Inc.(c)	$67,405
3,885	Raytheon Co.	796,192
3,031	Republic Services, Inc.	196,045
1,674	Robert Half International, Inc.	101,695
1,722	Rockwell Automation, Inc.	283,321
2,206	Rockwell Collins, Inc.	292,383
1,385	Roper Technologies, Inc.	365,903
762	Snap-on, Inc.	110,680
7,285	Southwest Airlines Co.	384,867
2,069	Stanley Black & Decker, Inc.	292,950
1,154	Stericycle, Inc.(c)	67,751
3,531	Textron, Inc.	219,416
657	TransDigm Group, Inc.	210,614
10,608	Union Pacific Corp.	1,417,547
3,265	United Continental Holdings, Inc.(c)	220,518
9,269	United Parcel Service, Inc., Class B	1,052,032
1,139	United Rentals, Inc.(c)	170,850
10,023	United Technologies Corp.	1,204,263
2,093	Verisk Analytics, Inc.(c)	222,800
692	W.W. Grainger, Inc.	194,694
5,375	Waste Management, Inc.	436,934
2,420	Xylem, Inc.	176,418

		30,065,738

	Information Technology—24.9%
8,310	Accenture PLC, Class A	1,256,472
10,220	Activision Blizzard, Inc.	678,097
6,625	Adobe Systems, Inc.(c)	1,468,100
11,098	Advanced Micro Devices, Inc.(c)	120,746
2,292	Akamai Technologies, Inc.(c)	164,222
653	Alliance Data Systems Corp.	132,592
4,023	Alphabet, Inc., Class A(c)	4,097,747
4,104	Alphabet, Inc., Class C(c)	4,175,122
4,120	Amphenol Corp., Class A	344,885
4,978	Analog Devices, Inc.	434,828
1,130	ANSYS, Inc.(c)	182,676
68,358	Apple, Inc.	11,296,843
14,154	Applied Materials, Inc.	703,029
2,972	Autodesk, Inc.(c)	374,175
5,971	Automatic Data Processing, Inc.	705,056
5,534	Broadcom, Inc.	1,269,610
4,211	CA, Inc.	146,543
3,814	Cadence Design Systems, Inc.(c)	152,789
64,901	Cisco Systems, Inc.	2,874,465
1,744	Citrix Systems, Inc.(c)	179,475
7,920	Cognizant Technology Solutions Corp., Class A	648,014
11,710	Corning, Inc.	316,404
3,839	DXC Technology Co.	395,647
12,678	eBay, Inc.(c)	480,243
4,129	Electronic Arts, Inc.(c)	487,139
833	F5 Networks, Inc.(c)	135,854
32,277	Facebook, Inc., Class A(c)	5,551,644
4,459	Fidelity National Information Services, Inc.	423,471
5,564	Fiserv, Inc.(c)	394,265
1,868	FLIR Systems, Inc.	100,031
1,227	Gartner, Inc.(c)	148,823
2,140	Global Payments, Inc.	241,927

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
21,114	Hewlett Packard Enterprise Co.	$359,994
22,058	HP, Inc.	474,026
63,053	Intel Corp.	3,254,796
11,538	International Business Machines Corp.	1,672,549
3,274	Intuit, Inc.	605,003
508	IPG Photonics Corp.(c)	108,219
4,634	Juniper Networks, Inc.	113,950
2,114	KLA-Tencor Corp.	215,078
2,193	Lam Research Corp.	405,837
12,436	Mastercard, Inc., Class A	2,216,966
3,158	Microchip Technology, Inc.	264,198
15,577	Micron Technology, Inc.(c)	716,231
103,740	Microsoft Corp.	9,701,765
2,180	Motorola Solutions, Inc.	239,429
3,607	NetApp, Inc.	240,154
8,148	NVIDIA Corp.	1,832,485
40,716	Oracle Corp.	1,859,500
4,309	Paychex, Inc.	260,996
15,194	PayPal Holdings, Inc.(c)	1,133,624
1,704	Qorvo, Inc.(c)	114,850
19,946	QUALCOMM, Inc.	1,017,445
2,388	Red Hat, Inc.(c)	389,387
9,241	salesforce.com, inc.(c)	1,118,069
3,833	Seagate Technology PLC	221,892
2,456	Skyworks Solutions, Inc.	213,083
8,357	Symantec Corp.	232,241
2,004	Synopsys, Inc.(c)	171,362
1,545	Take-Two Interactive Software, Inc.(c)	154,052
4,729	TE Connectivity Ltd.	433,886
13,251	Texas Instruments, Inc.	1,344,049
2,227	Total System Services, Inc.	187,202
1,125	VeriSign, Inc.(c)	132,098
24,282	Visa, Inc., Class A	3,080,900
4,010	Western Digital Corp.	315,948
6,186	Western Union Co. (The)	122,174
2,884	Xerox Corp.	90,702
3,434	Xilinx, Inc.	220,600

		75,315,674

	Materials—2.9%
2,953	Air Products & Chemicals, Inc.	479,242
1,493	Albemarle Corp.	144,761
1,186	Avery Dennison Corp.	124,305
4,713	Ball Corp.	188,944
3,143	CF Industries Holdings, Inc.	121,948
31,526	DowDuPont, Inc.	1,993,704
1,925	Eastman Chemical Co.	196,504
3,505	Ecolab, Inc.	507,419
1,814	FMC Corp.	144,630
18,140	Freeport-McMoRan, Inc.	275,909
1,061	International Flavors & Fragrances, Inc.	149,877
5,560	International Paper Co.	286,674
4,361	LyondellBasell Industries NV, Class A	461,089
847	Martin Marietta Materials, Inc.	164,970
5,938	Monsanto Co.	744,447
4,720	Mosaic Co. (The)	127,204
7,190	Newmont Mining Corp.	282,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
4,284	Nucor Corp.	$263,980
1,276	Packaging Corp. of America	147,621
3,429	PPG Industries, Inc.	363,063
3,865	Praxair, Inc.	589,490
2,254	Sealed Air Corp.	98,838
1,114	Sherwin-Williams Co. (The)	409,573
1,787	Vulcan Materials Co.	199,590
3,438	WestRock Co.	203,392

		8,669,669

	Real Estate—2.8%
1,362	Alexandria Real Estate Equities, Inc. REIT	169,664
5,938	American Tower Corp. REIT	809,706
2,124	Apartment Investment & Management Co., Class A REIT	86,234
1,857	AvalonBay Communities, Inc. REIT	302,691
2,082	Boston Properties, Inc. REIT	252,776
4,074	CBRE Group, Inc., Class A(c)	184,593
5,583	Crown Castle International Corp. REIT	563,157
2,766	Digital Realty Trust, Inc. REIT	292,339
4,809	Duke Realty Corp. REIT	130,324
1,065	Equinix, Inc. REIT	448,141
4,965	Equity Residential REIT	306,390
891	Essex Property Trust, Inc. REIT	213,564
1,698	Extra Space Storage, Inc. REIT	152,124
991	Federal Realty Investment Trust REIT	114,807
8,509	GGP, Inc. REIT	170,095
6,326	HCP, Inc. REIT	147,775
9,889	Host Hotels & Resorts, Inc. REIT	193,429
3,795	Iron Mountain, Inc. REIT	128,802
5,734	Kimco Realty Corp. REIT	83,200
1,463	Macerich Co. (The) REIT	84,298
1,535	Mid-America Apartment Communities, Inc. REIT	140,391
7,184	Prologis, Inc. REIT	466,313
2,019	Public Storage REIT	407,394
3,834	Realty Income Corp. REIT	193,655
2,003	Regency Centers Corp. REIT	117,877
1,566	SBA Communications Corp. REIT(c)	250,920
4,190	Simon Property Group, Inc. REIT	655,065
1,220	SL Green Realty Corp. REIT	119,243
3,610	UDR, Inc. REIT	130,502
4,798	Ventas, Inc. REIT	246,713
2,332	Vornado Realty Trust REIT	158,646
4,986	Welltower, Inc. REIT	266,452
10,173	Weyerhaeuser Co. REIT	374,163

		8,361,443

	Telecommunication Services—1.9%
82,726	AT&T, Inc.	2,705,140
13,107	CenturyLink, Inc.	243,528
55,614	Verizon Communications, Inc.	2,744,551

		5,693,219

	Utilities—2.9%
8,901	AES Corp. (The)	108,948
3,117	Alliant Energy Corp.	133,875

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
3,264	Ameren Corp.	$191,336
6,632	American Electric Power Co., Inc.	464,107
2,410	American Water Works Co., Inc.	208,658
5,811	CenterPoint Energy, Inc.	147,193
3,808	CMS Energy Corp.	179,700
4,180	Consolidated Edison, Inc.	334,943
8,777	Dominion Energy, Inc.	584,197
2,413	DTE Energy Co.	254,330
9,434	Duke Energy Corp.	756,229
4,394	Edison International	287,895
2,432	Entergy Corp.	198,427
4,270	Eversource Energy	257,268
12,999	Exelon Corp.	515,800
6,024	FirstEnergy Corp.	207,226
6,340	NextEra Energy, Inc.	1,039,189
4,546	NiSource, Inc.	110,877
4,069	NRG Energy, Inc.	126,139
6,942	PG&E Corp.	320,026
1,510	Pinnacle West Capital Corp.	121,555
9,349	PPL Corp.	272,056
6,799	Public Service Enterprise Group, Inc.	354,568
1,920	SCANA Corp.	70,598
3,441	Sempra Energy	384,704
13,581	Southern Co. (The)	626,356
4,251	WEC Energy Group, Inc.	273,254
6,845	Xcel Energy, Inc.	320,620

		8,850,074

	Total Investments in Securities (Cost $246,714,771)—100.6%	304,083,090
	Other assets less liabilities—(0.6)%	(1,787,131)

	Net Assets—100.0%	$302,295,959

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	A portion of the securities in the Fund are subject to covered call options written. See Note 2I and Note 6.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2018

Open Exchange-Traded Options Written—Equity Risk
Description	Type of Contract	Expiration Date	Exercise Price	Number of Contracts	Premiums Received	Notional Value*	Value	Unrealized Appreciation
S&P 500 Index	Call	May-2018	$2,680	1,148	$(3,961,927)	$307,664,000	$(1,779,400)	$2,182,527

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

Invesco S&P 500® Quality ETF (SPHQ)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—12.9%
110,705	Aptiv PLC	$9,363,429
93,885	Best Buy Co., Inc.	7,185,019
10,436	Chipotle Mexican Grill, Inc.(b)	4,417,872
37,840	Foot Locker, Inc.	1,630,147
84,058	Gap, Inc. (The)	2,457,856
36,180	Garmin Ltd.	2,122,681
38,123	Hasbro, Inc.	3,358,255
42,065	Leggett & Platt, Inc.	1,705,736
46,544	Michael Kors Holdings Ltd.(b)	3,184,541
424,744	NIKE, Inc., Class B	29,048,242
37,193	Nordstrom, Inc.	1,880,478
69,765	Omnicom Group, Inc.	5,138,890
18,120	Ralph Lauren Corp., Class A	1,990,482
157,211	Ross Stores, Inc.	12,710,509
588,185	Starbucks Corp.	33,861,810
108,711	Tapestry, Inc.	5,845,390
158,687	Target Corp.	11,520,676
251,969	TJX Cos., Inc. (The)	21,379,570
19,728	Ulta Beauty, Inc.(b)	4,949,953
98,993	VF Corp.	8,005,564

		171,757,100

	Consumer Staples—14.1%
594,794	Altria Group, Inc.	33,373,891
59,233	Campbell Soup Co.	2,415,522
41,131	Clorox Co. (The)	4,820,553
142,900	Conagra Brands, Inc.	5,297,303
140,334	Costco Wholesale Corp.	27,668,251
81,795	Hormel Foods Corp.	2,965,069
737,211	Procter & Gamble Co. (The)	53,329,844
268,412	Walgreens Boots Alliance, Inc.	17,835,977
441,082	Walmart, Inc.	39,018,114

		186,724,524

	Energy—1.8%
174,880	Baker Hughes a GE Co.	6,314,917
31,701	Cimarex Energy Co.	3,188,804
169,409	Devon Energy Corp.	6,154,629
76,439	Newfield Exploration Co.(b)	2,277,882
191,026	TechnipFMC PLC (United Kingdom)	6,296,217

		24,232,449

	Financials—4.4%
68,638	Ameriprise Financial, Inc.	9,623,734
122,658	Invesco Ltd.(c)	3,553,402
41,447	Raymond James Financial, Inc.	3,719,868
89,948	S&P Global, Inc.	16,964,193
478,793	U.S. Bancorp	24,155,107

		58,016,304

	Health Care—14.0%
30,782	Align Technology, Inc.(b)	7,690,883
49,911	AmerisourceBergen Corp.	4,520,938
227,789	Baxter International, Inc.	15,831,335
554,161	Bristol-Myers Squibb Co.	28,888,413
238,146	Celgene Corp.(b)	20,742,517
67,436	Edwards Lifesciences Corp.(b)	8,588,649
49,478	Humana, Inc.	14,555,438
476,949	Johnson & Johnson	60,329,279

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
10,053	Mettler-Toledo International, Inc.(b)	$5,628,976
38,936	Varian Medical Systems, Inc.(b)	4,500,612
93,010	Vertex Pharmaceuticals, Inc.(b)	14,245,412

		185,522,452

	Industrials—22.6%
225,039	3M Co.	43,745,331
34,996	Allegion PLC	2,700,991
140,156	Arconic, Inc.	2,496,178
196,200	Boeing Co. (The)	65,444,472
49,678	Cummins, Inc.	7,941,525
214,840	Delta Air Lines, Inc.	11,218,945
204,554	Emerson Electric Co.	13,584,431
62,603	Expeditors International of Washington, Inc.	3,997,828
88,974	Fastenal Co.	4,447,810
85,918	General Dynamics Corp.	17,296,153
2,805,311	General Electric Co.	39,470,726
99,969	Illinois Tool Works, Inc.	14,197,597
75,742	Ingersoll-Rand PLC	6,353,996
26,022	J.B. Hunt Transport Services, Inc.	3,055,763
37,198	Jacobs Engineering Group, Inc.	2,160,832
296,326	Johnson Controls International PLC	10,036,562
57,237	Northrop Grumman Corp.	18,432,604
100,508	Raytheon Co.	20,598,110
45,914	Robert Half International, Inc.	2,789,276
50,914	Verisk Analytics, Inc.(b)	5,419,795
15,701	W.W. Grainger, Inc.	4,417,476

		299,806,401

	Information Technology—24.0%
27,251	ANSYS, Inc.(b)	4,405,397
171,371	Automatic Data Processing, Inc.	20,235,488
103,116	Cadence Design Systems, Inc.(b)	4,130,827
314,621	Corning, Inc.	8,501,059
28,524	F5 Networks, Inc.(b)	4,651,979
128,286	Intuit, Inc.	23,705,970
51,503	KLA-Tencor Corp.	5,239,915
378,769	Mastercard, Inc., Class A	67,523,150
127,416	Paychex, Inc.	7,717,587
627,221	QUALCOMM, Inc.	31,994,543
71,001	Red Hat, Inc.(b)	11,577,423
69,715	Skyworks Solutions, Inc.	6,048,473
374,993	Texas Instruments, Inc.	38,035,540
604,271	Visa, Inc., Class A	76,669,905
72,407	Xerox Corp.	2,277,200
94,808	Xilinx, Inc.	6,090,466

		318,804,922

	Materials—4.3%
83,404	Air Products & Chemicals, Inc.	13,535,635
55,355	Albemarle Corp.	5,367,221
455,411	Freeport-McMoRan, Inc.	6,926,801
113,576	LyondellBasell Industries NV, Class A	12,008,391
187,118	Newmont Mining Corp.	7,351,866
89,262	PPG Industries, Inc.	9,451,061
58,699	Sealed Air Corp.	2,573,951

		57,214,926

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Quality ETF (SPHQ) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—1.8%
91,777	CBRE Group, Inc., Class A(b)	$4,158,416
128,589	Duke Realty Corp. REIT	3,484,762
152,951	HCP, Inc. REIT	3,572,935
48,882	Public Storage REIT	9,863,410
29,199	SL Green Realty Corp. REIT	2,853,910

		23,933,433

	Total Common Stocks & Other Equity Interests (Cost $1,242,358,122)	1,326,012,511

	Money Market Fund—0.1%
1,107,186	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $1,107,186)	1,107,186

	Total Investments in Securities (Cost $1,243,465,308)—100.0%	1,327,119,697
	Other assets less liabilities—0.0%	37,794

	Net Assets—100.0%	$1,327,157,491

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

Invesco Water Resources ETF (PHO)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Building Products—4.8%
511,770	A.O. Smith Corp.	$31,397,090
329,662	Advanced Drainage Systems, Inc.	8,307,482

		39,704,572

	Chemicals—8.9%
503,634	Ecolab, Inc.	72,911,094

	Commercial Services & Supplies—2.0%
345,634	Tetra Tech, Inc.	16,728,686

	Construction & Engineering—3.5%
206,473	Aegion Corp.(b)	4,684,872
314,183	Layne Christensen Co.(b)(c)	4,433,122
141,269	Valmont Industries, Inc.	20,074,325

		29,192,319

	Electronic Equipment, Instruments & Components—4.1%
167,219	Badger Meter, Inc.	7,098,446
403,739	Itron, Inc.(b)	26,404,531

		33,502,977

	Health Care Equipment & Supplies—8.2%
671,908	Danaher Corp.	67,405,810

	Industrial Conglomerates—7.7%
238,844	Roper Technologies, Inc.	63,100,196

	Life Sciences Tools & Services—7.4%
321,048	Waters Corp.(b)	60,488,654

	Machinery—27.3%
705,614	Energy Recovery, Inc.(b)(c)	5,990,663
189,885	Franklin Electric Co., Inc.	7,785,285
64,739	Gorman-Rupp Co. (The)	2,037,984
240,145	IDEX Corp.	32,097,781
137,571	Lindsay Corp.	12,086,988
392,614	Mueller Industries, Inc.	10,671,249
1,672,989	Mueller Water Products, Inc., Class A	16,378,562
429,722	nVent Electric PLC (United Kingdom)	9,496,856
512,174	Pentair PLC (United Kingdom)	23,166,159
1,119,899	Rexnord Corp.(b)	30,808,421
516,745	Toro Co. (The)	30,172,741
157,676	Watts Water Technologies, Inc., Class A	11,746,862
440,478	Xylem, Inc.	32,110,846

		224,550,397

	Trading Companies & Distributors—4.3%
906,194	HD Supply Holdings, Inc.(b)	35,078,770

	Water Utilities—21.8%
429,416	American States Water Co.	23,927,060
827,861	American Water Works Co., Inc.	71,676,206
960,794	Aqua America, Inc.	33,771,909
33,467	Artesian Resources Corp., Class A	1,281,786
469,235	California Water Service Group	18,182,856
1,496,035	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)(c)	14,930,429
67,759	Connecticut Water Service, Inc.	4,607,612
63,356	Consolidated Water Co. Ltd. (Cayman Islands)	896,488
84,146	Middlesex Water Co.	3,505,522

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Water Utilities (continued)
99,694	SJW Corp.	$6,026,502

		178,806,370

	Total Common Stocks & Other Equity Interests (Cost $627,641,817)	821,469,845

	Money Market Fund—0.1%
959,513	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $959,513)	959,513

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $628,601,330)-100.1%	822,429,358

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.9%
23,959,138	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $23,959,138)	23,959,138

	Total Investments in Securities (Cost $652,560,468)—103.0%	846,388,496
	Other assets less liabilities—(3.0)%	(24,840,586)

	Net Assets—100.0%	$821,547,910

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

Invesco WilderHill Clean Energy ETF (PBW)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Aerospace & Defense—3.4%
58,972	Hexcel Corp.	$3,919,869

	Auto Components—3.1%
108,462	Gentherm, Inc.(b)	3,666,016

	Automobiles—2.9%
11,302	Tesla, Inc.(b)(c)	3,321,658

	Chemicals—9.3%
20,449	Air Products & Chemicals, Inc.	3,318,668
36,631	Albemarle Corp.	3,551,742
71,995	Sociedad Quimica y Minera de Chile SA ADR (Chile)(c)	3,951,806

		10,822,216

	Commercial Services & Supplies—0.6%
243,806	Aqua Metals, Inc.(b)(c)	763,113

	Construction & Engineering—8.7%
285,180	Ameresco, Inc., Class A(b)	3,379,383
113,069	MYR Group, Inc.(b)	3,392,070
102,615	Quanta Services, Inc.(b)	3,334,987

		10,106,440

	Electrical Equipment—16.9%
105,489	American Superconductor Corp.(b)(c)	622,385
1,055,368	Ballard Power Systems, Inc. (Canada)(b)(c)	3,387,731
705,571	Enphase Energy, Inc.(b)(c)	2,928,120
330,096	FuelCell Energy, Inc.(b)(c)	613,979
69,948	Hydrogenics Corp. (Canada)(b)(c)	573,574
75,232	LSI Industries, Inc.	461,172
1,913,787	Plug Power, Inc.(b)(c)	3,502,230
401,645	Sunrun, Inc.(b)(c)	3,703,167
169,927	TPI Composites, Inc.(b)	3,848,846

		19,641,204

	Electronic Equipment, Instruments & Components—5.2%
48,564	Itron, Inc.(b)	3,176,086
558,673	Maxwell Technologies, Inc.(b)(c)	2,865,992

		6,042,078

	Independent Power & Renewable Electricity Producers—12.9%
175,151	Atlantica Yield PLC (Spain)	3,518,784
68,289	Ormat Technologies, Inc.	3,953,933
188,008	Pattern Energy Group, Inc., Class A(c)	3,417,985
477,699	Sky Solar Holdings Ltd. ADR (Hong Kong)(b)(c)	539,800
317,013	TerraForm Power, Inc., Class A	3,534,695

		14,965,197

	Oil, Gas & Consumable Fuels—3.0%
267,076	Renewable Energy Group, Inc.(b)	3,445,280

	Semiconductors & Semiconductor Equipment—34.0%
56,644	Advanced Energy Industries, Inc.(b)	3,373,150
78,975	Amtech Systems, Inc.(b)	547,297
221,695	Canadian Solar, Inc. (Canada)(b)(c)	3,465,093
89,384	Cree, Inc.(b)	3,335,811
76,506	Daqo New Energy Corp. ADR (China)(b)	4,081,595
53,706	First Solar, Inc.(b)	3,808,292

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment (continued)
484,635	Hanwha Q CELLS Co. Ltd. ADR (South Korea)(b)(c)	$3,445,755
205,553	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	3,778,064
66,981	SolarEdge Technologies, Inc.(b)	3,526,550
490,145	SunPower Corp.(b)(c)	4,180,937
32,379	Universal Display Corp.	2,850,971
205,076	Veeco Instruments, Inc.(b)	3,168,424

		39,561,939

	Total Common Stocks & Other Equity Interests (Cost $104,279,142)	116,255,010

	Money Market Fund—0.1%
171,659	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $171,659)	171,659

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $104,450,801)—100.1%	116,426,669

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—23.8%
27,605,545	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $27,605,545)	27,605,545

	Total Investments in Securities (Cost $132,056,346)—123.9%	144,032,214
	Other assets less liabilities—(23.9)%	(27,769,534)

	Net Assets—100.0%	$116,262,680

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

Invesco WilderHill Progressive Energy ETF (PUW)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Auto Components—3.0%
17,376	Kandi Technologies Group, Inc. (China)(b)(c)	$85,143
9,667	Tenneco, Inc.	432,018

		517,161

	Automobiles—3.0%
20,221	Tata Motors Ltd. ADR (India)(c)	507,952

	Building Products—7.1%
7,209	A.O. Smith Corp.	442,272
10,577	Apogee Enterprises, Inc.	434,821
5,357	Owens Corning	350,830

		1,227,923

	Chemicals—6.0%
5,925	FMC Corp.	472,400
9,260	Methanex Corp. (Canada)	559,304

		1,031,704

	Commercial Services & Supplies—5.9%
18,669	CECO Environmental Corp.	87,744
30,751	Covanta Holding Corp.	458,190
18,234	Heritage-Crystal Clean, Inc.(c)	385,649
19,116	Hudson Technologies, Inc.(b)(c)	83,728

		1,015,311

	Construction & Engineering—2.5%
9,899	MasTec, Inc.(c)	435,556

	Electric Utilities—5.1%
8,891	Avangrid, Inc.	468,645
172,983	Cia Energetica de Minas Gerais ADR (Brazil)(b)	413,429

		882,074

	Electrical Equipment—12.6%
3,400	Acuity Brands, Inc.	407,218
5,318	Eaton Corp. PLC	399,010
6,684	Emerson Electric Co.	443,884
6,699	EnerSys	459,283
6,433	Regal Beloit Corp.	458,030

		2,167,425

	Electronic Equipment, Instruments & Components—2.8%
18,123	Corning, Inc.	489,683

	Energy Equipment & Services—2.9%
75,240	McDermott International, Inc.(c)	496,584

	Food & Staples Retailing—3.2%
16,868	Andersons, Inc. (The)	550,740

	Independent Power & Renewable Electricity Producers—2.7%
25,747	NRG Yield, Inc., Class C	458,297

	Machinery—15.5%
9,748	Altra Industrial Motion Corp.(b)	406,004
7,747	Chart Industries, Inc.(c)	439,565
7,809	ESCO Technologies, Inc.	436,133
6,792	Luxfer Holdings PLC (United Kingdom)	95,088
9,019	Lydall, Inc.(c)	402,247
3,422	WABCO Holdings, Inc.(c)	441,404
6,366	Woodward, Inc.	457,970

		2,678,411

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Metals & Mining—2.3%
25,535	Freeport-McMoRan, Inc.	$388,387

	Mortgage REITs—2.6%
23,245	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT(b)	451,185

	Oil, Gas & Consumable Fuels—22.8%
178,283	Chesapeake Energy Corp.(b)(c)	529,501
54,164	Clean Energy Fuels Corp.(c)	87,204
50,864	Cosan Ltd., Class A (Brazil)	512,709
16,557	Golar LNG Ltd. (Bermuda)	532,308
32,677	Green Plains, Inc.	607,792
25,809	Pacific Ethanol, Inc.(c)	90,331
37,360	Range Resources Corp.	517,436
7,223	REX American Resources Corp.(c)	540,136
124,112	Southwestern Energy Co.(c)	508,859

		3,926,276

	Total Common Stocks & Other Equity Interests (Cost $16,161,381)	17,224,669

	Money Market Fund—0.5%
87,566	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $87,566)	87,566

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $16,248,947)—100.5%	17,312,235

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.5%
1,464,563	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $1,464,563)	1,464,563

	Total Investments in Securities (Cost $17,713,510)—109.0%	18,776,798
	Other assets less liabilities—(9.0)%	(1,546,719)

	Net Assets—100.0%	$17,230,079

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

(This Page Intentionally Left Blank)

49

Statements of Assets and Liabilities

April 30, 2018

	Invesco Aerospace & Defense ETF (PPA)	Invesco Cleantech™ ETF (PZD)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)
Assets:
Unaffiliated investments in securities, at value(a)	$1,006,776,050	$160,365,742	$1,522,498,282	$213,074,487
Affiliated investments in securities, at value	220,811	2,445,559	42,999,930	44,093,878
Other investments:
Unrealized appreciation on swap agreements	—	—	—	88,079
Foreign currencies, at value	—	35,304	—	54,470
Receivables:
Dividends	523,267	72,498	87,327	418,596
Foreign tax reclaims	—	252,227	—	697,998
Securities lending	—	18,192	45,885	21,781
Investments sold	—	—	2,635,323	4,394,858
Other assets	1,036	705	2,671	1,068

Total Assets	1,007,521,164	163,190,227	1,568,269,418	262,845,215

Liabilities:
Other investments:
Open written options, at value	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	181,199
Payable for swaps	—	—	—	1,586
Due to custodian	—	297,460	—	—
Payables:
Collateral upon return of securities loaned	—	2,445,559	42,255,819	17,279,564
Investments purchased	—	186,085	—	1,633
Expenses recaptured	—	3,387	—	—
Shares repurchased	—	—	2,633,061	—
Accrued advisory fees	425,586	66,860	630,648	96,441
Accrued trustees’ and officer’s fees	44,334	36,098	104,396	55,675
Accrued expenses	342,621	97,884	736,432	177,332

Total Liabilities	812,541	3,133,333	46,360,356	17,793,430

Net Assets	$1,006,708,623	$160,056,894	$1,521,909,062	$245,051,785

Net Assets Consist of:
Shares of beneficial interest	$825,270,738	$163,490,567	$1,552,005,276	$303,826,164
Undistributed net investment income	759,939	589,232	(76,463)	(11,183,401)
Undistributed net realized gain (loss)	(17,075,228)	(44,914,712)	(328,006,118)	(77,545,757)
Net unrealized appreciation	197,753,174	40,891,807	297,986,367	29,954,779

Net Assets	$1,006,708,623	$160,056,894	$1,521,909,062	$245,051,785

Shares outstanding (unlimited amount authorized, $0.01 par value)	18,100,000	3,800,000	28,900,000	20,100,000
Net asset value	$55.62	$42.12	$52.66	$12.19

Market price	$55.66	$42.26	$52.72	$12.21

Unaffiliated investments in securities, at cost	$809,022,876	$119,474,972	$1,224,511,915	$183,004,442

Affiliated investments in securities, at cost	$220,811	$2,445,559	$42,999,930	$44,093,878

Foreign currencies, at cost	$—	$35,375	$—	$54,532

Premium received on written options	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$—	$2,219,570	$41,504,713	$16,871,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Golden Dragon China ETF (PGJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)	Invesco WilderHill Progressive Energy ETF (PUW)

$270,952,666	$303,926,246	$1,322,459,109	$821,469,845	$116,255,010	$17,224,669
22,497,075	156,844	4,660,588	24,918,651	27,777,204	1,552,129

—	—	—	—	—	—
—	—	—	—	—	—

14,002	265,040	1,303,871	459,119	21,813	4,336
—	—	—	—	—	4,263
88,563	—	—	5,533	182,282	1,876
—	6,465,596	1,487,267	1,071,102	—	—
872	—	1,896	1,541	743	636

293,553,178	310,813,726	1,329,912,731	847,925,791	144,237,052	18,787,909

—	1,779,400	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	72,544	—	—	—	—

21,983,809	—	—	23,959,138	27,605,545	1,464,563
—	10,445	—	1,555,221	125,602	—
11,139	—	—	—	—	—
—	6,465,596	1,488,797	—	—	—
109,866	189,782	220,835	342,669	45,428	2,629
58,269	—	56,356	145,578	75,244	30,127
181,881	—	989,252	375,275	122,553	60,511

22,344,964	8,517,767	2,755,240	26,377,881	27,974,372	1,557,830

$271,208,214	$302,295,959	$1,327,157,491	$821,547,910	$116,262,680	$17,230,079

$451,007,521	$298,734,873	$1,302,222,884	$944,777,374	$788,413,258	$39,945,028
(4,194,068)	601,636	2,425,629	717,396	404,581	7,752
(224,896,355)	(56,591,396)	(61,145,411)	(317,774,888)	(684,531,027)	(23,785,989)
49,291,116	59,550,846	83,654,389	193,828,028	11,975,868	1,063,288

$271,208,214	$302,295,959	$1,327,157,491	$821,547,910	$116,262,680	$17,230,079

5,950,000	14,200,000	44,950,000	27,300,000	4,718,273	700,000
$45.58	$21.29	$29.53	$30.09	$24.64	$24.61

$45.58	$21.33	$29.55	$30.09	$24.66	$24.65

$221,661,550	$246,520,366	$1,238,092,680	$627,641,817	$104,279,142	$16,161,381

$22,497,075	$194,405	$5,372,628	$24,918,651	$27,777,204	$1,552,129

$—	$—	$—	$—	$—	$—

$—	$3,961,927	$—	$—	$—	$—

$21,840,041	$—	$—	$22,720,365	$25,896,471	$1,384,357

51

Statements of Operations

For the year ended April 30, 2018

	Invesco Aerospace & Defense ETF (PPA)	Invesco Cleantech™ ETF (PZD)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)
Investment Income:
Unaffiliated dividend income	$11,372,091	$1,661,523	$13,071,883	$10,600,314
Affiliated dividend income	5,388	405	10,625	306,411
Non-cash dividend income	—	—	—	—
Securities lending income	—	183,863	202,669	335,213
Foreign withholding tax	(36,152)	(155,164)	—	(528,667)

Total Income	11,341,327	1,690,627	13,285,177	10,713,271

Expenses:
Advisory fees	4,041,296	659,757	7,397,715	1,411,522
Sub-licensing fees	484,946	98,964	1,479,532	282,302
Accounting & administration fees	150,137	37,365	274,534	47,213
Trustees’ and officer’s fees	33,249	21,943	67,825	30,529
Professional fees	29,216	25,036	30,190	27,804
Custodian & transfer agent fees	19,075	9,428	21,566	6,182
Recapture (Note 3)	—	6,494	—	—
Other expenses	102,296	31,688	108,417	41,956

Total Expenses	4,860,215	890,675	9,379,779	1,847,508

Less: Waivers	(961)	(78)	(1,928)	(53,828)

Net Expenses	4,859,254	890,597	9,377,851	1,793,680

Net Investment Income	6,482,073	800,030	3,907,326	8,919,591

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	2,382,931	(2,001,992)	(49,431,574)	(15,863,707)
In-kind redemptions	32,562,242	2,003,947	172,997,560	23,550,511
Swap agreements	—	—	—	3,625,410
Written options	—	—	—	—
Foreign currencies	—	24,213	—	98,534

Net realized gain	34,945,173	26,168	123,565,986	11,410,748

Change in net unrealized appreciation (depreciation) on:
Investment securities	121,310,441	14,320,195	78,799,951	11,640,422
Swap agreements	—	—	—	(1,281,571)
Written options	—	—	—	—
Foreign currencies	—	4,068	—	(36,056)

Net change in unrealized appreciation (depreciation)	121,310,441	14,324,263	78,799,951	10,322,795

Net realized and unrealized gain (loss)	156,255,614	14,350,431	202,365,937	21,733,543

Net increase (decrease) in net assets resulting from operations	$162,737,687	$15,150,461	$206,273,263	$30,653,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Golden Dragon China ETF (PGJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)	Invesco WilderHill Progressive Energy ETF (PUW)

$1,738,768	$6,460,433	$29,475,829	$7,715,647	$563,218	$234,431
4,051	13,496	112,554	6,667	1,459	577
646,293	—	—	—	—	—
878,618	—	—	14,103	1,594,998	27,959
(74,372)	—	—	—	(21,118)	(6,573)

3,193,358	6,473,929	29,588,383	7,736,417	2,138,557	256,394

1,141,286	2,423,803	3,835,606	4,147,833	534,941	112,078
228,255	—	615,371	622,178	106,987	22,477
43,801	—	247,035	154,578	37,666	37,666
30,080	—	45,844	68,029	34,419	18,286
29,828	—	28,903	30,696	40,108	25,075
58,233	—	37,248	50,614	18,472	4,400
34,990	—	—	—	—	—
31,328	—	88,018	97,635	46,332	16,029

1,597,801	2,423,803	4,898,025	5,171,563	818,925	236,011

(663)	(968)	(1,064,173)	(1,137)	(70,304)	(79,134)

1,597,138	2,422,835	3,833,852	5,170,426	748,621	156,877

1,596,220	4,051,094	25,754,531	2,565,991	1,389,936	99,517

(8,619,824)	(1,403,418)	(26,008,561)	7,549,675	(8,030,794)	(245,273)
24,329,290	25,339,720	148,499,409	86,763,063	17,475,106	3,383,771
—	—	—	—	—	—
—	(23,644,518)	—	—	—	—
—	—	—	—	—	—

15,709,466	291,784	122,490,848	94,312,738	9,444,312	3,138,498

31,163,538	12,549,158	(35,985,754)	6,550,510	7,305,875	(4,038,995)
—	—	—	—	—	—
—	3,764,799	—	—	—	—
—	—	—	—	—	—

31,163,538	16,313,957	(35,985,754)	6,550,510	7,305,875	(4,038,995)

46,873,004	16,605,741	86,505,094	100,863,248	16,750,187	(900,497)

$48,469,224	$20,656,835	$112,259,625	$103,429,239	$18,140,123	$(800,980)

53

Statements of Changes in Net Assets

For the years ended April 30, 2018 and 2017

	Invesco Aerospace & Defense ETF (PPA)		Invesco Cleantech™ ETF (PZD)
	2018	2017	2018	2017
Operations:
Net investment income	$6,482,073	$5,749,080	$800,030	$1,413,253
Net realized gain (loss)	34,945,173	18,408,707	26,168	2,758,924
Net change in unrealized appreciation	121,310,441	57,669,292	14,324,263	12,795,643

Net increase in net assets resulting from operations	162,737,687	81,827,079	15,150,461	16,967,820

Distributions to Shareholders from:
Net investment income	(5,890,874)	(5,934,618)	(1,006,758)	(820,687)
Return of capital	—	—	—	—

Total distributions to shareholders	(5,890,874)	(5,934,618)	(1,006,758)	(820,687)

Shareholder Transactions:
Proceeds from shares sold	357,161,751	277,012,088	57,512,328	10,079,801
Value of shares repurchased	(76,449,431)	(82,489,845)	(4,238,208)	(5,053,738)

Net increase (decrease) in net assets resulting from shares transactions	280,712,320	194,522,243	53,274,120	5,026,063

Increase (Decrease) in Net Assets	437,559,133	270,414,704	67,417,823	21,173,196

Net Assets:
Beginning of year	569,149,490	298,734,786	92,639,071	71,465,875

End of year	$1,006,708,623	$569,149,490	$160,056,894	$92,639,071

Undistributed net investment income at end of year	$759,939	$168,740	$589,232	$770,616

Changes in Shares Outstanding:
Shares sold	6,850,000	6,600,000	1,400,000	300,000
Shares repurchased	(1,450,000)	(2,100,000)	(100,000)	(150,000)
Shares outstanding, beginning of year	12,700,000	8,200,000	2,500,000	2,350,000

Shares outstanding, end of year	18,100,000	12,700,000	3,800,000	2,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco DWA Momentum ETF (PDP)		Invesco Global Listed Private Equity ETF (PSP)		Invesco Golden Dragon China ETF (PGJ)
2018	2017	2018	2017	2018	2017

$3,907,326	$9,225,539	$8,919,591	$10,335,822	$1,596,220	$907,113
123,565,986	74,376,137	11,410,748	(2,263,957)	15,709,466	7,416,646
78,799,951	101,474,027	10,322,795	45,967,021	31,163,538	15,838,871

206,273,263	185,075,703	30,653,134	54,038,886	48,469,224	24,162,630

(3,926,777)	(11,481,353)	(30,958,567)	(11,056,794)	(4,673,478)	(2,659,581)
(231,609)	—	(1,046,678)	—	—	—

(4,158,386)	(11,481,353)	(32,005,245)	(11,056,794)	(4,673,478)	(2,659,581)

775,260,655	671,193,039	56,982,533	28,301,549	120,208,928	16,535,584
(872,536,302)	(865,740,010)	(96,721,963)	(111,064,844)	(46,256,021)	(47,827,306)

(97,275,647)	(194,546,971)	(39,739,430)	(82,763,295)	73,952,907	(31,291,722)

104,839,230	(20,952,621)	(41,091,541)	(39,781,203)	117,748,653	(9,788,673)

1,417,069,832	1,438,022,453	286,143,326	325,924,529	153,459,561	163,248,234

$1,521,909,062	$1,417,069,832	$245,051,785	$286,143,326	$271,208,214	$153,459,561

$(76,463)	$(57,012)	$(11,183,401)	$(270,688)	$(4,194,068)	$(1,760,763)

15,450,000	15,600,000	4,500,000	2,500,000	2,700,000	500,000
(17,450,000)	(20,200,000)	(7,750,000)	(10,350,000)	(1,050,000)	(1,550,000)
30,900,000	35,500,000	23,350,000	31,200,000	4,300,000	5,350,000

28,900,000	30,900,000	20,100,000	23,350,000	5,950,000	4,300,000

55

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2018 and 2017

	Invesco S&P 500 BuyWrite ETF (PBP)		Invesco S&P 500® Quality ETF (SPHQ)
	2018	2017	2018	2017
Operations:
Net investment income	$4,051,094	$3,961,260	$25,754,531	$22,596,465
Net realized gain (loss)	291,784	(6,258,343)	122,490,848	23,284,253
Net change in unrealized appreciation (depreciation)	16,313,957	34,864,849	(35,985,754)	92,945,130

Net increase (decrease) in net assets resulting from operations	20,656,835	32,567,766	112,259,625	138,825,848

Distributions to Shareholders from:
Net investment income	(15,918,964)	(4,415,671)	(26,665,792)	(21,152,308)
Net realized gains	(19,713,365)	(2,349,199)	—	—

Total distributions to shareholders	(35,632,329)	(6,764,870)	(26,665,792)	(21,152,308)

Shareholder Transactions:
Proceeds from shares sold	70,858,906	44,370,524	852,029,039	761,004,994
Value of shares repurchased	(81,183,674)	(40,472,367)	(832,688,672)	(555,533,133)

Net increase (decrease) in net assets resulting from shares transactions	(10,324,768)	3,898,157	19,340,367	205,471,861

Increase (Decrease) in Net Assets	(25,300,262)	29,701,053	104,934,200	323,145,401

Net Assets:
Beginning of year	327,596,221	297,895,168	1,222,223,291	899,077,890

End of year	$302,295,959	$327,596,221	$1,327,157,491	$1,222,223,291

Undistributed net investment income at end of year	$601,636	$352,899	$2,425,629	$3,336,890

Changes in Shares Outstanding:
Shares sold	3,200,000	2,050,000	29,300,000	30,000,000
Shares repurchased	(3,750,000)	(1,950,000)	(28,600,000)	(22,150,000)
Shares outstanding, beginning of year	14,750,000	14,650,000	44,250,000	36,400,000

Shares outstanding, end of year	14,200,000	14,750,000	44,950,000	44,250,000

(a)	Changes in shares outstanding have been restated to reflect a one-for-five reverse stock split effective after the close of business on October 20, 2017. See Note 13.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Water Resources ETF (PHO)		Invesco WilderHill Clean Energy ETF (PBW)				Invesco WilderHill Progressive Energy ETF (PUW)
2018	2017	2018		2017		2018	2017

$2,565,991	$4,630,986	$1,389,936		$1,434,557		$99,517	$152,413
94,312,738	50,617,107	9,444,312		(9,262,152)		3,138,498	(236,920)
6,550,510	58,560,808	7,305,875		10,171,102		(4,038,995)	3,812,896

103,429,239	113,808,901	18,140,123		2,343,507		(800,980)	3,728,389

(3,090,361)	(3,714,832)	(1,382,506)		(1,849,749)		(140,441)	(151,173)
—	—	—		—		—	—

(3,090,361)	(3,714,832)	(1,382,506)		(1,849,749)		(140,441)	(151,173)

130,879,008	168,314,105	40,526,760		20,828,567		2,597,403	4,954,622
(206,816,747)	(161,724,111)	(44,198,575)		(19,400,534)		(9,098,411)	(7,346,386)

(75,937,739)	6,589,994	(3,671,815)		1,428,033		(6,501,008)	(2,391,764)

24,401,139	116,684,063	13,085,802		1,921,791		(7,442,429)	1,185,452

797,146,771	680,462,708	103,176,878		101,255,087		24,672,508	23,487,056

$821,547,910	$797,146,771	$116,262,680		$103,176,878		$17,230,079	$24,672,508

$717,396	$1,241,766	$404,581		$(126,771)		$7,752	$48,676

4,550,000	6,750,000	1,630,000	(a)	1,040,000	(a)	100,000	200,000
(7,100,000)	(6,500,000)	(1,861,727	)(a)	(1,020,000	)(a)	(350,000)	(300,000)
29,850,000	29,600,000	4,950,000	(a)	4,930,000	(a)	950,000	1,050,000

27,300,000	29,850,000	4,718,273	(a)	4,950,000	(a)	700,000	950,000

57

Financial Highlights

Invesco Aerospace & Defense ETF (PPA)

	Year Ended April 30,
	2018	2017	2016		2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$44.81	$36.43	$35.73		$32.16	$23.22
Net investment income(a)	0.42	0.60	0.53	(b)	0.32	0.33
Net realized and unrealized gain on investments	10.79	8.43	0.67		3.52	9.00
Total from investment operations	11.21	9.03	1.20		3.84	9.33
Distributions to shareholders from:
Net investment income	(0.40)	(0.65)	(0.50)		(0.27)	(0.39)
Net asset value at end of year	$55.62	$44.81	$36.43		$35.73	$32.16
Market price at end of year(c)	$55.66	$44.84	$36.42		$35.71	$32.15
Net Asset Value Total Return(d)	25.13%	25.06%	3.43%		11.99%	40.52%
Market Price Total Return(d)	25.14%	25.18%	3.46%		11.96%	40.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,006,709	$569,149	$298,735		$262,613	$98,086
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.61%	0.64%		0.66%	0.66%
Expenses, prior to Waivers	0.60%	0.61%	0.64%		0.66%	0.69%
Net investment income, after Waivers	0.80%	1.47%	1.50	%(b)	0.94%	1.13%
Portfolio turnover rate(e)	7%	10%	16%		13%	8%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.33 and 0.93%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco CleantechTM ETF (PZD)

	Year Ended April 30,
	2018	2017		2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$37.06	$30.41		$30.60	$31.90	$25.47
Net investment income(a)	0.25	0.59	(b)	0.22	0.27	0.17
Net realized and unrealized gain (loss) on investments	5.18	6.41		(0.18)	(1.33)	6.53
Total from investment operations	5.43	7.00		0.04	(1.06)	6.70
Distributions to shareholders from:
Net investment income	(0.37)	(0.35)		(0.23)	(0.24)	(0.27)
Net asset value at end of year	$42.12	$37.06		$30.41	$30.60	$31.90
Market price at end of year(c)	$42.26	$37.19		$30.29	$30.54	$31.92
Net Asset Value Total Return(d)	14.74%	23.21%		0.15%	(3.36)%	26.52%
Market Price Total Return(d)	14.72%	24.13%		(0.05)%	(3.61)%	27.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$160,057	$92,639		$71,466	$76,512	$84,535
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.68%		0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.68%	0.73%		0.73%	0.72%	0.72%
Net investment income, after Waivers	0.61%	1.81	%(b)	0.76%	0.89%	0.58%
Portfolio turnover rate(e)	17%	24%		25%	22%	24%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.39 and 1.20%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

Invesco DWA Momentum ETF (PDP)

	Year Ended April 30,
	2018	2017	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$45.86	$40.51	$42.44	$36.96		$31.77
Net investment income(a)	0.13	0.28	0.12	0.16		0.06
Net realized and unrealized gain (loss) on investments	6.81	5.41	(1.94)	5.43		5.23
Total from investment operations	6.94	5.69	(1.82)	5.59		5.29
Distributions to shareholders from:
Net investment income	(0.13)	(0.34)	(0.11)	(0.11)		(0.10)
Return of capital	(0.01)	—	—	—		—
Total distributions	(0.14)	(0.34)	(0.11)	(0.11)		(0.10)
Net asset value at end of year	$52.66	$45.86	$40.51	$42.44		$36.96
Market price at end of year(b)	$52.72	$45.87	$40.50	$42.43		$36.93
Net Asset Value Total Return(c)	15.17%	14.12%	(4.29)%	15.13%		16.71%
Market Price Total Return(c)	15.28%	14.17%	(4.29)%	15.19%		16.65%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,521,909	$1,417,070	$1,438,022	$1,871,780		$1,260,444
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.64%	0.63	%(d)	0.64	%(d)
Expenses, prior to Waivers	0.63%	0.63%	0.64%	0.63	%(d)	0.64	%(d)
Net investment income, after Waivers	0.26%	0.65%	0.29%	0.39%		0.17%
Portfolio turnover rate(e)	68%	68%	100%	73%		75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights (continued)

Invesco Global Listed Private Equity ETF (PSP)

	Year Ended April 30,
	2018		2017	2016		2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$12.25		$10.45	$11.95		$11.79	$11.70
Net investment income(a)	0.40	(b)	0.41	0.60	(c)	0.35	0.38	(d)
Net realized and unrealized gain (loss) on investments	0.99		1.85	(1.53)		0.41	1.38
Total from investment operations	1.39		2.26	(0.93)		0.76	1.76
Distributions to shareholders from:
Net investment income	(1.40)		(0.46)	(0.57)		(0.60)	(1.67)
Return of capital	(0.05)		—	—		—	—
Total distributions	(1.45)		(0.46)	(0.57)		(0.60)	(1.67)
Net asset value at end of year	$12.19		$12.25	$10.45		$11.95	$11.79
Market price at end of year(e)	$12.21		$12.29	$10.39		$11.93	$11.85
Net Asset Value Total Return(f)	11.76%		22.21%	(8.09)%		6.79%	16.20%
Market Price Total Return(f)	11.57%		23.32%	(8.47)%		6.09%	16.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$245,052		$286,143	$325,925		$476,606	$583,601
Ratio to average net assets of:
Expenses, after Waivers(g)	0.64%		0.66%	0.64%		0.64%	0.69%
Expenses, prior to Waivers(g)	0.65%		0.67%	0.66%		0.66%	0.70%
Net investment income, after Waivers	3.16	%(b)	3.77%	5.51	%(c)	3.04%	3.20	%(d)
Portfolio turnover rate(h)	44%		39%	35%		30%	53%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 2.37%, respectively.
(c)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 3.12%, respectively.
(d)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.28 and 2.39%, respectively.
(e)	The mean between the last bid and ask prices.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

Invesco Golden Dragon China ETF (PGJ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$35.69	$30.51	$33.67	$27.65	$19.65
Net investment income(a)	0.31	0.19	0.06	0.21	0.21
Net realized and unrealized gain (loss) on investments	10.50	5.54	(3.10)	6.06	8.08
Total from investment operations	10.81	5.73	(3.04)	6.27	8.29
Distributions to shareholders from:
Net investment income	(0.92)	(0.55)	(0.09)	(0.25)	(0.29)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.92)	(0.55)	(0.12)	(0.25)	(0.29)
Net asset value at end of year	$45.58	$35.69	$30.51	$33.67	$27.65
Market price at end of year(b)	$45.58	$35.69	$30.49	$33.62	$27.60
Net Asset Value Total Return(c)	30.46%	19.23%	(9.04)%	22.79%	42.28%
Market Price Total Return(c)	30.46%	19.31%	(8.97)%	22.83%	42.46%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$271,208	$153,460	$163,248	$230,631	$258,569
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.73%	0.70%	0.70%	0.70%
Net investment income, after Waivers	0.70%	0.61%	0.18%	0.68%	0.75%
Portfolio turnover rate(d)	25%	30%	47%	25%	37%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500 BuyWrite ETF (PBP)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$22.21	$20.33	$21.22	$21.32	$20.83
Net investment income(a)	0.28	0.29	0.30	0.28	0.28
Net realized and unrealized gain (loss) on investments	1.16	2.10	(0.11)	0.65	1.57
Total from investment operations	1.44	2.39	0.19	0.93	1.85
Distributions to shareholders from:
Net investment income	(1.09)	(0.33)	(0.34)	(0.86)	(1.35)
Net realized gains	(1.27)	(0.18)	(0.74)	(0.17)	(0.01)
Total distributions	(2.36)	(0.51)	(1.08)	(1.03)	(1.36)
Net asset value at end of year	$21.29	$22.21	$20.33	$21.22	$21.32
Market price at end of year(b)	$21.33	$22.23	$20.29	$21.22	$21.35
Net Asset Value Total Return(c)	6.59%	11.86%	0.90%	4.48%	9.34%
Market Price Total Return(c)	6.68%	12.18%	0.67%	4.32%	9.50%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$302,296	$327,596	$297,895	$404,270	$249,458
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.25%	1.37%	1.47%	1.33%	1.37%
Portfolio turnover rate(d)	16%	24%	43%	50%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights (continued)

Invesco S&P 500® Quality ETF (SPHQ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$27.62	$24.70	$23.25	$20.90	$17.87
Net investment income(a)	0.57	0.54	0.45	0.41	0.36
Net realized and unrealized gain on investments	1.89	2.84	1.46	2.33	3.03
Total from investment operations	2.46	3.38	1.91	2.74	3.39
Distributions to shareholders from:
Net investment income	(0.55)	(0.46)	(0.46)	(0.39)	(0.36)
Net asset value at end of year	$29.53	$27.62	$24.70	$23.25	$20.90
Market price at end of year(b)	$29.55	$27.63	$24.70	$23.24	$20.89
Net Asset Value Total Return(c)	8.94%	13.84%	8.39%	13.17%	19.15%
Market Price Total Return(c)	8.98%	13.88%	8.43%	13.18%	19.09%
Ratios/Supplemental Data:
Net assets at end of year(000’s omitted)	$1,327,157	$1,222,223	$899,078	$533,537	$365,686
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.37%	0.38%	0.38%	0.38%	0.39%
Net investment income, after Waivers	1.95%	2.10%	1.92%	1.83%	1.87%
Portfolio turnover rate(d)	60%	49%	102%	18%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Water Resources ETF (PHO)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$26.71	$22.99	$25.19	$25.92	$22.06
Net investment income(a)	0.09	0.16	0.13	0.14	0.16
Net realized and unrealized gain (loss) on investments	3.39	3.68	(2.17)	(0.72)	3.83
Total from investment operations	3.48	3.84	(2.04)	(0.58)	3.99
Distributions to shareholders from:
Net investment income	(0.10)	(0.12)	(0.16)	(0.15)	(0.13)
Net asset value at end of year	$30.09	$26.71	$22.99	$25.19	$25.92
Market price at end of year(b)	$30.09	$26.70	$22.98	$25.17	$25.91
Net Asset Value Total Return(c)	13.07%	16.73%	(8.09)%	(2.25)%	18.16%
Market Price Total Return(c)	13.11%	16.74%	(8.06)%	(2.29)%	18.17%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$821,548	$797,147	$680,463	$855,159	$990,247
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.62%	0.61%	0.61%	0.61%
Expenses, prior to Waivers	0.62%	0.62%	0.61%	0.61%	0.61%
Net investment income, after Waivers	0.31%	0.64%	0.58%	0.56%	0.66%
Portfolio turnover rate(d)	23%	44%	89%	25%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights (continued)

Invesco WilderHill Clean Energy ETF (PBW)

	Year Ended April 30,
	2018	2017(a)	2016(a)	2015(a)	2014(a)
Per Share Operating Performance:
Net asset value at beginning of year	$20.85	$20.55	$28.80	$32.95	$23.95
Net investment income(b)	0.31	0.30	0.55	0.70	0.50
Net realized and unrealized gain (loss) on investments	3.78	0.40	(8.30)	(4.10)	9.25
Total from investment operations	4.09	0.70	(7.75)	(3.40)	9.75
Distributions to shareholders from:
Net investment income	(0.30)	(0.40)	(0.50)	(0.75)	(0.75)
Net asset value at end of year	$24.64	$20.85	$20.55	$28.80	$32.95
Market price at end of year(c)	$24.66	$20.85	$20.55	$28.80	$32.95
Net Asset Value Total Return(d)	19.78%	3.60%	(27.19)%	(10.36)%	41.23%
Market Price Total Return(d)	19.87%	3.60%	(27.19)%	(10.36)%	41.23%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$116,263	$103,177	$101,255	$143,790	$218,101
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.77%	0.76%	0.76%	0.72%	0.70%
Net investment income, after Waivers	1.30%	1.59%	2.37%	2.39%	1.55%
Portfolio turnover rate(e)	43%	59%	60%	48%	57%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on October 20, 2017.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco WilderHill Progressive Energy ETF (PUW)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$25.97	$22.37	$28.47	$32.73	$27.56
Net investment income(a)	0.12	0.15	0.30	0.50	0.24
Net realized and unrealized gain (loss) on investments	(1.33)	3.60	(6.07)	(4.27)	5.27
Total from investment operations	(1.21)	3.75	(5.77)	(3.77)	5.51
Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.33)	(0.49)	(0.34)
Net asset value at end of year	$24.61	$25.97	$22.37	$28.47	$32.73
Market price at end of year(b)	$24.65	$25.96	$22.36	$28.47	$32.71
Net Asset Value Total Return(c)	(4.67)%	16.84%	(20.29)%	(11.59)%	20.24%
Market Price Total Return(c)	(4.48)%	16.85%	(20.32)%	(11.54)%	20.21%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,230	$24,673	$23,487	$34,170	$45,819
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	1.05%	0.99%	0.99%	0.86%	0.84%
Net investment income, after Waivers	0.44%	0.64%	1.34%	1.69%	0.78%
Portfolio turnover rate(d)	24%	39%	40%	41%	37%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Aerospace & Defense ETF (PPA)	“Aerospace & Defense ETF”
Invesco CleantechTM ETF (PZD)	“CleantechTM ETF”
Invesco DWA Momentum ETF (PDP)	“DWA Momentum ETF”
Invesco Global Listed Private Equity ETF (PSP)	“Global Listed Private Equity ETF”
Invesco Golden Dragon China ETF (PGJ)	“Golden Dragon China ETF”
Invesco S&P 500 BuyWrite ETF (PBP)	“S&P 500 BuyWrite ETF”
Invesco S&P 500® Quality ETF (SPHQ)	“S&P 500® Quality ETF”
Invesco Water Resources ETF (PHO)	“Water Resources ETF”
Invesco WilderHill Clean Energy ETF (PBW)	“WilderHill Clean Energy ETF”
Invesco WilderHill Progressive Energy ETF (PUW)	“WilderHill Progressive Energy ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of DWA Momentum ETF, Golden Dragon China ETF and Water Resources ETF, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Aerospace & Defense ETF	SPADE® Defense Index
CleantechTM ETF	The Cleantech IndexTM
DWA Momentum ETF	Dorsey Wright® Technical Leaders Index
Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index
Golden Dragon China ETF	NASDAQ Golden Dragon China Index
S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM
S&P 500® Quality ETF	S&P 500® Quality Index
Water Resources ETF	NASDAQ OMX US Water IndexSM
WilderHill Clean Energy ETF	WilderHill Clean Energy Index
WilderHill Progressive Energy ETF	WilderHill Progressive Energy Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

64

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in

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interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Momentum Investing Risk. DWA Momentum ETF employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Non-Diversified Fund Risk. Aerospace & Defense ETF, Golden Dragon China ETF and Water Resources ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. For each Fund (except S&P 500 BuyWrite ETF, S&P 500® Quality ETF and WilderHill Progressive Energy ETF), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Foreign Securities Risk. For CleantechTM ETF, Global Listed Private Equity ETF and Water Resources ETF, since their Underlying Indexes may include ADRs and/or global depositary receipts (“GDRs”), investing in these Funds involve risks of investing in foreign securities, in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

Risk of Investing in Listed Private Equity Companies. For Global Listed Private Equity ETF, there are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”), and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

S&P 500 BuyWrite ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Option Contracts Written

S&P 500 BuyWrite ETF engaged in certain strategies involving options to manage or minimize the risk of its investments or for investment purposes. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. When the Fund writes (sells) call options, the amount of the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently “marked-to-market” to reflect the current value of the option written. The difference between the premium received and the current value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation (depreciation) is reported in the Statements of Operations. If a written call option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The primary risk in writing a call option is market risk. The Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised but will continue to bear the risk of loss should the price of the underlying security decline. There is also a risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the S&P 500 BuyWrite ETF will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. If trading of options is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

J. Swap Agreements

Global Listed Private Equity ETF may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

K. Securities Lending

During the fiscal year ended April 30, 2018, CleantechTM ETF, DWA Momentum ETF, Global Listed Private Equity ETF, Golden Dragon China ETF, Water Resources ETF, WilderHill Clean Energy ETF and WilderHill Progressive Energy ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

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Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for S&P 500 BuyWrite ETF and S&P 500® Quality ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, S&P 500 BuyWrite ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.75% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of S&P 500 BuyWrite ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except S&P 500 BuyWrite ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for S&P 500® Quality ETF and S&P 500 BuyWrite ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2019. The Expense Cap (including sub-licensing fees) for S&P 500® Quality ETF is 0.29% of the Fund’s average daily net assets per year through at least August 31, 2019. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2019. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense ETF, CleantechTM ETF, DWA Momentum ETF, Global Listed Private Equity ETF, Golden Dragon China ETF and Water Resources ETF.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2018, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense ETF	$961
CleantechTM ETF	78
DWA Momentum ETF	1,928
Global Listed Private Equity ETF	53,828
Golden Dragon China ETF	663
S&P 500 BuyWrite ETF	968
S&P 500® Quality ETF	1,064,173
Water Resources ETF	1,137
WilderHill Clean Energy ETF	70,304
WilderHill Progressive Energy ETF	79,134

Except for S&P 500 BuyWrite ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2018 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	04/30/19	04/30/20	04/30/21
CleantechTM ETF	$82,432	$42,340	$40,092	$—
Golden Dragon China ETF	14,486	—	14,486	—
S&P 500® Quality ETF	2,505,337	523,569	919,351	1,062,417
WilderHill Clean Energy ETF	189,501	62,834	56,660	70,007
WilderHill Progressive Energy ETF	220,689	71,809	69,841	79,039

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense ETF	SPADE Indexes
CleantechTM ETF	Cleantech Indices LLC
DWA Momentum ETF	Dorsey Wright & Associates, LLC
Global Listed Private Equity ETF	Red Rocks Capital, LLC
Golden Dragon China ETF	Nasdaq, Inc.
S&P 500 BuyWrite ETF	S&P Dow Jones Indices LLC
S&P 500® Quality ETF	S&P Dow Jones Indices LLC
Water Resources ETF	Nasdaq, Inc.
WilderHill Clean Energy ETF	WilderHill
WilderHill Progressive Energy ETF	Progressive Energy Index LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for S&P 500 BuyWrite ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2018.

S&P 500 BuyWrite ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$216,218	$55,160	$(97,184)	$(19,386)	$2,036	$156,844	$7,086

S&P 500® Quality ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$—	$5,231,954	$(979,411)	$(712,040)	$12,899	$3,553,402	$103,014

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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Except for the Funds listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value on options held in S&P 500 BuyWrite ETF was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended April 30, 2018, there were transfers from Level 1 to Level 2, due to foreign fair value adjustments, in the following amounts:

CleantechTM ETF	$62,229,045
Global Listed Private Equity ETF	96,083,756

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Invesco CleantechTM ETF
Investments in Securities
Aerospace & Defense	$4,407,227	$—	$—	$4,407,227
Auto Components	4,651,551	—	—	4,651,551
Building Products	4,764,764	5,151,318	—	9,916,082
Chemicals	1,688,489	10,190,663	—	11,879,152
Commercial Services & Supplies	—	3,435,334	—	3,435,334
Communications Equipment	1,220,155	—	—	1,220,155
Construction & Engineering	1,281,350	—	—	1,281,350
Electrical Equipment	9,174,321	22,025,929	—	31,200,250
Electronic Equipment, Instruments & Components	11,604,531	3,608,893	—	15,213,424
Independent Power & Renewable Electricity Producers	4,759,620	—	—	4,759,620
Industrial Conglomerates	6,784,093	4,902,428	—	11,686,521
Life Sciences Tools & Services	—	4,400,379	—	4,400,379
Machinery	16,014,207	—	—	16,014,207
Mortgage REITs	1,735,856	—	—	1,735,856
Professional Services	2,182,665	9,653,072	—	11,835,737
Semiconductors & Semiconductor Equipment	13,275,229	3,754,672	—	17,029,901
Software	9,698,996	—	—	9,698,996
Money Market Fund	2,445,559	—	—	2,445,559

Total Investments	$95,688,613	$67,122,688	$—	$162,811,301

Invesco Global Listed Private Equity ETF
Investments in Securities
Capital Markets	$63,859,121	$46,747,729	$—	$110,606,850
Diversified Financial Services	24,836,434	23,201,981	—	48,038,415
Electrical Equipment	—	8,632,199	—	8,632,199
Food Products	—	3,051,012	—	3,051,012
Industrial Conglomerates	—	11,652,762	—	11,652,762
Internet Software & Services	11,106,914	4,504,321	—	15,611,235
Wireless Telecommunication Services	—	15,482,014	—	15,482,014
Money Market Funds	44,093,878	—	—	44,093,878

Total Investments in Securities	143,896,347	113,272,018	—	257,168,365

Other Investments—Assets*
Swap Agreements	—	88,079	—	88,079

Other Investments—Liabilities*
Swap Agreements	—	(181,199)	—	(181,199)

Total Other Investments	—	(93,120)	—	(93,120)

Total Investments	$143,896,347	$113,178,898	$—	$257,075,245

Invesco Golden Dragon China ETF
Investments in Securities
Common Stocks and Other Equity Interests	$270,952,666	$—	$0	$270,952,666
Money Market Funds	22,497,075	—	—	22,497,075

Total Investments	$293,449,741	$—	$0	$293,449,741

*	Unrealized appreciation (depreciation).

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Note 6. Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Fiscal Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements—OTC	$88,079	$—

Derivatives not subject to master netting agreements	—	—

Total Derivative Assets subject to master netting agreements	$88,079	$—

Derivative Liabilities	Equity Risk
Options written, at value—Exchange-Traded	$—	$(1,779,400)

Unrealized depreciation on swap agreements—OTC	(181,199)	—

Total Derivative Liabilities	(181,199)	(1,779,400)

Derivatives not subject to master netting agreements	—	1,779,400

Total Derivative Liabilities subject to master netting agreements	$(181,199)	$—

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018:

Global Listed Private Equity ETF

	Financial Derivative Assets	Financial Derivative Liabilities	Net value of derivatives	Collateral (Received)/Pledged		Net amount
Counterparty	Swap agreements	Swap agreements		Non-Cash	Cash
Citibank, N.A.	$88,079	$(179,530)	$(91,451)	$—	$—	$(91,451)
Morgan Stanley Capital Services LLC	—	(1,669)	(1,669)	—	—	(1,669)

Total	$88,079	$(181,199)	$(93,120)	$—	$—	$(93,120)

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2018

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the year:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
	Equity Risk
Realized Gain (Loss):
Options written	$—	$(23,644,518)
Swap agreements	3,625,410	—
Change in Net Unrealized Appreciation (Depreciation):
Options written	—	3,764,799
Swap agreements	(1,281,571)	—

Total	$2,343,839	$(19,879,719)

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The table below summarizes the average notional value of options written outstanding and swap agreements during the period.

	Average Notional Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Options written	$—	$324,273,917
Swap agreements	28,381,223	—

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2018 and 2017:

	2018			2017
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Aerospace & Defense ETF	$5,890,874	$—	$—	$5,934,618	$—	$—
CleantechTM ETF	1,006,758	—	—	820,687	—	—
DWA Momentum ETF	3,926,777	—	231,609	11,481,353	—	—
Global Listed Private Equity ETF	30,958,567	—	1,046,678	11,056,794	—	—
Golden Dragon China ETF	4,673,478	—	—	2,659,581	—	—
S&P 500 BuyWrite ETF	33,621,824	2,010,505	—	6,764,870	—	—
S&P 500® Quality ETF	26,665,792	—	—	21,152,308	—	—
Water Resources ETF	3,090,361	—	—	3,714,832	—	—
WilderHill Clean Energy ETF	1,382,506	—	—	1,849,749	—	—
WilderHill Progressive Energy ETF	140,441	—	—	151,173	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense ETF	$791,974	$—	$(32,035)	$192,774,451	$—	$(12,096,505)	$—	$825,270,738	$1,006,708,623
CleantechTM ETF	615,394	—	(26,162)	38,173,076	1,037	(42,197,018)	—	163,490,567	160,056,894
DWA Momentum ETF	—	—	(76,463)	294,332,868	—	(324,352,619)	—	1,552,005,276	1,521,909,062
Global Listed Private Equity ETF	—	—	(53,630)	8,976,231	(22,146)	(66,832,008)	(842,826)	303,826,164	245,051,785
Golden Dragon China ETF	—	—	(42,439)	34,624,529		(214,096,595)	(284,802)	451,007,521	271,208,214
S&P 500 BuyWrite ETF	1,809,432	1,751,654	—	—	—	—	—	298,734,873	302,295,959
S&P 500® Quality ETF	2,466,055	—	(40,426)	75,580,559		(53,071,581)	—	1,302,222,884	1,327,157,491
Water Resources ETF	823,915	—	(106,519)	187,927,639		(311,874,499)	—	944,777,374	821,547,910
WilderHill Clean Energy ETF	459,927	—	(55,346)	4,823,085		(677,378,244)	—	788,413,258	116,262,680
WilderHill Progressive Energy ETF	29,534	—	(21,782)	598,687		(23,321,388)	—	39,945,028	17,230,079

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2018:

		Post-effective/ no expiration
	2019	Short-Term	Long-Term	Total*	Expired
Aerospace & Defense ETF	$9,464,875	$—	$2,631,630	$12,096,505	$6,428,813
CleantechTM ETF	12,098,616	1,311,920	28,786,482	42,197,018	25,186,026
DWA Momentum ETF	10,496,532	313,856,087	—	324,352,619	60,219,842
Global Listed Private Equity ETF	—	18,499,982	48,332,026	66,832,008	47,149,399
Golden Dragon China ETF	35,483,714	20,070,668	158,542,213	214,096,595	74,072,167
S&P 500 BuyWrite ETF	—	—	—	—	—
S&P 500® Quality ETF	$9,869,908	$33,998,239	$9,203,434	$53,071,581	$42,466,537
Water Resources ETF	33,978,301	154,295,967	123,600,231	311,874,499	265,948,030
WilderHill Clean Energy ETF	241,008,862	85,334,635	351,034,747	677,378,244	460,657,845
WilderHill Progressive Energy ETF	2,282,887	6,329,934	14,708,567	23,321,388	12,433,887

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended April 30, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Aerospace & Defense ETF	$62,560,641	$59,623,693
Cleantech™ ETF	22,583,792	22,123,847
DWA Momentum ETF	1,036,020,606	1,035,738,055
Global Listed Private Equity ETF	109,641,189	126,986,822
Golden Dragon China ETF	57,541,985	59,844,114
S&P 500 BuyWrite ETF	51,077,131	105,899,941
S&P 500® Quality ETF	787,983,062	788,772,489
Water Resources ETF	193,091,526	193,905,159
WilderHill Clean Energy ETF	47,029,550	46,236,188
WilderHill Progressive Energy ETF	5,634,369	5,335,058

For the fiscal year ended April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense ETF	$357,077,137	$76,673,127
Cleantech™ ETF	57,525,827	4,467,789
DWA Momentum ETF	775,380,990	870,850,469
Global Listed Private Equity ETF	47,469,761	84,722,923
Golden Dragon China ETF	120,190,955	47,169,041
S&P 500 BuyWrite ETF	71,819,404	82,205,040
S&P 500® Quality ETF	851,596,665	833,201,090
Water Resources ETF	130,874,002	205,908,078
WilderHill Clean Energy ETF	40,395,436	43,898,429
WilderHill Progressive Energy ETF	2,596,237	9,334,420

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At April 30, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Aerospace & Defense ETF	$201,743,704	$(8,969,253)	$192,774,451	$814,222,410
CleantechTM ETF	40,858,357	(2,685,281)	38,173,076	124,638,225
DWA Momentum ETF	304,355,467	(10,022,599)	294,332,868	1,271,165,344
Global Listed Private Equity ETF	30,896,756	(21,920,525)	8,976,231	248,099,014
Golden Dragon China ETF	53,634,640	(19,010,111)	34,624,529	258,825,212
S&P 500 BuyWrite ETF	—	—	—	302,303,690
S&P 500® Quality ETF	177,484,979	(101,904,420)	75,580,559	1,251,539,138
Water Resources ETF	$189,861,880	$(1,934,241)	$187,927,639	$658,460,857
WilderHill Clean Energy ETF	15,776,004	(10,952,919)	4,823,085	139,209,129
WilderHill Progressive Energy ETF	3,014,888	(2,416,201)	598,687	18,178,111

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense ETF	$—	$(25,811,158)	$25,811,158
CleantechTM ETF	25,344	23,259,404	(23,284,748)
DWA Momentum ETF	—	(108,213,502)	108,213,502
Global Listed Private Equity ETF	11,126,263	21,995,736	(33,121,999)
Golden Dragon China ETF	643,953	51,225,954	(51,869,907)
S&P 500 BuyWrite ETF	12,116,607	(12,116,607)	—
S&P 500® Quality ETF	—	(100,892,291)	100,892,291
Water Resources ETF	—	180,395,201	(180,395,201)
WilderHill Clean Energy ETF	523,922	444,563,287	(445,087,209)
WilderHill Progressive Energy ETF	—	9,340,830	(9,340,830)

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for S&P 500 BuyWrite ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

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To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 13. Reverse Stock Split

On September 28, 2017, the Board of Trustees approved a one-for-five reverse stock split for WilderHill Clean Energy ETF. The effect of the reverse stock split was to decrease the number of shares outstanding of that Fund, whereby every five outstanding shares of the Fund as of the close of business on October 20, 2017 automatically converted to one share as of the opening of business on October 23, 2017. The transaction did not change the net assets of the Fund or the value of any shareholder’s investment in the Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Aerospace & Defense ETF, Invesco Cleantech™ ETF, Invesco DWA Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF and Invesco WilderHill Progressive Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Aerospace & Defense ETF (formerly known as PowerShares Aerospace & Defense Portfolio), Invesco Cleantech™ ETF (formerly known as PowerShares Cleantech™ Portfolio), Invesco DWA Momentum ETF (formerly known as PowerShares DWA Momentum Portfolio), Invesco Global Listed Private Equity ETF (formerly known as PowerShares Global Listed Private Equity Portfolio), Invesco Golden Dragon China ETF (formerly known as PowerShares Golden Dragon China Portfolio), Invesco S&P 500 BuyWrite ETF (formerly known as PowerShares S&P 500 BuyWrite Portfolio), Invesco S&P 500® Quality ETF (formerly known as PowerShares S&P 500® Quality Portfolio), Invesco Water Resources ETF (formerly known as PowerShares Water Resources Portfolio), Invesco WilderHill Clean Energy ETF (formerly known as PowerShares WilderHill Clean Energy Portfolio) and Invesco WilderHill Progressive Energy ETF (formerly known as PowerShares WilderHill Progressive Energy Portfolio) (ten of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018, and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, (excluding Invesco S&P 500 BuyWrite ETF), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the Invesco S&P 500 BuyWrite ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018

In addition to the fees and expenses which the Invesco Global Listed Private Equity ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Aerospace & Defense ETF (PPA)
Actual	$1,000.00	$1,060.50	0.61%	$3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
Invesco CleantechTM ETF (PZD)
Actual	1,000.00	983.10	0.67	3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.47	0.67	3.36
Invesco DWA Momentum ETF (PDP)
Actual	1,000.00	1,037.60	0.63	3.18
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

79

Fees and Expenses (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Global Listed Private Equity ETF (PSP)
Actual	$1,000.00	$1,007.00	0.61%	$3.04
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
Invesco Golden Dragon China ETF (PGJ)
Actual	1,000.00	1,081.10	0.70	3.61
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
Invesco S&P 500 BuyWrite ETF (PBP)
Actual	1,000.00	1,015.60	0.75	3.75
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76
Invesco S&P 500® High Quality ETF (SPHQ)
Actual	1,000.00	1,022.00	0.29	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.36	0.29	1.45
Invesco Water Resources ETF (PHO)
Actual	1,000.00	1,029.20	0.62	3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
Invesco WilderHill Clean Energy ETF (PBW)
Actual	1,000.00	1,004.60	0.70	3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
Invesco WilderHill Progressive Energy ETF (PUW)
Actual	1,000.00	930.40	0.70	3.35
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

80

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
Invesco Aerospace & Defense ETF	100%	100%	$—
Invesco CleantechTM ETF	100%	27%	—
Invesco DWA Momentum ETF	100%	100%	—
Invesco Global Listed Private Equity ETF	45%	10%	—
Invesco Golden Dragon China ETF	52%	0%	—
Invesco S&P 500 BuyWrite ETF	0%	0%	2,010,505
Invesco S&P 500® Quality ETF	100%	100%	—
Invesco Water Resources ETF	100%	100%	—
Invesco WilderHill Clean Energy ETF	29%	15%	—
Invesco WilderHill Progressive Energy ETF	100%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

81

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

82

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

83

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

84

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008– Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012- Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

85

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

86

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

87

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

88

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.18% for PowerShares Dynamic Retail Portfolio);

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps, as defined below, were -0.37%, -0.21% and -0.01%, respectively, for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2019, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

89

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X

90

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio	X		X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

91

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X

92

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio	X	X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio		X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

93

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares S&P 500 BuyWrite Portfolio and its underlying index. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

94

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

95

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-4	invesco.com/us

Invesco Annual Report to Shareholders

April 30, 2018

PKW	Invesco BuyBack AchieversTM ETF
PFM	Invesco Dividend AchieversTM ETF
PGF	Invesco Financial Preferred ETF
PEY	Invesco High Yield Equity Dividend AchieversTM ETF
PID	Invesco International Dividend AchieversTM ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

[1]	Source: U.S. Treasury
[2]	Source: U.S. Federal Reserve

International Equity

Global equity markets delivered positive returns over the fiscal year ended April 30, 2018. That positive performance was despite significant turbulence in late January and early February 2018, during which time stocks were whipsawed—first by concerns about accelerated U.S. Federal Reserve (the “Fed”) tightening and then by fears of a brewing trade war. The fiscal year saw continued global economic growth despite rising risks from geopolitics and tighter monetary policy. In Europe, economic growth remained positive, with improving employment, industrial production and consumption trends in many countries. The political environment in Germany improved, with Chancellor Angela Merkel finally securing a coalition government in order to continue her leadership. French President Emmanuel Macron continued his efforts at labor reform, boosting business confidence and business spending. The European Central Bank remained supportive of European equities, maintaining a dovish tone throughout the fiscal year.

Economic growth in emerging markets remained strong during the fiscal year. While industrial production in emerging markets improved after weakness in the fourth quarter of 2017, consumer spending moderated. Latin America produced mixed results, while India continued its economic reforms. Chinese growth appeared to stabilize. President Xi Jinping was able to consolidate power in early 2018, with China abolishing term limits. At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but non-U.S. equity markets were trading at a material discount to those of the U.S. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-U.S. developed markets.

3

PKW	Manager’s Analysis
Invesco BuyBack Achievers™ ETF (PKW)

As an index fund, the Invesco BuyBack Achievers™ ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ US BuyBack Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 10.02%. On a net asset value (“NAV”) basis, the Fund returned 9.95%. During the same time period, the Index returned 10.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization and does not have a buyback methodology.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation in the information technology sector.

For the fiscal year ended April 30, 2018, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors. The consumer staples sector detracted most significantly from the Fund’s return, followed by the real estate and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Boeing Co. (The), an industrials company (no longer held at fiscal year-end) and McDonald’s Corp., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (no longer held at fiscal year-end) and Charter Communications, Inc., Class A, a consumer discretionary company (portfolio average weight of 3.16%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	29.4
Consumer Discretionary	28.3
Health Care	12.7
Consumer Staples	11.5
Information Technology	8.0
Industrials	5.0
Energy	2.1
Real Estate	1.6
Materials	1.4
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Citigroup, Inc.	5.1
American Express Co.	5.0
Walt Disney Co. (The)	5.0
Goldman Sachs Group, Inc. (The)	4.7
Procter & Gamble Co. (The)	4.6
CVS Health Corp.	4.2
Walgreens Boots Alliance, Inc.	3.9
Charter Communications, Inc., Class A	3.8
General Motors Co.	3.0
American International Group, Inc.	3.0
Total	42.3

*	Excluding money market fund holdings.

4

Invesco BuyBack AchieversTM ETF (PKW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ US BuyBack AchieversTM Index	10.63%	7.19%	23.16%	12.37%	79.20%	11.55%	198.28%	9.32%	175.19%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	7.88	136.83
Fund
NAV Return	9.95	6.52	20.86	11.66	73.55	10.80	178.96	8.56	154.08
Market Price Return	10.02	6.54	20.92	11.66	73.56	10.81	179.18	8.54	153.78

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PFM	Manager’s Analysis
Invesco Dividend Achievers™ ETF (PFM)

As an index fund, the Invesco Dividend Achievers™ ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ US Broad Dividend Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stock in the Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend AchieversTM,” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten or more calendar or fiscal years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 7.37%. On a net asset value (“NAV”) basis, the Fund returned 7.42%. During the same time period, the Index returned 8.02%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the security lending program in which the Fund participates.

During this same time period, the Russell 3000® Value Index (the “Benchmark Index”) returned 7.42%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the value segment of the U.S. equity universe.

The performance of the Fund may differ from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on dividend-paying stocks, whereas the Benchmark Index selects and weights stocks based on market capitalization and focuses on stocks of companies with lower price-to-book and lower forecasted growth values.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2018.

For the fiscal year ended April 30, 2018, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The consumer staples sector detracted most significantly to the fund’s return followed by real estate and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Microsoft Corp., an information technology company (portfolio average weight of 4.16%) and Walmart, Inc., a consumer staples company (portfolio average weight of 3.57%). Positions that detracted most significantly from the Fund’s return during this period included AT&T, Inc., a telecommunication services company (portfolio average weight of 3.13%) and Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 3.05%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Consumer Staples	18.9
Industrials	17.3
Information Technology	11.8
Health Care	10.8
Energy	10.7
Consumer Discretionary	7.5
Utilities	6.5
Financials	6.0
Telecommunication Services	5.6
Materials	3.3
Real Estate	1.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Exxon Mobil Corp.	4.2
Microsoft Corp.	4.1
Johnson & Johnson	4.0
Walmart, Inc.	3.6
Chevron Corp.	3.3
Verizon Communications, Inc.	2.8
AT&T, Inc.	2.7
Coca-Cola Co. (The)	2.5
Procter & Gamble Co. (The)	2.5
PepsiCo, Inc.	2.0
Total	31.7

*	Excluding money market fund holdings.

6

Invesco Dividend AchieversTM ETF (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ US Broad Dividend AchieversTM Index	8.02%	8.60%	28.08%	9.51%	57.48%	7.54%	106.86%	7.22%	140.98%
Russell 3000® Value Index	7.42	7.78	25.19	10.50	64.76	7.39	104.00	7.18	140.12
Fund
NAV Return	7.42	8.01	26.00	8.90	53.18	6.93	95.44	6.58	123.46
Market Price Return	7.37	8.07	26.22	8.93	53.38	6.94	95.60	6.58	123.62

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

PGF	Manager’s Analysis
Invesco Financial Preferred ETF (PGF)

As an index fund, the Invesco Financial Preferred ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Wells Fargo® Hybrid and Preferred Securities Financial Index (the “Index”). The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Index. The Index is a market capitalization weighted index designed to track the performance of preferred securities and securities that Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) believes are functionally equivalent to preferred securities, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain capital securities. All securities in the Index are traded in the U.S. market and issued by financial institutions. The Index is composed of preferred and equivalent securities with either fixed or floating rate dividends or coupons, issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes securities in the Index pursuant to a proprietary selection methodology.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt.

The Index may include fixed or variable rate securities, meaning that dividends and coupons (as applicable) may be paid either on a fixed rate or a variable rate percentage of the fixed par value at which the preferred stock or other securities are issued. Variable rate preferred securities are securities that pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 2.37%. On a net asset value (“NAV”) basis, the Fund returned 2.43%. During the same time period, the Index returned 3.07%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 1.27%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. preferred stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a methodology that focuses on financial sector preferred securities, whereas the Benchmark Index includes preferred stocks from across the U.S. preferred stock market, including convertible preferred stocks.

Relative to the Benchmark Index, the majority of the Fund’s outperformance during the period can be primarily attributed to under-performing non-financial sector preferred securities that were included in the Benchmark Index but not held by the Fund.

For the fiscal year ended April 30, 2018, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and consumer finance industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom), a banks company (portfolio average weight of 7.16%), and Barclays Bank PLC, 8.13%, Series 5 (United Kingdom), a banks company (portfolio average weight of 3.29%). Positions that detracted most significantly from the Fund’s return during this period included PNC Financial Services Group, Inc. (The), 6.13%, Series P, a banks company (portfolio average weight of 2.85%), and Wells Fargo & Co., 6.63%, a banks company (portfolio average weight of 0.59%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Banks	69.8
Capital Markets	15.7
Insurance	9.6
Consumer Finance	4.7
Thrifts & Mortgage Finance	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.6)

8

Invesco Financial Preferred ETF (PGF) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
HSBC Holdings PLC, 8.00%, Series 2	7.4
Barclays Bank PLC, 8.13%, Series 5	3.4
Wells Fargo & Co., 8.00%, Series J	3.2
BB&T Corp., 5.63%, Series E	3.0
PNC Financial Services Group, Inc. (The), 6.13%, Series P	2.9
Wells Fargo & Co., 5.85%, Series Q	2.4
JPMorgan Chase & Co., 6.15%, Series BB	2.4
ING Groep NV, 6.38%	2.3
HSBC Holdings PLC, 8.13%	2.2
JPMorgan Chase & Co., 6.13%, Series Y	2.2
Total	31.4

*	Excluding money market fund holdings.

9

Invesco Financial Preferred ETF (PGF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Financial Index	3.07%	5.82%	18.51%	5.81%	32.66%	6.32%	84.54%	5.05%	75.52%
S&P U.S. Preferred Stock Index	1.27	4.05	12.66	4.81	26.48	5.60	72.50	4.73	69.51
Fund
NAV Return	2.43	5.47	17.34	5.54	30.93	5.66	73.36	4.21	60.02
Market Price Return	2.37	5.43	17.19	5.49	30.65	5.60	72.47	4.13	58.71

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

10

PEY	Manager’s Analysis
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

As an index fund, the Invesco High Yield Equity Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. To qualify for inclusion in the Index, an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 4.42%. On a net asset value (“NAV”) basis, the Fund returned 4.48%. During the same time period, the Index returned 4.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the security lending program in which the Fund participates.

During this same time period, the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”) returned 9.09%. The Benchmark Index is an unmanaged index weighted by indicated dividend yield based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. dividend-paying equity securities market.

The performance of the Fund differed from the Benchmark Index in part because the selection methodology of the Benchmark Index differs from the selection methodology of the Index that the Fund tracks.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the electric utilities industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection within the electric utilities industry and oil gas & consumable fuels industry.

For the fiscal year ended April 30, 2018, the oil gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the semiconductors and semiconductor equipment industry and energy equipment & services industries, respectively.

The health care providers & services industry detracted most significantly from the Fund’s return, followed by the tobacco industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included T. Rowe Price Group, Inc., a capital markets company (no longer held at fiscal year-end) and Helmerich & Payne, Inc., an energy equipment & services company (portfolio average weight of 2.88%). Positions that detracted most significantly from the Fund’s return during this period included Owens & Minor, Inc., a health care providers & services company (portfolio average weight of 2.04%) and SCANA Corp., a multi-utilities company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Electric Utilities	11.8
Multi-Utilities	11.0
Oil, Gas & Consumable Fuels	9.5
Insurance	9.5
Tobacco	7.6
Food Products	5.1
Diversified Telecommunication Services	4.9
Banks	4.8
Health Care Providers & Services	4.6
Gas Utilities	4.4
Household Products	3.2
Beverages	3.0
Metals & Mining	2.6
Energy Equipment & Services	2.3
IT Services	1.8
Containers & Packaging	1.7
Media	1.6
Hotels, Restaurants & Leisure	1.6
Capital Markets	1.6
Multi-line Retail	1.6
Household Durables	1.5
Distributors	1.4
Specialty Retail	1.4
Semiconductors & Semiconductor Equipment	1.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

11

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Vector Group Ltd.	3.7
Owens & Minor, Inc.	3.1
AmTrust Financial Services, Inc.	3.0
Southern Co. (The)	2.8
Occidental Petroleum Corp.	2.7
Mercury General Corp.	2.7
PPL Corp.	2.7
Compass Minerals International, Inc.	2.6
ONEOK, Inc.	2.6
Verizon Communications, Inc.	2.5
Total	28.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
NASDAQ US Dividend Achievers™ 50 Index	4.98%	12.87%	43.79%	14.23%	94.47%	9.08%	138.56%	5.71%	110.25%
Dow Jones U.S. Select Dividend Index	9.09	11.14	37.27	12.01	76.31	9.42	145.99	7.98	179.57
Fund
NAV Return	4.48	12.30	41.62	13.65	89.64	8.50	126.14	5.23	97.98
Market Price Return	4.42	12.30	41.62	13.67	89.80	8.50	126.10	5.24	98.10

12

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PID	Manager’s Analysis
Invesco International Dividend Achievers™ ETF (PID)

As an index fund, the Invesco International Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ International Dividend Achievers™ Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in dividend-paying common stocks and other securities that comprise the Index. The Index is composed of Global Depositary Receipts (“GDRs”) and American Depository Receipts (“ADRs”) that are listed on the London Stock Exchange or the London International Exchange, in addition to ADRs and non-U.S. common or ordinary stocks traded on the New York Stock Exchange, The NASDAQ Stock Market LLC or NYSE Arca, Inc.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes stock in the Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 9.50%. On a net asset value (“NAV”) basis, the Fund returned 9.57%. During the same time period, the Index returned 9.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index also was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall international developed equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a dividend yield weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the consumer discretionary and real estate sectors.

For the fiscal year ended April 30, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the energy and telecommunication services sectors, respectively. The health care sector was the only sector which detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included LUKOIL PJSC ADR, an energy company (portfolio average weight of 2.78%) and Mobile TeleSystems PJSC ADR, a telecommunications services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Teva Pharmaceutical Industries Ltd. ADR, a health care company (no longer held at fiscal year-end) and Enbridge, Inc., an energy company (portfolio average weight 2.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Energy	17.5
Financials	17.4
Telecommunication Services	12.9
Industrials	11.7
Utilities	10.6
Information Technology	7.9
Materials	5.9
Consumer Staples	5.8
Health Care	5.6
Consumer Discretionary	4.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Novolipetsk Steel PJSC GDR	3.9
Vodafone Group PLC ADR	3.5
BT Group PLC ADR	3.5
National Grid PLC ADR	3.4
Enbridge, Inc.	3.1
Grupo Aeroportuario del Pacifico SAB de CV ADR	2.9
LUKOIL PJSC ADR	2.8
Pembina Pipeline Corp.	2.7
BCE, Inc.	2.7
HON HAI Precision Industry Co. Ltd. GDR	2.6
Total	31.1

*	Excluding money market fund holdings.

14

Invesco International Dividend AchieversTM ETF (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended-NASDAQ International Dividend Achievers™ Index (Net)†,††	9.85%	(0.90)%	(2.67)%	2.19%	11.42%	1.83%	19.90%	4.39%	72.02%
MSCI EAFE® Index (Net)††	14.51	4.94	15.57	5.90	33.17	2.43	27.10	4.82	81.27
Fund
NAV Return	9.57	(1.08)	(3.21)	1.91	9.90	1.31	13.88	3.81	60.35
Market Price Return	9.50	(1.12)	(3.32)	1.84	9.56	1.32	13.96	3.81	60.22

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-NASDAQ International Dividend AchieversTM Index (Net) is comprised of gross total returns of the Index from Fund inception through the conversion date, March 9, 2015, and net returns of the Index starting at the conversion date through April 30, 2018.

††	Reflects reinvested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

15

Schedule of Investments(a)

Invesco BuyBack AchieversTM ETF (PKW)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—28.3%
38,238	AMC Networks, Inc., Class A(b)	$1,988,376
5,541	America’s Car-Mart, Inc.(b)	295,335
16,132	Asbury Automotive Group, Inc.(b)	1,081,651
70,711	AutoNation, Inc.(b)	3,266,141
110,364	Bed Bath & Beyond, Inc.	1,926,956
219,543	Best Buy Co., Inc.	16,801,626
32,569	Big Lots, Inc.	1,382,554
15,986	BJ’s Restaurants, Inc.	892,818
72,167	Bloomin’ Brands, Inc.	1,707,471
22,610	Bridgepoint Education, Inc., Class A(b)	132,042
35,869	Brinker International, Inc.(c)	1,563,530
18,039	Cato Corp. (The), Class A	292,412
268,026	CBS Corp., Class B	13,186,879
184,656	Charter Communications, Inc., Class A(b)	50,095,326
10,587	Churchill Downs, Inc.	2,907,190
10,648	Citi Trends, Inc.	326,148
53,989	Crocs, Inc.(b)	853,026
16,440	Del Frisco’s Restaurant Group, Inc.(b)	261,396
50,586	Denny’s Corp.(b)	885,761
18,968	Dillard’s, Inc., Class A(c)	1,414,064
33,447	Domino’s Pizza, Inc.	8,085,143
91,723	Foot Locker, Inc.	3,951,427
1,087,584	General Motors Co.	39,957,836
186,745	Goodyear Tire & Rubber Co. (The)	4,689,167
14,793	Hibbett Sports, Inc.(b)(c)	402,370
36,996	Hyatt Hotels Corp., Class A	2,843,883
96,123	ILG, Inc.	3,280,678
22,814	Jack in the Box, Inc.	2,046,416
18,569	Lithia Motors, Inc., Class A	1,780,024
277,152	Marriott International, Inc., Class A	37,881,135
117,846	Michael Kors Holdings Ltd.(b)	8,063,023
140,451	Michaels Cos., Inc. (The)(b)	2,615,198
26,031	Murphy USA, Inc.(b)	1,628,760
64,687	O’Reilly Automotive, Inc.(b)	16,564,400
25,018	Papa John’s International, Inc.(c)	1,551,116
222,227	PulteGroup, Inc.	6,746,812
16,512	RH(b)(c)	1,576,070
98,425	Sally Beauty Holdings, Inc.(b)	1,701,768
13,138	Shoe Carnival, Inc.	320,173
45,821	Signet Jewelers Ltd.	1,781,521
65,760	Six Flags Entertainment Corp.	4,158,662
29,037	Sleep Number Corp.(b)	822,909
28,853	Sonic Corp.(c)	747,581
13,509	Sturm Ruger & Co., Inc.(c)	746,372
41,987	Tempur Sealy International, Inc.(b)(c)	1,878,918
39,974	Tenneco, Inc.	1,786,438
117,898	Toll Brothers, Inc.	4,970,580
27,569	TopBuild Corp.(b)	2,197,249
116,573	TRI Pointe Group, Inc.(b)	1,994,564
26,042	tronc, Inc.(b)	478,131
83,884	Urban Outfitters, Inc.(b)	3,378,009
24,102	Visteon Corp.(b)	2,999,253
652,490	Walt Disney Co. (The)	65,464,322
2,966	Winmark Corp.	386,470
77,441	Wyndham Worldwide Corp.	8,844,537
258,215	Yum! Brands, Inc.	22,490,527

		372,072,144

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples—11.5%
6,709	Boston Beer Co., Inc. (The), Class A(b)	$1,503,822
305,589	Conagra Brands, Inc.	11,328,184
67,896	Herbalife Nutrition Ltd.(b)	7,178,644
672,478	Kroger Co. (The)	16,939,721
826,641	Procter & Gamble Co. (The)	59,799,210
103,116	Sprouts Farmers Market, Inc.(b)	2,580,994
770,083	Walgreens Boots Alliance, Inc.	51,172,015

		150,502,590

	Energy—2.1%
368,390	Marathon Petroleum Corp.	27,596,095

	Financials—29.4%
336,576	Ally Financial, Inc.	8,784,634
667,949	American Express Co.	65,959,964
701,279	American International Group, Inc.	39,271,624
113,449	Ameriprise Financial, Inc.	15,906,684
40,802	Assurant, Inc.	3,787,242
89,279	Assured Guaranty Ltd.	3,239,935
64,440	Axis Capital Holdings Ltd.	3,782,628
100,258	CIT Group, Inc.	5,308,661
970,905	Citigroup, Inc.	66,283,684
14,969	Credit Acceptance Corp.(b)(c)	4,952,344
274,551	Discover Financial Services	19,561,759
10,115	Federated National Holding Co.	170,943
533,479	Fifth Third Bancorp	17,695,498
34,930	Gain Capital Holdings, Inc.(c)	285,029
260,208	Goldman Sachs Group, Inc. (The)	62,015,373
20,354	Greenhill & Co., Inc.	413,186
280,278	Hartford Financial Services Group, Inc. (The)	15,090,168
18,909	Heritage Insurance Holdings, Inc.(c)	296,871
62,785	Kearny Financial Corp.	882,129
65,650	Legg Mason, Inc.	2,606,305
71,124	MBIA, Inc.(b)(c)	605,976
203,816	Navient Corp.	2,702,600
25,219	PHH Corp.(b)	267,574
871,873	Regions Financial Corp.	16,304,025
590,398	Synchrony Financial	19,583,502
133,570	Voya Financial, Inc.	6,992,389
2,909	White Mountains Insurance Group Ltd.	2,517,129

		385,267,856

	Health Care—12.7%
787,840	CVS Health Corp.	55,014,867
141,333	DaVita, Inc.(b)	8,874,299
436,060	Express Scripts Holding Co.(b)	33,009,742
273,516	HCA Healthcare, Inc.	26,186,422
161,733	Iqvia Holdings, Inc.(b)	15,487,552
160,234	McKesson Corp.	25,030,153
27,451	Medpace Holdings, Inc.(b)	1,015,412
25,751	Natus Medical, Inc.(b)	851,071
119,606	PDL BioPharma, Inc.(b)	349,250
10,315	Providence Service Corp. (The)(b)	782,702

		166,601,470

	Industrials—5.0%
107,444	Allison Transmission Holdings, Inc.	4,189,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco BuyBack AchieversTM ETF (PKW) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
367,418	American Airlines Group, Inc.	$15,773,255
63,094	Avis Budget Group, Inc.(b)	3,117,475
34,135	Babcock & Wilcox Enterprises, Inc.(b)(c)	77,828
34,653	Babcock & Wilcox Enterprises, Inc. Rts. expiring 05/03/18(b)(c)	22,122
29,231	Continental Building Products, Inc.(b)	821,391
29,411	FTI Consulting, Inc.(b)	1,717,602
143,888	HD Supply Holdings, Inc.(b)	5,569,904
310,486	IHS Markit Ltd.(b)	15,254,177
46,693	Interface, Inc.	1,027,246
51,847	NCI Building Systems, Inc.(b)	907,322
24,310	Resources Connection, Inc.	380,452
59,686	Terex Corp.	2,179,733
221,086	United Continental Holdings, Inc.(b)	14,932,148

		65,969,897

	Information Technology—8.0%
56,209	Aspen Technology, Inc.(b)	4,932,340
93,713	Avnet, Inc.	3,676,361
104,492	CDK Global, Inc.	6,817,058
659,474	Corning, Inc.	17,818,988
771,739	eBay, Inc.(b)	29,233,473
93,770	Teradata Corp.(b)	3,837,068
60,320	Ubiquiti Networks, Inc.(b)(c)	4,298,403
75,419	VeriSign, Inc.(b)(c)	8,855,699
357,685	Western Union Co. (The)	7,064,279
230,959	Worldpay, Inc., Class A(b)	18,758,490

		105,292,159

	Materials—1.4%
105,474	Celanese Corp., Series A	11,461,860
13,104	Kaiser Aluminum Corp.	1,291,268
129,306	Sealed Air Corp.	5,670,068

		18,423,196

	Real Estate—1.6%
101,578	Realogy Holdings Corp.	2,520,150
90,416	SBA Communications Corp. REIT(b)	14,487,356
348,545	Spirit Realty Capital, Inc. REIT	2,805,787
51,399	St. Joe Co. (The)(b)	886,633

		20,699,926

	Total Common Stocks & Other Equity Interests (Cost $1,333,436,434)	1,312,425,333

	Money Market Fund—0.1%
1,082,400	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $1,082,400)	1,082,400

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,334,518,834)—100.1%	1,313,507,733

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.2%
28,756,692	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $28,756,692)	$28,756,692

	Total Investments in Securities (Cost $1,363,275,526)—102.3%	1,342,264,425
	Other assets less liabilities—(2.3)%	(30,040,628)

	Net Assets—100.0%	$1,312,223,797

Investment Abbreviations:

REIT—Real Estate Investment Trust

Rts.—Rights

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments(a)

Invesco Dividend Achievers™ ETF (PFM)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—7.5%
2,777	Aaron’s, Inc.	$115,995
11,451	Best Buy Co., Inc.	876,345
2,745	Columbia Sportswear Co.	227,862
942	Cracker Barrel Old Country Store, Inc.(b)	155,044
1,580	Finish Line, Inc. (The), Class A	21,441
5,755	Genuine Parts Co.	508,282
4,860	Hasbro, Inc.	428,117
963	International Speedway Corp., Class A	39,579
1,875	John Wiley & Sons, Inc., Class A	123,656
5,180	Leggett & Platt, Inc.	210,049
32,648	Lowe’s Cos., Inc.	2,691,175
31,224	McDonald’s Corp.	5,228,147
1,551	Meredith Corp.	80,342
1,281	Monro, Inc.	71,672
51,036	NIKE, Inc., Class B	3,490,352
2,470	Polaris Industries, Inc.	258,905
14,978	Ross Stores, Inc.	1,210,971
21,301	Target Corp.	1,546,453
4,864	Tiffany & Co.	500,165
24,772	TJX Cos., Inc. (The)	2,101,904
15,540	VF Corp.	1,256,720
3,295	Williams-Sonoma, Inc.(b)	157,501

		21,300,677

	Consumer Staples—18.9%
74,692	Altria Group, Inc.	4,190,968
1,104	Andersons, Inc. (The)	36,046
21,895	Archer-Daniels-Midland Co.	993,595
10,536	Brown-Forman Corp., Class B	590,437
5,517	Bunge Ltd.	398,493
1,468	Casey’s General Stores, Inc.	141,809
9,561	Church & Dwight Co., Inc.	441,718
5,075	Clorox Co. (The)	594,790
167,537	Coca-Cola Co. (The)	7,239,274
34,446	Colgate-Palmolive Co.	2,246,913
17,271	Costco Wholesale Corp.	3,405,150
8,248	Flowers Foods, Inc.	186,487
22,292	General Mills, Inc.	975,052
20,752	Hormel Foods Corp.(b)	752,260
735	J & J Snack Foods Corp.	100,996
4,447	JM Smucker Co. (The)	507,314
13,546	Kellogg Co.	797,859
13,739	Kimberly-Clark Corp.	1,422,536
34,530	Kroger Co. (The)	869,811
1,073	Lancaster Colony Corp.	134,758
4,745	McCormick & Co., Inc.	500,171
2,069	Nu Skin Enterprises, Inc., Class A	147,209
55,772	PepsiCo, Inc.	5,629,626
99,022	Procter & Gamble Co. (The)	7,163,252
20,452	Sysco Corp.	1,279,068
1,533	Tootsie Roll Industries, Inc.(b)	43,767
985	Universal Corp.	46,344
5,302	Vector Group Ltd.	103,389
38,985	Walgreens Boots Alliance, Inc.	2,590,553
116,321	Walmart, Inc.	10,289,756

		53,819,401

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy—10.7%
5,763	Buckeye Partners LP	$239,453
75,014	Chevron Corp.	9,385,002
42,283	Energy Transfer Equity LP	668,071
45,606	Energy Transfer Partners LP	821,820
84,670	Enterprise Products Partners LP(b)	2,272,543
153,481	Exxon Mobil Corp.	11,933,148
4,264	Helmerich & Payne, Inc.	296,561
4,128	Holly Energy Partners LP(b)	120,992
8,936	Magellan Midstream Partners LP	588,257
206	NACCO Industries, Inc., Class A	7,591
29,975	Occidental Petroleum Corp.	2,315,868
16,091	ONEOK, Inc.	969,000
18,999	Spectra Energy Partners LP(b)	677,314
2,798	TC PipeLines LP(b)	98,182
632	TransMontaigne Partners LP	24,427

		30,418,229

	Financials—6.0%
1,017	1st Source Corp.	52,884
30,538	Aflac, Inc.	1,391,617
3,517	American Equity Investment Life Holding Co.	106,213
3,470	American Financial Group, Inc.	392,873
5,738	Ameriprise Financial, Inc.	804,525
7,680	AmTrust Financial Services, Inc.	98,995
3,266	Axis Capital Holdings Ltd.	191,714
1,243	BancFirst Corp.	71,037
243	Bank of Marin Bancorp	17,630
5,025	Bank of The Ozarks	235,170
2,573	BOK Financial Corp.	259,050
10,798	Brown & Brown, Inc.	294,030
18,189	Chubb Ltd.	2,467,702
6,430	Cincinnati Financial Corp.	452,286
4,181	Commerce Bancshares, Inc.	265,577
1,980	Community Bank System, Inc.	111,375
695	Community Trust Bancorp, Inc.	33,360
2,496	Cullen/Frost Bankers, Inc.	285,667
4,632	Eaton Vance Corp.	251,934
1,810	Erie Indemnity Co., Class A	211,354
1,618	Evercore, Inc., Class A	163,822
1,542	FactSet Research Systems, Inc.	291,608
21,612	Franklin Resources, Inc.	727,028
1,669	Hanover Insurance Group, Inc. (The)	191,685
15,948	Invesco Ltd.(c)	462,014
4,637	Lazard Ltd., Class A	252,346
2,163	Mercury General Corp.	98,914
11,532	Old Republic International Corp.	235,253
13,568	People’s United Financial, Inc.	248,159
2,737	Prosperity Bancshares, Inc.	196,434
1,567	RenaissanceRe Holdings Ltd. (Bermuda)	213,175
1,729	RLI Corp.	109,411
9,948	S&P Global, Inc.	1,876,193
6,167	SEI Investments Co.	389,939
1,373	Southside Bancshares, Inc.	47,822
9,582	T. Rowe Price Group, Inc.	1,090,623
591	Tompkins Financial Corp.	45,921
4,469	Torchmark Corp.	387,641
10,637	Travelers Cos., Inc. (The)	1,399,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Dividend Achievers™ ETF (PFM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,957	UMB Financial Corp.	$149,867
4,116	United Bankshares, Inc.	139,738
4,763	W.R. Berkley Corp.	355,129
1,036	Westamerica Bancorporation	57,819
343	Westwood Holdings Group, Inc.	19,887

		17,145,250

	Health Care—10.8%
68,631	Abbott Laboratories	3,989,520
8,608	AmerisourceBergen Corp.	779,713
76	Atrion Corp.	47,280
10,436	Becton, Dickinson and Co.	2,419,795
12,325	Cardinal Health, Inc.	790,895
39,911	CVS Health Corp.	2,786,985
2,016	Ensign Group, Inc. (The)	56,186
89,507	Johnson & Johnson	11,321,740
8,082	McKesson Corp.	1,262,489
53,191	Medtronic PLC	4,262,195
592	National Healthcare Corp.	36,278
2,406	Owens & Minor, Inc.	39,098
5,523	Perrigo Co. PLC	431,567
14,680	Stryker Corp.	2,487,086
2,897	West Pharmaceutical Services, Inc.	255,544

		30,966,371

	Industrials—17.3%
23,394	3M Co.	4,547,560
5,704	A.O. Smith Corp.	349,940
2,690	ABM Industries, Inc.	83,740
1,893	Brady Corp., Class A	68,905
5,479	C.H. Robinson Worldwide, Inc.	504,232
2,418	Carlisle Cos., Inc.	260,491
23,499	Caterpillar, Inc.	3,392,316
4,179	Cintas Corp.	711,684
34,761	CSX Corp.	2,064,456
6,488	Cummins, Inc.	1,037,172
5,085	Donaldson Co., Inc.	225,062
6,050	Dover Corp.	560,835
1,455	Dun & Bradstreet Corp. (The)	167,776
24,876	Emerson Electric Co.	1,652,015
6,912	Expeditors International of Washington, Inc.	441,400
11,271	Fastenal Co.	563,437
10,502	FedEx Corp.	2,596,094
1,828	Franklin Electric Co., Inc.	74,948
11,638	General Dynamics Corp.	2,342,846
1,017	Gorman-Rupp Co. (The)	32,015
6,643	Graco, Inc.	292,226
4,649	Harris Corp.	727,197
2,884	Healthcare Services Group, Inc.	111,409
1,658	HEICO Corp.	145,655
2,147	Hubbell, Inc.	222,987
13,387	Illinois Tool Works, Inc.	1,901,222
3,459	ITT, Inc.	169,110
4,302	J.B. Hunt Transport Services, Inc.	505,184
3,062	L3 Technologies, Inc.	599,785
2,577	Lincoln Electric Holdings, Inc.	213,556
418	Lindsay Corp.	36,725

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
11,221	Lockheed Martin Corp.	$3,600,146
1,260	Matthews International Corp., Class A	61,929
944	McGrath RentCorp	55,630
1,493	MSA Safety, Inc.	129,652
1,763	MSC Industrial Direct Co., Inc., Class A	152,394
2,265	Nordson Corp.	291,279
6,824	Northrop Grumman Corp.	2,197,601
11,306	Raytheon Co.	2,317,052
1,733	Regal Beloit Corp.	123,390
12,984	Republic Services, Inc.	839,805
4,863	Robert Half International, Inc.	295,427
8,550	Rollins, Inc.	414,846
4,027	Roper Technologies, Inc.	1,063,893
2,078	Ryder System, Inc.	140,119
6,035	Stanley Black & Decker, Inc.	854,496
702	Tennant Co.	51,948
4,195	Toro Co. (The)	244,946
30,625	Union Pacific Corp.	4,092,419
31,437	United Technologies Corp.	3,777,155
423	VSE Corp.	21,696
2,195	W.W. Grainger, Inc.	617,563
16,995	Waste Management, Inc.	1,381,523

		49,326,889

	Information Technology—11.8%
24,246	Accenture PLC, Class A	3,665,995
14,492	Analog Devices, Inc.	1,265,876
17,366	Automatic Data Processing, Inc.	2,050,577
1,141	Badger Meter, Inc.	48,436
4,573	Broadridge Financial Solutions, Inc.	490,271
483	Cass Information Systems, Inc.	29,212
36,192	International Business Machines Corp.	5,246,392
3,032	Jack Henry & Associates, Inc.	362,263
11,017	Maxim Integrated Products, Inc.	600,427
9,179	Microchip Technology, Inc.	767,915
123,967	Microsoft Corp.	11,593,394
58,208	QUALCOMM, Inc.	2,969,190
38,669	Texas Instruments, Inc.	3,922,197
9,986	Xilinx, Inc.	641,501

		33,653,646

	Materials—3.3%
8,579	Air Products & Chemicals, Inc.	1,392,286
4,337	Albemarle Corp.	420,515
2,433	AptarGroup, Inc.	227,485
3,562	Bemis Co., Inc.	154,128
1,324	Compass Minerals International, Inc.	89,105
11,319	Ecolab, Inc.	1,638,652
1,977	H.B. Fuller Co.	97,802
417	Hawkins, Inc.	13,552
3,089	International Flavors & Fragrances, Inc.	436,352
462	NewMarket Corp.	175,352
12,461	Nucor Corp.	767,847
9,794	PPG Industries, Inc.	1,036,989
525	Quaker Chemical Corp.	77,170
2,569	Royal Gold, Inc.	228,127
5,239	RPM International, Inc.	253,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Dividend Achievers™ ETF (PFM) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
1,694	Sensient Technologies Corp.	$112,905
3,686	Sherwin-Williams Co. (The)	1,355,195
4,326	Silgan Holdings, Inc.	121,431
3,901	Sonoco Products Co.	200,355
881	Stepan Co.	61,952
5,076	Westlake Chemical Corp.	542,980

		9,403,224

	Real Estate—1.5%
8,045	Digital Realty Trust, Inc. REIT	850,276
3,481	Equity LifeStyle Properties, Inc. REIT	310,366
2,593	Essex Property Trust, Inc. REIT	621,516
2,864	Federal Realty Investment Trust REIT	331,795
1,630	National Health Investors, Inc. REIT	111,280
6,026	National Retail Properties, Inc. REIT	229,229
7,786	Omega Healthcare Investors, Inc. REIT(b)	202,280
11,140	Realty Income Corp. REIT	562,681
3,709	Tanger Factory Outlet Centers, Inc. REIT	81,413
543	Universal Health Realty Income Trust REIT	32,542
1,170	Urstadt Biddle Properties, Inc., Class A REIT	23,248
14,568	Welltower, Inc. REIT	778,514
4,184	WP Carey, Inc. REIT	267,148

		4,402,288

	Telecommunication Services—5.6%
241,204	AT&T, Inc.	7,887,371
4,069	Telephone & Data Systems, Inc.	111,206
160,245	Verizon Communications, Inc.	7,908,090

		15,906,667

	Utilities—6.5%
9,066	Alliant Energy Corp.	389,385
1,443	American States Water Co.	80,404
3,644	AmeriGas Partners LP(b)	155,963
6,962	Aqua America, Inc.	244,714
4,351	Atmos Energy Corp.	378,058
2,101	Black Hills Corp.	119,085
1,885	California Water Service Group	73,044
16,886	CenterPoint Energy, Inc.	427,722
638	Chesapeake Utilities Corp.	48,488
11,065	CMS Energy Corp.	522,157
474	Connecticut Water Service, Inc.	32,232
12,159	Consolidated Edison, Inc.	974,301
25,527	Dominion Energy, Inc.	1,699,077
27,435	Duke Energy Corp.	2,199,190
12,768	Edison International	836,559
12,415	Eversource Energy	748,004
7,651	MDU Resources Group, Inc.	215,529
1,358	MGE Energy, Inc.	78,832
638	Middlesex Water Co.	26,579
3,360	National Fuel Gas Co.	172,536
3,434	New Jersey Resources Corp.	141,996
18,518	NextEra Energy, Inc.	3,035,285
1,126	Northwest Natural Gas Co.	69,024
1,930	NorthWestern Corp.	106,034
7,820	OGE Energy Corp.	257,043
3,497	Portland General Electric Co.	148,552

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
27,198	PPL Corp.	$791,462
800	SJW Corp.	48,360
3,116	South Jersey Industries, Inc.	96,284
39,498	Southern Co. (The)	1,821,648
1,891	Southwest Gas Holdings, Inc.	138,024
1,899	Spire, Inc.	137,013
6,779	UGI Corp.	328,036
3,258	Vectren Corp.	228,940
12,360	WEC Energy Group, Inc.	794,501
19,908	Xcel Energy, Inc.	932,491

		18,496,552

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $217,054,438)—99.9%	284,839,194

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.9%
2,543,265	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $2,543,265)	2,543,265

	Total Investments in Securities (Cost $219,597,703)—100.8%	287,382,459
	Other assets less liabilities—(0.8)%	(2,372,568)

	Net Assets—100.0%	$285,009,891

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

Invesco Financial Preferred ETF (PGF)

April 30, 2018

Number of Shares		Value
	Preferred Stocks—100.6%
	Banks—69.8%
820,471	Bank of America Corp., 6.00%, Series EE	$21,143,538
1,094,466	Bank of America Corp., 6.20%, Series CC	28,302,891
509,641	Bank of America Corp., 6.20%, Series D	13,031,520
75,493	Bank of America Corp., 6.38%, Series 3	1,937,905
1,103,148	Bank of America Corp., 6.50%, Series Y(b)	28,913,509
1,257,988	Bank of America Corp., 6.63%, Series W	32,997,025
2,034,993	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)	53,194,717
61,760	BB&T Corp., 5.20%, Series G(b)	1,541,530
416,747	BB&T Corp., 5.63%	10,747,905
1,846,167	BB&T Corp., 5.63%, Series E	46,209,560
447,187	BB&T Corp., 5.85%	11,340,662
334,862	Citigroup, Inc., 5.80%, Series C(b)	8,445,220
807,547	Citigroup, Inc., 6.30%, Series S	21,206,184
1,185,771	Citigroup, Inc., 6.88%, Series K	32,632,418
923,991	Citigroup, Inc., 7.13%, Series J	25,751,629
410,692	Fifth Third Bancorp, 6.63%, Series I	11,655,439
4,380,978	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	115,175,912
1,317,321	HSBC Holdings PLC, 8.13% (United Kingdom)(b)	34,869,487
513,929	Huntington Bancshares, Inc., 6.25%, Series D	13,454,661
697,607	ING Groep NV, 6.13% (Netherlands)	17,698,290
1,420,638	ING Groep NV, 6.38% (Netherlands)	36,339,920
759,921	JPMorgan Chase & Co., 5.45%, Series P(b)	19,263,997
1,200,289	JPMorgan Chase & Co., 6.10%, Series AA	31,471,578
1,291,962	JPMorgan Chase & Co., 6.13%, Series Y	33,849,404
1,450,523	JPMorgan Chase & Co., 6.15%, Series BB	38,047,218
125,593	JPMorgan Chase & Co., 6.30%, Series W	3,294,304
619,621	JPMorgan Chase & Co., 6.70%, Series T	16,382,779
453,965	KeyCorp, 6.13%, Series E	12,316,070
206,677	People’s United Financial, Inc., 5.63%, Series A	5,301,265
1,690,013	PNC Financial Services Group, Inc. (The), 6.13%, Series P	45,850,053
416,293	Regions Financial Corp., 6.38%, Series A	10,619,634
464,148	Regions Financial Corp., 6.38%, Series B(b)	12,801,202
466,974	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	11,968,544
734,246	U.S. Bancorp, 5.15%(b)	18,378,177
1,088,219	U.S. Bancorp, 6.50%, Series F	30,034,844
941,698	Wells Fargo & Co., 5.20%	23,015,099
447,180	Wells Fargo & Co., 5.25%, Series P(b)	10,978,269
1,121,794	Wells Fargo & Co., 5.50%, Series X	27,741,966
630,232	Wells Fargo & Co., 5.63%, Series Y	15,591,940
920,048	Wells Fargo & Co., 5.70%, Series W	23,019,601
1,480,511	Wells Fargo & Co., 5.85%, Series Q	38,197,184
533,139	Wells Fargo & Co., 6.00%, Series T	13,589,713
830,341	Wells Fargo & Co., 6.00%, Series V	21,397,888
477,581	Wells Fargo & Co., 6.63%	13,090,495
1,916,536	Wells Fargo & Co., 8.00%, Series J	49,810,771

		1,092,601,917

Number of Shares		Value
	Preferred Stocks (continued)
	Capital Markets—15.7%
535,173	Bank of New York Mellon Corp. (The), 5.20%(b)	$13,432,842
647,872	Charles Schwab Corp. (The), 5.95%, Series D	16,851,151
542,409	Charles Schwab Corp. (The), 6.00%, Series C	14,097,210
1,016,633	Goldman Sachs Group, Inc. (The), 5.50%, Series J	26,127,468
78,986	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	2,045,737
490,106	Goldman Sachs Group, Inc. (The), 6.30%, Series N	12,811,371
645,790	Goldman Sachs Group, Inc. (The), 6.38%, Series K	17,875,467
633,344	Morgan Stanley, 5.85%, Series K	16,245,274
541,622	Morgan Stanley, 6.38%, Series I	14,482,972
326,904	Morgan Stanley, 6.63%, Series G(b)	8,489,697
668,048	Morgan Stanley, 6.88%, Series F	18,371,320
575,719	Morgan Stanley, 7.13%, Series E(b)	16,200,733
355,822	Northern Trust Corp., 5.85%, Series C(b)	9,365,235
592,022	State Street Corp., 5.25%, Series C(b)	14,859,752
373,077	State Street Corp., 5.35%, Series G	9,573,156
816,264	State Street Corp., 5.90%, Series D	21,541,207
518,961	State Street Corp., 6.00%, Series E	13,518,934

		245,889,526

	Consumer Finance—4.7%
455,615	Capital One Financial Corp., 5.20%, Series G(b)	11,053,220
811,912	Capital One Financial Corp., 6.00%, Series B	20,460,183
433,470	Capital One Financial Corp., 6.00%, Series H	11,209,534
474,615	Capital One Financial Corp., 6.20%, Series F	12,439,659
396,701	Capital One Financial Corp., 6.25%, Series C	10,219,018
281,465	Capital One Financial Corp., 6.70%, Series D	7,396,900

		72,778,514

	Insurance—9.6%
793,412	Aegon NV, 6.38% (Netherlands)	20,382,754
273,636	Aegon NV, 6.50% (Netherlands)	7,068,018
320,395	Allstate Corp. (The), 5.63%, Series A	8,067,546
469,861	Allstate Corp. (The), 5.63%, Series G	11,779,415
129,754	Allstate Corp. (The), 6.25%, Series F	3,367,116
707,721	Allstate Corp. (The), 6.63%, Series E	18,443,209
314,766	Allstate Corp. (The), 6.75%, Series C	8,054,862
396,789	Arch Capital Group Ltd., 5.25%, Series E	9,431,675
264,588	Arch Capital Group Ltd., 5.45%, Series F	6,384,508
227,504	Aspen Insurance Holdings Ltd., 5.63% (Bermuda)	5,501,047
241,411	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	6,168,051
487,427	Axis Capital Holdings Ltd., 5.50%, Series E	11,815,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Financial Preferred ETF (PGF) (continued)

April 30, 2018

Number of Shares		Value
	Preferred Stocks (continued)
	Insurance (continued)
293,037	PartnerRe Ltd., 7.25%, Series H (Bermuda)	$8,081,961
339,127	Prudential PLC, 6.50% (United Kingdom)	8,830,867
193,435	Prudential PLC, 6.75% (United Kingdom)	5,040,916
277,153	RenaissanceRe Holdings Ltd., 5.38%, Series E (Bermuda)	6,748,676
197,952	Validus Holdings Ltd., 5.80%, Series B	4,923,066

		150,088,918

	Thrifts & Mortgage Finance—0.8%
461,564	New York Community Bancorp, Inc., 6.38%, Series A	12,494,537

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,563,973,072)—100.6%	1,573,853,412

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
12,443,113	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(c)(d) (Cost $12,443,113)	12,443,113

	Total Investments in Securities (Cost $1,576,416,185)—101.4%	1,586,296,525
	Other assets less liabilities—(1.4)%	(21,268,064)

	Net Assets—100.0%	$1,565,028,461

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	14.6%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments(a)

Invesco High Yield Equity Dividend Achievers™ ETF (PEY)

April 30, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Banks—4.8%
710,964	People’s United Financial, Inc.	$13,003,531
398,400	United Bankshares, Inc.	13,525,680
182,397	Westamerica Bancorporation	10,179,577

		36,708,788

	Beverages—3.0%
300,172	Coca-Cola Co. (The)	12,970,432
99,662	PepsiCo, Inc.	10,059,882

		23,030,314

	Capital Markets—1.6%
415,073	Invesco Ltd.(b)	12,024,665

	Containers & Packaging—1.7%
256,850	Sonoco Products Co.	13,191,816

	Distributors—1.4%
121,281	Genuine Parts Co.	10,711,538

	Diversified Telecommunication Services—4.9%
564,723	AT&T, Inc.	18,466,442
386,928	Verizon Communications, Inc.	19,094,897

		37,561,339

	Electric Utilities—11.8%
225,952	Duke Energy Corp.	18,112,312
221,228	Edison International	14,494,858
488,217	OGE Energy Corp.	16,047,693
700,582	PPL Corp.	20,386,936
455,355	Southern Co. (The)	21,000,973

		90,042,772

	Energy Equipment & Services—2.3%
253,766	Helmerich & Payne, Inc.	17,649,425

	Food Products—5.1%
284,609	Archer-Daniels-Midland Co.	12,915,556
588,021	Flowers Foods, Inc.	13,295,155
289,127	General Mills, Inc.	12,646,415

		38,857,126

	Gas Utilities—4.4%
252,190	Northwest Natural Gas Co.	15,459,247
581,392	South Jersey Industries, Inc.(c)	17,965,013

		33,424,260

	Health Care Providers & Services—4.6%
165,188	CVS Health Corp.	11,535,078
1,444,591	Owens & Minor, Inc.	23,474,604

		35,009,682

	Hotels, Restaurants & Leisure—1.6%
73,850	Cracker Barrel Old Country Store, Inc.(c)	12,154,972

	Household Durables—1.5%
284,848	Leggett & Platt, Inc.	11,550,586

	Household Products—3.2%
119,482	Kimberly-Clark Corp.	12,371,166
169,510	Procter & Gamble Co. (The)	12,262,354

		24,633,520

Number of Shares		Value
	Common Stocks (continued)
	Insurance—9.5%
1,792,565	AmTrust Financial Services, Inc.	$23,106,163
238,115	Axis Capital Holdings Ltd.	13,977,350
451,924	Mercury General Corp.	20,666,485
715,315	Old Republic International Corp.	14,592,426

		72,342,424

	IT Services—1.8%
93,274	International Business Machines Corp.	13,520,999

	Media—1.6%
242,911	Meredith Corp.	12,582,790

	Metals & Mining—2.6%
299,137	Compass Minerals International, Inc.(c)	20,131,920

	Multi-line Retail—1.6%
163,907	Target Corp.	11,899,648

	Multi-Utilities—11.0%
259,474	Black Hills Corp.	14,706,986
536,986	CenterPoint Energy, Inc.	13,601,856
180,641	Consolidated Edison, Inc.	14,474,763
201,956	Dominion Energy, Inc.	13,442,191
424,663	MDU Resources Group, Inc.	11,962,757
292,809	NorthWestern Corp.	16,086,927

		84,275,480

	Oil, Gas & Consumable Fuels—9.5%
131,426	Chevron Corp.	16,442,707
202,728	Exxon Mobil Corp.	15,762,102
268,552	Occidental Petroleum Corp.	20,748,327
329,762	ONEOK, Inc.	19,858,268

		72,811,404

	Semiconductors & Semiconductor Equipment—1.4%
204,571	QUALCOMM, Inc.	10,435,167

	Specialty Retail—1.4%
219,765	Williams-Sonoma, Inc.(c)	10,504,767

	Tobacco—7.6%
241,986	Altria Group, Inc.	13,577,834
339,180	Universal Corp.	15,958,419
1,451,232	Vector Group Ltd.	28,299,024

		57,835,277

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $778,661,659)—99.9%	762,890,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco High Yield Equity Dividend Achievers™ ETF (PEY) (continued)

April 30, 2018

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.8%
36,410,114	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $36,410,114)	$36,410,114

	Total Investments in Securities (Cost $815,071,773)—104.7%	799,300,793
	Other assets less liabilities—(4.7)%	(35,901,291)

	Net Assets—100.0%	$763,399,502

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments

Invesco International Dividend Achievers™ ETF (PID)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Argentina—0.1%
13,965	Grupo Financiero Galicia SA, Class B ADR	$892,643

	Brazil—0.9%
468,823	Ultrapar Participacoes SA ADR(a)	8,120,014

	Canada—44.3%
2,232,796	Algonquin Power & Utilities Corp.	21,747,433
228,251	Bank of Montreal(a)	17,331,098
293,885	Bank of Nova Scotia (The)	18,062,172
545,163	BCE, Inc.	23,142,169
177,472	Brookfield Asset Management, Inc., Class A	7,034,990
509,072	Brookfield Infrastructure Partners LP(a)	20,800,682
363,021	CAE, Inc.	6,879,248
223,461	Canadian Imperial Bank of Commerce(a)	19,452,280
99,194	Canadian National Railway Co.	7,665,712
401,889	Canadian Natural Resources Ltd.	14,500,155
893,863	Enbridge, Inc.	27,057,233
560,414	Fortis, Inc.(a)	18,768,265
86,493	Franco-Nevada Corp.	6,137,543
208,289	Gildan Activewear, Inc., Class A	6,067,459
306,860	Imperial Oil Ltd.	9,552,552
169,933	Magna International, Inc.	10,026,047
181,644	Methanex Corp.	10,971,298
733,676	Pembina Pipeline Corp.(a)	23,374,917
302,492	Ritchie Bros. Auctioneers, Inc.	9,900,563
209,099	Royal Bank of Canada(a)	15,901,979
422,343	Suncor Energy, Inc.	16,146,173
544,227	TELUS Corp.	19,477,884
415,144	Thomson Reuters Corp.	16,697,092
259,959	Toronto-Dominion Bank (The)	14,596,698
485,520	TransCanada Corp.	20,610,324

		381,901,966

	Colombia—1.8%
333,709	Bancolombia SA ADR	15,904,571

	France—2.3%
497,029	Sanofi ADR	19,543,180

	Germany—1.3%
88,677	Fresenius Medical Care AG & Co. KGaA ADR	4,484,396
58,618	SAP SE ADR	6,496,633

		10,981,029

	India—2.2%
25,391	HDFC Bank Ltd. ADR	2,432,711
642,040	Infosys Ltd. ADR	11,344,847
245,656	Larsen & Toubro Ltd. GDR(b)	5,171,059

		18,948,617

	Mexico—3.9%
452,434	America Movil SAB de CV, Class L ADR	8,365,505
241,924	Grupo Aeroportuario del Pacifico SAB de CV ADR	25,201,223

		33,566,728

	Netherlands—0.4%
15,973	ASML Holding NV(a)	3,010,112

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Russia—7.6%
362,097	LUKOIL PJSC ADR	$24,188,080
60,689	Novatek PJSC GDR(b)	7,707,503
1,310,442	Novolipetsk Steel PJSC GDR(b)	33,612,837

		65,508,420

	South Korea—0.5%
3,638	Samsung Electronics Co. Ltd. GDR(b)	4,507,482

	Switzerland—3.3%
603,296	ABB Ltd. ADR	14,038,698
182,610	Novartis AG ADR	14,004,361

		28,043,059

	Taiwan—3.8%
3,916,644	HON HAI Precision Industry Co. Ltd. GDR(b)	22,129,039
285,905	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,993,047

		33,122,086

	United Kingdom—24.4%
386,655	British American Tobacco PLC ADR	21,119,096
1,727,805	BT Group PLC ADR(a)	29,804,636
87,280	Diageo PLC ADR	12,390,269
111,067	Intercontinental Hotels Group PLC ADR(a)	7,068,304
211,261	Micro Focus International PLC ADR	3,659,040
510,164	National Grid PLC ADR	29,681,342
123,055	nVent Electric PLC	2,719,516
137,020	Pentair PLC	6,190,620
218,746	Prudential PLC ADR(a)	11,226,045
547,417	Relx NV ADR(a)	11,643,560
530,097	Relx PLC ADR(a)	11,460,697
283,862	Unilever NV	16,214,197
1,030,433	Vodafone Group PLC ADR	30,305,035
201,468	WPP PLC ADR(a)	17,249,690

		210,732,047

	United States—3.2%
94,850	Amdocs Ltd.	6,378,662
34,121	Aon PLC	4,861,219
26,303	Shire PLC ADR	4,193,487
67,723	STERIS PLC	6,401,178
39,668	Willis Towers Watson PLC	5,891,095

		27,725,641

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $816,029,338)—100.0%	862,507,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco International Dividend Achievers™ ETF (PID) (continued)

April 30, 2018

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.9%
85,540,897	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(c)(d) (Cost $85,540,897)	$85,540,897

	Total Investments in Securities (Cost $901,570,235)—109.9%	948,048,492
	Other assets less liabilities—(9.9)%	(85,170,447)

	Net Assets—100.0%	$862,878,045

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2018.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $73,127,920, which represented 8.47% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Statements of Assets and Liabilities

April 30, 2018

	Invesco BuyBack Achievers™ ETF (PKW)	Invesco Dividend Achievers™ ETF (PFM)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend Achievers™ ETF (PEY)	Invesco International Dividend Achievers™ ETF (PID)
Assets:
Unaffiliated investments in securities, at value(a)	$1,312,425,333	$284,377,180	$1,573,853,412	$750,866,014	$862,507,595
Affiliated investments in securities, at value	29,839,092	3,005,279	12,443,113	48,434,779	85,540,897
Receivables:
Investments sold	18,189,650	1,309,426	—	—	306,732
Dividends	1,404,157	523,678	1,478,853	1,743,490	1,643,690
Securities lending	73,106	2,488	62,593	33,988	169,453
Foreign tax reclaims	—	—	—	—	795,214
Other assets	5,281	1,014	2,930	1,661	1,829

Total Assets	1,361,936,619	289,219,065	1,587,840,901	801,079,932	950,965,410

Liabilities:
Due to custodian	—	67,793	8,607,985	549,407	817,979
Payables:
Collateral upon return of securities loaned	28,756,692	2,543,265	12,443,113	36,410,114	85,540,897
Investments purchased	19,638,508	—	225,900	—	815,299
Shares repurchased	—	1,271,483	—	—	—
Accrued advisory fees	542,017	97,303	648,107	253,426	285,636
Accrued trustees’ and officer’s fees	110,468	47,378	158,840	59,689	99,194
Accrued expenses	665,137	181,952	728,495	407,794	528,360

Total Liabilities	49,712,822	4,209,174	22,812,440	37,680,430	88,087,365

Net Assets	$1,312,223,797	$285,009,891	$1,565,028,461	$763,399,502	$862,878,045

Net Assets Consist of:
Shares of beneficial interest	$1,622,421,873	$222,705,699	$1,563,831,201	$818,791,414	$1,143,397,783
Undistributed net investment income	2,302,737	901,758	(115,911)	(43,564)	2,639,454
Undistributed net realized gain (loss)	(291,489,712)	(6,382,322)	(8,567,169)	(39,577,368)	(329,637,500)
Net unrealized appreciation (depreciation)	(21,011,101)	67,784,756	9,880,340	(15,770,980)	46,478,308

Net Assets	$1,312,223,797	$285,009,891	$1,565,028,461	$763,399,502	$862,878,045

Shares outstanding (unlimited amount authorized, $0.01 par value)	23,050,000	11,300,000	85,450,000	44,600,000	54,200,000
Net asset value	$56.93	$25.22	$18.32	$17.12	$15.92

Market price	$56.95	$25.24	$18.31	$17.12	$15.91

Unaffiliated investments in securities, at cost	$1,333,436,434	$216,386,855	$1,563,973,072	$765,718,081	$816,029,338

Affiliated investments in securities, at cost	$29,839,092	$3,210,848	$12,443,113	$49,353,692	$85,540,897

(a) Includes securities on loan with an aggregate value of	$27,991,447	$2,497,119	$12,143,405	$35,308,246	$84,766,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Statements of Operations

For the year ended April 30, 2018

	Invesco BuyBack Achievers™ ETF (PKW)	Invesco Dividend Achievers™ ETF (PFM)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend Achievers™ ETF (PEY)	Invesco International Dividend Achievers™ ETF (PID)
Investment Income:
Unaffiliated dividend income	$21,039,206	$8,370,883	$96,630,558	$35,491,385	$36,179,876
Affiliated dividend income	93,699	23,070	54,150	598,029	9,456
Securities lending income	665,700	13,500	662,148	692,626	1,966,248
Foreign withholding tax	—	—	—	—	(2,967,621)

Total Income	21,798,605	8,407,453	97,346,856	36,782,040	35,187,959

Expenses:
Advisory fees	6,729,608	1,246,721	8,261,055	3,532,653	3,453,958
Sub-licensing fees	1,345,912	311,677	1,561,390	883,155	863,482
Accounting & administration fees	250,657	58,158	306,177	163,484	161,263
Trustees’ and officer’s fees	66,867	28,589	86,421	43,244	53,629
Custodian & transfer agent fees	18,094	15,725	30,518	18,709	85,985
Other expenses	122,014	61,547	159,045	107,170	147,234

Total Expenses	8,533,152	1,722,417	10,404,606	4,748,415	4,765,551

Less: Waivers	(2,147)	(515)	(9,439)	(2,310)	(1,432)

Net Expenses	8,531,005	1,721,902	10,395,167	4,746,105	4,764,119

Net Investment Income	13,267,600	6,685,551	86,951,689	32,035,935	30,423,840

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(47,341,418)	(241,004)	(795,402)	(26,596,066)	(18,299,264)
In-kind redemptions	297,045,987	21,394,020	12,020,396	98,230,049	43,041,709
Foreign currencies	—	—	—	—	2,763

Net realized gain	249,704,569	21,153,016	11,224,994	71,633,983	24,745,208

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(139,578,006)	(4,876,150)	(58,826,997)	(62,327,335)	21,204,283
Foreign currencies	—	—	—	—	644

Net change in unrealized appreciation (depreciation)	(139,578,006)	(4,876,150)	(58,826,997)	(62,327,335)	21,204,927

Net realized and unrealized gain (loss)	110,126,563	16,276,866	(47,602,003)	9,306,648	45,950,135

Net increase in net assets resulting from operations	$123,394,163	$22,962,417	$39,349,686	$41,342,583	$76,373,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

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29

Statements of Changes in Net Assets

For the years ended April 30, 2018 and 2017

	Invesco BuyBack Achievers™ ETF (PKW)		Invesco Dividend Achievers™ ETF (PFM)
	2018	2017	2018	2017
Operations:
Net investment income	$13,267,600	$14,904,110	$6,685,551	$6,475,790
Net realized gain (loss)	249,704,569	135,997,402	21,153,016	8,976,759
Net change in unrealized appreciation (depreciation)	(139,578,006)	50,609,710	(4,876,150)	20,314,745

Net increase in net assets resulting from operations	123,394,163	201,511,222	22,962,417	35,767,294

Distributions to Shareholders from:
Net investment income	(10,919,625)	(20,170,488)	(6,412,491)	(6,990,329)

Shareholder Transactions:
Proceeds from shares sold	958,997,388	688,393,424	13,896,875	29,541,769
Value of shares repurchased	(1,121,628,783)	(1,146,787,729)	(59,331,995)	(31,476,117)

Net increase (decrease) in net assets resulting from shares transactions	(162,631,395)	(458,394,305)	(45,435,120)	(1,934,348)

Increase (Decrease) in Net Assets	(50,156,857)	(277,053,571)	(28,885,194)	26,842,617

Net Assets:
Beginning of year	1,362,380,654	1,639,434,225	313,895,085	287,052,468

End of year	$1,312,223,797	$1,362,380,654	$285,009,891	$313,895,085

Undistributed net investment income at end of year	$2,302,737	$(60,301)	$901,758	$632,531

Changes in Shares Outstanding:
Shares sold	15,550,000	13,550,000	550,000	1,250,000
Shares repurchased	(18,600,000)	(23,350,000)	(2,350,000)	(1,350,000)
Shares outstanding, beginning of year	26,100,000	35,900,000	13,100,000	13,200,000

Shares outstanding, end of year	23,050,000	26,100,000	11,300,000	13,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Financial Preferred ETF (PGF)		Invesco High Yield Equity Dividend Achievers™ ETF (PEY)		Invesco International Dividend Achievers™ ETF (PID)
2018	2017	2018	2017	2018	2017

$86,951,689	$94,067,243	$32,035,935	$32,677,305	$30,423,840	$21,521,583
11,224,994	30,190,207	71,633,983	142,476,260	24,745,208	(89,104,790)
(58,826,997)	(28,372,096)	(62,327,335)	(12,049,124)	21,204,927	117,086,827

39,349,686	95,885,354	41,342,583	163,104,441	76,373,975	49,503,620

(88,485,717)	(94,148,860)	(32,704,666)	(32,938,791)	(32,348,073)	(28,035,512)

119,697,181	333,269,773	325,187,706	799,352,925	215,195,308	199,878,965
(178,444,080)	(298,473,329)	(555,151,325)	(682,576,819)	(208,123,145)	(111,250,849)

(58,746,899)	34,796,444	(229,963,619)	116,776,106	7,072,163	88,628,116

(107,882,930)	36,532,938	(221,325,702)	246,941,756	51,098,065	110,096,224

1,672,911,391	1,636,378,453	984,725,204	737,783,448	811,779,980	701,683,756

$1,565,028,461	$1,672,911,391	$763,399,502	$984,725,204	$862,878,045	$811,779,980

$(115,911)	$(93,986)	$(43,564)	$(32,008)	$2,639,454	$3,658,780

6,350,000	17,650,000	18,800,000	49,500,000	13,500,000	13,650,000
(9,550,000)	(16,050,000)	(32,100,000)	(41,100,000)	(13,100,000)	(7,700,000)
88,650,000	87,050,000	57,900,000	49,500,000	53,800,000	47,850,000

85,450,000	88,650,000	44,600,000	57,900,000	54,200,000	53,800,000

31

Financial Highlights

Invesco BuyBack AchieversTM ETF (PKW)

	Year Ended April 30,
	2018	2017	2016		2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$52.20	$45.67	$48.78		$43.42		$34.60
Net investment income(a)	0.55	0.51	0.56		0.51		0.39
Net realized and unrealized gain (loss) on investments	4.64	6.70	(3.08)		5.38		8.70
Total from investment operations	5.19	7.21	(2.52)		5.89		9.09
Distributions to shareholders from:
Net investment income	(0.46)	(0.68)	(0.59)		(0.53)		(0.27)
Net asset value at end of year	$56.93	$52.20	$45.67		$48.78		$43.42
Market price at end of year(b)	$56.95	$52.19	$45.65		$48.77		$43.42
Net Asset Value Total Return(c)	9.95%	15.92%	(5.18)%		13.63%		26.36%
Market Price Total Return(c)	10.02%	15.96%	(5.20)%		13.61%		26.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,312,224	$1,362,381	$1,639,434		$2,970,924		$2,905,121
Ratio to average net assets of:
Expenses	0.63%	0.63%	0.63	%(d)	0.63	%(d)	0.66	%(d)
Net investment income	0.99%	1.05%	1.21%		1.09%		0.95%
Portfolio turnover rate(e)	66%	57%	53%		68%		92%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dividend AchieversTM ETF (PFM)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$23.96	$21.75	$21.42	$20.50	$18.33
Net investment income(a)	0.54	0.50	0.49	0.44	0.39
Net realized and unrealized gain on investments	1.24	2.25	0.33	0.90	2.16
Total from investment operations	1.78	2.75	0.82	1.34	2.55
Distributions to shareholders from:
Net investment income	(0.52)	(0.54)	(0.49)	(0.42)	(0.38)
Net asset value at end of year	$25.22	$23.96	$21.75	$21.42	$20.50
Market price at end of year(b)	$25.24	$23.99	$21.75	$21.40	$20.50
Net Asset Value Total Return(c)	7.42%	12.80%	3.98%	6.54%	14.11%
Market Price Total Return(c)	7.37%	12.94%	4.08%	6.44%	14.17%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$285,010	$313,895	$287,052	$343,819	$351,557
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	2.15%	2.17%	2.35%	2.07%	2.05%
Portfolio turnover rate(d)	5%	6%	7%	20%	21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Financial Highlights (continued)

Invesco Financial Preferred ETF (PGF)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$18.87	$18.80	$18.45	$17.99	$18.67
Net investment income(a)	0.99	1.03	1.06	1.07	1.10
Net realized and unrealized gain (loss) on investments	(0.53)	0.07	0.36	0.45	(0.68)
Total from investment operations	0.46	1.10	1.42	1.52	0.42
Distributions to shareholders from:
Net investment income	(1.01)	(1.03)	(1.07)	(1.06)	(1.10)
Net asset value at end of year	$18.32	$18.87	$18.80	$18.45	$17.99
Market price at end of year(b)	$18.31	$18.87	$18.83	$18.46	$17.98
Net Asset Value Total Return(c)	2.43%	6.06%	8.01%	8.73%	2.63%
Market Price Total Return(c)	2.37%	5.89%	8.12%	8.85%	2.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,565,028	$1,672,911	$1,636,378	$1,471,716	$1,435,558
Ratio to average net assets of:
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	5.26%	5.48%	5.76%	5.87%	6.28%
Portfolio turnover rate(d)	5%	8%	13%	9%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$17.01	$14.90	$13.45	$12.32	$10.77
Net investment income(a)	0.62	0.52	0.48	0.43	0.42
Net realized and unrealized gain on investments	0.14	2.12	1.46	1.13	1.54
Total from investment operations	0.76	2.64	1.94	1.56	1.96
Distributions to shareholders from:
Net investment income	(0.65)	(0.53)	(0.49)	(0.43)	(0.41)
Net asset value at end of year	$17.12	$17.01	$14.90	$13.45	$12.32
Market price at end of year(b)	$17.12	$17.02	$14.91	$13.45	$12.32
Net Asset Value Total Return(c)	4.48%	17.95%	14.92%	12.89%	18.61%
Market Price Total Return(c)	4.42%	17.94%	14.99%	12.89%	18.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$763,400	$984,725	$737,783	$537,324	$393,103
Ratio to average net assets of:
Expenses	0.54%	0.54%	0.54%	0.54%	0.55%
Net investment income	3.63%	3.23%	3.62%	3.29%	3.70%
Portfolio turnover rate(d)	38%	49%	59%	45%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Financial Highlights (continued)

Invesco International Dividend AchieversTM ETF (PID)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$15.09	$14.66	$18.42	$18.56	$17.27
Net investment income(a)	0.56	0.44	0.56	0.51	0.67	(b)
Net realized and unrealized gain (loss) on investments	0.87	0.56	(3.78)	(0.17)	1.26
Total from investment operations	1.43	1.00	(3.22)	0.34	1.93
Distributions to shareholders from:
Net investment income	(0.60)	(0.57)	(0.54)	(0.48)	(0.64)
Net asset value at end of year	$15.92	$15.09	$14.66	$18.42	$18.56
Market price at end of year(c)	$15.91	$15.09	$14.65	$18.43	$18.58
Net Asset Value Total Return(d)	9.57%	7.12%	(17.53)%	1.83%	11.50%
Market Price Total Return(d)	9.50%	7.19%	(17.63)%	1.77%	11.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$862,878	$811,780	$701,684	$1,571,846	$1,160,654
Ratio to average net assets of:
Expenses	0.55%	0.56%	0.58%	0.55%	0.54%
Net investment income	3.52%	3.01%	3.62%	2.77%	3.82	%(b)
Portfolio turnover rate(e)	55%	61%	61%	66%	49%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.43 and 2.42%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco BuyBack AchieversTM ETF (PKW)	“BuyBack AchieversTM ETF”
Invesco Dividend AchieversTM ETF (PFM)	“Dividend AchieversTM ETF”
Invesco Financial Preferred ETF (PGF)	“Financial Preferred ETF”
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	“High Yield Equity Dividend AchieversTM ETF”
Invesco International Dividend AchieversTM ETF (PID)	“International Dividend AchieversTM ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC, except for Shares of Financial Preferred ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BuyBack AchieversTM ETF	NASDAQ US BuyBack AchieversTM Index
Dividend AchieversTM ETF	NASDAQ US Broad Dividend AchieversTM Index
Financial Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Financial Index
High Yield Equity Dividend AchieversTM ETF	NASDAQ US Dividend AchieversTM 50 Index
International Dividend AchieversTM ETF	NASDAQ International Dividend AchieversTM Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

35

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

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Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. BuyBack AchieversTM ETF and Financial Preferred ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Financial Preferred ETF’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Dividend Paying Security Risk. Dividend AchieversTM ETF, High Yield Equity Dividend AchieversTM ETF and International Dividend AchieversTM ETF invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Consumer Discretionary Sector Risk. At times, BuyBack AchieversTM ETF has concentrated its investments in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Financial Sector Risk. For Financial Preferred ETF and International Dividend AchieversTM ETF, the market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Variable- and Floating-Rate Securities Risk. Financial Preferred ETF’s investments in variable- and floating-rate instruments are subject to credit risk and default risk, which could impair their value. Variable- and floating-rate securities also may be subject to liquidity risk, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Securities with floating or variable interest rates may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and

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generally carry lower yields than fixed notes of the same maturity. Due to these securities’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such securities generally will pay lower levels of income in a falling interest rate environment.

Foreign Securities Risk. For Financial Preferred ETF and International Dividend Achievers™ ETF, investments in foreign securities involve risks in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

ADR and GDR Risk. International Dividend Achievers™ ETF may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

High Yield Securities Risk. For Financial Preferred ETF and High Yield Equity Dividend Achievers™ ETF, high yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. Financial Preferred ETF faces special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for Financial Preferred ETF and High Yield Equity Dividend Achievers™ ETF, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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I. Securities Lending

During the fiscal year ended April 30, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM ETF and Financial Preferred ETF, each of which accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for BuyBack Achievers™ ETF and Financial Preferred ETF) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for the BuyBack Achievers™ ETF and Financial Preferred ETF) (the “Expense Cap”), through at least August 31, 2019. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2019. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2018, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM ETF	$2,147
Dividend AchieversTM ETF	515
Financial Preferred ETF	9,439
High Yield Equity Dividend AchieversTM ETF	2,310
International Dividend AchieversTM ETF	1,432

The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the fiscal year ended April 30, 2018, there were no amounts available for potential recapture by the Adviser under the Expense Agreement.

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
BuyBack AchieversTM ETF	Nasdaq, Inc.
Dividend AchieversTM ETF	Nasdaq, Inc.
Financial Preferred ETF	Wells Fargo & Company
High Yield Equity Dividend AchieversTM ETF	Nasdaq, Inc.
International Dividend AchieversTM ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2018.

BuyBack AchieversTM ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT*	$1,140,509	$744,245	$(1,866,638)	$(119,402)	$101,286	$—	$81,533

*	At April 30, 2018, this security was no longer held.

Dividend AchieversTM ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2018	Dividend Income
Invesco Ltd.	$597,565	$31,552	$(103,523)	$(59,919)	$(3,661)	$462,014	$20,241

High Yield Equity Dividend AchieversTM ETF

	Value April 30, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$20,303,261	$6,108,722	$(13,111,160)	$(2,126,199)	$850,041	$12,024,665	$584,099

Note 5. Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the fiscal year ended April 30, 2018, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
Financial Preferred ETF	$1,259,000	$—	$—

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Note 6. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended April 30, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
BuyBack Achievers™ ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,312,403,211	$22,122	$—	$1,312,425,333
Money Market Funds	29,839,092	—	—	29,839,092

Total Investments	$1,342,242,303	$22,122	$—	$1,342,264,425

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2018 and 2017:

	2018	2017
	Ordinary Income	Ordinary Income
BuyBack AchieversTM ETF	$10,919,625	$20,170,488
Dividend AchieversTM ETF	6,412,491	6,990,329
Financial Preferred ETF	88,485,717	94,148,860
High Yield Equity Dividend AchieversTM ETF	32,704,666	32,938,791
International Dividend AchieversTM ETF	32,348,073	28,035,512

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
BuyBack AchieversTM ETF	$2,381,646	$(78,909)	$(27,722,329)	$—	$(284,778,484)	$1,622,421,873	$1,312,223,797
Dividend AchieversTM ETF	936,189	(34,431)	64,815,661	—	(3,413,227)	222,705,699	285,009,891
Financial Preferred ETF	—	(115,911)	7,399,090	—	(6,085,919)	1,563,831,201	1,565,028,461
High Yield Equity Dividend AchieversTM ETF	—	(43,564)	(27,410,767)	—	(27,937,581)	818,791,414	763,399,502
International Dividend AchieversTM ETF	3,831,395	(71,679)	37,500,297	51	(321,779,802)	1,143,397,783	862,878,045

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
BuyBack AchieversTM ETF	$2,107,645	$215,058,233	$67,612,606	$284,778,484	$12,142,749
Dividend AchieversTM ETF	2,339,194	24,992	1,049,041	3,413,227	14,632,363
Financial Preferred ETF	—	1,833,082	4,252,837	6,085,919	7,354,935
High Yield Equity Dividend AchieversTM ETF	2,187,574	8,258,706	17,491,301	27,937,581	44,815,128
International Dividend AchieversTM ETF	11,745,409	134,063,561	175,970,832	321,779,802	145,514,837

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended April 30, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BuyBack AchieversTM ETF	$898,936,842	$891,640,607
Dividend AchieversTM ETF	15,625,445	14,869,221
Financial Preferred ETF	88,628,922	86,432,048
High Yield Equity Dividend AchieversTM ETF	338,147,375	334,938,033
International Dividend AchieversTM ETF	475,811,125	475,642,224

For the fiscal year ended April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BuyBack AchieversTM ETF	$958,856,920	$1,125,467,867
Dividend AchieversTM ETF	13,886,830	59,285,874
Financial Preferred ETF	116,908,596	167,568,445
High Yield Equity Dividend AchieversTM ETF	324,695,484	557,396,443
International Dividend AchieversTM ETF	215,141,603	208,145,832

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BuyBack AchieversTM ETF	$78,133,523	$(105,855,852)	$(27,722,329)	$1,369,986,754
Dividend AchieversTM ETF	71,711,873	(6,896,212)	64,815,661	222,566,798
Financial Preferred ETF	24,896,427	(17,497,337)	7,399,090	1,578,897,435
High Yield Equity Dividend AchieversTM ETF	28,856,944	(56,267,711)	(27,410,767)	826,711,560
International Dividend AchieversTM ETF	68,322,485	(30,822,188)	37,500,297	910,548,195

43

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BuyBack AchieversTM ETF	$15,063	$(278,793,425)	$278,778,362
Dividend AchieversTM ETF	(3,833)	(5,758,807)	5,762,640
Financial Preferred ETF	1,512,103	(4,157,507)	2,645,404
High Yield Equity Dividend AchieversTM ETF	657,175	(45,949,043)	45,291,868
International Dividend AchieversTM ETF	904,907	108,181,890	(109,086,797)

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco BuyBack Achievers™ ETF (formerly known as PowerShares BuyBack Achievers™ Portfolio), Invesco Dividend Achievers™ ETF (formerly known as PowerShares Dividend Achievers™ Portfolio), Invesco Financial Preferred ETF (formerly known as PowerShares Financial Preferred Portfolio), Invesco High Yield Equity Dividend Achievers™ ETF (formerly known as PowerShares High Yield Equity Dividend Achievers™ Portfolio) and Invesco International Dividend Achievers™ ETF (formerly known as PowerShares International Dividend Achievers™ Portfolio) (five of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018, and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

45

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BuyBack AchieversTM ETF (PKW)
Actual	$1,000.00	$1,022.50	0.63%	$3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dividend AchieversTM ETF (PFM)
Actual	1,000.00	1,014.50	0.55	2.75
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76
Invesco Financial Preferred ETF (PGF)
Actual	1,000.00	998.50	0.62	3.07
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)
Actual	1,000.00	1,013.80	0.53	2.65
Hypothetical (5% return before expenses)	1,000.00	1,022.17	0.53	2.66
Invesco International Dividend AchieversTM ETF (PID)
Actual	1,000.00	1,007.30	0.55	2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

46

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their last tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco BuyBack AchieversTM ETF	100%	100%
Invesco Dividend AchieversTM ETF	100%	100%
Invesco Financial Preferred ETF	100%	79%
Invesco High Yield Equity Dividend AchieversTM ETF	93%	93%
Invesco International Dividend AchieversTM ETF	68%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Invesco International Dividend AchieversTM ETF	$20,314,757	$1,678,765

47

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

48

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

49

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

50

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008– Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

51

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

53

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

54

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.18% for PowerShares Dynamic Retail Portfolio);

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps, as defined below, were -0.37%, -0.21% and -0.01%, respectively, for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2019, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

55

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X

56

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio	X		X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X

57

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio	X	X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio		X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X

58

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

59

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-1	invesco.com/us

Invesco Annual Report to Shareholders

April 30, 2018

PBE	Invesco Dynamic Biotechnology & Genome ETF
PKB	Invesco Dynamic Building & Construction ETF
PXE	Invesco Dynamic Energy Exploration & Production ETF
PBJ	Invesco Dynamic Food & Beverage ETF
PEJ	Invesco Dynamic Leisure and Entertainment ETF
PBS	Invesco Dynamic Media ETF
PXQ	Invesco Dynamic Networking ETF
PXJ	Invesco Dynamic Oil & Gas Services ETF
PJP	Invesco Dynamic Pharmaceuticals ETF
PMR	Invesco Dynamic Retail ETF
PSI	Invesco Dynamic Semiconductors ETF
PSJ	Invesco Dynamic Software ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

International Equity

Global equity markets delivered positive returns over the fiscal year ended April 30, 2018. That positive performance was despite significant turbulence in late January and early February 2018, during which time stocks were whipsawed—first by concerns about accelerated U.S. Federal Reserve (the “Fed”) tightening and then by fears of a brewing trade war. The fiscal year saw continued global economic growth despite rising risks from geopolitics and tighter monetary policy. In Europe, economic growth remained positive, with improving employment, industrial production and consumption trends in many countries. The political environment in Germany improved, with Chancellor Angela Merkel finally securing a coalition government in order to continue her leadership. French President Emmanuel Macron continued his efforts at labor reform, boosting business confidence and business spending. The European Central Bank remained supportive of European equities, maintaining a dovish tone throughout the fiscal year.

Economic growth in emerging markets remained strong during the fiscal year. While industrial production in emerging markets improved after weakness in the fourth quarter of 2017, consumer spending moderated. Latin America produced mixed results, while India continued its economic reforms. Chinese growth appeared to stabilize. President Xi Jinping was able to consolidate power in early 2018, with China abolishing term limits. At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but non-U.S. equity markets were trading at a material discount to those of the U.S. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-U.S. developed markets.

[1]	Source: U.S. Treasury
[2]	Source: U.S. Federal Reserve

3

PBE	Manager’s Analysis
Invesco Dynamic Biotechnology & Genome ETF (PBE)

As an index fund, the Invesco Dynamic Biotechnology & Genome ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology and genome companies that comprise the Index. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, companies involved in the research, development or production of pharmaceuticals, including veterinary drugs.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of biotechnology and genome companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 12.04%. On a net asset value (“NAV”) basis, the Fund returned 11.94%. During the same time period, the Index returned 12.22%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the S&P Composite 1500® Biotech Index (the “Benchmark Index”) returned 6.45%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 95% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 5% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund.

Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the biotechnology sub-industry.

For the fiscal year ended April 30, 2018, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services sub-industry. The health care equipment sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Kite Pharma, Inc., a biotechnology company (no longer held at fiscal year-end) and FibroGen, Inc., a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included OPKO Health, Inc., a biotechnology company (portfolio average weight of 2.43%) and Exelixis, Inc., a biotechnology company (portfolio average weight of 3.79%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Biotechnology	81.1
Life Sciences Tools & Services	13.9
Pharmaceuticals	5.1
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Illumina, Inc.	5.6
Qiagen N.V.	5.2
Vertex Pharmaceuticals, Inc.	5.1
Regeneron Pharmaceuticals, Inc.	5.1
Biogen, Inc.	5.1
Amgen, Inc.	5.1
Celgene Corp.	4.9
Exelixis, Inc.	3.8
Momenta Pharmaceuticals, Inc.	3.6
Enanta Pharmaceuticals, Inc.	3.4
Total	46.9

*	Excluding money market fund holdings.

4

Invesco Dynamic Biotechnology & Genome ETF (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	12.22%	(2.78)%	(8.11)%	11.77%	74.44%	11.29%	191.52%	10.25%	250.34%
S&P Composite 1500® Biotech Index	6.45%	0.80%	2.43%	12.79%	82.56%	15.62%	327.05%	14.06%	442.59%
Fund
NAV Return	11.94%	(2.56)%	(7.48)%	11.78%	74.54%	10.80%	178.88%	9.91%	236.88%
Market Price Return	12.04%	(2.50)%	(7.30)%	11.80%	74.69%	10.81%	179.06%	9.92%	237.08%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PKB	Manager’s Analysis
Invesco Dynamic Building & Construction ETF (PKB)

As an index fund, the Invesco Dynamic Building & Construction ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Index. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of building and construction companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 2.70%. On a net asset value (“NAV”) basis, the Fund returned 2.73%. During the same time period, the Index returned 3.35%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned 4.41%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the homebuilding sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the construction & engineering and industrial machinery sub-industries.

For the fiscal year ended April 30, 2018, the homebuilding sub-industry contributed most significantly to the Fund’s return, followed by the forest products sub-industry. The construction materials sub-industry detracted most significantly from the Fund’s return, followed by the construction & engineering and trading companies & distributors sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included NVR, Inc., a homebuilding company (no longer held at fiscal year-end) and LGI Homes, Inc., a homebuilding company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Forterra, Inc., a construction materials company (no longer held at fiscal year-end) and Argan Inc., a construction & engineering company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Homebuilding	29.6
Building Products	20.8
Construction & Engineering	7.6
Construction Machinery & Heavy Trucks	7.1
Forest Products	5.6
Specialty Stores	5.4
Home Improvement Retail	5.2
Construction Materials	4.8
Multi-Utilities	3.0
Distributors	2.8
Environmental & Facilities Services	2.8
Renewable Electricity	2.7
Trading Companies & Distributors	2.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
PulteGroup, Inc.	5.5
Tractor Supply Co.	5.4
D.R. Horton, Inc.	5.2
Home Depot, Inc. (The)	5.2
AAON, Inc.	5.1
Jacobs Engineering Group, Inc.	4.9
Lennar Corp., Class A	4.8
Owens Corning	4.1
USG Corp.	3.4
MDU Resources Group, Inc.	3.0
Total	46.6

*	Excluding money market fund holdings.

6

Invesco Dynamic Building & Construction ETF (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	3.35%	10.64%	35.43%	9.96%	60.78%	7.41%	104.30%	7.16%	137.51%
S&P Composite 1500® Construction & Engineering Index	4.41%	7.36%	23.76%	5.04%	27.89%	0.86%	8.95%	6.79%	127.48%
Fund
NAV Return	2.73%	9.91%	32.76%	9.23%	55.47%	6.61%	89.62%	6.30%	114.71%
Market Price Return	2.70%	9.93%	32.86%	9.26%	55.68%	6.62%	89.79%	6.30%	114.63%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

PXE	Manager’s Analysis
Invesco Dynamic Energy Exploration & Production ETF (PXE)

As an index fund, the Invesco Dynamic Energy Exploration & Production ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies involved in the exploration and production of natural resources used to produce energy that comprise the Index. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of energy exploration and production companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 21.31%. On a net asset value (“NAV”) basis, the Fund returned 21.00%. During the same time period, the Index returned 21.75%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned 13.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was also selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2018, the oil & gas refining & marketing sub-industry contributed most significantly to the Fund’s return. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the gas utilities sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Valero Energy Corp., an oil & gas refining & marketing company (portfolio average weight of 5.23%) and HollyFrontier Corp., an oil & gas refining & marketing company (portfolio average weight of 2.97%). Positions that detracted most significantly from the Fund’s return during this period included Energy XXI Gulf Coast, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end) and EP Energy Corp. Class A., an oil & gas exploration & production company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Oil & Gas Exploration & Production	54.9
Oil & Gas Refining & Marketing	35.5
Integrated Oil & Gas	4.8
Oil & Gas Drilling	2.4
Gas Utilities	2.4
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Continental Resources, Inc.	5.8
Phillips 66	5.2
Valero Energy Corp.	5.1
Devon Energy Corp.	5.1
ConocoPhillips	5.1
Occidental Petroleum Corp.	4.8
Marathon Petroleum Corp.	4.8
EOG Resources, Inc.	4.7
Andeavor	3.4
Delek US Holdings, Inc.	3.2
Total	47.2

*	Excluding money market fund holdings.

8

Invesco Dynamic Energy Exploration & Production ETF (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	21.75%	(4.94)%	(14.10)%	(1.13)%	(5.52)%	1.61%	17.31%	5.66%	99.16%
S&P Composite 1500® Oil & Gas Exploration & Production Index	13.97%	(7.55)%	(20.98)%	(2.19)%	(10.47)%	(2.75)%	(24.30)%	3.25%	49.19%
Fund
NAV Return	21.00%	(5.31)%	(15.09)%	(1.62)%	(7.86)%	0.99%	10.35%	5.04%	85.02%
Market Price Return	21.31%	(5.22)%	(14.85)%	(1.55)%	(7.50)%	1.03%	10.76%	5.05%	85.27%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.88% and the net annual operating expense ratio was indicated as 0.80%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PBJ	Manager’s Analysis
Invesco Dynamic Food & Beverage ETF (PBJ)

As an index fund, the Invesco Dynamic Food & Beverage ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Index. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations as tobacco growers and manufactures, or pet supplies stores are specifically excluded from this universe.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of food and beverage companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned (1.82)%. On a net asset value (“NAV”) basis, the Fund returned (1.70)%. During the same time period, the Index returned (1.05)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, as well as trading costs around the rebalances that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned (8.31)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food distributors sub-industry and most underweight in the tobacco sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the soft drinks sub-industry.

For the fiscal year ended April 30, 2018, the distillers & vintners sub-industry contributed most significantly to the Fund’s return, followed by the food distributors and brewers sub-industries, respectively. The packaged foods & meats sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Constellation Brands, Inc., Class A, a distillers & vintners company (portfolio average weight of 5.27%) and Boston Beer Co., Inc. (The), Class A, a brewers company (portfolio average weight of 1.98%). Positions that detracted most significantly from the Fund’s return during this period included Dean Foods Co., a packaged foods & meats company (no longer held at fiscal year-end) and Tyson Foods, Inc., Class A, a packaged foods & meats company (portfolio average weight of 3.00%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Packaged Foods & Meats	48.9
Food Distributors	16.4
Food Retail	10.5
Restaurants	7.9
Distillers & Vintners	5.4
Soft Drinks	4.2
Brewers	3.6
Agricultural Products	3.0
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Constellation Brands, Inc., Class A	5.4
Sysco Corp.	5.3
McDonald’s Corp.	5.2
Tyson Foods, Inc., Class A	4.7
Kroger Co. (The)	4.6
Mondelez International, Inc., Class A	4.5
Monster Beverage Corp.	4.2
General Mills, Inc.	3.9
Boston Beer Co., Inc. (The), Class A	3.6
Lamb Weston Holdings, Inc.	3.3
Total	44.7

*	Excluding money market fund holdings.

10

Invesco Dynamic Food & Beverage ETF (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Food & Beverage IntellidexSM Index	(1.05)%	3.42%	10.62%	8.83%	52.69%	9.11%	139.15%	8.58%	188.11%
S&P Composite 1500® Food Beverage & Tobacco Index	(8.31)%	5.97%	19.01%	8.21%	48.34%	11.06%	185.51%	11.23%	292.62%
Fund
NAV Return	(1.70)%	2.75%	8.46%	8.11%	47.70%	8.37%	123.41%	7.86%	164.44%
Market Price Return	(1.82)%	2.71%	8.37%	8.09%	47.53%	8.36%	123.20%	7.85%	164.04%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PEJ	Manager’s Analysis
Invesco Dynamic Leisure and Entertainment ETF (PEJ)

As an index fund, the Invesco Dynamic Leisure and Entertainment ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of leisure and entertainment companies that comprise the Index. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include, hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses, as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of leisure companies and entertainment companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 8.01%. On a net asset value (“NAV”) basis, the Fund returned 7.84%. During the same time period, the Index returned 8.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Hotels Restaurants & Leisure Index (the “Benchmark Index”) returned 15.32%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the airlines sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the movies & entertainment sub-industry.

For the fiscal year ended April 30, 2018, the casino & gaming sub-industry contributed most significantly to the Fund’s return, followed by the hotels, resorts & cruise lines sub-industry. The restaurants, movies & entertainment, and cable & satellite sub-industries were the greatest detractors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included SkyWest, Inc., an airlines company (portfolio average weight of 2.26%) and Pinnacle Entertainment, Inc., a casino and gaming company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included MSG Networks, Inc., Class A, a cable & satellite company (portfolio average weight of 0.68%) and Viacom Inc., Class B, a movies & entertainment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Casinos & Gaming	26.5
Hotels, Resorts & Cruise Lines	23.6
Airlines	18.1
Restaurants	10.6
Movies & Entertainment	5.3
Leisure Facilities	5.2
Food Distributors	2.9
Internet Software & Services	2.8
Broadcasting	2.7
Cable & Satellite	2.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Wynn Resorts Ltd.	5.7
McDonald’s Corp.	5.2
United Continental Holdings, Inc.	5.1
Las Vegas Sands Corp.	5.0
Delta Air Lines, Inc.	5.0
Marriott International, Inc., Class A	4.8
Hilton Worldwide Holdings, Inc.	4.7
MGM Resorts International	4.5
Bluegreen Vacations Corp.	3.5
Eldorado Resorts, Inc.	3.4
Total	46.9

*	Excluding money market fund holdings.

12

Invesco Dynamic Leisure and Entertainment ETF (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

In.dex	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	8.63%	8.69%	28.40%	12.03%	76.45%	13.12%	243.17%	10.65%	267.03%
S&P Composite 1500® Hotels Restaurants & Leisure Index	15.32%	15.18%	52.81%	15.00%	101.14%	14.02%	271.29%	12.55%	356.86%
Fund
NAV Return	7.84%	7.89%	25.59%	11.20%	69.99%	12.24%	217.42%	9.95%	238.36%
Market Price Return	8.01%	7.96%	25.82%	11.25%	70.39%	12.25%	217.71%	9.96%	238.99%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PBS	Manager’s Analysis
Invesco Dynamic Media ETF (PBS)

As an index fund, the Invesco Dynamic Media ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Index. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet, as well as direct to home satellite services, traditional cable services, and advertising and related services.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of media companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 4.67%. On a net asset value (“NAV”) basis, the Fund returned 4.64%. During the same time period, the Index returned 5.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned (11.11)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the cable & satellite sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight exposure to the internet & direct marketing retail sub-industry.

For the fiscal year ended April 30, 2018, the internet & direct marketing retail sub-industry contributed most significantly to the Fund’s return, followed by the publishing and internet software & services sub-industries, respectively. The broadcasting sub-industry detracted most significantly from the Fund’s return, followed by cable & satellite and thrifts & mortgage finance sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Netflix, Inc., an internet & direct marketing retail company (portfolio average weight of 5.03%) and IAC/InterActiveCorp., an internet software & services company (portfolio average weight of 2.33%). Positions that detracted most significantly from the Fund’s return during this period included MSG Networks, Inc., Class A, a cable & satellite company (portfolio average weight of 2.07%) and Viacom, Inc., Class B, a movies & entertainment company (portfolio average weight of 1.96%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Internet Software & Services	32.3
Movies & Entertainment	24.2
Internet & Direct Marketing Retail	8.5
Publishing	8.4
Cable & Satellite	8.0
Broadcasting	8.0
Advertising	5.7
Diversified Support Services	2.8
Thrifts & Mortgage Finance	2.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Netflix, Inc.	6.1
Sirius XM Holdings, Inc.	5.6
Time Warner, Inc.	5.4
Twenty-First Century Fox, Inc., Class A	5.3
Facebook, Inc., Class A	5.2
Walt Disney Co. (The)	5.1
Twitter, Inc.	5.1
Alphabet, Inc., Class A	4.9
Match Group, Inc.	3.4
World Wrestling Entertainment, Inc., Class A	3.3
Total	49.4

*	Excluding money market fund holdings.

14

Invesco Dynamic Media ETF (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Media IntellidexSM Index	5.42%	4.17%	13.04%	9.02%	53.98%	9.51%	148.03%	6.63%	128.23%
S&P Composite 1500® Media Index	(11.11)%	1.85%	5.67%	9.23%	55.50%	11.68%	201.80%	8.85%	197.47%
Fund
NAV Return	4.64%	3.42%	10.61%	8.25%	48.63%	8.64%	128.95%	5.98%	110.82%
Market Price Return	4.67%	3.46%	10.73%	8.27%	48.80%	8.63%	128.77%	5.98%	110.97%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PXQ	Manager’s Analysis
Invesco Dynamic Networking ETF (PXQ)

As an index fund, the Invesco Dynamic Networking ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Networking IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Index. These companies are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of networking companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 15.73%. On a net asset value (“NAV”) basis, the Fund returned 15.70%. During the same time period, the Index returned 15.90%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned 27.12%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was also selected for its recognition in the marketplace and its performance comparison is a useful measure for investors as a broad representation of the communications equipment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the communications equipment sub-industry and overweight in the systems software sub-industry.

For the fiscal year ended April 30, 2018, the systems software sub-industry contributed most significantly to the Fund’s return followed by the communications equipment and internet software & services sub-industries, respectively. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the electronic equipment & instruments sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Arista Networks, Inc., a communications equipment company (portfolio average weight of 3.90%) and VMware, Inc., Class A, a systems software company (portfolio average weight of 5.03%). Positions that detracted most significantly from the Fund’s return during this period included Applied Optoelectronics, Inc., a communications equipment company (no longer held at fiscal year-end) and QUALCOMM, Inc., a semiconductors company (portfolio average weight of 0.75%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Communications Equipment	51.2
Systems Software	24.4
Electronic Components	7.0
Technology Hardware, Storage & Peripherals	4.8
Semiconductors	4.1
Application Software	3.1
Internet Software & Services	2.7
Consumer Electronics	2.7
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Arista Networks, Inc.	5.4
VMware, Inc., Class A	5.4
Motorola Solutions, Inc.	5.3
Cisco Systems, Inc.	5.2
Apple, Inc.	4.8
Check Point Software Technologies Ltd.	4.7
Amphenol Corp., Class A	4.7
QUALCOMM, Inc.	4.1
Mitel Networks Corp.	3.7
Ubiquiti Networks, Inc.	3.4
Total	46.7

*	Excluding money market fund holdings.

16

Invesco Dynamic Networking ETF (PXQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Networking IntellidexSM Index	15.90%	11.78%	39.65%	15.89%	109.02%	13.03%	240.40%	10.72%	270.07%
S&P Composite 1500® Communications Equipment Index	27.12%	14.44%	49.86%	14.52%	96.98%	7.38%	103.84%	7.03%	139.39%
Fund
NAV Return	15.70%	11.41%	38.30%	15.35%	104.19%	12.35%	220.31%	10.08%	243.43%
Market Price Return	15.73%	11.44%	38.40%	15.38%	104.52%	12.36%	220.64%	10.08%	243.57%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.89% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PXJ	Manager’s Analysis
Invesco Dynamic Oil & Gas Services ETF (PXJ)

As an index fund, the Invesco Dynamic Oil & Gas Services ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Index. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of oil and gas services companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned (6.72)%. On a net asset value (“NAV”) basis, the Fund returned (6.71)%. During the same time period, the Index returned (6.31)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned 2.48%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the oil & gas storage & transportation sub-industry, as well as stock selection in the oil & gas equipment & services sub-industry.

For the fiscal year ended April 30, 2018, there were no contributing sub-industries. The oil & gas storage & transportation sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas equipment & services sub-industry, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Helix Energy Solutions Group Inc., an oil & gas equipment & services company (portfolio average weight of 2.59%) and Helmerich & Payne, Inc., an oil & gas drilling company (portfolio average weight of 5.19%). Positions that detracted most significantly from the Fund’s return during this period included Weatherford International PLC, an oil & gas equipment & services company (no longer held at fiscal year-end) and Nabors Industries Ltd., an oil & gas drilling company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Oil & Gas Equipment & Services	71.8
Oil & Gas Drilling	25.5
Oil & Gas Storage & Transportation	2.7
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Baker Hughes a GE Co.	6.1
Core Laboratories NV	5.4
Halliburton Co.	5.3
National Oilwell Varco, Inc.	5.2
TechnipFMC PLC	5.1
Helmerich & Payne, Inc.	5.0
Schlumberger Ltd.	5.0
Fts International, Inc.	4.8
Oil States International, Inc.	3.6
Transocean Ltd.	3.4
Total	48.9

*	Excluding money market fund holdings.

18

Invesco Dynamic Oil & Gas Services ETF (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	(6.31)%	(17.96)%	(44.79)%	(13.72)%	(52.19)%	(9.07)%	(61.35)%	(2.88)%	(30.67)%
S&P Composite 1500® Energy Equipment & Services Index	2.48%	(7.02)%	(19.63)%	(3.11)%	(14.61)%	(3.19)%	(27.71)%	2.57%	37.32%
Fund
NAV Return	(6.71)%	(18.43)%	(45.73)%	(14.26)%	(53.65)%	(9.67)%	(63.84)%	(3.46)%	(35.67)%
Market Price Return	(6.72)%	(18.45)%	(45.76)%	(14.26)%	(53.65)%	(9.66)%	(63.80)%	(3.47)%	(35.67)%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.75% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

PJP	Manager’s Analysis
Invesco Dynamic Pharmaceuticals ETF (PJP)

As an index fund, the Invesco Dynamic Pharmaceuticals ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of pharmaceutical companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 2.05%. On a net asset value (“NAV”) basis, the Fund returned 1.99%. During the same time period, the Index returned 2.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned 2.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index is due to the fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2018, biotechnology was the primary contributing sub-industry. The pharmaceuticals sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Enanta Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 2.12%) and AbbVie, Inc., a biotechnology company (portfolio average weight of 4.77%). Positions that detracted most significantly from the Fund’s return during this period included Lannett Company, Inc., a pharmaceuticals company (no longer held at fiscal year-end) and Endo International PLC, a pharmaceuticals company (portfolio average weight of 2.16%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Pharmaceuticals	47.7
Biotechnology	47.1
Health Care Equipment	5.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Eli Lilly & Co.	5.5
Pfizer, Inc.	5.4
Abbott Laboratories	5.2
Biogen, Inc.	5.1
Amgen, Inc.	5.0
Celgene Corp.	4.9
AbbVie, Inc.	4.3
Bristol-Myers Squibb Co.	4.2
Supernus Pharmaceuticals, Inc.	3.5
Enanta Pharmaceuticals, Inc.	3.4
Total	46.5

*	Excluding money market fund holdings.

20

Invesco Dynamic Pharmaceuticals ETF (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	2.55%	(3.48)%	(10.07)%	11.47%	72.09%	16.08%	344.36%	13.83%	428.52%
S&P Composite 1500® Pharmaceuticals Index	2.25%	2.56%	7.87%	9.56%	57.85%	11.04%	185.03%	8.52%	185.92%
Fund
NAV Return	1.99%	(3.96)%	(11.42)%	10.88%	67.57%	15.37%	317.75%	13.16%	389.70%
Market Price Return	2.05%	(3.92)%	(11.30)%	10.89%	67.66%	15.38%	318.24%	13.17%	390.31%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

PMR	Manager’s Analysis
Invesco Dynamic Retail ETF (PMR)

As an index fund, the Invesco Dynamic Retail ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Retail IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Index. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores. Dealers of motor vehicles and parts, auction houses or rental companies also may be included.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of retail companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 3.03%. On a net asset value (“NAV”) basis, the Fund returned 2.87%. During the same time period, the Index returned 3.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Retailing Index (the “Benchmark Index”) returned 33.79%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the retail industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the hypermarkets & super centers sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the internet & direct marketing retail sub-industry.

For the fiscal year ended April 30, 2018, the homefurnishing retail sub-industry contributed most significantly to the Fund’s return, followed by the hypermarkets & super centers and computer & electronics retail sub-industries, respectively. The food retail sub-industry detracted most significantly from the Fund’s return, followed by the drug retail sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included RH, a homefurnishing retail company (portfolio average weight of 2.86%) and Best Buy Co., Inc., a computer & electronics retail company (portfolio average weight of 5.03%). Positions that detracted most significantly from the Fund’s return during this period included Ingles Markets, Inc., Class A, a food retail company (no longer held at fiscal year-end) and Ulta Beauty Inc., a specialty stores company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Hypermarkets & Super Centers	13.0
Automotive Retail	12.9
Food Retail	10.5
Apparel Retail	9.3
Department Stores	8.2
Computer & Electronics Retail	7.5
General Merchandise Stores	6.9
Homefurnishing Retail	5.4
Trading Companies & Distributors	5.3
Internet & Direct Marketing Retail	5.2
Home Improvement Retail	5.0
Specialty Stores	2.8
Diversified Support Services	2.8
Distributors	2.6
Forest Products	2.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Best Buy Co., Inc.	5.3
Costco Wholesale Corp.	5.3
Amazon.com, Inc.	5.2
O’Reilly Automotive, Inc.	5.1
Home Depot, Inc. (The)	5.0
Target Corp.	4.8
Walmart, Inc.	4.7
Kroger Co. (The)	4.6
Weis Markets, Inc.	3.3
Abercrombie & Fitch Co., Class A	3.2
Total	46.5

*	Excluding money market fund holdings.

22

Invesco Dynamic Retail ETF (PMR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Retail IntellidexSM Index	3.28%	(0.05)%	(0.15)%	6.38%	36.25%	10.52%	171.83%	9.01%	194.40%
S&P Composite 1500® Retailing Index	33.79%	20.96%	77.00%	21.51%	164.85%	18.43%	442.64%	14.17%	425.02%
Fund
NAV Return	2.87%	(0.61)%	(1.81)%	5.69%	31.85%	9.77%	154.08%	8.32%	171.80%
Market Price Return	3.03%	(0.58)%	(1.73)%	5.72%	32.04%	9.79%	154.36%	8.32%	171.92%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.99% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PSI	Manager’s Analysis
Invesco Dynamic Semiconductors ETF (PSI)

As an index fund, the Invesco Dynamic Semiconductors ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Index. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads.

Strictly in accordance with its guidelines and mandated procedures, NSYE Group, Inc. (the “Index Provider”) includes common stocks of semiconductor companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 15.38%. On a net asset value (“NAV”) basis, the Fund returned 15.42%. During the same time period, the Index returned 16.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 32.55%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocations to the semiconductor equipment and semiconductor sub-industries.

For the fiscal year ended April 30, 2018, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment and electric components sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included NVIDIA Corp., a semiconductors company (portfolio average weight of 5.27%) and Micron Technology, Inc., a semiconductors company (portfolio average weight of 5.33%). Positions that detracted most significantly from the Fund’s return during this period included Axcelis Technologies, Inc., a semiconductor equipment company (portfolio average weight of 1.00%) and QUALCOMM Inc., a semiconductors company (portfolio average weight of 0.76%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Semiconductors	63.3
Semiconductor Equipment	31.3
Electronic Components	5.4
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Intel Corp.	6.0
Micron Technology, Inc.	5.5
Texas Instruments, Inc.	5.2
NVIDIA Corp.	4.9
Broadcom, Inc.	4.9
Applied Materials, Inc.	4.7
NXP Semiconductors NV	4.4
QUALCOMM, Inc.	4.4
Rambus, Inc.	3.1
Microsemi Corp.	3.1
Total	46.2

*	Excluding money market fund holdings.

24

Invesco Dynamic Semiconductors ETF (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	16.19%	24.30%	92.06%	28.20%	246.30%	13.10%	242.45%	10.98%	281.53%
S&P Composite 1500® Semiconductor Index	32.55%	22.93%	85.78%	23.91%	192.16%	13.72%	261.58%	9.85%	234.58%
Fund
NAV Return	15.42%	23.44%	88.10%	27.22%	233.25%	12.26%	217.90%	10.18%	247.48%
Market Price Return	15.38%	23.45%	88.14%	27.29%	234.12%	12.27%	218.08%	10.18%	247.47%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PSJ	Manager’s Analysis
Invesco Dynamic Software ETF (PSJ)

As an index fund, the Invesco Dynamic Software ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Software IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Index. These are companies that are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-part software applications, primarily to resellers, retailers, and corporations.

Strictly in accordance with its existing guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of software companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 32.80%. On a net asset value (“NAV”) basis, the Fund returned 32.51%. During the same time period, the Index returned 33.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned 25.03%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the internet software & services sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the application software sub-industry.

For the fiscal year ended April 30, 2018, the application software sub-industry contributed most significantly to the Fund’s return, followed by the systems software and internet software & services sub-industries, respectively. The communications equipment sub-industry was the greatest detracting sub-industry followed by education services and health care technology sub-industries, respectively

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Adobe Systems, Inc., an application software company (portfolio average weight of 5.12%) and Square Inc., Class A, a data processing & outsourced services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included HealthStream, Inc., a health care technology company (no longer held at fiscal year-end) and Pegasystems, Inc., an application software company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Application Software	41.7
Systems Software	24.1
Internet Software & Services	8.7
Health Care Technology	7.7
Home Entertainment Software	7.3
Industrial Conglomerates	4.7
IT Consulting & Other Services	3.1
Data Processing & Outsourced Services	2.8
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Red Hat, Inc.	5.6
Adobe Systems, Inc.	5.5
Intuit, Inc.	5.4
salesforce.com, inc.	5.3
ServiceNow, Inc.	5.3
Microsoft Corp.	5.1
Activision Blizzard, Inc.	4.8
Roper Technologies, Inc.	4.7
Paycom Software, Inc.	3.2
Varonis Systems, Inc.	3.2
Total	48.1

*	Excluding money market fund holdings.

26

Invesco Dynamic Software ETF (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Software IntellidexSM Index	33.43%	19.51%	70.68%	19.52%	143.93%	15.81%	333.81%	13.60%	414.68%
S&P Composite 1500® Software & Services Index	25.03%	20.93%	76.84%	19.69%	145.68%	14.08%	273.45%	12.37%	347.49%
Fund
NAV Return	32.51%	18.65%	67.01%	18.68%	135.41%	15.01%	305.03%	12.87%	373.97%
Market Price Return	32.80%	18.69%	67.18%	18.74%	136.03%	15.02%	305.31%	12.88%	374.26%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

27

Schedule of Investments(a)

Invesco Dynamic Biotechnology & Genome ETF (PBE)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.1%
	Biotechnology—81.1%
67,698	Amgen, Inc.	$11,811,947
164,926	Arena Pharmaceuticals, Inc.(b)	6,570,652
43,368	Biogen, Inc.(b)	11,865,485
131,708	Celgene Corp.(b)	11,471,767
235,567	CytomX Therapeutics, Inc.(b)	6,195,412
304,514	Dyax Corp.(b)(c)	338,011
136,409	Emergent Biosolutions, Inc.(b)	7,074,171
84,841	Enanta Pharmaceuticals, Inc.(b)	7,894,455
424,453	Exelixis, Inc.(b)	8,837,111
91,352	Foundation Medicine, Inc.(b)	6,974,725
214,561	Genomic Health, Inc.(b)	6,808,021
349,442	Halozyme Therapeutics, Inc.(b)	6,614,937
620,370	ImmunoGen, Inc.(b)	6,817,866
263,482	Intellia Therapeutics, Inc.(b)(d)	5,274,910
135,069	Ionis Pharmaceuticals, Inc.(b)	5,812,019
50,334	Madrigal Pharmaceuticals, Inc.(b)	5,695,795
398,652	Momenta Pharmaceuticals, Inc.(b)	8,291,962
206,031	Myriad Genetics, Inc.(b)	5,828,617
1,861,111	OPKO Health, Inc.(b)(d)	5,657,777
39,110	Regeneron Pharmaceuticals, Inc.(b)	11,876,925
192,602	Repligen Corp.(b)	7,126,274
43,354	Sage Therapeutics, Inc.(b)	6,239,508
265,245	Sangamo Therapeutics, Inc.(b)	4,190,871
57,314	United Therapeutics Corp.(b)	6,310,845
381,712	Vanda Pharmaceuticals, Inc.(b)	5,324,882
78,378	Vertex Pharmaceuticals, Inc.(b)	12,004,374

		188,909,319

	Life Sciences Tools & Services—13.9%
48,295	Bio-Techne Corp.	7,288,198
54,474	Illumina, Inc.(b)	13,124,421
368,045	Qiagen N.V.(b)	12,038,752

		32,451,371

	Pharmaceuticals—5.1%
120,760	Assembly Biosciences, Inc.(b)	5,250,645
158,822	Catalent, Inc.(b)	6,529,172

		11,779,817

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $222,061,497)—100.1%	233,140,507

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.4%
10,281,547	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $10,281,547)	10,281,547

	Total Investments in Securities (Cost $232,343,044)—104.5%	243,422,054
	Other assets less liabilities—(4.5)%	(10,512,420)

	Net Assets—100.0%	$232,909,634

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)	All or a portion of this security was out on loan at April 30, 2018.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

Invesco Dynamic Building & Construction ETF (PKB)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Building Products—20.8%
122,584	A.O. Smith Corp.	$7,520,528
422,817	AAON, Inc.	14,375,778
173,281	Owens Corning	11,348,173
454,082	PGT Innovations, Inc.(b)	7,923,731
138,628	Simpson Manufacturing Co., Inc.	7,580,179
239,637	USG Corp.(b)	9,640,596

		58,388,985

	Construction & Engineering—7.6%
235,389	Jacobs Engineering Group, Inc.	13,673,747
452,047	KBR, Inc.	7,544,664

		21,218,411

	Construction Machinery & Heavy Trucks—7.1%
253,460	Manitowoc Co., Inc. (The)(b)	6,247,789
95,921	Oshkosh Corp.	6,921,660
187,612	Terex Corp.	6,851,590

		20,021,039

	Construction Materials—4.8%
255,883	Summit Materials, Inc., Class A(b)	7,200,548
105,690	US Concrete, Inc.(b)	6,177,580

		13,378,128

	Distributors—2.8%
56,517	Pool Corp.	7,845,125

	Environmental & Facilities Services—2.8%
161,558	Tetra Tech, Inc.	7,819,407

	Forest Products—5.6%
186,698	Boise Cascade Co.	7,766,637
277,037	Louisiana-Pacific Corp.	7,848,458

		15,615,095

	Home Improvement Retail—5.2%
79,457	Home Depot, Inc. (The)	14,683,654

	Homebuilding—29.6%
48,493	Cavco Industries, Inc.(b)	8,260,783
332,907	D.R. Horton, Inc.	14,694,515
252,182	Lennar Corp., Class A	13,337,906
175,472	Meritage Homes Corp.(b)	7,808,504
504,779	PulteGroup, Inc.	15,325,091
173,807	Toll Brothers, Inc.	7,327,703
474,439	TRI Pointe Group, Inc.(b)	8,117,651
303,862	William Lyon Homes, Class A(b)	8,161,733

		83,033,886

	Multi-Utilities—3.0%
297,900	MDU Resources Group, Inc.	8,391,843

	Renewable Electricity—2.7%
127,885	Ormat Technologies, Inc.	7,404,541

	Specialty Stores—5.4%
223,958	Tractor Supply Co.	15,229,144

	Trading Companies & Distributors—2.6%
150,961	Beacon Roofing Supply, Inc.(b)	7,389,541

	Total Common Stocks (Cost $273,504,199)	280,418,799

Number of Shares		Value
	Money Market Fund—0.1%
316,797	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $316,797)	$316,797

	Total Investments in Securities (Cost $273,820,996)—100.1%	280,735,596
	Other assets less liabilities—(0.1)%	(226,010)

	Net Assets—100.0%	$280,509,586

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Gas Utilities—2.4%
22,981	National Fuel Gas Co.	$1,180,074

	Integrated Oil & Gas—4.8%
30,805	Occidental Petroleum Corp.	2,379,994

	Oil & Gas Drilling—2.4%
52,985	Unit Corp.(b)	1,201,700

	Oil & Gas Exploration & Production—54.9%
61,734	Antero Resources Corp.(b)	1,172,946
47,744	Cabot Oil & Gas Corp.	1,141,559
58,969	California Resources Corp.(b)(c)	1,500,761
11,981	Cimarex Energy Co.	1,205,169
38,108	ConocoPhillips	2,496,074
43,201	Continental Resources, Inc.(b)	2,853,858
472,472	Denbury Resources, Inc.(b)	1,554,433
68,815	Devon Energy Corp.	2,500,049
9,273	Diamondback Energy, Inc.(b)	1,191,117
20,997	Energen Corp.(b)	1,374,044
19,536	EOG Resources, Inc.	2,308,569
22,498	EQT Corp.	1,129,175
135,153	Laredo Petroleum, Inc.(b)	1,486,683
75,322	Marathon Oil Corp.	1,374,626
43,773	Murphy Oil Corp.	1,318,005
309,038	Southwestern Energy Co.(b)	1,267,056
125,785	Tellurian, Inc.(b)(c)	1,197,473

		27,071,597

	Oil & Gas Refining & Marketing—35.5%
12,332	Andeavor	1,705,762
35,922	CVR Energy, Inc.(c)	1,239,309
79,680	CVR Refining LP	1,370,496
33,566	Delek US Holdings, Inc.	1,590,022
25,932	HollyFrontier Corp.	1,573,813
31,485	Marathon Petroleum Corp.	2,358,541
65,187	Par Pacific Holdings, Inc.(b)	1,099,705
38,055	PBF Energy, Inc., Class A	1,458,648
23,219	Phillips 66	2,584,507
22,733	Valero Energy Corp.	2,521,772

		17,502,575

	Total Common Stocks & Other Equity Interests (Cost $40,385,499)	49,335,940

	Money Market Fund—0.2%
79,395	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $79,395)	79,395

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $40,464,894)—100.2%	49,415,335

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.3%
3,609,909	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $3,609,909)	$3,609,909

	Total Investments in Securities (Cost $44,074,803)—107.5%	53,025,244
	Other assets less liabilities—(7.5)%	(3,700,810)

	Net Assets—100.0%	$49,324,434

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

Invesco Dynamic Food & Beverage ETF (PBJ)

April 30, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Agricultural Products—3.0%
51,032	Archer-Daniels-Midland Co.	$2,315,832

	Brewers—3.6%
12,769	Boston Beer Co., Inc. (The), Class A(b)	2,862,171

	Distillers & Vintners—5.4%
18,333	Constellation Brands, Inc., Class A	4,273,972

	Food Distributors—16.4%
61,063	Andersons, Inc. (The)	1,993,707
69,643	Performance Food Group Co.(b)	2,259,915
66,377	Sysco Corp.	4,151,217
49,780	United Natural Foods, Inc.(b)	2,241,096
66,182	US Foods Holding Corp.(b)	2,262,101

		12,908,036

	Food Retail—10.5%
143,534	Kroger Co. (The)	3,615,622
83,540	Sprouts Farmers Market, Inc.(b)	2,091,006
55,904	Weis Markets, Inc.	2,572,702

		8,279,330

	Packaged Foods & Meats—48.9%
24,758	Calavo Growers, Inc.	2,319,825
49,966	Cal-Maine Foods, Inc.(b)	2,433,344
48,478	Campbell Soup Co.	1,976,933
59,296	Conagra Brands, Inc.	2,198,103
102,408	Flowers Foods, Inc.	2,315,445
71,101	General Mills, Inc.	3,109,958
64,579	Hormel Foods Corp.	2,340,989
17,350	JM Smucker Co. (The)	1,979,288
39,648	Lamb Weston Holdings, Inc.	2,589,807
89,794	Mondelez International, Inc., Class A	3,546,863
126,849	Nomad Foods Ltd. (United Kingdom)(b)	2,091,740
85,482	Pilgrim’s Pride Corp.(b)	1,846,411
17,649	Sanderson Farms, Inc.	1,961,863
527	Seaboard Corp.	2,111,715
156,696	Simply Good Foods Co. (The)(b)	2,030,780
52,309	Tyson Foods, Inc., Class A	3,666,861

		38,519,925

	Restaurants—7.9%
34,760	Dunkin’ Brands Group, Inc.	2,118,970
24,317	McDonald’s Corp.	4,071,638

		6,190,608

	Soft Drinks—4.2%
60,171	Monster Beverage Corp.(b)	3,309,405

	Total Common Stocks (Cost $75,596,503)	78,659,279

	Money Market Fund—0.2%
126,369	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $126,369)	126,369

	Total Investments in Securities (Cost $75,722,872)—100.1%	78,785,648
	Other assets less liabilities—(0.1)%	(53,350)

	Net Assets—100.0%	$78,732,298

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments(a)

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Airlines—18.1%
23,187	Copa Holdings SA, Class A (Panama)	$2,716,821
110,762	Delta Air Lines, Inc.	5,783,992
86,388	Hawaiian Holdings, Inc.	3,559,186
56,591	SkyWest, Inc.	3,220,028
87,264	United Continental Holdings, Inc.(b)	5,893,810

		21,173,837

	Broadcasting—2.7%
61,682	AMC Networks, Inc., Class A(b)	3,207,464

	Cable & Satellite—2.3%
128,798	MSG Networks, Inc., Class A(b)	2,640,359

	Casinos & Gaming—26.5%
93,240	Boyd Gaming Corp.	3,096,500
98,751	Eldorado Resorts, Inc.(b)	3,999,415
79,786	Las Vegas Sands Corp.	5,850,707
168,666	MGM Resorts International	5,299,486
75,518	Monarch Casino & Resort, Inc.(b)	3,221,598
94,045	Red Rock Resorts, Inc., Class A	2,839,219
35,452	Wynn Resorts Ltd.	6,600,808

		30,907,733

	Food Distributors—2.9%
103,752	Performance Food Group Co.(b)	3,366,752

	Hotels, Resorts & Cruise Lines—23.6%
173,872	Bluegreen Vacations Corp.	4,046,001
39,535	Choice Hotels International, Inc.	3,164,777
72,801	Hilton Grand Vacations, Inc.(b)	3,130,443
69,805	Hilton Worldwide Holdings, Inc.	5,503,426
39,056	Hyatt Hotels Corp., Class A	3,002,235
41,397	Marriott International, Inc., Class A	5,658,142
26,513	Wyndham Worldwide Corp.	3,028,050

		27,533,074

	Internet Software & Services—2.8%
32,306	GrubHub, Inc.(b)	3,267,429

	Leisure Facilities—5.2%
47,359	Cedar Fair LP	3,208,099
70,241	International Speedway Corp., Class A	2,886,905

		6,095,004

	Movies & Entertainment—5.3%
66,381	Live Nation Entertainment, Inc.(b)	2,620,058
88,289	World Wrestling Entertainment, Inc., Class A	3,513,019

		6,133,077

	Restaurants—10.6%
133,680	Bloomin’ Brands, Inc.	3,162,869
51,785	Dunkin’ Brands Group, Inc.	3,156,813
36,231	McDonald’s Corp.	6,066,519

		12,386,201

	Total Common Stocks & Other Equity Interests (Cost $111,735,124)	116,710,930

Number of Shares		Value
	Money Market Fund—0.1%
123,608	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $123,608)	$123,608

	Total Investments in Securities (Cost $111,858,732)—100.1%	116,834,538
	Other assets less liabilities—(0.1)%	(110,216)

	Net Assets—100.0%	$116,724,322

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

Invesco Dynamic Media ETF (PBS)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Advertising—5.7%
59,108	Interpublic Group of Cos., Inc. (The)	$1,394,358
18,429	Omnicom Group, Inc.	1,357,480

		2,751,838

	Broadcasting—8.0%
27,493	AMC Networks, Inc., Class A(b)	1,429,636
39,748	Sinclair Broadcast Group, Inc., Class A	1,126,856
33,940	Tribune Media Co., Class A	1,282,592

		3,839,084

	Cable & Satellite—8.0%
57,403	MSG Networks, Inc., Class A(b)	1,176,762
421,824	Sirius XM Holdings, Inc.	2,670,146

		3,846,908

	Diversified Support Services—2.8%
26,522	Viad Corp.	1,345,992

	Internet & Direct Marketing Retail—8.5%
9,326	Netflix, Inc.(b)	2,914,002
50,125	Qurate Retail Group, Inc. Qvc Group, Class A(b)	1,173,426

		4,087,428

	Internet Software & Services—32.3%
2,337	Alphabet, Inc., Class A(b)	2,380,421
94,526	ANGI Homeservices, Inc., Class A(b)	1,262,867
48,476	Cars.Com, Inc.(b)	1,380,597
14,494	Facebook, Inc., Class A(b)	2,492,968
9,386	IAC/InterActiveCorp.(b)	1,521,846
34,546	Match Group, Inc.(b)	1,627,808
41,559	Sohu.com, Inc. (China)(b)	1,287,498
80,793	Twitter, Inc.(b)	2,448,836
33,379	Yandex NV, Class A (Russia)(b)	1,113,523

		15,516,364

	Movies & Entertainment—24.2%
108,431	Eros International PLC (India)(b)	1,160,212
27,490	Time Warner, Inc.	2,606,052
69,811	Twenty-First Century Fox, Inc., Class A	2,552,290
42,972	Viacom, Inc., Class B	1,296,035
24,651	Walt Disney Co. (The)	2,473,235
39,352	World Wrestling Entertainment, Inc., Class A	1,565,816

		11,653,640

	Publishing—8.4%
138,592	Gannett Co., Inc.	1,340,185
56,264	New York Times Co. (The), Class A	1,319,391
87,238	News Corp., Class A	1,394,063

		4,053,639

	Thrifts & Mortgage Finance—2.1%
4,148	LendingTree, Inc.(b)	988,883

	Total Common Stocks (Cost $47,783,072)	48,083,776

Number of Shares		Value
	Money Market Fund—0.2%
89,568	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $89,568)	$89,568

	Total Investments in Securities (Cost $47,872,640)—100.2%	48,173,344
	Other assets less liabilities—(0.2)%	(92,875)

	Net Assets—100.0%	$48,080,469

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

Invesco Dynamic Networking ETF (PXQ)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Application Software—3.1%
17,984	Citrix Systems, Inc.(b)	$1,850,733

	Communications Equipment—51.2%
12,347	Arista Networks, Inc.(b)	3,266,399
66,147	ARRIS International PLC(b)	1,785,969
69,997	CalAmp Corp.(b)	1,382,441
70,351	Cisco Systems, Inc.	3,115,846
141,432	Extreme Networks, Inc.(b)	1,513,322
11,452	F5 Networks, Inc.(b)	1,867,707
23,440	InterDigital, Inc.	1,745,108
28,358	Lumentum Holdings, Inc.(b)(c)	1,430,661
196,857	Mitel Networks Corp.(b)	2,196,924
28,845	Motorola Solutions, Inc.	3,168,046
28,071	NETGEAR, Inc.(b)	1,552,326
10,175	Palo Alto Networks, Inc.(b)	1,958,789
30,250	Plantronics, Inc.	1,970,788
79,068	Radware Ltd. (Israel)(b)	1,747,403
29,105	Ubiquiti Networks, Inc.(b)(c)	2,074,022

		30,775,751

	Consumer Electronics—2.7%
27,283	Garmin Ltd.	1,600,694

	Electronic Components—7.0%
33,478	Amphenol Corp., Class A	2,802,443
22,766	Belden, Inc.	1,402,386

		4,204,829

	Internet Software & Services—2.7%
23,328	New Relic, Inc.(b)	1,630,394

	Semiconductors—4.1%
48,580	QUALCOMM, Inc.	2,478,066

	Systems Software—24.4%
47,281	CA, Inc.	1,645,379
29,444	Check Point Software Technologies Ltd. (Israel)(b)	2,841,640
100,841	FireEye, Inc.(b)	1,820,180
33,492	Fortinet, Inc.(b)	1,854,117
34,982	Imperva, Inc.(b)	1,565,444
22,525	Qualys, Inc.(b)	1,733,299
24,122	VMware, Inc., Class A(b)	3,214,498

		14,674,557

	Technology Hardware, Storage & Peripherals—4.8%
17,510	Apple, Inc.	2,893,702

	Total Common Stocks (Cost $55,999,792)	60,108,726

	Money Market Fund—0.2%
129,803	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $129,803)	129,803

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $56,129,595)—100.2%	60,238,529

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.4%
2,606,811	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $2,606,811)	$2,606,811

	Total Investments in Securities (Cost $58,736,406)—104.6%	62,845,340
	Other assets less liabilities—(4.6)%	(2,754,217)

	Net Assets—100.0%	$60,091,123

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Oil & Gas Drilling—25.5%
66,763	Diamond Offshore Drilling, Inc.(b)(c)	$1,227,771
191,632	Ensco PLC, Class A	1,082,721
27,347	Helmerich & Payne, Inc.	1,901,984
228,969	Noble Corp. PLC(c)	1,069,285
36,683	Ocean Rig UDW, Inc. (Cyprus)(c)	889,930
51,691	Patterson-UTI Energy, Inc.	1,107,221
74,175	Rowan Cos. PLC, Class A(c)	1,071,087
104,210	Transocean Ltd.(c)	1,289,078

		9,639,077

	Oil & Gas Equipment & Services—71.8%
500	Archrock, Inc.	5,400
63,775	Baker Hughes a GE Co.	2,302,915
38,722	Cactus, Inc., Class A(c)	1,111,709
16,661	Core Laboratories NV	2,040,139
21,414	Dril-Quip, Inc.(c)	887,610
34,986	Exterran Corp.(c)	1,024,740
82,662	Forum Energy Technologies, Inc.(c)	1,041,541
91,611	Fts International, Inc.(c)	1,829,472
37,943	Halliburton Co.	2,010,599
150,526	Helix Energy Solutions Group, Inc.(c)	1,162,061
65,245	Keane Group, Inc.(c)	1,014,560
49,015	Liberty Oilfield Services, Inc., Class A(b)(c)	977,359
131,279	McDermott International, Inc.(c)	866,441
50,947	National Oilwell Varco, Inc.	1,970,120
51,337	Oceaneering International, Inc.	1,090,398
37,516	Oil States International, Inc.(c)	1,348,700
100,247	Quintana Energy Services, Inc.(c)	775,912
49,488	RPC, Inc.(b)	891,279
27,528	Schlumberger Ltd.	1,887,320
58,554	TechnipFMC PLC (United Kingdom)	1,929,940
55,232	USA Compression Partners LP(b)	988,653

		27,156,868

	Oil & Gas Storage & Transportation—2.7%
362,604	Teekay Offshore Partners LP(b)	1,011,665

	Total Common Stocks & Other Equity Interests (Cost $37,000,782)	37,807,610

	Money Market Fund—0.2%
90,403	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $90,403)	90,403

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $37,091,185)—100.2%	37,898,013

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.9%
3,747,086	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $3,747,086)	3,747,086

	Total Investments in Securities (Cost $40,838,271)—110.1%	41,645,099
	Other assets less liabilities—(10.1)%	(3,817,602)

	Net Assets—100.0%	$37,827,497

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

Invesco Dynamic Pharmaceuticals ETF (PJP)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—47.1%
235,945	AbbVie, Inc.	$22,780,490
132,034	Alexion Pharmaceuticals, Inc.(b)	15,531,159
152,030	Amgen, Inc.	26,526,194
97,387	Biogen, Inc.(b)	26,645,083
295,772	Celgene Corp.(b)	25,761,741
232,691	Eagle Pharmaceuticals, Inc.(b)(c)	12,102,259
306,332	Emergent Biosolutions, Inc.(b)	15,886,378
190,527	Enanta Pharmaceuticals, Inc.(b)	17,728,537
97,278	Ligand Pharmaceuticals, Inc.(b)	15,063,498
47,907	Regeneron Pharmaceuticals, Inc.(b)	14,548,398
677,245	Retrophin, Inc.(b)	16,998,850
739,479	Spectrum Pharmaceuticals, Inc.(b)	11,772,506
128,706	United Therapeutics Corp.(b)	14,171,818
857,204	Vanda Pharmaceuticals, Inc.(b)	11,957,996

		247,474,907

	Health Care Equipment—5.2%
470,210	Abbott Laboratories	27,333,307

	Pharmaceuticals—47.7%
492,344	Akorn, Inc.(b)	7,104,524
803,062	Amphastar Pharmaceuticals, Inc.(b)	15,330,454
420,651	Bristol-Myers Squibb Co.	21,928,537
940,315	Corcept Therapeutics, Inc.(b)	15,684,454
359,345	Eli Lilly & Co.	29,132,099
2,306,355	Endo International PLC(b)	13,215,414
738,033	Impax Laboratories, Inc.(b)	13,875,021
933,356	Innoviva, Inc.(b)	13,533,662
104,759	Jazz Pharmaceuticals PLC(b)	15,927,558
366,515	Mylan NV(b)	14,206,122
173,766	Perrigo Co. PLC	13,578,075
776,095	Pfizer, Inc.	28,412,838
393,489	Supernus Pharmaceuticals, Inc.(b)	18,454,634
151,082	Taro Pharmaceutical Industries Ltd.(b)(c)	15,407,342
828,115	Valeant Pharmaceuticals International, Inc.(b)	14,964,038

		250,754,772

	Total Common Stocks (Cost $514,776,536)	525,562,986

	Money Market Fund—0.0%
84,046	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $84,046)	84,046

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $514,860,582)—100.0%	525,647,032

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
4,484,449	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $4,484,449)	$4,484,449

	Total Investments in Securities (Cost $519,345,031)—100.8%	530,131,481
	Other assets less liabilities—(0.8)%	(4,377,228)

	Net Assets—100.0%	$525,754,253

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

Invesco Dynamic Retail ETF (PMR)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Apparel Retail—9.3%
13,913	Abercrombie & Fitch Co., Class A	$356,451
15,809	American Eagle Outfitters, Inc.	326,930
8,427	Urban Outfitters, Inc.(b)	339,355

		1,022,736

	Automotive Retail—12.9%
4,411	Asbury Automotive Group, Inc.(b)	295,757
5,752	AutoNation, Inc.(b)	265,685
2,210	O’Reilly Automotive, Inc.(b)	565,915
6,370	Penske Automotive Group, Inc.	287,287

		1,414,644

	Computer & Electronics Retail—7.5%
7,668	Best Buy Co., Inc.	586,832
9,421	Conn’s, Inc.(b)(c)	240,236

		827,068

	Department Stores—8.2%
4,208	Dillard’s, Inc., Class A(c)	313,706
4,605	Kohl’s Corp.	286,063
5,931	Nordstrom, Inc.	299,871

		899,640

	Distributors—2.6%
2,097	Pool Corp.	291,085

	Diversified Support Services—2.8%
5,861	KAR Auction Services, Inc.	304,713

	Food Retail—10.5%
20,082	Kroger Co. (The)	505,866
11,688	Sprouts Farmers Market, Inc.(b)	292,551
7,822	Weis Markets, Inc.	359,968

		1,158,385

	Forest Products—2.6%
6,926	Boise Cascade Co.	288,122

	General Merchandise Stores—6.9%
5,318	Big Lots, Inc.	225,749
7,285	Target Corp.	528,891

		754,640

	Home Improvement Retail—5.0%
2,947	Home Depot, Inc. (The)	544,606

	Homefurnishing Retail—5.4%
6,743	Aaron’s, Inc.	281,655
3,263	RH(b)(c)	311,453

		593,108

	Hypermarkets & Super Centers—13.0%
2,930	Costco Wholesale Corp.	577,679
3,805	PriceSmart, Inc.	333,318
5,892	Walmart, Inc.	521,206

		1,432,203

	Internet & Direct Marketing Retail—5.2%
368	Amazon.com, Inc.(b)	576,336

	Specialty Stores—2.8%
4,532	Tractor Supply Co.	308,176

Number of Shares		Value
	Common Stocks (continued)
	Trading Companies & Distributors—5.3%
5,600	Beacon Roofing Supply, Inc.(b)	$274,120
7,505	Rush Enterprises, Inc., Class A(b)	306,429

		580,549

	Total Common Stocks (Cost $10,181,864)	10,996,011

	Money Market Fund—0.7%
76,716	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $76,716)	76,716

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $10,258,580)—100.7%	11,072,727

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.1%
889,500	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $889,500)	889,500

	Total Investments in Securities (Cost $11,148,080)—108.8%	11,962,227
	Other assets less liabilities—(8.8)%	(962,682)

	Net Assets—100.0%	$10,999,545

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco Dynamic Semiconductors ETF (PSI)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Electronic Components—5.4%
43,472	Littelfuse, Inc.	$8,125,786
504,733	Vishay Intertechnology, Inc.	8,908,538

		17,034,324

	Semiconductor Equipment—31.3%
137,399	Advanced Energy Industries, Inc.(b)	8,182,110
298,710	Applied Materials, Inc.	14,836,926
373,648	Axcelis Technologies, Inc.(b)	8,220,256
346,704	Brooks Automation, Inc.	8,625,996
276,839	Entegris, Inc.	8,914,216
83,883	KLA-Tencor Corp.	8,534,256
48,501	Lam Research Corp.	8,975,595
81,860	MKS Instruments, Inc.	8,382,464
351,372	Rudolph Technologies, Inc.(b)	8,907,280
207,676	Teradyne, Inc.	6,759,854
489,324	Ultra Clean Holdings, Inc.(b)	8,568,063

		98,907,016

	Semiconductors—63.3%
67,169	Broadcom, Inc.	15,409,912
542,176	Cypress Semiconductor Corp.	7,904,926
309,474	Diodes, Inc.(b)	8,835,483
314,697	Integrated Device Technology, Inc.(b)	8,758,018
365,693	Intel Corp.	18,877,073
394,971	Marvell Technology Group Ltd. (Bermuda)	7,923,118
149,667	Maxim Integrated Products, Inc.	8,156,851
108,861	Microchip Technology, Inc.	9,107,311
378,502	Micron Technology, Inc.(b)	17,403,522
149,642	Microsemi Corp.(b)	9,680,341
69,167	NVIDIA Corp.	15,555,658
133,233	NXP Semiconductors NV (Netherlands)(b)	13,976,142
394,801	ON Semiconductor Corp.(b)	8,717,206
269,358	QUALCOMM, Inc.	13,739,952
735,562	Rambus, Inc.(b)	9,930,087
100,008	Silicon Laboratories, Inc.(b)	9,290,743
161,154	Texas Instruments, Inc.	16,345,850

		199,612,193

	Total Common Stocks (Cost $295,121,120)	315,553,533

	Money Market Fund—0.1%
182,010	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $182,010)	182,010

	Total Investments in Securities (Cost $295,303,130)—100.1%	315,735,543
	Other assets less liabilities—(0.1)%	(280,420)

	Net Assets—100.0%	$315,455,123

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

Invesco Dynamic Software ETF (PSJ)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.1%
	Application Software—41.7%
38,375	Adobe Systems, Inc.(b)	$8,503,900
41,812	Blackbaud, Inc.	4,388,587
113,609	Bottomline Technologies (de), Inc.(b)	4,489,828
109,305	Cadence Design Systems, Inc.(b)	4,378,758
24,550	Fair Isaac Corp.(b)	4,251,569
38,312	HubSpot, Inc.(b)	4,057,241
45,179	Intuit, Inc.	8,348,627
101,242	Manhattan Associates, Inc.(b)	4,359,481
44,127	Paycom Software, Inc.(b)	5,039,745
68,074	RingCentral, Inc., Class A(b)	4,564,362
68,808	salesforce.com, inc.(b)	8,325,080
84,551	SS&C Technologies Holdings, Inc., Class A	4,197,957

		64,905,135

	Data Processing & Outsourced Services—2.8%
89,472	Black Knight, Inc.(b)	4,352,813

	Health Care Technology—7.7%
312,991	Allscripts Healthcare Solutions, Inc.(b)	3,636,955
362,481	Inovalon Holdings, Inc., Class A(b)	3,824,175
341,469	Quality Systems, Inc.(b)	4,585,929

		12,047,059

	Home Entertainment Software—7.3%
111,890	Activision Blizzard, Inc.	7,423,902
39,040	Take-Two Interactive Software, Inc.(b)	3,892,678

		11,316,580

	Industrial Conglomerates—4.7%
27,808	Roper Technologies, Inc.	7,346,595

	Internet Software & Services—8.7%
98,059	AppFolio, Inc., Class A(b)	4,701,929
158,188	Apptio, Inc., Class A(b)	4,668,128
60,046	New Relic, Inc.(b)	4,196,615

		13,566,672

	IT Consulting & Other Services—3.1%
115,844	Teradata Corp.(b)	4,740,336

	Systems Software—24.1%
84,761	Microsoft Corp.	7,926,849
87,553	Progress Software Corp.	3,233,332
57,978	Qualys, Inc.(b)	4,461,407
53,749	Red Hat, Inc.(b)	8,764,312
49,825	ServiceNow, Inc.(b)	8,277,926
75,463	Varonis Systems, Inc.(b)	4,931,507

		37,595,333

	Total Common Stocks (Cost $140,031,707)	155,870,523

	Money Market Fund—0.0%
40,231	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $40,231)	40,231

	Total Investments in Securities (Cost $140,071,938)—100.1%	155,910,754
	Other assets less liabilities—(0.1)%	(126,709)

	Net Assets—100.0%	$155,784,045

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Assets and Liabilities

April 30, 2018

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)	Invesco Dynamic Leisure and Entertainment ETF (PEJ)
Assets:
Unaffiliated investments in securities, at value(a)	$233,140,507	$280,418,799	$49,335,940	$78,659,279	$116,710,930
Affiliated investments in securities, at value	10,281,547	316,797	3,689,304	126,369	123,608
Receivables:
Securities lending	6,684	—	10,500	—	—
Dividends	58	32,807	90	66,294	26,259
Investments sold	—	1,515,688	—	—	—
Shares sold	—	—	—	—	—
Expenses absorbed	—	—	—	—	—
Other assets	988	690	710	1,029	808

Total Assets	243,429,784	282,284,781	53,036,544	78,852,971	116,861,605

Liabilities:
Due to custodian	22,972	—	—	—	—
Payables:
Collateral upon return of securities loaned	10,281,547	—	3,609,909	—	—
Shares repurchased	—	1,516,268	—	—	—
Investments purchased	—	—	—	—	—
Expenses recaptured	—	—	—	—	—
Accrued advisory fees	97,813	121,249	18,069	33,664	44,509
Accrued trustees’ and officer’s fees	50,065	33,124	35,053	41,586	34,148
Accrued expenses	67,753	104,554	49,079	45,423	58,626

Total Liabilities	10,520,150	1,775,195	3,712,110	120,673	137,283

Net Assets	$232,909,634	$280,509,586	$49,324,434	$78,732,298	$116,724,322

Net Assets Consist of:
Shares of beneficial interest	$413,176,053	$321,920,399	$135,918,847	$145,813,337	$163,963,101
Undistributed net investment income (loss)	(267,125)	141,081	82,048	112,041	96,197
Undistributed net realized gain (loss)	(191,078,304)	(48,466,494)	(95,626,902)	(70,255,856)	(52,310,782)
Net unrealized appreciation	11,079,010	6,914,600	8,950,441	3,062,776	4,975,806

Net Assets	$232,909,634	$280,509,586	$49,324,434	$78,732,298	$116,724,322

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,850,000	9,250,000	2,050,000	2,400,000	2,600,000
Net asset value	$48.02	$30.33	$24.06	$32.81	$44.89

Market price	$48.08	$30.34	$24.12	$32.76	$44.96

Unaffiliated investments in securities, at cost	$222,061,497	$273,504,199	$40,385,499	$75,596,503	$111,735,124

Affiliated investments in securities, at cost	$10,281,547	$316,797	$3,689,304	$126,369	$123,608

(a) Includes securities on loan with an aggregate value of	$9,645,937	$—	$3,518,252	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Retail ETF (PMR)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$48,083,776	$60,108,726	$37,807,610	$525,562,986	$10,996,011	$315,553,533	$155,870,523
89,568	2,736,614	3,837,489	4,568,495	966,216	182,010	40,231

—	26,205	8,631	439	448	—	—
11,508	7,685	7,659	533,857	517	280	35,413
1,454,885	2,425,910	1,192,280	—	—	2,478,417	—
—	2,503,667	—	—	—	—	—
—	—	—	—	1,276	—	—
731	632	668	2,290	634	674	710

49,640,468	67,809,439	42,854,337	530,668,067	11,965,102	318,214,914	155,946,877

—	2,412	—	—	—	—	—

—	2,606,811	3,747,086	4,484,449	889,500	—	—
1,454,591	2,503,797	—	—	—	2,477,670	—
—	2,501,240	1,176,050	—	—	—	—
—	—	—	—	—	—	4,848
22,714	22,749	10,746	221,813	—	140,223	62,015
36,187	29,631	42,709	79,793	28,403	31,242	31,552
46,507	51,676	50,249	127,759	47,654	110,656	64,417

1,559,999	7,718,316	5,026,840	4,913,814	965,557	2,759,791	162,832

$48,080,469	$60,091,123	$37,827,497	$525,754,253	$10,999,545	$315,455,123	$155,784,045

$127,793,074	$91,996,991	$163,940,202	$849,436,442	$32,792,185	$319,503,608	$164,191,768
34,597	72,071	23,697	519,901	(5,635)	272,005	(201,590)
(80,047,906)	(36,086,873)	(126,943,230)	(334,988,540)	(22,601,152)	(24,752,903)	(24,044,949)
300,704	4,108,934	806,828	10,786,450	814,147	20,432,413	15,838,816

$48,080,469	$60,091,123	$37,827,497	$525,754,253	$10,999,545	$315,455,123	$155,784,045

1,650,000	1,200,000	3,900,000	8,550,000	300,000	6,450,000	2,200,000
$29.14	$50.08	$9.70	$61.49	$36.67	$48.91	$70.81

$29.16	$50.10	$9.70	$61.53	$36.71	$48.94	$70.90

$47,783,072	$55,999,792	$37,000,782	$514,776,536	$10,181,864	$295,121,120	$140,031,707

$89,568	$2,736,614	$3,837,489	$4,568,495	$966,216	$182,010	$40,231

$—	$2,537,907	$3,563,787	$4,224,921	$850,999	$—	$—

41

Statements of Operations

For the year ended April 30, 2018

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)	Invesco Dynamic Leisure and Entertainment ETF (PEJ)
Investment Income:
Unaffiliated dividend income	$531,249	$2,712,057	$899,011	$1,961,053	$1,803,820
Affiliated dividend income	1,499	1,043	818	990	1,299
Securities lending income	929,401	41,656	115,253	—	—
Foreign withholding tax	—	—	—	—	—

Total Income	1,462,149	2,754,756	1,015,082	1,962,043	1,805,119

Expenses:
Advisory fees	1,215,786	1,676,640	250,619	521,533	564,205
Sub-licensing fees	72,946	100,597	15,079	31,291	33,852
Accounting & administration fees	45,287	63,434	37,365	37,365	37,365
Trustees’ and officer’s fees	28,948	23,737	20,412	23,398	21,507
Professional fees	25,281	27,539	25,471	24,460	25,789
Custodian & transfer agent fees	13,626	5,308	4,721	13,734	13,244
Recapture (Note 3)	—	—	—	—	—
Other expenses	36,502	50,398	32,444	26,726	31,988

Total Expenses	1,438,376	1,947,653	386,111	678,507	727,950

Less: Waivers	(280)	(154)	(57,853)	(21,556)	(17,326)

Net Expenses	1,438,096	1,947,499	328,258	656,951	710,624

Net Investment Income (Loss)	24,053	807,257	686,824	1,305,092	1,094,495

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(40,640,444)	(25,677,882)	(5,602,807)	(7,386,658)	(10,686,042)
In-kind redemptions	66,890,649	44,585,993	4,961,598	9,889,514	20,714,789

Net realized gain (loss)	26,250,205	18,908,111	(641,209)	2,502,856	10,028,747

Net change in unrealized appreciation (depreciation) on investment securities	107,003	(11,339,416)	8,853,996	(7,627,941)	(3,728,215)

Net realized and unrealized gain (loss)	26,357,208	7,568,695	8,212,787	(5,125,085)	6,300,532

Net increase (decrease) in net assets resulting from operations	$26,381,261	$8,375,952	$8,899,611	$(3,819,993)	$7,395,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Retail ETF (PMR)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$908,877	$220,381	$1,037,047	$7,590,300	$209,480	$2,952,101	$266,743
1,112	891	1,017	4,268	724	1,421	868
—	118,588	120,114	760,618	40,493	—	—
—	—	(5,635)	—	—	—	—

909,989	339,860	1,152,543	8,355,186	250,697	2,953,522	267,611

392,685	166,960	163,130	3,349,944	66,117	1,644,414	647,370
23,561	10,045	9,815	200,988	3,978	98,663	38,841
37,365	37,365	37,365	124,346	37,365	61,852	37,365
21,614	18,172	22,566	48,434	17,615	22,681	20,357
26,022	24,521	25,451	25,338	24,410	26,730	25,092
7,586	3,634	4,932	9,132	4,037	6,639	4,989
—	—	—	—	—	87,406	18,284
22,931	15,261	18,804	68,663	14,823	43,957	23,389

531,764	275,958	282,063	3,826,845	168,345	1,992,342	815,687

(37,184)	(65,703)	(76,659)	(759)	(85,163)	(259)	(146)

494,580	210,255	205,404	3,826,086	83,182	1,992,083	815,541

415,409	129,605	947,139	4,529,100	167,515	961,439	(547,930)

(8,707,262)	(2,120,438)	(10,021,862)	(132,536,747)	(1,466,991)	(5,146,540)	(3,426,110)
18,987,093	5,639,530	778,552	85,087,203	1,898,974	62,069,661	34,367,523

10,279,831	3,519,092	(9,243,310)	(47,449,544)	431,983	56,923,121	30,941,413

(10,563,667)	915,872	5,874,538	66,592,972	(64,005)	(24,043,339)	3,615,758

(283,836)	4,434,964	(3,368,772)	19,143,428	367,978	32,879,782	34,557,171

$131,573	$4,564,569	$(2,421,633)	$23,672,528	$535,493	$33,841,221	$34,009,241

43

Statements of Changes in Net Assets

For the years ended April 30, 2018 and 2017

	Invesco Dynamic Biotechnology & Genome ETF (PBE)		Invesco Dynamic Building & Construction ETF (PKB)
	2018	2017	2018	2017
Operations:
Net investment income	$24,053	$2,003,126	$807,257	$372,057
Net realized gain (loss)	26,250,205	(11,750,000)	18,908,111	13,415,961
Net change in unrealized appreciation (depreciation)	107,003	31,645,703	(11,339,416)	10,573,563

Net increase (decrease) in net assets resulting from operations	26,381,261	21,898,829	8,375,952	24,361,581

Distributions to Shareholders from:
Net investment income	(1,130,430)	(1,200,757)	(648,374)	(485,721)

Shareholder Transactions:
Proceeds from shares sold	226,021,644	73,446,820	266,345,013	417,784,463
Value of shares repurchased	(248,993,669)	(131,098,196)	(311,558,068)	(183,866,342)

Net increase (decrease) in net assets resulting from shares transactions	(22,972,025)	(57,651,376)	(45,213,055)	233,918,121

Increase (Decrease) in Net Assets	2,278,806	(36,953,304)	(37,485,477)	257,793,981

Net Assets:
Beginning of year	230,630,828	267,584,132	317,995,063	60,201,082

End of year	$232,909,634	$230,630,828	$280,509,586	$317,995,063

Undistributed net investment income at end of year	$(267,125)	$839,252	$141,081	$(17,802)

Changes in Shares Outstanding:
Shares sold	4,850,000	1,750,000	8,600,000	15,000,000
Shares repurchased	(5,350,000)	(3,200,000)	(10,100,000)	(6,650,000)
Shares outstanding, beginning of year	5,350,000	6,800,000	10,750,000	2,400,000

Shares outstanding, end of year	4,850,000	5,350,000	9,250,000	10,750,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dynamic Energy Exploration & Production ETF (PXE)		Invesco Dynamic Food & Beverage ETF (PBJ)		Invesco Dynamic Leisure and Entertainment ETF (PEJ)		Invesco Dynamic Media ETF (PBS)
2018	2017	2018	2017	2018	2017	2018	2017

$686,824	$731,303	$1,305,092	$1,801,830	$1,094,495	$1,044,971	$415,409	$211,830
(641,209)	2,825,635	2,502,856	15,868,689	10,028,747	10,536,127	10,279,831	1,535,520
8,853,996	(6,397,391)	(7,627,941)	(2,278,113)	(3,728,215)	7,527,722	(10,563,667)	8,137,501

8,899,611	(2,840,453)	(3,819,993)	15,392,406	7,395,027	19,108,820	131,573	9,884,851

(989,971)	(4,659,938)	(1,168,900)	(2,825,653)	(1,074,686)	(921,794)	(441,052)	(132,206)

11,685,116	50,986,365	67,548,108	95,111,390	160,291,665	236,681,567	77,802,968	140,220,058
(26,030,817)	(62,407,209)	(130,647,859)	(261,312,296)	(194,789,227)	(252,721,340)	(177,643,376)	(92,203,321)

(14,345,701)	(11,420,844)	(63,099,751)	(166,200,906)	(34,497,562)	(16,039,773)	(99,840,408)	48,016,737

(6,436,061)	(18,921,235)	(68,088,644)	(153,634,153)	(28,177,221)	2,147,253	(100,149,887)	57,769,382

55,760,495	74,681,730	146,820,942	300,455,095	144,901,543	142,754,290	148,230,356	90,460,974

$49,324,434	$55,760,495	$78,732,298	$146,820,942	$116,724,322	$144,901,543	$48,080,469	$148,230,356

$82,048	$308,344	$112,041	$(24,151)	$96,197	$85,767	$34,597	$60,240

550,000	2,350,000	2,050,000	2,850,000	3,700,000	6,050,000	2,750,000	5,200,000
(1,250,000)	(2,900,000)	(4,000,000)	(7,800,000)	(4,550,000)	(6,600,000)	(6,400,000)	(3,500,000)
2,750,000	3,300,000	4,350,000	9,300,000	3,450,000	4,000,000	5,300,000	3,600,000

2,050,000	2,750,000	2,400,000	4,350,000	2,600,000	3,450,000	1,650,000	5,300,000

45

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2018 and 2017

	Invesco Dynamic Networking ETF (PXQ)		Invesco Dynamic Oil & Gas Services ETF (PXJ)
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$129,605	$136,835	$947,139	$206,865
Net realized gain (loss)	3,519,092	4,014,153	(9,243,310)	(10,208,009)
Net change in unrealized appreciation (depreciation)	915,872	1,941,605	5,874,538	1,097,948

Net increase (decrease) in net assets resulting from operations	4,564,569	6,092,593	(2,421,633)	(8,903,196)

Distributions to Shareholders from:
Net investment income	(178,729)	(105,774)	(971,048)	(311,011)
Return of capital	—	—	—	(270,928)

Total distributions to shareholders	(178,729)	(105,774)	(971,048)	(581,939)

Shareholder Transactions:
Proceeds from shares sold	57,932,538	24,087,502	23,165,781	18,842,331
Value of shares repurchased	(28,372,339)	(24,118,556)	(15,119,177)	(21,717,430)

Net increase (decrease) in net assets resulting from shares transactions	29,560,199	(31,054)	8,046,604	(2,875,099)

Increase (Decrease) in Net Assets	33,946,039	5,955,765	4,653,923	(12,360,234)

Net Assets:
Beginning of year	26,145,084	20,189,319	33,173,574	45,533,808

End of year	$60,091,123	$26,145,084	$37,827,497	$33,173,574

Undistributed net investment income (loss) at end of year	$72,071	$121,195	$23,697	$(25,435)

Changes in Shares Outstanding:
Shares sold	1,200,000	600,000	2,500,000	1,500,000
Shares repurchased	(600,000)	(600,000)	(1,700,000)	(1,850,000)
Shares outstanding, beginning of year	600,000	600,000	3,100,000	3,450,000

Shares outstanding, end of year	1,200,000	600,000	3,900,000	3,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dynamic Pharmaceuticals ETF (PJP)		Invesco Dynamic Retail ETF (PMR)		Invesco Dynamic Semiconductors ETF (PSI)		Invesco Dynamic Software ETF (PSJ)
2018	2017	2018	2017	2018	2017	2018	2017

$4,529,100	$7,687,781	$167,515	$148,044	$961,439	$630,446	$(547,930)	$(97,245)
(47,449,544)	(56,978,188)	431,983	(1,615,595)	56,923,121	10,507,591	30,941,413	9,309,690
66,592,972	27,322,624	(64,005)	1,210,879	(24,043,339)	45,382,539	3,615,758	10,743,771

23,672,528	(21,967,783)	535,493	(256,672)	33,841,221	56,520,576	34,009,241	19,956,216

(4,756,214)	(8,704,516)	(163,669)	(176,636)	(720,638)	(737,311)	—	(27,911)
—	—	—	—	—	—	—	—

(4,756,214)	(8,704,516)	(163,669)	(176,636)	(720,638)	(737,311)	—	(27,911)

204,490,601	127,298,859	7,190,746	28,684,191	306,036,772	205,868,787	193,692,019	115,699,119
(462,561,133)	(500,243,797)	(10,991,661)	(35,238,705)	(259,401,020)	(74,952,115)	(173,462,585)	(107,928,638)

(258,070,532)	(372,944,938)	(3,800,915)	(6,554,514)	46,635,752	130,916,672	20,229,434	7,770,481

(239,154,218)	(403,617,237)	(3,429,091)	(6,987,822)	79,756,335	186,699,937	54,238,675	27,698,786

764,908,471	1,168,525,708	14,428,636	21,416,458	235,698,788	48,998,851	101,545,370	73,846,584

$525,754,253	$764,908,471	$10,999,545	$14,428,636	$315,455,123	$235,698,788	$155,784,045	$101,545,370

$519,901	$747,015	$(5,635)	$(9,481)	$272,005	$31,204	$(201,590)	$(103,946)

3,350,000	2,050,000	200,000	800,000	6,200,000	5,800,000	3,050,000	2,400,000
(7,400,000)	(8,250,000)	(300,000)	(1,000,000)	(5,300,000)	(2,250,000)	(2,750,000)	(2,250,000)
12,600,000	18,800,000	400,000	600,000	5,550,000	2,000,000	1,900,000	1,750,000

8,550,000	12,600,000	300,000	400,000	6,450,000	5,550,000	2,200,000	1,900,000

47

Financial Highlights

Invesco Dynamic Biotechnology & Genome ETF (PBE)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$43.11	$39.35	$52.98	$39.71	$28.26
Net investment income(a)	0.00 (b)	0.33	0.50	0.34	0.03
Net realized and unrealized gain (loss) on investments	5.13	3.63	(13.56)	13.21	11.42
Total from investment operations	5.13	3.96	(13.06)	13.55	11.45
Distributions to shareholders from:
Net investment income	(0.22)	(0.20)	(0.57)	(0.28)	—
Net asset value at end of year	$48.02	$43.11	$39.35	$52.98	$39.71
Market price at end of year(c)	$48.08	$43.13	$39.35	$52.95	$39.68
Net Asset Value Total Return:(d)	11.94%	10.09%	(24.92)%	34.25%	40.52%
Market Price Total Return(d)	12.04%	10.15%	(24.88)%	34.28%	40.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$232,910	$230,631	$267,584	$511,262	$361,320
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.58%	0.58%	0.57%	0.59%
Expenses, prior to Waivers	0.59%	0.58%	0.58%	0.57%	0.59%
Net investment income, after Waivers	0.01%	0.81%	1.00%	0.69%	0.09%
Portfolio turnover rate(e)	141%	69%	74%	95%	64%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Building & Construction ETF (PKB)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$29.58	$25.08	$22.99	$22.09	$19.65
Net investment income(a)	0.08	0.07	0.04	0.03	0.00 (b)
Net realized and unrealized gain on investments	0.73	4.52	2.08	0.89	2.44
Total from investment operations	0.81	4.59	2.12	0.92	2.44
Distributions to shareholders from:
Net investment income	(0.06)	(0.09)	(0.03)	(0.02)	—
Net asset value at end of year	$30.33	$29.58	$25.08	$22.99	$22.09
Market price at end of year(c)	$30.34	$29.60	$25.08	$22.98	$22.10
Net Asset Value Total Return:(d)	2.73%	18.33%	9.21%	4.17%	12.42%
Market Price Total Return(d)	2.70%	18.41%	9.26%	4.08%	12.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$280,510	$317,995	$60,201	$55,177	$123,688
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.63%	0.68%	0.65%	0.63%
Net investment income, after Waivers	0.24%	0.24%	0.18%	0.15%	0.01%
Portfolio turnover rate(e)	143%	129%	90%	96%	117%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights (continued)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

	Year Ended April 30,
	2018	2017		2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$20.28	$22.63		$31.78	$37.76	$30.27
Net investment income(a)	0.28	0.24		0.51	0.39	0.48
Net realized and unrealized gain (loss) on investments	3.89	(1.15)		(9.04)	(5.84)	7.55
Total from investment operations	4.17	(0.91)		(8.53)	(5.45)	8.03
Distributions to shareholders from:
Net investment income	(0.39)	(1.44)		(0.62)	(0.53)	(0.54)
Net asset value at end of year	$24.06	$20.28		$22.63	$31.78	$37.76
Market price at end of year(b)	$24.12	$20.28		$22.63	$31.77	$37.76
Net Asset Value Total Return:(c)	21.00%	(3.96)%		(26.93)%	(14.51)%	26.93%
Market Price Total Return(c)	21.31%	(3.96)%		(26.91)%	(14.54)%	27.10%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,324	$55,760		$74,682	$117,593	$130,273
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.80	%(d)	0.65%	0.64%	0.64%
Expenses, prior to Waivers	0.77%	0.88	%(d)	0.67%	0.64%	0.64%
Net investment income, after Waivers	1.37%	1.13%		2.09%	1.20%	1.46%
Portfolio turnover rate(e)	87%	91%		134%	140%	96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Expenses, after Waivers and Expenses, prior to Waivers include state income taxes paid during the fiscal year ended April 30, 2017. Expenses, after Waivers and Expenses, prior to Waivers excluding the taxes paid are 0.63% and 0.71%, respectively.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Food & Beverage ETF (PBJ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$33.75	$32.31	$31.45	$26.98	$23.62
Net investment income(a)	0.41	0.33	0.39	0.31	0.38
Net realized and unrealized gain (loss) on investments	(0.99)	1.61	0.88	4.58	3.19
Total from investment operations	(0.58)	1.94	1.27	4.89	3.57
Distributions to shareholders from:
Net investment income	(0.36)	(0.50)	(0.41)	(0.42)	(0.21)
Net asset value at end of year	$32.81	$33.75	$32.31	$31.45	$26.98
Market price at end of year(b)	$32.76	$33.74	$32.30	$31.43	$26.99
Net Asset Value Total Return:(c)	(1.70)%	6.03%	4.06%	18.25%	15.16%
Market Price Total Return(c)	(1.82)%	6.03%	4.10%	18.13%	15.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$78,732	$146,821	$300,455	$265,721	$434,371
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.59%	0.58%	0.58%	0.61%
Expenses, prior to Waivers	0.65%	0.59%	0.58%	0.58%	0.61%
Net investment income, after Waivers	1.25%	0.99%	1.21%	1.05%	1.47%
Portfolio turnover rate(d)	147%	145%	109%	124%	145%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Financial Highlights (continued)

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$42.00	$35.69	$36.40	$32.35	$27.23
Net investment income(a)	0.41	0.31	0.11	0.31	0.15
Net realized and unrealized gain (loss) on investments	2.86	6.26	(0.74)	4.04	5.10
Total from investment operations	3.27	6.57	(0.63)	4.35	5.25
Distributions to shareholders from:
Net investment income	(0.38)	(0.26)	(0.08)	(0.30)	(0.13)
Net asset value at end of year	$44.89	$42.00	$35.69	$36.40	$32.35
Market price at end of year(b)	$44.96	$42.00	$35.68	$36.39	$32.34
Net Asset Value Total Return:(c)	7.84%	18.52%	(1.73)%	13.47%	19.29%
Market Price Total Return(c)	8.01%	18.55%	(1.73)%	13.47%	19.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$116,724	$144,902	$142,754	$192,940	$177,930
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.61%	0.61%	0.63%	0.63%
Expenses, prior to Waivers	0.65%	0.61%	0.61%	0.63%	0.63%
Net investment income, after Waivers	0.97%	0.83%	0.29%	0.88%	0.48%
Portfolio turnover rate(d)	177%	183%	136%	187%	171%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Media ETF (PBS)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$27.97	$25.13	$26.73	$23.81	$20.11
Net investment income(a)	0.15	0.06	0.07	0.21	0.09
Net realized and unrealized gain (loss) on investments	1.14	2.82	(1.45)	2.89	3.70
Total from investment operations	1.29	2.88	(1.38)	3.10	3.79
Distributions to shareholders from:
Net investment income	(0.12)	(0.04)	(0.22)	(0.18)	(0.09)
Net asset value at end of year	$29.14	$27.97	$25.13	$26.73	$23.81
Market price at end of year(b)	$29.16	$27.98	$25.12	$26.72	$23.79
Net Asset Value Total Return:(c)	4.64%	11.49%	(5.18)%	13.04%	18.87%
Market Price Total Return(c)	4.67%	11.57%	(5.18)%	13.09%	18.83%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$48,080	$148,230	$90,461	$145,668	$171,430
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.61%	0.59%	0.62%
Expenses, prior to Waivers	0.68%	0.63%	0.61%	0.59%	0.62%
Net investment income, after Waivers	0.53%	0.21%	0.26%	0.84%	0.38%
Portfolio turnover rate(d)	150%	103%	124%	131%	120%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights (continued)

Invesco Dynamic Networking ETF (PXQ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$43.58	$33.65	$36.65	$31.20	$25.00
Net investment income (loss)(a)	0.18	0.21	0.15	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	6.62	9.90	(3.15)	5.46	6.44
Total from investment operations	6.80	10.11	(3.00)	5.45	6.40
Distributions to shareholders from:
Net investment income	(0.30)	(0.18)	—	—	(0.20)
Net asset value at end of year	$50.08	$43.58	$33.65	$36.65	$31.20
Market price at end of year(b)	$50.10	$43.59	$33.65	$36.64	$31.19
Net Asset Value Total Return:(c)	15.70%	30.19%	(8.19)%	17.47%	25.69%
Market Price Total Return(c)	15.73%	30.22%	(8.16)%	17.48%	25.80%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$60,091	$26,145	$20,189	$27,485	$29,643
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.83%	0.89%	0.88%	0.85%	0.82%
Net investment income (loss), after Waivers	0.39%	0.55%	0.42%	(0.02)%	(0.12)%
Portfolio turnover rate(d)	79%	97%	87%	74%	69%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Oil & Gas Services ETF (PXJ)

	Year Ended April 30,
	2018		2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$10.70		$13.20	$18.91	$28.01	$22.49
Net investment income(a)	0.27	(b)	0.06	0.20	0.22	0.08
Net realized and unrealized gain (loss) on investments	(1.01)		(2.41)	(5.69)	(9.07)	5.53	(c)
Total from investment operations	(0.74)		(2.35)	(5.49)	(8.85)	5.61
Distributions to shareholders from:
Net investment income	(0.26)		(0.08)	(0.22)	(0.25)	(0.09)
Return of capital	—		(0.07)	—	—	—
Total distributions	(0.26)		(0.15)	(0.22)	(0.25)	(0.09)
Net asset value at end of year	$9.70		$10.70	$13.20	$18.91	$28.01
Market price at end of year(d)	$9.70		$10.70	$13.19	$18.92	$28.00
Net Asset Value Total Return:(e)	(6.71)%		(17.99)%	(29.06)%	(31.67)%	24.98	%(c)
Market Price Total Return(e)	(6.72)%		(17.92)%	(29.15)%	(31.61)%	24.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$37,827		$33,174	$45,534	$72,786	$135,849
Ratio to average net assets of:
Expenses, after Waivers	0.63%		0.63%	0.63%	0.63%	0.61%
Expenses, prior to Waivers	0.86%		0.75%	0.72%	0.64%	0.61%
Net investment income, after Waivers	2.90	%(b)	0.47%	1.46%	0.96%	0.31%
Portfolio turnover rate(f)	91%		90%	89%	79%	259	%(c)

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.06 and 0.61%, respectively.
(c)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.43 per share. Had the pay-in not been made, the net asset value total return would have been 23.06%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights (continued)

Invesco Dynamic Pharmaceuticals ETF (PJP)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$60.71	$62.16	$74.40	$57.65	$40.72
Net investment income(a)	0.43	0.48	0.41	0.32	0.26
Net realized and unrealized gain (loss) on investments	0.79	(1.40)	(8.81)	18.42	16.90
Total from investment operations	1.22	(0.92)	(8.40)	18.74	17.16
Distributions to shareholders from:
Net investment income	(0.44)	(0.53)	(0.39)	(0.34)	(0.23)
Net realized gains	—	—	(3.45)	(1.65)	—
Total distributions	(0.44)	(0.53)	(3.84)	(1.99)	(0.23)
Net asset value at end of year	$61.49	$60.71	$62.16	$74.40	$57.65
Market price at end of year(b)	$61.53	$60.71	$62.14	$74.35	$57.60
Net Asset Value Total Return:(c)	1.99%	(1.47)%	(11.86)%	32.95%	42.27%
Market Price Total Return(c)	2.05%	(1.44)%	(11.83)%	32.97%	42.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$525,754	$764,908	$1,168,526	$1,926,934	$1,104,007
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.56%	0.57%	0.56%	0.58%
Expenses, prior to Waivers	0.57%	0.56%	0.57%	0.56%	0.58%
Net investment income, after Waivers	0.68%	0.79%	0.58%	0.48%	0.52%
Portfolio turnover rate(d)	98%	26%	26%	47%	39%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Retail ETF (PMR)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$36.07	$35.69	$38.41	$33.15	$29.12
Net investment income(a)	0.45	0.27	0.25	0.22	0.32
Net realized and unrealized gain (loss) on investments	0.57	0.43	(2.70)	5.38	3.99
Total from investment operations	1.02	0.70	(2.45)	5.60	4.31
Distributions to shareholders from:
Net investment income	(0.42)	(0.32)	(0.27)	(0.34)	(0.28)
Net asset value at end of year	$36.67	$36.07	$35.69	$38.41	$33.15
Market price at end of year(b)	$36.71	$36.05	$35.69	$38.42	$33.14
Net Asset Value Total Return:(c)	2.87%	1.98%	(6.40)%	16.97%	14.81%
Market Price Total Return(c)	3.03%	1.92%	(6.42)%	17.04%	14.81%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$11,000	$14,429	$21,416	$38,410	$24,864
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	1.27%	0.99%	0.88%	0.91%	0.79%
Net investment income, after Waivers	1.27%	0.76%	0.67%	0.61%	0.96%
Portfolio turnover rate(d)	131%	152%	129%	111%	184%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco Dynamic Semiconductors ETF (PSI)

	Year Ended April 30,
	2018	2017	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$42.47	$24.50	$26.30	$20.62		$15.22
Net investment income(a)	0.14	0.19	0.10	0.25	(b)	0.10
Net realized and unrealized gain (loss) on investments	6.41	18.02	(1.86)	5.88		5.41
Total from investment operations	6.55	18.21	(1.76)	6.13		5.51
Distribution to shareholder from:
Net investment income	(0.11)	(0.24)	(0.04)	(0.33)		(0.11)
Return of capital	—	—	—	(0.12)		—
Total distributions	(0.11)	(0.24)	(0.04)	(0.45)		(0.11)
Net asset value at end of year	$48.91	$42.47	$24.50	$26.30		$20.62
Market price at end of year(c)	$48.94	$42.51	$24.48	$26.31		$20.62
Net Asset Value Total Return:(d)	15.42%	74.65%	(6.69)%	29.90%		36.38%
Market Price Total Return(d)	15.38%	74.96%	(6.80)%	29.95%		36.66%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$315,455	$235,699	$48,999	$78,911		$20,621
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.61%	0.63%	0.68%	0.78%		1.05%
Net investment income, after Waivers	0.29%	0.55%	0.38%	1.03	%(b)	0.55%
Portfolio turnover rate(e)	65%	62%	104%	103%		126%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $16.50 per share owned of KLA-Tencor Corp. on November 26, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.05 and 0.22%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Software ETF (PSJ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$53.44	$42.20	$42.47	$33.96	$30.16
Net investment income (loss)(a)	(0.27)	(0.05)	(0.08)	0.11	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	17.64	11.30	(0.13)	8.44	3.80
Total from investment operations	17.37	11.25	(0.21)	8.55	3.80
Distributions to shareholders from:
Net investment income	—	(0.01)	(0.06)	(0.04)	—
Net asset value at end of year	$70.81	$53.44	$42.20	$42.47	$33.96
Market price at end of year(c)	$70.90	$53.39	$42.21	$42.48	$33.93
Net Asset Value Total Return:(d)	32.51%	26.67%	(0.50)%	25.18%	12.60%
Market Price Total Return(d)	32.80%	26.52%	(0.50)%	25.32%	12.65%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$155,784	$101,545	$73,847	$57,329	$54,335
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.64%	0.66%	0.71%	0.69%
Net investment income (loss), after Waivers	(0.42)%	(0.11)%	(0.19)%	0.29%	(0.01)%
Portfolio turnover rate(e)	145%	154%	154%	132%	150%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Biotechnology & Genome ETF (PBE)	“Dynamic Biotechnology & Genome ETF”
Invesco Dynamic Building & Construction ETF (PKB)	“Dynamic Building & Construction ETF”
Invesco Dynamic Energy Exploration & Production ETF (PXE)	“Dynamic Energy Exploration & Production ETF”
Invesco Dynamic Food & Beverage ETF (PBJ)	“Dynamic Food & Beverage ETF”
Invesco Dynamic Leisure and Entertainment ETF (PEJ)	“Dynamic Leisure and Entertainment ETF”
Invesco Dynamic Media ETF (PBS)	“Dynamic Media ETF”
Invesco Dynamic Networking ETF (PXQ)	“Dynamic Networking ETF”
Invesco Dynamic Oil & Gas Services ETF (PXJ)	“Dynamic Oil & Gas Services ETF”
Invesco Dynamic Pharmaceuticals ETF (PJP)	“Dynamic Pharmaceuticals ETF”
Invesco Dynamic Retail ETF (PMR)	“Dynamic Retail ETF”
Invesco Dynamic Semiconductors ETF (PSI)	“Dynamic Semiconductors ETF”
Invesco Dynamic Software ETF (PSJ)	“Dynamic Software ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Biotechnology & Genome ETF	Dynamic Biotech & Genome IntellidexSM Index
Dynamic Building & Construction ETF	Dynamic Building & Construction IntellidexSM Index
Dynamic Energy Exploration & Production ETF	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage ETF	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment ETF	Dynamic Leisure & Entertainment IntellidexSM Index
Dynamic Media ETF	Dynamic Media IntellidexSM Index
Dynamic Networking ETF	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services ETF	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals ETF	Dynamic Pharmaceutical IntellidexSM Index
Dynamic Retail ETF	Dynamic Retail IntellidexSM Index
Dynamic Semiconductors ETF	Dynamic Semiconductor IntellidexSM Index
Dynamic Software ETF	Dynamic Software IntellidexSM Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

55

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be

56

recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2018, Dynamic Biotechnology & Genome ETF, Dynamic Building & Construction ETF, Dynamic Energy Exploration & Production ETF, Dynamic Networking ETF, Dynamic Oil & Gas Services ETF, Dynamic Pharmaceuticals ETF and Dynamic Retail ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2019. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2019. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome ETF, Dynamic Building & Construction ETF, Dynamic Pharmaceuticals ETF, Dynamic Semiconductors ETF and Dynamic Software ETF.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended April 30, 2018, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome ETF	$280
Dynamic Building & Construction ETF	154
Dynamic Energy Exploration & Production ETF	57,853
Dynamic Food & Beverage ETF	21,556
Dynamic Leisure and Entertainment ETF	17,326
Dynamic Media ETF	37,184
Dynamic Networking ETF	65,703
Dynamic Oil & Gas Services ETF	76,659
Dynamic Pharmaceuticals ETF	759
Dynamic Retail ETF	85,163
Dynamic Semiconductors ETF	259
Dynamic Software ETF	146

The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/19	04/30/20	04/30/21
Dynamic Energy Exploration & Production ETF	$121,992	$15,566	$48,725	$57,701
Dynamic Food & Beverage ETF	21,375	—	—	21,375
Dynamic Leisure and Entertainment ETF	17,051	—	—	17,051
Dynamic Media ETF	37,126	—	144	36,982
Dynamic Networking ETF	193,664	62,173	65,931	65,560
Dynamic Oil & Gas Services ETF	176,159	45,472	54,195	76,492
Dynamic Retail ETF	217,248	61,610	70,612	85,026
Dynamic Software ETF	30,484	19,345	11,139	—

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with ICE Data Indices, LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

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Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended April 30, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Dynamic Biotechnology & Genome ETF
Investments in Securities
Common Stocks	$232,802,496	$—	$338,011	$233,140,507
Money Market Funds	10,281,547	—	—	10,281,547

Total Investments	$243,084,043	$—	$338,011	$243,422,054

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2018 and 2017:

	2018		2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Dynamic Biotechnology & Genome ETF	$1,130,430	$—	$1,200,757	$—
Dynamic Building & Construction ETF	648,374	—	485,721	—
Dynamic Energy Exploration & Production ETF	989,971	—	4,659,938	—
Dynamic Food & Beverage ETF	1,168,900	—	2,825,653	—
Dynamic Leisure and Entertainment ETF	1,074,686	—	921,794	—
Dynamic Media ETF	441,052	—	132,206	—
Dynamic Networking ETF	178,729	—	105,774	—
Dynamic Oil & Gas Services ETF	971,048	—	311,011	270,928
Dynamic Pharmaceuticals ETF	4,756,214	—	8,704,516	—
Dynamic Retail ETF	163,669	—	176,636	—
Dynamic Semiconductors ETF	720,638	—	737,311	—
Dynamic Software ETF	—	—	27,911	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome ETF	$—	$(36,516)	$10,163,727	$(190,163,021)	$(230,609)	$413,176,053	$232,909,634
Dynamic Building & Construction ETF	164,812	(23,731)	5,780,384	(47,332,278)	—	321,920,399	280,509,586
Dynamic Energy Exploration & Production ETF	107,373	(25,325)	8,300,264	(94,976,725)	—	135,918,847	49,324,434
Dynamic Food & Beverage ETF	142,072	(30,031)	2,668,714	(69,861,794)	—	145,813,337	78,732,298
Dynamic Leisure and Entertainment ETF	121,011	(24,814)	4,697,110	(52,032,086)	—	163,963,101	116,724,322

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	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Dynamic Media ETF	$60,902	$(26,305)	$100,007	$(79,847,209)	$—	$127,793,074	$48,080,469
Dynamic Networking ETF	93,480	(21,409)	3,996,119	(35,974,058)	—	91,996,991	60,091,123
Dynamic Oil & Gas Services ETF	54,765	(31,068)	(499,918)	(125,636,484)	—	163,940,202	37,827,497
Dynamic Pharmaceuticals ETF	578,421	(58,520)	2,589,362	(326,791,452)	—	849,436,442	525,754,253
Dynamic Retail ETF	21,889	(27,524)	663,074	(22,450,079)	—	32,792,185	10,999,545
Dynamic Semiconductors ETF	294,600	(22,595)	18,913,708	(23,234,198)	—	319,503,608	315,455,123
Dynamic Software ETF	—	(22,841)	15,555,615	(23,761,748)	(178,749)	164,191,768	155,784,045

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2018:

		Post-effective/ no expiration
	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Biotechnology & Genome ETF	$12,898,182	$152,429,678	$24,835,161	$190,163,021	$50,397,332
Dynamic Building & Construction ETF	6,653,613	36,534,399	4,144,266	47,332,278	3,001,058
Dynamic Energy Exploration & Production ETF	1,361,799	73,190,464	20,424,462	94,976,725	21,471,013
Dynamic Food & Beverage ETF	—	63,409,099	6,452,695	69,861,794	10,245,302
Dynamic Leisure and Entertainment ETF	2,356,106	48,189,250	1,486,730	52,032,086	2,889,449
Dynamic Media ETF	6,294,489	71,170,073	2,382,647	79,847,209	5,161,647
Dynamic Networking ETF	730,670	25,301,580	9,941,808	35,974,058	512,618
Dynamic Oil & Gas Services ETF	35,877,910	52,850,121	36,908,453	125,636,484	85,028,926
Dynamic Pharmaceuticals ETF	—	117,385,457	209,405,995	326,791,452	—
Dynamic Retail ETF	2,176,015	18,434,524	1,839,540	22,450,079	1,816,180
Dynamic Semiconductors ETF	2,120,823	19,094,266	2,019,109	23,234,198	10,902,954
Dynamic Software ETF	3,242,208	20,311,159	208,381	23,761,748	2,938,722

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended April 30, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome ETF	$348,916,005	$347,959,572
Dynamic Building & Construction ETF	484,243,555	483,151,675
Dynamic Energy Exploration & Production ETF	43,910,518	43,804,319
Dynamic Food & Beverage ETF	158,623,162	158,128,800
Dynamic Leisure and Entertainment ETF	208,624,119	209,391,583
Dynamic Media ETF	122,327,357	122,004,922
Dynamic Networking ETF	27,470,010	26,825,838
Dynamic Oil & Gas Services ETF	29,630,370	29,331,904
Dynamic Pharmaceuticals ETF	664,675,174	661,845,005
Dynamic Retail ETF	17,308,871	17,858,410
Dynamic Semiconductors ETF	212,767,188	213,156,074
Dynamic Software ETF	191,190,652	191,259,154

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For the fiscal year ended April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Biotechnology & Genome ETF	$224,744,820	$249,226,497
Dynamic Building & Construction ETF	266,487,640	312,639,990
Dynamic Energy Exploration & Production ETF	11,681,481	26,178,673
Dynamic Food & Beverage ETF	67,514,981	130,984,735
Dynamic Leisure and Entertainment ETF	160,211,682	193,903,379
Dynamic Media ETF	77,735,897	177,920,904
Dynamic Networking ETF	57,916,490	28,950,938
Dynamic Oil & Gas Services ETF	23,147,468	15,112,150
Dynamic Pharmaceuticals ETF	204,338,843	465,417,437
Dynamic Retail ETF	7,186,977	10,427,964
Dynamic Semiconductors ETF	306,017,935	258,527,298
Dynamic Software ETF	193,751,215	173,994,860

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Biotechnology & Genome ETF	$28,839,367	$(18,675,640)	$10,163,727	$233,258,327
Dynamic Building & Construction ETF	17,089,520	(11,309,136)	5,780,384	274,955,212
Dynamic Energy Exploration & Production ETF	10,453,569	(2,153,305)	8,300,264	44,724,980
Dynamic Food & Beverage ETF	6,574,990	(3,906,276)	2,668,714	76,116,934
Dynamic Leisure and Entertainment ETF	7,625,827	(2,928,717)	4,697,110	112,137,428
Dynamic Media ETF	3,154,913	(3,054,906)	100,007	48,073,337
Dynamic Networking ETF	5,446,682	(1,450,563)	3,996,119	58,849,221
Dynamic Oil & Gas Services ETF	2,059,832	(2,559,750)	(499,918)	42,145,017
Dynamic Pharmaceuticals ETF	53,766,999	(51,177,637)	2,589,362	527,542,119
Dynamic Retail ETF	1,137,536	(474,462)	663,074	11,299,153
Dynamic Semiconductors ETF	34,024,916	(15,111,208)	18,913,708	296,821,835
Dynamic Software ETF	17,549,523	(1,993,908)	15,555,615	140,355,139

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome ETF	$—	$(10,656,712)	$10,656,712
Dynamic Building & Construction ETF	—	(38,909,095)	38,909,095
Dynamic Energy Exploration & Production ETF	76,851	17,139,084	(17,215,935)
Dynamic Food & Beverage ETF	—	1,531,591	(1,531,591)
Dynamic Leisure and Entertainment ETF	(9,379)	(17,119,910)	17,129,289
Dynamic Media ETF	—	(12,898,460)	12,898,460
Dynamic Networking ETF	—	(5,018,187)	5,018,187
Dynamic Oil & Gas Services ETF	73,041	84,929,418	(85,002,459)

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	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Pharmaceuticals ETF	$—	$(69,050,192)	$69,050,192
Dynamic Retail ETF	—	(41,915)	41,915
Dynamic Semiconductors ETF	—	(49,778,850)	49,778,850
Dynamic Software ETF	450,286	(30,821,089)	30,370,803

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Retail ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Biotechnology & Genome ETF (formerly known as PowerShares Dynamic Biotechnology & Genome Portfolio), Invesco Dynamic Building & Construction ETF (formerly known as PowerShares Dynamic Building & Construction Portfolio), Invesco Dynamic Energy Exploration & Production ETF (formerly known as PowerShares Dynamic Energy Exploration & Production Portfolio), Invesco Dynamic Food & Beverage ETF (formerly known as PowerShares Dynamic Food & Beverage Portfolio), Invesco Dynamic Leisure and Entertainment ETF (formerly known as PowerShares Dynamic Leisure and Entertainment Portfolio), Invesco Dynamic Media ETF (formerly known as PowerShares Dynamic Media Portfolio), Invesco Dynamic Networking ETF (formerly known as PowerShares Dynamic Networking Portfolio), Invesco Dynamic Oil & Gas Services ETF (formerly known as PowerShares Dynamic Oil & Gas Services Portfolio), Invesco Dynamic Pharmaceuticals ETF (formerly known as PowerShares Dynamic Pharmaceuticals Portfolio), Invesco Dynamic Retail ETF (formerly known as PowerShares Dynamic Retail Portfolio), Invesco Dynamic Semiconductors ETF (formerly known as PowerShares Dynamic Semiconductors Portfolio) and Invesco Dynamic Software ETF (formerly known as PowerShares Dynamic Software Portfolio) (twelve of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018, and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Biotechnology & Genome ETF (PBE)
Actual	$1,000.00	$1,029.40	0.58%	$2.92
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91
Invesco Dynamic Building & Construction ETF (PKB)
Actual	1,000.00	915.10	0.59	2.80
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco Dynamic Energy Exploration & Production ETF (PXE)
Actual	1,000.00	1,162.90	0.63	3.38
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Food & Beverage ETF (PBJ)
Actual	1,000.00	1,021.50	0.63	3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Leisure and Entertainment ETF (PEJ)
Actual	1,000.00	1,075.80	0.63	3.24
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Media ETF (PBS)
Actual	1,000.00	1,073.60	0.63	3.24
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Networking ETF (PXQ)
Actual	1,000.00	1,089.90	0.63	3.26
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Oil & Gas Services ETF (PXJ)
Actual	1,000.00	1,066.00	0.63	3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

65

Fees and Expenses (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Pharmaceuticals ETF (PJP)
Actual	$1,000.00	$986.70	0.56%	$2.76
Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81
Invesco Dynamic Retail ETF (PMR)
Actual	1,000.00	1,108.50	0.63	3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Semiconductors ETF (PSI)
Actual	1,000.00	905.60	0.59	2.79
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco Dynamic Software ETF (PSJ)
Actual	1,000.00	1,077.40	0.63	3.25
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

66

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco Dynamic Biotechnology & Genome ETF	48%	48%
Invesco Dynamic Building & Construction ETF	100%	100%
Invesco Dynamic Energy Exploration & Production ETF	100%	97%
Invesco Dynamic Food & Beverage ETF	100%	100%
Invesco Dynamic Leisure and Entertainment ETF	100%	100%
Invesco Dynamic Media ETF	100%	100%
Invesco Dynamic Networking ETF	100%	100%
Invesco Dynamic Oil & Gas Services ETF	100%	89%
Invesco Dynamic Pharmaceuticals ETF	100%	100%
Invesco Dynamic Retail ETF	100%	100%
Invesco Dynamic Semiconductors ETF	100%	100%
Invesco Dynamic Software ETF	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

67

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

68

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

69

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

70

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008- Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

71

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

72

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

73

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

74

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.
Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.18% for PowerShares Dynamic Retail Portfolio);

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps, as defined below, were -0.37%, -0.21% and -0.01%, respectively, for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2019, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

75

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X

76

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio	X		X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X

77

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio	X	X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio		X	X
PowerShares Water Resources Portfolio			X

78

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

79

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-7	invesco.com/us

Invesco Annual Report to Shareholders

April 30, 2018

PYZ	Invesco DWA Basic Materials Momentum ETF
PEZ	Invesco DWA Consumer Cyclicals Momentum ETF
PSL	Invesco DWA Consumer Staples Momentum ETF
PXI	Invesco DWA Energy Momentum ETF
PFI	Invesco DWA Financial Momentum ETF
PTH	Invesco DWA Healthcare Momentum ETF
PRN	Invesco DWA Industrials Momentum ETF
PTF	Invesco DWA Technology Momentum ETF
PUI	Invesco DWA Utilities Momentum ETF
PNQI	Invesco NASDAQ Internet ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

International Equity

Global equity markets delivered positive returns over the fiscal year ended April 30, 2018. That positive performance was despite significant turbulence in late January and early February 2018, during which time stocks were whipsawed—first by concerns about accelerated U.S. Federal Reserve (the “Fed”) tightening and then by fears of a brewing trade war. The fiscal year saw continued global economic growth despite rising risks from geopolitics and tighter monetary policy. In Europe, economic growth remained positive, with improving employment, industrial production and consumption trends in many countries. The political environment in Germany improved, with Chancellor Angela Merkel finally securing a coalition government in order to continue her leadership. French President Emmanuel Macron continued his efforts at labor reform, boosting business confidence and business spending. The European Central Bank remained supportive of European equities, maintaining a dovish tone throughout the fiscal year.

Economic growth in emerging markets remained strong during the fiscal year. While industrial production in emerging markets improved after weakness in the fourth quarter of 2017, consumer spending moderated. Latin America produced mixed results, while

India continued its economic reforms. Chinese growth appeared to stabilize. President Xi Jinping was able to consolidate power in early 2018, with China abolishing term limits. At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but non-U.S. equity markets were trading at a material discount to those of the U.S. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-U.S. developed markets.

1 Source: U.S. Treasury

2 Source: U.S. Federal Reserve

3

PYZ	Manager’s Analysis
Invesco DWA Basic Materials Momentum ETF (PYZ)

As an index fund, the Invesco DWA Basic Materials Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Basic Materials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 9.48%. On a net asset value (“NAV”) basis, the Fund returned 9.40%. During the same time period, the Index returned 10.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 9.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals and steel sub-industries and most underweight in the diversified chemicals and industrial gases sub-industries during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the steel sub-industry.

For the fiscal year ended April 30, 2018, the steel sub-industry contributed most significantly to the Fund’s return, followed by the specialty chemicals and diversified chemicals sub-industries, respectively. The oil and gas equipment & services sub-industry detracted most significantly from the Fund’s return, followed by the aerospace & defense sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included United States Steel Corp., a steel company (no longer held at fiscal year-end), and LyondellBasell Industries NV, Class A, a commodity chemicals company (portfolio average weight of 3.89%). Positions that detracted most significantly from the Fund’s return during this period included U.S. Silica Holdings, Inc., an oil & gas equipment & services company (no longer held at fiscal year-end) and Koppers Holdings, Inc., a commodity chemicals company (no longer held at fiscal year-end).

4

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Specialty Chemicals	25.6
Steel	15.5
Commodity Chemicals	13.7
Aluminum	9.5
Diversified Chemicals	7.7
Fertilizers & Agricultural Chemicals	7.6
Paper Packaging	7.2
Industrial Gases	3.7
Forest Products	3.5
Copper	3.2
Diversified Metals & Mining	2.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Chemours Co. (The)	4.3
FMC Corp.	4.2
Alcoa Corp.	4.0
LyondellBasell Industries NV, Class A	3.9
International Paper Co.	3.8
Celanese Corp., Series A	3.8
Air Products & Chemicals, Inc.	3.6
Steel Dynamics, Inc.	3.6
Louisiana-Pacific Corp.	3.5
Olin Corp.	3.5
Total	38.2

*	Excluding money market fund holdings.

5

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Basic Materials Technical Leaders Index†	10.13%	9.22%	30.28%	10.82%	67.14%	8.56%	127.37%	10.94%	231.71%
S&P 500® Materials Index	9.18	6.37	20.35	9.78	59.47	5.35	68.41	7.45	129.33
Fund
NAV Return	9.40	8.48	27.66	10.08	61.64	7.69	109.86	10.05	202.16
Market Price Return	9.48	8.54	27.88	10.14	62.11	7.71	110.07	10.06	202.50

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Basic Materials Technical Leaders Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

6

PEZ	Manager’s Analysis
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

As an index fund, the Invesco DWA Consumer Cyclicals Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the consumer discretionary sector for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 14.31%. On a net asset value (“NAV”) basis, the Fund returned 14.20%. During the same time period, the Index returned 14.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 16.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the casinos & gaming sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the internet & direct marketing retail sub-industry.

For the fiscal year ended April 30, 2018, the casinos & gaming sub-industry contributed most significantly to the Fund’s return followed by the home entertainment software and computer & electronics retail sub-industries, respectively. The apparel retail sub-industry detracted most significantly from the Fund’s return, followed by the specialty stores and broadcasting sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Take-Two Interactive Software, Inc., a home entertainment software company (no longer held at fiscal year-end) and Amazon.com, Inc., an internet & direct marketing retail company (portfolio average weight of 4.64%). Positions that detracted most significantly from the Fund’s return during this period included Overstock.com, Inc., an internet & direct marketing retail company (no longer held at fiscal year-end) and Dave & Buster’s Entertainment, Inc. a restaurants company (no longer held at fiscal year-end).

7

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Apparel Retail	14.4
Casinos & Gaming	10.0
Hotels, Resorts & Cruise Lines	7.8
Internet & Direct Marketing Retail	7.2
Apparel, Accessories & Luxury Goods	5.5
Internet Software & Services	5.1
Auto Parts & Equipment	4.9
Automotive Retail	4.1
Footwear	3.9
Restaurants	3.7
Computer & Electronics Retail	3.5
Cable & Satellite	3.2
Home Entertainment Software	3.0
Home Improvement Retail	2.9
Specialty Stores	2.5
Trucking	2.5
Airlines	2.5
Publishing	2.3
General Merchandise Stores	2.2
Movies & Entertainment	2.1
Leisure Facilities	1.9
Trading Companies & Distributors	1.7
Diversified Support Services	1.6
Leisure Products	1.5
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Ross Stores, Inc.	4.3
Amazon.com, Inc.	4.2
O’Reilly Automotive, Inc.	4.1
VF Corp.	3.8
Wyndham Worldwide Corp.	3.7
Best Buy Co., Inc.	3.5
Burlington Stores, Inc.	3.5
Sirius XM Holdings, Inc.	3.2
Eldorado Resorts, Inc.	3.1
Abercrombie & Fitch Co., Class A	3.1
Total	36.5

*	Excluding money market fund holdings.

8

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index†	14.50%	4.25%	13.29%	9.26%	55.69%	9.75%	153.55%	7.43%	128.72%
S&P 500® Consumer Discretionary Index	16.82	13.09	44.63	15.53	105.84	14.35	282.28	11.22	241.64
Fund
NAV Return	14.20	3.70	11.52	8.62	51.22	9.13	139.51	6.80	113.77
Market Price Return	14.31	3.75	11.66	8.67	51.54	9.14	139.69	6.81	114.10

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.86% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

9

PSL	Manager’s Analysis
Invesco DWA Consumer Staples Momentum ETF (PSL)

As an index fund, the Invesco DWA Consumer Staples Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Staples Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the consumer staples sector for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 14.40%. On a net asset value (“NAV”) basis, the Fund returned 14.03%. During the same time period, the Index returned 14.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned (6.14)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 35 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialized consumer services sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the specialized consumer services and the packaged foods & meats sub-industries.

For the fiscal year ended April 30, 2018, the personal products sub-industry contributed most significantly to the Fund’s return, followed by the distillers & vintners and education services sub-industries, respectively. The household products sub-industry detracted most significantly from the Fund’s return, followed by the tobacco and the specialty stores sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included MGP Ingredients, Inc., a distillers & vintners company (portfolio average weight of 2.57%) and Herbalife Nutrition Ltd., a personal products company (portfolio average weight of 3.17%). Positions that detracted most significantly from the Fund’s return during this period included Spectrum Brands Holdings, Inc., a household products company (no longer held at fiscal year-end) and GNC Holdings, Inc., Class A, a specialty stores company (no longer held at fiscal year-end).

10

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Packaged Foods & Meats	20.9
Personal Products	12.2
Education Services	11.6
Distillers & Vintners	10.6
Household Products	8.1
Specialized Consumer Services	5.5
Industrial Machinery	5.0
Trading Companies & Distributors	4.5
Soft Drinks	3.6
Environmental & Facilities Services	3.4
Health Care Services	3.0
Food Distributors	2.6
Consumer Finance	2.5
Agricultural Products	2.2
Food Retail	2.2
Tobacco	2.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Constellation Brands, Inc., Class A	4.3
Herbalife Nutrition Ltd.	3.9
Church & Dwight Co., Inc.	3.7
Chegg, Inc.	3.7
Monster Beverage Corp.	3.6
McCormick & Co., Inc.	3.5
Estee Lauder Cos., Inc. (The), Class A	3.4
Rollins, Inc.	3.4
Brown-Forman Corp., Class B	3.3
Lamb Weston Holdings, Inc.	3.3
Total	36.1

*	Excluding money market fund holdings.

11

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Staples Technical Leaders Index†	14.72%	11.29%	37.83%	13.22%	86.06%	12.06%	212.21%	11.21%	241.35%
S&P 500® Consumer Staples Index	(6.14)	4.17	13.04	7.01	40.31	9.05	137.73	9.14	174.52
Fund
NAV Return	14.03	10.58	35.22	12.51	80.27	11.31	191.93	10.48	216.06
Market Price Return	14.40	10.70	35.66	12.59	80.96	11.35	192.95	10.51	217.03

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Consumer Staples Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

12

PXI	Manager’s Analysis
Invesco DWA Energy Momentum ETF (PXI)

As an index fund, the Invesco DWA Energy Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the energy sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the energy sector for inclusion in the Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 17.47%. On a net asset value (“NAV”) basis, the Fund returned 17.28%. During the same time period, the Index returned 17.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned 12.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the oil & gas refining & marketing sub-industry.

For the fiscal year ended April 30, 2018, the oil & gas refining & marketing sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas exploration & production and coal & consumable fuels sub-industries, respectively. The oil & gas drilling sub-industry detracted most significantly from the Fund’s return, followed by the specialty chemicals and oil & gas equipment & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Valero Energy Corp., an oil & gas refining & marketing company (portfolio average weight of 3.73%) and Delek US Holdings, Inc., an oil & gas refining & marketing company (portfolio average weight of 2.32%). Positions that detracted most significantly from the Fund’s return during this period included Oasis Petroleum Inc., an oil & gas exploration & production company (no longer held at fiscal year-end) and Sanchez Energy Corp., an oil & gas exploration & production company (no longer held at fiscal year-end).

13

Invesco DWA Energy Momentum ETF (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Oil & Gas Exploration & Production	49.7
Oil & Gas Refining & Marketing	25.2
Oil & Gas Equipment & Services	7.9
Oil & Gas Storage & Transportation	6.9
Oil & Gas Drilling	3.0
Coal & Consumable Fuels	2.7
Integrated Oil & Gas	2.5
Steel	1.5
Specialty Chemicals	0.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Andeavor	5.0
Marathon Petroleum Corp.	4.1
Concho Resources, Inc.	4.1
Cheniere Energy, Inc.	4.1
Pioneer Natural Resources Co.	4.0
Valero Energy Corp.	3.8
Phillips 66	3.6
Diamondback Energy, Inc.	3.5
WPX Energy, Inc.	3.5
RSP Permian, Inc.	3.3
Total	39.0

*	Excluding money market fund holdings.

14

Invesco DWA Energy Momentum ETF (PXI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Energy Technical Leaders Index†	17.84%	(3.60)%	(10.43)%	(1.12)%	(5.50)%	2.39%	26.59%	5.86%	92.98%
S&P 500® Energy Index	12.43	(0.40)	(1.20)	1.57	8.07	1.16	12.24	4.89	73.63
Fund
NAV Return	17.28	(4.12)	(11.85)	(1.69)	(8.16)	1.78	19.33	5.23	80.08
Market Price Return	17.47	(4.07)	(11.73)	(1.65)	(7.96)	1.81	19.63	5.25	80.48

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Energy Technical Leaders Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

15

PFI	Manager’s Analysis
Invesco DWA Financial Momentum ETF (PFI)

As an index fund, the Invesco DWA Financial Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Financials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the financials sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the financials sector for inclusion in the Index. Companies in the financials sector are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 15.91%. On a net asset value (“NAV”) basis, the Fund returned 15.64%. During the same time period, the Index returned 16.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 18.60%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the diversified banks and multi-sector holdings sub-industries.

For the fiscal year ended April 30, 2018, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the investment banking & brokerage and data processing & outsourced services sub-industries, respectively. The residential REITs sub-industry detracted most significantly from the Fund’s return, followed by the internet software & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Mastercard Inc., Class A, a data processing & outsourced services company (portfolio average weight of 4.02%) and E*TRADE Financial Corp., an investment banking & brokerage company (portfolio average weight of 2.42%). Positions that detracted most significantly from the Fund’s return during this period included Hertz Global Holdings, Inc., a trucking company (no longer held at fiscal year-end) and Preferred Apartment Communities, Inc. a residential REITs company (no longer held at fiscal year-end).

16

Invesco DWA Financial Momentum ETF (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Regional Banks	26.9
Investment Banking & Brokerage	13.5
Property & Casualty Insurance	13.4
Data Processing & Outsourced Services	10.2
Financial Exchanges & Data	9.2
Life & Health Insurance	8.5
Diversified Banks	5.9
Asset Management & Custody Banks	4.1
Thrifts & Mortgage Finance	3.5
Reinsurance	1.9
Multi-line Insurance	1.4
Consumer Finance	1.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Mastercard, Inc., Class A	7.2
Progressive Corp. (The)	6.8
Fifth Third Bancorp	6.1
East West Bancorp, Inc.	4.9
Unum Group	3.8
JPMorgan Chase & Co.	3.8
S&P Global, Inc.	3.4
Moody’s Corp.	3.3
Allstate Corp. (The)	3.2
Ameriprise Financial, Inc.	3.0
Total	45.5

*	Excluding money market fund holdings.

17

Invesco DWA Financial Momentum ETF (PFI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Financials Technical Leaders Index†	16.41%	6.78%	21.76%	10.25%	62.86%	6.62%	89.87%	5.07%	77.14%
S&P 500® Financials Index	18.60	14.11	48.58	14.74	98.91	4.54	55.94	1.73	21.93
Fund
NAV Return	15.64	6.07	19.33	9.49	57.33	5.81	75.93	4.29	62.39
Market Price Return	15.91	6.13	19.53	9.54	57.73	5.83	76.25	4.31	62.74

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Financials Technical Leaders Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

18

PTH	Manager’s Analysis
Invesco DWA Healthcare Momentum ETF (PTH)

As an index fund, the Invesco DWA Healthcare Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Healthcare Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the healthcare sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the healthcare sector for inclusion in the Index. Companies in the healthcare sector are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 41.40%. On a net asset value (“NAV”) basis, the Fund returned 41.11%. During the same time period, the Index returned 41.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 10.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 60 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the health care sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the biotechnology, health care supplies and health care equipment sub-industries.

For the fiscal year ended April 30, 2018, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment and health care supplies sub-industries, respectively. During the specified time period, there were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Exact Sciences Corp., a biotechnology company (portfolio average weight of 5.12%) and Avexis, Inc., a biotechnology company (portfolio average weight of 1.90%). Positions that detracted most significantly from the Fund’s return during this period included Medicines Co., a pharmaceuticals company (no longer held at fiscal year-end) and Masimo Corp., a health care equipment company (no longer held at fiscal year-end).

19

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Biotechnology	51.9
Health Care Equipment	21.8
Pharmaceuticals	10.6
Health Care Supplies	6.5
Health Care Services	3.2
Managed Health Care	3.1
Health Care Technology	1.5
Life Sciences Tools & Services	1.5
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Avexis, Inc.	7.0
ABIOMED, Inc.	5.3
Exact Sciences Corp.	4.8
Align Technology, Inc.	4.2
Nektar Therapeutics, Class A	3.9
Sage Therapeutics, Inc.	3.3
Array BioPharma, Inc.	3.1
UnitedHealth Group, Inc.	3.1
Immunomedics, Inc.	2.9
Bluebird Bio, Inc.	2.9
Total	40.5

*	Excluding money market fund holdings.

20

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Healthcare Technical Leaders Index†	41.79%	11.14%	37.29%	15.77%	107.92%	12.61%	227.88%	11.27%	243.17%
S&P 500® Health Care Index	10.91	6.50	20.79	13.56	88.88	12.21	216.59	10.24	208.40
Fund
NAV Return	41.11	10.42	34.62	14.99	101.08	11.82	205.62	10.48	216.14
Market Price Return	41.40	10.51	34.98	15.08	101.83	11.85	206.35	10.50	216.75

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.78% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Healthcare Technical Leaders Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

21

PRN	Manager’s Analysis
Invesco DWA Industrials Momentum ETF (PRN)

As an index fund, the Invesco DWA Industrials Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Industrials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the industrials sector for inclusion in the Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 11.53%. On a net asset value (“NAV”) basis, the Fund returned 11.43%. During the same time period, the Index returned 12.17%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 8.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the IT consulting & other services sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection in the industrial conglomerates and building products sub-industries as well as the Fund being overweight in the semiconductors sub-industry.

For the fiscal year ended April 30, 2018, the aerospace & defense sub-industry contributed most significantly to the Fund’s return, followed by the industrial machinery and semiconductors sub-industries, respectively. The construction & engineering sub-industry detracted most significantly from the Fund’s return, followed by the human resource & employment services and the home improvement retail sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Boeing Co. (The), an aerospace & defense company (portfolio average weight of 2.82%) and Lockheed Martin Corp., an aerospace & defense company (portfolio average weight of 5.01%). Positions that detracted most significantly from the Fund’s return during this period included Coherent, Inc., an electronic equipment & instruments company (no longer held at fiscal year-end) and Dycom Industries, a construction & engineering company (no longer held at fiscal year-end).

22

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Aerospace & Defense	17.7
Building Products	10.3
Industrial Machinery	8.7
Trucking	7.6
Trading Companies & Distributors	5.6
Electrical Components & Equipment	4.2
Specialty Chemicals	4.1
Railroads	4.0
Industrial Conglomerates	3.9
Air Freight & Logistics	3.3
IT Consulting & Other Services	3.0
Paper Packaging	2.6
Health Care Services	2.6
Diversified Support Services	2.5
Data Processing & Outsourced Services	2.3
Semiconductor Equipment	2.2
Electronic Manufacturing Services	2.1
Construction & Engineering	1.8
Electronic Components	1.7
Application Software	1.7
Commodity Chemicals	1.7
Distributors	1.5
Consumer Finance	1.5
Commercial Printing	1.3
Health Care Technology	1.1
Construction Machinery & Heavy Trucks	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
J.B. Hunt Transport Services, Inc.	4.8
AMETEK, Inc.	4.2
Lockheed Martin Corp.	4.1
Sherwin-Williams Co. (The)	4.1
Union Pacific Corp.	4.0
Roper Technologies, Inc.	3.9
A.O. Smith Corp.	3.9
W.W. Grainger, Inc.	3.3
Boeing Co. (The)	3.1
Accenture PLC, Class A	3.0
Total	38.4

*	Excluding money market fund holdings.

23

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Industrials Technical Leaders Index†	12.17%	8.61%	28.13%	10.77%	66.80%	8.46%	125.33%	8.99%	170.29%
S&P 500® Industrials Index	8.85	10.62	35.36	13.55	88.77	8.43	124.69	8.28	150.53
Fund
NAV Return	11.43	7.90	25.62	10.04	61.35	7.57	107.36	8.12	146.23
Market Price Return	11.53	7.92	25.68	10.07	61.55	7.57	107.51	8.13	146.51

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Industrials Technical Leaders Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

24

PTF	Manager’s Analysis
Invesco DWA Technology Momentum ETF (PTF)

As an index fund, the Invesco DWA Technology Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technology Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the technology sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the technology sector for inclusion in the Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and wireless communication technologies. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 24.35%. On a net asset value (“NAV”) basis, the Fund returned 24.22%. During the same time period, the Index returned 24.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 24.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index is primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

For the fiscal year ended April 30, 2018, the application software sub-industry contributed most significantly to the Fund’s return, followed by the internet software & services and semiconductor equipment sub-industries, respectively. The wireless telecommunication services sub-industry detracted most significantly from the Fund’s return, followed by the internet & direct marketing retail sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included NVIDIA Corp., a semiconductors company (portfolio average weight of 4.19%) and Arista Networks, Inc. a communications equipment company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Advanced Micro Devices, Inc., a semiconductor company (no longer held at fiscal year-end) and Alarm.com Holdings, Inc., an internet software & services company (no longer held at fiscal year-end).

25

Invesco DWA Technology Momentum ETF (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Application Software	23.6
Internet Software & Services	23.1
Semiconductors	12.5
Technology Hardware, Storage & Peripherals	8.9
Systems Software	8.1
Electronic Components	6.1
Data Processing & Outsourced Services	4.8
Semiconductor Equipment	3.5
Specialized REITs	2.7
Health Care Technology	2.2
Internet & Direct Marketing Retail	2.2
Communications Equipment	1.2
Wireless Telecommunication Services	1.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Apple, Inc.	6.6
Amphenol Corp., Class A	6.1
NVIDIA Corp.	5.8
Paycom Software, Inc.	4.6
Facebook, Inc., Class A	3.8
Square, Inc., Class A	3.1
GrubHub, Inc.	3.0
Adobe Systems, Inc.	3.0
Intuit, Inc.	2.8
Nutanix, Inc., Class A	2.7
Total	41.5

*	Excluding money market fund holdings.

26

Invesco DWA Technology Momentum ETF (PTF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Technology Technical Leaders Index†	24.79%	12.31%	41.65%	14.98%	100.96%	9.44%	146.45%	7.96%	142.16%
S&P 500® Information Technology Index	24.65	19.01	68.56	20.45	153.57	13.40	251.66	12.27	280.67
Fund
NAV Return	24.22	11.76	39.61	14.30	95.06	8.72	130.77	7.25	124.36
Market Price Return	24.35	11.79	39.69	14.37	95.67	8.73	131.04	7.25	124.44

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Technology Technical Leaders Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

27

PUI	Manager’s Analysis
Invesco DWA Utilities Momentum ETF (PUI)

As an index fund, the Invesco DWA Utilities Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Utilities Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the utilities sector for inclusion in the Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 1.19%. On a net asset value (“NAV”) basis, the

Fund returned 1.16%. During the same time period, the Index returned 1.77%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 3.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the wireless telecommunication services sub-industry, as well as the Fund being underweight in the electric utilities sub-industry.

For the fiscal year ended April 30, 2018, the multi-utilities sub-industry contributed most significantly to the Fund’s return, followed by the independent power producers & energy traders sub-industry. The wireless telecommunication services sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included NextEra Energy, Inc., an electric utilities company (portfolio average weight of 3.68%) and NRG Energy, Inc., an independent power producers & energy traders company (portfolio average weight of 2.50%). Positions that detracted most significantly from the Fund’s return during this period included PG&E Corp., an electric utilities company (no longer held at fiscal year-end) and SCANA Corp., a multi-utilities company (no longer held at fiscal year-end).

28

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Electric Utilities	39.6
Multi-Utilities	27.8
Gas Utilities	15.8
Water Utilities	9.6
Independent Power Producers & Energy Traders	3.6
Oil & Gas Storage & Transportation	3.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
American Water Works Co., Inc.	3.9
DTE Energy Co.	3.8
Alliant Energy Corp.	3.7
Pinnacle West Capital Corp.	3.7
Duke Energy Corp.	3.7
CMS Energy Corp.	3.7
Atmos Energy Corp.	3.7
NiSource, Inc.	3.6
NRG Energy, Inc.	3.6
ONEOK, Inc.	3.6
Total	37.0

*	Excluding money market fund holdings.

29

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Utilities Technical Leaders Index†	1.77%	10.35%	34.37%	10.17%	62.29%	7.61%	108.18%	8.50%	177.53%
S&P 500® Utilities Index	3.22	9.07	29.74	8.35	49.35	6.74	92.01	8.30	171.27
Fund
NAV Return	1.16	9.71	32.04	9.49	57.34	6.83	93.59	7.73	153.86
Market Price Return	1.19	9.75	32.20	9.54	57.71	6.84	93.71	7.75	154.37

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Utilities Technical Leaders Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

30

PNQ	Manager’s Analysis
Invesco NASDAQ Internet ETF (PNQI)

As an index fund, the Invesco NASDAQ Internet ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of internet companies that comprise the Index.

Nasdaq, Inc. (the “Index Provider”) compiles the Index strictly in accordance with its guidelines and mandated procedures. The Index is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses that are listed on one of the three major U.S. stock exchanges. Companies in the Index include internet software and services companies involved in internet-related services, including internet access providers, internet search engines, web hosting, website design, and e-commerce. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2018, on a market price basis, the Fund returned 30.40%. On a net asset value (“NAV”) basis, the Fund returned 30.30%. During the same time period, the Index returned 31.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 19.59%. The Benchmark Index is an unmanaged, modified market-capitalization weighted index based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that consists of companies engaged in internet-related businesses, whereas the Benchmark Index consists of approximately 100 of the largest non-financial companies listed on the NASDAQ Stock Market, which may include companies that are not engaged in internet-related businesses.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the internet software & services sub-industry.

For the fiscal year ended April 30, 2018, the internet software & services sub-industry contributed most significantly to the Fund’s return, followed by the internet & direct marketing retail and communications equipment sub-industries, respectively. The advertising sub-industry detracted most significantly from the Fund’s return, followed by the application software sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2018, included Netflix, Inc., an internet & direct marketing retail company (portfolio average weight of 8.58%) and Amazon.com, Inc., an internet & direct marketing retail company (portfolio average weight of 8.12%). Positions that detracted most significantly from the Fund’s return during this period included Ctrip.com International Ltd. ADR (China), an internet & direct marketing retail company (portfolio average weight of 3.38%) and Expedia Group, Inc., an internet & direct marketing retail company (portfolio average weight of 2.81%).

31

Invesco NASDAQ Internet ETF (PNQI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Internet Software & Services	53.7
Internet & Direct Marketing Retail	35.4
Specialized REITs	4.0
Communications Equipment	2.3
Research & Consulting Services	1.6
Application Software	1.5
Commercial Printing	0.5
Alternative Carriers	0.3
Advertising	0.2
Data Processing & Outsourced Services	0.1
Wireless Telecommunication Services	0.1
Home Entertainment Software	0.1
Casinos & Gaming	0.1
IT Consulting & Other Services	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Netflix, Inc.	8.7
Booking Holdings, Inc.	8.7
Amazon.com, Inc.	8.4
Facebook, Inc., Class A	7.8
Alphabet, Inc., Class C	7.5
Baidu, Inc. ADR	4.0
Equinix, Inc. REIT	4.0
Altaba, Inc.	3.8
eBay, Inc.	3.6
JD.Com, Inc., Class A ADR	3.2
Total	59.7

*	Excluding money market fund holdings.

32

Invesco NASDAQ Internet ETF (PNQI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ Internet IndexSM	31.04%	22.02%	81.66%	23.57%	188.07%	19.22%	468.39%
NASDAQ-100® Index	19.59	15.75	55.10	19.48	143.45	14.51	281.62
Fund
NAV Return	30.30	21.35	78.72	22.89	180.28	18.60	439.47
Market Price Return	30.40	21.41	78.96	22.92	180.64	18.42	431.63

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

33

Schedule of Investments(a)

Invesco DWA Basic Materials Momentum ETF (PYZ)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Aluminum—9.5%
78,587	Alcoa Corp.(b)	$4,023,654
153,100	Century Aluminum Co.(b)	2,674,657
28,057	Kaiser Aluminum Corp.	2,764,737

		9,463,048

	Commodity Chemicals—13.7%
79,591	Advansix, Inc.(b)	2,850,949
36,826	LyondellBasell Industries NV, Class A	3,893,613
116,784	Olin Corp.	3,525,709
32,568	Westlake Chemical Corp.	3,483,799

		13,754,070

	Copper—3.2%
207,898	Freeport-McMoRan, Inc.	3,162,129

	Diversified Chemicals—7.7%
87,964	Chemours Co. (The)	4,258,337
34,089	Eastman Chemical Co.	3,479,805

		7,738,142

	Diversified Metals & Mining—2.8%
54,390	Materion Corp.	2,760,292

	Fertilizers & Agricultural Chemicals—7.6%
90,137	CF Industries Holdings, Inc.	3,497,316
52,204	FMC Corp.	4,162,225

		7,659,541

	Forest Products—3.5%
124,963	Louisiana-Pacific Corp.	3,540,202

	Industrial Gases—3.7%
22,533	Air Products & Chemicals, Inc.	3,656,881

	Paper Packaging—7.2%
32,777	Avery Dennison Corp.	3,435,358
74,106	International Paper Co.	3,820,905

		7,256,263

	Specialty Chemicals—25.6%
35,062	Celanese Corp., Series A	3,810,187
125,324	Ferro Corp.(b)	2,758,381
43,718	Ingevity Corp.(b)	3,358,854
47,771	Innospec, Inc.	3,472,952
48,102	KMG Chemicals, Inc.	2,957,792
60,047	Kraton Corp.(b)	2,742,346
83,355	PolyOne Corp.	3,488,407
20,724	Quaker Chemical Corp.	3,046,221

		25,635,140

	Steel—15.5%
122,983	Allegheny Technologies, Inc.(b)	3,267,658
64,156	Carpenter Technology Corp.	3,416,949
129,405	Commercial Metals Co.	2,718,799
84,984	Schnitzer Steel Industries, Inc., Class A	2,502,779
79,677	Steel Dynamics, Inc.	3,570,326

		15,476,511

	Total Common Stocks (Cost $90,456,630)	100,102,219

Number of Shares		Value
	Money Market Fund—0.1%
101,240	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $101,240)	$101,240

	Total Investments in Securities (Cost $90,557,870)—100.1%	100,203,459
	Other assets less liabilities—(0.1)%	(89,811)

	Net Assets—100.0%	$100,113,648

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Airlines—2.5%
24,144	SkyWest, Inc.	$1,373,794

	Apparel Retail—14.4%
66,739	Abercrombie & Fitch Co., Class A	1,709,853
48,216	Boot Barn Holdings, Inc.(b)	943,587
14,158	Burlington Stores, Inc.(b)	1,923,364
7,878	Children’s Place, Inc. (The)	1,004,839
29,508	Ross Stores, Inc.	2,385,722

		7,967,365

	Apparel, Accessories & Luxury Goods—5.5%
25,755	G-III Apparel Group Ltd.(b)	939,800
25,985	VF Corp.	2,101,407

		3,041,207

	Auto Parts & Equipment—4.9%
7,952	Lear Corp.	1,486,785
9,918	Visteon Corp.(b)	1,234,196

		2,720,981

	Automotive Retail—4.1%
8,858	O’Reilly Automotive, Inc.(b)	2,268,268

	Cable & Satellite—3.2%
278,595	Sirius XM Holdings, Inc.(c)	1,763,506

	Casinos & Gaming—10.0%
44,037	Boyd Gaming Corp.	1,462,469
4,087	Churchill Downs, Inc.	1,122,290
42,785	Eldorado Resorts, Inc.(b)	1,732,792
16,527	Las Vegas Sands Corp.	1,211,925

		5,529,476

	Computer & Electronics Retail—3.5%
25,285	Best Buy Co., Inc.	1,935,061

	Diversified Support Services—1.6%
17,244	KAR Auction Services, Inc.	896,516

	Footwear—3.9%
13,576	Deckers Outdoor Corp.(b)	1,266,098
30,995	Skechers U.S.A., Inc., Class A(b)	883,357

		2,149,455

	General Merchandise Stores—2.2%
19,752	Ollie’s Bargain Outlet Holdings, Inc.(b)	1,228,575

	Home Entertainment Software—3.0%
25,118	Activision Blizzard, Inc.	1,666,579

	Home Improvement Retail—2.9%
8,771	Home Depot, Inc. (The)	1,620,881

	Hotels, Resorts & Cruise Lines—7.8%
10,048	Marriott International, Inc., Class A	1,373,361
7,291	Marriott Vacations Worldwide Corp.	893,949
18,038	Wyndham Worldwide Corp.	2,060,120

		4,327,430

Number of Shares		Value
	Common Stocks (continued)
	Internet & Direct Marketing Retail—7.2%
1,496	Amazon.com, Inc.(b)	$2,342,930
5,356	Netflix, Inc.(b)	1,673,536

		4,016,466

	Internet Software & Services—5.1%
10,157	IAC/InterActiveCorp.(b)	1,646,856
23,728	Trade Desk, Inc. (The), Class A(b)	1,214,162

		2,861,018

	Leisure Facilities—1.9%
26,784	Planet Fitness, Inc., Class A(b)	1,079,127

	Leisure Products—1.5%
24,176	Malibu Boats, Inc., Class A(b)	814,731

	Movies & Entertainment—2.1%
29,876	World Wrestling Entertainment, Inc., Class A	1,188,766

	Publishing—2.3%
53,595	New York Times Co. (The), Class A	1,256,803

	Restaurants—3.7%
16,129	Texas Roadhouse, Inc.	1,033,546
21,119	Wingstop, Inc.	1,031,875

		2,065,421

	Specialty Stores—2.5%
19,571	Five Below, Inc.(b)	1,381,908

	Trading Companies & Distributors—1.7%
13,929	Siteone Landscape Supply, Inc.(b)	954,137

	Trucking—2.5%
27,831	Avis Budget Group, Inc.(b)	1,375,130

	Total Common Stocks (Cost $51,512,522)	55,482,601

	Money Market Fund—0.2%
91,769	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $91,769)	91,769

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $51,604,291)—100.2%	55,574,370

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.9%
1,629,550	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $1,629,550)	1,629,550

	Total Investments in Securities (Cost $53,233,841)—103.1%	57,203,920
	Other assets less liabilities—(3.1)%	(1,740,223)

	Net Assets—100.0%	$55,463,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

April 30, 2018

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

Invesco DWA Consumer Staples Momentum ETF (PSL)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Agricultural Products—2.2%
119,440	Darling Ingredients, Inc.(b)	$2,047,202

	Consumer Finance—2.5%
169,143	EZCORP, Inc., Class A(b)	2,317,259

	Distillers & Vintners—10.6%
53,850	Brown-Forman Corp., Class B	3,017,754
16,480	Constellation Brands, Inc., Class A	3,841,983
29,347	MGP Ingredients, Inc.(c)	2,811,149

		9,670,886

	Education Services—11.6%
49,386	Adtalem Global Education, Inc.(b)	2,350,774
21,551	Bright Horizons Family Solutions, Inc.(b)	2,044,759
144,174	Chegg, Inc.(b)	3,346,278
27,187	Grand Canyon Education, Inc.(b)	2,827,176

		10,568,987

	Environmental & Facilities Services—3.4%
63,360	Rollins, Inc.	3,074,227

	Food Distributors—2.6%
69,469	US Foods Holding Corp.(b)	2,374,450

	Food Retail—2.2%
78,392	Sprouts Farmers Market, Inc.(b)	1,962,152

	Health Care Services—3.0%
8,821	Chemed Corp.	2,718,809

	Household Products—8.1%
73,052	Church & Dwight Co., Inc.	3,375,002
37,756	Energizer Holdings, Inc.	2,165,684
14,021	WD-40 Co.	1,849,370

		7,390,056

	Industrial Machinery—5.0%
37,855	Hillenbrand, Inc.	1,754,579
19,695	Stanley Black & Decker, Inc.	2,788,615

		4,543,194

	Packaged Foods & Meats—20.9%
25,406	Calavo Growers, Inc.(c)	2,380,542
13,615	J & J Snack Foods Corp.	1,870,837
45,894	Lamb Weston Holdings, Inc.	2,997,796
30,330	McCormick & Co., Inc.	3,197,085
48,817	Pinnacle Foods, Inc.	2,948,547
35,812	Post Holdings, Inc.(b)	2,849,561
39,748	Tyson Foods, Inc., Class A	2,786,335

		19,030,703

	Personal Products—12.2%
21,008	Estee Lauder Cos., Inc. (The), Class A	3,111,075
33,678	Herbalife Nutrition Ltd.(b)	3,560,775
21,732	Medifast, Inc.	2,181,458
20,895	USANA Health Sciences, Inc.(b)	2,205,467

		11,058,775

	Soft Drinks—3.6%
59,882	Monster Beverage Corp.(b)	3,293,510

Number of Shares		Value
	Common Stocks (continued)
	Specialized Consumer Services—5.5%
77,112	Service Corp. International	$2,815,359
43,286	ServiceMaster Global Holdings, Inc.(b)	2,190,272

		5,005,631

	Tobacco—2.1%
22,812	Philip Morris International, Inc.	1,870,584

	Trading Companies & Distributors—4.5%
27,792	Herc Holdings, Inc.(b)	1,463,249
17,389	United Rentals, Inc.(b)	2,608,350

		4,071,599

	Total Common Stocks (Cost $79,860,123)	90,998,024

	Money Market Fund—0.1%
126,647	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $126,647)	126,647

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $79,986,770)—100.1%	91,124,671

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.7%
2,442,780	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $2,442,780)	2,442,780

	Total Investments in Securities (Cost $82,429,550)—102.8%	93,567,451
	Other assets less liabilities—(2.8)%	(2,590,014)

	Net Assets—100.0%	$90,977,437

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco DWA Energy Momentum ETF (PXI)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Coal & Consumable Fuels—2.7%
14,030	Arch Coal, Inc., Class A	$1,134,045
33,722	Peabody Energy Corp.	1,242,656

		2,376,701

	Integrated Oil & Gas—2.5%
17,878	Chevron Corp.	2,236,717

	Oil & Gas Drilling—3.0%
19,579	Helmerich & Payne, Inc.	1,361,720
56,980	Unit Corp.(b)	1,292,306

		2,654,026

	Oil & Gas Equipment & Services—7.9%
75,236	Bristow Group, Inc.	1,207,538
31,118	Halliburton Co.	1,648,943
57,629	ION Geophysical Corp.(b)(c)	1,659,715
222,166	McDermott International, Inc.(b)	1,466,295
57,375	RPC, Inc.(c)	1,033,324

		7,015,815

	Oil & Gas Exploration & Production—49.7%
77,559	California Resources Corp.(b)(c)	1,973,877
91,030	Callon Petroleum Co.(b)	1,266,227
104,730	CNX Resources Corp.(b)	1,556,288
23,233	Concho Resources, Inc.(b)	3,652,460
36,425	ConocoPhillips	2,385,838
42,727	Continental Resources, Inc.(b)	2,822,546
24,445	Diamondback Energy, Inc.(b)	3,139,960
21,860	EOG Resources, Inc.	2,583,196
46,442	Matador Resources Co.(b)	1,520,511
85,708	Parsley Energy, Inc., Class A(b)	2,573,811
23,422	PDC Energy, Inc.(b)	1,254,014
17,387	Pioneer Natural Resources Co.	3,504,350
58,372	Resolute Energy Corp.(b)(c)	1,949,041
89,008	Ring Energy, Inc.(b)	1,488,214
59,067	RSP Permian, Inc.(b)	2,930,314
115,197	SRC Energy, Inc.(b)	1,271,775
259,702	W&T Offshore, Inc.(b)	1,584,182
44,716	Whiting Petroleum Corp.(b)	1,825,307
62,620	Wildhorse Resource Development Corp.(b)(c)	1,637,513
183,393	WPX Energy, Inc.(b)	3,134,186

		44,053,610

	Oil & Gas Refining & Marketing—25.2%
31,762	Andeavor	4,393,320
40,037	CVR Energy, Inc.(c)	1,381,276
47,254	Delek US Holdings, Inc.	2,238,422
31,875	HollyFrontier Corp.	1,934,494
48,897	Marathon Petroleum Corp.	3,662,874
58,151	PBF Energy, Inc., Class A	2,228,928
28,659	Phillips 66	3,190,033
30,100	Valero Energy Corp.	3,338,993

		22,368,340

	Oil & Gas Storage & Transportation—6.9%
62,637	Cheniere Energy, Inc.(b)	3,642,968
53,017	Targa Resources Corp.	2,490,208

		6,133,176

	Specialty Chemicals—0.6%
153,516	Flotek Industries, Inc.(b)	548,052

Number of Shares		Value
	Common Stocks (continued)
	Steel—1.5%
56,697	Warrior Met Coal, Inc.(c)	$1,318,205

	Total Common Stocks (Cost $74,422,529)	88,704,642

	Money Market Fund—0.2%
135,599	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $135,599)	135,599

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $74,558,128)—100.2%	88,840,241

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.1%
8,113,743	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $8,113,743)	8,113,743

	Total Investments in Securities (Cost $82,671,871)—109.3%	96,953,984
	Other assets less liabilities—(9.3)%	(8,216,129)

	Net Assets—100.0%	$88,737,855

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

Invesco DWA Financial Momentum ETF (PFI)

April 30, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Asset Management & Custody Banks—4.1%
15,326	Ameriprise Financial, Inc.	$2,148,859
17,171	Hamilton Lane, Inc., Class A	718,606

		2,867,465

	Consumer Finance—1.4%
33,024	Enova International, Inc.(b)	967,603

	Data Processing & Outsourced Services—10.2%
28,412	Mastercard, Inc., Class A	5,065,007
16,772	Visa, Inc., Class A	2,128,032

		7,193,039

	Diversified Banks—5.9%
49,362	Bank of America Corp.	1,476,911
24,702	JPMorgan Chase & Co.	2,687,084

		4,163,995

	Financial Exchanges & Data—9.2%
14,389	Moody’s Corp.	2,333,896
11,802	MSCI, Inc., Class A	1,768,293
12,630	S&P Global, Inc.	2,382,018

		6,484,207

	Investment Banking & Brokerage—13.5%
25,507	Charles Schwab Corp. (The)	1,420,230
34,076	E*TRADE Financial Corp.(b)	2,067,732
25,300	Interactive Brokers Group, Inc., Class A	1,877,260
25,923	LPL Financial Holdings, Inc.	1,570,156
16,000	Raymond James Financial, Inc.	1,436,000
31,106	Virtu Financial, Inc., Class A	1,119,816

		9,491,194

	Life & Health Insurance—8.5%
10,127	Primerica, Inc.	979,787
18,098	Torchmark Corp.	1,569,820
28,428	Trupanion, Inc.(b)	747,088
56,052	Unum Group	2,711,796

		6,008,491

	Multi-line Insurance—1.4%
8,552	American Financial Group, Inc.	968,257

	Property & Casualty Insurance—13.4%
22,723	Allstate Corp. (The)	2,222,764
15,524	First American Financial Corp.	793,432
44,552	FNF Group	1,640,850
79,328	Progressive Corp. (The)	4,782,685

		9,439,731

	Regional Banks—26.9%
16,600	Ameris Bancorp	858,220
16,039	Cathay General Bancorp	641,720
51,419	East West Bancorp, Inc.	3,425,534
128,684	Fifth Third Bancorp	4,268,448
140,903	Huntington Bancshares, Inc.	2,100,864
13,064	PNC Financial Services Group, Inc. (The)	1,902,249
77,732	Regions Financial Corp.	1,453,589
22,988	SunTrust Banks, Inc.	1,535,598
20,079	Synovus Financial Corp.	1,049,529
28,278	Western Alliance Bancorp(b)	1,667,837

		18,903,588

Number of Shares		Value
	Common Stocks (continued)
	Reinsurance—1.9%
9,191	Reinsurance Group of America, Inc.	$1,373,135

	Thrifts & Mortgage Finance—3.5%
6,679	LendingTree, Inc.(b)	1,592,273
7,664	Meta Financial Group, Inc.	851,854

		2,444,127

	Total Common Stocks (Cost $63,212,020)	70,304,832

	Money Market Fund—0.2%
113,500	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $113,500)	113,500

	Total Investments in Securities (Cost $63,325,520)—100.1%	70,418,332
	Other assets less liabilities—(0.1)%	(88,536)

	Net Assets—100.0%	$70,329,796

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

Invesco DWA Healthcare Momentum ETF (PTH)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.1%
	Biotechnology—51.9%
30,038	Alnylam Pharmaceuticals, Inc.(b)	$2,839,492
26,806	Anaptysbio, Inc.(b)	2,513,867
45,841	Arena Pharmaceuticals, Inc.(b)	1,826,305
360,310	Array BioPharma, Inc.(b)	4,885,804
170,724	Arrowhead Pharmaceuticals, Inc.(b)(c)	1,096,048
50,840	Avexis, Inc.(b)	10,811,634
26,139	Bluebird Bio, Inc.(b)	4,447,551
33,837	Blueprint Medicines Corp.(b)	2,595,975
41,864	CRISPR Therapeutics AG (Switzerland)(b)(c)	1,961,747
31,817	CytomX Therapeutics, Inc.(b)	836,787
147,918	Dynavax Technologies Corp.(b)	2,507,210
24,563	Enanta Pharmaceuticals, Inc.(b)	2,285,587
48,947	Esperion Therapeutics, Inc.(b)	3,426,780
150,599	Exact Sciences Corp.(b)	7,531,456
101,253	Fate Therapeutics, Inc.(b)	1,022,655
30,287	FibroGen, Inc.(b)	1,376,544
35,102	Foundation Medicine, Inc.(b)	2,680,038
27,207	G1 Therapeutics, Inc.(b)	1,043,389
248,236	Immunomedics, Inc.(b)(c)	4,520,378
121,998	Iovance Biotherapeutics, Inc.(b)	1,768,971
54,419	Kura Oncology, Inc.(b)	824,448
10,111	Ligand Pharmaceuticals, Inc.(b)	1,565,688
23,966	Loxo Oncology, Inc.(b)	3,017,559
42,800	Mirati Therapeutics, Inc.(b)	1,318,240
102,878	PTC Therapeutics, Inc.(b)	2,852,807
35,162	Sage Therapeutics, Inc.(b)	5,060,515
157,073	Sangamo Therapeutics, Inc.(b)	2,481,753
111,392	Vericel Corp.(b)	1,487,083

		80,586,311

	Health Care Equipment—21.8%
27,639	ABIOMED, Inc.(b)	8,317,957
37,191	AxoGen, Inc.(b)	1,480,202
18,403	Becton, Dickinson and Co.	4,267,104
37,859	Cantel Medical Corp.	4,242,858
22,023	Cutera, Inc.(b)	1,104,454
24,323	Edwards Lifesciences Corp.(b)	3,097,777
16,655	Heska Corp.(b)	1,359,381
16,971	Hill-Rom Holdings, Inc.	1,456,621
17,656	IDEXX Laboratories, Inc.(b)	3,433,915
25,249	Inogen, Inc.(b)	3,549,504
18,698	Insulet Corp.(b)	1,608,028

		33,917,801

	Health Care Services—3.2%
31,922	Amedisys, Inc.(b)	2,109,725
72,926	BioTelemetry, Inc.(b)	2,785,773

		4,895,498

	Health Care Supplies—6.5%
26,045	Align Technology, Inc.(b)	6,507,343
6,949	ICU Medical, Inc.(b)	1,749,063
32,885	Quidel Corp.(b)	1,864,580

		10,120,986

	Health Care Technology—1.5%
54,746	Teladoc, Inc.(b)(c)	2,354,078

Number of Shares		Value
	Common Stocks (continued)
	Life Sciences Tools & Services—1.5%
27,708	PRA Health Sciences, Inc.(b)	$2,276,766

	Managed Health Care—3.1%
20,478	UnitedHealth Group, Inc.	4,840,999

	Pharmaceuticals—10.6%
23,101	Assembly Biosciences, Inc.(b)	1,004,432
186,853	Chelsea Therapeutics International Ltd.(b)(d)	0
71,600	Collegium Pharmaceutical, Inc.(b)(c)	1,693,340
420,034	Endocyte, Inc.(b)(c)	4,019,725
28,299	Intersect ENT, Inc.(b)	1,130,545
72,259	Nektar Therapeutics, Class A(b)	6,045,188
63,424	Zogenix, Inc.(b)	2,492,563

		16,385,793

	Total Common Stocks (Cost $133,999,112)	155,378,232

	Money Market Fund—0.1%
126,627	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(e) (Cost $126,627)	126,627

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $134,125,739)—100.2%	155,504,859

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.5%
8,587,236	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(e)(f) (Cost $8,587,236)	8,587,236

	Total Investments in Securities (Cost $142,712,975)—105.7%	164,092,095
	Other assets less liabilities—(5.7)%	(8,799,642)

	Net Assets—100.0%	$155,292,453

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

Invesco DWA Industrials Momentum ETF (PRN)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—17.7%
10,055	Boeing Co. (The)	$3,353,946
29,355	HEICO Corp.	2,578,837
12,994	Huntington Ingalls Industries, Inc.	3,160,271
13,699	Lockheed Martin Corp.	4,395,187
7,792	Northrop Grumman Corp.	2,509,335
14,180	Raytheon Co.	2,906,049

		18,903,625

	Air Freight & Logistics—3.3%
46,781	Air Transport Services Group, Inc.(b)	946,848
27,095	XPO Logistics, Inc.(b)	2,632,550

		3,579,398

	Application Software—1.7%
10,525	Fair Isaac Corp.(b)	1,822,719

	Building Products—10.3%
67,266	A.O. Smith Corp.	4,126,769
12,931	Lennox International, Inc.	2,500,468
37,262	Patrick Industries, Inc.(b)	2,120,208
21,581	Trex Co., Inc.(b)	2,241,834

		10,989,279

	Commercial Printing—1.3%
9,618	Cimpress NV (Netherlands)(b)	1,383,165

	Commodity Chemicals—1.7%
24,917	Trinseo SA	1,817,695

	Construction & Engineering—1.8%
26,140	EMCOR Group, Inc.	1,923,643

	Construction Machinery & Heavy Trucks—1.0%
9,950	Alamo Group, Inc.	1,089,226

	Consumer Finance—1.5%
25,749	Green Dot Corp., Class A(b)	1,565,797

	Data Processing & Outsourced Services—2.3%
21,782	Global Payments, Inc.	2,462,455

	Distributors—1.5%
11,784	Pool Corp.	1,635,737

	Diversified Support Services—2.5%
15,640	Cintas Corp.	2,663,492

	Electrical Components & Equipment—4.2%
64,170	AMETEK, Inc.	4,479,066

	Electronic Components—1.7%
9,855	Littelfuse, Inc.	1,842,097

	Electronic Manufacturing Services—2.1%
24,660	TE Connectivity Ltd.	2,262,555

	Health Care Services—2.6%
40,952	AMN Healthcare Services, Inc.(b)	2,737,641

	Health Care Technology—1.1%
29,391	Tabula Rasa Healthcare, Inc.(b)	1,204,737

	Industrial Conglomerates—3.9%
15,923	Roper Technologies, Inc.	4,206,697

Number of Shares		Value
	Common Stocks (continued)
	Industrial Machinery—8.7%
59,791	Harsco Corp.(b)	$1,222,726
14,913	IDEX Corp.	1,993,272
38,886	ITT, Inc.	1,901,137
15,655	John Bean Technologies Corp.	1,686,826
15,481	Parker-Hannifin Corp.	2,548,482

		9,352,443

	IT Consulting & Other Services—3.0%
21,302	Accenture PLC, Class A	3,220,862

	Paper Packaging—2.6%
24,034	Packaging Corp. of America	2,780,493

	Railroads—4.0%
31,665	Union Pacific Corp.	4,231,394

	Semiconductor Equipment—2.2%
22,576	MKS Instruments, Inc.	2,311,782

	Specialty Chemicals—4.1%
11,849	Sherwin-Williams Co. (The)	4,356,403

	Trading Companies & Distributors—5.6%
27,545	H&E Equipment Services, Inc.	891,081
12,740	W.W. Grainger, Inc.	3,584,399
9,312	Watsco, Inc.	1,559,015

		6,034,495

	Trucking—7.6%
43,620	J.B. Hunt Transport Services, Inc.	5,122,297
22,771	Old Dominion Freight Line, Inc.	3,048,126

		8,170,423

	Total Common Stocks (Cost $97,275,768)	107,027,319

	Money Market Fund—0.1%
125,094	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $125,094)	125,094

	Total Investments in Securities (Cost $97,400,862)—100.1%	107,152,413
	Other assets less liabilities—(0.1)%	(99,366)

	Net Assets—100.0%	$107,053,047

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

Invesco DWA Technology Momentum ETF (PTF)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Application Software—23.6%
15,815	Adobe Systems, Inc.(b)	$3,504,604
16,945	Blackbaud, Inc.	1,778,547
22,041	Ebix, Inc.	1,708,177
16,212	HubSpot, Inc.(b)	1,716,851
17,697	Intuit, Inc.	3,270,229
47,607	Paycom Software, Inc.(b)	5,437,195
31,911	Pegasystems, Inc.	1,948,167
32,987	RealPage, Inc.(b)	1,764,804
35,412	RingCentral, Inc., Class A(b)	2,374,375
58,929	SS&C Technologies Holdings, Inc.	2,925,825
52,188	Upland Software, Inc.(b)	1,417,948

		27,846,722

	Communications Equipment—1.2%
58,852	Casa Systems, Inc.(b)(c)	1,376,548

	Data Processing & Outsourced Services—4.8%
16,979	Jack Henry & Associates, Inc.	2,028,651
76,891	Square, Inc., Class A(b)	3,640,020

		5,668,671

	Electronic Components—6.1%
86,072	Amphenol Corp., Class A	7,205,087

	Health Care Technology—2.2%
36,989	Veeva Systems, Inc., Class A(b)	2,594,039

	Internet & Direct Marketing Retail—2.2%
31,583	Shutterfly, Inc.(b)	2,555,696

	Internet Software & Services—23.1%
25,381	2U, Inc.(b)	2,042,917
48,123	Alteryx, Inc., Class A(b)(c)	1,503,844
26,363	Facebook, Inc., Class A(b)	4,534,436
62,863	Five9, Inc.(b)	1,846,286
35,143	GrubHub, Inc.(b)	3,554,363
43,128	GTT Communications, Inc.(b)	2,072,301
88,078	LivePerson, Inc.(b)	1,479,710
49,911	MINDBODY, Inc., Class A(b)	1,978,971
23,395	New Relic, Inc.(b)	1,635,077
64,237	Nutanix, Inc., Class A(b)	3,249,750
41,273	Q2 Holdings, Inc.(b)	2,032,695
120,355	QuinStreet, Inc.(b)	1,352,790

		27,283,140

	Semiconductor Equipment—3.5%
52,065	Applied Materials, Inc.	2,586,069
48,321	Entegris, Inc.	1,555,936

		4,142,005

	Semiconductors—12.5%
68,723	Micron Technology, Inc.(b)	3,159,884
21,490	Monolithic Power Systems, Inc.	2,516,479
30,221	NVIDIA Corp.	6,796,703
104,041	ON Semiconductor Corp.(b)	2,297,225

		14,770,291

	Specialized REITs—2.7%
19,674	SBA Communications Corp. REIT(b)	3,152,365

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Systems Software—8.1%
24,786	Proofpoint, Inc.(b)	$2,923,261
26,009	Qualys, Inc.(b)	2,001,393
15,673	ServiceNow, Inc.(b)	2,603,912
31,837	Varonis Systems, Inc.(b)	2,080,548

		9,609,114

	Technology Hardware, Storage & Peripherals—8.9%
47,152	Apple, Inc.	7,792,339
47,491	Seagate Technology PLC	2,749,254

		10,541,593

	Wireless Telecommunication Services—1.1%
55,592	Boingo Wireless, Inc.(b)	1,304,188

	Total Common Stocks & Other Equity Interests (Cost $98,335,453)	118,049,459

	Money Market Fund—0.1%
121,749	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $121,749)	121,749

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $98,457,202)—100.1%	118,171,208

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.3%
2,680,051	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $2,680,051)	2,680,051

	Total Investments in Securities (Cost $101,137,253)—102.4%	120,851,259
	Other assets less liabilities—(2.4)%	(2,854,910)

	Net Assets—100.0%	$117,996,349

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

Invesco DWA Utilities Momentum ETF (PUI)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Electric Utilities—39.6%
38,825	Alliant Energy Corp.	$1,667,534
21,086	American Electric Power Co., Inc.	1,475,598
20,710	Duke Energy Corp.	1,660,114
21,691	El Paso Electric Co.	1,107,325
26,675	Eversource Energy	1,607,169
15,044	IDACORP, Inc.	1,399,092
9,807	NextEra Energy, Inc.	1,607,465
37,390	OGE Energy Corp.	1,229,009
20,623	Pinnacle West Capital Corp.	1,660,151
37,263	PNM Resources, Inc.	1,477,478
29,097	Portland General Electric Co.	1,236,041
33,387	Xcel Energy, Inc.	1,563,847

		17,690,823

	Gas Utilities—15.8%
18,955	Atmos Energy Corp.	1,647,000
35,911	New Jersey Resources Corp.	1,484,920
18,143	ONE Gas, Inc.	1,264,930
17,942	Spire, Inc.	1,294,515
28,859	UGI Corp.	1,396,487

		7,087,852

	Independent Power Producers & Energy Traders—3.6%
52,344	NRG Energy, Inc.	1,622,664

	Multi-Utilities—27.8%
24,693	Ameren Corp.	1,447,504
53,449	CenterPoint Energy, Inc.	1,353,863
35,035	CMS Energy Corp.	1,653,302
19,802	Consolidated Edison, Inc.	1,586,734
15,860	DTE Energy Co.	1,671,644
66,597	NiSource, Inc.	1,624,301
21,211	Vectren Corp.	1,490,497
24,766	WEC Energy Group, Inc.	1,591,958

		12,419,803

	Oil & Gas Storage & Transportation—3.6%
26,942	ONEOK, Inc.	1,622,447

	Water Utilities—9.6%
22,659	American States Water Co.	1,262,559
19,853	American Water Works Co., Inc.	1,718,873
37,104	Aqua America, Inc.	1,304,206

		4,285,638

	Total Common Stocks (Cost $43,907,709)	44,729,227

	Money Market Fund—0.2%
110,253	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(b) (Cost $110,253)	110,253

	Total Investments in Securities (Cost $44,017,962)—100.2%	44,839,480
	Other assets less liabilities—(0.2)%	(109,521)

	Net Assets—100.0%	$44,729,959

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

Invesco NASDAQ Internet ETF (PNQI)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Advertising—0.2%
47,020	Criteo SA ADR (France)(b)(c)	$1,211,705

	Alternative Carriers—0.3%
33,257	Cogent Communications Holdings, Inc.	1,568,068

	Application Software—1.5%
639,480	Snap, Inc., Class A(b)(c)	9,163,748

	Casinos & Gaming—0.1%
20,684	500.com Ltd., Class A ADR (China)(b)(c)	377,483

	Commercial Printing—0.5%
22,185	Cimpress NV (Netherlands)(c)	3,190,425

	Communications Equipment—2.3%
53,253	Arista Networks, Inc.(c)	14,088,081

	Data Processing & Outsourced Services—0.1%
24,643	GDS Holdings Ltd. ADR (China)(c)	718,836

	Home Entertainment Software—0.1%
47,716	Sea Ltd. ADR (Singapore)(c)	500,541

	Internet & Direct Marketing Retail—35.4%
26,023	1-800-Flowers.com, Inc., Class A(c)	330,492
32,264	Amazon.com, Inc.(c)	50,529,618
23,993	Booking Holdings, Inc.(c)	52,256,754
333,094	Ctrip.com International Ltd. ADR (China)(c)	13,623,545
100,165	Expedia Group, Inc.	11,532,998
406,250	Groupon, Inc., Class A(c)	1,885,000
517,996	JD.Com, Inc., Class A ADR (China)(c)	18,912,034
23,221	Lands’ End, Inc.(b)(c)	449,326
39,388	Liberty Expedia Holdings, Inc., Class A(c)	1,607,030
52,182	Liberty TripAdvisor Holdings, Inc., Series A(c)	480,074
42,119	MakeMyTrip Ltd. (India)(c)	1,554,191
167,484	Netflix, Inc.(c)	52,332,051
21,855	Nutrisystem, Inc.	633,795
20,797	Overstock.com, Inc.(b)(c)	792,366
14,904	PetMed Express, Inc.	498,688
23,530	Shutterfly, Inc.(c)	1,904,048
91,290	TripAdvisor, Inc.(c)	3,416,072

		212,738,082

	Internet Software & Services—53.7%
44,569	21Vianet Group, Inc., Class A ADR (China)(c)	234,879
38,143	2U, Inc.(c)	3,070,130
121,848	Akamai Technologies, Inc.(c)	8,730,409
34,152	Alarm.com Holdings, Inc.(c)	1,379,058
44,173	Alphabet, Inc., Class C(c)	44,938,518
325,887	Altaba, Inc.(c)	22,838,161
10,828	AppFolio, Inc., Class A(c)	519,203
21,750	Apptio, Inc., Class A(c)	641,842
40,760	Autohome, Inc., Class A ADR (China)	3,976,138
96,666	Baidu, Inc. ADR (China)(c)	24,253,499
27,730	Baozun, Inc. ADR (China)(b)(c)	1,275,303
22,625	Benefitfocus, Inc.(b)(c)	683,275
33,371	Blucora, Inc.(c)	867,646
25,287	Brightcove, Inc.(c)	244,020
20,224	Carbonite, Inc.(c)	628,966
9,839	CommerceHub, Inc., Series A(c)	223,050

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Internet Software & Services (continued)
41,468	Cornerstone OnDemand, Inc.(c)	$1,829,983
39,824	Coupa Software, Inc.(c)	1,846,639
569,083	eBay, Inc.(c)	21,556,864
19,739	eGain Corp.(c)	170,742
102,456	Endurance International Group Holdings, Inc.(c)	753,052
32,362	Envestnet, Inc.(c)	1,757,257
88,056	Etsy, Inc.(c)	2,636,397
273,665	Facebook, Inc., Class A(c)	47,070,380
40,264	Five9, Inc.(c)	1,182,554
96,401	GoDaddy, Inc., Class A(c)	6,223,649
62,829	Gogo, Inc.(b)(c)	591,849
56,178	Hortonworks, Inc.(c)	951,094
55,237	IAC/InterActiveCorp.(c)	8,956,127
15,081	Internap Corp.(c)	178,107
35,022	j2 Global, Inc.	2,780,046
80,179	Limelight Networks, Inc.(c)	413,724
23,104	Liquidity Services, Inc.(c)	149,021
43,069	LivePerson, Inc.(c)	723,559
37,935	LogMeIn, Inc.	4,180,437
45,749	Match Group, Inc.(b)(c)	2,155,693
31,817	MercadoLibre, Inc. (Argentina)	10,805,371
41,830	Mimecast Ltd.(c)	1,591,632
30,912	MINDBODY, Inc., Class A(c)	1,225,661
103,307	Momo, Inc., Class A ADR (China)(c)	3,605,414
54,130	NetEase, Inc. ADR (China)	13,915,199
40,114	New Relic, Inc.(c)	2,803,567
47,951	NIC, Inc.	712,072
79,900	Nutanix, Inc., Class A(c)	4,042,141
53,245	Okta, Inc., Class A(c)	2,279,418
184,400	Pandora Media, Inc.(b)(c)	1,034,484
33,449	QuinStreet, Inc.(c)	375,967
19,767	Remark Holdings, Inc.(b)(c)	117,021
25,137	Shutterstock, Inc.(c)	1,059,273
51,740	SINA Corp. (China)(c)	4,943,240
36,668	Sogou, Inc. ADR (China)(b)(c)	315,345
28,144	Sohu.com, Inc. (China)(c)	871,901
12,485	SPS Commerce, Inc.(c)	856,096
12,706	Stamps.com, Inc.(c)	2,893,791
23,654	Trade Desk, Inc. (The), Class A(c)	1,210,375
72,337	TrueCar, Inc.(c)	716,136
7,653	Tucows, Inc., Class A(b)(c)	484,052
541,236	Twitter, Inc.(c)	16,404,863
69,945	VeriSign, Inc.(c)	8,212,942
10,820	Veritone, Inc.(b)(c)	224,082
35,418	Web.com Group, Inc.(c)	658,775
46,265	Weibo Corp., Class A ADR (China)(c)	5,298,268
32,961	Wix.com Ltd. (Israel)(c)	2,711,042
25,915	Xunlei Ltd. ADR (China)(b)(c)	336,636
205,606	Yandex NV, Class A (Russia)(c)	6,859,016
34,743	YY, Inc., Class A ADR (China)(c)	3,348,878
41,078	Zillow Group, Inc., Class A(c)	1,986,943

		322,510,872

	IT Consulting & Other Services—0.1%
26,000	Switch, Inc., Class A(b)	370,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco NASDAQ Internet ETF (PNQI) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Research & Consulting Services—1.6%
26,006	CoStar Group, Inc.(c)	$9,535,360

	Specialized REITs—4.0%
57,116	Equinix, Inc. REIT	24,033,842

	Wireless Telecommunication Services—0.1%
29,516	Boingo Wireless, Inc.(c)	692,445

	Total Common Stocks & Other Equity Interests (Cost $497,119,371)	600,699,988

	Money Market Fund—0.0%
90,787	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $90,787)	90,787

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $497,210,158)—100.0%	600,790,775

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.9%
17,394,153	Invesco Government & Agency Portfolio—Institutional Class, 1.61%(d)(e) (Cost $17,394,153)	17,394,153

	Total Investments in Securities (Cost $514,604,311)—102.9%	618,184,928
	Other assets less liabilities—(2.9)%	(17,649,714)

	Net Assets—100.0%	$600,535,214

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2018.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

China	16.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Statements of Assets and Liabilities

April 30, 2018

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Assets:
Unaffiliated investments in securities, at value(a)	$100,102,219	$55,482,601	$90,998,024	$88,704,642
Affiliated investments in securities, at value	101,240	1,721,319	2,569,427	8,249,342
Receivables:
Dividends	84,092	8,255	9,061	48,416
Securities lending	—	4,399	992	15,039
Investment sold	—	—	—	—
Foreign tax reclaims	—	—	—	—
Other assets	847	738	1,028	789

Total Assets	100,288,398	57,217,312	93,578,532	97,018,228

Liabilities:
Payables:
Collateral upon return of securities loaned	—	1,629,550	2,442,780	8,113,743
Shares repurchased	—	—	—	—
Investments purchased	—	—	—	—
Accrued advisory fees	33,267	14,795	30,372	27,910
Accrued trustees’ and officer’s fees	32,101	30,219	32,364	36,455
Accrued expenses	109,382	79,051	95,579	102,265

Total Liabilities	174,750	1,753,615	2,601,095	8,280,373

Net Assets	$100,113,648	$55,463,697	$90,977,437	$88,737,855

Net Assets Consist of:
Shares of beneficial interest	$126,295,953	$101,866,202	$122,454,308	$220,498,836
Undistributed net investment income (loss)	125,330	17,019	114,344	219,993
Undistributed net realized gain (loss)	(35,953,224)	(50,389,603)	(42,729,116)	(146,263,087)
Net unrealized appreciation	9,645,589	3,970,079	11,137,901	14,282,113

Net Assets	$100,113,648	$55,463,697	$90,977,437	$88,737,855

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,500,000	1,100,000	1,350,000	2,100,000
Net asset value	$66.74	$50.42	$67.39	$42.26

Market price	$66.79	$50.48	$67.61	$42.32

Unaffiliated investments in securities, at cost	$90,456,630	$51,512,522	$79,860,123	$74,422,529

Affiliated investments in securities, at cost	$101,240	$1,721,319	$2,569,427	$8,249,342

(a) Includes securities on loan with an aggregate value of	$—	$1,586,931	$2,356,682	$8,134,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$70,304,832	$155,378,232	$107,027,319	$118,049,459	$44,729,227	$600,699,988
113,500	8,713,863	125,094	2,801,800	110,253	17,484,940

43,106	184	55,429	152	63,301	236
—	1,863	—	2,337	—	36,753
—	—	2,923,741	—	—	—
—	—	—	10,778	451	—
645	717	601	997	1,019	—

70,462,083	164,094,859	110,132,184	120,865,523	44,904,251	618,221,917

—	8,587,236	—	2,680,051	—	17,394,153
—	—	2,924,660	—	—	—
—	—	—	—	53,625	—
22,391	49,785	43,773	37,754	8,527	292,550
28,391	35,521	32,655	31,894	29,989	—
81,505	129,864	78,049	119,475	82,151	—

132,287	8,802,406	3,079,137	2,869,174	174,292	17,686,703

$70,329,796	$155,292,453	$107,053,047	$117,996,349	$44,729,959	$600,535,214

$75,944,258	$218,623,128	$143,250,446	$168,306,287	$57,542,933	$528,613,032
148,662	(268,142)	(23,594)	26,983	131,141	(1,915,249)
(12,855,936)	(84,441,653)	(45,925,356)	(70,050,927)	(13,765,633)	(29,743,186)
7,092,812	21,379,120	9,751,551	19,714,006	821,518	103,580,617

$70,329,796	$155,292,453	$107,053,047	$117,996,349	$44,729,959	$600,535,214

2,000,000	2,000,000	1,850,000	2,100,000	1,650,000	4,650,000
$35.16	$77.65	$57.87	$56.19	$27.11	$129.15

$35.22	$77.80	$57.91	$56.21	$27.13	$129.29

$63,212,020	$133,999,112	$97,275,768	$98,335,453	$43,907,709	$497,119,371

$113,500	$8,713,863	$125,094	$2,801,800	$110,253	$17,484,940

$—	$8,680,141	$—	$2,675,034	$—	$17,101,045

47

Statements of Operations

For the year ended April 30, 2018

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Investment Income:
Unaffiliated dividend income	$1,353,316	$310,289	$893,282	$1,413,675
Affiliated dividend income	1,440	836	1,130	1,416
Non-cash dividend income	—	—	—	—
Securities lending income	3,219	135,185	34,156	182,735
Foreign withholding tax	—	—	—	—

Total Income	1,357,975	446,310	928,568	1,597,826

Expenses:
Advisory fees	503,792	198,932	371,061	457,897
Sub-licensing fees	151,138	59,680	111,319	137,370
Accounting & administration fees	37,365	37,365	37,365	36,968
Professional fees	24,848	23,710	23,295	25,308
Trustees’ and officer’s fees	20,068	19,065	20,343	21,840
Custodian & transfer agent fees	5,051	2,900	3,734	8,545
Other expenses	21,830	16,791	18,265	22,285

Total Expenses	764,092	358,443	585,382	710,213

Less: Waivers	(159,791)	(119,866)	(140,302)	(160,982)

Net Expenses	604,301	238,577	445,080	549,231

Net Investment Income (Loss)	753,674	207,733	483,488	1,048,595

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(5,484,645)	(4,443,826)	(3,844,604)	(16,220,046)
In-kind redemptions	11,891,541	6,909,091	8,918,058	5,340,501

Net realized gain (loss)	6,406,896	2,465,265	5,073,454	(10,879,545)

Net change in unrealized appreciation (depreciation) on investment securities	1,802,654	443,726	4,488,372	21,908,276

Net realized and unrealized gain	8,209,550	2,908,991	9,561,826	11,028,731

Net increase in net assets resulting from operations	$8,963,224	$3,116,724	$10,045,314	$12,077,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$1,221,660	$167,216	$1,225,263	$577,154	$1,801,438	$851,731
1,152	1,109	1,265	1,268	1,145	1,970
—	—	—	—	—	325,802
—	208,959	—	251,546	—	228,668
—	—	(18,421)	—	—	—

1,222,812	377,284	1,208,107	829,968	1,802,583	1,408,171

372,082	648,294	610,363	611,967	305,957	2,887,781
81,163	195,019	61,058	184,091	91,787	—
37,365	37,666	37,666	37,666	37,666	—
25,206	25,097	26,331	25,454	25,047	—
18,606	22,058	20,743	20,843	18,581	—
4,592	4,389	6,073	5,759	7,484	—
20,282	20,084	21,803	21,602	21,352	—

559,296	952,607	784,037	907,382	507,874	2,887,781

(112,998)	(174,839)	(51,822)	(173,245)	(140,929)	(319)

446,298	777,768	732,215	734,137	366,945	2,887,462

776,514	(400,484)	475,892	95,831	1,435,638	(1,479,291)

(2,503,166)	(11,670,997)	(4,982,383)	(4,409,227)	(2,634,374)	(9,002,959)
6,087,228	37,077,733	19,236,385	29,237,965	4,898,909	84,583,651

3,584,062	25,406,736	14,254,002	24,828,738	2,264,535	75,580,692

6,536,625	12,271,288	(501,925)	2,069,284	(1,822,585)	41,807,534

10,120,687	37,678,024	13,752,077	26,898,022	441,950	117,388,226

$10,897,201	$37,277,540	$14,227,969	$26,993,853	$1,877,588	$115,908,935

49

Statements of Changes in Net Assets

For the years ended April 30, 2018 and 2017

	Invesco DWA Basic Materials Momentum ETF (PYZ)		Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$753,674	$1,156,143	$207,733	$156,024
Net realized gain (loss)	6,406,896	22,364,781	2,465,265	(4,454,232)
Net change in unrealized appreciation (depreciation)	1,802,654	(6,190,316)	443,726	5,160,383

Net increase (decrease) in net assets resulting from operations	8,963,224	17,330,608	3,116,724	862,175

Distributions to Shareholders from:
Net investment income	(618,978)	(1,284,408)	(174,078)	(418,318)
Return of capital	—	—	—	—

Total distributions to shareholders	(618,978)	(1,284,408)	(174,078)	(418,318)

Shareholder Transactions:
Proceeds from shares sold	63,257,342	168,900,387	93,230,455	19,237,137
Value of shares repurchased	(72,756,787)	(252,175,160)	(69,545,904)	(83,808,889)

Net increase (decrease) in net assets resulting from shares transactions	(9,499,445)	(83,274,773)	23,684,551	(64,571,752)

Increase (Decrease) in Net Assets	(1,155,199)	(67,228,573)	26,627,197	(64,127,895)

Net Assets:
Beginning of year	101,268,847	168,497,420	28,836,500	92,964,395

End of year	$100,113,648	$101,268,847	$55,463,697	$28,836,500

Undistributed net investment income (loss) at end of year	$125,330	$(9,366)	$17,019	$(16,636)

Changes in Shares Outstanding:
Shares sold	950,000	2,950,000	1,950,000	450,000
Shares repurchased	(1,100,000)	(4,400,000)	(1,500,000)	(2,000,000)
Shares outstanding, beginning of year	1,650,000	3,100,000	650,000	2,200,000

Shares outstanding, end of year	1,500,000	1,650,000	1,100,000	650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco DWA Consumer Staples Momentum ETF (PSL)		Invesco DWA Energy Momentum ETF (PXI)		Invesco DWA Financial Momentum ETF (PFI)		Invesco DWA Healthcare Momentum ETF (PTH)
2018	2017	2018	2017	2018	2017	2018	2017

$483,488	$2,560,835	$1,048,595	$532,135	$776,514	$842,184	$(400,484)	$(265,987)
5,073,454	2,317,311	(10,879,545)	9,565,583	3,584,062	2,375,070	25,406,736	7,902,120
4,488,372	(2,462,507)	21,908,276	(26,190,023)	6,536,625	(777,578)	12,271,288	6,866,058

10,045,314	2,415,639	12,077,326	(16,092,305)	10,897,201	2,439,676	37,277,540	14,502,191

(351,231)	(3,477,597)	(808,060)	(693,416)	(612,178)	(1,505,911)	—	—
—	—	—	(214,044)	—	—	—	—

(351,231)	(3,477,597)	(808,060)	(907,460)	(612,178)	(1,505,911)	—	—

55,005,066	79,228,734	21,017,579	213,214,864	61,429,140	135,281,308	234,947,048	69,403,752
(50,913,125)	(298,045,382)	(56,280,030)	(208,770,512)	(87,240,976)	(79,776,451)	(180,211,073)	(95,958,769)

4,091,941	(218,816,648)	(35,262,451)	4,444,352	(25,811,836)	55,504,857	54,735,975	(26,555,017)

13,786,024	(219,878,606)	(23,993,185)	(12,555,413)	(15,526,813)	56,438,622	92,013,515	(12,052,826)

77,191,413	297,070,019	112,731,040	125,286,453	85,856,609	29,417,987	63,278,938	75,331,764

$90,977,437	$77,191,413	$88,737,855	$112,731,040	$70,329,796	$85,856,609	$155,292,453	$63,278,938

$114,344	$(17,913)	$219,993	$(20,542)	$148,662	$(15,674)	$(268,142)	$(135,123)

850,000	1,400,000	550,000	5,000,000	1,850,000	4,400,000	3,450,000	1,350,000
(800,000)	(5,400,000)	(1,550,000)	(5,200,000)	(2,650,000)	(2,600,000)	(2,600,000)	(1,900,000)
1,300,000	5,300,000	3,100,000	3,300,000	2,800,000	1,000,000	1,150,000	1,700,000

1,350,000	1,300,000	2,100,000	3,100,000	2,000,000	2,800,000	2,000,000	1,150,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2018 and 2017

	Invesco DWA Industrials Momentum ETF (PRN)		Invesco DWA Technology Momentum ETF (PTF)
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$475,892	$520,665	$95,831	$256,236
Net realized gain	14,254,002	6,558,354	24,828,738	18,028,413
Net change in unrealized appreciation (depreciation)	(501,925)	8,227,537	2,069,284	15,379,489

Net increase in net assets resulting from operations	14,227,969	15,306,556	26,993,853	33,664,138

Distributions to Shareholders from:
Net investment income	(510,083)	(553,696)	(51,408)	(172,973)
Return of capital	(271,174)	—	—	(192,217)

Total distributions to shareholders	(781,257)	(553,696)	(51,408)	(365,190)

Shareholder Transactions:
Proceeds from shares sold	90,162,488	158,242,219	99,710,756	105,469,937
Value of shares repurchased	(127,225,474)	(85,202,042)	(139,873,509)	(190,175,480)

Net increase (decrease) in net assets resulting from shares transactions	(37,062,986)	73,040,177	(40,162,753)	(84,705,543)

Increase (Decrease) in Net Assets	(23,616,274)	87,793,037	(13,220,308)	(51,406,595)

Net Assets:
Beginning of year	130,669,321	42,876,284	131,216,657	182,623,252

End of year	$107,053,047	$130,669,321	$117,996,349	$131,216,657

Undistributed net investment income (loss) at end of year	$(23,594)	$10,597	$26,983	$(17,440)

Changes in Shares Outstanding:
Shares sold	1,550,000	3,250,000	1,950,000	2,500,000
Shares repurchased	(2,200,000)	(1,700,000)	(2,750,000)	(4,650,000)
Shares outstanding, beginning of year	2,500,000	950,000	2,900,000	5,050,000

Shares outstanding, end of year	1,850,000	2,500,000	2,100,000	2,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco DWA Utilities Momentum ETF (PUI)		Invesco NASDAQ Internet ETF (PNQI)
2018	2017	2018	2017

$1,435,638	$3,553,470	$(1,479,291)	$(756,298)
2,264,535	12,247,563	75,580,692	17,825,546
(1,822,585)	(6,365,320)	41,807,534	58,680,808

1,877,588	9,435,713	115,908,935	75,750,056

(1,607,003)	(3,999,102)	(109,107)	—
—	—	—	—

(1,607,003)	(3,999,102)	(109,107)	—

9,942,147	181,244,678	322,305,601	84,874,769
(102,958,355)	(250,158,823)	(189,509,351)	(87,837,710)

(93,016,208)	(68,914,145)	132,796,250	(2,962,941)

(92,745,623)	(63,477,534)	248,596,078	72,787,115

137,475,582	200,953,116	351,939,136	279,152,021

$44,729,959	$137,475,582	$600,535,214	$351,939,136

$131,141	$302,506	$(1,915,249)	$(763,581)

350,000	6,650,000	2,700,000	950,000
(3,700,000)	(9,650,000)	(1,600,000)	(1,050,000)
5,000,000	8,000,000	3,550,000	3,650,000

1,650,000	5,000,000	4,650,000	3,550,000

53

Financial Highlights

Invesco DWA Basic Materials Momentum ETF (PYZ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$61.38	$54.35	$53.85	$52.33	$43.38
Net investment income(a)	0.49	0.46	0.58	0.43	0.51
Net realized and unrealized gain on investments	5.27	7.14	0.59	1.57	8.95
Total from investment operations	5.76	7.60	1.17	2.00	9.46
Distributions to shareholders from:
Net investment income	(0.40)	(0.57)	(0.67)	(0.48)	(0.51)
Net asset value at end of year	$66.74	$61.38	$54.35	$53.85	$52.33
Market price at end of year(b)	$66.79	$61.38	$54.38	$53.80	$52.31
Net Asset Value Total Return(c)	9.40%	14.04%	2.32%	3.82%	21.97%
Market Price Total Return(c)	9.48%	13.98%	2.47%	3.77%	22.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$100,114	$101,269	$168,497	$78,082	$94,190
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.64%
Expenses, prior to Waivers	0.76%	0.69%	0.69%	0.69%	0.68%
Net investment income, after Waivers	0.75%	0.79%	1.17%	0.79%	1.08%
Portfolio turnover rate(d)	75%	132%	96%	80%	158%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$44.36	$42.26	$45.93	$39.79	$34.19
Net investment income(a)	0.25	0.15	0.17	0.27	0.17
Net realized and unrealized gain (loss) on investments	6.03	2.30	(3.71)	6.06	5.63
Total from investment operations	6.28	2.45	(3.54)	6.33	5.80
Distributions to shareholders from:
Net investment income	(0.22)	(0.35)	(0.13)	(0.19)	(0.20)
Net asset value at end of year	$50.42	$44.36	$42.26	$45.93	$39.79
Market price at end of year(b)	$50.48	$44.37	$42.25	$45.93	$39.74
Net Asset Value Total Return(c)	14.20%	5.85%	(7.73)%	15.91%	16.97%
Market Price Total Return(c)	14.31%	5.90%	(7.76)%	16.06%	16.93%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$55,464	$28,837	$92,964	$96,463	$45,754
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.64%
Expenses, prior to Waivers	0.90%	0.86%	0.71%	0.81%	0.91%
Net investment income, after Waivers	0.52%	0.35%	0.39%	0.63%	0.42%
Portfolio turnover rate(d)	185%	117%	139%	114%	236%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

Invesco DWA Consumer Staples Momentum ETF (PSL)

	Year Ended April 30,
	2018	2017	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$59.38	$56.05	$51.43	$43.04		$39.69
Net investment income(a)	0.41	0.76	0.43	0.76	(b)	0.66
Net realized and unrealized gain on investments	7.90	3.69	4.54	8.37		3.26
Total from investment operations	8.31	4.45	4.97	9.13		3.92
Distributions to shareholders from:
Net investment income	(0.30)	(1.12)	(0.35)	(0.74)		(0.57)
Net asset value at end of year	$67.39	$59.38	$56.05	$51.43		$43.04
Market price at end of year(c)	$67.61	$59.38	$56.05	$51.43		$43.03
Net Asset Value Total Return(d)	14.03%	8.12%	9.67%	21.28%		9.93%
Market Price Total Return(d)	14.40%	8.12%	9.67%	21.31%		9.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$90,977	$77,191	$297,070	$97,713		$38,738
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%		0.64%
Expenses, prior to Waivers	0.79%	0.71%	0.69%	0.78%		0.79%
Net investment income, after Waivers	0.65%	1.33%	0.76%	1.54	%(b)	1.56%
Portfolio turnover rate(e)	80%	106%	113%	83%		175%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $5.77 per share owned of Pilgrim’s Pride Corp. on January 28, 2015. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.28 and 0.55%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

Invesco DWA Energy Momentum ETF (PXI)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$36.36	$37.97	$49.51	$60.41	$48.39
Net investment income(a)	0.41	0.14	0.51	0.53	0.34
Net realized and unrealized gain (loss) on investments	5.80	(1.50)	(11.39)	(10.82)	12.01
Total from investment operations	6.21	(1.36)	(10.88)	(10.29)	12.35
Distributions to shareholders from:
Net investment income	(0.31)	(0.19)	(0.66)	(0.61)	(0.33)
Return of capital	—	(0.06)	—	—	—
Total distributions	(0.31)	(0.25)	(0.66)	(0.61)	(0.33)
Net asset value at end of year	$42.26	$36.36	$37.97	$49.51	$60.41
Market price at end of year(b)	$42.32	$36.35	$37.95	$49.51	$60.37
Net Asset Value Total Return(c)	17.28%	(3.62)%	(22.01)%	(17.08)%	25.66%
Market Price Total Return(c)	17.47%	(3.60)%	(22.05)%	(17.02)%	25.66%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$88,738	$112,731	$125,286	$183,178	$214,441
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.64%
Expenses, prior to Waivers	0.78%	0.72%	0.76%	0.74%	0.64%
Net investment income, after Waivers	1.15%	0.34%	1.32%	0.97%	0.65%
Portfolio turnover rate(d)	95%	116%	119%	109%	198%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

Invesco DWA Financial Momentum ETF (PFI)

	Year Ended April 30,
	2018	2017	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$30.66	$29.42	$30.76	$27.82		$23.92
Net investment income(a)	0.35	0.47	0.42	0.37		0.32
Net realized and unrealized gain (loss) on investments	4.44	1.43	(1.37)	2.92		3.93
Total from investment operations	4.79	1.90	(0.95)	3.29		4.25
Distributions to shareholders from:
Net investment income	(0.29)	(0.66)	(0.39)	(0.35)		(0.35)
Net asset value at end of year	$35.16	$30.66	$29.42	$30.76		$27.82
Market price at end of year(b)	$35.22	$30.64	$29.43	$30.76		$27.79
Net Asset Value Total Return(c)	15.64%	6.51%	(3.11)%	11.84%		17.89%
Market Price Total Return(c)	15.91%	6.41%	(3.08)%	11.96%		17.86%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$70,330	$85,857	$29,418	$38,447		$36,167
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60	%(d)	0.64	%(d)
Expenses, prior to Waivers	0.75%	0.77%	0.84%	0.85	%(d)	0.91	%(d)
Net investment income, after Waivers	1.04%	1.53%	1.38%	1.24%		1.20%
Portfolio turnover rate(e)	105%	204%	119%	115%		232%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

Invesco DWA Healthcare Momentum ETF (PTH)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$55.03	$44.31	$57.68	$45.34	$38.76
Net investment income (loss)(a)	(0.21)	(0.19)	(0.27)	(0.20)	0.00 (b)
Net realized and unrealized gain (loss) on investments	22.83	10.91	(13.10)	12.54	6.73
Total from investment operations	22.62	10.72	(13.37)	12.34	6.73
Distributions to shareholders from:
Net investment income	—	—	—	—	(0.15)
Net asset value at end of year	$77.65	$55.03	$44.31	$57.68	$45.34
Market price at end of year(c)	$77.80	$55.02	$44.28	$57.64	$45.34
Net Asset Value Total Return(d)	41.11%	24.19%	(23.18)%	27.22%	17.41%
Market Price Total Return(d)	41.40%	24.26%	(23.18)%	27.13%	17.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$155,292	$63,279	$75,332	$178,802	$106,560
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.64%
Expenses, prior to Waivers	0.73%	0.78%	0.70%	0.68%	0.68%
Net investment income (loss), after Waivers	(0.31)%	(0.39)%	(0.48)%	(0.38)%	0.01%
Portfolio turnover rate(e)	130%	175%	200%	151%	278%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco DWA Industrials Momentum ETF (PRN)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$52.27	$45.13	$46.84	$46.47	$36.74
Net investment income(a)	0.23	0.29	0.22	0.17	0.19
Net realized and unrealized gain (loss) on investments	5.73	7.14	(1.73)	0.35	9.72
Total from investment operations	5.96	7.43	(1.51)	0.52	9.91
Distributions to shareholders from:
Net investment income	(0.23)	(0.29)	(0.20)	(0.15)	(0.18)
Return of capital	(0.13)	—	—	—	—
Total distributions	(0.36)	(0.29)	(0.20)	(0.15)	(0.18)
Net asset value at end of year	$57.87	$52.27	$45.13	$46.84	$46.47
Market price at end of year(b)	$57.91	$52.26	$45.13	$46.85	$46.43
Net Asset Value Total Return(c)	11.43%	16.50%	(3.24)%	1.12%	27.01%
Market Price Total Return(c)	11.53%	16.48%	(3.26)%	1.23%	26.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$107,053	$130,669	$42,876	$112,414	$169,622
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.63%
Expenses, prior to Waivers	0.64%	0.65%	0.65%	0.64%	0.66%
Net investment income, after Waivers	0.39%	0.59%	0.48%	0.36%	0.43%
Portfolio turnover rate(d)	106%	122%	122%	121%	285%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

Invesco DWA Technology Momentum ETF (PTF)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$45.25	$36.16	$40.37	$32.44	$29.14
Net investment income (loss)(a)	0.04	0.07	(0.01)	0.17	0.04
Net realized and unrealized gain (loss) on investments	10.92	9.12	(4.20)	8.02	3.32
Total from investment operations	10.96	9.19	(4.21)	8.19	3.36
Distributions to shareholders from:
Net investment income	(0.02)	(0.05)	—	(0.26)	(0.06)
Return of capital	—	(0.05)	—	—	—
Total distributions	(0.02)	(0.10)	—	(0.26)	(0.06)
Net asset value at end of year	$56.19	$45.25	$36.16	$40.37	$32.44
Market price at end of year(b)	$56.21	$45.22	$36.16	$40.36	$32.45
Net Asset Value Total Return(c)	24.22%	25.46%	(10.43)%	25.29%	11.52%
Market Price Total Return(c)	24.35%	25.38%	(10.41)%	25.22%	11.86%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$117,996	$131,217	$182,623	$64,588	$53,525
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.64%
Expenses, prior to Waivers	0.74%	0.72%	0.70%	0.77%	0.80%
Net investment income (loss), after Waivers	0.08%	0.17%	(0.03)%	0.46%	0.13%
Portfolio turnover rate(d)	107%	147%	159%	157%	263%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco DWA Utilities Momentum ETF (PUI)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$27.50	$25.12	$22.51	$22.49	$19.82
Net investment income(a)	0.65	0.65	0.64	0.57	0.47
Net realized and unrealized gain (loss) on investments	(0.31)	2.71	2.60	(0.01)	2.68
Total from investment operations	0.34	3.36	3.24	0.56	3.15
Distributions to shareholders from:
Net investment income	(0.73)	(0.98)	(0.63)	(0.54)	(0.48)
Net asset value at end of year	$27.11	$27.50	$25.12	$22.51	$22.49
Market price at end of year(b)	$27.13	$27.51	$25.10	$22.50	$22.47
Net Asset Value Total Return(c)	1.16%	13.65%	14.86%	2.48%	16.27%
Market Price Total Return(c)	1.19%	13.78%	14.81%	2.53%	16.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$44,730	$137,476	$200,953	$34,893	$41,601
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.63%
Expenses, prior to Waivers	0.83%	0.71%	0.74%	0.80%	0.77%
Net investment income, after Waivers	2.35%	2.46%	2.74%	2.49%	2.31%
Portfolio turnover rate(d)	41%	54%	91%	47%	131%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco NASDAQ Internet ETF (PNQI)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$99.14	$76.48	$72.28	$61.62	$46.09
Net investment income (loss)(a)	(0.36)	(0.22)	(0.16)	(0.21)	(0.27)
Net realized and unrealized gain on investments	30.40	22.88	4.36	10.87	15.80
Total from investment operations	30.04	22.66	4.20	10.66	15.53
Distributions to shareholders from:
Net investment income	(0.03)	—	—	—	—
Net asset value at end of year	$129.15	$99.14	$76.48	$72.28	$61.62
Market price at end of year(b)	$129.29	$99.17	$76.44	$72.26	$61.51
Net Asset Value Total Return(c)	30.30%	29.63%	5.81%	17.30%	33.70%
Market Price Total Return(c)	30.40%	29.73%	5.79%	17.48%	33.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$600,535	$351,939	$279,152	$216,851	$289,628
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.31)%	(0.26)%	(0.21)%	(0.31)%	(0.42)%
Portfolio turnover rate(d)	20%	14%	27%	31%	21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA Basic Materials Momentum ETF (PYZ)	“DWA Basic Materials Momentum ETF”
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	“DWA Consumer Cyclicals Momentum ETF”
Invesco DWA Consumer Staples Momentum ETF (PSL)	“DWA Consumer Staples Momentum ETF”
Invesco DWA Energy Momentum ETF (PXI)	“DWA Energy Momentum ETF”
Invesco DWA Financial Momentum ETF (PFI)	“DWA Financial Momentum ETF”
Invesco DWA Healthcare Momentum ETF (PTH)	“DWA Healthcare Momentum ETF”
Invesco DWA Industrials Momentum ETF (PRN)	“DWA Industrials Momentum ETF”
Invesco DWA Technology Momentum ETF (PTF)	“DWA Technology Momentum ETF”
Invesco DWA Utilities Momentum ETF (PUI)	“DWA Utilities Momentum ETF”
Invesco NASDAQ Internet ETF (PNQI)	“NASDAQ Internet ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
DWA Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index
DWA Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index
DWA Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index
DWA Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index
DWA Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index
DWA Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index
DWA Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index
NASDAQ Internet ETF	NASDAQ Internet IndexSM

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. NASDAQ Internet ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. Each Fund (except NASDAQ Internet ETF) employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds (except DWA Utilities Momentum ETF and NASDAQ Internet ETF) may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

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C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of and presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

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NASDAQ Internet ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2018, DWA Basic Materials Momentum ETF, DWA Consumer Cyclicals Momentum ETF, DWA Consumer Staples Momentum ETF, DWA Energy Momentum ETF, DWA Healthcare Momentum ETF, DWA Technology Momentum ETF and NASDAQ Internet ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for NASDAQ Internet ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, NASDAQ Internet ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

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The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except NASDAQ Internet ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2019. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2019. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2018, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum ETF	$159,791
DWA Consumer Cyclicals Momentum ETF	119,866
DWA Consumer Staples Momentum ETF	140,302
DWA Energy Momentum ETF	160,982
DWA Financial Momentum ETF	112,998
DWA Healthcare Momentum ETF	174,839
DWA Industrials Momentum ETF	51,822
DWA Technology Momentum ETF	173,245
DWA Utilities Momentum ETF	140,929
NASDAQ Internet ETF	319

Except for NASDAQ Internet ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/19	4/30/20	4/30/21
DWA Basic Materials Momentum ETF	$349,083	$64,234	$125,307	$159,542
DWA Consumer Cyclicals Momentum ETF	438,049	203,205	115,120	119,724
DWA Consumer Staples Momentum ETF	583,151	228,313	214,731	140,107
DWA Energy Momentum ETF	544,657	199,340	184,582	160,735
DWA Financial Momentum ETF	283,098	78,303	91,999	112,796
DWA Healthcare Momentum ETF	492,223	192,773	124,797	174,653
DWA Industrials Momentum ETF	148,572	49,864	47,109	51,599
DWA Technology Momentum ETF	525,595	171,801	180,774	173,020
DWA Utilities Momentum ETF	397,142	90,675	165,742	140,725

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Basic Materials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Staples Momentum ETF	Dorsey Wright & Associates, LLC
DWA Energy Momentum ETF	Dorsey Wright & Associates, LLC
DWA Financial Momentum ETF	Dorsey Wright & Associates, LLC
DWA Healthcare Momentum ETF	Dorsey Wright & Associates, LLC
DWA Industrials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Technology Momentum ETF	Dorsey Wright & Associates, LLC
DWA Utilities Momentum ETF	Dorsey Wright & Associates, LLC
NASDAQ Internet ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended April 30, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
DWA Healthcare Momentum ETF
Investments in Securities
Common Stocks	$155,378,232	$—	$0	$155,378,232
Money Market Funds	8,713,863	—	—	8,713,863

Total Investments	$164,092,095	$—	$0	$164,092,095

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Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2018 and 2017:

	2018		2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA Basic Materials Momentum ETF	$618,978	$—	$1,284,408	$—
DWA Consumer Cyclicals Momentum ETF	174,078	—	418,318	—
DWA Consumer Staples Momentum ETF	351,231	—	3,477,597	—
DWA Energy Momentum ETF	808,060	—	693,416	214,044
DWA Financial Momentum ETF	612,178	—	1,505,911	—
DWA Industrials Momentum ETF	510,083	271,174	553,696	—
DWA Technology Momentum ETF	51,408	—	172,973	192,217
DWA Utilities Momentum ETF	1,607,003	—	3,999,102	—
NASDAQ Internet ETF	109,107	—	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum ETF	$148,465	$(23,135)	$9,238,777	$(35,546,412)	$—	$126,295,953	$100,113,648
DWA Consumer Cyclicals Momentum ETF	38,862	(21,843)	3,828,855	(50,248,379)	—	101,866,202	55,463,697
DWA Consumer Staples Momentum ETF	137,845	(23,501)	10,960,422	(42,551,637)	—	122,454,308	90,977,437
DWA Energy Momentum ETF	246,207	(26,214)	13,536,415	(145,517,389)	—	220,498,836	88,737,855
DWA Financial Momentum ETF	169,132	(20,470)	7,034,461	(12,797,585)	—	75,944,258	70,329,796
DWA Healthcare Momentum ETF	—	(26,013)	20,643,315	(83,705,848)	(242,129)	218,623,128	155,292,453
DWA Industrials Momentum ETF	—	(23,594)	9,684,996	(45,858,801)	—	143,250,446	107,053,047
DWA Technology Momentum ETF	87,028	(23,085)	19,572,916	(69,909,837)	(36,960)	168,306,287	117,996,349
DWA Utilities Momentum ETF	152,839	(21,698)	814,214	(13,758,329)	—	57,542,933	44,729,959
NASDAQ Internet ETF	—	—	91,341,817	(18,060,186)	(1,359,449)	528,613,032	600,535,214

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
DWA Basic Materials Momentum ETF	$2,521,492	$29,916,182	$3,108,738	$35,546,412	$4,534,904
DWA Consumer Cyclicals Momentum ETF	2,042,056	47,777,714	428,609	50,248,379	—
DWA Consumer Staples Momentum ETF	1,180,566	39,802,673	1,568,398	42,551,637	3,935,363
DWA Energy Momentum ETF	1,167,692	128,067,665	16,282,032	145,517,389	3,914,682
DWA Financial Momentum ETF	1,979,006	10,818,579	—	12,797,585	4,413,894
DWA Healthcare Momentum ETF	2,739,963	80,965,885	—	83,705,848	18,737,951
DWA Industrials Momentum ETF	2,746,746	42,898,089	213,966	45,858,801	21,245,288
DWA Technology Momentum ETF	3,016,840	66,702,622	190,375	69,909,837	7,658,564
DWA Utilities Momentum ETF	874,386	11,106,185	1,777,758	13,758,329	5,885,935
NASDAQ Internet ETF	74,863	6,031,401	11,953,922	18,060,186	3,360

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

68

Note 6. Investment Transactions

For the fiscal year ended April 30, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum ETF	$79,452,055	$79,512,364
DWA Consumer Cyclicals Momentum ETF	74,997,363	75,781,634
DWA Consumer Staples Momentum ETF	62,016,551	64,283,333
DWA Energy Momentum ETF	90,486,769	89,156,089
DWA Financial Momentum ETF	83,417,562	84,547,021
DWA Healthcare Momentum ETF	179,575,310	181,093,465
DWA Industrials Momentum ETF	136,385,863	137,600,928
DWA Technology Momentum ETF	139,613,340	138,555,338
DWA Utilities Momentum ETF	26,240,995	26,371,498
NASDAQ Internet ETF	94,917,146	98,145,171

For the fiscal year ended April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Basic Materials Momentum ETF	$63,252,407	$72,522,554
DWA Consumer Cyclicals Momentum ETF	93,250,192	68,724,588
DWA Consumer Staples Momentum ETF	55,017,637	48,478,702
DWA Energy Momentum ETF	21,016,129	57,000,985
DWA Financial Momentum ETF	61,396,816	85,847,842
DWA Healthcare Momentum ETF	234,043,963	178,088,387
DWA Industrials Momentum ETF	90,136,748	125,728,409
DWA Technology Momentum ETF	99,680,978	140,828,134
DWA Utilities Momentum ETF	9,936,808	102,907,249
NASDAQ Internet ETF	322,190,691	187,218,347

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
DWA Basic Materials Momentum ETF	$10,440,208	$(1,201,431)	$9,238,777	$90,964,682
DWA Consumer Cyclicals Momentum ETF	4,633,316	(804,461)	3,828,855	53,375,065
DWA Consumer Staples Momentum ETF	12,299,073	(1,338,651)	10,960,422	82,607,029
DWA Energy Momentum ETF	14,867,336	(1,330,921)	13,536,415	83,417,569
DWA Financial Momentum ETF	7,382,816	(348,355)	7,034,461	63,383,871
DWA Healthcare Momentum ETF	24,558,525	(3,915,210)	20,643,315	143,448,780
DWA Industrials Momentum ETF	11,697,317	(2,012,321)	9,684,996	97,467,417
DWA Technology Momentum ETF	21,320,875	(1,747,959)	19,572,916	101,278,343
DWA Utilities Momentum ETF	1,569,261	(755,047)	814,214	44,025,266
NASDAQ Internet ETF	115,813,918	(24,472,101)	91,341,817	526,843,111

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Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum ETF	$—	$(6,744,949)	$6,744,949
DWA Consumer Cyclicals Momentum ETF	—	(6,709,990)	6,709,990
DWA Consumer Staples Momentum ETF	—	(4,792,466)	4,792,466
DWA Energy Momentum ETF	—	(721,161)	721,161
DWA Financial Momentum ETF	—	(1,514,673)	1,514,673
DWA Healthcare Momentum ETF	267,465	(17,091,030)	16,823,565
DWA Industrials Momentum ETF	—	2,437,113	(2,437,113)
DWA Technology Momentum ETF	—	(21,316,313)	21,316,313
DWA Utilities Momentum ETF	—	1,222,821	(1,222,821)
NASDAQ Internet ETF	436,730	(80,913,147)	80,476,417

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA Basic Materials Momentum ETF (formerly known as PowerShares DWA Basic Materials Momentum Portfolio), Invesco DWA Consumer Cyclicals Momentum ETF (formerly known as PowerShares DWA Consumer Cyclicals Momentum Portfolio), Invesco DWA Consumer Staples Momentum ETF (formerly known as PowerShares DWA Consumer Staples Momentum Portfolio), Invesco DWA Energy Momentum ETF (formerly known as PowerShares DWA Energy Momentum Portfolio), Invesco DWA Financial Momentum ETF (formerly known as PowerShares DWA Financial Momentum Portfolio), Invesco DWA Healthcare Momentum ETF (formerly known as PowerShares DWA Healthcare Momentum Portfolio), Invesco DWA Industrials Momentum ETF (formerly known as PowerShares DWA Industrials Momentum Portfolio), Invesco DWA Technology Momentum ETF (formerly known as PowerShares DWA Technology Momentum Portfolio), Invesco DWA Utilities Momentum ETF (formerly known as PowerShares DWA Utilities Momentum Portfolio) and Invesco NASDAQ Internet ETF (formerly known as PowerShares NASDAQ Internet Portfolio) (ten of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018, and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

71

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco NASDAQ Internet ETF), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the Invesco NASDAQ Internet ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Basic Materials Momentum ETF (PYZ)
Actual	$1,000.00	$992.20	0.60%	$2.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
Actual	$1,000.00	$1,033.40	0.60%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco DWA Consumer Staples Momentum ETF (PSL)
Actual	$1,000.00	$1,089.60	0.60%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco DWA Energy Momentum ETF (PXI)
Actual	$1,000.00	$1,186.60	0.60%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco DWA Financial Momentum ETF (PFI)
Actual	$1,000.00	$1,039.00	0.60%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco DWA Healthcare Momentum ETF (PTH)
Actual	$1,000.00	$1,122.00	0.60%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

72

Fees and Expenses (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Industrials Momentum ETF (PRN)
Actual	$1,000.00	$954.80	0.60%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco DWA Technology Momentum ETF (PTF)
Actual	$1,000.00	$1,047.20	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco DWA Utilities Momentum ETF (PUI)
Actual	$1,000.00	$948.00	0.60%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
Invesco NASDAQ Internet ETF (PNQI)
Actual	$1,000.00	$1,133.50	0.60%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco DWA Basic Materials Momentum ETF	100%	100%
Invesco DWA Consumer Cyclicals Momentum ETF	100%	100%
Invesco DWA Consumer Staples Momentum ETF	100%	100%
Invesco DWA Energy Momentum ETF	77%	77%
Invesco DWA Financial Momentum ETF	100%	100%
Invesco DWA Healthcare Momentum ETF	0%	0%
Invesco DWA Industrials Momentum ETF	100%	100%
Invesco DWA Technology Momentum ETF	100%	100%
Invesco DWA Utilities Momentum ETF	100%	100%
Invesco NASDAQ Internet ETF	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

76

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

77

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008 – Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008 – Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012 – Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014 – Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

78

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

79

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

80

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

81

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.18% for PowerShares Dynamic Retail Portfolio);

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps, as defined below, were -0.37%, -0.21% and -0.01%, respectively, for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2019, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

82

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell Top 200 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio	X		X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

84

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio			X
PowerShares Russell Midcap Pure Value Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio	X	X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares S&P 500® Quality Portfolio		X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

86

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

At a meeting held on April 19, 2018, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2017, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares S&P 500 BuyWrite Portfolio and its underlying index. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

87

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

88

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-3	invesco.com/us

Invesco Annual Report to Shareholders

April 30, 2018

OEW	Invesco S&P 100® Equal Weight ETF
RCD	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
RHS	Invesco S&P 500® Equal Weight Consumer Staples ETF
RYE	Invesco S&P 500® Equal Weight Energy ETF
RYF	Invesco S&P 500® Equal Weight Financials ETF
RYH	Invesco S&P 500® Equal Weight Health Care ETF
RGI	Invesco S&P 500® Equal Weight Industrials ETF
RTM	Invesco S&P 500® Equal Weight Materials ETF
RSP	Invesco S&P 500® Equal Weight ETF
EWRE	Invesco S&P 500® Equal Weight Real Estate ETF
RYT	Invesco S&P 500® Equal Weight Technology ETF
RYU	Invesco S&P 500® Equal Weight Utilities ETF
EWMC	Invesco S&P MidCap 400® Equal Weight ETF
EWSC	Invesco S&P SmallCap 600® Equal Weight ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

[1]	Source: U.S. Treasury
[2]	Source: U.S. Federal Reserve

3

OEW	Manager’s Analysis
Invesco S&P 100® Equal Weight ETF (OEW)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 100® Equal Weight ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 100® Equal Weight ETF (formerly known as PowerShares S&P 100® Equal Weight Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 100® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the daily performance of the S&P 100® Equal Weight Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is an unmanaged equal weighted version of the S&P 100® Index, which is an unmanaged capitalization weighted index comprised of a subset of 100 companies of the S&P 500® Index selected by S&P Dow Jones Indices LLC (“S&P”, the index provider) and representing major blue chip companies across multiple industry groups. Unlike the S&P 100® Index, in which each constituent stock’s weight is proportionate to its market value, each stock in the Index will be rebalanced quarterly to have the same target weighting as every other stock in the Index. The equal weighting provides broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 2.82%. On a net asset value (“NAV”) basis, the Fund returned 2.68%. During the same time period, the Index returned 2.92%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 3.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue chip companies.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the information technology sector.

For the fiscal period ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by information technology and energy sectors, respectively. The consumer staples detracted most significantly from the Fund’s return, followed by the materials services sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 1.09%) and Cisco Systems, Inc., an information technology company (portfolio average weight of 1.06%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 0.87%) and Kraft Heinz Co. (The), a consumer staples company (portfolio average weight of 0.92%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Health Care	15.9
Consumer Discretionary	15.3
Financials	14.6
Information Technology	13.6
Industrials	12.7
Consumer Staples	10.5
Energy	7.9
Utilities	4.4
Materials	2.0
Telecommunication Services	2.0
Real Estate	1.0
Other Assets Less Liabilities	0.1

4

Invesco S&P 100® Equal Weight ETF (OEW) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Occidental Petroleum Corp.	1.3
ConocoPhillips	1.3
Halliburton Co.	1.2
Merck & Co., Inc.	1.1
McDonald’s Corp.	1.1
Chevron Corp.	1.1
NextEra Energy, Inc.	1.1
Exelon Corp.	1.1
Southern Co. (The)	1.1
Duke Energy Corp.	1.1
Total	11.5

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P 100® Equal Weight Index	11.04%	15.24%	29.69%
S&P 100® Index	12.40	15.46	30.16
Fund††
NAV Return	10.50	14.69	28.57
Market Price Return	9.95	14.36	27.90

5

Invesco S&P 100® Equal Weight ETF (OEW) (continued)

Predecessor Fund Inception: June 30, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

6

RCD	Manager’s Analysis
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Consumer Discretionary ETF (formerly known as PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Consumer Discretionary Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of common stocks of companies that comprise the Consumer Discretionary Sector of the S&P 500® Index. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 9.48%. On a net asset value (“NAV”) basis, the Fund returned 9.49%. During the same time period, the Index returned 9.70%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the apparel, accessories & luxury goods sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the apparel, accessories & luxury goods sub-industry.

For the fiscal period ended April 30, 2018, the apparel, accessories & luxury goods sub-industry contributed most significantly to the Fund’s return, followed by the department stores and apparel retail sub-industries, respectively. The cable & satellite sub-industry detracted most significantly from the Fund’s return, followed by the home furnishings sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Netflix, Inc., an internet & direct marketing retail company (portfolio average weight of 1.44%) and Macy’s, Inc., a multi-line retail company (portfolio average weight of 1.26%). Positions that detracted most significantly from the Fund’s return during this period included Signet Jewelers Ltd., a textiles, apparel & luxury goods company (no longer held at fiscal year-end) and DISH Network Corp., Class A, a media company (portfolio average weight of 1.15%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Specialty Retail	19.6
Hotels, Restaurants & Leisure	16.8
Media	14.6
Textiles, Apparel & Luxury Goods	11.0
Household Durables	9.9
Multi-line Retail	8.2
Internet & Direct Marketing Retail	6.3
Automobiles	3.8
Auto Components	3.6
Leisure Products	2.6
Distributors	2.3
Diversified Consumer Services	1.3
Other Assets Less Liabilities	0.0

7

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Chipotle Mexican Grill, Inc.	1.7
Ulta Beauty, Inc.	1.6
PVH Corp.	1.5
Michael Kors Holdings Ltd.	1.5
Dollar General Corp.	1.4
VF Corp.	1.4
Macy’s, Inc.	1.4
McDonald’s Corp.	1.4
Yum! Brands, Inc.	1.4
Ross Stores, Inc.	1.4
Total	14.7

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Discretionary Index	7.93%	5.28%	16.68%	10.31%	63.31%	11.92%	208.40%	8.95%	167.99%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Consumer Discretionary Index††	16.82	13.09	44.63	15.53	105.84	14.35	282.28	11.23	240.01
Fund††††
NAV Return	7.54	4.88	15.35	9.86	60.03	11.41	194.51	8.47	154.66
Market Price Return	7.41	4.94	15.58	9.90	60.35	11.38	193.85	8.47	154.62

8

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500 Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500 Consumer Discretionary Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RHS	Manager’s Analysis
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Consumer Staples ETF (formerly known as PowerShares S&P 500® Equal Weight Consumer Staples Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Consumer Staples Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of common stocks of companies that comprise the Consumer Staples Sector of the S&P 500® Index, including manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as consumer super centers. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 1.97%. On a net asset value (“NAV”) basis, the Fund returned 1.96%. During the same time period, the Index returned 2.18%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the internet & direct marketing retail sub-industry.

For the fiscal period ended April 30, 2018, the personal products sub-industry contributed most significantly to the Fund’s return, followed by the distillers & vintners and hypermarkets & super centers sub-industries, respectively. The tobacco sub-industry detracted most significantly from the Fund’s return, followed by the household products sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Dr Pepper Snapple Group, Inc., a beverages company (portfolio average weight of 3.15%) and Estee Lauder Cos., Inc. (The), Class A, a personal products company (portfolio average weight of 3.20%). Positions that detracted most significantly from the Fund’s return during this period included Kraft Heinz Co. (The), a food products company (portfolio average weight of 2.78%) and Philip Morris International, Inc., a tobacco company (portfolio average weight of 2.77%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Food Products	35.9
Beverages	21.7
Food & Staples Retailing	16.3
Household Products	14.7
Personal Products	6.2
Tobacco	5.2
Other Assets Less Liabilities	0.0

10

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Hormel Foods Corp.	3.4
Archer-Daniels-Midland Co.	3.4
Kroger Co. (The)	3.4
Costco Wholesale Corp.	3.4
Estee Lauder Cos., Inc. (The), Class A	3.3
Sysco Corp.	3.3
Brown-Forman Corp., Class B	3.3
Dr Pepper Snapple Group, Inc.	3.3
Constellation Brands, Inc., Class A	3.2
Walmart, Inc.	3.2
Total	33.2

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Staples Index	(0.18)%	7.21%	23.22%	10.66%	65.91%	12.15%	214.88%	11.24%	240.14%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Consumer Staples Index††	(6.14)	4.17	13.04	7.01	40.31	9.05	137.73	9.05	170.74
Fund††††
NAV Return	(0.62)	6.74	21.63	10.16	62.20	11.58	199.02	10.66	220.37
Market Price Return	(0.75)	6.76	21.70	10.18	62.39	11.59	199.31	10.66	220.38

11

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Consumer Staples Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

12

RYE	Manager’s Analysis
Invesco S&P 500® Equal Weight Energy ETF (RYE)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Energy ETF (formerly known as PowerShares S&P 500® Equal Weight Energy Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Energy ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Energy Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of common stocks of companies that comprise the Energy Sector of the S&P 500® Index, including companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and services. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 12.31%. On a net asset value (“NAV”) basis, the Fund returned 11.97%. During the same time period, the Index returned 12.17%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the oil & gas refining & marketing sub-industry.

For the fiscal period ended April 30, 2018, the oil & gas refining & marketing sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas exploration & production and oil & gas equipment & services sub-industries, respectively. The oil & gas storage & transportation sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Valero Energy Corp., an oil, gas & consumable fuels company (portfolio average weight of 3.26%) and Andeavor, an oil, gas & consumable fuels company (portfolio average weight of 3.01%). Positions that detracted most significantly from the Fund’s return during this period included Range Resources Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.88%) and EQT Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.85%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Oil, Gas & Consumable Fuels	81.0
Energy Equipment & Services	18.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

13

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Andeavor	4.0
Newfield Exploration Co.	3.7
Occidental Petroleum Corp.	3.6
Marathon Oil Corp.	3.5
Baker Hughes a GE Co.	3.5
ConocoPhillips	3.5
Valero Energy Corp.	3.5
Hess Corp.	3.5
Pioneer Natural Resources Co.	3.4
Phillips 66	3.4
Total	35.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Energy Index	10.30%	(3.82)%	(11.04)%	(1.04)%	(5.08)%	0.10%	0.99%	3.94%	55.87%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Energy Index††	12.43	(0.40)	(1.20)	1.57	8.07	1.16	12.24	4.53	66.44
Fund††† †
NAV Return	9.93	(4.12)	(11.87)	(1.34)	(6.54)	(0.36)	(3.56)	3.45	47.63
Market Price Return	10.25	(4.03)	(11.62)	(1.27)	(6.18)	(0.33)	(3.25)	3.47	47.97

14

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Energy Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RYF	Manager’s Analysis
Invesco S&P 500® Equal Weight Financials ETF (RYF)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Financials ETF (formerly known as PowerShares S&P 500® Equal Weight Financials Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Financials Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of common stocks of companies that comprise the Financials Sector of the S&P 500® Index, including companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage REITs. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 5.47%. On a net asset value (“NAV”) basis, the Fund returned 5.50%. During the same time period, the Index returned 5.72%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight the internet software & services sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the regional banks sub-industry.

For the fiscal period ended April 30, 2018, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the financial exchanges & data and investment banking & brokerage sub-industries, respectively. The life & health insurance sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included XL Group Ltd. (Bermuda), an insurance company (portfolio average weight 1.52%) and E*TRADE Financial Corp., a capital markets company (portfolio average weight of 1.53%). Positions that detracted most significantly from the Fund’s return during this period included Brighthouse Financial, Inc., an insurance company (portfolio average weight of 1.44%) and Invesco Ltd., a capital markets company (portfolio average weight of 1.42%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Insurance	34.1
Capital Markets	30.0
Banks	25.8
Consumer Finance	7.2
Diversified Financial Services	2.9
Other Assets Less Liabilities	0.0

16

Invesco S&P 500® Equal Weight Financials ETF (RYF) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
SVB Financial Group	1.7
E*TRADE Financial Corp.	1.6
MSCI, Inc., Class A	1.6
Assurant, Inc.	1.6
Nasdaq, Inc.	1.6
Allstate Corp. (The)	1.6
Loews Corp.	1.6
Progressive Corp. (The)	1.5
XL Group Ltd.	1.5
American Express Co.	1.5
Total	15.8

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Financials Index	18.99%	14.82%	51.38%	15.45%	105.14%	8.10%	117.92%	4.88%	73.02%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Financials Index††	18.60	14.11	48.58	14.74	98.91	4.54	55.94	1.79	22.57
Fund††††
NAV Return	18.48	14.16	48.77	14.84	99.75	7.27	101.68	4.10	58.69
Market Price Return	18.74	14.22	49.00	14.81	99.52	7.22	100.82	4.10	58.79

17

Invesco S&P 500® Equal Weight Financials ETF (RYF) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Financials Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

18

RYH	Manager’s Analysis
Invesco S&P 500® Equal Weight Health Care ETF (RYH)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Health Care ETF (formerly known as PowerShares S&P 500® Equal Weight Health Care Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Health Care Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of common stocks of companies that comprise the Health Care Sector of the S&P 500® Index, including health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 2.06%. On a net asset value (“NAV”) basis, the Fund returned 1.92%. During the same time period, the Index returned 2.12%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the biotechnology sub-industry.

For the fiscal period ended April 30, 2018, the health care equipment sub-industry contributed most significantly to the Fund’s return, followed by the managed health care and health care services sub-industries, respectively. The biotechnology sub-industry detracted most significantly from the Fund’s return, followed by the health care supplies sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Zoetis, Inc., a pharmaceuticals company (portfolio average weight of 1.71%) and HCA Healthcare, Inc., a health care providers & services company (portfolio average weight of 1.71%). Positions that detracted most significantly from the Fund’s return during this period included Incyte Corp., a biotechnology company (portfolio average weight of 1.41%) and Patterson Cos., Inc., a health care equipment & supplies company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Health Care Providers & Services	30.0
Health Care Equipment & Supplies	27.9
Pharmaceuticals	16.0
Biotechnology	13.5
Life Sciences Tools & Services	11.1
Health Care Technology	1.5
Other Assets Less Liabilities	(0.0)

19

Invesco S&P 500® Equal Weight Health Care ETF (RYH) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Henry Schein, Inc.	1.9
Humana, Inc.	1.9
Merck & Co., Inc.	1.8
Centene Corp.	1.8
UnitedHealth Group, Inc.	1.8
Becton, Dickinson and Co.	1.8
Eli Lilly & Co.	1.8
Stryker Corp.	1.7
Anthem, Inc.	1.7
Aetna, Inc.	1.7
Total	17.9

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Health Care Index	9.99%	6.30%	20.13%	15.54%	105.89%	14.19%	277.05%	13.14%	313.41%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Health Care Index††	10.91	6.50	20.79	13.56	88.88	12.21	216.59	10.33	209.75
Fund††††
NAV Return	9.56	5.85	18.60	15.03	101.36	13.58	257.38	12.42	284.06
Market Price Return	9.62	5.89	18.72	15.05	101.55	13.61	258.08	12.43	284.42

20

Invesco S&P 500® Equal Weight Health Care ETF (RYH) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Health Care Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

21

RGI	Manager’s Analysis
Invesco S&P 500® Equal Weight Industrials ETF (RGI)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Industrials ETF (formerly known as PowerShares S&P 500® Equal Weight Industrials Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Industrials Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Industrials Index that consists of common stocks of companies that comprise the Industrials Sector of the S&P 500® Index, including manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 2.00%. On a net asset value (“NAV”) basis, the Fund returned 2.05%. During the same time period, the Index returned 2.26%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the aerospace & defense sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the internet & direct marketing retail sub-industry.

For the fiscal period ended April 30, 2018, the aerospace & defense sub-industry contributed most significantly to the Fund’s return, followed by the trading companies & distributors and railroads sub-industries, respectively. The electrical components & equipment sub-industry detracted most significantly from the Fund’s return, followed by the building products sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included W.W. Grainger, Inc., a trading companies & distributors company (portfolio average weight of 1.60%) and Fluor Corp., a construction & engineering company (portfolio average weight of 1.57%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrial conglomerates company (portfolio average weight of 1.31%) and Arconic, Inc., an aerospace & defense company (portfolio average weight of 1.45%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Machinery	19.6
Aerospace & Defense	18.8
Road & Rail	7.6
Professional Services	7.5
Airlines	7.0
Building Products	6.8
Electrical Equipment	6.7
Air Freight & Logistics	6.2
Commercial Services & Supplies	5.7
Industrial Conglomerates	5.6
Construction & Engineering	4.4
Trading Companies & Distributors	4.1
Other Assets Less Liabilities	(0.0)

22

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
TransDigm Group, Inc.	1.7
Textron, Inc.	1.6
United Parcel Service, Inc., Class B	1.6
CSX Corp.	1.6
Fluor Corp.	1.6
Verisk Analytics, Inc.	1.6
Robert Half International, Inc.	1.5
W.W. Grainger, Inc.	1.5
C.H. Robinson Worldwide, Inc.	1.5
Alaska Air Group, Inc.	1.5
Total	15.7

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Industrials Index	11.12%	10.84%	36.15%	14.02%	92.73%	9.77%	153.90%	10.12%	203.02%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Industrials Index††	8.85	10.62	35.36	13.55	88.77	8.43	124.69	8.49	155.30
Fund††††
NAV Return	10.63	10.37	34.45	13.54	88.69	9.19	140.84	9.57	186.08
Market Price Return	10.74	10.39	34.53	13.59	89.11	9.07	138.22	9.57	186.07

23

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Industrials Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

24

RTM	Manager’s Analysis
Invesco S&P 500® Equal Weight Materials ETF (RTM)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Materials ETF (formerly known as PowerShares S&P 500® Equal Weight Materials Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Materials Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of common stocks of companies that comprise the Materials Sector of the S&P 500® Index, including companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned (0.91)%. On a net asset value (“NAV”) basis, the Fund returned (0.77)%. During the same time period, the Index returned (0.56)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight as well as security selection within the specialty chemicals sub-industry.

For the fiscal period ended April 30, 2018, the fertilizers & agricultural chemicals sub-industry contributed most significantly to the Fund’s return, followed by the copper and industrial gases sub-industries, respectively. The specialty chemicals sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Mosaic Co. (The), a chemicals company (portfolio average weight of 4.23%) and Eastman Chemical Co., a chemicals company (portfolio average weight of 4.10%). Positions that detracted most significantly from the Fund’s return during this period included Albemarle Corp., a chemicals company (portfolio average weight of 3.77%) and FMC Corp., a chemicals company (portfolio average weight of 3.77%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Chemicals	56.5
Containers & Packaging	23.8
Metals & Mining	11.8
Construction Materials	7.9
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Ecolab, Inc.	4.6
Newmont Mining Corp.	4.4
Monsanto Co.	4.3
International Flavors & Fragrances, Inc.	4.3
Sealed Air Corp.	4.2
Packaging Corp. of America	4.1
Ball Corp.	4.1
FMC Corp.	4.0
Mosaic Co. (The)	4.0
Albemarle Corp.	4.0
Total	42.0

25

Invesco S&P 500® Equal Weight Materials ETF (RTM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Materials Index	12.00%	8.44%	27.51%	11.82%	74.84%	9.29%	143.17%	9.61%	187.20%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Materials Index††	9.18	6.37	20.35	9.78	59.47	5.35	68.41	7.26	123.73
Fund††††
NAV Return	11.52	7.93	25.71	11.31	70.87	8.65	129.25	8.94	167.60
Market Price Return	11.59	8.04	26.12	11.38	71.40	8.58	127.88	8.94	167.53

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Materials Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

26

RSP	Manager’s Analysis
Invesco S&P 500® Equal Weight ETF (RSP)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight ETF (formerly known as PowerShares S&P 500® Equal Weight Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the daily performance of the S&P 500® Equal Weight Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is an unmanaged equal weighted version of the S&P 500® Index, which is an unmanaged capitalization weighted index comprised of 500 common stocks chosen by S&P Dow Jones Indices LLC (“S&P”), the index provider, on a statistical basis. Unlike the S&P 500® Index, in which each constituent stock’s weight is proportionate to its market value, each stock in the Index will be rebalanced quarterly and at other intervals to have the same target weighting as every other stock in the Index. The equal weighting provides broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 4.36%. On a net asset value (“NAV”) basis, the Fund returned 4.30%. During the same time period, the Index returned 4.42%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the consumer staples sector.

For the fiscal period ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and energy sectors, respectively. The real estate and utilities sectors detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Netflix, Inc., a consumer discretionary company (portfolio average weight of 0.23%) and Seagate Technology PLC, an information technology company (portfolio average weight of 0.23%). Positions that detracted most significantly from the Fund’s return during this period included Incyte Corp., a health care company (portfolio average weight of 0.17%) and Signet Jewelers Ltd., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Consumer Discretionary	15.9
Industrials	13.5
Financials	13.4
Information Technology	13.1
Health Care	12.1
Energy	7.1
Real Estate	6.9
Consumer Staples	6.4
Utilities	6.1
Materials	4.9
Telecommunication Services	0.6
Other Assets Less Liabilities	0.0

27

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Andeavor	0.3
Chipotle Mexican Grill, Inc.	0.3
Newfield Exploration Co.	0.3
Ulta Beauty, Inc.	0.3
Occidental Petroleum Corp.	0.3
Marathon Oil Corp.	0.3
ConocoPhillips	0.2
Baker Hughes a GE Co.	0.2
Pioneer Natural Resources Co.	0.2
Hess Corp.	0.2
Total	2.6

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Index	11.35%	9.09%	29.82%	12.59%	80.93%	10.51%	171.66%	11.69%	425.91%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	9.58	295.28
Fund††
NAV Return	11.10	8.70	28.43	12.18	77.69	9.92	157.50	11.14	388.72
Market Price Return	11.15	8.72	28.50	12.19	77.70	9.93	157.83	11.15	388.97

28

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Predecessor Fund Inception: April 24, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

29

EWRE	Manager’s Analysis
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Real Estate ETF (formerly known as PowerShares S&P 500® Equal Weight Real Estate Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Real Estate Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an equal weighted version of the S&P 500® Real Estate Index that consists of common stocks of companies that comprise the Real Estate Sector of the S&P 500® Index, including companies operating in real estate development and operation. It also includes companies offering real estate related services and Equity Real Estate Investment Trusts (REITs). In general, the equal weighting of the Index provides equal representation for all securities at the Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned (2.35)%. On a net asset value (“NAV”) basis, the Fund returned (2.93)%. During the same time period, the Index returned (2.74)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialized REIT sector and most underweight in the internet software & services sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight as well as security selection within the health care REIT and residential REIT sub-industries.

For the fiscal period ended April 30, 2018, the real estate services sub-industry contributed most significantly to the Fund’s return, followed by the industrial REIT and hotel and resort REIT sub-industries, respectively. The health care REIT sub-industry detracted most significantly from the Fund’s return, followed by the residential REIT sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included CBRE Group, Inc. Class A, a real estate management & development company (portfolio average weight of 3.29%) and Extra Space Storage, Inc. REIT, an equity REITs company (portfolio average weight of 3.11%). Positions that detracted most significantly from the Fund’s return during this period included Welltower, Inc. REIT, an equity REITs company (portfolio average weight of 2.84%) and Kimco Realty Corp. REIT, an equity REITs company (portfolio average weight of 2.85%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Equity REITs	97.1
Real Estate Management & Development	2.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

30

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Equinix, Inc.	3.2
Weyerhaeuser Co.	3.2
Duke Realty Corp.	3.2
Equity Residential	3.2
Ventas, Inc.	3.1
Host Hotels & Resorts, Inc.	3.1
HCP, Inc.	3.1
UDR, Inc.	3.1
Digital Realty Trust, Inc.	3.1
Mid-America Apartment Communities, Inc.	3.1
Total	31.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	Fund Inception†††
Index		Average Annualized	Cumulative
S&P 500® Equal Weight Real Estate Index	0.34%	3.75%	10.52%
S&P 500® Index†	13.27	11.51	34.43
S&P 500® Real Estate Index††	0.95	N/A	N/A
Fund††††
NAV Return	(0.09)	3.38	9.45
Market Price Return	0.06	3.54	9.89

31

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE) (continued)

Predecessor Fund Inception: August 13, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Real Estate Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

32

RYT	Manager’s Analysis
Invesco S&P 500® Equal Weight Technology ETF (RYT)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Technology ETF (formerly known as PowerShares S&P 500® Equal Weight Technology Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Information Technology Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of common stocks of companies that comprise the Information Technology Sector of the S&P 500® Index, including companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 6.48%. On a net asset value (“NAV”) basis, the Fund returned 6.40%. During the same time period, the Index returned 6.63%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the technology hardware storage & peripherals sub-industry.

For the fiscal period ended April 30, 2018, the technology hardware storage & peripherals sub-industry contributed most significantly to the Fund’s return, followed by application software and communications equipment sub-industries, respectively. The semiconductor equipment sub-industry was the greatest detracting sub-industry from Fund performance, followed by the semiconductor and electronic components sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Seagate Technology PLC, a technology hardware, storage & peripherals company (portfolio average weight of 1.66%) and NetApp, Inc., a technology hardware, storage & peripherals company (portfolio average weight of 1.57%). Positions that detracted most significantly from the Fund’s return during this period included Skyworks Solutions, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.42%) and Symantec Corp., a software company (portfolio average weight of 1.37%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Software	24.2
IT Services	24.1
Semiconductors & Semiconductor Equipment	20.5
Technology Hardware, Storage & Peripherals	10.3
Internet Software & Services	7.3
Electronic Equipment, Instruments & Components	7.2
Communications Equipment	6.4
Other Assets Less Liabilities	(0.0)

33

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
F5 Networks, Inc.	1.7
Citrix Systems, Inc.	1.7
Red Hat, Inc.	1.7
Xerox Corp.	1.7
Intuit, Inc.	1.7
FLIR Systems, Inc.	1.6
NetApp, Inc.	1.6
Visa, Inc., Class A	1.6
Motorola Solutions, Inc.	1.6
Cadence Design Systems, Inc.	1.6
Total	16.5

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Information Technology Index	24.39%	19.59%	71.04%	21.45%	164.20%	13.86%	266.08%	11.85%	262.42%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Information Technology Index††	24.65	19.01	68.56	20.45	153.57	13.40	251.66	12.35	281.39
Fund††††
NAV Return	23.86	19.07	68.83	20.91	158.44	13.25	247.01	11.30	242.32
Market Price Return	23.93	19.13	69.08	20.90	158.29	13.26	247.35	11.31	242.66

34

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Information Technology Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

35

RYU	Manager’s Analysis
Invesco S&P 500® Equal Weight Utilities ETF (RYU)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Equal Weight Utilities ETF (formerly known as PowerShares S&P 500® Equal Weight Utilities Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Equal Weight Telecommunication Services & Utilities Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which is an unmanaged equal weighted version of the S&P 500® Utilities Index that consists of common stocks of companies that comprise the Utilities Sector and Telecommunication Services Sector of the S&P 500® Index. The Utilities Sector includes utility companies such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. The Telecommunication Services Sector includes companies that provide communications services primarily through a fixed-line, cellular or wireless, high bandwidth and/or fiber optic cable network. In general, the equal weighting provided by the Index provides equal representation for all securities at the time the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned (2.92%). On a net asset value (“NAV”) basis, the Fund returned (2.88%). During the same time period, the Index returned (2.67%). During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the electric utilities and multi-utilities sub-industries.

For the fiscal period ended April 30, 2018, the independent power producers & energy traders sub-industry contributed most significantly to the Fund’s return, followed by the alternative carriers and integrated telecommunication services sub-industries, respectively. The electric utilities sub-industry detracted most significantly from the Fund’s return, followed by the multi-utilities sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included NRG Energy, Inc., an independent power & renewable electricity producers company (portfolio average weight of 3.45%) and AES Corp. (The), an independent power & renewable electricity producers company (portfolio average weight of 3.35%). Positions that detracted most significantly from the Fund’s return during this period included PPL Corp., an electric utilities company (portfolio average weight of 3.07%) and PG&E Corp., an electric utilities company (portfolio average weight of 2.86%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Electric Utilities	46.0
Multi-Utilities	34.9
Diversified Telecommunication Services	9.0
Independent Power & Renewable Electricity Producers	6.7
Water Utilities	3.3
Other Assets Less Liabilities	0.1

36

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
AES Corp. (The)	3.5
Alliant Energy Corp.	3.4
Public Service Enterprise Group, Inc.	3.4
Edison International	3.4
CMS Energy Corp.	3.4
PG&E Corp.	3.4
Ameren Corp.	3.3
Xcel Energy, Inc.	3.3
American Electric Power Co., Inc.	3.3
Consolidated Edison, Inc.	3.3
Total	33.7

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Telecommunication Services & Utilities Index	3.14%	8.25%	26.83%	8.54%	50.61%	8.66%	129.45%	8.05%	143.65%
S&P 500® Index†	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.19	147.24
S&P 500® Utilities Index††	3.22	9.07	29.74	8.35	49.35	6.74	92.01	7.24	123.40
Fund††††
NAV Return	2.70	7.79	25.24	8.08	47.47	8.10	117.91	7.52	130.10
Market Price Return	2.50	7.80	25.27	8.04	47.20	8.06	117.11	7.51	129.86

37

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Predecessor Fund Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Fund has elected to use the S&P 500® Index to provide an additional measure of comparison to the Fund’s performance.

††	The Fund has elected to no longer use the S&P 500® Utilities Index as an additional measure of comparison to the Fund’s performance.

†††	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

38

EWMC	Manager’s Analysis
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) was reorganized into Invesco S&P MidCap 400® Equal Weight ETF (formerly known as PowerShares S&P MidCap 400® Equal Weight Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P MidCap 400® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to correspond as closely as possible, before fees and expenses, to the price and yield performance of the S&P MidCap 400® Equal Weight Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is an unmanaged equal weighted version of the S&P MidCap 400® Index, which measures the performance of the mid-cap segment of the U.S. equity universe. S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which consists of U.S. common equities listed on the New York Stock Exchanges (including NYSE Arca and NYSE American) and NASDAQ, and also may include equity interests in real estate investment trusts (“REITs”) and business development companies (“BDCs”). In general, the equal weighting provided by the Index provides equal representation for all securities at the time of the Index rebalances, thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 2.74%. On a net asset value (“NAV”) basis, the Fund returned 2.76%. During the same time period, the Index returned 2.93%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 2.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the mid-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the health care and financials sectors.

For the fiscal period ended April 30, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Bioverativ Inc., a health care company (no longer held at fiscal year-end) and Tenet Healthcare Corp., a health care company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return during this period included Mallinckrodt PLC, a health care company (portfolio average weight of 0.20%) and Akorn, Inc., a health care company (portfolio average weight of 0.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Consumer Discretionary	14.9
Information Technology	14.9
Financials	14.7
Industrials	13.7
Real Estate	10.1
Health Care	7.9
Energy	7.2
Materials	7.1
Utilities	5.3
Consumer Staples	4.0
Telecommunication Services	0.2
Money Market Fund Plus Other Assets Less Liabilities	0.0

39

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
SM Energy Co.	0.4
QEP Resources, Inc.	0.4
HollyFrontier Corp.	0.4
Transocean Ltd.	0.3
CommVault Systems, Inc.	0.3
VeriFone Systems, Inc.	0.3
Scientific Games Corp., Class A	0.3
Quality Care Properties, Inc.	0.3
Evercore, Inc., Class A	0.3
Boston Beer Co., Inc. (The), Class A	0.3
Total	3.3

* Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Custom Invesco S&P MidCap 400® Equal Weight Index††	8.09%	8.23%	26.79%	11.62%	73.27%	12.46%	138.65%
S&P MidCap 400® Index	9.77	9.41	30.98	11.77	74.43	12.31	136.28
Fund†††
NAV Return	7.73	7.74	25.06	11.14	69.54	11.98	131.30
Market Price Return	7.68	7.76	25.13	11.19	69.94	11.98	131.27

40

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

Predecessor Fund Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Custom Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Custom Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Custom Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Custom Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	The Custom Invesco S&P MidCap 400® Equal Weight Index performance is comprised of the performance of the Russell MidCap Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

41

EWSC	Manager’s Analysis
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P SmallCap 600® Equal Weight ETF (the “Predecessor Fund”) was reorganized into Invesco S&P SmallCap 600® Equal Weight ETF (formerly known as PowerShares S&P SmallCap 600® Equal Weight Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P SmallCap 600® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to correspond as closely as possible, before fees and expenses, to the price and yield performance of the S&P SmallCap 600® Equal Weight Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is an unmanaged equal weighted version of the S&P SmallCap 600® Index, which measures the performance of the small-cap segment of the market. S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which consists of U.S. common equities listed on the New York Stock Exchanges (including NYSE Arca and NYSE American and NASDAQ), and also may include equity interests in real estate investment trusts (“REITs”) and business development companies (“BDCs”). In general, the equal weighting provided by the Index provides equal representation for all securities at the Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Index than typically may be found in the Index’s market capitalization weighted counterpart.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 4.55%. On a net asset value (“NAV”) basis, the Fund returned 4.62%. During the same time period, the Index returned 4.77%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 4.64%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the industrials sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the fees and operating expenses that the Fund incurred as well as the Fund being underweight to and security selection within the health care sector.

For the fiscal period ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the health care and financials sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the real estate sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Nektar Therapeutics, a health care company (no longer held at fiscal year-end) and Denbury Resources, Inc., an energy company (portfolio average weight of 0.22%). Positions that detracted most significantly from the Fund’s return during this period included Roadrunner Transportation Systems, Inc., an industrials company (portfolio average weight of 0.13%) and Aceto Corp., a health care company (portfolio average weight of 0.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Consumer Discretionary	18.1
Industrials	16.4
Financials	15.0
Information Technology	14.9
Health Care	12.5
Real Estate	6.0
Energy	5.9
Materials	5.4
Consumer Staples	3.2
Telecommunication Services	1.3
Utilities	1.3
Other Assets Less Liabilities	0.0

42

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Guess?, Inc.	0.3
Highpoint Resources Corp.	0.3
Denbury Resources, Inc.	0.3
FTD Cos., Inc.	0.3
Oil States International, Inc.	0.2
Vicor Corp.	0.2
Carrizo Oil & Gas, Inc.	0.2
Big 5 Sporting Goods Corp.	0.2
Cato Corp. (The), Class A	0.2
Tailored Brands, Inc.	0.2
Total	2.4

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Custom Invesco S&P SmallCap 600® Equal Weight Index††	11.54%	7.69%	24.89%	10.15%	62.12%	10.03%	103.05%
S&P SmallCap 600® Index	12.83	12.02	40.57	13.85	91.30	13.75	159.66
Fund†††
NAV Return	11.26	7.22	23.27	9.75	59.22	9.55	96.56
Market Price Return	11.06	7.40	23.90	9.82	59.77	9.58	96.94

43

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

Predecessor Fund Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Custom Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Custom Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Custom Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Custom Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	The Custom Invesco S&P SmallCap 600® Equal Weight Index performance is comprised of the performance of the Russell 2000® Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

44

Schedule of Investments(a)

Invesco S&P 100® Equal Weight ETF (OEW)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—15.3%
21	Amazon.com, Inc.(b)	$32,889
15	Booking Holdings, Inc.(b)	32,670
96	Charter Communications, Inc., Class A(b)	26,044
900	Comcast Corp., Class A	28,251
3,115	Ford Motor Co.	35,013
883	General Motors Co.	32,441
184	Home Depot, Inc. (The)	34,003
383	Lowe’s Cos., Inc.	31,571
213	McDonald’s Corp.	35,665
504	NIKE, Inc., Class B	34,468
572	Starbucks Corp.	32,930
474	Target Corp.	34,412
351	Time Warner, Inc.	33,275
628	Twenty-First Century Fox, Inc., Class A	22,960
262	Twenty-First Century Fox, Inc., Class B	9,450
319	Walt Disney Co. (The)	32,005

		488,047

	Consumer Staples—10.5%
509	Altria Group, Inc.	28,560
746	Coca-Cola Co. (The)	32,235
469	Colgate-Palmolive Co.	30,593
177	Costco Wholesale Corp.	34,897
497	Kraft Heinz Co. (The)	28,021
755	Mondelez International, Inc., Class A	29,823
297	PepsiCo, Inc.	29,979
309	Philip Morris International, Inc.	25,338
416	Procter & Gamble Co. (The)	30,093
473	Walgreens Boots Alliance, Inc.	31,431
377	Walmart, Inc.	33,349

		334,319

	Energy—7.9%
285	Chevron Corp.	35,656
607	ConocoPhillips	39,758
448	Exxon Mobil Corp.	34,832
711	Halliburton Co.	37,676
2,047	Kinder Morgan, Inc.	32,384
525	Occidental Petroleum Corp.	40,562
486	Schlumberger Ltd.	33,320

		254,188

	Financials—14.6%
348	Allstate Corp. (The)	34,041
337	American Express Co.	33,279
591	American International Group, Inc.	33,096
1,021	Bank of America Corp.	30,548
584	Bank of New York Mellon Corp. (The)	31,834
157	Berkshire Hathaway, Inc., Class B(b)	30,416
58	BlackRock, Inc.	30,247
332	Capital One Financial Corp.	30,086
439	Citigroup, Inc.	29,971
124	Goldman Sachs Group, Inc. (The)	29,553
283	JPMorgan Chase & Co.	30,785
699	MetLife, Inc.	33,321
570	Morgan Stanley	29,423
605	U.S. Bancorp	30,522
574	Wells Fargo & Co.	29,825

		466,947

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care—15.9%
525	Abbott Laboratories	$30,518
280	AbbVie, Inc.	27,034
212	Allergan PLC	32,574
175	Amgen, Inc.	30,534
117	Biogen, Inc.(b)	32,011
492	Bristol-Myers Squibb Co.	25,648
361	Celgene Corp.(b)	31,443
482	CVS Health Corp.	33,658
322	Danaher Corp.	32,303
420	Eli Lilly & Co.	34,050
414	Gilead Sciences, Inc.	29,903
250	Johnson & Johnson	31,623
402	Medtronic PLC	32,212
606	Merck & Co., Inc.	35,675
909	Pfizer, Inc.	33,279
148	UnitedHealth Group, Inc.	34,987

		507,452

	Industrials—12.7%
139	3M Co.	27,020
94	Boeing Co. (The)	31,355
211	Caterpillar, Inc.	30,460
462	Emerson Electric Co.	30,681
135	FedEx Corp.	33,372
146	General Dynamics Corp.	29,391
2,237	General Electric Co.	31,475
217	Honeywell International, Inc.	31,396
98	Lockheed Martin Corp.	31,442
156	Raytheon Co.	31,971
243	Union Pacific Corp.	32,472
303	United Parcel Service, Inc., Class B	34,391
249	United Technologies Corp.	29,917

		405,343

	Information Technology—13.6%
207	Accenture PLC, Class A	31,298
14	Alphabet, Inc., Class A(b)	14,260
15	Alphabet, Inc., Class C(b)	15,260
186	Apple, Inc.	30,738
737	Cisco Systems, Inc.	32,642
181	Facebook, Inc., Class A(b)	31,132
640	Intel Corp.	33,037
210	International Business Machines Corp.	30,442
183	Mastercard, Inc., Class A	32,623
346	Microsoft Corp.	32,358
631	Oracle Corp.	28,818
414	PayPal Holdings, Inc.(b)	30,889
530	QUALCOMM, Inc.	27,035
300	Texas Instruments, Inc.	30,429
268	Visa, Inc., Class A	34,004

		434,965

	Materials—2.0%
463	DowDuPont, Inc.	29,280
271	Monsanto Co.	33,975

		63,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 100® Equal Weight ETF (OEW) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—1.0%
214	Simon Property Group, Inc. REIT	$33,457

	Telecommunication Services—2.0%
902	AT&T, Inc.	29,495
682	Verizon Communications, Inc.	33,657

		63,152

	Utilities—4.4%
439	Duke Energy Corp.	35,190
891	Exelon Corp.	35,355
216	NextEra Energy, Inc.	35,404
764	Southern Co. (The)	35,236

		141,185

	Total Investments in Securities (Cost $3,450,233)—99.9%	3,192,310
	Other assets less liabilities—0.1%	1,816

	Net Assets—100.0%	$3,194,126

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Auto Components—3.6%
11,955	Aptiv PLC	$1,011,154
21,394	BorgWarner, Inc.	1,047,022
38,368	Goodyear Tire & Rubber Co. (The)	963,421

		3,021,597

	Automobiles—3.8%
102,802	Ford Motor Co.	1,155,495
29,151	General Motors Co.	1,071,008
24,872	Harley-Davidson, Inc.	1,022,985

		3,249,488

	Distributors—2.3%
11,910	Genuine Parts Co.	1,051,891
27,827	LKQ Corp.(b)	863,194

		1,915,085

	Diversified Consumer Services—1.3%
39,836	H&R Block, Inc.	1,101,465

	Hotels, Restaurants & Leisure—16.8%
16,349	Carnival Corp.	1,030,968
3,424	Chipotle Mexican Grill, Inc.(b)	1,449,482
11,635	Darden Restaurants, Inc.	1,080,426
13,540	Hilton Worldwide Holdings, Inc.	1,067,493
7,698	Marriott International, Inc., Class A	1,052,163
7,015	McDonald’s Corp.	1,174,592
29,983	MGM Resorts International	942,066
19,301	Norwegian Cruise Line Holdings Ltd.(b)	1,032,024
8,712	Royal Caribbean Cruises Ltd.	942,551
18,869	Starbucks Corp.	1,086,288
9,110	Wyndham Worldwide Corp.	1,040,453
5,840	Wynn Resorts Ltd.	1,087,350
13,298	Yum! Brands, Inc.	1,158,256

		14,144,112

	Household Durables—9.9%
25,184	D.R. Horton, Inc.	1,111,622
18,086	Garmin Ltd.	1,061,106
23,768	Leggett & Platt, Inc.	963,792
18,449	Lennar Corp., Class A	975,767
4,502	Mohawk Industries, Inc.(b)	944,880
40,376	Newell Brands, Inc.	1,115,589
36,720	PulteGroup, Inc.	1,114,819
6,724	Whirlpool Corp.	1,041,884

		8,329,459

	Internet & Direct Marketing Retail—6.3%
699	Amazon.com, Inc.(b)	1,094,725
508	Booking Holdings, Inc.(b)	1,106,424
9,830	Expedia Group, Inc.	1,131,826
3,328	Netflix, Inc.(b)	1,039,867
25,635	TripAdvisor, Inc.(b)	959,262

		5,332,104

	Leisure Products—2.6%
12,061	Hasbro, Inc.	1,062,453
74,356	Mattel, Inc.	1,100,469

		2,162,922

	Media—14.6%
21,140	CBS Corp., Class B	1,040,088

Number of Shares		Value
	Common Stocks (continued)
	Media (continued)
3,173	Charter Communications, Inc., Class A(b)	$860,803
29,708	Comcast Corp., Class A	932,534
16,077	Discovery, Inc., Class A(b)	380,221
31,755	Discovery, Inc., Class C(b)	705,596
27,063	DISH Network Corp., Class A(b)	907,964
46,096	Interpublic Group of Cos., Inc. (The)	1,087,405
50,573	News Corp., Class A	808,156
16,080	News Corp., Class B	261,300
14,961	Omnicom Group, Inc.	1,102,027
11,580	Time Warner, Inc.	1,097,784
20,721	Twenty-First Century Fox, Inc., Class A	757,560
8,634	Twenty-First Century Fox, Inc., Class B	311,428
33,712	Viacom, Inc., Class B	1,016,754
10,533	Walt Disney Co. (The)	1,056,776

		12,326,396

	Multi-line Retail—8.2%
12,688	Dollar General Corp.	1,224,773
11,899	Dollar Tree, Inc.(b)	1,140,995
17,517	Kohl’s Corp.	1,088,156
38,195	Macy’s, Inc.	1,186,719
22,066	Nordstrom, Inc.	1,115,657
15,649	Target Corp.	1,136,117

		6,892,417

	Specialty Retail—19.6%
9,280	Advance Auto Parts, Inc.	1,062,096
1,673	AutoZone, Inc.(b)	1,044,822
14,943	Best Buy Co., Inc.	1,143,588
17,669	CarMax, Inc.(b)	1,104,313
25,918	Foot Locker, Inc.	1,116,547
33,356	Gap, Inc. (The)	975,329
6,056	Home Depot, Inc. (The)	1,119,149
26,102	L Brands, Inc.	911,221
12,638	Lowe’s Cos., Inc.	1,041,750
4,403	O’Reilly Automotive, Inc.(b)	1,127,476
14,324	Ross Stores, Inc.	1,158,095
10,840	Tiffany & Co.	1,114,677
13,343	TJX Cos., Inc. (The)	1,132,154
16,882	Tractor Supply Co.	1,147,976
5,357	Ulta Beauty, Inc.(b)	1,344,125

		16,543,318

	Textiles, Apparel & Luxury Goods—11.0%
55,126	Hanesbrands, Inc.	1,018,177
17,965	Michael Kors Holdings Ltd.(b)	1,229,165
16,638	NIKE, Inc., Class B	1,137,873
7,710	PVH Corp.	1,231,056
10,422	Ralph Lauren Corp., Class A	1,144,857
21,015	Tapestry, Inc.	1,129,977
34,148	Under Armour, Inc., Class C(b)	524,172
34,294	Under Armour, Inc., Class A(b)	609,061
14,989	VF Corp.	1,212,160

		9,236,498

	Total Investments in Securities (Cost $86,739,904)—100.0%	84,254,861
	Other assets less liabilities—0.0%	23,975

	Net Assets—100.0%	$84,278,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

April 30, 2018

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Beverages—21.7%
244,893	Brown-Forman Corp., Class B	$13,723,804
300,789	Coca-Cola Co. (The)	12,997,093
58,528	Constellation Brands, Inc., Class A	13,644,633
114,297	Dr Pepper Snapple Group, Inc.	13,711,068
166,252	Molson Coors Brewing Co., Class B	11,843,792
232,197	Monster Beverage Corp.(b)	12,770,835
119,792	PepsiCo, Inc.	12,091,804

		90,783,029

	Food & Staples Retailing—16.3%
71,489	Costco Wholesale Corp.	14,094,771
559,858	Kroger Co. (The)	14,102,823
219,996	Sysco Corp.	13,758,550
190,954	Walgreens Boots Alliance, Inc.	12,688,893
151,954	Walmart, Inc.	13,441,851

		68,086,888

	Food Products—35.9%
311,348	Archer-Daniels-Midland Co.	14,128,972
309,135	Campbell Soup Co.	12,606,525
354,214	Conagra Brands, Inc.	13,130,713
262,029	General Mills, Inc.	11,461,149
134,330	Hershey Co. (The)	12,350,300
399,330	Hormel Foods Corp.	14,475,713
103,767	JM Smucker Co. (The)	11,837,739
191,906	Kellogg Co.	11,303,264
200,526	Kraft Heinz Co. (The)	11,305,656
121,959	McCormick & Co., Inc.	12,855,698
304,526	Mondelez International, Inc., Class A	12,028,777
178,113	Tyson Foods, Inc., Class A	12,485,721

		149,970,227

	Household Products—14.7%
266,483	Church & Dwight Co., Inc.	12,311,515
102,465	Clorox Co. (The)	12,008,898
189,239	Colgate-Palmolive Co.	12,344,060
120,434	Kimberly-Clark Corp.	12,469,736
167,909	Procter & Gamble Co. (The)	12,146,537

		61,280,746

	Personal Products—6.2%
694,916	Coty, Inc., Class A	12,056,792
92,943	Estee Lauder Cos., Inc. (The), Class A	13,763,929

		25,820,721

	Tobacco—5.2%
205,352	Altria Group, Inc.	11,522,301
124,482	Philip Morris International, Inc.	10,207,524

		21,729,825

	Total Investments in Securities (Cost $438,943,754)—100.0%	417,671,436
	Other assets less liabilities—0.0%	81,606

	Net Assets—100.0%	$417,753,042

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Energy ETF (RYE)

April 30, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Energy Equipment & Services—18.9%
245,802	Baker Hughes a GE Co.	$8,875,910
158,183	Halliburton Co.	8,382,117
111,122	Helmerich & Payne, Inc.	7,728,535
197,056	National Oilwell Varco, Inc.	7,620,156
108,065	Schlumberger Ltd.	7,408,936
241,487	TechnipFMC PLC (United Kingdom)	7,959,412

		47,975,066

	Oil, Gas & Consumable Fuels—81.0%
128,088	Anadarko Petroleum Corp.	8,622,884
72,760	Andeavor	10,064,163
210,450	Apache Corp.	8,617,927
291,265	Cabot Oil & Gas Corp.	6,964,146
63,410	Chevron Corp.	7,933,225
80,016	Cimarex Energy Co.	8,048,809
48,492	Concho Resources, Inc.(b)	7,623,427
134,999	ConocoPhillips	8,842,434
227,173	Devon Energy Corp.	8,253,195
72,304	EOG Resources, Inc.	8,544,164
141,746	EQT Corp.	7,114,232
99,690	Exxon Mobil Corp.	7,750,898
153,384	Hess Corp.	8,741,354
455,172	Kinder Morgan, Inc.	7,200,821
488,370	Marathon Oil Corp.	8,912,753
105,854	Marathon Petroleum Corp.	7,929,523
318,060	Newfield Exploration Co.(b)	9,478,188
239,158	Noble Energy, Inc.	8,090,715
116,741	Occidental Petroleum Corp.	9,019,410
129,698	ONEOK, Inc.	7,810,414
77,497	Phillips 66	8,626,191
43,333	Pioneer Natural Resources Co.	8,733,766
472,235	Range Resources Corp.	6,540,455
78,807	Valero Energy Corp.	8,742,061
265,466	Williams Cos., Inc. (The)	6,830,440

		205,035,595

	Total Common Stocks (Cost $254,685,543)	253,010,661

	Money Market Fund—0.0%
9,417	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $9,417)	9,417

	Total Investments in Securities (Cost $254,694,960)—99.9%	253,020,078
	Other assets less liabilities—0.1%	182,143

	Net Assets—100.0%	$253,202,221

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Banks—25.8%
207,989	Bank of America Corp.	$6,223,031
121,460	BB&T Corp.	6,413,088
89,415	Citigroup, Inc.	6,104,362
147,112	Citizens Financial Group, Inc.	6,103,677
66,582	Comerica, Inc.	6,297,325
198,930	Fifth Third Bancorp	6,598,508
412,448	Huntington Bancshares, Inc.	6,149,600
57,653	JPMorgan Chase & Co.	6,271,493
307,241	KeyCorp	6,120,241
34,578	M&T Bank Corp.	6,302,532
337,736	People’s United Financial, Inc.	6,177,191
41,892	PNC Financial Services Group, Inc. (The)	6,099,894
338,408	Regions Financial Corp.	6,328,230
93,416	SunTrust Banks, Inc.	6,240,189
25,138	SVB Financial Group(b)	7,531,596
123,108	U.S. Bancorp	6,210,799
116,871	Wells Fargo & Co.	6,072,617
119,309	Zions Bancorporation	6,532,168

		113,776,541

	Capital Markets—30.0%
34,702	Affiliated Managers Group, Inc.	5,720,972
42,241	Ameriprise Financial, Inc.	5,922,611
118,913	Bank of New York Mellon Corp. (The)	6,481,948
11,791	BlackRock, Inc.	6,149,006
54,644	Cboe Global Markets, Inc.	5,834,886
117,944	Charles Schwab Corp. (The)	6,567,122
39,700	CME Group, Inc.	6,259,896
118,892	E*TRADE Financial Corp.(b)	7,214,367
168,200	Franklin Resources, Inc.	5,658,248
25,133	Goldman Sachs Group, Inc. (The)	5,989,948
89,864	Intercontinental Exchange, Inc.	6,511,545
197,143	Invesco Ltd.(c)	5,711,233
40,020	Moody’s Corp.	6,491,244
115,994	Morgan Stanley	5,987,610
47,465	MSCI, Inc., Class A	7,111,681
78,648	Nasdaq, Inc.	6,946,191
61,476	Northern Trust Corp.	6,562,563
68,915	Raymond James Financial, Inc.	6,185,121
34,907	S&P Global, Inc.	6,583,460
61,963	State Street Corp.	6,182,668
57,869	T. Rowe Price Group, Inc.	6,586,650

		132,658,970

	Consumer Finance—7.2%
68,707	American Express Co.	6,784,816
67,520	Capital One Financial Corp.	6,118,663
86,781	Discover Financial Services	6,183,146
491,009	Navient Corp.	6,510,779
182,548	Synchrony Financial	6,055,117

		31,652,521

	Diversified Financial Services—2.9%
31,959	Berkshire Hathaway, Inc., Class B(b)	6,191,417
277,771	Leucadia National Corp.	6,677,615

		12,869,032

Number of Shares		Value
	Common Stocks (continued)
	Insurance—34.1%
148,460	Aflac, Inc.	$6,765,322
70,867	Allstate Corp. (The)	6,932,210
120,300	American International Group, Inc.	6,736,800
45,973	Aon PLC	6,549,773
93,699	Arthur J. Gallagher & Co.	6,557,993
74,941	Assurant, Inc.	6,956,024
126,353	Brighthouse Financial, Inc.(b)	6,416,205
47,260	Chubb Ltd.	6,411,764
88,336	Cincinnati Financial Corp.	6,213,554
25,913	Everest Re Group Ltd.	6,029,178
121,243	Hartford Financial Services Group, Inc. (The)	6,527,723
86,462	Lincoln National Corp.	6,107,676
131,581	Loews Corp.	6,902,739
79,252	Marsh & McLennan Cos., Inc.	6,459,038
142,253	MetLife, Inc.	6,781,201
107,936	Principal Financial Group, Inc.	6,391,970
112,728	Progressive Corp. (The)	6,796,371
61,699	Prudential Financial, Inc.	6,559,838
77,918	Torchmark Corp.	6,758,607
47,824	Travelers Cos., Inc. (The)	6,293,638
132,944	Unum Group	6,431,831
41,461	Willis Towers Watson PLC	6,157,373
122,245	XL Group Ltd. (Bermuda)	6,795,600

		150,532,428

	Total Investments in Securities (Cost $411,691,277)—100.0%	441,489,492
	Other assets less liabilities—0.0%	68,837

	Net Assets—100.0%	$441,558,329

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—13.5%
85,936	AbbVie, Inc.	$8,297,121
81,567	Alexion Pharmaceuticals, Inc.(b)	9,594,726
53,644	Amgen, Inc.	9,359,805
35,831	Biogen, Inc.(b)	9,803,361
110,759	Celgene Corp.(b)	9,647,109
126,999	Gilead Sciences, Inc.	9,173,138
108,790	Incyte Corp.(b)	6,738,452
30,001	Regeneron Pharmaceuticals, Inc.(b)	9,110,704
58,160	Vertex Pharmaceuticals, Inc.(b)	8,907,786

		80,632,202

	Health Care Equipment & Supplies—27.9%
161,184	Abbott Laboratories	9,369,626
37,725	Align Technology, Inc.(b)	9,425,591
148,807	Baxter International, Inc.	10,342,087
45,336	Becton, Dickinson and Co.	10,512,058
359,191	Boston Scientific Corp.(b)	10,315,966
40,772	Cooper Cos., Inc. (The)	9,324,964
98,817	Danaher Corp.	9,913,321
177,758	DENTSPLY Sirona, Inc.	8,948,338
73,581	Edwards Lifesciences Corp.(b)	9,371,276
259,068	Hologic, Inc.(b)	10,049,248
50,457	IDEXX Laboratories, Inc.(b)	9,813,382
23,274	Intuitive Surgical, Inc.(b)	10,258,714
123,287	Medtronic PLC	9,878,987
102,842	ResMed, Inc.	9,732,967
61,603	Stryker Corp.	10,436,780
81,006	Varian Medical Systems, Inc.(b)	9,363,484
84,820	Zimmer Biomet Holdings, Inc.	9,768,719

		166,825,508

	Health Care Providers & Services—30.0%
57,793	Aetna, Inc.	10,347,837
103,549	AmerisourceBergen Corp.	9,379,468
44,035	Anthem, Inc.	10,391,820
144,060	Cardinal Health, Inc.	9,244,330
99,857	Centene Corp.(b)	10,842,473
59,133	Cigna Corp.	10,160,232
147,991	CVS Health Corp.	10,334,212
141,476	DaVita, Inc.(b)	8,883,278
239,014	Envision Healthcare Corp.(b)	8,884,150
126,951	Express Scripts Holding Co.(b)	9,610,191
98,665	HCA Healthcare, Inc.	9,446,187
149,807	Henry Schein, Inc.(b)	11,385,332
37,620	Humana, Inc.	11,067,052
58,329	Laboratory Corp. of America Holdings(b)	9,959,677
65,802	McKesson Corp.	10,278,930
95,816	Quest Diagnostics, Inc.	9,696,579
45,475	UnitedHealth Group, Inc.	10,750,290
80,936	Universal Health Services, Inc., Class B	9,242,891

		179,904,929

	Health Care Technology—1.5%
157,931	Cerner Corp.(b)	9,199,481

	Life Sciences Tools & Services—11.1%
144,121	Agilent Technologies, Inc.	9,474,515
40,986	Illumina, Inc.(b)	9,874,757
97,077	Iqvia Holdings, Inc.(b)	9,296,093

Number of Shares		Value
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
16,642	Mettler-Toledo International, Inc.(b)	$9,318,355
129,403	PerkinElmer, Inc.	9,493,004
47,048	Thermo Fisher Scientific, Inc.	9,896,547
48,196	Waters Corp.(b)	9,080,608

		66,433,879

	Pharmaceuticals—16.0%
65,179	Allergan PLC	10,014,753
150,932	Bristol-Myers Squibb Co.	7,868,085
128,769	Eli Lilly & Co.	10,439,303
76,617	Johnson & Johnson	9,691,284
185,914	Merck & Co., Inc.	10,944,757
241,151	Mylan NV(b)	9,347,013
94,622	Nektar Therapeutics, Class A(b)	7,916,077
120,675	Perrigo Co. PLC	9,429,544
278,796	Pfizer, Inc.	10,206,722
121,289	Zoetis, Inc.	10,125,206

		95,982,744

	Total Investments in Securities (Cost $552,962,668)—100.0%	598,978,743
	Other assets less liabilities—(0.0)%	(67,400)

	Net Assets—100.0%	$598,911,343

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—18.8%
172,476	Arconic, Inc.	$3,071,798
12,255	Boeing Co. (The)	4,087,778
18,893	General Dynamics Corp.	3,803,350
27,547	Harris Corp.	4,308,902
16,455	Huntington Ingalls Industries, Inc.	4,002,021
20,650	L3 Technologies, Inc.	4,044,922
12,761	Lockheed Martin Corp.	4,094,239
12,425	Northrop Grumman Corp.	4,001,347
20,225	Raytheon Co.	4,144,911
31,525	Rockwell Collins, Inc.	4,178,324
71,932	Textron, Inc.	4,469,854
14,878	TransDigm Group, Inc.	4,769,440
32,407	United Technologies Corp.	3,893,701

		52,870,587

	Air Freight & Logistics—6.2%
47,358	C.H. Robinson Worldwide, Inc.	4,358,357
67,109	Expeditors International of Washington, Inc.	4,285,581
17,581	FedEx Corp.	4,346,023
39,362	United Parcel Service, Inc., Class B	4,467,587

		17,457,548

	Airlines—7.0%
67,048	Alaska Air Group, Inc.	4,353,427
77,488	American Airlines Group, Inc.	3,326,560
77,459	Delta Air Lines, Inc.	4,044,909
72,776	Southwest Airlines Co.	3,844,756
60,723	United Continental Holdings, Inc.(b)	4,101,231

		19,670,883

	Building Products—6.8%
65,343	A.O. Smith Corp.	4,008,793
49,818	Allegion PLC	3,844,953
68,398	Fortune Brands Home & Security, Inc.	3,740,687
112,731	Johnson Controls International PLC	3,818,199
102,277	Masco Corp.	3,873,230

		19,285,862

	Commercial Services & Supplies—5.7%
24,368	Cintas Corp.	4,149,870
63,058	Republic Services, Inc.	4,078,592
67,183	Stericycle, Inc.(b)	3,944,314
49,818	Waste Management, Inc.	4,049,705

		16,222,481

	Construction & Engineering—4.4%
74,243	Fluor Corp.	4,376,625
71,459	Jacobs Engineering Group, Inc.	4,151,053
120,719	Quanta Services, Inc.(b)	3,923,368

		12,451,046

	Electrical Equipment—6.7%
28,454	Acuity Brands, Inc.	3,407,936
55,143	AMETEK, Inc.	3,848,981
52,258	Eaton Corp. PLC	3,920,918
60,117	Emerson Electric Co.	3,992,370
22,972	Rockwell Automation, Inc.	3,779,583

		18,949,788

Number of Shares		Value
	Common Stocks (continued)
	Industrial Conglomerates—5.6%
18,002	3M Co.	$3,499,409
290,809	General Electric Co.	4,091,683
28,174	Honeywell International, Inc.	4,076,214
15,243	Roper Technologies, Inc.	4,027,048

		15,694,354

	Machinery—19.6%
27,455	Caterpillar, Inc.	3,963,404
26,758	Cummins, Inc.	4,277,534
25,872	Deere & Co.	3,501,258
42,310	Dover Corp.	3,922,137
95,321	Flowserve Corp.	4,233,206
54,125	Fortive Corp.	3,805,529
25,511	Illinois Tool Works, Inc.	3,623,072
48,474	Ingersoll-Rand PLC	4,066,484
60,493	nVent Electric PLC (United Kingdom)	1,336,895
62,902	PACCAR, Inc.	4,004,970
23,286	Parker-Hannifin Corp.	3,833,341
60,493	Pentair PLC (United Kingdom)	2,733,074
28,326	Snap-on, Inc.	4,114,351
27,158	Stanley Black & Decker, Inc.	3,845,301
54,663	Xylem, Inc.	3,984,933

		55,245,489

	Professional Services—7.5%
34,779	Equifax, Inc.	3,896,987
88,559	IHS Markit Ltd.(b)	4,350,904
130,041	Nielsen Holdings PLC	4,089,789
71,802	Robert Half International, Inc.	4,361,971
41,049	Verisk Analytics, Inc.(b)	4,369,666

		21,069,317

	Road & Rail—7.6%
74,908	CSX Corp.	4,448,786
35,671	J.B. Hunt Transport Services, Inc.	4,188,845
38,914	Kansas City Southern	4,149,400
29,855	Norfolk Southern Corp.	4,283,297
31,648	Union Pacific Corp.	4,229,122

		21,299,450

	Trading Companies & Distributors—4.1%
74,946	Fastenal Co.	3,746,550
22,940	United Rentals, Inc.(b)	3,441,000
15,493	W.W. Grainger, Inc.	4,358,956

		11,546,506

	Total Investments in Securities (Cost $284,149,119)—100.0%	281,763,311
	Other assets less liabilities—(0.0)%	(705)

	Net Assets—100.0%	$281,762,606

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Materials ETF (RTM)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Chemicals—56.5%
44,836	Air Products & Chemicals, Inc.	$7,276,435
75,389	Albemarle Corp.	7,309,718
184,855	CF Industries Holdings, Inc.	7,172,374
106,209	DowDuPont, Inc.	6,716,657
70,193	Eastman Chemical Co.	7,165,301
56,865	Ecolab, Inc.	8,232,346
91,818	FMC Corp.	7,320,649
54,404	International Flavors & Fragrances, Inc.	7,685,109
68,324	LyondellBasell Industries NV, Class A	7,223,897
62,112	Monsanto Co.	7,786,981
271,558	Mosaic Co. (The)	7,318,488
65,206	PPG Industries, Inc.	6,904,011
47,921	Praxair, Inc.	7,308,911
18,215	Sherwin-Williams Co. (The)	6,696,927

		102,117,804

	Construction Materials—7.9%
36,673	Martin Marietta Materials, Inc.	7,142,800
63,296	Vulcan Materials Co.	7,069,530

		14,212,330

	Containers & Packaging—23.8%
65,384	Avery Dennison Corp.	6,852,897
183,484	Ball Corp.	7,355,874
138,875	International Paper Co.	7,160,395
64,005	Packaging Corp. of America	7,404,738
171,815	Sealed Air Corp.	7,534,088
114,381	WestRock Co.	6,766,780

		43,074,772

	Metals & Mining—11.8%
416,250	Freeport-McMoRan, Inc.	6,331,163
203,435	Newmont Mining Corp.	7,992,961
114,226	Nucor Corp.	7,038,606

		21,362,730

	Total Investments in Securities (Cost $193,487,715)—100.0%	180,767,636
	Other assets less liabilities—(0.0)%	(41,735)

	Net Assets—100.0%	$180,725,901

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Schedule of Investments(a)

Invesco S&P 500® Equal Weight ETF (RSP)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—15.9%
253,786	Advance Auto Parts, Inc.	$29,045,808
19,436	Amazon.com, Inc.(b)	30,439,303
328,578	Aptiv PLC	27,791,127
45,745	AutoZone, Inc.(b)	28,568,667
410,697	Best Buy Co., Inc.	31,430,641
14,130	Booking Holdings, Inc.(b)	30,775,140
588,015	BorgWarner, Inc.	28,777,454
483,171	CarMax, Inc.(b)	30,198,188
449,356	Carnival Corp.	28,336,389
578,076	CBS Corp., Class B	28,441,339
87,215	Charter Communications, Inc., Class A(b)	23,660,557
93,636	Chipotle Mexican Grill, Inc.(b)	39,638,928
816,544	Comcast Corp., Class A	25,631,316
699,842	D.R. Horton, Inc.	30,891,026
319,771	Darden Restaurants, Inc.	29,693,935
441,877	Discovery, Inc., Class A(b)	10,450,391
872,798	Discovery, Inc., Class C(b)	19,393,572
743,822	DISH Network Corp., Class A(b)	24,955,228
352,253	Dollar General Corp.	34,002,982
330,509	Dollar Tree, Inc.(b)	31,692,508
270,168	Expedia Group, Inc.	31,107,144
719,731	Foot Locker, Inc.	31,006,011
2,855,294	Ford Motor Co.	32,093,505
916,791	Gap, Inc. (The)	26,806,969
497,105	Garmin Ltd.	29,165,150
801,228	General Motors Co.	29,437,117
327,333	Genuine Parts Co.	28,910,051
1,054,552	Goodyear Tire & Rubber Co. (The)	26,479,801
1,094,924	H&R Block, Inc.	30,274,649
1,515,174	Hanesbrands, Inc.	27,985,264
683,608	Harley-Davidson, Inc.	28,116,797
331,489	Hasbro, Inc.	29,200,866
372,137	Hilton Worldwide Holdings, Inc.	29,339,281
166,437	Home Depot, Inc. (The)	30,757,558
1,266,972	Interpublic Group of Cos., Inc. (The)	29,887,869
479,123	Kohl’s Corp.	29,763,121
717,429	L Brands, Inc.	25,045,446
653,273	Leggett & Platt, Inc.	26,490,220
507,075	Lennar Corp., Class A	26,819,197
764,846	LKQ Corp.(b)	23,725,523
345,608	Lowe’s Cos., Inc.	28,488,467
1,044,689	Macy’s, Inc.	32,458,487
211,577	Marriott International, Inc., Class A	28,918,344
2,043,718	Mattel, Inc.	30,247,026
194,914	McDonald’s Corp.	32,636,400
824,091	MGM Resorts International	25,892,939
498,998	Michael Kors Holdings Ltd.(b)	34,141,443
123,743	Mohawk Industries, Inc.(b)	25,971,181
91,469	Netflix, Inc.(b)	28,580,404
1,109,750	Newell Brands, Inc.	30,662,393
1,390,020	News Corp., Class A	22,212,520
441,952	News Corp., Class B	7,181,720
454,966	NIKE, Inc., Class B	31,115,125
606,491	Nordstrom, Inc.	30,664,185
530,496	Norwegian Cruise Line Holdings Ltd.(b)	28,365,621
409,127	Omnicom Group, Inc.	30,136,295
121,014	O’Reilly Automotive, Inc.(b)	30,988,055

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,009,261	PulteGroup, Inc.	$30,641,164
214,047	PVH Corp.	34,176,884
289,402	Ralph Lauren Corp., Class A	31,790,810
391,724	Ross Stores, Inc.	31,670,885
239,439	Royal Caribbean Cruises Ltd.	25,904,905
524,378	Starbucks Corp.	30,188,441
574,686	Tapestry, Inc.	30,900,866
430,098	Target Corp.	31,225,115
297,940	Tiffany & Co.	30,637,170
316,667	Time Warner, Inc.	30,020,032
364,889	TJX Cos., Inc. (The)	30,960,832
464,015	Tractor Supply Co.	31,553,020
704,592	TripAdvisor, Inc.(b)	26,365,833
569,525	Twenty-First Century Fox, Inc., Class A	20,821,834
237,305	Twenty-First Century Fox, Inc., Class B	8,559,591
148,790	Ulta Beauty, Inc.(b)	37,332,899
938,559	Under Armour, Inc., Class C(b)	14,406,881
942,572	Under Armour, Inc., Class A(b)	16,740,079
416,375	VF Corp.	33,672,246
926,599	Viacom, Inc., Class B	27,946,226
289,479	Walt Disney Co. (The)	29,043,428
184,792	Whirlpool Corp.	28,633,520
250,372	Wyndham Worldwide Corp.	28,594,986
159,687	Wynn Resorts Ltd.	29,732,123
363,694	Yum! Brands, Inc.	31,677,747

		2,318,084,160

	Consumer Staples—6.4%
461,814	Altria Group, Inc.	25,912,384
696,684	Archer-Daniels-Midland Co.	31,615,520
547,941	Brown-Forman Corp., Class B	30,706,614
691,705	Campbell Soup Co.	28,207,730
596,260	Church & Dwight Co., Inc.	27,547,212
229,278	Clorox Co. (The)	26,871,382
676,438	Coca-Cola Co. (The)	29,228,886
423,454	Colgate-Palmolive Co.	27,621,904
796,592	Conagra Brands, Inc.	29,529,665
130,948	Constellation Brands, Inc., Class A	30,527,907
159,952	Costco Wholesale Corp.	31,536,136
1,562,802	Coty, Inc., Class A	27,114,615
255,753	Dr Pepper Snapple Group, Inc.	30,680,130
211,265	Estee Lauder Cos., Inc. (The), Class A	31,286,234
589,268	General Mills, Inc.	25,774,582
300,561	Hershey Co. (The)	27,633,578
907,734	Hormel Foods Corp.	32,905,357
233,361	JM Smucker Co. (The)	26,621,823
431,570	Kellogg Co.	25,419,473
270,838	Kimberly-Clark Corp.	28,042,567
450,956	Kraft Heinz Co. (The)	25,424,899
1,252,716	Kroger Co. (The)	31,555,916
274,262	McCormick & Co., Inc.	28,909,957
373,874	Molson Coors Brewing Co., Class B	26,634,784
684,853	Mondelez International, Inc., Class A	27,051,694
519,529	Monster Beverage Corp.(b)	28,574,095
269,398	PepsiCo, Inc.	27,193,034
279,947	Philip Morris International, Inc.	22,955,654
375,688	Procter & Gamble Co. (The)	27,177,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
494,752	Sysco Corp.	$30,941,790
400,554	Tyson Foods, Inc., Class A	28,078,835
429,434	Walgreens Boots Alliance, Inc.	28,535,889
341,721	Walmart, Inc.	30,228,640

		938,046,156

	Energy—7.1%
527,809	Anadarko Petroleum Corp.	35,532,102
299,706	Andeavor	41,455,334
866,924	Apache Corp.	35,500,538
1,002,594	Baker Hughes a GE Co.	36,203,669
1,188,021	Cabot Oil & Gas Corp.	28,405,582
258,631	Chevron Corp.	32,357,324
330,008	Cimarex Energy Co.	33,195,505
197,784	Concho Resources, Inc.(b)	31,093,623
555,982	ConocoPhillips	36,416,821
926,599	Devon Energy Corp.	33,663,342
298,024	EOG Resources, Inc.	35,217,496
578,151	EQT Corp.	29,017,399
411,032	Exxon Mobil Corp.	31,957,738
651,995	Halliburton Co.	34,549,215
457,989	Helmerich & Payne, Inc.	31,853,135
631,615	Hess Corp.	35,995,739
1,856,603	Kinder Morgan, Inc.	29,371,459
2,011,254	Marathon Oil Corp.	36,705,386
436,374	Marathon Petroleum Corp.	32,688,776
803,777	National Oilwell Varco, Inc.	31,082,057
1,309,797	Newfield Exploration Co.(b)	39,031,951
975,503	Noble Energy, Inc.	33,001,266
480,811	Occidental Petroleum Corp.	37,147,458
534,855	ONEOK, Inc.	32,208,968
319,395	Phillips 66	35,551,857
178,619	Pioneer Natural Resources Co.	36,000,659
1,926,203	Range Resources Corp.	26,677,912
440,805	Schlumberger Ltd.	30,221,591
985,010	TechnipFMC PLC (United Kingdom)	32,465,930
321,437	Valero Energy Corp.	35,657,006
1,082,799	Williams Cos., Inc. (The)	27,860,418

		1,038,087,256

	Financials—13.4%
154,598	Affiliated Managers Group, Inc.	25,487,026
661,401	Aflac, Inc.	30,140,044
314,131	Allstate Corp. (The)	30,728,294
306,083	American Express Co.	30,225,696
535,940	American International Group, Inc.	30,012,640
188,171	Ameriprise Financial, Inc.	26,383,456
204,805	Aon PLC	29,178,568
417,429	Arthur J. Gallagher & Co.	29,215,856
332,201	Assurant, Inc.	30,834,897
926,599	Bank of America Corp.	27,723,842
529,756	Bank of New York Mellon Corp. (The)	28,877,000
541,112	BB&T Corp.	28,570,714
142,375	Berkshire Hathaway, Inc., Class B(b)	27,582,309
52,528	BlackRock, Inc.	27,393,352
562,906	Brighthouse Financial, Inc.(b)	28,584,367
300,805	Capital One Financial Corp.	27,258,949

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
243,444	Cboe Global Markets, Inc.	$25,994,950
525,457	Charles Schwab Corp. (The)	29,257,446
210,535	Chubb Ltd.	28,563,283
393,535	Cincinnati Financial Corp.	27,681,252
398,337	Citigroup, Inc.	27,194,467
655,384	Citizens Financial Group, Inc.	27,191,882
176,860	CME Group, Inc.	27,887,285
296,621	Comerica, Inc.	28,054,414
386,604	Discover Financial Services	27,545,535
529,666	E*TRADE Financial Corp.(b)	32,140,133
115,434	Everest Re Group Ltd.	26,858,029
886,242	Fifth Third Bancorp	29,396,647
749,341	Franklin Resources, Inc.	25,207,831
111,964	Goldman Sachs Group, Inc. (The)	26,684,380
540,146	Hartford Financial Services Group, Inc. (The)	29,081,461
1,837,494	Huntington Bancshares, Inc.	27,397,036
400,342	Intercontinental Exchange, Inc.	29,008,781
878,287	Invesco Ltd.(c)	25,443,974
256,843	JPMorgan Chase & Co.	27,939,382
1,368,779	KeyCorp	27,266,078
1,237,488	Leucadia National Corp.	29,749,212
385,185	Lincoln National Corp.	27,209,468
586,192	Loews Corp.	30,751,632
154,048	M&T Bank Corp.	28,078,329
353,077	Marsh & McLennan Cos., Inc.	28,775,775
633,749	MetLife, Inc.	30,210,815
178,291	Moody’s Corp.	28,918,800
516,755	Morgan Stanley	26,674,893
213,565	MSCI, Inc., Class A	31,998,444
348,607	Nasdaq, Inc.	30,788,970
2,187,491	Navient Corp.	29,006,131
273,869	Northern Trust Corp.	29,235,516
1,504,633	People’s United Financial, Inc.	27,519,738
186,624	PNC Financial Services Group, Inc. (The)	27,174,321
480,848	Principal Financial Group, Inc.	28,475,819
499,714	Progressive Corp. (The)	30,127,757
274,866	Prudential Financial, Inc.	29,223,753
307,019	Raymond James Financial, Inc.	27,554,955
1,507,635	Regions Financial Corp.	28,192,774
155,504	S&P Global, Inc.	29,328,054
276,035	State Street Corp.	27,542,772
416,164	SunTrust Banks, Inc.	27,799,755
111,980	SVB Financial Group(b)	33,550,328
813,264	Synchrony Financial	26,975,967
257,801	T. Rowe Price Group, Inc.	29,342,910
347,135	Torchmark Corp.	30,110,490
213,047	Travelers Cos., Inc. (The)	28,036,985
548,443	U.S. Bancorp	27,668,949
592,270	Unum Group	28,654,023
520,662	Wells Fargo & Co.	27,053,598
184,702	Willis Towers Watson PLC	27,430,094
541,853	XL Group Ltd. (Bermuda)	30,121,608
531,535	Zions Bancorporation	29,101,541

		1,966,375,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care—12.1%
476,700	Abbott Laboratories	$27,710,571
254,143	AbbVie, Inc.	24,537,507
170,918	Aetna, Inc.	30,602,868
426,236	Agilent Technologies, Inc.	28,020,755
241,228	Alexion Pharmaceuticals, Inc.(b)	28,375,650
111,557	Align Technology, Inc.(b)	27,872,516
191,838	Allergan PLC	29,475,909
306,249	AmerisourceBergen Corp.	27,740,034
158,641	Amgen, Inc.	27,679,682
130,229	Anthem, Inc.	30,732,742
440,090	Baxter International, Inc.	30,586,255
134,072	Becton, Dickinson and Co.	31,087,275
105,962	Biogen, Inc.(b)	28,991,203
1,062,318	Boston Scientific Corp.(b)	30,509,773
446,385	Bristol-Myers Squibb Co.	23,270,050
426,055	Cardinal Health, Inc.	27,339,949
327,560	Celgene Corp.(b)	28,530,476
293,882	Centene Corp.(b)	31,909,708
467,077	Cerner Corp.(b)	27,207,235
174,875	Cigna Corp.	30,047,022
120,576	Cooper Cos., Inc. (The)	27,576,937
437,683	CVS Health Corp.	30,563,404
292,239	Danaher Corp.	29,317,416
418,410	DaVita, Inc.(b)	26,271,964
525,728	DENTSPLY Sirona, Inc.	26,465,148
216,514	Edwards Lifesciences Corp.(b)	27,575,223
380,828	Eli Lilly & Co.	30,873,726
706,874	Envision Healthcare Corp.(b)	26,274,507
375,451	Express Scripts Holding Co.(b)	28,421,641
375,602	Gilead Sciences, Inc.	27,129,732
291,801	HCA Healthcare, Inc.	27,937,028
448,038	Henry Schein, Inc.(b)	34,050,888
766,194	Hologic, Inc.(b)	29,720,665
110,717	Humana, Inc.	32,570,727
149,215	IDEXX Laboratories, Inc.(b)	29,020,825
121,210	Illumina, Inc.(b)	29,203,125
321,739	Incyte Corp.(b)	19,928,514
68,822	Intuitive Surgical, Inc.(b)	30,335,361
287,104	Iqvia Holdings, Inc.(b)	27,493,079
226,583	Johnson & Johnson	28,660,484
172,500	Laboratory Corp. of America Holdings(b)	29,454,375
194,596	McKesson Corp.	30,397,841
364,614	Medtronic PLC	29,216,520
555,960	Merck & Co., Inc.	32,729,365
49,209	Mettler-Toledo International, Inc.(b)	27,553,595
713,198	Mylan NV(b)	27,643,554
279,841	Nektar Therapeutics, Class A(b)	23,411,498
382,712	PerkinElmer, Inc.	28,075,752
356,893	Perrigo Co. PLC	27,887,619
824,544	Pfizer, Inc.	30,186,556
283,371	Quest Diagnostics, Inc.	28,677,145
88,281	Regeneron Pharmaceuticals, Inc.(b)	26,809,174
304,154	ResMed, Inc.	28,785,135
182,183	Stryker Corp.	30,865,444
139,132	Thermo Fisher Scientific, Inc.	29,266,416
136,032	UnitedHealth Group, Inc.	32,157,965

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
239,364	Universal Health Services, Inc., Class B	$27,335,369
239,575	Varian Medical Systems, Inc.(b)	27,692,474
171,995	Vertex Pharmaceuticals, Inc.(b)	26,342,754
142,526	Waters Corp.(b)	26,853,324
250,855	Zimmer Biomet Holdings, Inc.	28,890,970
356,891	Zoetis, Inc.	29,793,261

		1,771,643,680

	Industrials—13.5%
125,612	3M Co.	24,417,717
455,977	A.O. Smith Corp.	27,974,189
198,561	Acuity Brands, Inc.	23,781,651
467,877	Alaska Air Group, Inc.	30,379,254
347,648	Allegion PLC	26,831,473
540,720	American Airlines Group, Inc.	23,213,110
384,787	AMETEK, Inc.	26,858,133
1,203,586	Arconic, Inc.	21,435,867
85,512	Boeing Co. (The)	28,523,383
328,836	C.H. Robinson Worldwide, Inc.	30,262,777
191,580	Caterpillar, Inc.	27,656,489
170,042	Cintas Corp.	28,958,153
522,727	CSX Corp.	31,044,756
186,714	Cummins, Inc.	29,848,100
180,531	Deere & Co.	24,431,260
540,523	Delta Air Lines, Inc.	28,226,111
295,240	Dover Corp.	27,368,748
364,659	Eaton Corp. PLC	27,360,365
419,519	Emerson Electric Co.	27,860,257
242,705	Equifax, Inc.	27,195,095
468,300	Expeditors International of Washington, Inc.	29,905,638
522,999	Fastenal Co.	26,144,720
122,056	FedEx Corp.	30,172,243
665,158	Flowserve Corp.	29,539,667
518,083	Fluor Corp.	30,540,993
377,691	Fortive Corp.	26,555,454
477,303	Fortune Brands Home & Security, Inc.	26,103,701
131,841	General Dynamics Corp.	26,540,912
2,029,346	General Electric Co.	28,552,898
194,346	Harris Corp.	30,399,601
196,601	Honeywell International, Inc.	28,444,233
114,815	Huntington Ingalls Industries, Inc.	27,924,156
617,983	IHS Markit Ltd.(b)	30,361,505
178,020	Illinois Tool Works, Inc.	25,282,400
338,252	Ingersoll-Rand PLC	28,375,960
247,645	J.B. Hunt Transport Services, Inc.	29,080,952
498,655	Jacobs Engineering Group, Inc.	28,966,869
786,675	Johnson Controls International PLC	26,644,682
271,547	Kansas City Southern	28,955,057
145,723	L3 Technologies, Inc.	28,544,221
89,026	Lockheed Martin Corp.	28,563,102
713,703	Masco Corp.	27,027,933
907,463	Nielsen Holdings PLC	28,539,711
208,319	Norfolk Southern Corp.	29,887,527
86,709	Northrop Grumman Corp.	27,923,766
422,143	nVent Electric PLC (United Kingdom)	9,329,360
438,951	PACCAR, Inc.	27,948,010
162,493	Parker-Hannifin Corp.	26,749,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
422,143	Pentair PLC (United Kingdom)	$19,072,421
842,401	Quanta Services, Inc.(b)	27,378,032
142,700	Raytheon Co.	29,244,938
440,030	Republic Services, Inc.	28,461,140
501,042	Robert Half International, Inc.	30,438,301
160,299	Rockwell Automation, Inc.	26,373,994
218,857	Rockwell Collins, Inc.	29,007,307
106,354	Roper Technologies, Inc.	28,097,663
197,663	Snap-on, Inc.	28,710,551
507,836	Southwest Airlines Co.	26,828,976
189,504	Stanley Black & Decker, Inc.	26,831,871
468,813	Stericycle, Inc.(b)	27,524,011
501,955	Textron, Inc.	31,191,484
104,943	TransDigm Group, Inc.	33,641,577
219,723	Union Pacific Corp.	29,361,584
423,733	United Continental Holdings, Inc.(b)	28,618,927
274,669	United Parcel Service, Inc., Class B	31,174,931
160,065	United Rentals, Inc.(b)	24,009,750
226,131	United Technologies Corp.	27,169,640
286,448	Verisk Analytics, Inc.(b)	30,492,390
107,562	W.W. Grainger, Inc.	30,262,569
347,648	Waste Management, Inc.	28,260,306
381,454	Xylem, Inc.	27,807,997

		1,966,592,117

	Information Technology—13.1%
187,718	Accenture PLC, Class A	28,382,962
387,592	Activision Blizzard, Inc.	25,716,729
138,638	Adobe Systems, Inc.(b)	30,722,181
2,591,331	Advanced Micro Devices, Inc.(b)	28,193,681
398,549	Akamai Technologies, Inc.(b)	28,556,036
126,744	Alliance Data Systems Corp.	25,735,369
12,971	Alphabet, Inc., Class A(b)	13,212,001
13,137	Alphabet, Inc., Class C(b)	13,364,664
327,968	Amphenol Corp., Class A	27,454,201
320,043	Analog Devices, Inc.	27,955,756
177,107	ANSYS, Inc.(b)	28,631,118
168,450	Apple, Inc.	27,838,047
492,098	Applied Materials, Inc.	24,442,508
217,549	Autodesk, Inc.(b)	27,389,419
255,132	Automatic Data Processing, Inc.	30,125,987
119,459	Broadcom, Inc.	27,406,284
816,770	CA, Inc.	28,423,596
764,076	Cadence Design Systems, Inc.(b)	30,608,885
668,234	Cisco Systems, Inc.	29,596,084
317,434	Citrix Systems, Inc.(b)	32,667,133
357,897	Cognizant Technology Solutions Corp., Class A	29,283,133
1,012,972	Corning, Inc.	27,370,503
284,088	DXC Technology Co.	29,278,109
692,033	eBay, Inc.(b)	26,214,210
235,955	Electronic Arts, Inc.(b)	27,837,971
205,575	F5 Networks, Inc.(b)	33,527,227
163,678	Facebook, Inc., Class A(b)	28,152,616
300,865	Fidelity National Information Services, Inc.	28,573,149
409,059	Fiserv, Inc.(b)	28,985,921
588,242	FLIR Systems, Inc.	31,500,359

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
246,868	Gartner, Inc.(b)	$29,942,620
258,631	Global Payments, Inc.	29,238,235
1,582,392	Hewlett Packard Enterprise Co.	26,979,784
1,229,948	HP, Inc.	26,431,582
578,549	Intel Corp.	29,864,699
190,312	International Business Machines Corp.	27,587,627
171,114	Intuit, Inc.	31,620,156
121,622	IPG Photonics Corp.(b)	25,909,135
1,147,121	Juniper Networks, Inc.	28,207,705
250,246	KLA-Tencor Corp.	25,460,028
134,767	Lam Research Corp.	24,939,981
165,449	Mastercard, Inc., Class A	29,494,593
306,340	Microchip Technology, Inc.	25,628,404
555,379	Micron Technology, Inc.(b)	25,536,326
314,040	Microsoft Corp.	29,369,021
277,912	Motorola Solutions, Inc.	30,523,075
464,574	NetApp, Inc.	30,931,337
123,577	NVIDIA Corp.	27,792,467
572,375	Oracle Corp.	26,140,366
455,781	Paychex, Inc.	27,606,655
375,648	PayPal Holdings, Inc.(b)	28,027,097
354,563	Qorvo, Inc.(b)	23,897,546
481,007	QUALCOMM, Inc.	24,536,167
194,994	Red Hat, Inc.(b)	31,795,722
237,954	salesforce.com, inc.(b)	28,790,054
503,711	Seagate Technology PLC	29,159,830
266,971	Skyworks Solutions, Inc.	23,162,404
1,088,635	Symantec Corp.	30,253,167
337,884	Synopsys, Inc.(b)	28,892,461
259,995	Take-Two Interactive Software, Inc.(b)	25,924,101
286,689	TE Connectivity Ltd.	26,303,716
271,834	Texas Instruments, Inc.	27,572,123
334,113	Total System Services, Inc.	28,085,539
250,413	VeriSign, Inc.(b)	29,403,494
243,489	Visa, Inc., Class A	30,893,884
304,553	Western Digital Corp.	23,995,731
1,503,154	Western Union Co. (The)	29,687,291
1,013,304	Xerox Corp.	31,868,411
397,869	Xilinx, Inc.	25,559,105

		1,914,157,478

	Materials—4.9%
177,197	Air Products & Chemicals, Inc.	28,757,301
297,940	Albemarle Corp.	28,888,262
258,390	Avery Dennison Corp.	27,081,856
725,147	Ball Corp.	29,071,143
730,557	CF Industries Holdings, Inc.	28,345,612
419,746	DowDuPont, Inc.	26,544,737
277,399	Eastman Chemical Co.	28,316,890
227,175	Ecolab, Inc.	32,888,125
362,866	FMC Corp.	28,931,306
1,645,056	Freeport-McMoRan, Inc.	25,021,302
215,001	International Flavors & Fragrances, Inc.	30,371,041
548,848	International Paper Co.	28,298,603
270,017	LyondellBasell Industries NV, Class A	28,548,897
144,938	Martin Marietta Materials, Inc.	28,229,574
245,472	Monsanto Co.	30,774,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
1,073,221	Mosaic Co. (The)	$28,923,306
812,339	Newmont Mining Corp.	31,916,799
451,424	Nucor Corp.	27,816,747
252,946	Packaging Corp. of America	29,263,323
257,695	PPG Industries, Inc.	27,284,747
189,369	Praxair, Inc.	28,882,560
679,017	Sealed Air Corp.	29,774,895
71,975	Sherwin-Williams Co. (The)	26,462,329
250,141	Vulcan Materials Co.	27,938,248
452,035	WestRock Co.	26,742,391

		715,074,819

	Real Estate—6.9%
239,438	Alexandria Real Estate Equities, Inc. REIT	29,826,792
210,110	American Tower Corp. REIT	28,650,600
754,397	Apartment Investment & Management Co., Class A REIT	30,628,518
189,893	AvalonBay Communities, Inc. REIT	30,952,559
244,012	Boston Properties, Inc. REIT	29,625,497
633,849	CBRE Group, Inc., Class A(b)	28,719,698
271,772	Crown Castle International Corp. REIT	27,413,642
292,495	Digital Realty Trust, Inc. REIT	30,913,797
1,171,141	Duke Realty Corp. REIT	31,737,921
76,349	Equinix, Inc. REIT	32,126,896
514,935	Equity Residential REIT	31,776,639
129,066	Essex Property Trust, Inc. REIT	30,935,830
342,047	Extra Space Storage, Inc. REIT	30,643,991
259,330	Federal Realty Investment Trust REIT	30,043,380
1,434,859	GGP, Inc. REIT	28,682,831
1,334,952	HCP, Inc. REIT	31,184,479
1,595,183	Host Hotels & Resorts, Inc. REIT	31,201,779
907,227	Iron Mountain, Inc. REIT	30,791,284
2,083,196	Kimco Realty Corp. REIT	30,227,174
522,546	Macerich Co. (The) REIT	30,109,101
343,003	Mid-America Apartment Communities, Inc. REIT	31,371,054
473,618	Prologis, Inc. REIT	30,742,544
150,869	Public Storage REIT	30,442,347
593,040	Realty Income Corp. REIT	29,954,450
510,404	Regency Centers Corp. REIT	30,037,275
181,198	SBA Communications Corp. REIT(b)	29,033,356
192,650	Simon Property Group, Inc. REIT	30,118,901
304,365	SL Green Realty Corp. REIT	29,748,635
856,041	UDR, Inc. REIT	30,945,882
607,109	Ventas, Inc. REIT	31,217,545
442,242	Vornado Realty Trust REIT	30,085,723
563,257	Welltower, Inc. REIT	30,100,454
879,305	Weyerhaeuser Co. REIT	32,340,838

		1,002,331,412

	Telecommunication Services—0.6%
818,315	AT&T, Inc.	26,758,900
1,689,984	CenturyLink, Inc.	31,399,903
618,602	Verizon Communications, Inc.	30,528,009

		88,686,812

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities—6.1%
2,780,817	AES Corp. (The)	$34,037,200
779,453	Alliant Energy Corp.	33,477,506
558,847	Ameren Corp.	32,759,611
459,577	American Electric Power Co., Inc.	32,161,198
370,790	American Water Works Co., Inc.	32,102,998
1,111,971	CenterPoint Energy, Inc.	28,166,225
703,979	CMS Energy Corp.	33,220,769
400,984	Consolidated Edison, Inc.	32,130,848
416,058	Dominion Energy, Inc.	27,692,821
300,115	DTE Energy Co.	31,632,121
396,266	Duke Energy Corp.	31,764,683
508,149	Edison International	33,293,922
392,935	Entergy Corp.	32,059,567
527,080	Eversource Energy	31,756,570
804,554	Exelon Corp.	31,924,703
938,545	FirstEnergy Corp.	32,285,948
194,900	NextEra Energy, Inc.	31,946,059
1,314,082	NiSource, Inc.	32,050,460
1,014,075	NRG Energy, Inc.	31,436,325
729,044	PG&E Corp.	33,608,928
395,005	Pinnacle West Capital Corp.	31,797,903
1,095,508	PPL Corp.	31,879,283
641,284	Public Service Enterprise Group, Inc.	33,442,961
774,806	SCANA Corp.	28,489,617
276,569	Sempra Energy	30,920,414
689,412	Southern Co. (The)	31,795,681
498,265	WEC Energy Group, Inc.	32,028,474
697,119	Xcel Energy, Inc.	32,653,054

		892,515,849

	Total Investments in Securities (Cost $12,178,722,423)—100.0%	14,611,595,171
	Other assets less liabilities—0.0%	4,461,786

	Net Assets—100.0%	$14,616,056,957

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Equity REITs—97.1%
4,043	Alexandria Real Estate Equities, Inc. REIT	$503,637
3,547	American Tower Corp. REIT	483,669
12,736	Apartment Investment & Management Co., Class A REIT	517,082
3,155	AvalonBay Communities, Inc. REIT	514,265
4,120	Boston Properties, Inc. REIT	500,209
4,589	Crown Castle International Corp. REIT	462,892
4,938	Digital Realty Trust, Inc. REIT	521,897
19,772	Duke Realty Corp. REIT	535,821
1,289	Equinix, Inc. REIT	542,398
8,559	Equity Residential REIT	528,176
2,144	Essex Property Trust, Inc. REIT	513,895
5,775	Extra Space Storage, Inc. REIT	517,382
4,379	Federal Realty Investment Trust REIT	507,307
24,104	GGP, Inc. REIT	481,839
22,536	HCP, Inc. REIT	526,441
26,934	Host Hotels & Resorts, Inc. REIT	526,829
15,318	Iron Mountain, Inc. REIT	519,893
35,174	Kimco Realty Corp. REIT	510,375
8,778	Macerich Co. (The) REIT	505,788
5,700	Mid-America Apartment Communities, Inc. REIT	521,322
7,997	Prologis, Inc. REIT	519,085
2,547	Public Storage REIT	513,934
10,012	Realty Income Corp. REIT	505,706
8,618	Regency Centers Corp. REIT	507,169
3,059	SBA Communications Corp. REIT(b)	490,144
3,253	Simon Property Group, Inc. REIT	508,574
5,113	SL Green Realty Corp. REIT	499,745
14,453	UDR, Inc. REIT	522,476
10,250	Ventas, Inc. REIT	527,055
7,467	Vornado Realty Trust REIT	507,980
9,509	Welltower, Inc. REIT	508,161
14,611	Weyerhaeuser Co. REIT	537,393

		16,388,539

	Real Estate Management & Development—2.9%
10,702	CBRE Group, Inc., Class A(b)	484,907

	Total Common Stocks & Other Equity Interests (Cost $18,516,284)	16,873,446

	Money Market Fund—0.0%
1,289	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $1,289)	1,289

	Total Investments in Securities (Cost $18,517,573)—100.0%	16,874,735
	Other assets less liabilities—(0.0)%	(2,180)

	Net Assets—100.0%	$16,872,555

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—6.4%
563,191	Cisco Systems, Inc.	$24,943,729
173,772	F5 Networks, Inc.(b)	28,340,475
966,793	Juniper Networks, Inc.	23,773,440
234,920	Motorola Solutions, Inc.	25,801,264

		102,858,908

	Electronic Equipment, Instruments & Components—7.2%
276,414	Amphenol Corp., Class A	23,138,616
853,736	Corning, Inc.	23,067,946
497,227	FLIR Systems, Inc.	26,626,506
102,504	IPG Photonics Corp.(b)	21,836,427
241,625	TE Connectivity Ltd.	22,169,094

		116,838,589

	Internet Software & Services—7.3%
336,935	Akamai Technologies, Inc.(b)	24,141,393
10,936	Alphabet, Inc., Class A(b)	11,139,191
11,076	Alphabet, Inc., Class C(b)	11,267,947
583,250	eBay, Inc.(b)	22,093,510
137,945	Facebook, Inc., Class A(b)	23,726,540
212,742	VeriSign, Inc.(b)	24,980,165

		117,348,746

	IT Services—24.1%
158,208	Accenture PLC, Class A	23,921,050
106,822	Alliance Data Systems Corp.	21,690,207
215,675	Automatic Data Processing, Inc.	25,466,904
302,571	Cognizant Technology Solutions Corp., Class A	24,756,359
240,157	DXC Technology Co.	24,750,580
254,341	Fidelity National Information Services, Inc.	24,154,765
344,768	Fiserv, Inc.(b)	24,430,260
208,700	Gartner, Inc.(b)	25,313,223
218,657	Global Payments, Inc.	24,719,174
160,878	International Business Machines Corp.	23,320,875
139,868	Mastercard, Inc., Class A	24,934,268
384,131	Paychex, Inc.	23,266,815
316,596	PayPal Holdings, Inc.(b)	23,621,228
282,467	Total System Services, Inc.	23,744,176
205,832	Visa, Inc., Class A	26,115,964
1,266,856	Western Union Co. (The)	25,020,406

		389,226,254

	Semiconductors & Semiconductor Equipment—20.5%
2,183,976	Advanced Micro Devices, Inc.(b)	23,761,659
270,557	Analog Devices, Inc.	23,633,154
414,743	Applied Materials, Inc.	20,600,285
100,988	Broadcom, Inc.	23,168,667
491,050	Intel Corp.	25,348,001
210,910	KLA-Tencor Corp.	21,457,983
113,951	Lam Research Corp.	21,087,772
258,182	Microchip Technology, Inc.	21,599,506
468,071	Micron Technology, Inc.(b)	21,521,905
104,151	NVIDIA Corp.	23,423,560
298,824	Qorvo, Inc.(b)	20,140,738
405,391	QUALCOMM, Inc.	20,678,995
225,002	Skyworks Solutions, Inc.	19,521,173
229,104	Texas Instruments, Inc.	23,238,019

Number of Shares		Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
335,326	Xilinx, Inc.	$21,541,342

		330,722,759

	Software—24.2%
326,663	Activision Blizzard, Inc.	21,674,090
115,906	Adobe Systems, Inc.(b)	25,684,770
149,265	ANSYS, Inc.(b)	24,130,180
183,917	Autodesk, Inc.(b)	23,155,150
688,372	CA, Inc.	23,955,346
643,962	Cadence Design Systems, Inc.(b)	25,797,118
268,331	Citrix Systems, Inc.(b)	27,613,943
198,862	Electronic Arts, Inc.(b)	23,461,739
144,652	Intuit, Inc.	26,730,243
265,478	Microsoft Corp.	24,827,502
482,393	Oracle Corp.	22,030,888
164,815	Red Hat, Inc.(b)	26,874,734
200,548	salesforce.com, inc.(b)	24,264,302
917,502	Symantec Corp.	25,497,381
284,770	Synopsys, Inc.(b)	24,350,683
219,125	Take-Two Interactive Software, Inc.(b)	21,848,954

		391,897,023

	Technology Hardware, Storage & Peripherals—10.3%
142,402	Apple, Inc.	23,533,355
1,333,638	Hewlett Packard Enterprise Co.	22,738,528
1,036,602	HP, Inc.	22,276,577
392,674	NetApp, Inc.	26,144,235
425,800	Seagate Technology PLC	24,649,562
256,674	Western Digital Corp.	20,223,344
854,016	Xerox Corp.	26,858,803

		166,424,404

	Total Investments in Securities (Cost $1,348,747,298)—100.0%	1,615,316,683
	Other assets less liabilities—(0.0)%	(251,179)

	Net Assets—100.0%	$1,615,065,504

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

April 30, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Diversified Telecommunication Services—9.0%
115,807	AT&T, Inc.	$3,786,889
239,167	CenturyLink, Inc.	4,443,723
87,546	Verizon Communications, Inc.	4,320,395

		12,551,007

	Electric Utilities—46.0%
110,841	Alliant Energy Corp.	4,760,621
65,356	American Electric Power Co., Inc.	4,573,613
56,360	Duke Energy Corp.	4,517,818
72,258	Edison International	4,734,344
55,882	Entergy Corp.	4,559,412
74,959	Eversource Energy	4,516,280
114,417	Exelon Corp.	4,540,066
131,414	FirstEnergy Corp.	4,520,642
27,716	NextEra Energy, Inc.	4,542,930
102,085	PG&E Corp.	4,706,118
56,175	Pinnacle West Capital Corp.	4,522,087
155,797	PPL Corp.	4,533,693
98,050	Southern Co. (The)	4,522,066
99,137	Xcel Energy, Inc.	4,643,577

		64,193,267

	Independent Power & Renewable Electricity Producers—6.7%
395,452	AES Corp. (The)	4,840,333
144,224	NRG Energy, Inc.	4,470,944

		9,311,277

	Multi-Utilities—34.9%
79,471	Ameren Corp.	4,658,590
158,152	CenterPoint Energy, Inc.	4,005,990
100,109	CMS Energy Corp.	4,724,144
57,026	Consolidated Edison, Inc.	4,569,494
58,881	Dominion Energy, Inc.	3,919,119
42,680	DTE Energy Co.	4,498,472
186,875	NiSource, Inc.	4,557,881
91,193	Public Service Enterprise Group, Inc.	4,755,715
109,651	SCANA Corp.	4,031,867
39,335	Sempra Energy	4,397,653
70,861	WEC Energy Group, Inc.	4,554,945

		48,673,870

	Water Utilities—3.3%
52,737	American Water Works Co., Inc.	4,565,969

	Total Investments in Securities (Cost $143,820,757)—99.9%	139,295,390
	Other assets less liabilities—0.1%	138,220

	Net Assets—100.0%	$139,433,610

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments(a)

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—14.9%
5,637	Aaron’s, Inc.	$235,457
5,447	Adtalem Global Education, Inc.(b)	259,277
5,107	AMC Networks, Inc., Class A(b)	265,564
13,839	American Eagle Outfitters, Inc.	286,191
5,243	AutoNation, Inc.(b)	242,174
12,021	Bed Bath & Beyond, Inc.	209,887
5,572	Big Lots, Inc.	236,531
7,627	Boyd Gaming Corp.	253,293
7,313	Brinker International, Inc.	318,774
4,323	Brunswick Corp.	258,861
379	Cable One, Inc.	240,710
2,365	Carter’s, Inc.	237,257
5,475	Cheesecake Factory, Inc. (The)	284,426
973	Churchill Downs, Inc.	267,186
6,533	Cinemark Holdings, Inc.	255,898
8,437	Cooper Tire & Rubber Co.	206,285
1,666	Cracker Barrel Old Country Store, Inc.	274,207
9,948	Dana, Inc.	236,066
2,776	Deckers Outdoor Corp.(b)	258,890
5,600	Delphi Technologies PLC	271,096
8,472	Dick’s Sporting Goods, Inc.	280,338
3,161	Dillard’s, Inc., Class A	235,653
1,176	Domino’s Pizza, Inc.	284,274
4,470	Dunkin’ Brands Group, Inc.	272,491
3,532	Five Below, Inc.(b)	249,395
17,035	GameStop Corp., Class A	232,528
11,631	Gentex Corp.	264,489
452	Graham Holdings Co., Class B	272,579
3,063	Helen of Troy Ltd.(b)	273,066
7,829	ILG, Inc.	267,204
5,996	International Speedway Corp., Class A	246,436
3,019	Jack in the Box, Inc.	270,804
4,154	John Wiley & Sons, Inc., Class A	273,956
9,157	KB Home	243,118
6,003	Live Nation Entertainment, Inc.(b)	236,938
4,720	Meredith Corp.	244,496
12,000	Michaels Cos., Inc. (The)(b)	223,440
3,526	Murphy USA, Inc.(b)	220,622
10,924	New York Times Co. (The), Class A	256,168
87	NVR, Inc.(b)	269,700
109,759	Office Depot, Inc.	251,348
4,367	Papa John’s International, Inc.	270,754
2,199	Polaris Industries, Inc.	230,499
1,853	Pool Corp.	257,215
15,437	Sally Beauty Holdings, Inc.(b)	266,906
6,235	Scientific Games Corp., Class A(b)	332,326
6,880	Service Corp. International	251,189
5,522	Signet Jewelers Ltd.	214,695
4,252	Six Flags Entertainment Corp.	268,896
6,533	Skechers U.S.A., Inc., Class A(b)	186,191
5,103	Sotheby’s(b)	269,438
20,953	TEGNA, Inc.	221,473
5,242	Tempur Sealy International, Inc.(b)	234,580
4,636	Texas Roadhouse, Inc.	297,075
2,127	Thor Industries, Inc.	225,760
5,964	Toll Brothers, Inc.	251,442

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
16,691	TRI Pointe Group, Inc.(b)	$285,583
5,283	Tupperware Brands Corp.	235,410
7,536	Urban Outfitters, Inc.(b)	303,475
15,432	Wendy’s Co. (The)	258,332
5,188	Williams-Sonoma, Inc.	247,986

		15,576,298

	Consumer Staples—4.0%
1,471	Boston Beer Co., Inc. (The), Class A(b)	329,725
2,437	Casey’s General Stores, Inc.	235,414
5,105	Edgewell Personal Care Co.(b)	224,875
4,964	Energizer Holdings, Inc.	284,735
12,593	Flowers Foods, Inc.	284,728
7,599	Hain Celestial Group, Inc. (The)(b)	221,359
2,028	Ingredion, Inc.	245,570
4,715	Lamb Weston Holdings, Inc.	307,984
2,194	Lancaster Colony Corp.	275,544
3,737	Nu Skin Enterprises, Inc., Class A	265,888
3,346	Post Holdings, Inc.(b)	266,241
2,165	Sanderson Farms, Inc.	240,661
10,862	Sprouts Farmers Market, Inc.(b)	271,876
8,544	Tootsie Roll Industries, Inc.	243,931
6,424	TreeHouse Foods, Inc.(b)	247,324
5,877	United Natural Foods, Inc.(b)	264,583

		4,210,438

	Energy—7.2%
23,018	Callon Petroleum Co.(b)	320,180
87,098	Chesapeake Energy Corp.(b)	258,681
15,385	CNX Resources Corp.(b)	228,621
2,522	Core Laboratories NV	308,819
17,638	Diamond Offshore Drilling, Inc.(b)	324,363
5,762	Dril-Quip, Inc.(b)	238,835
4,669	Energen Corp.(b)	305,539
56,723	Ensco PLC, Class A	320,485
25,211	Gulfport Energy Corp.(b)	234,462
5,811	HollyFrontier Corp.	352,670
9,205	Matador Resources Co.(b)	301,372
10,668	Murphy Oil Corp.	321,213
37,604	Nabors Industries Ltd.	286,166
26,723	Oasis Petroleum, Inc.(b)	294,755
14,136	Oceaneering International, Inc.	300,249
13,547	Patterson-UTI Energy, Inc.	290,177
8,476	PBF Energy, Inc., Class A	324,885
29,032	QEP Resources, Inc.(b)	353,610
22,444	Rowan Cos. PLC, Class A(b)	324,091
14,900	SM Energy Co.	356,855
62,070	Southwestern Energy Co.(b)	254,487
27,772	Superior Energy Services, Inc.(b)	297,994
28,184	Transocean Ltd.(b)	348,636
11,445	World Fuel Services Corp.	245,724
18,685	WPX Energy, Inc.(b)	319,327

		7,512,196

	Financials—14.7%
431	Alleghany Corp.	247,683
2,328	American Financial Group, Inc.	263,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
6,537	Aspen Insurance Holdings Ltd. (Bermuda)	$277,496
10,205	Associated Banc-Corp.	269,922
8,081	BancorpSouth Bank	267,077
3,113	Bank of Hawaii Corp.	262,146
5,091	Bank of The Ozarks	238,259
10,086	Brown & Brown, Inc.	274,642
6,172	Cathay General Bancorp	246,942
4,594	Chemical Financial Corp.	252,165
11,962	CNO Financial Group, Inc.	256,465
4,435	Commerce Bancshares, Inc.	281,711
2,459	Cullen/Frost Bankers, Inc.	281,432
3,971	East West Bancorp, Inc.	264,548
4,697	Eaton Vance Corp.	255,470
3,257	Evercore, Inc., Class A	329,771
18,293	F.N.B. Corp.	237,809
1,269	FactSet Research Systems, Inc.	239,981
7,697	Federated Investors, Inc., Class B	203,740
4,580	First American Financial Corp.	234,084
13,272	First Horizon National Corp.	242,878
13,900	Fulton Financial Corp.	234,910
87,685	Genworth Financial, Inc., Class A(b)	242,011
4,859	Hancock Holding Co.	237,362
2,313	Hanover Insurance Group, Inc. (The)	265,648
10,800	Home BancShares, Inc.	250,992
3,660	Interactive Brokers Group, Inc., Class A	271,572
6,476	International Bancshares Corp.	257,745
7,475	Janus Henderson Group PLC (United Kingdom)	236,135
4,596	Kemper Corp.	310,230
6,539	Legg Mason, Inc.	259,598
782	LendingTree, Inc.(b)	186,429
1,237	MarketAxess Holdings, Inc.	245,705
6,012	MB Financial, Inc.	256,231
5,765	Mercury General Corp.	263,633
18,646	New York Community Bancorp, Inc.	221,514
12,653	Old Republic International Corp.	258,121
4,998	PacWest Bancorp	256,097
3,938	Pinnacle Financial Partners, Inc.	252,229
2,637	Primerica, Inc.	255,130
3,443	Prosperity Bancshares, Inc.	247,104
1,685	Reinsurance Group of America, Inc.	251,739
1,970	RenaissanceRe Holdings Ltd. (Bermuda)	267,999
3,514	SEI Investments Co.	222,190
1,714	Signature Bank/New York NY(b)	217,935
23,987	SLM Corp.(b)	275,371
10,803	Sterling Bancorp	256,571
3,995	Stifel Financial Corp.	232,829
5,127	Synovus Financial Corp.	267,988
11,428	TCF Financial Corp.	283,757
2,902	Texas Capital Bancshares, Inc.(b)	286,282
8,064	Trustmark Corp.	252,484
3,560	UMB Financial Corp.	272,625
11,687	Umpqua Holdings Corp.	275,346
7,374	United Bankshares, Inc.	250,347
20,374	Valley National Bancorp	255,694
3,755	W.R. Berkley Corp.	279,973

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
7,533	Washington Federal, Inc.	$239,173
4,735	Webster Financial Corp.	285,000
2,958	Wintrust Financial Corp.	264,593

		15,374,089

	Health Care—7.9%
920	ABIOMED, Inc.(b)	276,874
6,582	Acadia Healthcare Co., Inc.(b)	234,188
14,225	Akorn, Inc.(b)	205,267
19,823	Allscripts Healthcare Solutions, Inc.(b)	230,343
989	Bio-Rad Laboratories, Inc., Class A(b)	250,919
1,849	Bio-Techne Corp.	279,033
2,331	Cantel Medical Corp.	261,235
6,298	Catalent, Inc.(b)	258,911
2,357	Charles River Laboratories International, Inc.(b)	245,576
4,633	Encompass Health Corp.	281,779
38,683	Endo International PLC(b)	221,654
5,272	Globus Medical, Inc., Class A(b)	269,874
5,593	Halyard Health, Inc.(b)	264,940
3,103	Hill-Rom Holdings, Inc.	266,330
1,031	ICU Medical, Inc.(b)	259,503
5,584	LifePoint Health, Inc.(b)	267,474
3,088	LivaNova PLC(b)	274,153
16,414	Mallinckrodt PLC(b)	213,382
3,055	Masimo Corp.(b)	274,125
3,853	Medidata Solutions, Inc.(b)	274,950
4,698	MEDNAX, Inc.(b)	215,685
3,580	Molina Healthcare, Inc.(b)	298,035
5,202	NuVasive, Inc.(b)	276,798
10,675	Patterson Cos., Inc.	248,514
7,397	Prestige Brands Holdings, Inc.(b)	217,768
2,841	STERIS PLC	268,531
6,342	Syneos Health, Inc., Class A(b)	241,630
1,007	Teleflex, Inc.	269,755
11,182	Tenet Healthcare Corp.(b)	267,697
2,341	United Therapeutics Corp.(b)	257,767
1,373	WellCare Health Plans, Inc.(b)	281,685
2,933	West Pharmaceutical Services, Inc.	258,720

		8,213,095

	Industrials—13.7%
7,353	AECOM(b)	253,237
3,936	AGCO Corp.	246,708
5,671	Avis Budget Group, Inc.(b)	280,204
3,726	Brink’s Co. (The)	274,979
2,499	Carlisle Cos., Inc.	269,217
5,101	Clean Harbors, Inc.(b)	233,626
5,397	Copart, Inc.(b)	275,679
2,792	Crane Co.	233,523
1,935	Curtiss-Wright Corp.	247,757
3,600	Deluxe Corp.	246,744
6,016	Donaldson Co., Inc.	266,268
2,099	Dun & Bradstreet Corp. (The)	242,036
2,401	Dycom Industries, Inc.(b)	249,368
3,376	EMCOR Group, Inc.	248,440
3,667	EnerSys	251,410
3,569	Esterline Technologies Corp.(b)	256,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
3,793	GATX Corp.	$247,455
3,741	Genesee & Wyoming, Inc., Class A(b)	266,359
5,777	Graco, Inc.	254,130
4,355	Granite Construction, Inc.	228,115
5,710	Healthcare Services Group, Inc.	220,577
7,088	Herman Miller, Inc.	217,602
6,822	HNI Corp.	227,787
2,140	Hubbell, Inc.	222,260
1,834	IDEX Corp.	245,132
5,074	ITT, Inc.	248,068
12,272	JetBlue Airways Corp.(b)	235,500
16,564	KBR, Inc.	276,453
5,925	Kennametal, Inc.	215,966
3,540	Kirby Corp.(b)	301,962
3,701	KLX, Inc.(b)	289,529
5,516	Knight-Swift Transportation Holdings, Inc.	215,179
2,403	Landstar System, Inc.	244,265
1,291	Lennox International, Inc.	249,641
2,903	Lincoln Electric Holdings, Inc.	240,572
2,210	ManpowerGroup, Inc.	211,541
3,115	MSA Safety, Inc.	270,507
2,896	MSC Industrial Direct Co., Inc., Class A	250,330
1,932	Nordson Corp.	248,455
24,954	NOW, Inc.(b)	302,692
1,833	Old Dominion Freight Line, Inc.	245,365
2,043	Orbital ATK, Inc.	270,452
3,322	Oshkosh Corp.	239,716
20,979	Pitney Bowes, Inc.	214,405
3,638	Regal Beloit Corp.	259,026
5,116	Rollins, Inc.	248,228
3,529	Ryder System, Inc.	237,960
1,393	Teledyne Technologies, Inc.(b)	260,616
6,576	Terex Corp.	240,156
5,830	Timken Co. (The)	249,233
4,249	Toro Co. (The)	248,099
7,937	Trinity Industries, Inc.	252,952
1,818	Valmont Industries, Inc.	258,338
3,277	Wabtec Corp.	291,030
1,537	Watsco, Inc.	257,325
6,922	Werner Enterprises, Inc.	237,425
3,607	Woodward, Inc.	259,488

		14,275,520

	Information Technology—14.9%
22,436	3D Systems Corp.(b)	225,257
10,391	ACI Worldwide, Inc.(b)	241,591
8,531	Acxiom Corp.(b)	221,635
9,744	ARRIS International PLC(b)	263,088
3,317	Arrow Electronics, Inc.(b)	247,913
6,133	Avnet, Inc.	240,598
3,467	Belden, Inc.	213,567
2,426	Blackbaud, Inc.	254,633
2,497	Broadridge Financial Solutions, Inc.	267,703
9,066	Cars.Com, Inc.(b)	258,200
3,780	CDK Global, Inc.	246,607
9,995	Ciena Corp.(b)	257,371
5,917	Cirrus Logic, Inc.(b)	215,793

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
4,813	Cognex Corp.	$222,601
1,213	Coherent, Inc.(b)	204,051
4,911	CommVault Systems, Inc.(b)	343,524
11,508	Convergys Corp.	268,827
5,786	CoreLogic, Inc.(b)	286,407
6,445	Cree, Inc.(b)	240,527
14,687	Cypress Semiconductor Corp.	214,136
15,385	Diebold Nixdorf, Inc.	236,160
1,519	Fair Isaac Corp.(b)	263,060
3,979	First Solar, Inc.(b)	282,151
4,968	Fortinet, Inc.(b)	275,028
8,245	Integrated Device Technology, Inc.(b)	229,458
3,584	InterDigital, Inc.	266,829
3,231	j2 Global, Inc.	256,477
9,588	Jabil, Inc.	255,041
2,184	Jack Henry & Associates, Inc.	260,944
5,003	Keysight Technologies, Inc.(b)	258,555
18,582	Knowles Corp.(b)	237,850
3,895	Leidos Holdings, Inc.	250,176
1,235	Littelfuse, Inc.	230,846
2,138	LogMeIn, Inc.	235,608
4,315	Lumentum Holdings, Inc.(b)	217,692
5,936	Manhattan Associates, Inc.(b)	255,604
3,917	MAXIMUS, Inc.	264,907
4,021	Microsemi Corp.(b)	260,119
2,162	MKS Instruments, Inc.	221,389
2,168	Monolithic Power Systems, Inc.	253,873
5,120	National Instruments Corp.	209,357
7,604	NCR Corp.(b)	233,975
9,889	NetScout Systems, Inc.(b)	268,486
4,593	Plantronics, Inc.	299,234
3,349	PTC, Inc.(b)	275,790
11,836	Sabre Corp.	244,295
3,419	Science Applications International Corp.	293,316
2,702	Silicon Laboratories, Inc.(b)	251,016
5,640	Synaptics, Inc.(b)	245,453
2,214	SYNNEX Corp.	221,776
3,000	Tech Data Corp.(b)	228,750
6,377	Teradata Corp.(b)	260,947
5,475	Teradyne, Inc.	178,211
6,850	Trimble, Inc.(b)	237,010
1,275	Tyler Technologies, Inc.(b)	279,123
1,069	Ultimate Software Group, Inc. (The)(b)	256,474
14,618	VeriFone Systems, Inc.(b)	336,360
6,804	Versum Materials, Inc.	239,365
3,716	ViaSat, Inc.(b)	237,750
13,810	Vishay Intertechnology, Inc.	243,747
1,696	WEX, Inc.(b)	274,616
1,918	Zebra Technologies Corp., Class A(b)	258,604

		15,519,451

	Materials—7.1%
9,574	Allegheny Technologies, Inc.(b)	254,381
2,979	AptarGroup, Inc.	278,536
3,723	Ashland Global Holdings, Inc.	246,388
5,878	Bemis Co., Inc.	254,341
4,360	Cabot Corp.	243,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
5,226	Carpenter Technology Corp.	$278,337
5,401	Chemours Co. (The)	261,462
10,668	Commercial Metals Co.	224,135
4,266	Compass Minerals International, Inc.	287,102
5,888	Domtar Corp.	258,483
2,626	Eagle Materials, Inc.	259,869
5,034	Greif, Inc., Class A	294,590
9,514	Louisiana-Pacific Corp.	269,532
3,654	Minerals Technologies, Inc.	252,309
619	NewMarket Corp.	234,941
8,205	Olin Corp.	247,709
11,878	Owens-Illinois, Inc.(b)	241,480
6,039	PolyOne Corp.	252,732
2,920	Reliance Steel & Aluminum Co.	256,726
3,296	Royal Gold, Inc.	292,685
5,163	RPM International, Inc.	249,373
2,938	Scotts Miracle-Gro Co. (The)	245,558
3,616	Sensient Technologies Corp.	241,006
9,581	Silgan Holdings, Inc.	268,939
5,510	Sonoco Products Co.	282,994
5,837	Steel Dynamics, Inc.	261,556
6,188	United States Steel Corp.	209,340
11,385	Valvoline, Inc.	230,888
5,966	Worthington Industries, Inc.	265,666

		7,444,607

	Real Estate—10.1%
11,020	Alexander & Baldwin, Inc. REIT	252,358
7,114	American Campus Communities, Inc. REIT	278,229
3,271	Camden Property Trust REIT	279,343
12,560	CoreCivic, Inc. REIT	253,210
2,749	CoreSite Realty Corp. REIT	286,171
10,254	Corporate Office Properties Trust REIT	282,088
31,323	Cousins Properties, Inc. REIT	278,461
5,436	CyrusOne, Inc. REIT	291,315
4,726	DCT Industrial Trust, Inc. REIT	309,884
7,202	Douglas Emmett, Inc. REIT	268,419
8,287	Education Realty Trust, Inc. REIT	272,725
4,807	EPR Properties REIT	264,481
9,124	First Industrial Realty Trust, Inc. REIT	283,848
12,223	GEO Group, Inc. (The) REIT	275,017
9,797	Healthcare Realty Trust, Inc. REIT	272,651
6,067	Highwoods Properties, Inc. REIT	267,069
10,718	Hospitality Properties Trust REIT	266,664
7,867	JBG SMITH Properties REIT	290,056
1,577	Jones Lang LaSalle, Inc.	267,317
3,853	Kilroy Realty Corp. REIT	276,145
4,012	Lamar Advertising Co., Class A REIT	255,605
10,392	LaSalle Hotel Properties REIT	307,291
6,639	Liberty Property Trust REIT	277,643
3,345	Life Storage, Inc. REIT	295,832
15,535	Mack-Cali Realty Corp. REIT	266,736
20,674	Medical Properties Trust, Inc. REIT	264,214
6,969	National Retail Properties, Inc. REIT	265,101
9,934	Omega Healthcare Investors, Inc. REIT	258,085
5,346	PotlatchDeltic Corp. REIT	277,190
15,064	Quality Care Properties, Inc. REIT(b)	330,956
7,722	Rayonier, Inc. REIT	287,181

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
14,929	Sabra Health Care REIT, Inc. REIT	$273,350
16,853	Senior Housing Properties Trust REIT	262,401
12,575	Tanger Factory Outlet Centers, Inc. REIT	276,021
4,782	Taubman Centers, Inc. REIT	267,696
16,459	Uniti Group, Inc. REIT	296,591
12,448	Urban Edge Properties REIT	256,055
9,832	Weingarten Realty Investors REIT	270,085

		10,503,484

	Telecommunication Services—0.2%
9,453	Telephone & Data Systems, Inc.	258,350

	Utilities—5.3%
3,966	ALLETE, Inc.	303,042
8,033	Aqua America, Inc.	282,360
3,365	Atmos Energy Corp.	292,385
5,188	Black Hills Corp.	294,056
8,960	Great Plains Energy, Inc.	293,261
8,108	Hawaiian Electric Industries, Inc.	281,266
3,294	IDACORP, Inc.	306,342
10,275	MDU Resources Group, Inc.	289,447
5,455	National Fuel Gas Co.	280,114
6,835	New Jersey Resources Corp.	282,627
5,287	NorthWestern Corp.	290,468
8,612	OGE Energy Corp.	283,076
4,174	ONE Gas, Inc.	291,011
7,563	PNM Resources, Inc.	299,873
3,898	Southwest Gas Holdings, Inc.	284,515
6,146	UGI Corp.	297,405
4,447	Vectren Corp.	312,491
5,428	Westar Energy, Inc.	294,089
3,267	WGL Holdings, Inc.	278,022

		5,535,850

	Total Common Stocks & Other Equity Interests (Cost $100,856,709)	104,423,378

	Money Market Fund—0.0%
9,815	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $9,815)	9,815

	Total Investments in Securities (Cost $100,866,524)—100.0%	104,433,193
	Other assets less liabilities—0.0%	4,515

	Net Assets—100.0%	$104,437,708

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Schedule of Investments(a)

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—18.1%
2,290	Abercrombie & Fitch Co., Class A	$58,670
3,290	American Axle & Manufacturing Holdings, Inc.(b)	50,469
1,212	American Public Education, Inc.(b)	48,844
739	Asbury Automotive Group, Inc.(b)	49,550
25,382	Ascena Retail Group, Inc.(b)	56,348
7,800	Barnes & Noble Education, Inc.(b)	56,082
10,855	Barnes & Noble, Inc.	60,245
4,031	Belmond Ltd., Class A (United Kingdom)(b)	43,132
8,296	Big 5 Sporting Goods Corp.	69,686
1,156	BJ’s Restaurants, Inc.	64,563
2,620	Buckle, Inc. (The)	60,391
1,805	Caleres, Inc.	59,078
3,217	Callaway Golf Co.	55,525
578	Capella Education Co.	53,031
3,626	Career Education Corp.(b)	47,029
4,230	Cato Corp. (The), Class A	68,568
292	Cavco Industries, Inc.(b)	49,742
5,890	Chico’s FAS, Inc.	58,488
376	Children’s Place, Inc. (The)	47,959
1,962	Chuy’s Holdings, Inc.(b)	56,113
417	Cooper-Standard Holdings, Inc.(b)	51,625
2,251	Core-Mark Holding Co., Inc.	46,393
3,600	Crocs, Inc.(b)	56,880
1,151	Dave & Buster’s Entertainment, Inc.(b)	48,906
675	Dine Brands Global, Inc.	53,554
706	Dorman Products, Inc.(b)	45,368
2,678	DSW, Inc., Class A	59,719
3,855	E.W. Scripps Co. (The), Class A	42,906
4,929	El Pollo Loco Holdings, Inc.(b)	49,290
2,112	Ethan Allen Interiors, Inc.	46,570
6,950	Express, Inc.(b)	54,488
2,678	Fiesta Restaurant Group, Inc.(b)	56,238
4,877	Finish Line, Inc. (The), Class A	66,181
4,064	Fossil Group, Inc.(b)	60,757
1,386	Fox Factory Holding Corp.(b)	46,084
9,792	Francesca’s Holdings Corp.(b)	48,470
15,966	Fred’s, Inc., Class A	38,239
10,983	FTD Cos., Inc.(b)	70,731
5,135	Gannett Co., Inc.	49,655
1,273	Genesco, Inc.(b)	54,421
1,524	Gentherm, Inc.(b)	51,511
1,424	G-III Apparel Group Ltd.(b)	51,962
692	Group 1 Automotive, Inc.	45,222
3,406	Guess?, Inc.	79,326
2,470	Haverty Furniture Cos., Inc.	44,830
2,232	Hibbett Sports, Inc.(b)	60,710
826	Installed Building Products, Inc.(b)	47,660
753	iRobot Corp.(b)	43,945
15,602	J.C. Penney Co., Inc.(b)	45,402
5,713	Kirkland’s, Inc.(b)	60,501
1,619	La-Z-Boy, Inc.	46,627
459	LCI Industries	43,743
813	LGI Homes, Inc.(b)	56,260
480	Lithia Motors, Inc., Class A	46,013
2,032	Lumber Liquidators Holdings, Inc.(b)	48,910
1,654	M/I Homes, Inc.(b)	50,414

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,722	Marcus Corp. (The)	$51,316
2,410	MarineMax, Inc.(b)	52,056
346	Marriott Vacations Worldwide Corp.	42,423
1,821	MDC Holdings, Inc.	52,827
1,127	Meritage Homes Corp.(b)	50,152
1,144	Monarch Casino & Resort, Inc.(b)	48,803
935	Monro, Inc.	52,313
2,366	Motorcar Parts of America, Inc.(b)	45,049
1,611	Movado Group, Inc.	63,554
4,049	Nautilus, Inc.(b)	58,913
2,942	New Media Investment Group, Inc.	48,778
1,567	Nutrisystem, Inc.	45,443
856	Ollie’s Bargain Outlet Holdings, Inc.(b)	53,243
623	Oxford Industries, Inc.	47,996
1,871	Penn National Gaming, Inc.(b)	56,710
1,884	Perry Ellis International, Inc.(b)	48,890
1,094	PetMed Express, Inc.	36,605
841	Red Robin Gourmet Burgers, Inc.(b)	52,436
3,192	Regis Corp.(b)	49,859
5,918	Rent-A-Center, Inc.	59,831
655	RH(b)	62,520
2,050	Ruth’s Hospitality Group, Inc.	55,043
1,362	Scholastic Corp.	56,387
1,215	Shake Shack, Inc., Class A(b)	57,846
2,266	Shoe Carnival, Inc.	55,222
597	Shutterfly, Inc.(b)	48,309
1,381	Sleep Number Corp.(b)	39,138
2,518	Sonic Automotive, Inc., Class A	49,856
2,080	Sonic Corp.	53,893
1,059	Standard Motor Products, Inc.	48,026
1,123	Steven Madden Ltd.	54,185
504	Strayer Education, Inc.	52,955
1,010	Sturm Ruger & Co., Inc.	55,803
3,260	Superior Industries International, Inc.	42,869
2,168	Tailored Brands, Inc.	68,400
8,574	Tile Shop Holdings, Inc.	58,732
659	TopBuild Corp.(b)	52,522
1,409	Unifi, Inc.(b)	41,720
947	Universal Electronics, Inc.(b)	43,846
4,970	Vera Bradley, Inc.(b)	56,559
3,196	Vista Outdoor, Inc.(b)	53,533
11,337	Vitamin Shoppe, Inc.(b)	56,118
1,933	William Lyon Homes, Class A(b)	51,920
1,062	Wingstop, Inc.	51,889
1,145	Winnebago Industries, Inc.	43,396
1,735	Wolverine World Wide, Inc.	51,981
1,336	World Wrestling Entertainment, Inc., Class A	53,159
2,608	Zumiez, Inc.(b)	61,027

		5,477,075

	Consumer Staples—3.2%
1,391	Andersons, Inc. (The)	45,416
18,485	Avon Products, Inc. (United Kingdom)(b)	46,767
1,962	B&G Foods, Inc.	44,636
581	Calavo Growers, Inc.	54,440
1,156	Cal-Maine Foods, Inc.(b)	56,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
301	Central Garden & Pet Co.(b)	$11,284
1,019	Central Garden & Pet Co., Class A(b)	36,175
272	Coca-Cola Bottling Co. Consolidated	45,802
2,771	Darling Ingredients, Inc.(b)	47,495
5,606	Dean Foods Co.	48,268
1,087	Inter Parfums, Inc.	55,654
362	J & J Snack Foods Corp.	49,742
868	John B. Sanfilippo & Son, Inc.	49,381
575	Medifast, Inc.	57,719
522	MGP Ingredients, Inc.	50,002
1,698	Seneca Foods Corp., Class A(b)	46,780
2,752	SpartanNash Co.	50,031
3,359	Supervalu, Inc.(b)	58,816
1,013	Universal Corp.	47,662
389	WD-40 Co.	51,309

		953,676

	Energy—5.9%
5,575	Archrock, Inc.	60,210
3,613	Bristow Group, Inc.	57,989
1,701	C&j Energy Services, Inc.(b)	50,792
6,847	CARBO Ceramics, Inc.(b)	60,528
3,477	Carrizo Oil & Gas, Inc.(b)	69,783
15,649	Cloud Peak Energy, Inc.(b)	49,920
1,780	Consol Energy, Inc.(b)	55,981
21,712	Denbury Resources, Inc.(b)	71,432
5,359	Era Group, Inc.(b)	56,537
1,819	Exterran Corp.(b)	53,279
4,714	Geospace Technologies Corp.(b)	49,686
2,682	Green Plains, Inc.	49,885
6,221	Gulf Island Fabrication, Inc.	62,210
7,910	Helix Energy Solutions Group, Inc.(b)	61,065
10,900	Highpoint Resources Corp.(b)	75,319
3,281	Matrix Service Co.(b)	50,527
6,591	McDermott International, Inc.(b)	43,501
5,799	Newpark Resources, Inc.(b)	60,890
11,948	Noble Corp. PLC(b)	55,797
1,951	Oil States International, Inc.(b)	70,138
2,812	Par Pacific Holdings, Inc.(b)	47,438
946	PDC Energy, Inc.(b)	50,649
16,460	Pioneer Energy Services Corp.(b)	56,787
3,077	Propetro Holding Corp.(b)	56,309
590	REX American Resources Corp.(b)	44,120
3,644	Ring Energy, Inc.(b)	60,928
1,075	SEACOR Holdings, Inc.(b)	58,953
5,559	SRC Energy, Inc.(b)	61,371
13,116	TETRA Technologies, Inc.(b)	51,546
2,514	Unit Corp.(b)	57,018
1,875	US Silica Holdings, Inc.	56,456

		1,767,044

	Financials—15.0%
1,567	American Equity Investment Life Holding Co.	47,323
879	Ameris Bancorp	45,444
896	AMERISAFE, Inc.	53,133
2,738	Apollo Commercial Real Estate Finance, Inc. REIT	49,339

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
2,263	ARMOUR Residential REIT, Inc. REIT	$51,212
2,480	Banc of California, Inc.	47,616
893	Banner Corp.	51,258
1,244	BofI Holding, Inc.(b)	50,108
3,301	Boston Private Financial Holdings, Inc.	52,981
2,994	Brookline Bancorp, Inc.	49,700
5,870	Capstead Mortgage Corp. REIT	51,656
1,732	Central Pacific Financial Corp.	50,366
709	City Holding Co.	50,750
1,165	Columbia Banking System, Inc.	46,845
904	Community Bank System, Inc.	50,850
1,637	Customers Bancorp, Inc.(b)	47,178
2,101	CVB Financial Corp.	46,537
2,656	Dime Community Bancshares, Inc.	52,456
2,866	Donnelley Financial Solutions, Inc.(b)	52,734
3,170	eHealth, Inc.(b)	59,723
1,259	Employers Holdings, Inc.	51,493
1,116	Encore Capital Group, Inc.(b)	49,774
2,239	Enova International, Inc.(b)	65,603
3,767	EZCORP, Inc., Class A(b)	51,608
2,134	Fidelity Southern Corp.	48,506
1,472	Financial Engines, Inc.	65,725
7,949	First BanCorp/Puerto Rico(b)	57,392
3,426	First Commonwealth Financial Corp.	51,870
1,749	First Financial Bancorp	54,131
1,043	First Financial Bankshares, Inc.	51,681
1,933	First Midwest Bancorp, Inc.	46,991
650	Firstcash, Inc.	56,355
1,257	Glacier Bancorp, Inc.	46,547
1,175	Great Western Bancorp, Inc.	48,339
2,161	Green Bancorp, Inc.(b)	48,730
753	Green Dot Corp., Class A(b)	45,790
2,491	Greenhill & Co., Inc.	50,567
1,603	Hanmi Financial Corp.	44,243
1,275	HCI Group, Inc.	53,410
1,658	HomeStreet, Inc.(b)	42,279
2,662	Hope Bancorp, Inc.	46,026
1,158	Horace Mann Educators Corp.	51,763
686	Independent Bank Corp./MA	49,598
425	Infinity Property & Casualty Corp.	56,100
1,121	INTL FCStone, Inc.(b)	50,243
3,172	Invesco Mortgage Capital, Inc. REIT(c)	51,482
2,456	Investment Technology Group, Inc.	49,660
1,496	James River Group Holdings Ltd.	54,335
1,127	LegacyTexas Financial Group, Inc.	46,286
8,034	Maiden Holdings Ltd.	61,460
454	Meta Financial Group, Inc.	50,462
1,526	National Bank Holdings Corp., Class A	53,685
880	Navigators Group, Inc. (The)	49,720
1,369	NBT Bancorp, Inc.	50,023
8,515	New York Mortgage Trust, Inc. REIT	51,601
2,527	NMI Holdings, Inc., Class A(b)	34,999
3,076	Northfield Bancorp, Inc.	48,724
2,966	Northwest Bancshares, Inc.	49,236
4,289	OFG Bancorp	57,901
2,801	Old National Bancorp	48,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,746	Opus Bank	$49,237
3,198	Oritani Financial Corp.	48,929
1,137	Pacific Premier Bancorp, Inc.(b)	45,196
2,923	PennyMac Mortgage Investment Trust REIT	51,416
577	Piper Jaffray Cos.	40,419
1,281	PRA Group, Inc.(b)	45,604
1,012	ProAssurance Corp.	47,868
1,922	Provident Financial Services, Inc.	50,203
797	RLI Corp.	50,434
1,207	S&T Bancorp, Inc.	51,515
670	Safety Insurance Group, Inc.	53,600
1,798	Seacoast Banking Corp. of Florida(b)	49,679
831	Selective Insurance Group, Inc.	49,195
1,169	ServisFirst Bancshares, Inc.	49,051
1,677	Simmons First National Corp., Class A	50,645
1,425	Southside Bancshares, Inc.	49,633
1,246	Stewart Information Services Corp.	51,971
3,470	Third Point Reinsurance Ltd. (Bermuda)(b)	46,151
637	Tompkins Financial Corp.	49,495
5,699	TrustCo Bank Corp. NY	48,726
1,535	United Community Banks, Inc.	49,012
1,068	United Fire Group, Inc.	53,710
2,556	United Insurance Holdings Corp.	48,206
1,562	Universal Insurance Holdings, Inc.	50,687
382	Virtus Investment Partners, Inc.	44,064
2,476	Waddell & Reed Financial, Inc., Class A	50,114
974	Walker & Dunlop, Inc.	55,625
852	Westamerica Bancorporation	47,550
5,091	WisdomTree Investments, Inc.	53,812
466	World Acceptance Corp.(b)	47,765

		4,529,236

	Health Care—12.5%
714	Abaxis, Inc.	47,531
6,793	Aceto Corp.	17,118
1,991	Acorda Therapeutics, Inc.(b)	45,992
2,490	AMAG Pharmaceuticals, Inc.(b)	51,169
840	Amedisys, Inc.(b)	55,516
874	AMN Healthcare Services, Inc.(b)	58,427
2,664	Amphastar Pharmaceuticals, Inc.(b)	50,856
541	Analogic Corp.	44,957
3,017	AngioDynamics, Inc.(b)	58,469
810	ANI Pharmaceuticals, Inc.(b)	48,073
953	Anika Therapeutics, Inc.(b)	41,942
1,497	BioTelemetry, Inc.(b)	57,185
927	Cambrex Corp.(b)	49,085
184	Chemed Corp.	56,712
10,476	Community Health Systems, Inc.(b)	39,599
1,694	Computer Programs & Systems, Inc.	50,566
808	CONMED Corp.	52,544
3,089	Corcept Therapeutics, Inc.(b)	51,525
979	CorVel Corp.(b)	48,020
4,372	Cross Country Healthcare, Inc.(b)	55,000
2,352	CryoLife, Inc.(b)	52,802
1,014	Cutera, Inc.(b)	50,852
6,146	Cytokinetics, Inc.(b)	51,012
7,352	Depomed, Inc.(b)	46,171

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
2,279	Diplomat Pharmacy, Inc.(b)	$49,659
339	Dyax Corp.(b)(d)	376
885	Eagle Pharmaceuticals, Inc.(b)	46,029
973	Emergent Biosolutions, Inc.(b)	50,460
599	Enanta Pharmaceuticals, Inc.(b)	55,737
1,798	Ensign Group, Inc. (The)	50,110
692	Haemonetics Corp.(b)	54,004
858	HealthEquity, Inc.(b)	56,345
2,045	HealthStream, Inc.	47,424
664	Heska Corp.(b)	54,196
2,933	HMS Holdings Corp.(b)	52,823
2,566	Impax Laboratories, Inc.(b)	48,241
3,144	Innoviva, Inc.(b)	45,588
409	Inogen, Inc.(b)	57,497
950	Integer Holdings Corp.(b)	52,155
931	Integra LifeSciences Holdings Corp.(b)	57,378
2,860	Invacare Corp.	52,052
5,400	Kindred Healthcare, Inc.(b)	48,060
3,129	Lannett Co., Inc.(b)	48,812
3,188	Lantheus Holdings, Inc.(b)	56,746
1,380	LeMaitre Vascular, Inc.	43,401
798	LHC Group, Inc.(b)	59,387
292	Ligand Pharmaceuticals, Inc.(b)	45,216
2,349	Luminex Corp.	50,151
489	Magellan Health, Inc.(b)	41,003
1,484	Medicines Co. (The)(b)	44,654
3,390	Meridian Bioscience, Inc.	49,494
1,112	Merit Medical Systems, Inc.(b)	53,932
6,876	MiMedx Group, Inc.(b)	56,452
2,759	Momenta Pharmaceuticals, Inc.(b)	57,387
1,566	Myriad Genetics, Inc.(b)	44,302
1,567	Natus Medical, Inc.(b)	51,789
826	Neogen Corp.(b)	56,292
1,150	Omnicell, Inc.(b)	49,565
2,798	OraSure Technologies, Inc.(b)	49,609
862	Orthofix International NV(b)	52,599
2,996	Owens & Minor, Inc.	48,685
1,285	Phibro Animal Health Corp., Class A	54,356
6,301	Progenics Pharmaceuticals, Inc.(b)	41,020
725	Providence Service Corp. (The)(b)	55,013
3,734	Quality Systems, Inc.(b)	50,148
8,244	Quorum Health Corp.(b)	58,120
1,369	Repligen Corp.(b)	50,653
2,749	Select Medical Holdings Corp.(b)	49,619
2,732	Spectrum Pharmaceuticals, Inc.(b)	43,493
1,139	Supernus Pharmaceuticals, Inc.(b)	53,419
1,504	SurModics, Inc.(b)	56,174
1,261	Tabula Rasa Healthcare, Inc.(b)	51,688
1,576	Tactile Systems Technology, Inc.(b)	54,861
1,235	Tivity Health, Inc.(b)	44,398
590	U.S. Physical Therapy, Inc.	53,838
1,341	Varex Imaging Corp.(b)	48,263

		3,783,796

	Industrials—16.4%
1,350	AAON, Inc.	45,900
1,138	AAR Corp.	49,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,354	ABM Industries, Inc.	$42,150
2,134	Actuant Corp., Class A	50,256
2,174	Aegion Corp.(b)	49,328
1,813	Aerojet Rocketdyne Holdings, Inc.(b)	50,655
1,081	Aerovironment, Inc.(b)	58,914
439	Alamo Group, Inc.	48,057
776	Albany International Corp., Class A	45,900
292	Allegiant Travel Co.	46,793
423	American Woodmark Corp.(b)	34,771
1,110	Apogee Enterprises, Inc.	45,632
686	Applied Industrial Technologies, Inc.	43,870
1,440	ArcBest Corp.	46,224
603	Asgn, Inc.(b)	48,620
849	Astec Industries, Inc.	47,170
831	Atlas Air Worldwide Holdings, Inc.(b)	52,685
1,282	Axon Enterprise, Inc.(b)	53,818
1,175	AZZ, Inc.	52,346
821	Barnes Group, Inc.	45,590
1,307	Brady Corp., Class A	47,575
2,267	Briggs & Stratton Corp.	40,874
843	Chart Industries, Inc.(b)	47,832
1,114	CIRCOR International, Inc.	47,200
1,197	Comfort Systems USA, Inc.	50,513
796	Cubic Corp.	49,153
1,567	DXP Enterprises, Inc.(b)	56,882
1,896	Echo Global Logistics, Inc.(b)	51,761
910	Encore Wire Corp.	47,912
2,001	Engility Holdings, Inc.(b)	50,865
665	EnPro Industries, Inc.	49,975
829	ESCO Technologies, Inc.	46,300
6,735	Essendant, Inc.	50,108
638	Exponent, Inc.	55,123
2,236	Federal Signal Corp.	48,432
1,200	Forrester Research, Inc.	47,760
912	Forward Air Corp.	49,239
1,188	Franklin Electric Co., Inc.	48,708
1,033	FTI Consulting, Inc.(b)	60,327
1,720	General Cable Corp.	50,998
1,459	Gibraltar Industries, Inc.(b)	51,284
983	Greenbrier Cos., Inc. (The)	43,105
2,609	Griffon Corp.	51,919
2,425	Harsco Corp.(b)	49,591
1,416	Hawaiian Holdings, Inc.	58,339
2,562	Heartland Express, Inc.	45,680
1,677	Heidrick & Struggles International, Inc.	63,139
1,076	Hillenbrand, Inc.	49,873
1,129	Hub Group, Inc., Class A(b)	49,620
720	Insperity, Inc.	57,780
1,736	Insteel Industries, Inc.	52,132
1,991	Interface, Inc.	43,802
436	John Bean Technologies Corp.	46,979
809	Kaman Corp.	49,058
1,704	Kelly Services, Inc., Class A	49,859
1,031	Korn/Ferry International	55,117
548	Lindsay Corp.	48,147
3,095	LSC Communications, Inc.	54,101

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,032	Lydall, Inc.(b)	$46,027
2,229	Marten Transport Ltd.	43,466
1,699	Matson, Inc.	49,662
930	Matthews International Corp., Class A	45,710
1,036	Mercury Systems, Inc.(b)	33,235
1,155	Mobile Mini, Inc.	48,510
577	Moog, Inc., Class A(b)	47,297
1,842	Mueller Industries, Inc.	50,066
732	Multi-Color Corp.	47,543
1,385	MYR Group, Inc.(b)	41,550
520	National Presto Industries, Inc.	49,790
2,448	Navigant Consulting, Inc.(b)	52,363
7,523	Orion Group Holdings, Inc.(b)	45,589
789	Patrick Industries, Inc.(b)	44,894
2,632	PGT Innovations, Inc.(b)	45,928
1,770	Powell Industries, Inc.	53,189
431	Proto Labs, Inc.(b)	51,354
2,854	Quanex Building Products Corp.	48,946
1,337	Raven Industries, Inc.	48,934
3,131	Resources Connection, Inc.	49,000
13,015	Roadrunner Transportation Systems, Inc.(b)	27,982
6,315	RR Donnelley & Sons Co.	53,362
672	Saia, Inc.(b)	44,386
874	Simpson Manufacturing Co., Inc.	47,790
883	SkyWest, Inc.	50,243
1,598	SPX Corp.(b)	50,561
961	SPX FLOW, Inc.(b)	43,245
499	Standex International Corp.	48,378
2,735	Team, Inc.(b)	46,358
731	Tennant Co.	54,094
976	Tetra Tech, Inc.	47,238
3,756	Titan International, Inc.	38,687
478	Trex Co., Inc.(b)	49,655
1,771	Triumph Group, Inc.	41,884
1,823	TrueBlue, Inc.(b)	48,583
313	UniFirst Corp.	50,268
1,529	Universal Forest Products, Inc.	48,745
910	US Ecology, Inc.	48,503
1,374	Veritiv Corp.(b)	52,281
920	Viad Corp.	46,690
1,952	Vicor Corp.(b)	69,979
2,304	Wabash National Corp.	46,218
1,039	WageWorks, Inc.(b)	43,274
641	Watts Water Technologies, Inc., Class A	47,755

		4,964,228

	Information Technology—14.9%
2,566	8x8, Inc.(b)	51,961
3,129	ADTRAN, Inc.	45,840
711	Advanced Energy Industries, Inc.(b)	42,340
4,329	Agilysys, Inc.(b)	50,996
1,322	Alarm.com Holdings, Inc.(b)	53,382
658	Anixter International, Inc.(b)	38,756
1,777	Applied Optoelectronics, Inc.(b)	56,793
1,949	Axcelis Technologies, Inc.(b)	42,878
1,039	Badger Meter, Inc.	44,106
2,765	Bel Fuse, Inc., Class B	53,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
1,605	Benchmark Electronics, Inc.	$42,211
2,054	Blucora, Inc.(b)	53,404
1,284	Bottomline Technologies (de), Inc.(b)	50,744
1,764	Brooks Automation, Inc.	43,888
448	Cabot Microelectronics Corp.	45,450
328	CACI International, Inc., Class A(b)	49,544
2,148	CalAmp Corp.(b)	42,423
1,903	Cardtronics PLC, Class A(b)	49,954
1,247	CEVA, Inc.(b)	40,652
2,291	Cohu, Inc.	49,027
1,666	Comtech Telecommunications Corp.	50,963
2,004	Control4 Corp.(b)	41,763
2,276	Cray, Inc.(b)	54,283
1,087	CSG Systems International, Inc.	46,513
1,874	CTS Corp.	56,126
5,508	Daktronics, Inc.	49,627
30,011	DHI Group, Inc.(b)	42,015
4,537	Digi International, Inc.(b)	52,175
1,620	Diodes, Inc.(b)	46,251
3,969	DSP Group, Inc.(b)	47,430
622	Ebix, Inc.	48,205
2,578	Electro Scientific Industries, Inc.(b)	46,404
1,783	Electronics For Imaging, Inc.(b)	49,389
632	ePlus, Inc.(b)	50,465
2,959	EVERTEC, Inc.	54,002
864	ExlService Holdings, Inc.(b)	49,948
4,049	Extreme Networks, Inc.(b)	43,324
1,510	Fabrinet (Thailand)(b)	42,597
841	FARO Technologies, Inc.(b)	42,471
2,643	Finisar Corp.(b)	41,178
3,302	FormFactor, Inc.(b)	37,890
14,371	Harmonic, Inc.(b)	52,454
1,225	II-VI, Inc.(b)	46,673
1,423	Insight Enterprises, Inc.(b)	50,445
680	Itron, Inc.(b)	44,472
2,599	KEMET Corp.(b)	44,755
14,579	Kopin Corp.(b)	48,256
2,043	Kulicke & Soffa Industries, Inc. (Singapore)(b)	46,764
7,188	Liquidity Services, Inc.(b)	46,363
3,272	LivePerson, Inc.(b)	54,970
874	ManTech International Corp., Class A	51,645
2,030	MaxLinear, Inc., Class A(b)	45,330
1,236	Methode Electronics, Inc.	49,316
374	MicroStrategy, Inc., Class A(b)	47,670
2,068	Monotype Imaging Holdings, Inc.	45,806
974	MTS Systems Corp.	49,479
1,738	Nanometrics, Inc.(b)	43,137
857	NETGEAR, Inc.(b)	47,392
3,765	NIC, Inc.	55,910
6,502	Oclaro, Inc.(b)	51,496
744	OSI Systems, Inc.(b)	47,631
2,887	Park Electrochemical Corp.	49,166
4,158	PDF Solutions, Inc.(b)	46,362
2,135	Perficient, Inc.(b)	52,799
5,797	Photronics, Inc.(b)	44,347
796	Plexus Corp.(b)	43,653

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
708	Power Integrations, Inc.	$48,002
1,262	Progress Software Corp.	46,606
652	Qualys, Inc.(b)	50,171
3,614	QuinStreet, Inc.(b)	40,621
3,665	Rambus, Inc.(b)	49,478
372	Rogers Corp.(b)	39,692
1,690	Rudolph Technologies, Inc.(b)	42,842
1,780	Sanmina Corp.(b)	52,510
1,471	ScanSource, Inc.(b)	50,455
1,474	Semtech Corp.(b)	57,928
983	Shutterstock, Inc.(b)	41,424
974	SolarEdge Technologies, Inc.(b)	51,281
799	SPS Commerce, Inc.(b)	54,787
252	Stamps.com, Inc.(b)	57,393
2,654	Super Micro Computer, Inc.(b)	46,976
1,665	Sykes Enterprises, Inc.(b)	47,885
4,984	Synchronoss Technologies, Inc.(b)	55,821
3,412	Tivo Corp.	48,280
3,543	Travelport Worldwide Ltd.	60,727
1,386	Ttec Holdings, Inc.	44,352
3,087	TTM Technologies, Inc.(b)	43,033
2,403	Ultra Clean Holdings, Inc.(b)	42,077
3,879	VASCO Data Security International, Inc.(b)	60,125
2,636	Veeco Instruments, Inc.(b)	40,726
4,797	Viavi Solutions, Inc.(b)	45,332
1,023	Virtusa Corp.(b)	49,247
2,399	XO Group, Inc.(b)	52,010
2,134	Xperi Corp.	46,948

		4,513,891

	Materials—5.4%
1,169	A. Schulman, Inc.	50,150
1,167	Advansix, Inc.(b)	41,802
9,786	AK Steel Holding Corp.(b)	44,918
2,559	American Vanguard Corp.	55,146
632	Balchem Corp.	55,768
1,297	Boise Cascade Co.	53,955
2,533	Century Aluminum Co.(b)	44,251
1,320	Clearwater Paper Corp.(b)	31,218
7,922	Flotek Industries, Inc.(b)	28,282
3,822	FutureFuel Corp.	44,717
933	H.B. Fuller Co.	46,156
1,445	Hawkins, Inc.	46,962
1,160	Haynes International, Inc.	48,500
627	Ingevity Corp.(b)	48,172
1,189	Innophos Holdings, Inc.	49,201
741	Innospec, Inc.	53,871
478	Kaiser Aluminum Corp.	47,102
1,463	KapStone Paper and Packaging Corp.	50,356
1,169	Koppers Holdings, Inc.(b)	51,202
1,100	Kraton Corp.(b)	50,237
6,723	LSB Industries, Inc.(b)	37,178
952	Materion Corp.	48,314
2,369	Myers Industries, Inc.	55,198
640	Neenah, Inc.	49,920
2,242	Olympic Steel, Inc.	52,575
2,302	P.H. Glatfelter Co.	48,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
323	Quaker Chemical Corp.	$47,478
2,562	Rayonier Advanced Materials, Inc.	54,827
1,291	Schweitzer-Mauduit International, Inc.	50,388
590	Stepan Co.	41,489
4,260	SunCoke Energy, Inc.(b)	48,947
2,931	TimkenSteel Corp.(b)	49,211
2,741	Tredegar Corp.	48,242
752	US Concrete, Inc.(b)	43,954

		1,617,776

	Real Estate—6.0%
2,088	Acadia Realty Trust REIT	49,277
1,040	Agree Realty Corp. REIT	50,835
1,587	American Assets Trust, Inc. REIT	53,276
3,748	Armada Hoffler Properties, Inc. REIT	50,860
3,726	CareTrust REIT, Inc. REIT	49,220
11,019	CBL & Associates Properties, Inc. REIT	46,059
12,691	Cedar Realty Trust, Inc. REIT	49,368
2,645	Chatham Lodging Trust REIT	50,387
1,867	Chesapeake Lodging Trust REIT	55,151
2,018	Community Healthcare Trust, Inc. REIT	51,459
4,772	DiamondRock Hospitality Co. REIT	52,731
2,564	Easterly Government Properties, Inc. REIT	52,844
611	EastGroup Properties, Inc. REIT	54,856
2,278	Four Corners Property Trust, Inc. REIT	51,619
6,161	Franklin Street Properties Corp. REIT	47,933
2,052	Getty Realty Corp. REIT	51,403
2,931	Global NET Lease, Inc. REIT	54,546
3,729	Government Properties Income Trust REIT	46,575
2,890	Hersha Hospitality Trust REIT	54,274
1,043	HFF, Inc., Class A	36,651
5,884	Independence Realty Trust, Inc. REIT	55,310
3,316	Kite Realty Group Trust REIT	48,811
6,337	Lexington Realty Trust REIT	50,949
1,297	LTC Properties, Inc. REIT	46,887
1,966	National Storage Affiliates Trust REIT	51,745
5,145	Pennsylvania Real Estate Investment Trust REIT	49,804
443	PS Business Parks, Inc. REIT	51,069
4,247	Ramco-Gershenson Properties Trust REIT	50,752
882	RE/MAX Holdings, Inc., Class A	47,760
2,898	Retail Opportunity Investments Corp. REIT	49,846
1,005	Saul Centers, Inc. REIT	48,089
3,850	Summit Hotel Properties, Inc. REIT	55,748
847	Universal Health Realty Income Trust REIT	50,761
2,803	Urstadt Biddle Properties, Inc., Class A REIT	55,696
5,893	Washington Prime Group, Inc. REIT	38,128
4,797	Whitestone REIT	52,047

		1,812,726

	Telecommunication Services—1.3%
846	ATN International, Inc.	44,838
3,334	Cincinnati Bell, Inc.(b)	50,510
1,132	Cogent Communications Holdings, Inc.	53,374
4,182	Consolidated Communications Holdings, Inc.	47,256
6,206	Frontier Communications Corp.	51,510
4,397	Iridium Communications, Inc.(b)	52,324

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services (continued)
3,218	Spok Holdings, Inc.	$47,948
4,648	Vonage Holdings Corp.(b)	51,965

		399,725

	Utilities—1.3%
989	American States Water Co.	55,107
1,061	Avista Corp.	55,023
1,353	California Water Service Group	52,429
1,051	El Paso Electric Co.	53,653
929	Northwest Natural Gas Co.	56,948
1,874	South Jersey Industries, Inc.	57,907
752	Spire, Inc.	54,257

		385,324

	Total Investments in Securities (Cost $29,869,905)—100.0%	30,204,497
	Other assets less liabilities—0.0%	3,091

	Net Assets—100.0%	$30,207,588

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

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73

Statements of Assets and Liabilities

April 30, 2018

	Invesco S&P 100® Equal Weight ETF (OEW)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)	Invesco S&P 500® Equal Weight Energy ETF (RYE)
Assets:
Unaffiliated investments in securities, at value	$3,192,310	$84,254,861	$417,671,436	$253,010,661
Affiliated investments in securities, at value	—	—	—	9,417
Receivables:
Dividends	4,646	63,369	675,155	270,340
Investments sold	—	—	13,150,782	30,120,776
Foreign tax reclaims	—	—	—	—
Shares sold	—	—	—	6,028,617

Total Assets	3,196,956	84,318,230	431,497,373	289,439,811

Liabilities:
Due to custodian	1,984	17,251	185,155	—
Payables:
Investments purchased	—	—	13,443,175	6,024,155
Shares repurchased	—	—	—	30,143,086
Accrued unitary management fees	846	22,143	116,001	70,349

Total Liabilities	2,830	39,394	13,744,331	36,237,590

Net Assets	$3,194,126	$84,278,836	$417,753,042	$253,202,221

Net Assets Consist of:
Shares of beneficial interest	$3,462,390	$99,113,035	$454,789,800	$335,440,099
Undistributed net investment income	4,862	102,706	1,281,106	251,779
Undistributed net realized gain (loss)	(15,203)	(12,451,862)	(17,045,546)	(80,814,775)
Net unrealized appreciation (depreciation)	(257,923)	(2,485,043)	(21,272,318)	(1,674,882)

Net Assets	$3,194,126	$84,278,836	$417,753,042	$253,202,221

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,000	850,000	3,400,000	4,200,005
Net asset value	$31.94	$99.15	$122.87	$60.29

Market price	$31.91	$99.13	$122.84	$60.43

Unaffiliated investments in securities, at cost	$3,450,233	$86,739,904	$438,943,754	$254,685,543

Affiliated investments in securities, at cost	$—	$—	$—	$9,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$435,778,259	$598,978,743	$281,763,311	$180,767,636	$14,586,151,197	$16,873,446	$1,615,316,683
5,711,233	—	—	—	25,443,974	1,289	—

292,455	225,866	129,883	141,856	10,148,308	2,208	448,206
—	28,539,839	5,750,188	—	—	—	7,548,423
—	—	114	—	682	—	1,064
—	—	—	—	—	—	7,578,465

441,781,947	627,744,448	287,643,496	180,909,492	14,621,744,161	16,876,943	1,630,892,841

107,244	180,142	51,913	132,705	3,759,951	—	272,582

—	10,335,692	—	—	—	—	7,579,772
—	18,152,114	5,750,257	—	—	—	7,547,035
116,374	165,157	78,720	50,886	1,927,253	4,388	427,948

223,618	28,833,105	5,880,890	183,591	5,687,204	4,388	15,827,337

$441,558,329	$598,911,343	$281,762,606	$180,725,901	$14,616,056,957	$16,872,555	$1,615,065,504

$420,082,661	$594,398,292	$291,553,089	$204,455,978	$12,674,775,219	$18,483,323	$1,388,870,427
1,146,561	417,818	86,181	308,079	26,069,562	60,261	704,448
(9,469,108)	(41,920,842)	(7,490,856)	(11,318,077)	(517,660,572)	(28,191)	(41,078,756)
29,798,215	46,016,075	(2,385,808)	(12,720,079)	2,432,872,748	(1,642,838)	266,569,385

$441,558,329	$598,911,343	$281,762,606	$180,725,901	$14,616,056,957	$16,872,555	$1,615,065,504

10,050,000	3,350,000	2,450,000	1,700,000	146,352,663	650,000	10,700,000
$43.94	$178.78	$115.01	$106.31	$99.87	$25.96	$150.94

$43.98	$178.95	$115.03	$106.31	$99.92	$25.96	$151.10

$404,974,153	$552,962,668	$284,149,119	$193,487,715	$12,149,984,698	$18,516,284	$1,348,747,298

$6,717,124	$—	$—	$—	$28,737,725	$1,289	$—

75

Statements of Assets and Liabilities (continued)

April 30, 2018

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Assets:
Unaffiliated investments in securities, at value	$139,295,390	$104,423,378	$30,153,015
Affiliated investments in securities, at value	—	9,815	51,482
Receivables:
Dividends	277,694	55,675	10,956
Investments sold	—	271,682	41,413
Foreign tax reclaims	—	—	—
Shares sold	—	—	—

Total Assets	139,573,084	104,760,550	30,256,866

Liabilities:
Due to custodian	103,518	38	2,779
Payables:
Investments purchased	—	294,701	38,125
Shares repurchased	—	—	—
Accrued unitary management fees	35,956	28,103	8,374

Total Liabilities	139,474	322,842	49,278

Net Assets	$139,433,610	$104,437,708	$30,207,588

Net Assets Consist of:
Shares of beneficial interest	$153,979,309	$116,462,737	$44,318,770
Undistributed net investment income	201,242	85,735	21,374
Undistributed net realized gain (loss)	(10,221,574)	(15,677,433)	(14,467,148)
Net unrealized appreciation (depreciation)	(4,525,367)	3,566,669	334,592

Net Assets	$139,433,610	$104,437,708	$30,207,588

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,650,000	1,650,000	550,000
Net asset value	$84.51	$63.30	$54.92

Market price	$84.45	$63.29	$55.02

Unaffiliated investments in securities, at cost	$143,820,757	$100,856,709	$29,813,240

Affiliated investments in securities, at cost	$—	$9,815	$56,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

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77

Statements of Operations

For the period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P 100® Equal Weight ETF (OEW)		Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$45,797	$101,634	$714,790	$1,414,207
Affiliated dividend income	3	—	7	—
Securities lending income	—	—	19,512	47,009
Unaffiliated interest income	—	—	—	1,014

Total Income	45,800	101,634	734,309	1,462,230

Expenses:
Unitary management fees	8,368	17,340	164,849	326,757
Trustees’ and officer’s fees	92	370	—	—

Total Expenses	8,460	17,710	164,849	326,757

Less: Waivers	—	—	(2)	—

Net Expenses	8,460	17,710	164,847	326,757

Net Investment Income	37,340	83,924	569,462	1,135,473

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(17,863)	(16,304)	(2,049,979)	(4,554,329)
In-kind redemptions	426,332	645,431	3,895,816	2,933,896

Net realized gain (loss)	408,469	629,127	1,845,837	(1,620,433)

Net change in unrealized appreciation (depreciation) on investment securities	(320,959)	52,814	2,973,752	6,533,651

Net realized and unrealized gain (loss)	87,510	681,941	4,819,589	4,913,218

Net increase (decrease) in net assets resulting from operations	$124,850	$765,865	$5,389,051	$6,048,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)		Invesco S&P 500® Equal Weight Energy ETF (RYE)		Invesco S&P 500® Equal Weight Financials ETF (RYF)		Invesco S&P 500® Equal Weight Health Care ETF (RYH)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$5,617,897	$11,554,550	$2,648,872	$6,007,541	$4,414,191	$5,935,357	$2,922,700	$5,041,387
58	—	14	—	93,389	—	34	—
15,820	17,234	43,719	98,845	325	2,102	7,425	26,772
—	8,524	—	2,870	—	3,205	—	3,984

5,633,775	11,580,308	2,692,605	6,109,256	4,507,905	5,940,664	2,930,159	5,072,143

915,080	2,046,449	515,581	932,187	815,909	1,291,374	1,318,814	2,308,638
—	—	—	—	—	—	—	—

915,080	2,046,449	515,581	932,187	815,909	1,291,374	1,318,814	2,308,638

(13)	—	(3)	—	(13)	—	(8)	—

915,067	2,046,449	515,578	932,187	815,896	1,291,374	1,318,806	2,308,638

4,718,708	9,533,859	2,177,027	5,177,069	3,692,009	4,649,290	1,611,353	2,763,505

(7,419,475)	(5,256,854)	(9,323,174)	(13,136,312)	(1,092,995)	(1,451,568)	(9,384,315)	(15,546,092)
12,423,032	25,558,299	9,674,146	14,962,654	16,799,487	31,125,127	33,004,695	29,981,117

5,003,557	20,301,445	350,972	1,826,342	15,706,492	29,673,559	23,620,380	14,435,025

(919,528)	(22,537,500)	23,727,402	(18,258,580)	(2,059,908)	34,101,728	(10,570,420)	94,082,455

4,084,029	(2,236,055)	24,078,374	(16,432,238)	13,646,584	63,775,287	13,049,960	108,517,480

$8,802,737	$7,297,804	$26,255,401	$(11,255,169)	$17,338,593	$68,424,577	$14,661,313	$111,280,985

79

Statements of Operations (continued)

For the period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P 500® Equal Weight Industrials ETF (RGI)		Invesco S&P 500® Equal Weight Materials ETF (RTM)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$1,954,417	$3,004,247	$1,986,030	$2,756,622
Affiliated dividend income	24	—	11	—
Securities lending income	7,465	15,427	714	4,410
Unaffiliated interest income	—	1,740	—	1,410

Total Income	1,961,906	3,021,414	1,986,755	2,762,442

Expenses:
Unitary management fees	540,292	765,664	471,950	570,523
Trustees’ and officer’s fees	—	—	—	—

Total Expenses	540,292	765,664	471,950	570,523

Less: Waivers	(5)	—	(3)	—

Net Expenses	540,287	765,664	471,947	570,523

Net Investment Income	1,421,619	2,255,750	1,514,808	2,191,919

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(892,699)	(3,115,645)	(1,016,692)	(4,325,781)
In-kind redemptions	20,654,116	18,421,716	22,904,137	14,026,321

Net realized gain	19,761,417	15,306,071	21,887,445	9,700,540

Net change in unrealized appreciation (depreciation) on investment securities	(19,293,244)	19,430,465	(28,704,634)	21,833,761

Net realized and unrealized gain (loss)	468,173	34,736,536	(6,817,189)	31,534,301

Net increase (decrease) in net assets resulting from operations	$1,889,792	$36,992,286	$(5,302,381)	$33,726,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® Equal Weight ETF (RSP)		Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)		Invesco S&P 500® Equal Weight Technology ETF (RYT)		Invesco S&P 500® Equal Weight Utilities ETF (RYU)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$137,749,262	$236,331,887	$371,094	$682,581	$9,002,893	$16,173,428	$2,775,005	$6,318,401
477,436	—	2	—	82	—	3	—
1,118,714	2,341,816	107	646	88,673	124,600	1,651	20,214
—	96,002	—	383	—	9,970	—	2,405

139,345,412	238,769,705	371,203	683,610	9,091,648	16,307,998	2,776,659	6,341,020

14,719,804	46,418,493	40,327	113,289	3,141,057	4,846,243	301,070	744,610
—	—	527	2,496	—	—	—	—

14,719,804	46,418,493	40,854	115,785	3,141,057	4,846,243	301,070	744,610

—	(4,095,924)	—	—	(19)	—	—	—

14,719,804	42,322,569	40,854	115,785	3,141,038	4,846,243	301,070	744,610

124,625,608	196,447,136	330,349	567,825	5,950,610	11,461,755	2,475,589	5,596,410

(32,415,383)	(141,588,537)	(63,384)	(143,155)	(3,083,952)	(15,241,955)	(1,615,482)	(4,403,866)
398,645,083	651,529,937	517,066	574,275	107,985,189	141,971,874	2,881,691	7,633,462

366,229,700	509,941,400	453,682	431,120	104,901,237	126,729,919	1,266,209	3,229,596

130,889,396	1,513,147,427	(1,204,302)	1,214,032	(21,563,864)	241,071,754	(9,685,599)	10,680,671

497,119,096	2,023,088,827	(750,620)	1,645,152	83,337,373	367,801,673	(8,419,390)	13,910,267

$621,744,704	$2,219,535,963	$(420,271)	$2,212,977	$89,287,983	$379,263,428	$(5,943,801)	$19,506,677

81

Statements of Operations (continued)

For the period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)		Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income net of foreign taxes withheld*	$927,426	$1,589,801	$210,383	$412,194
Affiliated dividend income	40	—	2,570	—
Securities lending income	52,622	74,945	21,384	46,099
Unaffiliated interest income	—	1,732	—	274

Total Income	980,088	1,666,478	234,337	458,567

Expenses:
Unitary management fees	226,164	466,856	62,420	134,080
Trustees’ and officer’s fees	2,204	10,513	623	3,472

Total Expenses	228,368	477,369	63,043	137,552

Less: Waivers	(8)	—	—	—

Net Expenses	228,360	477,369	63,043	137,552

Net Investment Income	751,728	1,189,109	171,294	321,015

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(818,175)	(52,924)	(388,358)	(820,955)
In-kind redemptions	10,549,405	15,543,063	4,790,825	7,526,725

Net realized gain	9,731,230	15,490,139	4,402,467	6,705,770

Net change in unrealized appreciation (depreciation) on investment securities	(7,149,508)	3,665,557	(3,048,315)	908,558

Net realized and unrealized gain	2,581,722	19,155,696	1,354,152	7,614,328

Net increase in net assets resulting from operations	$3,333,450	$20,344,805	$1,525,446	$7,935,343

* Foreign taxes withheld	$442	$487	$60	$117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

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83

Statements of Changes in Net Assets

For the period November 1, 2017 through April 30, 2018 and the years ended October 31, 2017 and 2016

	Invesco S&P 100® Equal Weight ETF (OEW)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016*
Operations:
Net investment income	$37,340	$83,924	$16,152
Net realized gain (loss)	408,469	629,127	63,961
Net change in unrealized appreciation (depreciation)	(320,959)	52,814	10,222

Net increase (decrease) in net assets resulting from operations	124,850	765,865	90,335

Distributions to Shareholders from:
Net investment income	(43,620)	(81,197)	(11,925)

Shareholder Transactions:
Proceeds from shares sold	3,282,691	7,284,392	3,867,706
Value of shares repurchased	(4,871,020)	(5,900,033)	(1,313,918)

Net increase (decrease) in net assets resulting from shares transactions	(1,588,329)	1,384,359	2,553,788

Increase (Decrease) in Net Assets	(1,507,099)	2,069,027	2,632,198

Net Assets:
Beginning of period	4,701,225	2,632,198	—

End of period	$3,194,126	$4,701,225	$2,632,198

Undistributed net investment income at end of period	$4,862	$10,933	$6,244

Changes in Shares Outstanding:
Shares sold	100,000	250,000	150,000
Shares repurchased	(150,000)	(200,000)	(50,000)
Shares outstanding, beginning of period	150,000	100,000	—

Shares outstanding, end of period	100,000	150,000	100,000

*	For the period June 30, 2016 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)			Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$569,462	$1,135,473	$1,549,965	$4,718,708	$9,533,859	$11,830,640
1,845,837	(1,620,433)	(6,897,777)	5,003,557	20,301,445	64,392,147
2,973,752	6,533,651	(7,038,042)	(919,528)	(22,537,500)	(19,573,047)

5,389,051	6,048,691	(12,385,854)	8,802,737	7,297,804	56,649,740

(601,330)	(1,160,323)	(1,560,723)	(4,600,825)	(9,494,388)	(11,421,201)

31,018,111	27,144,099	8,720,472	66,157,576	149,237,362	569,506,862
(24,492,220)	(27,390,480)	(102,451,705)	(96,698,320)	(316,609,508)	(531,947,193)

6,525,891	(246,381)	(93,731,233)	(30,540,744)	(167,372,146)	37,559,669

11,313,612	4,641,987	(107,677,810)	(26,338,832)	(169,568,730)	82,788,208

72,965,224	68,323,237	176,001,047	444,091,874	613,660,604	530,872,396

$84,278,836	$72,965,224	$68,323,237	$417,753,042	$444,091,874	$613,660,604

$102,706	$134,574	$156,494	$1,281,106	$1,163,223	$1,123,753

300,000	300,000	100,000	500,000	1,200,000	4,800,000
(250,000)	(300,000)	(1,250,000)	(750,000)	(2,600,000)	(4,500,000)
800,000	800,000	1,950,000	3,650,000	5,050,000	4,750,000

850,000	800,000	800,000	3,400,000	3,650,000	5,050,000

85

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through April 30, 2018 and the years ended October 31, 2017 and 2016

	Invesco S&P 500® Equal Weight Energy ETF (RYE)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$2,177,027	$5,177,069	$3,344,310
Net realized gain (loss)	350,972	1,826,342	(26,613,503)
Net change in unrealized appreciation (depreciation)	23,727,402	(18,258,580)	43,196,210

Net increase (decrease) in net assets resulting from operations	26,255,401	(11,255,169)	19,927,017

Distributions to Shareholders from:
Net investment income	(2,040,302)	(5,194,156)	(3,414,412)
Return of capital	—	—	—

Total distributions to shareholders	(2,040,302)	(5,194,156)	(3,414,412)

Shareholder Transactions:
Proceeds from shares sold	56,131,454	166,387,004	82,525,656
Value of shares repurchased	(57,891,483)	(118,354,186)	(76,647,251)

Net increase (decrease) in net assets resulting from shares transactions	(1,760,029)	48,032,818	5,878,405

Increase (Decrease) in Net Assets	22,455,070	31,583,493	22,391,010

Net Assets:
Beginning of period	230,747,151	199,163,658	176,772,648

End of period	$253,202,221	$230,747,151	$199,163,658

Undistributed net investment income at end of period	$251,779	$115,054	$100,794

Changes in Shares Outstanding:
Shares sold	950,000	2,800,000	1,600,000
Shares repurchased	(1,000,000)	(2,050,000)	(1,350,000)
Shares outstanding, beginning of period	4,250,005	3,500,005	3,250,005

Shares outstanding, end of period	4,200,005	4,250,005	3,500,005

(a)	Special distribution. See Note 11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P 500® Equal Weight Financials ETF (RYF)				Invesco S&P 500® Equal Weight Health Care ETF (RYH)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016		Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$3,692,009	$4,649,290	$3,087,492		$1,611,353	$2,763,505	$2,694,826
15,706,492	29,673,559	(6,127,650)		23,620,380	14,435,025	(4,697,313)
(2,059,908)	34,101,728	2,466,708		(10,570,420)	94,082,455	(20,086,726)

17,338,593	68,424,577	(573,450)		14,661,313	111,280,985	(22,089,213)

(3,026,800)	(4,369,545)	(3,197,168)		(1,620,790)	(2,631,245)	(2,529,726)
—	—	(44,777,358	)(a)	—	—	—

(3,026,800)	(4,369,545)	(47,974,526)		(1,620,790)	(2,631,245)	(2,529,726)

146,094,808	396,942,732	101,995,202		54,560,345	216,349,448	194,817,565
(77,344,020)	(217,151,515)	(122,418,077)		(119,306,978)	(148,875,500)	(265,597,969)

68,750,788	179,791,217	(20,422,875)		(64,746,633)	67,473,948	(70,780,404)

83,062,581	243,846,249	(68,970,851)		(51,706,110)	176,123,688	(95,399,343)

358,495,748	114,649,499	183,620,350		650,617,453	474,493,765	569,893,108

$441,558,329	$358,495,748	$114,649,499		$598,911,343	$650,617,453	$474,493,765

$1,146,561	$479,289	$—		$417,818	$427,255	$292,295

3,250,000	10,650,000	2,400,000		300,000	1,300,000	1,300,000
(1,750,000)	(5,750,000)	(2,950,000)		(650,000)	(900,000)	(1,800,000)
8,550,000	3,650,000	4,200,000		3,700,000	3,300,000	3,800,000

10,050,000	8,550,000	3,650,000		3,350,000	3,700,000	3,300,000

87

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through April 30, 2018 and the years ended October 31, 2017 and 2016

	Invesco S&P 500® Equal Weight Industrials ETF (RGI)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$1,421,619	$2,255,750	$1,621,856
Net realized gain	19,761,417	15,306,071	2,689,421
Net change in unrealized appreciation (depreciation)	(19,293,244)	19,430,465	1,123,759

Net increase (decrease) in net assets resulting from operations	1,889,792	36,992,286	5,435,036

Distributions to Shareholders from:
Net investment income	(1,408,275)	(2,570,293)	(1,434,252)

Shareholder Transactions:
Proceeds from shares sold	145,766,213	172,708,806	98,402,755
Value of shares repurchased	(91,069,129)	(107,834,685)	(68,946,182)

Net increase (decrease) in net assets resulting from shares transactions	54,697,084	64,874,121	29,456,573

Increase (Decrease) in Net Assets	55,178,601	99,296,114	33,457,357

Net Assets:
Beginning of period	226,584,005	127,287,891	93,830,534

End of period	$281,762,606	$226,584,005	$127,287,891

Undistributed net investment income at end of period	$86,181	$—	$235,634

Changes in Shares Outstanding:
Shares sold	1,200,000	1,650,000	1,100,000
Shares repurchased	(750,000)	(1,050,000)	(800,000)
Shares outstanding, beginning of period	2,000,000	1,400,000	1,100,000

Shares outstanding, end of period	2,450,000	2,000,000	1,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco S&P 500® Equal Weight Materials ETF (RTM)			Invesco S&P 500® Equal Weight ETF (RSP)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$1,514,808	$2,191,919	$1,159,563	$124,625,608	$196,447,136	$156,258,494
21,887,445	9,700,540	287,706	366,229,700	509,941,400	171,437,421
(28,704,634)	21,833,761	3,034,814	130,889,396	1,513,147,427	52,138,821

(5,302,381)	33,726,220	4,482,083	621,744,704	2,219,535,963	379,834,736

(1,376,220)	(2,126,922)	(1,136,509)	(132,095,127)	(179,124,293)	(147,336,657)

170,322,861	174,633,878	66,623,002	756,582,872	3,882,548,954	1,891,999,471
(176,938,428)	(96,676,433)	(41,487,373)	(856,800,328)	(1,656,006,406)	(1,964,368,770)

(6,615,567)	77,957,445	25,135,629	(100,217,456)	2,226,542,548	(72,369,299)

(13,294,168)	109,556,743	28,481,203	389,432,121	4,266,954,218	160,128,780

194,020,069	84,463,326	55,982,123	14,226,624,836	9,959,670,618	9,799,541,838

$180,725,901	$194,020,069	$84,463,326	$14,616,056,957	$14,226,624,836	$9,959,670,618

$308,079	$169,491	$94,609	$26,069,562	$33,532,355	$14,490,211

1,500,000	1,800,000	800,000	7,500,000	43,350,000	23,893,800
(1,600,000)	(1,000,000)	(500,000)	(8,450,000)	(18,150,000)	(26,300,000)
1,800,000	1,000,000	700,000	147,302,663	122,102,663	124,508,863

1,700,000	1,800,000	1,000,000	146,352,663	147,302,663	122,102,663

89

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through April 30, 2018 and the years ended October 31, 2017 and 2016

	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$330,349	$567,825	$191,989
Net realized gain	453,682	431,120	267,436
Net change in unrealized appreciation (depreciation)	(1,204,302)	1,214,032	(1,678,281)

Net increase (decrease) in net assets resulting from operations	(420,271)	2,212,977	(1,218,856)

Distributions to Shareholders from:
Net investment income	(307,630)	(723,609)	(66,011)
Net realized gains	(204,535)	—	—

Total distributions to shareholders	(512,165)	(723,609)	(66,011)

Shareholder Transactions:
Proceeds from shares sold	2,719,647	8,142,625	48,179,615
Value of shares repurchased	(9,475,945)	(21,205,756)	(13,322,327)

Net increase (decrease) in net assets resulting from shares transactions	(6,756,298)	(13,063,131)	34,857,288

Increase (Decrease) in Net Assets	(7,688,734)	(11,573,763)	33,572,421

Net Assets:
Beginning of period	24,561,289	36,135,052	2,562,631

End of period	$16,872,555	$24,561,289	$36,135,052

Undistributed net investment income at end of period	$60,261	$109,209	$193,328

Changes in Shares Outstanding:
Shares sold	100,000	300,000	1,800,000
Shares repurchased	(350,000)	(800,000)	(500,000)
Shares outstanding, beginning of period	900,000	1,400,000	100,000

Shares outstanding, end of period	650,000	900,000	1,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco S&P 500® Equal Weight Technology ETF (RYT)			Invesco S&P 500® Equal Weight Utilities ETF (RYU)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$5,950,610	$11,461,755	$11,551,073	$2,475,589	$5,596,410	$6,435,980
104,901,237	126,729,919	45,741,023	1,266,209	3,229,596	8,109,619
(21,563,864)	241,071,754	16,659,550	(9,685,599)	10,680,671	5,981,382

89,287,983	379,263,428	73,951,646	(5,943,801)	19,506,677	20,526,981

(6,972,945)	(10,382,861)	(11,574,847)	(2,707,230)	(5,692,156)	(6,269,737)
—	—	—	—	—	—

(6,972,945)	(10,382,861)	(11,574,847)	(2,707,230)	(5,692,156)	(6,269,737)

328,539,770	720,005,127	547,497,519	22,134,653	55,463,449	182,433,708
(305,622,050)	(494,931,647)	(434,624,288)	(42,230,142)	(111,962,567)	(114,084,544)

22,917,720	225,073,480	112,873,231	(20,095,489)	(56,499,118)	68,349,164

105,232,758	593,954,047	175,250,030	(28,746,520)	(42,684,597)	82,606,408

1,509,832,746	915,878,699	740,628,669	168,180,130	210,864,727	128,258,319

$1,615,065,504	$1,509,832,746	$915,878,699	$139,433,610	$168,180,130	$210,864,727

$704,448	$1,726,783	$634,073	$201,242	$432,883	$528,629

2,150,000	5,950,000	5,550,000	250,000	650,000	2,250,000
(2,050,000)	(4,100,000)	(4,750,000)	(500,000)	(1,350,000)	(1,400,000)
10,600,000	8,750,000	7,950,000	1,900,000	2,600,000	1,750,000

10,700,000	10,600,000	8,750,000	1,650,000	1,900,000	2,600,000

91

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through April 30, 2018 and the years ended October 31, 2017 and 2016

	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$751,728	$1,189,109	$1,320,360
Net realized gain (loss)	9,731,230	15,490,139	(1,716,154)
Net change in unrealized appreciation (depreciation)	(7,149,508)	3,665,557	1,522,297

Net increase in net assets resulting from operations	3,333,450	20,344,805	1,126,503

Distributions to Shareholders from:
Net investment income	(818,160)	(1,246,531)	(1,282,647)

Shareholder Transactions:
Proceeds from shares sold	19,196,734	55,894,493	20,399,624
Value of shares repurchased	(31,966,258)	(50,244,574)	(62,831,320)

Net increase (decrease) in net assets resulting from shares transactions	(12,769,524)	5,649,919	(42,431,696)

Increase (Decrease) in Net Assets	(10,254,234)	24,748,193	(42,587,840)

Net Assets:
Beginning of period	114,691,942	89,943,749	132,531,589

End of period	$104,437,708	$114,691,942	$89,943,749

Undistributed net investment income at end of period	$85,735	$157,069	$152,420

Changes in Shares Outstanding:
Shares sold	300,000	950,000	450,000
Shares repurchased	(500,000)	(850,000)	(1,400,000)
Shares outstanding, beginning of period	1,850,000	1,750,000	2,700,000

Shares outstanding, end of period	1,650,000	1,850,000	1,750,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$171,294	$321,015	$308,220
4,402,467	6,705,770	(2,975,150)
(3,048,315)	908,558	3,224,307

1,525,446	7,935,343	557,377

(197,020)	(296,001)	(343,398)

10,987,337	12,419,932	9,474,203
(13,773,725)	(22,371,710)	(19,640,274)

(2,786,388)	(9,951,778)	(10,166,071)

(1,457,962)	(2,312,436)	(9,952,092)

31,665,550	33,977,986	43,930,078

$30,207,588	$31,665,550	$33,977,986

$21,374	$47,101	$21,321

200,000	250,000	250,000
(250,000)	(450,000)	(500,000)
600,000	800,000	1,050,000

550,000	600,000	800,000

93

Financial Highlights

Invesco S&P 100® Equal Weight ETF (OEW)

	Six Months Ended April 30, 2018		Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$31.34		$26.32	$25.45
Income from investment operations:
Net investment income(b)	0.29		0.56	0.16
Net gain on investments (realized and unrealized)	0.56		4.87	0.79
Total from investment operations	0.85		5.43	0.95
Less distributions from:
Net investment income	(0.25)		(0.41)	(0.08)
Total distributions to shareholders	(0.25)		(0.41)	(0.08)
Net asset value, end of period	$31.94		$31.34	$26.32
Market price, end of period(c)	$31.91
Net Asset Value Total Return(d)	2.68%		20.71%	3.73%
Market Price Total Return(d)	2.82%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,194		$4,701	$2,632
Ratio to average net assets of:
Net investment income	1.78	%(e)	1.94%	1.77	%(e)
Total expenses	0.40	%(e)	0.41%	0.40	%(e)
Portfolio turnover rate(f)	1%		2%	3%

(a)	The Fund commenced operations on June 30, 2016.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$91.21		$85.40	$90.26	$82.76	$76.06	$55.09
Income from investment operations:
Net investment income(a)	0.68		1.27	1.29	1.15	0.95	0.79
Net gain (loss) on investments (realized and unrealized)	7.98		5.84	(4.96)	7.39	6.67	21.02
Total from investment operations	8.66		7.11	(3.67)	8.54	7.62	21.81
Less distributions from:
Net investment income	(0.72)		(1.30)	(1.19)	(1.04)	(0.92)	(0.84)
Total distributions to shareholders	(0.72)		(1.30)	(1.19)	(1.04)	(0.92)	(0.84)
Net asset value, end of period	$99.15		$91.21	$85.40	$90.26	$82.76	$76.06
Market price, end of period(b)	$99.13
Net Asset Value Total Return(c)	9.49%		8.32%	(4.07)%	10.35%	10.07%	39.91%
Market Price Total Return(c)	9.48%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$84,279		$72,965	$68,323	$176,001	$86,897	$125,497
Ratio to average net assets of:
Net investment income	1.38	%(d)	1.39%	1.49%	1.29%	1.20%	1.19%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	13%		29%	30%	23%	22%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$121.67		$121.52	$111.76	$100.75	$88.48	$68.24
Income from investment operations:
Net investment income(a)	1.32		2.30	2.19	2.08	2.04	1.73
Net gain on investments (realized and unrealized)	1.14		0.13	9.69	10.86	12.03	20.22
Total from investment operations	2.46		2.43	11.88	12.94	14.07	21.95
Less distributions from:
Net investment income	(1.26)		(2.28)	(2.12)	(1.93)	(1.80)	(1.71)
Total distributions to shareholders	(1.26)		(2.28)	(2.12)	(1.93)	(1.80)	(1.71)
Net asset value, end of period	$122.87		$121.67	$121.52	$111.76	$100.75	$88.48
Market price, end of period(b)	$122.84
Net Asset Value Total Return(c)	1.96%		1.99%	10.63%	12.95%	16.04%	32.59%
Market Price Total Return(c)	1.97%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$417,753		$444,092	$613,661	$530,872	$186,382	$84,054
Ratio to average net assets of:
Net investment income	2.06	%(d)	1.86%	1.81%	1.94%	2.18%	2.15%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	9%		20%	17%	16%	20%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Energy ETF (RYE)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$54.29		$56.90	$54.39	$77.16	$79.86	$64.01
Income from investment operations:
Net investment income(a)	0.47		1.28	0.90	1.35	1.40	0.78
Net gain (loss) on investments (realized and unrealized)	5.98		(2.50)	2.53	(22.73)	(2.91)	15.87
Total from investment operations	6.45		(1.22)	3.43	(21.38)	(1.51)	16.65
Less distributions from:
Net investment income	(0.45)		(1.39)	(0.92)	(1.39)	(1.19)	(0.80)
Total distributions to shareholders	(0.45)		(1.39)	(0.92)	(1.39)	(1.19)	(0.80)
Net asset value, end of period	$60.29		$54.29	$56.90	$54.39	$77.16	$79.86
Market price, end of period(b)	$60.43
Net Asset Value Total Return(c)	11.97%		(2.20)%	6.50%	(27.93)%	(2.02)%	26.19%
Market Price Total Return(c)	12.31%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$253,202		$230,747	$199,164	$176,773	$100,307	$43,924
Ratio to average net assets of:
Net investment income	1.69	%(d)	2.22%	1.72%	2.16%	1.64%	1.09%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	10%		34%	41%	34%	25%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016		2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$41.93		$31.41	$43.72		$43.27	$37.64	$28.68
Income from investment operations:
Net investment income(a)	0.40		0.55	0.81		0.72	0.53	0.57
Net gain on investments (realized and unrealized)	1.91		10.45	1.03		0.58	5.76	9.08
Total from investment operations	2.31		11.00	1.84		1.30	6.29	9.65
Less distributions from:
Net investment income	(0.30)		(0.48)	(0.78)		(0.80)	(0.66)	(0.58)
Return of capital	—		—	(13.37	)(b)	(0.05)	—	(0.11)
Total distributions to shareholders	(0.30)		(0.48)	(14.15)		(0.85)	(0.66)	(0.69)
Net asset value, end of period	$43.94		$41.93	$31.41		$43.72	$43.27	$37.64
Market price, end of period(c)	$43.98
Net Asset Value Total Return(d)	5.50%		35.15%	4.33%		3.04%	16.84%	34.05%
Market Price Total Return(d)	5.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$441,558		$358,496	$114,649		$183,620	$136,316	$58,337
Ratio to average net assets of:
Net investment income	1.81	%(e)	1.44%	1.96%		1.64%	1.30%	1.65%
Total expenses	0.40	%(e)	0.40%	0.40%		0.40%	0.40%	0.50%
Portfolio turnover rate(f)	7%		15%	53%		13%	19%	14%

(a)	Based on average shares outstanding.
(b)	Special distribution.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$175.84		$143.79	$149.97	$137.44	$104.50	$76.84
Income from investment operations:
Net investment income(a)	0.44		0.78	0.78	0.75	0.66	0.55
Net gain (loss) on investments (realized and unrealized)	2.93		32.02	(6.22)	12.46	32.89	27.63
Total from investment operations	3.37		32.80	(5.44)	13.21	33.55	28.18
Less distributions from:
Net investment income	(0.43)		(0.75)	(0.74)	(0.68)	(0.61)	(0.52)
Total distributions to shareholders	(0.43)		(0.75)	(0.74)	(0.68)	(0.61)	(0.52)
Net asset value, end of period	$178.78		$175.84	$143.79	$149.97	$137.44	$104.50
Market price, end of period(b)	$178.95
Net Asset Value Total Return(c)	1.92%		22.85%	(3.65)%	9.61%	32.20%	36.81%
Market Price Total Return(c)	2.06%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$598,911		$650,617	$474,494	$569,893	$391,714	$130,627
Ratio to average net assets of:
Net investment income	0.49	%(d)	0.48%	0.52%	0.49%	0.55%	0.60%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	12%		24%	28%	22%	23%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$113.29		$90.92	$85.30	$88.18	$76.33	$56.94
Income from investment operations:
Net investment income(a)	0.62		1.24	1.40	1.13	1.22	0.95
Net gain (loss) on investments (realized and unrealized)	1.73		22.50	5.57	(2.69)	11.59	19.41
Total from investment operations	2.35		23.74	6.97	(1.56)	12.81	20.36
Less distributions from:
Net investment income	(0.63)		(1.37)	(1.35)	(1.29)	(0.96)	(0.97)
Return of capital	—		—	—	(0.03)	—	—
Total distributions to shareholders	(0.63)		(1.37)	(1.35)	(1.32)	(0.96)	(0.97)
Net asset value, end of period	$115.01		$113.29	$90.92	$85.30	$88.18	$76.33
Market price, end of period(b)	$115.03
Net Asset Value Total Return(c)	2.05%		26.21%	8.25%	(1.78)%	16.85%	36.10%
Market Price Total Return(c)	2.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$281,763		$226,584	$127,288	$93,831	$123,447	$57,251
Ratio to average net assets of:
Net investment income	1.05	%(d)	1.18%	1.60%	1.29%	1.47%	1.41%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	7%		18%	23%	22%	15%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Materials ETF (RTM)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$107.79		$84.46	$79.97	$82.38	$75.49	$60.71
Income from investment operations:
Net investment income(a)	0.70		1.49	1.29	1.23	1.21	1.25
Net gain (loss) on investments (realized and unrealized)	(1.50)		23.28	4.49	(2.41)	6.85	14.73
Total from investment operations	(0.80)		24.77	5.78	(1.18)	8.06	15.98
Less distributions from:
Net investment income	(0.68)		(1.44)	(1.29)	(1.23)	(1.17)	(1.20)
Total distributions to shareholders	(0.68)		(1.44)	(1.29)	(1.23)	(1.17)	(1.20)
Net asset value, end of period	$106.31		$107.79	$84.46	$79.97	$82.38	$75.49
Market price, end of period(b)	$106.31
Net Asset Value Total Return(c)	(0.77)%		29.52%	7.29%	(1.44)%	10.68%	26.59%
Market Price Total Return(c)	(0.91)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$180,726		$194,020	$84,463	$55,982	$74,138	$49,069
Ratio to average net assets of:
Net investment income	1.28	%(d)	1.54%	1.57%	1.46%	1.48%	1.84%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	6%		22%	25%	27%	22%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco S&P 500® Equal Weight ETF (RSP)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$96.58		$81.57	$78.71	$78.08	$67.94	$51.76
Income from investment operations:
Net investment income(a)	0.85		1.39	1.31	1.22	1.09	0.99
Net gain on investments (realized and unrealized)	3.33		14.85	2.78	0.71	10.13	16.13
Total from investment operations	4.18		16.24	4.09	1.93	11.22	17.12
Less distributions from:
Net investment income	(0.89)		(1.23)	(1.23)	(1.30)	(1.08)	(0.94)
Total distributions to shareholders	(0.89)		(1.23)	(1.23)	(1.30)	(1.08)	(0.94)
Net asset value, end of period	$99.87		$96.58	$81.57	$78.71	$78.08	$67.94
Market price, end of period(b)	$99.92
Net Asset Value Total Return(c)	4.30%		19.98%	5.24%	2.49%	16.60%	33.36%
Market Price Total Return(c)	4.36%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,616,057		$14,226,625	$9,959,671	$9,799,542	$8,976,197	$5,663,772
Ratio to average net assets of:
Net investment income	1.69	%(d)	1.52%	1.66%	1.53%	1.48%	1.64%
Total expenses	0.20	%(d)	0.36%	0.40%	0.40%	0.40%	0.40%
Net expenses(e)	0.20	%(d)	0.33%	—	—	—	—
Portfolio turnover rate(f)	9%		21%	22%	22%	18%	37%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Net expense information reflects the expense ratios after expense waivers.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

	Six Months Ended April 30, 2018		Year Ended October 31,		Period Ended October 31, 2015(a)
			2017	2016
Per Share Data:
Net asset value, beginning of period	$27.29		$25.81	$25.63	$25.31
Income from investment operations:
Net investment income(b)	0.44		0.54	0.70	0.13
Net gain (loss) on investments (realized and unrealized)	(1.20)		1.59	(0.08)	0.27
Total from investment operations	(0.76)		2.13	0.62	0.40
Less distributions from:
Net investment income	(0.35)		(0.65)	(0.44)	(0.08)
Net Realized gains	(0.22)		—	—	—
Total distributions to shareholders	(0.57)		(0.65)	(0.44)	(0.08)
Net asset value, end of period	$25.96		$27.29	$25.81	$25.63
Market price, end of period(c)	$25.96
Net Asset Value Total Return(d)	(2.93)%		8.33%	2.39%	1.61%
Market Price Total Return(d)	(2.35)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,873		$24,561	$36,135	$2,563
Ratio to average net assets of:
Net investment income	3.28	%(e)	2.00%	2.70%	2.49	%(e)
Total expenses	0.41	%(e)	0.41%	0.37%	0.40	%(e)
Portfolio turnover rate(f)	2%		24%	10%	5%

(a)	The Fund commenced operations on August 13, 2015.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$142.44		$104.67	$93.16	$87.17	$70.98	$51.53
Income from investment operations:
Net investment income(a)	0.56		1.16	1.47	1.09	0.78	0.68
Net gain on investments (realized and unrealized)	8.56		37.61	11.48	6.09	16.15	19.43
Total from investment operations	9.12		38.77	12.95	7.18	16.93	20.11
Less distributions from:
Net investment income	(0.62)		(1.00)	(1.44)	(1.12)	(0.74)	(0.66)
Return of capital	—		—	—	(0.07)	—	—
Total distributions to shareholders	(0.62)		(1.00)	(1.44)	(1.19)	(0.74)	(0.66)
Net asset value, end of period	$150.94		$142.44	$104.67	$93.16	$87.17	$70.98
Market price, end of period(b)	$151.10
Net Asset Value Total Return(c)	6.40%		37.19%	14.06%	8.30%	23.92%	39.23%
Market Price Total Return(c)	6.48%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,615,066		$1,509,833	$915,879	$740,629	$671,221	$273,275
Ratio to average net assets of:
Net investment income	0.76	%(d)	0.95%	1.55%	1.20%	0.97%	1.07%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	10%		19%	24%	21%	22%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$88.52		$81.10	$73.29	$76.69	$64.67	$60.52
Income from investment operations:
Net investment income(a)	1.38		2.54	2.49	2.48	2.59	2.36
Net gain (loss) on investments (realized and unrealized)	(3.92)		7.44	7.81	(2.97)	11.75	4.11
Total from investment operations	(2.54)		9.98	10.30	(0.49)	14.34	6.47
Less distributions from:
Net investment income	(1.47)		(2.56)	(2.49)	(2.91)	(2.32)	(2.32)
Total distributions to shareholders	(1.47)		(2.56)	(2.49)	(2.91)	(2.32)	(2.32)
Net asset value, end of period	$84.51		$88.52	$81.10	$73.29	$76.69	$64.67
Market price, end of period(b)	$84.45
Net Asset Value Total Return(c)	(2.88)%		12.51%	14.13%	(0.56)%	22.61%	10.95%
Market Price Total Return(c)	(2.92)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$139,434		$168,180	$210,865	$128,258	$141,875	$51,738
Ratio to average net assets of:
Net investment income	3.29	%(d)	3.01%	3.09%	3.30%	3.72%	3.78%
Total expenses	0.40	%(d)	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate(e)	7%		11%	22%	20%	31%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$62.00		$51.40	$49.09	$50.39	$45.24	$33.95
Income from investment operations:
Net investment income(a)	0.42		0.60	0.66	0.62	0.62	0.57
Net gain (loss) on investments (realized and unrealized)	1.30		10.59	2.30	(1.21)	5.48	11.28
Total from investment operations	1.72		11.19	2.96	(0.59)	6.10	11.85
Less distributions from:
Net investment income	(0.42)		(0.59)	(0.65)	(0.67)	(0.59)	(0.56)
Capital gains	—		—	—	—	(0.36)	—
Return of capital	—		—	—	(0.04)	—	—
Total distributions to shareholders	(0.42)		(0.59)	(0.65)	(0.71)	(0.95)	(0.56)
Net asset value, end of period	$63.30		$62.00	$51.40	$49.09	$50.39	$45.24
Market price, end of period(b)	$63.29
Net Asset Value Total Return(c)	2.76%		21.82%	6.08%	(1.19)%	13.61%	35.21%
Market Price Total Return(c)	2.74%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$104,438		$114,692	$89,944	$132,532	$146,125	$76,904
Ratio to average net assets of:
Net investment income	1.33	%(d)	1.02%	1.35%	1.22%	1.27%	1.44%
Total expenses	0.40	%(d)	0.41%	0.41%	0.41%	0.41%	0.41%
Portfolio turnover rate(e)	9%		26%	101%	31%	29%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$52.78		$42.47	$41.84	$44.87	$42.89	$31.82
Income from investment operations:
Net investment income(a)	0.29		0.47	0.32	0.49	0.43	0.54
Net gain (loss) on investments (realized and unrealized)	2.15		10.27	0.67	(2.97)	1.97	11.12
Total from investment operations	2.44		10.74	0.99	(2.48)	2.40	11.66
Less distributions from:
Net investment income	(0.30)		(0.43)	(0.36)	(0.52)	(0.42)	(0.59)
Return of capital	—		—	—	(0.03)	—	—
Total distributions to shareholders	(0.30)		(0.43)	(0.36)	(0.55)	(0.42)	(0.59)
Net asset value, end of period	$54.92		$52.78	$42.47	$41.84	$44.87	$42.89
Market price, end of period(b)	$55.02
Net Asset Value Total Return(c)	4.62%		25.32%	2.39%	(5.59)%	5.58%	37.07%
Market Price Total Return(c)	4.55%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$30,208		$31,666	$33,978	$43,930	$40,380	$25,736
Ratio to average net assets of:
Net investment income	1.10	%(d)	0.96%	0.80%	1.11%	0.96%	1.46%
Total expenses	0.40	%(d)	0.41%	0.41%	0.41%	0.42%	0.41%
Portfolio turnover rate(e)	10%		24%	96%	47%	43%	42%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco S&P 100® Equal Weight ETF	Guggenheim S&P 100® Equal Weight ETF	“S&P 100® Equal Weight ETF”
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	“S&P 500® Equal Weight Consumer Discretionary ETF”
Invesco S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	“S&P 500® Equal Weight Consumer Staples ETF”
Invesco S&P 500® Equal Weight Energy ETF	Guggenheim S&P 500® Equal Weight Energy ETF	“S&P 500® Equal Weight Energy ETF”
Invesco S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Financials ETF	“S&P 500® Equal Weight Financials ETF”
Invesco S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	“S&P 500® Equal Weight Health Care ETF”
Invesco S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	“S&P 500® Equal Weight Industrials ETF”
Invesco S&P 500® Equal Weight Materials ETF	Guggenheim S&P 500® Equal Weight Materials ETF	“S&P 500® Equal Weight Materials ETF”
Invesco S&P 500® Equal Weight ETF	Guggenheim S&P 500® Equal Weight ETF	“S&P 500® Equal Weight ETF”
Invesco S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Real Estate ETF	“S&P 500® Equal Weight Real Estate ETF”
Invesco S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Technology ETF	“S&P 500® Equal Weight Technology ETF”
Invesco S&P 500® Equal Weight Utilities ETF	Guggenheim S&P 500® Equal Weight Utilities ETF	“S&P 500® Equal Weight Utilities ETF”
Invesco S&P MidCap 400® Equal Weight ETF	Guggenheim S&P MidCap 400® Equal Weight ETF	“S&P MidCap 400® Equal Weight ETF”
Invesco S&P SmallCap 600® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF	“S&P SmallCap 600® Equal Weight ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the lnvesco brand. This resulted in all references to the PowerShares name being changed to lnvesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Rydex ETF Trust (a “Predecessor Fund”) after the close of business on April 6, 2018 (each a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on April 6, 2018 is that of the Predecessor Fund.

Effective April 30, 2018, each Fund’s fiscal year-end changed from October 31 to April 30.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

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The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the daily performance of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index
S&P 100® Equal Weight ETF	S&P 100® Equal Weight Index
S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index
S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index
S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Index
S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index
S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index
S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index
S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index
S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index
S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index
S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Telecommunication Services & Utilities Index
S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index
S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly

103

Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Authorized Participant Concentration Risk. Only an authorized participant (“APs”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Each Fund is subject to the risk that the value of the equity securities and equity-based derivatives, if any, in each Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which each Fund has investment exposure.

Industry Concentration Risk. Each Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry or group of related industries, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, which may adversely affect the Fund’s performance.

Correlation and Tracking Error Risk. A number of factors may affect each Fund’s ability to achieve a high degree of correlation with its Underlying Index, and there can be no guarantee that each Fund will achieve a high degree of correlation with its Underlying Index either on a single trading day or for a longer time period. Factors such as Fund expenses, imperfect correlation between each Fund’s investments and the components of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, a high portfolio turnover rate, and the use of leverage all contribute to tracking error and correlation risk. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective and cause each Fund’s performance to be less than you expect.

Non-Diversification Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

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Passive Investment Risk. Each Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, each Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

REIT Risk. For S&P 500® Equal Weight Financials ETF, S&P 500® Equal Weight Real Estate ETF, S&P MidCap 400® Equal Weight ETF and S&P SmallCap 600® Equal Weight ETF, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

Mid-Capitalization Securities Risk. S&P MidCap 400® Equal Weight ETF is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Securities of medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

Small- and Mid-Capitalization Securities Risk. S&P SmallCap 600® Equal Weight ETF is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

C. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or

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reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date.

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each

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Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Fund	Unitary Management Fees (as a % of Net Assets)
S&P 100® Equal Weight ETF	0.40%
S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
S&P 500® Equal Weight Consumer Staples ETF	0.40%
S&P 500® Equal Weight Energy ETF	0.40%
S&P 500® Equal Weight Financials ETF	0.40%
S&P 500® Equal Weight Health Care ETF	0.40%
S&P 500® Equal Weight Industrials ETF	0.40%
S&P 500® Equal Weight Materials ETF	0.40%
S&P 500® Equal Weight ETF	0.20%
S&P 500® Equal Weight Real Estate ETF	0.40%
S&P 500® Equal Weight Technology ETF	0.40%
S&P 500® Equal Weight Utilities ETF	0.40%
S&P MidCap 400® Equal Weight ETF	0.40%
S&P SmallCap 600® Equal Weight ETF	0.40%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund. Under this agreement, GFIA was not required to pay the expenses of the Independent Trustees for the S&P 100 Equal Weight ETF, S&P 500 Equal Weight Real Estate ETF, S&P MidCap 400 Equal Weight ETF and S&P SmallCap 600 Equal Weight ETF.

For the Predecessor S&P 500 Equal Weight ETF, during the period June 30, 2017 through August 24, 2017, GFIA waived a portion of its management fee to reduce the Fund’s total annual fund operating expenses to 0.20%. Effective August 24, 2017, the management fee paid by the Predecessor S&P 500 Equal Weight ETF was reduced from 0.40% to 0.20%.

Effective on the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and litigation expenses and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets per year (the “Expense Cap”) through at least April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The limits are listed below:

Fund	Expense Cap	Contract End Date
S&P 100® Equal Weight ETF	0.40%	04/06/20
S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	04/06/20
S&P 500® Equal Weight Consumer Staples ETF	0.40%	04/06/20
S&P 500® Equal Weight Energy ETF	0.40%	04/06/20
S&P 500® Equal Weight Financials ETF	0.40%	04/06/20
S&P 500® Equal Weight Health Care ETF	0.40%	04/06/20
S&P 500® Equal Weight Industrials ETF	0.40%	04/06/20
S&P 500® Equal Weight Materials ETF	0.40%	04/06/20
S&P 500® Equal Weight ETF	0.20%	04/06/20
S&P 500® Equal Weight Real Estate ETF	0.40%	04/06/20
S&P 500® Equal Weight Technology ETF	0.40%	04/06/20
S&P 500® Equal Weight Utilities ETF	0.40%	04/06/20
S&P MidCap 400® Equal Weight ETF	0.40%	04/06/20
S&P SmallCap 600® Equal Weight ETF	0.40%	04/06/20

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s

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investment in money market funds managed by that affiliate (excluding investment of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period November 1, 2017 to April 6, 2018, there were no fees waived by GFIA. For the Year ended October 31, 2017 GFIA waived fees and for the period after the close of business on April 6, 2018 to April 30, 2018, the Adviser waived fees for each Fund in the following amounts:

Fund	Period after the close of business on April 6, 2018	Year Ended October 31, 2017
S&P 100® Equal Weight ETF	$—	$—
S&P 500® Equal Weight Consumer Discretionary ETF	2	—
S&P 500® Equal Weight Consumer Staples ETF	13	—
S&P 500® Equal Weight Energy ETF	3	—
S&P 500® Equal Weight Financials ETF	13	—
S&P 500® Equal Weight Health Care ETF	8	—
S&P 500® Equal Weight Industrials ETF	5	—
S&P 500® Equal Weight Materials ETF	3	—
S&P 500® Equal Weight ETF	—	4,095,924
S&P 500® Equal Weight Real Estate ETF	—	—
S&P 500® Equal Weight Technology ETF	19	—
S&P 500® Equal Weight Utilities ETF	—	—
S&P MidCap 400® Equal Weight ETF	8	—
S&P SmallCap 600® Equal Weight ETF	—	—

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to each Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

In November 2016, The Bank of New York Mellon Corporation, the Predecessor Funds’ custodian and accounting agent, identified inconsistencies in the way in which clients were invoiced for certain expenses during a 4-year period dating back to 2012. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Predecessor Funds or GFIA in February 2017. The amounts that were reimbursed to the Predecessor Funds, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to April 30, 2018.

S&P 500® Equal Weight Financials ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$5,505,146	$2,638,740	$(1,127,651)	$(1,321,235)	$16,233	$5,711,233	$93,344

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S&P 500® Equal Weight ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$30,890,385	$4,396,753	$(4,168,913)	$(5,674,389)	$138	$25,443,974	$476,758

S&P SmallCap 600® Equal Weight ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$81,113	$(24,738)	$(5,183)	$290	$51,482	$2,568

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to April 30, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
S&P SmallCap 600® Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$30,204,121	$—	$376	$30,204,497

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2017, to April 30, 2018, Year Ended October 31, 2017 and Year Ended October 31, 2016:

	2018			2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
S&P 100® Equal Weight ETF	$43,620	$—	$—	$81,197	$—	$—	$11,925	$—	$—
S&P 500® Equal Weight Consumer Discretionary ETF	601,330	—	—	1,160,323	—	—	1,560,723	—	—
S&P 500® Equal Weight Consumer Staples ETF	4,600,825	—	—	9,494,388	—	—	11,421,201	—	—
S&P 500® Equal Weight Energy ETF	2,040,302	—	—	5,194,156	—	—	3,414,412	—	—

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	2018			2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
S&P 500® Equal Weight Financials ETF	$3,026,800	—	—	$4,369,545	—	—	$3,197,168	—	$44,777,358	(a)
S&P 500® Equal Weight Health Care ETF	1,620,790	—	—	2,631,245	—	—	2,529,726	—	—
S&P 500® Equal Weight Industrials ETF	1,408,275	—	—	2,570,293	—	—	1,434,252	—	—
S&P 500® Equal Weight Materials ETF	1,376,220	—	—	2,126,922	—	—	1,136,509	—	—
S&P 500® Equal Weight ETF	132,095,127	—	—	179,124,293	—	—	147,336,657	—	—
S&P 500® Equal Weight Real Estate ETF	307,630	$204,535	—	723,609	—	—	66,011	—	—
S&P 500® Equal Weight Technology ETF	6,972,945	—	—	10,382,861	—	—	11,574,847	—	—
S&P 500® Equal Weight Utilities ETF	2,707,230	—	—	5,692,156	—	—	6,269,737	—	—
S&P MidCap 400® Equal Weight ETF	818,160	—	—	1,246,531	—	—	1,282,647	—	—
S&P SmallCap 600® Equal Weight ETF	197,020	—	—	296,001	—	—	343,398	—	—

(a)	Special distribution. See Note 11

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 100® Equal Weight ETF	$4,862	$—	$(272,819)	$(307)	$3,462,390	$3,194,126
S&P 500® Equal Weight Consumer Discretionary ETF	102,706	—	(2,923,359)	(12,013,546)	99,113,035	84,278,836
S&P 500® Equal Weight Consumer Staples ETF	1,281,106	—	(23,313,071)	(15,004,793)	454,789,800	417,753,042
S&P 500® Equal Weight Energy ETF	251,779	—	(5,231,041)	(77,258,616)	335,440,099	253,202,221
S&P 500® Equal Weight Financials ETF	1,146,561	—	29,262,525	(8,933,418)	420,082,661	441,558,329
S&P 500® Equal Weight Health Care ETF	417,818	—	43,221,744	(39,126,511)	594,398,292	598,911,343
S&P 500® Equal Weight Industrials ETF	86,181	—	(2,648,854)	(7,227,810)	291,553,089	281,762,606
S&P 500® Equal Weight Materials ETF	308,079	—	(12,771,442)	(11,266,714)	204,455,978	180,725,901
S&P 500® Equal Weight ETF	26,069,562	—	2,410,756,896	(495,544,720)	12,674,775,219	14,616,056,957
S&P 500® Equal Weight Real Estate ETF	60,658	42,927	(1,714,353)	—	18,483,323	16,872,555
S&P 500® Equal Weight Technology ETF	704,448	—	262,898,915	(37,408,286)	1,388,870,427	1,615,065,504
S&P 500® Equal Weight Utilities ETF	201,242	—	(4,908,602)	(9,838,339)	153,979,309	139,433,610
S&P MidCap 400® Equal Weight ETF	85,735	—	3,552,347	(15,663,111)	116,462,737	104,437,708
S&P SmallCap 600® Equal Weight ETF	21,374	—	332,519	(14,465,075)	44,318,770	30,207,588

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
S&P 100® Equal Weight ETF	$—	$307	$—	$307	$—
S&P 500® Equal Weight Consumer Discretionary ETF	—	1,348,297	10,665,249	12,013,546	—
S&P 500® Equal Weight Consumer Staples ETF	61,000	3,337,222	11,606,571	15,004,793	—
S&P 500® Equal Weight Energy ETF	128,371	20,290,424	56,839,821	77,258,616	393,314

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		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
S&P 500® Equal Weight Financials ETF	—	$2,894,844	$6,038,574	$8,933,418	$376,840
S&P 500® Equal Weight Health Care ETF	—	5,410,312	33,716,199	39,126,511	—
S&P 500® Equal Weight Industrials ETF	—	1,952,812	5,274,998	7,227,810	—
S&P 500® Equal Weight Materials ETF	—	1,150,282	10,116,432	11,266,714	—
S&P 500® Equal Weight ETF	$20,783,254	1,565,645	473,195,821	495,544,720	35,251,288
S&P 500® Equal Weight Real Estate ETF	—	—	—	—	—
S&P 500® Equal Weight Technology ETF	—	7,595,522	29,812,764	37,408,286	—
S&P 500® Equal Weight Utilities ETF	—	2,602,233	7,236,106	9,838,339	—
S&P MidCap 400® Equal Weight ETF	—	7,638,685	8,024,426	15,663,111	—
S&P SmallCap 600® Equal Weight ETF	259,648	7,423,439	6,781,988	14,465,075	—

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Securities Lending

Each Fund (except S&P 100® Equal Weight ETF) participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 8. Investment Transactions

For the period November 1, 2017 to April 30, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

	Purchases	Sales
S&P 100® Equal Weight ETF	$37,320	$53,104
S&P 500® Equal Weight Consumer Discretionary ETF	10,734,446	10,569,160
S&P 500® Equal Weight Consumer Staples ETF	41,967,155	39,912,032
S&P 500® Equal Weight Energy ETF	25,264,072	24,828,683
S&P 500® Equal Weight Financials ETF	31,449,819	29,138,578
S&P 500® Equal Weight Health Care ETF	79,355,318	78,412,782
S&P 500® Equal Weight Industrials ETF	18,860,875	18,249,315
S&P 500® Equal Weight Materials ETF	14,382,749	13,913,758
S&P 500® Equal Weight ETF	1,378,781,940	1,358,807,051
S&P 500® Equal Weight Real Estate ETF	421,217	526,204
S&P 500® Equal Weight Technology ETF	159,040,461	153,184,842
S&P 500® Equal Weight Utilities ETF	11,457,954	11,312,687
S&P MidCap 400® Equal Weight ETF	10,705,516	10,250,946
S&P SmallCap 600® Equal Weight ETF	3,193,694	3,017,095

111

For the period November 1, 2017 to April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 100® Equal Weight ETF	$3,266,376	$4,831,012
S&P 500® Equal Weight Consumer Discretionary ETF	30,849,459	24,443,703
S&P 500® Equal Weight Consumer Staples ETF	65,699,368	96,618,106
S&P 500® Equal Weight Energy ETF	56,036,211	57,788,893
S&P 500® Equal Weight Financials ETF	145,082,335	77,117,514
S&P 500® Equal Weight Health Care ETF	54,039,224	119,090,800
S&P 500® Equal Weight Industrials ETF	145,436,271	90,932,827
S&P 500® Equal Weight Materials ETF	170,295,642	176,890,781
S&P 500® Equal Weight ETF	751,187,965	856,123,179
S&P 500® Equal Weight Real Estate ETF	2,632,456	9,364,945
S&P 500® Equal Weight Technology ETF	325,459,704	306,474,574
S&P 500® Equal Weight Utilities ETF	21,829,922	41,861,267
S&P MidCap 400® Equal Weight ETF	19,010,639	31,940,987
S&P SmallCap 600® Equal Weight ETF	10,874,641	13,765,503

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2018, the aggregate cost of investment, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 100® Equal Weight ETF	$39,350	$(312,169)	$(272,819)	$3,465,129
S&P 500® Equal Weight Consumer Discretionary ETF	7,171,295	(10,094,654)	(2,923,359)	87,178,220
S&P 500® Equal Weight Consumer Staples ETF	30,890,177	(54,203,248)	(23,313,071)	440,984,507
S&P 500® Equal Weight Energy ETF	23,736,405	(28,967,446)	(5,231,041)	258,251,119
S&P 500® Equal Weight Financials ETF	42,096,034	(12,833,509)	29,262,525	412,226,967
S&P 500® Equal Weight Health Care ETF	88,669,736	(45,447,992)	43,221,744	555,756,999
S&P 500® Equal Weight Industrials ETF	17,295,422	(19,944,276)	(2,648,854)	284,412,165
S&P 500® Equal Weight Materials ETF	2,563,784	(15,335,226)	(12,771,442)	193,539,078
S&P 500® Equal Weight ETF	3,040,984,184	(630,227,288)	2,410,756,896	12,200,838,275
S&P 500® Equal Weight Real Estate ETF	785,541	(2,499,894)	(1,714,353)	18,589,088
S&P 500® Equal Weight Technology ETF	300,821,342	(37,922,427)	262,898,915	1,352,417,768
S&P 500® Equal Weight Utilities ETF	6,712,000	(11,620,602)	(4,908,602)	144,203,992
S&P MidCap 400® Equal Weight ETF	11,728,279	(8,175,932)	3,552,347	100,880,846
S&P SmallCap 600® Equal Weight ETF	3,109,349	(2,776,830)	332,519	29,871,978

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 100® Equal Weight ETF	$209	$(408,798)	$408,589
S&P 500® Equal Weight Consumer Discretionary ETF	—	(3,629,096)	3,629,096
S&P 500® Equal Weight Consumer Staples ETF	—	(12,011,180)	12,011,180
S&P 500® Equal Weight Energy ETF	—	(8,809,996)	8,809,996
S&P 500® Equal Weight Financials ETF	2,063	(16,418,908)	16,416,845
S&P 500® Equal Weight Health Care ETF	—	(32,575,820)	32,575,820

112

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Equal Weight Industrials ETF	$72,837	$(20,650,263)	$20,577,426
S&P 500® Equal Weight Materials ETF	—	(22,238,921)	22,238,921
S&P 500® Equal Weight ETF	6,726	(362,465,210)	362,458,484
S&P 500® Equal Weight Real Estate ETF	(71,667)	(344,980)	416,647
S&P 500® Equal Weight Technology ETF	—	(107,623,425)	107,623,425
S&P 500® Equal Weight Utilities ETF	—	(2,800,346)	2,800,346
S&P MidCap 400® Equal Weight ETF	(4,902)	(10,552,586)	10,557,488
S&P SmallCap 600® Equal Weight ETF	(1)	(4,797,667)	4,797,668

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Special In-Kind Distribution

After the close of business on September 16, 2016 (the “Rebalance Date”), the S&P Dow Jones Indices reconstituted the S&P 500® Equal Weight Index Financials (the “Index”), the underlying index, for the Predecessor Fund of S&P 500® Equal Weight Financials ETF (“RYF”), by eliminating the stocks of companies involved in the real estate industry (including real estate investment trusts (“REITs”) other than mortgage REITs) (“Real Estate Stocks”). To effectuate a corresponding change to RYF’s portfolio, RYF replaced its Real Estate Stock holdings with shares of the Predecessor Fund of S&P 500® Equal Weight Real Estate ETF (“EWRE”) on the Rebalance Date. After market close on the Rebalance Date (and effective at market open on September 19, 2016, ex-dividend date), RYF made an in-kind distribution of its shares of EWRE (0.50 shares of EWRE for each share of RYF owned, with a value of $13.402661 per share of RYF owned), plus a small amount of cash for fractional shares, to shareholders of RYF such that, following the distribution, RYF continued to hold stocks included in the reconstituted Index in accordance with its principal investment strategies.

Note 12. Capital

Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 13. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

113

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 100® Equal Weight ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P MidCap 400® Equal Weight ETF and Invesco S&P SmallCap 600® Equal Weight ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fourteen of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 1, 2017 through April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period November 1, 2017 through April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Formerly Known As	Predecessor Fund
Invesco S&P 100® Equal Weight ETF	PowerShares S&P 100® Equal Weight Portfolio	Guggenheim S&P 100® Equal Weight ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	Guggenheim S&P 500® Equal Weight Consumer Staples ETF
Invesco S&P 500® Equal Weight Energy ETF	PowerShares S&P 500® Equal Weight Energy Portfolio	Guggenheim S&P 500® Equal Weight Energy ETF
Invesco S&P 500® Equal Weight Financials ETF	PowerShares S&P 500® Equal Weight Financials Portfolio	Guggenheim S&P 500® Equal Weight Financials ETF
Invesco S&P 500® Equal Weight Health Care ETF	PowerShares S&P 500® Equal Weight Health Care Portfolio	Guggenheim S&P 500® Equal Weight Health Care ETF
Invesco S&P 500® Equal Weight Industrials ETF	PowerShares S&P 500® Equal Weight Industrials Portfolio	Guggenheim S&P 500® Equal Weight Industrials ETF
Invesco S&P 500® Equal Weight Materials ETF	PowerShares S&P 500® Equal Weight Materials Portfolio	Guggenheim S&P 500® Equal Weight Materials ETF
Invesco S&P 500® Equal Weight ETF	PowerShares S&P 500® Equal Weight Portfolio	Guggenheim S&P 500® Equal Weight ETF
Invesco S&P 500® Equal Weight Real Estate ETF	PowerShares S&P 500® Equal Weight Real Estate Portfolio	Guggenheim S&P 500® Equal Weight Real Estate ETF
Invesco S&P 500® Equal Weight Technology ETF	PowerShares S&P 500® Equal Weight Technology Portfolio	Guggenheim S&P 500® Equal Weight Technology ETF
Invesco S&P 500® Equal Weight Utilities ETF	PowerShares S&P 500® Equal Weight Utilities Portfolio	Guggenheim S&P 500® Equal Weight Utilities ETF
Invesco S&P MidCap 400® Equal Weight ETF	PowerShares S&P MidCap 400® Equal Weight Portfolio	Guggenheim S&P MidCap 400® Equal Weight ETF
Invesco S&P SmallCap 600® Equal Weight ETF	PowerShares S&P SmallCap 600® Equal Weight Portfolio	Guggenheim S&P SmallCap 600® Equal Weight ETF

The financial statements as of October 31, 2017 and for each of the periods ended on or prior to October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the statements of operations for year ended October 31, 2017, the statements of changes in net assets for each of the periods ended on or prior to October 31, 2017, and the financial highlights for October 31, 2017 and prior) were audited by other auditors whose report, dated December 21, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

114

Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

115

Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for each Fund’s current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, each of the Predecessor Funds were separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Funds. The Prior Auditor’s report on the financial statements of the Predecessor Funds for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

116

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 100® Equal Weight ETF (OEW)
Actual	$1,000.00	$1,026.78	0.40%	$2.01
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)
Actual	1,000.00	1,094.91	0.40	2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Actual	1,000.00	1,019.58	0.40	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Energy ETF (RYE)
Actual	1,000.00	1,119.71	0.40	2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Financials ETF (RYF)
Actual	1,000.00	1,055.00	0.40	2.04
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Health Care ETF (RYH)
Actual	1,000.00	1,019.22	0.40	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Industrials ETF (RGI)
Actual	1,000.00	1,020.48	0.40	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

117

Fees and Expenses (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Equal Weight Materials ETF (RTM)
Actual	$1,000.00	$992.30	0.40%	$1.98
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight ETF (RSP)
Actual	1,000.00	1,043.04	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
Actual	1,000.00	970.72	0.41	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.76	0.41	2.06
Invesco S&P 500® Equal Weight Technology ETF (RYT)
Actual	1,000.00	1,063.98	0.40	2.05
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Utilities ETF (RYU)
Actual	1,000.00	971.19	0.40	1.95
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)
Actual	1,000.00	1,027.61	0.40	2.01
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Actual	1,000.00	1,046.17	0.40	2.03
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365.

118

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	Long-Term Capital Gains
Invesco S&P 100® Equal Weight ETF	100%	98%	$—
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	100%	100%	—
Invesco S&P 500® Equal Weight Consumer Staples ETF	100%	100%	—
Invesco S&P 500® Equal Weight Energy ETF	100%	100%	—
Invesco S&P 500® Equal Weight Financials ETF	100%	95%	—
Invesco S&P 500® Equal Weight Health Care ETF	100%	100%	—
Invesco S&P 500® Equal Weight Industrials ETF	100%	100%	—
Invesco S&P 500® Equal Weight Materials ETF	100%	100%	—
Invesco S&P 500® Equal Weight ETF	98%	93%	—
Invesco S&P 500® Equal Weight Real Estate ETF	5%	0%	204,535
Invesco S&P 500® Equal Weight Technology ETF	100%	99%	—
Invesco S&P 500® Equal Weight Utilities ETF	100%	100%	—
Invesco S&P MidCap 400® Equal Weight ETF	86%	83%	—
Invesco S&P SmallCap 600® Equal Weight ETF	95%	94%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

119

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 100® Equal Weight ETF was held on Friday, February 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 100® Equal Weight ETF into the PowerShares S&P 100® Equal Weight Portfolio (now known as the Invesco S&P 100® Equal Weight ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	64,269	2,410	9,871	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF into the PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio (now known as the Invesco S&P 500® Equal Weight Consumer Discretionary ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	367,842	11,035	36,672	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Consumer Staples ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Consumer Staples ETF into the PowerShares S&P 500® Equal Weight Consumer Staples Portfolio (now known as the Invesco S&P 500® Equal Weight Consumer Staples ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	1,367,243	82,469	326,580	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Energy ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Energy ETF into the PowerShares S&P 500® Equal Weight Energy Portfolio (now known as the Invesco S&P 500® Equal Weight Energy ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	2,186,844	24,902	165,984	N/A

120

Proxy Results (continued)

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Financials ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Financials ETF into the PowerShares S&P 500® Equal Weight Financials Portfolio (now known as the Invesco S&P 500® Equal Weight Financials ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	3,877,205	105,516	437,132	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Health Care ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Health Care ETF into the PowerShares S&P 500® Equal Weight Health Care Portfolio (now known as the Invesco S&P 500® Equal Weight Health Care ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	1,700,205	51,429	182,898	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Industrials ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Industrials ETF into the PowerShares S&P 500® Equal Weight Industrials Portfolio (now known as the Invesco S&P 500® Equal Weight Industrials ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	853,772	23,176	84,486	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Materials ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Materials ETF into the PowerShares S&P 500® Equal Weight Materials Portfolio (now known as the Invesco S&P 500® Equal Weight Materials ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	759,285	17,736	173,904	N/A

121

Proxy Results (continued)

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight ETF into the PowerShares S&P 500® Equal Weight Portfolio (now known as the Invesco S&P 500® Equal Weight ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	68,961,292	1,502,420	5,966,668	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Real Estate ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Real Estate ETF into the PowerShares S&P 500® Equal Weight Real Estate Portfolio (now known as the Invesco S&P 500® Equal Weight Real Estate ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	336,174	15,991	75,397	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Technology ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Equal Weight Technology ETF into the PowerShares S&P 500® Equal Weight Technology Portfolio (now known as the Invesco S&P 500® Equal Weight Technology ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	4,642,605	136,316	744,231	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Equal Weight Utilities ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of Guggenheim S&P 500® Equal Weight Utilities ETF into the PowerShares S&P 500® Equal Weight Utilities Portfolio (now known as the Invesco S&P 500® Equal Weight Utilities ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	838,181	30,937	180,221	N/A

122

Proxy Results (continued)

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P MidCap 400® Equal Weight ETF was held on Friday, February 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P MidCap 400® Equal Weight ETF into the PowerShares S&P MidCap 400® Equal Weight Porfolio (now known as the Invesco S&P MidCap 400® Equal Weight ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	973,780	9,787	21,974	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P SmallCap 600® Equal Weight ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P SmallCap 600® Equal Weight ETF into the PowerShares S&P SmallCap 600® Equal Weight Portfolio (now known as the Invesco S&P SmallCap 600® Equal Weight ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	247,628	5,159	37,415	N/A

123

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

124

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

125

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

126

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008– Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

127

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

128

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

129

Board Considerations Regarding Approval of Investment Advisory Agreement

PowerShares Dow Jones Industrial Average Dividend Portfolio

PowerShares Raymond James SB-1 Equity Portfolio

PowerShares Wilshire Micro-Cap Portfolio

PowerShares Wilshire US REIT Portfolio

PowerShares S&P 100® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio

PowerShares S&P 500® Equal Weight Consumer Staples Portfolio

PowerShares S&P 500® Equal Weight Energy Portfolio

PowerShares S&P 500® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Financials Portfolio

PowerShares S&P 500® Equal Weight Health Care Portfolio

PowerShares S&P 500® Equal Weight Industrials Portfolio

PowerShares S&P 500® Equal Weight Materials Portfolio

PowerShares S&P 500® Equal Weight Real Estate Portfolio

PowerShares S&P 500® Equal Weight Technology Portfolio

PowerShares S&P 500® Equal Weight Utilities Portfolio

PowerShares S&P 500® Pure Growth Portfolio

PowerShares S&P 500® Pure Value Portfolio

PowerShares S&P 500® Top 50 Portfolio

PowerShares S&P MidCap 400® Equal Weight Portfolio

PowerShares S&P MidCap 400® Pure Growth Portfolio

PowerShares S&P MidCap 400® Pure Value Portfolio

PowerShares S&P SmallCap 600® Equal Weight Portfolio

PowerShares S&P SmallCap 600® Pure Growth Portfolio

PowerShares S&P SmallCap 600® Pure Value Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees noted that the fee data provided by the Adviser included only seven passive peer ETFs for PowerShares S&P 500® Equal

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

130

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

Weight Utilities Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group, as applicable, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[1]
PowerShares Dow Jones Industrial Average Dividend Portfolio	Lower than median (24)	Lower than median (4)	Lower than median (136)	Lower than median (4)
PowerShares Raymond James SB-1 Equity Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	N/A
PowerShares Wilshire Micro-Cap Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	Lower than median (2)
PowerShares Wilshire US REIT Portfolio	Lower than median (14)	Higher than median (3)	Lower than median (65)	Higher than median (5)
PowerShares S&P 100® Equal Weight Portfolio	Higher than median (28)	Lower than median (23)	Lower than median (199)	Lower than median (1)
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	Same as median (10)	Higher than median (1)	Lower than median (8)	Lower than median (2)
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	Lower than median (10)	Higher than median (1)	Lower than median (7)	Lower than median (2)
PowerShares S&P 500® Equal Weight Energy Portfolio	Lower than median (17)	Higher than median (1)	Lower than median (19)	Lower than median (2)
PowerShares S&P 500® Equal Weight Portfolio	Lower than median (33)	Lower than median (20)	Lower than median (196)	Lower than median (1)
PowerShares S&P 500® Equal Weight Financials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (23)	Lower than median (3)
PowerShares S&P 500® Equal Weight Health Care Portfolio	Lower than median (23)	Higher than median (1)	Lower than median (22)	Lower than median (2)
PowerShares S&P 500® Equal Weight Industrials Portfolio	Lower than median (20)	Higher than median (1)	Lower than median (10)	Lower than median (2)
PowerShares S&P 500® Equal Weight Materials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (3)	Lower than median (2)
PowerShares S&P 500® Equal Weight Real Estate Portfolio	Higher than median (14)	Higher than median (3)	Lower than median (65)	N/A
PowerShares S&P 500® Equal Weight Technology Portfolio	Lower than median (26)	Higher than median (2)	Lower than median (34)	Lower than median (2)
PowerShares S&P 500® Equal Weight Utilities Portfolio	Lower than median (7)	Lower than median (2)	Lower than median (12)	Lower than median (2)
PowerShares S&P 500® Pure Growth Portfolio	Lower than median (10)	Lower than median (8)	Lower than median (143)	Lower than median (1)
PowerShares S&P 500® Pure Value Portfolio	Same as median (12)	Lower than median (9)	Lower than median (99)	Lower than median (3)
PowerShares S&P 500® Top 50 Portfolio	Same as median (28)	Lower than median (23)	Lower than median (199)	Higher than median (2)
PowerShares S&P MidCap 400® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P MidCap 400® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)
PowerShares S&P MidCap 400® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)
PowerShares S&P SmallCap 600® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P SmallCap 600® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)
PowerShares S&P SmallCap 600® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)

The Trustees noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

[1]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

131

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

132

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST1-AR-2	invesco.com/us

Invesco Annual Report to Shareholders

April 30, 2018

RPG	Invesco S&P 500® Pure Growth ETF
RPV	Invesco S&P 500® Pure Value ETF
XLG	Invesco S&P 500® Top 50 ETF
RFG	Invesco S&P MidCap 400® Pure Growth ETF
RFV	Invesco S&P MidCap 400® Pure Value ETF
RZG	Invesco S&P SmallCap 600® Pure Growth ETF
RZV	Invesco S&P SmallCap 600® Pure Value ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

[1]	Source: U.S. Treasury
[2]	Source: U.S. Federal Reserve

3

RPG	Manager’s Analysis
Invesco S&P 500® Pure Growth ETF (RPG)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Pure Growth ETF (formerly known as PowerShares S&P 500® Pure Growth Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Pure Growth Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is narrow in focus, containing only those S&P 500® companies with strong growth characteristics as selected by S&P Dow Jones Indices LLC (“S&P”), the index provider.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 5.71%. On a net asset value (“NAV”) basis, the Fund returned 5.61%. During the same time period, the Index returned 5.79%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the S&P 500® Growth Index (the “Benchmark Index”) returned 5.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 290 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of growth style of the U.S. equity universe. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the S&P 500® Index because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed marginally from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the consumer staples sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the

Benchmark Index during that period can be attributed primarily to the fees and operating expenses that the Fund incurred.

For the fiscal period ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The materials sector was the only detracting sector from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Netflix, Inc., a consumer discretionary company (portfolio average weight of 1.81%) and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 1.65%). Positions that detracted most significantly from the Fund’s return during this period included Applied Materials, Inc., an information technology company (portfolio average weight of 2.20%) and Lam Research Corp., an information technology company (portfolio average weight of 1.82%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	39.3
Health Care	20.9
Consumer Discretionary	14.7
Financials	9.0
Industrials	7.3
Real Estate	5.1
Consumer Staples	1.9
Materials	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Netflix, Inc.	2.4
Adobe Systems, Inc.	1.9
Amazon.com, Inc.	1.9
Red Hat, Inc.	1.9
NVIDIA Corp.	1.8
Centene Corp.	1.7
Vertex Pharmaceuticals, Inc.	1.6
Applied Materials, Inc.	1.6
Align Technology, Inc.	1.5
MSCI, Inc., Class A	1.5
Total	17.8

*	Excluding money market fund holdings.

4

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
S&P 500® Pure Growth Index	20.41%	11.08%	37.05%	15.13%	102.28%	12.63%	228.46%	10.99%	255.47%
S&P 500® Growth Index	17.72	12.58	42.70	14.97	100.84	10.74	177.45	9.82	212.65
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.34	164.98
Fund††
NAV Return	19.96	10.68	35.60	14.72	98.66	12.23	216.89	10.59	240.40
Market Price Return	20.09	10.73	35.76	14.74	98.84	12.21	216.42	10.60	240.73

Predecessor Fund Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

RPV	Manager’s Analysis
Invesco S&P 500® Pure Value ETF (RPV)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Pure Value ETF (formerly known as PowerShares S&P 500® Pure Value Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500® Pure Value Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is narrow in focus, containing only those S&P 500® companies with strong value characteristics as selected by S&P Dow Jones Indices LLC (“S&P”), the index provider.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 7.25%. On a net asset value (“NAV”) basis, the Fund returned 7.17%. During the same time period, the Index returned 7.38%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Value Index (the “Benchmark Index”) returned 1.87%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 390 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of value style of the U.S. equity universe. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the S&P 500® Index because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the consumer discretionary sector.

For the fiscal period ended April 30, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Valero Energy Corp., an energy company (portfolio average weight of 1.70%) and Kohl’s Corp., a consumer discretionary company (portfolio average weight of 1.76%). Positions that detracted most significantly from the Fund’s return during this period included Signet Jewelers Ltd., a consumer discretionary company (no longer held at fiscal year-end) and Patterson Cos., Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	28.7
Consumer Discretionary	19.4
Energy	12.3
Health Care	11.1
Consumer Staples	7.3
Industrials	7.3
Utilities	3.8
Information Technology	3.6
Materials	3.2
Telecommunication Services	3.2
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
CenturyLink, Inc.	2.7
Envision Healthcare Corp.	2.3
Berkshire Hathaway, Inc., Class B	2.2
Kohl’s Corp.	2.1
Archer-Daniels-Midland Co.	2.0
Macy’s, Inc.	2.0
Andeavor	1.8
Valero Energy Corp.	1.8
Hewlett Packard Enterprise Co.	1.7
XL Group Ltd.	1.7
Total	20.3

6

Invesco S&P 500® Pure Value ETF (RPV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
S&P 500® Pure Value Index	15.22%	8.81%	28.81%	13.54%	88.67%	11.44%	195.27%	9.43%	199.33%
S&P 500® Value Index	8.31	8.04	26.12	10.59	65.42	7.08	98.16	6.68	119.48
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.34	164.98
Fund††
NAV Return	14.76	8.42	27.43	13.15	85.44	10.94	182.49	8.97	184.20
Market Price Return	14.87	8.46	27.58	13.13	85.35	10.93	182.20	8.97	184.46

Predecessor Fund Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

7

XLG	Manager’s Analysis
Invesco S&P 500® Top 50 ETF (XLG)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) was reorganized into Invesco S&P 500® Top 50 ETF (formerly known as PowerShares S&P 500® Top 50 Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P 500® Top 50 ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the daily performance of the S&P 500® Top 50 Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

S&P Dow Jones Indices LLC (“S&P”) is the index provider for the Index, which includes 50 of the largest capitalization members of the S&P 500® Index. The Index’s components are weighted by float-adjusted market capitalization.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 3.20%. On a net asset value (“NAV”) basis, the Fund returned 3.20%. During the same time period, the Index returned 3.29%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 3.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue chip companies.

The performance of the Fund differed minimally from the Benchmark Index because both the Fund and the Index employ similar stock universe selection processes and weighting methodologies.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in, as well as security selection within, the consumer discretionary sector.

For the fiscal period ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the industrials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 4.81%) and Microsoft Corp., an information technology company (portfolio average weight of 6.16%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 1.26%) and Philip Morris International, Inc., a consumer staples company (portfolio average weight of 1.43%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	34.7
Health Care	14.4
Consumer Discretionary	13.4
Financials	13.2
Consumer Staples	7.8
Industrials	6.7
Energy	6.1
Telecommunication Services	3.7
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Apple, Inc.	7.7
Microsoft Corp.	6.6
Amazon.com, Inc.	5.8
Facebook, Inc., Class A	3.8
JPMorgan Chase & Co.	3.4
Berkshire Hathaway, Inc., Class B	3.4
Johnson & Johnson	3.1
Exxon Mobil Corp.	3.0
Alphabet, Inc., Class C	2.8
Alphabet, Inc., Class A	2.8
Total	42.4

8

Invesco S&P 500® Top 50 ETF (XLG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-S&P 500® Top 50 Index†	13.26%	11.66%	39.20%	12.98%	84.06%	8.70%	130.35%	8.11%	175.46%
S&P 100 Index	12.40	10.67	35.54	12.56	80.71	8.64	128.97	8.24	179.61
Fund†††
NAV Return	12.99	11.43	38.36	12.73	82.09	8.50	126.11	7.90	168.49
Market Price Return	13.15	11.48	38.55	12.79	82.50	8.53	126.66	7.91	168.87

Predecessor Fund Inception: May 4, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-S&P 500® Top 50 Index performance is comprised of the performance of the Russell Top 50® Mega Cap Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RFG	Manager’s Analysis
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) was reorganized into Invesco S&P MidCap 400® Pure Growth ETF (formerly known as PowerShares S&P MidCap 400® Pure Growth Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P MidCap 400® Pure Growth Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is narrow in focus, containing only those S&P MidCap 400® companies with strong growth characteristics as selected by S&P Dow Jones Indices LLC (“S&P”), the index provider.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 3.45%. On a net asset value (“NAV”) basis, the Fund returned 3.32%. During the same time period, the Index returned 3.51%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P MidCap 400® Growth Index (the “Benchmark Index”) returned 3.74%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of growth style of the mid-cap segment of the U.S. equity universe. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the S&P 500® Index because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the real estate sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the information technology sector as well as fees and operating expenses that the Fund incurred.

For the fiscal period ended April 30, 2018, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The utilities and information technology sectors were the only detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included ABIOMED, Inc., a health care company (portfolio average weight of 2.56%) and Bioverativ, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Akorn, Inc., a health care company (portfolio average weight of 1.36%) and LendingTree, Inc., a financials company (portfolio average weight of 0.59%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	26.3
Consumer Discretionary	20.2
Health Care	19.0
Financials	13.2
Industrials	12.7
Materials	3.8
Real Estate	2.9
Consumer Staples	1.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
ABIOMED, Inc.	2.8
Medidata Solutions, Inc.	1.9
Fortinet, Inc.	1.9
MKS Instruments, Inc.	1.9
Louisiana-Pacific Corp.	1.9
Churchill Downs, Inc.	1.8
KLX, Inc.	1.7
Scientific Games Corp., Class A	1.7
LivaNova PLC	1.7
Jabil, Inc.	1.7
Total	19.0

*	Excluding money market fund holdings.

10

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Growth Index	12.98%	7.34%	23.69%	9.73%	59.11%	11.69%	202.23%	10.08%	221.50%
S&P MidCap 400® Growth Index	12.53	10.33	34.29	12.11	77.07	10.56	172.90	9.62	205.61
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.34	164.98
Fund††
NAV Return	12.59	6.95	22.34	9.39	56.63	11.33	192.43	9.72	209.04
Market Price Return	12.73	7.02	22.57	9.42	56.86	11.32	192.34	9.73	209.34

Predecessor Fund Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RFV	Manager’s Analysis
Invesco S&P MidCap 400® Pure Value ETF (RFV)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) was reorganized into Invesco S&P MidCap 400® Pure Value ETF (formerly known as PowerShares S&P MidCap 400® Pure Value Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P MidCap 400® Pure Value Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is narrow in focus, containing only those S&P MidCap 400® companies with strong value characteristics as selected by S&P Dow Jones Indices LLC (“S&P”), the index provider.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 1.19%. On a net asset value (“NAV”) basis, the Fund returned 1.05%. During the same time period, the Index returned 1.18%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Value Index (the “Benchmark Index”) returned 1.84%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 300 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of value style of the mid-cap segment of the U.S. equity universe. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the S&P 500® Index because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the utilities sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the

Benchmark Index during that period can be attributed to the Fund being underweight in the financials sector, followed by an overweighting in the consumer discretionary and an underweighting in the consumer staples sectors, respectively.

For the fiscal period ended April 30, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Dillard’s, Inc., Class A, a consumer discretionary company (portfolio average weight of 2.56%) and HollyFrontier Corp., an energy company (portfolio average weight of 1.43%). Positions that detracted most significantly from the Fund’s return during this period included Office Depot, Inc., a consumer discretionary company (portfolio average weight of 1.90%) and TreeHouse Foods, Inc., a consumer staples company (portfolio average weight of 1.35%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Consumer Discretionary	19.4
Energy	16.3
Financials	15.5
Industrials	14.0
Information Technology	12.9
Materials	9.2
Health Care	5.9
Consumer Staples	3.3
Real Estate	1.8
Telecommunication Services	1.7
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Dillard’s, Inc., Class A	3.1
LifePoint Health, Inc.	2.8
Avnet, Inc.	2.5
NOW, Inc.	2.2
Genworth Financial, Inc., Class A	2.2
PBF Energy, Inc., Class A	2.2
Dick’s Sporting Goods, Inc.	2.1
Arrow Electronics, Inc.	2.0
Signet Jewelers Ltd.	1.9
GameStop Corp., Class A	1.9
Total	22.9

12

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Value Index	7.54%	7.39%	23.86%	11.09%	69.23%	9.68%	151.97%	8.42%	167.44%
S&P MidCap 400® Value Index	6.84	8.12	26.38	11.16	69.69	9.41	145.85	8.28	163.31
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.34	164.98
Fund††
NAV Return	7.28	7.06	22.72	10.73	66.48	9.17	140.56	8.01	155.22
Market Price Return	7.45	7.16	23.05	10.79	66.89	9.16	140.13	8.01	155.44

Predecessor Fund Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RZG	Manager’s Analysis
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) was reorganized into Invesco S&P SmallCap 600® Pure Growth ETF (formerly known as PowerShares S&P SmallCap 600® Pure Growth Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P SmallCap 600® Pure Growth Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is narrow in focus, containing only those S&P SmallCap 600® companies with strong growth characteristics as selected by S&P Dow Jones Indices LLC (“S&P”), the index provider.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 3.36%. On a net asset value (“NAV”) basis, the Fund returned 3.32%. During the same time period, the Index returned 3.39%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Growth Index (the “Benchmark Index”) returned 5.48%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 330 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of growth style of the small-cap segment of the U.S. equity universe. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the S&P 500® Index because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to security selection in the health care and information technology sectors.

For the fiscal period ended April 30, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the materials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included LendingTree, Inc., a financials company (no longer held at fiscal year-end) and Enanta Pharmaceuticals, Inc., a health care company (portfolio average weight of 1.15%). Positions that detracted most significantly from the Fund’s return during this period included MiMedx Group, Inc., a health care company (portfolio average weight of 1.14%) and Mercury Systems, Inc., an industrials company (portfolio average weight of 1.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Health Care	28.0
Information Technology	23.2
Consumer Discretionary	15.0
Industrials	14.3
Financials	8.4
Consumer Staples	4.2
Real Estate	4.1
Materials	2.2
Telecommunication Services	0.6
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Enanta Pharmaceuticals, Inc.	1.7
Qualys, Inc.	1.6
BioTelemetry, Inc.	1.6
Supernus Pharmaceuticals, Inc.	1.4
Cutera, Inc.	1.4
Insperity, Inc.	1.4
AMN Healthcare Services, Inc.	1.3
OraSure Technologies, Inc.	1.3
Walker & Dunlop, Inc.	1.3
Innoviva, Inc.	1.3
Total	14.3

14

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Growth Index	12.72%	10.87%	36.28%	14.48%	96.61%	12.34%	220.12%	9.91%	215.62%
S&P SmallCap 600® Growth Index	13.85	12.68	43.08	14.57	97.36	11.53	197.87	9.80	211.71
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.34	164.98
Fund††
NAV Return	12.48	10.60	35.29	14.18	94.10	12.04	211.78	9.64	206.24
Market Price Return	12.89	10.61	35.34	14.29	95.01	12.12	213.83	9.65	206.73

Predecessor Fund Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RZV	Manager’s Analysis
Invesco S&P SmallCap 600® Pure Value ETF (RZV)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) was reorganized into Invesco S&P SmallCap 600® Pure Value ETF (formerly known as PowerShares S&P SmallCap 600® Pure Value Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P SmallCap 600® Pure Value Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in component securities included in the Index.

The Index is narrow in focus, containing only those S&P SmallCap 600® companies with strong value characteristics as selected by S&P Dow Jones Indices LLC (“S&P”), the index provider.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to April 30. For the fiscal period from November 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 1.76%. On a net asset value (“NAV”) basis, the Fund returned 1.87%. During the same time period, the Index returned 2.02%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P SmallCap 600® Value Index (the “Benchmark Index”) returned 3.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 460 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of value style of the small-cap segment of the U.S. equity universe. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the S&P 500® Index because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the

Benchmark Index during that period can be attributed to the Fund being underweight in, and security selection within, the health care sector.

For the fiscal period ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Abercrombie & Fitch Co., Class A, a consumer discretionary company (portfolio average weight of 1.27%) and Enova International, Inc., a financials company (portfolio average weight of 0.65%). Positions that detracted most significantly from the Fund’s return during this period included Roadrunner Transportation Systems, Inc., an industrials company (portfolio average weight of 0.79%) and Aceto Corp., a health care company (portfolio average weight of 0.60%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Consumer Discretionary	33.0
Industrials	16.4
Financials	12.1
Information Technology	11.6
Energy	8.0
Materials	7.1
Consumer Staples	4.5
Health Care	4.2
Real Estate	2.0
Telecommunication Services	1.1
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Abercrombie & Fitch Co., Class A	1.5
Finish Line, Inc. (The), Class A	1.5
Olympic Steel, Inc.	1.5
Big 5 Sporting Goods Corp.	1.5
Veritiv Corp.	1.4
Hibbett Sports, Inc.	1.4
Green Plains, Inc.	1.4
Kelly Services, Inc., Class A	1.3
Perry Ellis International, Inc.	1.2
Barnes & Noble Education, Inc.	1.2
Total	13.9

16

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Value Index	6.57%	4.74%	14.91%	10.09%	61.73%	9.87%	156.36%	6.66%	118.96%
S&P SmallCap 600® Value Index	11.68	11.27	37.78	13.05	84.68	10.46	170.39	8.36	165.46
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.34	164.98
Fund††
NAV Return	6.37	4.47	14.03	9.77	59.36	9.65	151.18	6.42	113.09
Market Price Return	6.72	4.43	13.88	9.83	59.84	9.66	151.39	6.43	113.34

Predecessor Fund Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

Schedule of Investments(a)

Invesco S&P 500® Pure Growth ETF (RPG)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—14.7%
27,920	Amazon.com, Inc.(b)	$43,726,350
227,639	Aptiv PLC	19,253,707
8,312	Booking Holdings, Inc.(b)	18,103,536
60,508	Charter Communications, Inc., Class A(b)	16,415,215
639,005	D.R. Horton, Inc.	28,205,681
173,281	Dollar Tree, Inc.(b)	16,615,915
89,544	Home Depot, Inc. (The)	16,547,731
203,053	Marriott International, Inc., Class A	27,753,284
243,342	Michael Kors Holdings Ltd.(b)	16,649,460
178,140	Netflix, Inc.(b)	55,661,624
420,665	Norwegian Cruise Line Holdings Ltd.(b)	22,492,958
1,064,740	PulteGroup, Inc.	32,325,506
180,299	Wyndham Worldwide Corp.	20,591,949
60,491	Wynn Resorts Ltd.	11,262,819

		345,605,735

	Consumer Staples—1.9%
62,300	Constellation Brands, Inc., Class A	14,523,999
136,067	Estee Lauder Cos., Inc. (The), Class A	20,150,162
192,097	Monster Beverage Corp.(b)	10,565,335

		45,239,496

	Financials—9.0%
270,566	Cboe Global Markets, Inc.	28,891,037
250,145	Charles Schwab Corp. (The)	13,928,074
391,880	E*TRADE Financial Corp.(b)	23,779,278
263,418	Intercontinental Exchange, Inc.	19,087,268
126,018	Moody’s Corp.	20,440,120
234,997	MSCI, Inc., Class A	35,209,601
432,934	Progressive Corp. (The)	26,101,591
73,182	S&P Global, Inc.	13,802,125
49,029	SVB Financial Group(b)	14,689,579
126,242	T. Rowe Price Group, Inc.	14,368,864

		210,297,537

	Health Care—20.9%
222,473	Abbott Laboratories	12,932,355
248,590	AbbVie, Inc.	24,001,364
267,605	Agilent Technologies, Inc.	17,592,353
145,031	Align Technology, Inc.(b)	36,235,995
49,143	Becton, Dickinson and Co.	11,394,787
511,119	Boston Scientific Corp.(b)	14,679,338
83,067	Celgene Corp.(b)	7,235,136
356,384	Centene Corp.(b)	38,696,175
354,109	Cerner Corp.(b)	20,626,849
90,912	Cigna Corp.	15,620,500
55,275	Cooper Cos., Inc. (The)	12,641,945
175,998	Edwards Lifesciences Corp.(b)	22,415,105
538,083	Hologic, Inc.(b)	20,872,240
107,236	IDEXX Laboratories, Inc.(b)	20,856,330
109,403	Illumina, Inc.(b)	26,358,465
105,369	Incyte Corp.(b)	6,526,556
67,272	Intuitive Surgical, Inc.(b)	29,652,152
24,942	Mettler-Toledo International, Inc.(b)	13,965,774
120,233	Nektar Therapeutics, Class A(b)	10,058,693
30,501	Regeneron Pharmaceuticals, Inc.(b)	9,262,544
169,907	ResMed, Inc.	16,079,998
88,888	Stryker Corp.	15,059,405
106,295	UnitedHealth Group, Inc.	25,128,138

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
250,389	Vertex Pharmaceuticals, Inc.(b)	$38,349,579
67,558	Waters Corp.(b)	12,728,603
139,694	Zoetis, Inc.	11,661,655

		490,632,034

	Industrials—7.3%
211,545	A.O. Smith Corp.	12,978,286
178,802	AMETEK, Inc.	12,480,380
69,773	Boeing Co. (The)	23,273,482
108,319	Cintas Corp.	18,446,726
185,861	CSX Corp.	11,038,285
205,776	Fortune Brands Home & Security, Inc.	11,253,889
49,140	Illinois Tool Works, Inc.	6,978,863
103,167	Rockwell Collins, Inc.	13,673,754
54,462	Roper Technologies, Inc.	14,388,316
42,208	TransDigm Group, Inc.	13,530,618
125,074	United Rentals, Inc.(b)	18,761,100
180,343	Waste Management, Inc.	14,660,082

		171,463,781

	Information Technology—39.3%
489,639	Activision Blizzard, Inc.	32,487,548
203,524	Adobe Systems, Inc.(b)	45,100,918
10,154	Alphabet, Inc., Class A(b)	10,342,661
10,282	Alphabet, Inc., Class C(b)	10,460,187
145,745	Amphenol Corp., Class A	12,200,314
175,387	Analog Devices, Inc.	15,320,054
125,800	ANSYS, Inc.(b)	20,336,828
141,756	Apple, Inc.	23,426,597
751,241	Applied Materials, Inc.	37,314,141
127,140	Broadcom, Inc.	29,168,459
546,059	Cadence Design Systems, Inc.(b)	21,875,124
235,681	Cognizant Technology Solutions Corp., Class A	19,283,419
720,590	Corning, Inc.	19,470,342
590,208	eBay, Inc.(b)	22,357,079
115,351	Electronic Arts, Inc.(b)	13,609,111
176,573	Facebook, Inc., Class A(b)	30,370,556
150,568	Fiserv, Inc.(b)	10,669,249
119,601	Gartner, Inc.(b)	14,506,405
203,983	Global Payments, Inc.	23,060,278
101,152	Intuit, Inc.	18,691,878
158,528	IPG Photonics Corp.(b)	33,771,220
115,508	KLA-Tencor Corp.	11,751,784
187,195	Lam Research Corp.	34,642,307
136,767	Mastercard, Inc., Class A	24,381,453
236,193	Microchip Technology, Inc.	19,759,906
483,084	Micron Technology, Inc.(b)	22,212,202
193,975	Motorola Solutions, Inc.	21,304,274
216,907	NetApp, Inc.	14,441,668
185,131	NVIDIA Corp.	41,635,962
469,407	PayPal Holdings, Inc.(b)	35,022,456
358,627	Qorvo, Inc.(b)	24,171,460
267,678	Red Hat, Inc.(b)	43,647,575
274,262	salesforce.com, inc.(b)	33,182,959
239,402	Skyworks Solutions, Inc.	20,770,518
205,936	Synopsys, Inc.(b)	17,609,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
99,978	Texas Instruments, Inc.	$10,140,769
405,447	Total System Services, Inc.	34,081,875
188,179	VeriSign, Inc.(b)	22,095,978
217,056	Visa, Inc., Class A	27,540,065

		922,215,166

	Materials—1.7%
129,618	Avery Dennison Corp.	13,585,263
119,547	FMC Corp.	9,531,482
42,694	Sherwin-Williams Co. (The)	15,696,876

		38,813,621

	Real Estate—5.1%
143,276	American Tower Corp. REIT	19,537,115
626,306	CBRE Group, Inc., Class A(b)	28,377,925
20,017	Equinix, Inc. REIT	8,422,953
195,864	Extra Space Storage, Inc. REIT	17,547,456
380,456	Prologis, Inc. REIT	24,695,399
129,383	SBA Communications Corp. REIT(b)	20,731,038

		119,311,886

	Total Common Stocks & Other Equity Interests (Cost $1,935,340,851)	2,343,579,256

	Money Market Fund—0.1%
2,149,850	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $2,149,850)	2,149,850

	Total Investments in Securities (Cost $1,937,490,701)—100.0%	2,345,729,106
	Other assets less liabilities—0.0%	17,544

	Net Assets—100.0%	$2,345,746,650

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Schedule of Investments(a)

Invesco S&P 500® Pure Value ETF (RPV)

April 30, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Consumer Discretionary—19.4%
60,065	Advance Auto Parts, Inc.	$6,874,439
149,041	Best Buy Co., Inc.	11,406,108
133,253	Discovery, Inc., Class A(b)	3,151,433
177,956	Discovery, Inc., Class C(b)	3,954,182
183,131	Foot Locker, Inc.	7,889,283
1,221,836	Ford Motor Co.	13,733,437
112,528	Gap, Inc. (The)	3,290,319
368,355	General Motors Co.	13,533,363
31,907	Genuine Parts Co.	2,818,026
377,006	Goodyear Tire & Rubber Co. (The)	9,466,621
145,647	Interpublic Group of Cos., Inc. (The)	3,435,813
299,088	Kohl’s Corp.	18,579,347
560,584	Macy’s, Inc.	17,417,345
319,820	Newell Brands, Inc.	8,836,627
363,965	News Corp., Class A	5,816,161
116,346	News Corp., Class B	1,890,622
136,208	Nordstrom, Inc.	6,886,676
33,206	PVH Corp.	5,302,002
163,580	Target Corp.	11,875,908
248,717	Viacom, Inc., Class B	7,501,305
48,277	Whirlpool Corp.	7,480,521

		171,139,538

	Consumer Staples—7.3%
392,940	Archer-Daniels-Midland Co.	17,831,617
18,553	Costco Wholesale Corp.	3,657,909
228,282	Coty, Inc., Class A	3,960,693
25,986	JM Smucker Co. (The)	2,964,483
382,129	Kroger Co. (The)	9,625,830
86,139	Molson Coors Brewing Co., Class B	6,136,542
67,913	Sysco Corp.	4,247,279
62,555	Tyson Foods, Inc., Class A	4,385,105
92,180	Walgreens Boots Alliance, Inc.	6,125,361
59,249	Walmart, Inc.	5,241,167

		64,175,986

	Energy—12.3%
116,799	Andeavor	16,155,638
404,613	Baker Hughes a GE Co.	14,610,576
34,491	Chevron Corp.	4,315,169
38,595	Exxon Mobil Corp.	3,000,761
381,479	Kinder Morgan, Inc.	6,034,998
149,476	Marathon Petroleum Corp.	11,197,247
184,487	National Oilwell Varco, Inc.	7,134,112
81,891	Phillips 66	9,115,287
465,019	Range Resources Corp.	6,440,513
443,540	TechnipFMC PLC (United Kingdom)	14,619,078
145,587	Valero Energy Corp.	16,149,966

		108,773,345

	Financials—28.7%
129,408	Aflac, Inc.	5,897,123
142,760	American International Group, Inc.	7,994,560
94,429	Assurant, Inc.	8,764,900
70,595	Bank of New York Mellon Corp. (The)	3,848,133
78,724	BB&T Corp.	4,156,627
101,180	Berkshire Hathaway, Inc., Class B(b)	19,601,601
100,752	Capital One Financial Corp.	9,130,146
34,938	Chubb Ltd.	4,740,038

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
48,161	Cincinnati Financial Corp.	$3,387,645
119,179	Citigroup, Inc.	8,136,350
187,720	Citizens Financial Group, Inc.	7,788,503
38,032	Everest Re Group Ltd.	8,848,905
150,822	Fifth Third Bancorp	5,002,766
24,364	Goldman Sachs Group, Inc. (The)	5,806,672
147,908	Hartford Financial Services Group, Inc. (The)	7,963,367
213,052	Huntington Bancshares, Inc.	3,176,605
82,457	Invesco Ltd.(c)	2,388,779
34,220	JPMorgan Chase & Co.	3,722,452
221,767	KeyCorp	4,417,599
528,517	Leucadia National Corp.	12,705,549
140,568	Lincoln National Corp.	9,929,723
226,273	Loews Corp.	11,870,282
188,535	MetLife, Inc.	8,987,463
113,411	Morgan Stanley	5,854,276
779,361	Navient Corp.	10,334,327
296,097	People’s United Financial, Inc.	5,415,614
21,927	PNC Financial Services Group, Inc. (The)	3,192,790
115,865	Prudential Financial, Inc.	12,318,767
336,428	Regions Financial Corp.	6,291,204
81,054	SunTrust Banks, Inc.	5,414,407
45,951	Travelers Cos., Inc. (The)	6,047,152
146,491	Unum Group	7,087,235
69,536	Wells Fargo & Co.	3,613,091
263,499	XL Group Ltd. (Bermuda)	14,647,909
86,776	Zions Bancorporation	4,750,986

		253,233,546

	Health Care—11.1%
77,787	AmerisourceBergen Corp.	7,045,946
183,304	Cardinal Health, Inc.	11,762,618
170,644	CVS Health Corp.	11,916,071
82,816	DaVita, Inc.(b)	5,200,017
540,782	Envision Healthcare Corp.(b)	20,100,867
177,244	Express Scripts Holding Co.(b)	13,417,371
19,869	Humana, Inc.	5,845,062
74,996	McKesson Corp.	11,715,125
143,961	Mylan NV(b)	5,579,928
50,671	Universal Health Services, Inc., Class B	5,786,628

		98,369,633

	Industrials—7.3%
60,492	Alaska Air Group, Inc.	3,927,745
87,155	Delta Air Lines, Inc.	4,551,234
45,118	Eaton Corp. PLC	3,385,203
237,446	Fluor Corp.	13,997,442
211,161	General Electric Co.	2,971,035
106,873	Jacobs Engineering Group, Inc.	6,208,253
149,387	Johnson Controls International PLC	5,059,738
259,434	Quanta Services, Inc.(b)	8,431,605
64,462	Textron, Inc.	4,005,669
169,556	United Continental Holdings, Inc.(b)	11,451,812

		63,989,736

	Information Technology—3.6%
891,762	Hewlett Packard Enterprise Co.	15,204,542
66,631	Western Digital Corp.	5,249,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P 500® Pure Value ETF (RPV) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
353,345	Xerox Corp.	$11,112,700

		31,567,099

	Materials—3.2%
56,242	DowDuPont, Inc.	3,556,744
469,971	Mosaic Co. (The)	12,665,718
93,304	Nucor Corp.	5,749,393
108,688	WestRock Co.	6,429,982

		28,401,837

	Telecommunication Services—3.2%
132,693	AT&T, Inc.	4,339,061
1,289,010	CenturyLink, Inc.	23,949,806

		28,288,867

	Utilities—3.8%
808,095	AES Corp. (The)	9,891,083
43,582	Duke Energy Corp.	3,493,533
174,019	Exelon Corp.	6,905,074
118,063	PG&E Corp.	5,442,704
222,776	SCANA Corp.	8,191,474

		33,923,868

	Total Investments in Securities (Cost $844,034,233)—99.9%	881,863,455
	Other assets less liabilities—0.1%	528,835

	Net Assets—100.0%	$882,392,290

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments(a)

Invesco S&P 500® Top 50 ETF (XLG)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—13.4%
25,184	Amazon.com, Inc.(b)	$39,441,418
3,057	Booking Holdings, Inc.(b)	6,658,146
290,505	Comcast Corp., Class A	9,118,952
73,189	Home Depot, Inc. (The)	13,525,327
49,964	McDonald’s Corp.	8,365,972
88,079	Starbucks Corp.	5,070,708
94,244	Walt Disney Co. (The)	9,455,501

		91,636,024

	Consumer Staples—7.8%
119,111	Altria Group, Inc.	6,683,318
240,631	Coca-Cola Co. (The)	10,397,665
89,133	PepsiCo, Inc.	8,997,085
97,344	Philip Morris International, Inc.	7,982,208
158,005	Procter & Gamble Co. (The)	11,430,082
90,978	Walmart, Inc.	8,047,914

		53,538,272

	Energy—6.1%
119,726	Chevron Corp.	14,978,920
265,573	Exxon Mobil Corp.	20,648,300
86,739	Schlumberger Ltd.	5,946,826

		41,574,046

	Financials—13.2%
599,628	Bank of America Corp.	17,940,870
120,626	Berkshire Hathaway, Inc., Class B(b)	23,368,875
161,080	Citigroup, Inc.	10,996,932
215,100	JPMorgan Chase & Co.	23,398,578
275,144	Wells Fargo & Co.	14,296,482

		90,001,737

	Health Care—14.4%
99,911	AbbVie, Inc.	9,646,407
41,896	Amgen, Inc.	7,310,014
102,323	Bristol-Myers Squibb Co.	5,334,098
47,143	Celgene Corp.(b)	4,106,155
82,103	Gilead Sciences, Inc.	5,930,300
168,152	Johnson & Johnson	21,269,546
84,942	Medtronic PLC	6,806,402
168,985	Merck & Co., Inc.	9,948,147
373,098	Pfizer, Inc.	13,659,118
60,649	UnitedHealth Group, Inc.	14,337,424

		98,347,611

	Industrials—6.7%
37,323	3M Co.	7,255,218
34,671	Boeing Co. (The)	11,564,859
544,184	General Electric Co.	7,656,669
47,132	Honeywell International, Inc.	6,819,058
49,336	Union Pacific Corp.	6,592,769
46,618	United Technologies Corp.	5,601,153

		45,489,726

	Information Technology—34.7%
18,708	Alphabet, Inc., Class A(b)	19,055,595
19,076	Alphabet, Inc., Class C(b)	19,406,587
318,016	Apple, Inc.	52,555,324
25,727	Broadcom, Inc.	5,902,288

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
301,940	Cisco Systems, Inc.	$13,372,923
150,165	Facebook, Inc., Class A(b)	25,828,380
293,321	Intel Corp.	15,141,230
53,693	International Business Machines Corp.	7,783,337
57,859	Mastercard, Inc., Class A	10,314,524
482,588	Microsoft Corp.	45,131,630
189,400	Oracle Corp.	8,649,898
112,980	Visa, Inc., Class A	14,334,902

		237,476,618

	Telecommunication Services—3.7%
384,827	AT&T, Inc.	12,583,843
258,722	Verizon Communications, Inc.	12,767,931

		25,351,774

	Total Investments in Securities (Cost $515,233,400)—100.0%	683,415,808
	Other assets less liabilities—0.0%	75,335

	Net Assets—100.0%	$683,491,143

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments(a)

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—20.2%
113,810	Boyd Gaming Corp.	$3,779,630
38,124	Churchill Downs, Inc.	10,468,851
104,475	Delphi Technologies PLC	5,057,635
23,899	Domino’s Pizza, Inc.	5,777,105
130,920	Five Below, Inc.(b)	9,244,261
329,075	KB Home	8,736,941
159,543	Live Nation Entertainment, Inc.(b)	6,297,162
200,468	New York Times Co. (The), Class A	4,700,975
2,761	NVR, Inc.(b)	8,559,100
34,737	Polaris Industries, Inc.	3,641,132
25,191	Pool Corp.	3,496,763
190,790	Scientific Games Corp., Class A(b)	10,169,107
131,437	Service Corp. International	4,798,765
268,229	Skechers U.S.A., Inc., Class A(b)	7,644,527
80,310	Sotheby’s(b)	4,240,368
59,281	Thor Industries, Inc.	6,292,085
185,171	Toll Brothers, Inc.	7,806,809
552,435	TRI Pointe Group, Inc.(b)	9,452,163

		120,163,379

	Consumer Staples—1.9%
83,776	Lamb Weston Holdings, Inc.	5,472,248
244,302	Sprouts Farmers Market, Inc.(b)	6,114,879

		11,587,127

	Financials—13.2%
91,642	Bank of The Ozarks	4,288,846
384,682	CNO Financial Group, Inc.	8,247,582
63,775	East West Bancorp, Inc.	4,248,690
38,697	Eaton Vance Corp.	2,104,730
81,584	Evercore, Inc., Class A	8,260,380
18,564	FactSet Research Systems, Inc.	3,510,638
91,363	Federated Investors, Inc., Class B	2,418,379
38,309	Interactive Brokers Group, Inc., Class A	2,842,528
162,793	Janus Henderson Group PLC (United Kingdom)	5,142,631
88,485	Kemper Corp.	5,972,738
35,490	LendingTree, Inc.(b)	8,460,816
21,992	MarketAxess Holdings, Inc.	4,368,271
65,259	Primerica, Inc.	6,313,808
68,074	SEI Investments Co.	4,304,319
90,524	Synovus Financial Corp.	4,731,689
34,031	Texas Capital Bancshares, Inc.(b)	3,357,158

		78,573,203

	Health Care—19.0%
56,237	ABIOMED, Inc.(b)	16,924,525
351,577	Akorn, Inc.(b)	5,073,256
10,077	Bio-Rad Laboratories, Inc., Class A(b)	2,556,636
35,304	Bio-Techne Corp.	5,327,726
47,546	Cantel Medical Corp.	5,328,480
206,287	Catalent, Inc.(b)	8,480,458
59,009	Charles River Laboratories International, Inc.(b)	6,148,148
96,574	Encompass Health Corp.	5,873,631
165,970	Globus Medical, Inc., Class A(b)	8,496,004
85,506	Hill-Rom Holdings, Inc.	7,338,980
32,221	ICU Medical, Inc.(b)	8,110,026
111,832	LivaNova PLC(b)	9,928,445
86,008	Masimo Corp.(b)	7,717,498

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
160,280	Medidata Solutions, Inc.(b)	$11,437,581
16,917	Teleflex, Inc.	4,531,726

		113,273,120

	Industrials—12.7%
74,359	Brink’s Co. (The)	5,487,694
164,594	Copart, Inc.(b)	8,407,462
78,901	Dycom Industries, Inc.(b)	8,194,658
144,660	Graco, Inc.	6,363,594
140,741	Healthcare Services Group, Inc.	5,436,825
160,801	Herman Miller, Inc.	4,936,591
21,626	IDEX Corp.	2,890,531
131,561	KLX, Inc.(b)	10,292,017
22,314	Lennox International, Inc.	4,314,858
18,419	Nordson Corp.	2,368,683
35,769	Old Dominion Freight Line, Inc.	4,788,038
36,689	Orbital ATK, Inc.	4,856,890
80,621	Rollins, Inc.	3,911,731
18,191	Teledyne Technologies, Inc.(b)	3,403,354

		75,652,926

	Information Technology—26.3%
65,258	Blackbaud, Inc.	6,849,480
79,604	Broadridge Financial Solutions, Inc.	8,534,345
105,236	Cirrus Logic, Inc.(b)	3,837,957
153,536	Cognex Corp.	7,101,040
34,311	Coherent, Inc.(b)	5,771,796
78,337	CoreLogic, Inc.(b)	3,877,682
25,368	Fair Isaac Corp.(b)	4,393,230
203,163	Fortinet, Inc.(b)	11,247,104
227,318	Integrated Device Technology, Inc.(b)	6,326,260
45,546	InterDigital, Inc.	3,390,900
53,441	j2 Global, Inc.	4,242,147
372,344	Jabil, Inc.	9,904,350
31,323	Jack Henry & Associates, Inc.	3,742,472
25,957	Littelfuse, Inc.	4,851,882
47,246	LogMeIn, Inc.	5,206,509
63,237	MAXIMUS, Inc.	4,276,718
49,985	Microsemi Corp.(b)	3,233,530
108,575	MKS Instruments, Inc.	11,118,080
59,908	Monolithic Power Systems, Inc.	7,015,227
59,432	National Instruments Corp.	2,430,174
44,052	Silicon Laboratories, Inc.(b)	4,092,431
161,574	Teradyne, Inc.	5,259,234
72,907	Trimble, Inc.(b)	2,522,582
24,246	Tyler Technologies, Inc.(b)	5,307,934
18,984	Ultimate Software Group, Inc. (The)(b)	4,554,641
143,001	Versum Materials, Inc.	5,030,775
19,820	WEX, Inc.(b)	3,209,254
68,014	Zebra Technologies Corp., Class A(b)	9,170,328

		156,498,062

	Materials—3.8%
57,104	Chemours Co. (The)	2,764,405
24,591	Eagle Materials, Inc.	2,433,525
391,230	Louisiana-Pacific Corp.	11,083,546
68,737	Royal Gold, Inc.	6,103,846

		22,385,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—2.9%
44,177	CoreSite Realty Corp. REIT	$4,598,826
90,262	DCT Industrial Trust, Inc. REIT	5,918,479
215,918	First Industrial Realty Trust, Inc. REIT	6,717,209

		17,234,514

	Total Common Stocks & Other Equity Interests (Cost $551,691,693)	595,367,653

	Money Market Fund—0.0%
122,185	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $122,185)	122,185

	Total Investments in Securities (Cost $551,813,878)—100.0%	595,489,838
	Other assets less liabilities—(0.0)%	(77,874)

	Net Assets—100.0%	$595,411,964

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

Invesco S&P MidCap 400® Pure Value ETF (RFV)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—19.4%
24,388	Aaron’s, Inc.	$1,018,687
12,657	Adtalem Global Education, Inc.(b)	602,473
28,605	AutoNation, Inc.(b)	1,321,265
103,777	Bed Bath & Beyond, Inc.	1,811,946
16,649	Big Lots, Inc.	706,750
35,167	Cooper Tire & Rubber Co.	859,833
63,214	Dick’s Sporting Goods, Inc.	2,091,751
42,373	Dillard’s, Inc., Class A	3,158,907
142,641	GameStop Corp., Class A	1,947,050
1,561	Graham Holdings Co., Class B	941,361
11,956	International Speedway Corp., Class A	491,392
14,736	Murphy USA, Inc.(b)	922,031
831,783	Office Depot, Inc.	1,904,783
50,837	Signet Jewelers Ltd.	1,976,543

		19,754,772

	Consumer Staples—3.3%
40,051	TreeHouse Foods, Inc.(b)	1,541,963
40,678	United Natural Foods, Inc.(b)	1,831,324

		3,373,287

	Energy—16.3%
40,752	Callon Petroleum Co.(b)	566,860
176,874	Chesapeake Energy Corp.(b)	525,316
58,313	CNX Resources Corp.(b)	866,531
86,976	Diamond Offshore Drilling, Inc.(b)	1,599,489
231,759	Ensco PLC, Class A	1,309,438
80,339	Gulfport Energy Corp.(b)	747,153
29,021	HollyFrontier Corp.	1,761,285
27,883	Murphy Oil Corp.	839,557
80,975	Oasis Petroleum, Inc.(b)	893,154
44,855	Oceaneering International, Inc.	952,720
57,952	PBF Energy, Inc., Class A	2,221,300
117,760	QEP Resources, Inc.(b)	1,434,317
69,289	Rowan Cos. PLC, Class A(b)	1,000,533
88,281	World Fuel Services Corp.	1,895,393

		16,613,046

	Financials—15.5%
1,488	Alleghany Corp.	855,109
5,482	American Financial Group, Inc.	620,672
24,956	Aspen Insurance Holdings Ltd. (Bermuda)	1,059,382
22,561	Associated Banc-Corp.	596,738
58,703	F.N.B. Corp.	763,139
814,298	Genworth Financial, Inc., Class A(b)	2,247,463
7,865	Hanover Insurance Group, Inc. (The)	903,295
36,747	Legg Mason, Inc.	1,458,856
13,145	Mercury General Corp.	601,121
64,016	New York Community Bancorp, Inc.	760,510
68,110	Old Republic International Corp.	1,389,444
11,197	PacWest Bancorp	573,734
8,180	Reinsurance Group of America, Inc.	1,222,092
13,273	Stifel Financial Corp.	773,550
24,780	Umpqua Holdings Corp.	583,817
14,339	United Bankshares, Inc.	486,809
11,735	W.R. Berkley Corp.	874,962

		15,770,693

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care—5.9%
44,180	Acadia Healthcare Co., Inc.(b)	$1,571,925
59,206	LifePoint Health, Inc.(b)	2,835,967
12,430	MEDNAX, Inc.(b)	570,661
46,515	Patterson Cos., Inc.	1,082,869

		6,061,422

	Industrials—14.0%
52,376	AECOM(b)	1,803,829
12,619	AGCO Corp.	790,959
21,712	Avis Budget Group, Inc.(b)	1,072,790
8,886	EMCOR Group, Inc.	653,921
17,923	Esterline Technologies Corp.(b)	1,287,768
8,075	GATX Corp.	526,813
16,008	HNI Corp.	534,507
37,363	JetBlue Airways Corp.(b)	716,996
36,144	KBR, Inc.	603,243
8,092	Kirby Corp.(b)	690,248
10,190	ManpowerGroup, Inc.	975,387
186,553	NOW, Inc.(b)	2,262,888
11,752	Regal Beloit Corp.	836,742
13,051	Ryder System, Inc.	880,029
21,347	Trinity Industries, Inc.	680,329

		14,316,449

	Information Technology—12.9%
25,695	ARRIS International PLC(b)	693,765
26,592	Arrow Electronics, Inc.(b)	1,987,486
65,930	Avnet, Inc.	2,586,434
43,405	Ciena Corp.(b)	1,117,679
41,037	Convergys Corp.	958,625
31,582	Diebold Nixdorf, Inc.	484,784
31,330	Knowles Corp.(b)	401,024
19,670	NCR Corp.(b)	605,246
16,562	NetScout Systems, Inc.(b)	449,658
23,762	Synaptics, Inc.(b)	1,034,122
11,284	SYNNEX Corp.	1,130,318
21,820	Tech Data Corp.(b)	1,663,775

		13,112,916

	Materials—9.2%
26,850	Allegheny Technologies, Inc.(b)	713,405
70,094	Commercial Metals Co.	1,472,675
41,457	Domtar Corp.	1,819,962
11,894	Greif, Inc., Class A	696,037
27,497	Owens-Illinois, Inc.(b)	559,014
20,331	Reliance Steel & Aluminum Co.	1,787,502
51,668	United States Steel Corp.	1,747,928
13,702	Worthington Industries, Inc.	610,150

		9,406,673

	Real Estate—1.8%
18,095	Alexander & Baldwin, Inc. REIT	414,376
21,120	LaSalle Hotel Properties REIT	624,518
43,965	Sabra Health Care REIT, Inc. REIT	804,999

		1,843,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services—1.7%
61,666	Telephone & Data Systems, Inc.	$1,685,332

	Total Investments in Securities (Cost $104,312,653)—100.0%	101,938,483
	Other assets less liabilities—(0.0)%	(48,749)

	Net Assets—100.0%	$101,889,734

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—15.0%
13,548	Cavco Industries, Inc.(b)	$2,307,902
35,920	Dave & Buster’s Entertainment, Inc.(b)	1,526,241
53,959	Fox Factory Holding Corp.(b)	1,794,137
39,803	Installed Building Products, Inc.(b)	2,296,633
20,060	iRobot Corp.(b)	1,170,702
12,978	LCI Industries	1,236,803
46,314	LGI Homes, Inc.(b)	3,204,929
16,175	Marriott Vacations Worldwide Corp.	1,983,217
33,381	Monarch Casino & Resort, Inc.(b)	1,424,033
40,640	Nutrisystem, Inc.	1,178,560
41,365	Ollie’s Bargain Outlet Holdings, Inc.(b)	2,572,903
60,763	Penn National Gaming, Inc.(b)	1,841,726
33,600	PetMed Express, Inc.	1,124,256
16,200	RH(b)	1,546,290
78,400	Ruth’s Hospitality Group, Inc.	2,105,040
16,637	Shake Shack, Inc., Class A(b)	792,088
62,116	Sleep Number Corp.(b)	1,760,367
39,088	TopBuild Corp.(b)	3,115,314
38,251	Wingstop, Inc.	1,868,944
38,963	Winnebago Industries, Inc.	1,476,698
76,503	World Wrestling Entertainment, Inc., Class A	3,044,054

		39,370,837

	Consumer Staples—4.2%
34,679	Calavo Growers, Inc.	3,249,422
13,651	Central Garden & Pet Co.(b)	511,776
46,258	Central Garden & Pet Co., Class A(b)	1,642,159
8,366	Coca-Cola Bottling Co. Consolidated	1,408,751
16,053	Inter Parfums, Inc.	821,914
20,959	Medifast, Inc.	2,103,865
14,122	MGP Ingredients, Inc.	1,352,746

		11,090,633

	Financials—8.4%
60,284	BofI Holding, Inc.(b)	2,428,239
25,274	Firstcash, Inc.	2,191,256
19,659	Green Dot Corp., Class A(b)	1,195,464
34,224	LegacyTexas Financial Group, Inc.	1,405,580
12,187	Meta Financial Group, Inc.	1,354,585
89,392	National Bank Holdings Corp., Class A	3,144,810
208,456	NMI Holdings, Inc., Class A(b)	2,887,116
31,413	Pacific Premier Bancorp, Inc.(b)	1,248,667
23,486	ServisFirst Bancshares, Inc.	985,472
139,552	Third Point Reinsurance Ltd. (Bermuda)(b)	1,856,042
60,600	Walker & Dunlop, Inc.	3,460,866

		22,158,097

	Health Care—28.0%
40,207	Amedisys, Inc.(b)	2,657,281
53,000	AMN Healthcare Services, Inc.(b)	3,543,050
21,599	ANI Pharmaceuticals, Inc.(b)	1,281,901
110,207	BioTelemetry, Inc.(b)	4,209,907
6,351	Chemed Corp.	1,957,505
174,830	Corcept Therapeutics, Inc.(b)	2,916,164
25,993	CorVel Corp.(b)	1,274,957
74,058	Cutera, Inc.(b)	3,714,009
15,409	Eagle Pharmaceuticals, Inc.(b)	801,422
41,740	Emergent Biosolutions, Inc.(b)	2,164,636
48,801	Enanta Pharmaceuticals, Inc.(b)	4,540,933

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
13,005	Heska Corp.(b)	$1,061,468
238,619	Innoviva, Inc.(b)	3,459,975
14,667	Inogen, Inc.(b)	2,061,887
51,109	Integer Holdings Corp.(b)	2,805,884
28,666	Lantheus Holdings, Inc.(b)	510,255
58,589	LeMaitre Vascular, Inc.	1,842,624
28,754	LHC Group, Inc.(b)	2,139,873
13,196	Ligand Pharmaceuticals, Inc.(b)	2,043,400
37,454	Merit Medical Systems, Inc.(b)	1,816,519
276,428	MiMedx Group, Inc.(b)	2,269,474
102,332	Momenta Pharmaceuticals, Inc.(b)	2,128,505
38,416	Myriad Genetics, Inc.(b)	1,086,789
19,062	Neogen Corp.(b)	1,299,075
32,411	Omnicell, Inc.(b)	1,396,914
196,713	OraSure Technologies, Inc.(b)	3,487,721
15,381	Orthofix International NV(b)	938,549
28,907	Phibro Animal Health Corp., Class A	1,222,766
34,141	Providence Service Corp. (The)(b)	2,590,619
110,569	Quality Systems, Inc.(b)	1,484,942
39,163	Repligen Corp.(b)	1,449,031
81,144	Supernus Pharmaceuticals, Inc.(b)	3,805,654
29,891	SurModics, Inc.(b)	1,116,429
37,140	Tabula Rasa Healthcare, Inc.(b)	1,522,369
34,423	Tivity Health, Inc.(b)	1,237,507

		73,839,994

	Industrials—14.3%
34,257	Aerojet Rocketdyne Holdings, Inc.(b)	957,141
21,980	Aerovironment, Inc.(b)	1,197,910
11,837	Alamo Group, Inc.	1,295,796
10,802	Albany International Corp., Class A	638,938
8,055	American Woodmark Corp.(b)	662,121
32,866	Asgn, Inc.(b)	2,649,986
28,742	Axon Enterprise, Inc.(b)	1,206,589
12,818	Barnes Group, Inc.	711,784
29,192	Comfort Systems USA, Inc.	1,231,902
26,513	EnPro Industries, Inc.	1,992,452
15,173	Forward Air Corp.	819,190
61,342	Harsco Corp.(b)	1,254,444
45,536	Insperity, Inc.	3,654,264
32,977	Interface, Inc.	725,494
13,077	John Bean Technologies Corp.	1,409,047
43,887	Korn/Ferry International	2,346,199
69,200	Mercury Systems, Inc.(b)	2,219,936
32,727	Patrick Industries, Inc.(b)	1,862,166
130,133	PGT Innovations, Inc.(b)	2,270,821
23,149	Proto Labs, Inc.(b)	2,758,203
17,960	Raven Industries, Inc.	657,336
14,278	Simpson Manufacturing Co., Inc.	780,721
20,780	Trex Co., Inc.(b)	2,158,626
43,934	Vicor Corp.(b)	1,575,034
12,541	WageWorks, Inc.(b)	522,333

		37,558,433

	Information Technology—23.2%
10,027	Advanced Energy Industries, Inc.(b)	597,108
102,341	Applied Optoelectronics, Inc.(b)	3,270,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
115,247	Axcelis Technologies, Inc.(b)	$2,535,434
138,042	Brooks Automation, Inc.	3,434,485
13,972	Cabot Microelectronics Corp.	1,417,459
72,574	CalAmp Corp.(b)	1,433,336
58,390	CEVA, Inc.(b)	1,903,514
128,696	Cohu, Inc.	2,754,094
80,506	Control4 Corp.(b)	1,677,745
23,433	Ebix, Inc.	1,816,057
94,585	Electro Scientific Industries, Inc.(b)	1,702,530
21,210	ExlService Holdings, Inc.(b)	1,226,150
112,318	Extreme Networks, Inc.(b)	1,201,803
185,317	FormFactor, Inc.(b)	2,126,513
44,085	II-VI, Inc.(b)	1,679,639
196,349	KEMET Corp.(b)	3,381,130
98,910	Kulicke & Soffa Industries, Inc. (Singapore)(b)	2,264,050
86,553	MaxLinear, Inc., Class A(b)	1,932,728
17,242	Progress Software Corp.	636,747
55,406	Qualys, Inc.(b)	4,263,492
201,708	QuinStreet, Inc.(b)	2,267,198
41,489	Rambus, Inc.(b)	560,102
11,049	Rogers Corp.(b)	1,178,928
116,045	Rudolph Technologies, Inc.(b)	2,941,741
18,693	Shutterstock, Inc.(b)	787,723
12,536	SPS Commerce, Inc.(b)	859,594
14,825	Stamps.com, Inc.(b)	3,376,394
23,067	Ttec Holdings, Inc.	738,144
192,829	TTM Technologies, Inc.(b)	2,688,036
54,786	Virtusa Corp.(b)	2,637,398
82,078	XO Group, Inc.(b)	1,779,451

		61,069,541

	Materials—2.2%
8,017	Ingevity Corp.(b)	615,946
35,116	Koppers Holdings, Inc.(b)	1,538,081
46,238	Kraton Corp.(b)	2,111,689
24,226	US Concrete, Inc.(b)	1,416,010

		5,681,726

	Real Estate—4.1%
80,668	Easterly Government Properties, Inc. REIT	1,662,568
8,345	EastGroup Properties, Inc. REIT	749,214
138,467	Four Corners Property Trust, Inc. REIT	3,137,662
36,444	HFF, Inc., Class A	1,280,642
92,355	Lexington Realty Trust REIT	742,534
121,432	National Storage Affiliates Trust REIT	3,196,090

		10,768,710

	Telecommunication Services—0.6%
13,367	Cogent Communications Holdings, Inc.	630,254
97,000	Vonage Holdings Corp.(b)	1,084,460

		1,714,714

	Total Investments in Securities (Cost $237,373,556)—100.0%	263,252,685
	Other assets less liabilities—(0.0)%	(73,660)

	Net Assets—100.0%	$263,179,025

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—33.0%
97,093	Abercrombie & Fitch Co., Class A	$2,487,523
97,563	American Axle & Manufacturing Holdings, Inc.(b)	1,496,616
13,701	Asbury Automotive Group, Inc.(b)	918,652
298,274	Ascena Retail Group, Inc.(b)	662,168
272,204	Barnes & Noble Education, Inc.(b)	1,957,147
297,049	Barnes & Noble, Inc.	1,648,622
285,986	Big 5 Sporting Goods Corp.	2,402,282
30,337	Caleres, Inc.	992,930
102,629	Cato Corp. (The), Class A	1,663,616
135,600	Chico’s FAS, Inc.	1,346,508
4,906	Cooper-Standard Holdings, Inc.(b)	607,363
27,727	Core-Mark Holding Co., Inc.	571,453
39,009	DSW, Inc., Class A	869,901
48,050	El Pollo Loco Holdings, Inc.(b)	480,500
145,095	Express, Inc.(b)	1,137,545
183,084	Finish Line, Inc. (The), Class A	2,484,450
90,643	Fossil Group, Inc.(b)	1,355,113
121,525	Francesca’s Holdings Corp.(b)	601,549
146,255	Fred’s, Inc., Class A	350,281
83,748	FTD Cos., Inc.(b)	539,337
122,111	Gannett Co., Inc.	1,180,813
39,157	Genesco, Inc.(b)	1,673,962
30,644	G-III Apparel Group Ltd.(b)	1,118,200
18,421	Group 1 Automotive, Inc.	1,203,812
53,996	Guess?, Inc.	1,257,567
37,232	Haverty Furniture Cos., Inc.	675,761
86,705	Hibbett Sports, Inc.(b)	2,358,376
367,845	J.C. Penney Co., Inc.(b)	1,070,429
104,457	Kirkland’s, Inc.(b)	1,106,200
41,967	M/I Homes, Inc.(b)	1,279,154
59,356	MarineMax, Inc.(b)	1,282,090
16,829	Movado Group, Inc.	663,904
43,219	New Media Investment Group, Inc.	716,571
78,514	Perry Ellis International, Inc.(b)	2,037,438
18,913	Red Robin Gourmet Burgers, Inc.(b)	1,179,226
72,233	Regis Corp.(b)	1,128,279
21,228	Scholastic Corp.	878,839
61,285	Shoe Carnival, Inc.	1,493,515
82,311	Sonic Automotive, Inc., Class A	1,629,758
8,516	Standard Motor Products, Inc.	386,201
113,870	Superior Industries International, Inc.	1,497,390
11,581	Unifi, Inc.(b)	342,913
94,837	Vera Bradley, Inc.(b)	1,079,245
41,106	Vista Outdoor, Inc.(b)	688,526
168,193	Vitamin Shoppe, Inc.(b)	832,555
42,960	Zumiez, Inc.(b)	1,005,264

		54,339,544

	Consumer Staples—4.5%
45,623	Andersons, Inc. (The)	1,489,591
160,827	Dean Foods Co.	1,384,720
57,594	Seneca Foods Corp., Class A(b)	1,586,715
43,726	SpartanNash Co.	794,939
52,457	Supervalu, Inc.(b)	918,522
24,520	Universal Corp.	1,153,666

		7,328,153

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy—8.0%
76,430	Archrock, Inc.	$825,444
43,219	Bristow Group, Inc.	693,665
443,270	Cloud Peak Energy, Inc.(b)	1,414,031
126,040	Green Plains, Inc.	2,344,344
42,758	Gulf Island Fabrication, Inc.	427,580
67,475	Helix Energy Solutions Group, Inc.(b)	520,907
78,000	Matrix Service Co.(b)	1,201,200
180,343	McDermott International, Inc.(b)	1,190,264
48,172	Newpark Resources, Inc.(b)	505,806
17,384	Oil States International, Inc.(b)	624,955
59,655	Par Pacific Holdings, Inc.(b)	1,006,380
302,748	Pioneer Energy Services Corp.(b)	1,044,481
4,349	REX American Resources Corp.(b)	325,218
44,121	Unit Corp.(b)	1,000,664

		13,124,939

	Financials—12.1%
40,415	American Equity Investment Life Holding Co.	1,220,533
36,573	Apollo Commercial Real Estate Finance, Inc. REIT	659,045
29,309	ARMOUR Residential REIT, Inc. REIT	663,263
71,164	Capstead Mortgage Corp. REIT	626,243
51,818	Enova International, Inc.(b)	1,518,267
99,633	EZCORP, Inc., Class A(b)	1,364,972
171,670	First BanCorp/Puerto Rico(b)	1,239,457
18,968	HomeStreet, Inc.(b)	483,684
8,276	Horace Mann Educators Corp.	369,937
6,485	Infinity Property & Casualty Corp.	856,020
31,311	INTL FCStone, Inc.(b)	1,403,359
42,076	Invesco Mortgage Capital, Inc. REIT(c)	682,894
138,751	Maiden Holdings Ltd.	1,061,445
13,153	Navigators Group, Inc. (The)	743,145
123,976	New York Mortgage Trust, Inc. REIT	751,295
108,510	OFG Bancorp	1,464,885
18,933	Opus Bank	533,911
60,370	PennyMac Mortgage Investment Trust REIT	1,061,908
34,025	Stewart Information Services Corp.	1,419,183
13,297	United Fire Group, Inc.	668,706
23,012	United Insurance Holdings Corp.	434,006
6,452	World Acceptance Corp.(b)	661,330

		19,887,488

	Health Care—4.2%
161,523	Aceto Corp.	407,038
21,742	AngioDynamics, Inc.(b)	421,360
149,505	Community Health Systems, Inc.(b)	565,129
44,923	Cross Country Healthcare, Inc.(b)	565,131
60,036	Diplomat Pharmacy, Inc.(b)	1,308,185
30,206	Invacare Corp.	549,749
13,966	Magellan Health, Inc.(b)	1,171,049
119,803	Owens & Minor, Inc.	1,946,799

		6,934,440

	Industrials—16.4%
16,839	AAR Corp.	729,129
21,838	ABM Industries, Inc.	679,817
14,732	Aegion Corp.(b)	334,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
36,178	ArcBest Corp.	$1,161,314
24,454	Atlas Air Worldwide Holdings, Inc.(b)	1,550,384
34,575	Briggs & Stratton Corp.	623,387
38,285	DXP Enterprises, Inc.(b)	1,389,745
36,475	Echo Global Logistics, Inc.(b)	995,767
13,379	Encore Wire Corp.	704,404
39,015	Engility Holdings, Inc.(b)	991,761
67,054	Essendant, Inc.	498,882
13,580	FTI Consulting, Inc.(b)	793,072
21,243	Greenbrier Cos., Inc. (The)	931,506
21,837	Hub Group, Inc., Class A(b)	959,736
70,865	Kelly Services, Inc., Class A	2,073,510
70,420	LSC Communications, Inc.	1,230,942
24,738	Matson, Inc.	723,092
30,436	MYR Group, Inc.(b)	913,080
39,592	Navigant Consulting, Inc.(b)	846,873
207,347	Orion Group Holdings, Inc.(b)	1,256,523
34,303	Powell Industries, Inc.	1,030,805
24,893	Resources Connection, Inc.	389,575
246,943	Roadrunner Transportation Systems, Inc.(b)	530,927
65,488	Team, Inc.(b)	1,110,022
50,800	Titan International, Inc.	523,240
28,550	Triumph Group, Inc.	675,207
39,182	TrueBlue, Inc.(b)	1,044,200
62,314	Veritiv Corp.(b)	2,371,048

		27,062,217

	Information Technology—11.6%
20,019	Anixter International, Inc.(b)	1,179,119
28,444	Bel Fuse, Inc., Class B	550,392
46,538	Benchmark Electronics, Inc.	1,223,949
5,297	CACI International, Inc., Class A(b)	800,112
45,863	Comtech Telecommunications Corp.	1,402,949
57,923	Daktronics, Inc.	521,886
1,244,882	DHI Group, Inc.(b)	1,742,835
93,493	Digi International, Inc.(b)	1,075,170
22,670	Fabrinet (Thailand)(b)	639,521
34,261	Finisar Corp.(b)	533,786
37,962	Insight Enterprises, Inc.(b)	1,345,753
7,533	ManTech International Corp., Class A	445,125
94,348	Photronics, Inc.(b)	721,762
7,916	Plexus Corp.(b)	434,114
48,282	Sanmina Corp.(b)	1,424,319
54,753	ScanSource, Inc.(b)	1,878,028
76,689	Super Micro Computer, Inc.(b)	1,357,395
20,147	Sykes Enterprises, Inc.(b)	579,428
61,457	Synchronoss Technologies, Inc.(b)	688,318
35,385	Veeco Instruments, Inc.(b)	546,698

		19,090,659

	Materials—7.1%
10,409	A. Schulman, Inc.	446,546
100,082	AK Steel Holding Corp.(b)	459,377
28,316	Boise Cascade Co.	1,177,946
27,401	Clearwater Paper Corp.(b)	648,034
227,776	Flotek Industries, Inc.(b)	813,160
15,012	Hawkins, Inc.	487,890

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
18,680	Haynes International, Inc.	$781,011
24,167	KapStone Paper and Packaging Corp.	831,828
102,665	Olympic Steel, Inc.	2,407,494
54,044	P.H. Glatfelter Co.	1,128,979
51,053	SunCoke Energy, Inc.(b)	586,599
66,689	TimkenSteel Corp.(b)	1,119,708
42,427	Tredegar Corp.	746,715

		11,635,287

	Real Estate—2.0%
227,428	CBL & Associates Properties, Inc. REIT	950,649
35,177	DiamondRock Hospitality Co. REIT	388,706
58,849	Hersha Hospitality Trust REIT	1,105,184
22,561	Kite Realty Group Trust REIT	332,098
79,724	Washington Prime Group, Inc. REIT	515,814

		3,292,451

	Telecommunication Services—1.1%
68,963	Frontier Communications Corp.	572,393
68,301	Iridium Communications, Inc.(b)	812,782
32,641	Spok Holdings, Inc.	486,351

		1,871,526

	Total Investments in Securities (Cost $176,993,240)—100.0%	164,566,704
	Other assets less liabilities—0.0%	57,955

	Net Assets—100.0%	$164,624,659

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

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31

Statements of Assets and Liabilities

April 30, 2018

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Assets:
Unaffiliated investments in securities, at value	$2,343,579,256	$879,474,676	$683,415,808
Affiliated investments in securities, at value	2,149,850	2,388,779	—
Receivables:
Dividends	562,300	886,232	644,981
Shares sold	—	3,316,557	—
Investments sold	—	—	—
Foreign tax reclaims	—	—	—

Total Assets	2,346,291,406	886,066,244	684,060,789

Liabilities:
Due to custodian	—	158,306	479,183
Payables:
Investments purchased	—	3,314,567	—
Shares repurchased	—	—	—
Accrued unitary management fees	544,756	201,081	90,463

Total Liabilities	544,756	3,673,954	569,646

Net Assets	$2,345,746,650	$882,392,290	$683,491,143

Net Assets Consist of:
Shares of beneficial interest	$2,156,867,602	$1,002,142,953	$528,881,197
Undistributed net investment income	762,010	919,635	1,154,896
Undistributed net realized gain (loss)	(220,121,367)	(158,499,520)	(14,727,358)
Net unrealized appreciation (depreciation)	408,238,405	37,829,222	168,182,408

Net Assets	$2,345,746,650	$882,392,290	$683,491,143

Shares outstanding (unlimited amount authorized, $0.01 par value)	21,500,299	13,302,836	3,650,785
Net asset value	$109.10	$66.33	$187.22

Market price	$109.20	$66.38	$187.43

Unaffiliated investments in securities, at cost	$1,935,340,851	$841,398,585	$515,233,400

Affiliated investments in securities, at cost	$2,149,850	$2,635,648	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$595,367,653	$101,938,483	$263,252,685	$163,883,810
122,185	—	—	682,894

63,753	6,665	19,693	42,968
—	—	—	—
7,732,433	864,264	—	1,326,569
—	—	—	1,306

603,286,024	102,809,412	263,272,378	165,937,547

—	2,414	32,661	20,977

—	892,992	—	1,253,461
7,732,581	—	—	—
141,479	24,272	60,692	38,450

7,874,060	919,678	93,353	1,312,888

$595,411,964	$101,889,734	$263,179,025	$164,624,659

$624,605,694	$129,727,861	$274,434,899	$236,493,362
—	48,955	37,813	120,986
(72,869,690)	(25,512,912)	(37,172,816)	(59,563,153)
43,675,960	(2,374,170)	25,879,129	(12,426,536)

$595,411,964	$101,889,734	$263,179,025	$164,624,659

3,850,021	1,550,499	2,300,004	2,300,040
$154.65	$65.71	$114.43	$71.57

$154.80	$65.78	$114.61	$71.64

$551,691,693	$104,312,653	$237,373,556	$176,230,183

$122,185	$—	$—	$763,057

33

Statements of Operations

For the period November 1, 2017 through April 30, 2018 and the year-ended October 31, 2017

	Invesco S&P 500® Pure Growth ETF (RPG)		Invesco S&P 500® Pure Value ETF (RPV)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$9,409,823	$16,828,660	$10,028,890	$19,982,467
Affiliated dividend income	1,626	—	48,978	—
Securities lending income	93,478	221,130	34,467	118,225
Unaffiliated interest income	—	14,750	—	9,517

Total Income	9,504,927	17,064,540	10,112,335	20,110,209

Expenses:
Unitary management fees	4,033,881	6,896,029	1,544,383	3,144,941

Total Expenses	4,033,881	6,896,029	1,544,383	3,144,941

Less: Waivers	(174)	—	(17)	—

Net Expenses	4,033,707	6,896,029	1,544,366	3,144,941

Net Investment Income	5,471,220	10,168,511	8,567,969	16,965,268

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(10,259,055)	(44,350,122)	(9,569,948)	(49,838,369)
In-kind redemptions	256,870,099	132,378,545	89,721,439	94,387,017

Net realized gain	246,611,044	88,028,423	80,151,491	44,548,648

Net change in unrealized appreciation (depreciation) on investment securities	(119,773,928)	371,208,577	(28,786,043)	91,626,516

Net realized and unrealized gain	126,837,116	459,237,000	51,365,448	136,175,164

Net increase in net assets resulting from operations	$132,308,336	$469,405,511	$59,933,417	$153,140,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P 500® Top 50 ETF (XLG)		Invesco S&P MidCap 400® Pure Growth ETF (RFG)		Invesco S&P MidCap 400® Pure Value ETF (RFV)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$7,230,622	$14,038,599	$1,851,020	$5,370,866	$942,201	$2,518,046
65	—	104	—	13	—
1,887	5,663	57,906	150,231	71,942	142,604
—	6,614	—	5,923	—	1,552

7,232,574	14,050,876	1,909,030	5,527,020	1,014,156	2,662,202

720,091	1,278,581	1,049,143	1,910,339	195,334	595,754

720,091	1,278,581	1,049,143	1,910,339	195,334	595,754

(15)	—	(14)	—	(3)	—

720,076	1,278,581	1,049,129	1,910,339	195,331	595,754

6,512,498	12,772,295	859,901	3,616,681	818,825	2,066,448

151,020	(2,514,892)	(4,567,041)	(24,213,349)	(3,081,889)	(5,696,256)
19,107,582	21,252,092	60,764,823	59,879,941	13,965,988	38,425,462

19,258,602	18,737,200	56,197,782	35,666,592	10,884,099	32,729,206

(5,269,131)	107,309,944	(36,008,957)	88,865,358	(9,879,123)	(1,639,552)

13,989,471	126,047,144	20,188,825	124,531,950	1,004,976	31,089,654

$20,501,969	$138,819,439	$21,048,726	$128,148,631	$1,823,801	$33,156,102

35

Statements of Operations (continued)

For the period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)		Invesco S&P SmallCap 600® Pure Value ETF (RZV)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income net of foreign taxes withheld*	$878,753	$1,304,933	$1,285,071	$2,451,024
Affiliated dividend income	56	—	39,555	—
Securities lending income	329,821	196,654	148,387	369,232
Unaffiliated interest income	—	1,625	—	1,431

Total Income	1,208,630	1,503,212	1,473,013	2,821,687

Expenses:
Unitary management fees	428,128	654,179	315,996	782,047

Total Expenses	428,128	654,179	315,996	782,047

Less: Waivers	(7)	—	(1)	—

Net Expenses	428,121	654,179	315,995	782,047

Net Investment Income	780,509	849,033	1,157,018	2,039,640

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(5,034,790)	(5,832,263)	(4,995,403)	(25,754,596)
In-kind redemptions	18,559,655	24,129,114	27,885,027	50,418,104

Net realized gain	13,524,865	18,296,851	22,889,624	24,663,508

Net change in unrealized appreciation (depreciation) on investment securities	(6,428,921)	33,649,878	(20,216,552)	795,078

Net realized and unrealized gain	7,095,944	51,946,729	2,673,072	25,458,586

Net increase in net assets resulting from operations	$7,876,453	$52,795,762	$3,830,090	$27,498,226

* Foreign taxes withheld	$—	$—	$1,443	$2,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

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37

Statements of Changes in Net Assets

For the period November 1, 2017 through April 30, 2018 and the years ended October 31, 2017 and 2016

	Invesco S&P 500® Pure Growth ETF (RPG)			Invesco S&P 500® Pure Value ETF (RPV)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$5,471,220	$10,168,511	$14,444,994	$8,567,969	$16,965,268	$17,419,493
Net realized gain (loss)	246,611,044	88,028,423	(19,425,940)	80,151,491	44,548,648	(45,567,038)
Net change in unrealized appreciation (depreciation)	(119,773,928)	371,208,577	(48,938,900)	(28,786,043)	91,626,516	30,087,617

Net increase (decrease) in net assets resulting from operations	132,308,336	469,405,511	(53,919,846)	59,933,417	153,140,432	1,940,072

Distributions to Shareholders from:
Net investment income	(5,229,876)	(13,278,946)	(12,804,542)	(8,749,124)	(16,800,045)	(16,846,207)

Shareholder Transactions:
Proceeds from shares sold	1,044,825,329	501,015,089	427,793,413	373,377,228	545,805,294	396,931,870
Value of shares repurchased	(1,041,113,616)	(511,770,658)	(930,069,089)	(372,675,931)	(571,302,183)	(475,391,756)

Net increase (decrease) in net assets resulting from shares transactions	3,711,713	(10,755,569)	(502,275,676)	701,297	(25,496,889)	(78,459,886)

Increase (Decrease) in Net Assets	130,790,173	445,370,996	(569,000,064)	51,885,590	110,843,498	(93,366,021)

Net Assets:
Beginning of period	2,214,956,477	1,769,585,481	2,338,585,545	830,506,700	719,663,202	813,029,223

End of period	$2,345,746,650	$2,214,956,477	$1,769,585,481	$882,392,290	$830,506,700	$719,663,202

Undistributed net investment income at end of period	$762,010	$520,667	$1,926,363	$919,635	$1,096,790	$915,703

Changes in Shares Outstanding:
Shares sold	9,950,000	5,750,000	5,250,000	5,700,000	9,350,000	8,050,000
Shares repurchased	(9,850,000)	(5,900,000)	(11,900,000)	(5,700,000)	(9,800,000)	(10,100,000)
Shares outstanding, beginning of period	21,400,299	21,550,299	28,200,299	13,302,836	13,752,836	15,802,836

Shares outstanding, end of period	21,500,299	21,400,299	21,550,299	13,302,836	13,302,836	13,752,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500® Top 50 ETF (XLG)			Invesco S&P MidCap 400® Pure Growth ETF (RFG)			Invesco S&P MidCap 400® Pure Value ETF (RFV)
Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$6,512,498	$12,772,295	$12,457,607	$859,901	$3,616,681	$3,046,768	$818,825	$2,066,448	$1,513,592
19,258,602	18,737,200	26,282,967	56,197,782	35,666,592	12,977,472	10,884,099	32,729,206	(7,941,095)
(5,269,131)	107,309,944	(9,569,287)	(36,008,957)	88,865,358	(70,464,100)	(9,879,123)	(1,639,552)	10,946,947

20,501,969	138,819,439	29,171,287	21,048,726	128,148,631	(54,439,860)	1,823,801	33,156,102	4,519,444

(6,688,046)	(12,471,172)	(12,305,640)	(1,653,088)	(3,297,427)	(3,174,670)	(873,890)	(1,979,370)	(1,503,674)

29,024,718	41,498,147	173,560,668	168,230,814	207,728,198	134,585,419	50,825,161	116,728,819	94,638,501
(46,058,616)	(58,937,433)	(108,888,149)	(177,384,374)	(266,029,211)	(328,223,276)	(57,900,402)	(205,643,868)	(36,043,334)

(17,033,898)	(17,439,286)	64,672,519	(9,153,560)	(58,301,013)	(193,637,857)	(7,075,241)	(88,915,049)	58,595,167

(3,219,975)	108,908,981	81,538,166	10,242,078	66,550,191	(251,252,387)	(6,125,330)	(57,738,317)	61,610,937

686,711,118	577,802,137	496,263,971	585,169,886	518,619,695	769,872,082	108,015,064	165,753,381	104,142,444

$683,491,143	$686,711,118	$577,802,137	$595,411,964	$585,169,886	$518,619,695	$101,889,734	$108,015,064	$165,753,381

$1,154,896	$1,330,444	$1,017,450	$—	$542,240	$40,670	$48,955	$168,502	$62,225

150,000	250,000	1,200,000	1,100,000	1,550,000	1,100,000	750,000	1,850,000	1,800,000
(250,000)	(350,000)	(750,000)	(1,150,000)	(2,000,000)	(2,750,000)	(850,000)	(3,300,000)	(750,000)
3,750,785	3,850,785	3,400,785	3,900,021	4,350,021	6,000,021	1,650,499	3,100,499	2,050,499

3,650,785	3,750,785	3,850,785	3,850,021	3,900,021	4,350,021	1,550,499	1,650,499	3,100,499

39

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through April 30, 2018 and the years ended October 31, 2017 and 2016

	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)			Invesco S&P SmallCap 600® Pure Value ETF (RZV)
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$780,509	$849,033	$1,817,394	$1,157,018	$2,039,640	$1,265,841
Net realized gain (loss)	13,524,865	18,296,851	(16,149,988)	22,889,624	24,663,508	(3,100,198)
Net change in unrealized appreciation (depreciation)	(6,428,921)	33,649,878	1,528,718	(20,216,552)	795,078	11,888,389

Net increase (decrease) in net assets resulting from operations	7,876,453	52,795,762	(12,803,876)	3,830,090	27,498,226	10,054,032

Distributions to Shareholders from:
Net investment income	(831,382)	(850,483)	(1,779,427)	(1,184,577)	(1,947,059)	(1,222,224)

Shareholder Transactions:
Proceeds from shares sold	68,655,989	135,684,810	54,819,343	60,654,896	239,701,459	114,670,713
Value of shares repurchased	(51,425,729)	(101,636,207)	(113,259,262)	(135,470,342)	(222,122,975)	(80,027,741)

Net increase (decrease) in net assets resulting from shares transactions	17,230,260	34,048,603	(58,439,919)	(74,815,446)	17,578,484	34,642,972

Increase (Decrease) in Net Assets	24,275,331	85,993,882	(73,023,222)	(72,169,933)	43,129,651	43,474,780

Net Assets:
Beginning of period	238,903,694	152,909,812	225,933,034	236,794,592	193,664,941	150,190,161

End of period	$263,179,025	$238,903,694	$152,909,812	$164,624,659	$236,794,592	$193,664,941

Undistributed net investment income at end of period	$37,813	$88,685	$61,092	$120,986	$193,870	$43,617

Changes in Shares Outstanding:
Shares sold	600,000	1,350,000	650,000	850,000	3,300,000	2,050,000
Shares repurchased	(450,000)	(1,050,000)	(1,450,000)	(1,900,000)	(3,150,000)	(1,450,000)
Shares outstanding, beginning of period	2,150,004	1,850,004	2,650,004	3,350,040	3,200,040	2,600,040

Shares outstanding, end of period	2,300,004	2,150,004	1,850,004	2,300,040	3,350,040	3,200,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights

Invesco S&P 500® Pure Growth ETF (RPG)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$103.50		$82.11	$82.93	$78.96	$66.12	$47.80
Income from investment operations:
Net investment income(a)	0.25		0.47	0.59	0.52	0.55	0.44
Net gain (loss) on investments (realized and unrealized)	5.55		21.52	(0.95)	3.93	12.81	18.33
Total from investment operations	5.80		21.99	(0.36)	4.45	13.36	18.77
Less distributions from:
Net investment income	(0.20)		(0.60)	(0.46)	(0.48)	(0.52)	(0.42)
Return of capital	—		—	—	—	—	(0.03)
Total distributions to shareholders	(0.20)		(0.60)	(0.46)	(0.48)	(0.52)	(0.45)
Net asset value, end of period	$109.10		$103.50	$82.11	$82.93	$78.96	$66.12
Market price, end of period(b)	$109.20
Net Asset Value Total Return(c)	5.61%		26.87%	(0.42)%	5.65%	20.24%	39.45%
Market Price Total Return(c)	5.71%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,345,747		$2,214,956	$1,769,585	$2,338,586	$1,792,516	$760,397
Ratio to average net assets of:
Net investment income	0.47	%(d)	0.52%	0.74%	0.64%	0.74%	0.76%
Total expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate(e)	52%		58%	67%	62%	46%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Pure Value ETF (RPV)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$62.43		$52.33	$51.45	$54.14	$46.51	$32.26
Income from investment operations:
Net investment income(a)	0.63		1.11	1.17	1.12	0.90	0.67
Net gain (loss) on investments (realized and unrealized)	3.84		10.05	0.81	(2.70)	7.50	14.18
Total from investment operations	4.47		11.16	1.98	(1.58)	8.40	14.85
Less distributions from:
Net investment income	(0.57)		(1.06)	(1.10)	(1.11)	(0.77)	(0.60)
Total distributions to shareholders	(0.57)		(1.06)	(1.10)	(1.11)	(0.77)	(0.60)
Net asset value, end of period	$66.33		$62.43	$52.33	$51.45	$54.14	$46.51
Market price, end of period(b)	$66.38
Net Asset Value Total Return(c)	7.17%		21.44%	3.94%	(2.94)%	18.13%	46.39%
Market Price Total Return(c)	7.25%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$882,392		$830,507	$719,663	$813,029	$1,275,062	$374,565
Ratio to average net assets of:
Net investment income	1.94	%(d)	1.89%	2.32%	2.09%	1.74%	1.65%
Total expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate(e)	35%		46%	44%	54%	25%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights (continued)

Invesco S&P 500® Top 50 ETF (XLG)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$183.08		$150.05	$145.93	$140.87	$123.06	$104.06
Income from investment operations:
Net investment income(a)	1.71		3.35	3.12	3.00	2.74	2.56
Net gain on investments (realized and unrealized)	4.18		32.95	4.09	5.09	17.82	19.05
Total from investment operations	5.89		36.30	7.21	8.09	20.56	21.61
Less distributions from:
Net investment income	(1.75)		(3.27)	(3.09)	(3.03)	(2.75)	(2.61)
Total distributions to shareholders	(1.75)		(3.27)	(3.09)	(3.03)	(2.75)	(2.61)
Net asset value, end of period	$187.22		$183.08	$150.05	$145.93	$140.87	$123.06
Market price, end of period(b)	$187.43
Net Asset Value Total Return(c)	3.20%		24.40%	4.99%	5.87%	16.86%	21.07%
Market Price Total Return(c)	3.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$683,491		$686,711	$577,802	$496,264	$598,797	$523,123
Ratio to average net assets of:
Net investment income	1.81	%(d)	2.00%	2.13%	2.11%	2.08%	2.28%
Total expenses	0.20	%(d)	0.20%	0.20%	0.20%	0.20%	0.20%
Portfolio turnover rate(e)	1%		4%	7%	8%	6%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$150.04		$119.22	$128.31	$123.30	$115.31	$88.25
Income from investment operations:
Net investment income(a)	0.22		0.90	0.59	0.70	0.75	1.02
Net gain (loss) on investments (realized and unrealized)	4.77		30.73	(9.10)	5.10	7.93	27.10
Total from investment operations	4.99		31.63	(8.51)	5.80	8.68	28.12
Less distributions from:
Net investment income	(0.38)		(0.81)	(0.58)	(0.71)	(0.69)	(1.06)
Return of capital	—		—	—	(0.08)	—	—
Total distributions to shareholders	(0.38)		(0.81)	(0.58)	(0.79)	(0.69)	(1.06)
Net asset value, end of period	$154.65		$150.04	$119.22	$128.31	$123.30	$115.31
Market price, end of period(b)	$154.80
Net Asset Value Total Return(c)	3.32%		26.59%	(6.65)%	4.71%	7.53%	32.07%
Market Price Total Return(c)	3.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$595,412		$585,170	$518,620	$769,872	$745,942	$737,971
Ratio to average net assets of:
Net investment income	0.29	%(d)	0.66%	0.48%	0.54%	0.62%	1.01%
Total expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate(e)	70%		81%	78%	102%	75%	72%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights (continued)

Invesco S&P MidCap 400® Pure Value ETF (RFV)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$65.44		$53.46	$50.79	$52.71	$48.42	$35.00
Income from investment operations:
Net investment income(a)	0.49		0.75	0.69	0.86	0.71	0.52
Net gain (loss) on investments (realized and unrealized)	0.21		12.01	2.65	(1.96)	4.18	13.46
Total from investment operations	0.70		12.76	3.34	(1.10)	4.89	13.98
Less distributions from:
Net investment income	(0.43)		(0.78)	(0.67)	(0.82)	(0.60)	(0.56)
Total distributions to shareholders	(0.43)		(0.78)	(0.67)	(0.82)	(0.60)	(0.56)
Net asset value, end of period	$65.71		$65.44	$53.46	$50.79	$52.71	$48.42
Market price, end of period(b)	$65.78
Net Asset Value Total Return(c)	1.05%		23.93%	6.65%	(2.12)%	10.14%	40.27%
Market Price Total Return(c)	1.19%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$101,890		$108,015	$165,753	$104,142	$118,631	$77,503
Ratio to average net assets of:
Net investment income	1.47	%(d)	1.21%	1.36%	1.62%	1.38%	1.22%
Total expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate(e)	44%		76%	47%	59%	40%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015		2014	2013
Per Share Data:
Net asset value, beginning of period	$111.12		$82.65	$85.26	$80.56		$74.23	$54.34
Income from investment operations:
Net investment income(a)	0.36		0.46	0.79	0.47		0.31	0.59
Net gain (loss) on investments (realized and unrealized)	3.33		28.43	(2.69)	4.70		6.33	19.87
Total from investment operations	3.69		28.89	(1.90)	5.17		6.64	20.46
Less distributions from:
Net investment income	(0.38)		(0.42)	(0.71)	(0.47)		(0.31)	(0.54)
Return of capital	—		—	—	(—	)(b)	—	(0.03)
Total distributions to shareholders	(0.38)		(0.42)	(0.71)	(0.47)		(0.31)	(0.57)
Net asset value, end of period	$114.43		$111.12	$82.65	$85.26		$80.56	$74.23
Market price, end of period(c)	$114.61
Net Asset Value Total Return(d)	3.32%		35.01%	(2.20)%	6.42%		8.96%	37.94%
Market Price Total Return(d)	3.36%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$263,179		$238,904	$152,910	$225,933		$104,723	$107,630
Ratio to average net assets of:
Net investment income	0.64	%(e)	0.45%	0.97%	0.55%		0.39%	0.94%
Total expenses	0.35	%(e)	0.35%	0.35%	0.35%		0.35%	0.35%
Portfolio turnover rate(f)	56%		70%	92%	62%		78%	73%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights (continued)

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

	Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$70.68		$60.52	$57.76	$62.54	$57.37	$40.04
Income from investment operations:
Net investment income(a)	0.46		0.62	0.47	0.71	0.44	0.56
Net gain (loss) on investments (realized and unrealized)	0.86		10.18	2.69	(4.79)	5.14	17.40
Total from investment operations	1.32		10.80	3.16	(4.08)	5.58	17.96
Less distributions from:
Net investment income	(0.43)		(0.64)	(0.40)	(0.70)	(0.41)	(0.63)
Total distributions to shareholders	(0.43)		(0.64)	(0.40)	(0.70)	(0.41)	(0.63)
Net asset value, end of period	$71.57		$70.68	$60.52	$57.76	$62.54	$57.37
Market price, end of period(b)	$71.64
Net Asset Value Total Return(c)	1.87%		17.88%	5.50%	(6.60)%	9.73%	45.20%
Market Price Total Return(c)	1.76%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$164,625		$236,795	$193,665	$150,190	$171,990	$123,350
Ratio to average net assets of:
Net investment income	1.28	%(d)	0.91%	0.83%	1.15%	0.73%	1.14%
Total expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate(e)	48%		68%	51%	52%	51%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco S&P 500® Pure Growth ETF	Guggenheim S&P 500® Pure Growth ETF	“S&P 500® Pure Growth ETF”
Invesco S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Value ETF	“S&P 500® Pure Value ETF”
Invesco S&P 500® Top 50 ETF	Guggenheim S&P 500® Top 50 ETF	“S&P S&P 500® Top 50 ETF”
Invesco S&P MidCap 400® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Growth ETF	“S&P MidCap 400® Pure Growth ETF”
Invesco S&P MidCap 400® Pure Value ETF	Guggenheim S&P MidCap 400® Pure Value ETF	“S&P MidCap 400® Pure Value ETF”
Invesco S&P SmallCap 600® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF	“S&P SmallCap 600® Pure Growth ETF”
Invesco S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	“S&P SmallCap 600® Pure Value ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Rydex ETF Trust (a “Predecessor Fund”) after the close of business on April 6, 2018 (each a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on April 6, 2018 is that of the Predecessor Fund.

Effective April 30, 2018, each Fund’s fiscal year-end changed from October 31 to April 30.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the daily performance of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index
S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
S&P 500® Pure Value ETF	S&P 500® Pure Value Index
S&P S&P 500® Top 50 ETF	S&P 500® Top 50 Index
S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index
S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser’’), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of

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valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Authorized Participant Concentration Risk. Only an authorized participant (“APs”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Risk. Each Fund is subject to the risk that the value of the equity securities and equity-based derivatives, if any, in each Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which each Fund has investment exposure.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Correlation and Tracking Error Risk. A number of factors may affect each Fund’s ability to achieve a high degree of correlation with its Underlying Index, and there can be no guarantee that each Fund will achieve a high degree of correlation with its Underlying Index either on a single trading day or for a longer time period. Factors such as Fund expenses, imperfect correlation between each Fund’s investments and the components of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, a high portfolio turnover rate, and the use of leverage all contribute to tracking error and correlation risk. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective and cause each Fund’s performance to be less than you expect.

Non-Diversification Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Mid-Capitalization Securities Risk. S&P MidCap 400® Pure Growth ETF and S&P MidCap 400® Pure Value ETF are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Securities of medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

Small-Capitalization Securities Risk. S&P SmallCap 600® Pure Growth ETF and S&P SmallCap 600® Pure Value ETF are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

C. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenue and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in

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which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date.

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In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds file tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

I. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

J. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Fund	Unitary Management Fees (as a % of Net Assets)
S&P 500® Pure Growth ETF	0.35%
S&P 500® Pure Value ETF	0.35%
S&P S&P 500® Top 50 ETF	0.20%
S&P MidCap 400® Pure Growth ETF	0.35%
S&P MidCap 400® Pure Value ETF	0.35%
S&P SmallCap 600® Pure Growth ETF	0.35%
S&P SmallCap 600® Pure Value ETF	0.35%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each acquired Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund. Under this agreement, GFIA was not required to pay the expenses of the Independent Trustees.

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Effective on the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expense of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets per year (the “Expense Cap’’) through at least April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The limits are listed below:

Fund	Expense Cap	Contract End Date
S&P 500® Pure Growth ETF	0.35%	04/06/20
S&P 500® Pure Value ETF	0.35%	04/06/20
S&P S&P 500® Top 50 ETF	0.20%	04/06/20
S&P MidCap 400® Pure Growth ETF	0.35%	04/06/20
S&P MidCap 400® Pure Value ETF	0.35%	04/06/20
S&P SmallCap 600® Pure Growth ETF	0.35%	04/06/20
S&P SmallCap 600® Pure Value ETF	0.35%	04/06/20

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investment in money market funds managed by that affiliate (excluding investment of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period after the close of business on April 6, 2018 to April 30, 2018, the Adviser waived fees for each Fund in the following amounts:

Period after the close of business on April 6, 2018 to April 30, 2018*
S&P 500® Pure Growth Portfolio	$174
S&P 500® Pure Value Portfolio	17
S&P 500® Top 50 Portfolio	15
S&P MidCap 400® Pure Growth Portfolio	14
S&P MidCap 400® Pure Value Portfolio	3
S&P SmallCap 600® Pure Growth Portfolio	7
S&P SmallCap 600® Pure Value Portfolio	1

*	No fees were waived by GFIA during the period November 1, 2017 to April 6, 2018 and year ended October 31, 2017.

The Trust has entered in a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use it Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

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Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to April 30, 2018.

S&P 500® Pure Value ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$3,114,195	$1,397,048	$(1,556,589)	$(589,585)	$23,710	$2,388,779	$48,906

S&P SmallCap 600® Pure Value ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$1,039,996	$(267,469)	$(80,163)	$(9,470)	$682,894	$39,550

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to April 30, 2018, there were no transfers between valuation levels.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid During the Period November 1, 2017 to April 30, 2018, Year Ended October 31, 2017 and Year Ended October 31, 2016:

	2018	2017	2016
	Ordinary Income	Ordinary Income	Ordinary Income
S&P 500® Pure Growth ETF	$5,229,876	$13,278,946	$12,804,542
S&P 500® Pure Value ETF	8,749,124	16,800,045	16,846,207
S&P 500® Top 50 ETF	6,688,046	12,471,172	12,305,640
S&P MidCap 400® Pure Growth ETF	1,653,088	3,297,427	3,174,670
S&P MidCap 400® Pure Value ETF	873,890	1,979,370	1,503,674
S&P SmallCap 600® Pure Growth ETF	831,382	850,483	1,779,427
S&P SmallCap 600® Pure Value ETF	1,184,577	1,947,059	1,222,224

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500® Pure Growth ETF	$762,010	$407,422,758	$(219,305,720)	$2,156,867,602	$2,345,746,650
S&P 500® Pure Value ETF	919,635	37,416,884	(158,087,182)	1,002,142,953	882,392,290
S&P 500® Top 50 ETF	1,154,896	167,226,946	(13,771,896)	528,881,197	683,491,143
S&P MidCap 400® Pure Growth ETF	—	42,529,758	(71,723,488)	624,605,694	595,411,964
S&P MidCap 400® Pure Value ETF	48,955	(2,597,731)	(25,289,351)	129,727,861	101,889,734
S&P SmallCap 600® Pure Growth ETF	37,813	25,330,477	(36,624,164)	274,434,899	263,179,025
S&P SmallCap 600® Pure Value ETF	120,986	(13,024,005)	(58,965,684)	236,493,362	164,624,659

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
S&P 500® Pure Growth ETF	$—	$151,781,634	$67,524,086	$219,305,720	$—
S&P 500® Pure Value ETF	—	52,906,878	105,180,304	158,087,182	—
S&P 500® Top 50 ETF	3,619,667	3,451,938	6,700,291	13,771,896	10,584,384
S&P MidCap 400® Pure Growth ETF	—	57,272,703	14,450,785	71,723,488	—
S&P MidCap 400® Pure Value ETF	—	15,287,547	10,001,804	25,289,351	—
S&P SmallCap 600® Pure Growth ETF	—	32,640,099	3,984,065	36,624,164	—
S&P SmallCap 600® Pure Value ETF	—	32,591,913	26,373,771	58,965,684	8,325,244

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Securities Lending

During the period November 1, 2017 to April 30, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

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Note 8. Investment Transactions

For the period November 1, 2017 to April 30, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

	Purchases	Sales
S&P 500® Pure Growth ETF	$1,208,133,406	$1,196,450,350
S&P 500® Pure Value ETF	317,616,698	312,098,227
S&P 500® Top 50 ETF	6,480,848	4,908,441
S&P MidCap 400® Pure Growth ETF	416,397,775	415,900,709
S&P MidCap 400® Pure Value ETF	48,433,925	49,160,594
S&P SmallCap 600® Pure Growth ETF	137,511,382	140,348,171
S&P SmallCap 600® Pure Value ETF	90,824,694	89,199,294

For the period November 1, 2017 to April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500® Pure Growth ETF	$1,033,487,802	$1,039,285,456
S&P 500® Pure Value ETF	368,295,544	371,298,361
S&P 500® Top 50 ETF	29,008,351	45,888,333
S&P MidCap 400® Pure Growth ETF	167,564,062	176,824,030
S&P MidCap 400® Pure Value ETF	50,576,573	56,620,879
S&P SmallCap 600® Pure Growth ETF	68,315,262	48,005,318
S&P SmallCap 600® Pure Value ETF	59,359,419	135,385,733

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2018, the aggregate cost of investment, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® Pure Growth ETF	$464,011,092	$(56,588,334)	$407,422,758	$1,938,306,348
S&P 500® Pure Value ETF	78,513,214	(41,096,330)	37,416,884	844,446,571
S&P 500® Top 50 ETF	201,961,955	(34,735,009)	167,226,946	516,188,862
S&P MidCap 400® Pure Growth ETF	76,818,667	(34,288,909)	42,529,758	552,960,080
S&P MidCap 400® Pure Value ETF	8,374,270	(10,972,001)	(2,597,731)	104,536,214
S&P SmallCap 600® Pure Growth ETF	40,424,041	(15,093,564)	25,330,477	237,922,208
S&P SmallCap 600® Pure Value ETF	14,692,985	(27,716,990)	(13,024,005)	177,590,709
Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the period ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Pure Growth ETF	$(1)	$(256,592,780)	$256,592,781
S&P 500® Pure Value ETF	4,000	(89,568,954)	89,564,954
S&P 500® Top 50 ETF	—	(8,487,611)	8,487,611
S&P MidCap 400® Pure Growth ETF	250,947	(60,463,986)	60,213,039
S&P MidCap 400® Pure Value ETF	(64,482)	(13,814,721)	13,879,203
S&P SmallCap 600® Pure Growth ETF	1	(18,373,825)	18,373,824
S&P SmallCap 600® Pure Value ETF	(45,325)	(19,262,102)	19,307,427

53

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 1, 2017 through April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period November 1, 2017 through April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Formerly Known As	Predecessor Fund
Invesco S&P 500® Pure Growth ETF	PowerShares S&P 500® Pure Growth Portfolio	Guggenheim S&P 500® Pure Growth ETF
Invesco S&P 500® Pure Value ETF	PowerShares S&P 500® Pure Value Portfolio	Guggenheim S&P 500® Pure Value ETF
Invesco S&P 500® Top 50 ETF	PowerShares S&P 500® Top 50 Portfolio	Guggenheim S&P 500® Top 50 ETF
Invesco S&P MidCap 400® Pure Growth ETF	PowerShares S&P MidCap 400® Pure Growth Portfolio	Guggenheim S&P MidCap 400® Pure Growth ETF
Invesco S&P MidCap 400® Pure Value ETF	PowerShares S&P MidCap 400® Pure Value Portfolio	Guggenheim S&P MidCap 400® Pure Value ETF
Invesco S&P SmallCap 600® Pure Growth ETF	PowerShares S&P SmallCap 600® Pure Growth Portfolio	Guggenheim S&P SmallCap 600® Pure Growth ETF
Invesco S&P SmallCap 600® Pure Value ETF	PowerShares S&P SmallCap 600® Pure Value Portfolio	Guggenheim S&P SmallCap 600® Pure Value ETF

The financial statements as of October 31, 2017 and for each of the years ended on or prior to October 31, 2017 and the financial highlights for each of the years ended on or prior to October 31, 2017 (not presented herein, other than the statements of operations for year ended October 31, 2017, the statements of changes in net assets for each of the years ended on or prior to October 31, 2017, and the financial highlights for October 31, 2017 and prior) were audited by other auditors whose report dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

55

Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for each Fund’s current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, each of the Predecessor Funds was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Funds. The Prior Auditor’s report on the financial statements of the Predecessor Funds for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

56

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Pure Growth ETF (RPG)
Actual	$1,000.00	$1,056.09	0.35%	$1.78
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Pure Value ETF (RPV)
Actual	1,000.00	1,071.69	0.35	1.80
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Top 50 ETF (XLG)
Actual	1,000.00	1,031.96	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Invesco S&P MidCap 400® Pure Growth ETF (RFG)
Actual	1,000.00	1,033.22	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P MidCap 400® Pure Value ETF (RFV)
Actual	1,000.00	1,010.49	0.35	1.74
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
Actual	1,000.00	1,033.19	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P SmallCap 600® Pure Value ETF (RZV)
Actual	1,000.00	1,018.66	0.35	1.75
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365.

57

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco S&P 500® Pure Growth ETF	100%	100%
Invesco S&P 500® Pure Value ETF	100%	100%
Invesco S&P 500® Top 50 ETF	100%	100%
Invesco S&P MidCap 400® Pure Growth ETF	100%	100%
Invesco S&P MidCap 400® Pure Value ETF	100%	100%
Invesco S&P SmallCap 600® Pure Growth ETF	90%	87%
Invesco S&P SmallCap 600® Pure Value ETF	97%	93%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

58

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Pure Growth ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Pure Growth ETF into the PowerShares S&P 500® Pure Growth Portfolio (now known as the Invesco S&P 500® Pure Growth ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	9,876,667	238,909	925,473	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Pure Value ETF was held on Friday, February16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Pure Value ETF into the PowerShares S&P 500® Pure Value Portfolio (now known as the Invesco S&P 500® Pure Value ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	6,805,542	136,099	335,268	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P 500® Top 50 ETF was held on Friday, February 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500® Top 50 ETF into the PowerShares S&P 500® Top 50 Portfolio (now known as the Invesco S&P 500® Top 50 ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	1,797,326	21,792	65,391	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P MidCap 400® Pure Growth ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P MidCap 400® Pure Growth ETF into the PowerShares S&P MidCap 400® Pure Growth Portfolio (now known as the Invesco S&P MidCap 400® Pure Growth ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	1,570,173	40,736	319,244	N/A

59

Proxy Results (continued)

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P MidCap 400® Pure Value ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P MidCap 400® Pure Value ETF into the PowerShares S&P MidCap 400® Pure Value Portfolio (now known as the Invesco S&P MidCap 400® Pure Value ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	812,564	28,947	105,970	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P SmallCap 600® Pure Growth ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P SmallCap 600® Pure Growth ETF into the PowerShares S&P SmallCap 600® Pure Growth Portfolio (now known as the Invesco S&P SmallCap 600® Pure Growth ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	879,800	62,738	170,048	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P SmallCap 600® Pure Value ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P SmallCap 600® Pure Value ETF into the PowerShares S&P SmallCap 600® Pure Value Portfolio (now known as the Invesco S&P SmallCap 600® Pure Value ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	1,158,442	38,664	199,612	N/A

60

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

61

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

62

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

63

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008– Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

66

Board Considerations Regarding Approval of Investment Advisory Agreement

PowerShares Dow Jones Industrial Average Dividend Portfolio

PowerShares Raymond James SB-1 Equity Portfolio

PowerShares Wilshire Micro-Cap Portfolio

PowerShares Wilshire US REIT Portfolio

PowerShares S&P 100® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio

PowerShares S&P 500® Equal Weight Consumer Staples Portfolio

PowerShares S&P 500® Equal Weight Energy Portfolio

PowerShares S&P 500® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Financials Portfolio

PowerShares S&P 500® Equal Weight Health Care Portfolio

PowerShares S&P 500® Equal Weight Industrials Portfolio

PowerShares S&P 500® Equal Weight Materials Portfolio

PowerShares S&P 500® Equal Weight Real Estate Portfolio

PowerShares S&P 500® Equal Weight Technology Portfolio

PowerShares S&P 500® Equal Weight Utilities Portfolio

PowerShares S&P 500® Pure Growth Portfolio

PowerShares S&P 500® Pure Value Portfolio

PowerShares S&P 500® Top 50 Portfolio

PowerShares S&P MidCap 400® Equal Weight Portfolio

PowerShares S&P MidCap 400® Pure Growth Portfolio

PowerShares S&P MidCap 400® Pure Value Portfolio

PowerShares S&P SmallCap 600® Equal Weight Portfolio

PowerShares S&P SmallCap 600® Pure Growth Portfolio

PowerShares S&P SmallCap 600® Pure Value Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

67

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

Trustees noted that the fee data provided by the Adviser included only seven passive peer ETFs for PowerShares S&P 500® Equal Weight Utilities Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group, as applicable, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[1]
PowerShares Dow Jones Industrial Average Dividend Portfolio	Lower than median (24)	Lower than median (4)	Lower than median (136)	Lower than median (4)
PowerShares Raymond James SB-1 Equity Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	N/A
PowerShares Wilshire Micro-Cap Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	Lower than median (2)
PowerShares Wilshire US REIT Portfolio	Lower than median (14)	Higher than median (3)	Lower than median (65)	Higher than median (5)
PowerShares S&P 100® Equal Weight Portfolio	Higher than median (28)	Lower than median (23)	Lower than median (199)	Lower than median (1)
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	Same as median (10)	Higher than median (1)	Lower than median (8)	Lower than median (2)
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	Lower than median (10)	Higher than median (1)	Lower than median (7)	Lower than median (2)
PowerShares S&P 500® Equal Weight Energy Portfolio	Lower than median (17)	Higher than median (1)	Lower than median (19)	Lower than median (2)
PowerShares S&P 500® Equal Weight Portfolio	Lower than median (33)	Lower than median (20)	Lower than median (196)	Lower than median (1)
PowerShares S&P 500® Equal Weight Financials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (23)	Lower than median (3)
PowerShares S&P 500® Equal Weight Health Care Portfolio	Lower than median (23)	Higher than median (1)	Lower than median (22)	Lower than median (2)
PowerShares S&P 500® Equal Weight Industrials Portfolio	Lower than median (20)	Higher than median (1)	Lower than median (10)	Lower than median (2)
PowerShares S&P 500® Equal Weight Materials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (3)	Lower than median (2)
PowerShares S&P 500® Equal Weight Real Estate Portfolio	Higher than median (14)	Higher than median (3)	Lower than median (65)	N/A
PowerShares S&P 500® Equal Weight Technology Portfolio	Lower than median (26)	Higher than median (2)	Lower than median (34)	Lower than median (2)
PowerShares S&P 500® Equal Weight Utilities Portfolio	Lower than median (7)	Lower than median (2)	Lower than median (12)	Lower than median (2)
PowerShares S&P 500® Pure Growth Portfolio	Lower than median (10)	Lower than median (8)	Lower than median (143)	Lower than median (1)
PowerShares S&P 500® Pure Value Portfolio	Same as median (12)	Lower than median (9)	Lower than median (99)	Lower than median (3)
PowerShares S&P 500® Top 50 Portfolio	Same as median (28)	Lower than median (23)	Lower than median (199)	Higher than median (2)
PowerShares S&P MidCap 400® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P MidCap 400® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)

68

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[1]
PowerShares S&P MidCap 400® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)
PowerShares S&P SmallCap 600® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P SmallCap 600® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)
PowerShares S&P SmallCap 600® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)

[1]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

69

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST1-AR-3	invesco.com/us

Invesco Annual Report to Shareholders

April 30, 2018

DJD	Invesco Dow Jones Industrial Average Dividend ETF
NFO	Invesco Insider Sentiment ETF
CSD	Invesco S&P Spin-Off ETF
WMCR	Invesco Wilshire Micro-Cap ETF
CZA	Invesco Zacks Mid-Cap ETF
CVY	Invesco Zacks Multi-Asset Income ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

Throughout calendar year 2017, major U.S. stock market indexes reached new highs and the market experienced little volatility. Improving economic data, strong corporate profits and the prospect of tax reform legislation contributed to steadily rising stock market indexes. But in early 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth and, more recently, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock market to pull back and, starting in February 2018, volatility to increase. In April 2018, the yield on the 10-year U.S. Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1 Throughout the fiscal year, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive. The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June and December 2017 and in March 2018.2 The tone of the Fed’s statements grew more hawkish regarding the potential for additional rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Many major U.S. and international equity indexes performed well for the fiscal year, posting double-digit gains. For the fiscal year as a whole, information technology was the strongest-performing sector, while real estate and consumer staples were the weakest-performing sectors.

[1]	Source: U.S. Treasury

[2]	Source: U.S. Federal Reserve

3

DJD	Manager’s Analysis
Invesco Dow Jones Industrial Average Dividend ETF (DJD)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim Dow Jones Industrial Average Dividend ETF (the “Predecessor Fund”) was reorganized into Invesco Dow Jones Industrial Average Dividend ETF (formerly known as PowerShares Dow Jones Industrial Average Dividend Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Industrial Average Yield Weighted (the “Index”). The Fund will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is designed to provide exposure to high-yielding equity securities of companies included in the Dow Jones Industrial Average™ (the “Benchmark Index”), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements. The following criteria are used to select securities for the Benchmark Index: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. The Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average™ by their twelve-month dividend yield over the prior twelve months. Index constituents must be a part of the Benchmark Index. Only securities with a track record of consistent dividend payments in the previous twelve months will be eligible for inclusion in the Index. The Index is rebalanced semi-annually. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 9.22%. On a net asset value (“NAV”) basis, the Fund returned 9.23%. During the same time period, the Index returned 9.48%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Benchmark Index returned 11.52%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight the materials sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight exposure to and security selection within the materials sector.

For the fiscal period ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Intel Corp., an information technology company (portfolio average weight of 4.26%) and Cisco Systems Inc., an information technology company (portfolio average weight of 4.77%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 3.67%) and Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 3.67%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	17.2
Health Care	15.6
Industrials	14.5
Consumer Staples	12.3
Energy	11.7
Consumer Discretionary	10.8
Financials	8.4
Telecommunication Services	6.9
Materials	2.6
Other Assets Less Liabilities	0.0

4

Invesco Dow Jones Industrial Average Dividend ETF (DJD) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2018
Security
Verizon Communications, Inc.	6.8
Chevron Corp.	5.9
Exxon Mobil Corp.	5.8
Merck & Co., Inc.	5.2
Pfizer, Inc.	5.1
International Business Machines Corp.	4.8
Coca-Cola Co. (The)	4.8
General Electric Co.	4.4
Procter & Gamble Co. (The)	4.4
Cisco Systems, Inc.	4.0
Total	51.2

5

Invesco Dow Jones Industrial Average Dividend ETF (DJD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2018

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Dow Jones Industrial Average Yield Weighted	14.32%	15.61%	41.09%
Dow Jones Industrial Average™	18.09	16.65	44.14
Fund††
NAV Return	13.94	15.19	39.88
Market Price Return	13.85	15.23	40.00

Predecessor Fund Inception: December 16, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.30%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

6

NFO	Manager’s Analysis
Invesco Insider Sentiment ETF (NFO)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim Insider Sentiment ETF (the “Predecessor Fund”) was reorganized into Invesco Insider Sentiment ETF (formerly known as PowerShares Insider Sentiment Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Insider Sentiment ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Nasdaq US Insider Sentiment Index (the “Index”). Under normal circumstances, the Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing depositary receipts included in the Index).

The Index is designed to provide exposure to U.S. companies that Nasdaq, Inc. (the “Index Provider”) has selected for inclusion in the Index based on a company’s corporate insider buying trends. The companies eligible for the Index are derived from its starting universe, the Nasdaq US Large Mid Cap Index, which is designed to track the performance of mid- to large-capitalization U.S. companies. A broad universe of U.S.-traded securities, including common stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), depositary shares, shares of beneficial interest or limited partnership interests and tracking stocks, are eligible for inclusion in the Index. The Index Provider selects securities for the Index using a rules-based selection criteria designed to increase the Index’s exposure, relative to the starting universe, to securities that reflect favorable corporate insider buying trends by considering the following factors: insider buying trends, momentum and volatility. Eligible securities are ranked based on the above three factors and the top 100 ranking securities are selected for inclusion in the Index. The Index is also subject to industry specific constraints. The Index is evaluated and rebalanced semi-annually. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 11.48%. On a net asset value (“NAV”) basis, the Fund returned 11.14%. During the same time period, the Index returned 11.63%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 8.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the health care sector.

For the fiscal period ended April 30, 2018, the health care sector contributed most significantly to the Fund’s return, followed by information technology and industrials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Nektar Therapeutics, Class A, a health care company (portfolio average weight of 2.16%) and XPO Logistics, Inc., an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (no longer held at fiscal year-end) and PG&E Corp., an electric utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Industrials	17.2
Information Technology	17.1
Utilities	12.4
Financials	10.0
Health Care	9.9
Energy	8.2
Real Estate	8.2
Consumer Staples	7.1
Consumer Discretionary	7.0
Materials	2.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

7

Invesco Insider Sentiment ETF (NFO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Andeavor	1.2
CoreLogic, Inc.	1.1
CubeSmart	1.1
Portland General Electric Co.	1.1
Regency Centers Corp.	1.1
Ameren Corp.	1.1
HollyFrontier Corp.	1.0
Tiffany & Co.	1.0
F5 Networks, Inc.	1.0
Xcel Energy, Inc.	1.0
Total	10.7

*	Excluding money market fund holdings.

8

Invesco Insider Sentiment ETF (NFO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Nasdaq US Insider Sentiment Index†	18.10%	10.57%	35.20%	11.97%	75.99%	11.13%	187.30%	10.59%	221.57%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.47	156.94
Fund†††
NAV Return	17.31	9.97	32.99	11.33	70.99	10.45	170.29	9.81	196.40
Market Price Return	17.19	9.97	32.99	11.32	70.98	10.43	169.69	9.82	196.50

Predecessor Fund Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 6, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.75% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Nasdaq US Insider Sentiment Index performance is comprised of the performance of the Sabrient Insider Sentiment Index, the Fund’s previous underlying index, prior to the conversion date, October 24, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

CSD	Manager’s Analysis
Invesco S&P Spin-Off ETF (CSD)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) was reorganized into Invesco S&P Spin-Off ETF (formerly known as PowerShares S&P Spin-Off Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P Spin-Off ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P U.S. Spin-Off Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index.

The Index is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P United States BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion. S&P Dow Jones Indices LLC (the “Index Provider”) defines a spin-off company as any company resulting from one of the following events: spin-off, carve-out or split-off. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 7.15%. On a net asset value (“NAV”) basis, the Fund returned 7.10%. During the same time period, the Index returned 7.54%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 8.34%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 770 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap equity market. The Fund has elected to no longer use the S&P 500® Index as an additional measure of comparison to the Fund’s performance.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight the information technology sector and most underweight in the health care sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the consumer discretionary sector.

For the fiscal period ended April 30, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the real estate sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Hewlett Packard Enterprise Co., an information technology company (portfolio average weight of 7.54%) and Bioverativ, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Liberty Broadband Corp., Class C, a consumer discretionary company (portfolio average weight of 4.67%) and Colony NorthStar, Inc., Class A REIT, a real estate company (portfolio average weight of 1.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Information Technology	28.1
Consumer Discretionary	22.8
Industrials	11.9
Financials	11.4
Materials	10.0
Real Estate	8.7
Consumer Staples	5.2
Health Care	1.5
Energy	0.4
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

10

Invesco S&P Spin-Off ETF (CSD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Hewlett Packard Enterprise Co.	7.5
Synchrony Financial	7.4
PayPal Holdings, Inc.	7.4
Fortive Corp.	7.2
Liberty Broadband Corp., Class C	4.4
Keysight Technologies, Inc.	4.0
Lamb Weston Holdings, Inc.	3.8
Chemours Co. (The)	3.6
Alcoa Corp.	3.6
CDK Global, Inc.	3.3
Total	52.2

*	Excluding money market fund holdings.

11

Invesco S&P Spin-Off ETF (CSD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-S&P U.S. Spin-Off Index†	14.25%	5.88%	18.69%	10.48%	64.61%	10.54%	172.48%	8.68%	157.76%
Russell Midcap® Index	11.17	8.28	26.96	11.77	74.41	9.48	147.36	8.32	148.34
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	7.85	136.25
Fund†††
NAV Return	13.58	5.43	17.19	9.98	60.93	9.87	156.23	8.01	140.18
Market Price Return	13.38	5.42	17.16	9.98	60.89	9.85	155.82	7.99	139.88

Predecessor Fund Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 6, 2020. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-S&P U.S. Spin-Off Index performance is comprised of the performance of the Beacon Spin-Off Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

12

WMCR	Manager’s Analysis
Invesco Wilshire Micro-Cap ETF (WMCR)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Wilshire Micro-Cap ETF (the “Predecessor Fund”) was reorganized into Invesco Wilshire Micro-Cap ETF (formerly known as PowerShares Wilshire Micro-Cap Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Wilshire Micro-Cap ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index.

The Index is a rules-based index (i.e., an index based on specified criteria) comprised of securities of micro-capitalization companies, including real estate investment trusts (“REITs”) and business development companies (“BDCs”), as defined by Wilshire Associates Incorporated (the “Index Provider”). The Index is designed to represent micro-sized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000. The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 12.99%. On a net asset value (“NAV”) basis, the Fund returned 12.33%. During the same time period, the Index returned 11.96%. During the fiscal period, the Fund utilized a sampling methodology to achieve exposure to the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due this sampling methodology, offset partially by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Microcap® Index (the “Benchmark Index”) returned 12.24%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,490 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the micro-cap segment of the U.S. market. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the Russell 2000® Index and S&P 500® Index because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended April 30, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the information technology sector.

For the fiscal period ended April 30, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The telecommunications services sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Madrigal Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end) and Zogenix, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Edge Therapeutics, Inc., a health care company (portfolio average weight of 0.10%) and Calithera Biosciences, Inc., a health care company (portfolio average weight of 0.29%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	26.6
Health Care	24.7
Information Technology	11.9
Industrials	10.1
Consumer Discretionary	9.8
Energy	5.6
Real Estate	3.7
Consumer Staples	3.5
Materials	2.1
Utilities	1.2
Telecommunication Services	0.6
Money Market Fund Plus Other Assets Less Liabilities	0.2

13

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
RadNet, Inc.	0.6
Spartan Motors, Inc.	0.6
Addus HomeCare Corp.	0.6
Endocyte, Inc.	0.5
Sutherland Asset Management Corp.	0.5
Community Healthcare Trust, Inc.	0.5
Vericel Corp.	0.5
USA Technologies, Inc.	0.5
Hooker Furniture Corp.	0.5
MediciNova, Inc.	0.4
Total	5.2

*	Excluding money market fund holdings.

14

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Wilshire US Micro-Cap IndexSM†	12.58%	8.55%	27.89%	11.71%	73.93%	6.26%	83.50%	4.30%	63.04%
Russell Microcap® Index	13.76	9.35	30.74	12.05	76.65	9.10	138.89	6.87	116.29
Russell 2000® Index	11.54	9.64	31.79	11.74	74.22	9.49	147.49	8.16	148.69
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.47	156.94
Fund†††
NAV Return	13.57	9.26	30.42	12.22	77.97	6.71	91.51	4.75	71.32
Market Price Return	13.94	9.32	30.63	12.30	78.62	6.77	92.59	4.79	72.19

Predecessor Fund Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%, including acquired fund fees and expenses of 0.08%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Wilshire US Micro-Cap IndexSM performance is comprised of the performance of the Sabrient Stealth Index (Price Only), the Fund’s previous underlying index, prior to the conversion date, August 20, 2010, followed by the performance of the Index, starting from the conversion date through April 30, 2018.

††	Fund, Blended-Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

CZA	Manager’s Analysis
Invesco Zacks Mid-Cap ETF (CZA)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim Mid-Cap Core ETF (the “Predecessor Fund”) was reorganized into Invesco Zacks Mid-Cap ETF (formerly known as PowerShares Zacks Mid-Cap Portfolio) a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Zacks Mid-Cap ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks Mid-Cap Core Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing American Depositary Receipts (“ADRs”) that comprise the Index).

Securities in the Index are selected by Zacks Investment Research, Inc. (the “Index Provider”) based on investment and other criteria, from a universe of mid-capitalization securities including master limited partnerships (“MLPs”), ADRs and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The Index Provider seeks to identify companies with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their high long-term earnings growth rate, price-earnings ratio and short interest. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 6.14%. On a net asset value (“NAV”) basis, the Fund returned 6.19%. During the same time period, the Index returned 6.70%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 8.34%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 770 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation the U.S. mid-cap equity market. The Fund has elected to no longer use the S&P MidCap 400® Index and S&P 500® Index as additional measures of comparison to the Fund’s performance.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight the information technology sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight exposure to and security selection within the energy sector.

For the fiscal period ended April 30, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Nucor Corp., a materials company (portfolio average weight of 0.99%) and Regions Financial Corp., a financials company (portfolio average weight of 0.97%). Positions that detracted most significantly from the Fund’s return during this period included Spectra Energy Partners, LP, an energy company (no longer held at fiscal year-end) and Banco Santander, S.A., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	32.6
Industrials	16.5
Information Technology	10.0
Utilities	9.6
Materials	7.5
Real Estate	6.8
Consumer Staples	4.6
Energy	4.3
Health Care	4.0
Consumer Discretionary	4.0
Money Market Fund Plus Other Assets Less Liabilities	0.1

16

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
KeyCorp	2.1
Regions Financial Corp.	2.1
Ingersoll-Rand PLC	2.1
Nucor Corp.	2.0
Blackstone Group LP (The)	2.0
Willis Towers Watson PLC	2.0
Hartford Financial Services Group, Inc. (The)	1.9
Hershey Co. (The)	1.9
IHS Markit Ltd.	1.9
GGP, Inc.	1.9
Total	19.9

*	Excluding money market fund holdings.

17

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Zacks Mid-Cap Core Index	11.79%	10.72%	35.72%	12.69%	81.74%	12.11%	213.52%	10.74%	209.62%
Russell Midcap® Index	11.17	8.28	26.96	11.77	74.41	9.48	147.36	8.19	139.25
S&P MidCap 400® Index	9.77	9.41	30.98	11.77	74.43	10.05	160.67	9.00	159.94
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.03	135.42
Fund††
NAV Return	10.97	10.03	33.22	11.96	75.92	11.31	191.89	9.88	183.96
Market Price Return	10.90	10.08	33.39	11.98	76.10	11.31	191.97	9.89	184.16

Predecessor Fund Inception: April 2, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 6, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.65%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

18

CVY	Manager’s Analysis
Invesco Zacks Multi-Asset Income ETF (CVY)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim Multi-Asset Income ETF (the “Predecessor Fund”) was reorganized into Invesco Zacks Multi-Asset Income ETF (formerly known as PowerShares Zacks Multi-Asset Income Portfolio), a newly created exchange-traded fund in Invesco’s PowerShares family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Zacks Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing American Depositary Receipts (“ADRs “) that comprise the Index).

The securities comprising the Index include stocks of small and medium-sized companies from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks. The depositary receipts included in the Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. (the “Index Provider”). The Index Provider seeks to identify companies with potentially greater yield and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and market capitalization. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2017 to April 30, 2018, on a market price basis, the Fund returned 6.98%. On a net asset value (“NAV”) basis, the Fund returned 6.83%. During the same time period, the Index returned 7.37%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 8.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market. The Fund has elected to no longer use the Dow Jones U.S. Select Dividend Index as an additional measure of comparison to the Fund’s performance.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended April 30, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the information technology sector.

For the fiscal period ended April 30, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. The telecommunications services sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2018, included Kohl’s Corp., a consumer discretionary company (no longer held at fiscal year-end), and Valero Energy Corp., an energy company (portfolio average weight of 1.09%). Positions that detracted most significantly from the Fund’s return during this period included SunCoke Energy Partners LP, a materials company (portfolio average weight of 0.82%), and L Brands, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2018
Financials	27.0
Energy	14.8
Closed-End Funds	9.7
Consumer Discretionary	9.5
Real Estate	9.4
Utilities	9.2
Telecommunication Services	5.9
Materials	4.4
Health Care	4.0
Information Technology	3.1
Industrials	2.3
Consumer Staples	0.5
Money Market Fund Plus Other Assets Less Liabilities	0.2

19

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2018
Security
Phillips 66	1.2
Valero Energy Corp.	1.2
Bank of America Corp., 7.25%, Series L	1.2
Ngl Energy Partners LP	1.1
Wells Fargo & Co., 7.50%, 03/15/2167, Series L	1.1
DoubleLine Income Solutions Fund	1.1
PIMCO Dynamic Credit and Mortgage Income Fund	1.1
Merck & Co., Inc.	1.1
Morgan Stanley, 5.85%, 01/16/2166, Series K	1.1
Edison International	1.1
Total	11.3

*	Excluding money market fund holdings.

20

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Zacks Multi-Asset Income Index	10.10%	4.20%	13.15%	3.67%	19.77%	6.01%	79.26%	5.28%	81.74%
S&P 500® Index	13.27	10.57	35.17	12.96	83.93	9.02	137.11	8.47	156.94
Dow Jones U.S. Select Dividend Index	9.09	11.14	37.27	12.01	76.31	9.42	145.99	7.70	136.53
Fund††
NAV Return	9.34	3.53	10.98	3.03	16.11	5.20	66.07	4.43	65.34
Market Price Return	9.18	3.61	11.23	3.03	16.07	5.19	65.92	4.42	65.28

Predecessor Fund Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 6, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.84%, including acquired fund fees and expenses of 0.14%, and the net annual operating expense ratio was indicated as 0.79%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

21

Schedule of Investments(a)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

April 30, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—10.8%
2,561	Home Depot, Inc. (The)	$473,273
3,361	McDonald’s Corp.	562,766
3,703	NIKE, Inc., Class B	253,248
3,199	Walt Disney Co. (The)	320,956

		1,610,243

	Consumer Staples—12.3%
16,616	Coca-Cola Co. (The)	717,977
9,027	Procter & Gamble Co. (The)	653,013
5,375	Walmart, Inc.	475,473

		1,846,463

	Energy—11.7%
7,044	Chevron Corp.	881,275
11,251	Exxon Mobil Corp.	874,765

		1,756,040

	Financials—8.4%
2,982	American Express Co.	294,472
867	Goldman Sachs Group, Inc. (The)	206,632
3,379	JPMorgan Chase & Co.	367,568
3,005	Travelers Cos., Inc. (The)	395,458

		1,264,130

	Health Care—15.6%
3,990	Johnson & Johnson	504,695
13,250	Merck & Co., Inc.	780,028
21,015	Pfizer, Inc.	769,359
1,210	UnitedHealth Group, Inc.	286,044

		2,340,126

	Industrials—14.5%
1,975	3M Co.	383,920
1,100	Boeing Co. (The)	366,916
2,623	Caterpillar, Inc.	378,656
46,979	General Electric Co.	660,995
3,189	United Technologies Corp.	383,158

		2,173,645

	Information Technology—17.2%
1,616	Apple, Inc.	267,060
13,407	Cisco Systems, Inc.	593,796
9,626	Intel Corp.	496,894
4,986	International Business Machines Corp.	722,771
3,818	Microsoft Corp.	357,059
1,129	Visa, Inc., Class A	143,248

		2,580,828

	Materials—2.6%
6,158	DowDuPont, Inc.	389,432

	Telecommunication Services—6.9%
20,806	Verizon Communications, Inc.	1,026,776

	Total Investments in Securities (Cost $15,147,737)—100.0%	14,987,683
	Other assets less liabilities—0.0%	6,609

	Net Assets—100.0%	$14,994,292

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments(a)

Invesco Insider Sentiment ETF (NFO)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—7.0%
9,328	Hyatt Hotels Corp., Class A	$717,043
3,813	Lear Corp.	712,916
2,983	Madison Square Garden Co. (The), Class A(b)	724,929
44,639	News Corp., Class B	725,384
4,576	PVH Corp.	730,650
13,763	Tapestry, Inc.	740,036
7,384	Tiffany & Co.	759,297

		5,110,255

	Consumer Staples—7.1%
13,394	Brown-Forman Corp., Class B	750,600
3,207	Constellation Brands, Inc., Class A	747,648
4,907	Estee Lauder Cos., Inc. (The), Class A	726,678
7,083	Herbalife Nutrition Ltd.(b)	748,886
5,783	Ingredion, Inc.	700,263
7,069	McCormick & Co., Inc.	745,143
10,261	Nu Skin Enterprises, Inc., Class A	730,070

		5,149,288

	Energy—8.2%
6,195	Andeavor	856,892
4,668	Concho Resources, Inc.(b)	733,856
11,094	ConocoPhillips	726,657
5,684	Diamondback Energy, Inc.(b)	730,110
9,239	Exxon Mobil Corp.	718,332
12,527	HollyFrontier Corp.	760,264
9,151	Marathon Petroleum Corp.	685,501
12,258	ONEOK, Inc.	738,177

		5,949,789

	Financials—10.0%
4,259	Affiliated Managers Group, Inc.	702,139
7,241	American Express Co.	715,049
14,620	CNA Financial Corp.	737,725
9,890	Interactive Brokers Group, Inc., Class A	733,838
53,665	Investors Bancorp, Inc.	717,501
3,604	MarketAxess Holdings, Inc.	715,862
6,780	Northern Trust Corp.	723,765
5,064	PNC Financial Services Group, Inc. (The)	737,369
35,309	Starwood Property Trust, Inc. REIT	740,077
13,899	Voya Financial, Inc.	727,613

		7,250,938

	Health Care—9.9%
12,331	Abbott Laboratories	716,801
14,263	Bristol-Myers Squibb Co.	743,530
6,597	Centene Corp.(b)	716,302
2,905	ICU Medical, Inc.(b)	731,189
4,419	Laboratory Corp. of America Holdings(b)	754,544
8,466	Nektar Therapeutics, Class A(b)	708,266
7,435	Quest Diagnostics, Inc.	752,422
2,693	Teleflex, Inc.	721,401
5,770	Varian Medical Systems, Inc.(b)	666,954
8,541	Zoetis, Inc.	713,003

		7,224,412

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—17.2%
8,612	Allegion PLC	$664,674
14,172	Copart, Inc.(b)	723,906
15,558	Graco, Inc.	684,397
4,344	Harris Corp.	679,489
11,177	Hexcel Corp.	742,935
4,847	Honeywell International, Inc.	701,264
4,611	Illinois Tool Works, Inc.	654,854
13,815	KAR Auction Services, Inc.	718,242
8,541	Kirby Corp.(b)	728,547
16,790	Knight-Swift Transportation Holdings, Inc.	654,978
2,073	Lockheed Martin Corp.	665,101
11,134	Republic Services, Inc.	720,147
2,587	Roper Technologies, Inc.	683,460
13,488	Sensata Technologies Holding PLC(b)	684,111
11,127	Textron, Inc.	691,432
2,227	TransDigm Group, Inc.	713,909
2,531	W.W. Grainger, Inc.	712,097
9,207	Xylem, Inc.	671,190

		12,494,733

	Information Technology—17.1%
11,192	CDK Global, Inc.	730,166
8,926	Cognizant Technology Solutions Corp., Class A	730,325
16,291	CoreLogic, Inc.(b)	806,404
7,051	DXC Technology Co.	726,676
4,650	F5 Networks, Inc.(b)	758,368
4,226	Fair Isaac Corp.(b)	731,859
13,881	FLIR Systems, Inc.	743,328
6,559	Global Payments, Inc.	741,495
8,514	Guidewire Software, Inc.(b)	720,455
13,627	Keysight Technologies, Inc.(b)	704,243
14,418	Micron Technology, Inc.(b)	662,940
3,191	NVIDIA Corp.	717,656
14,490	SS&C Technologies Holdings, Inc.	719,429
5,849	VeriSign, Inc.(b)	686,790
38,252	Western Union Co. (The)	755,477
8,988	Worldpay, Inc., Class A(b)	730,005
15,628	Zillow Group, Inc., Class A(b)	755,926

		12,421,542

	Materials—2.9%
4,390	Air Products & Chemicals, Inc.	712,453
4,913	Ecolab, Inc.	711,255
17,650	Newmont Mining Corp.	693,469

		2,117,177

	Real Estate—8.2%
5,342	American Tower Corp. REIT	728,435
26,453	CubeSmart REIT	778,776
12,142	Equity Residential REIT	749,283
5,337	Howard Hughes Corp. (The)(b)	722,096
4,159	Jones Lang LaSalle, Inc.	704,992
58,669	Medical Properties Trust, Inc. REIT	749,790
19,779	Rayonier, Inc. REIT	735,581
13,005	Regency Centers Corp. REIT	765,344

		5,934,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Insider Sentiment ETF (NFO) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities—12.4%
17,570	Alliant Energy Corp.	$754,631
12,970	Ameren Corp.	760,301
10,661	American Electric Power Co., Inc.	746,057
21,353	Aqua America, Inc.	750,558
8,699	Atmos Energy Corp.	755,856
9,405	Consolidated Edison, Inc.	753,623
7,105	DTE Energy Co.	748,867
9,241	Entergy Corp.	753,973
23,415	NRG Energy, Inc.	725,865
18,169	Portland General Electric Co.	771,819
11,743	WEC Energy Group, Inc.	754,840
16,183	Xcel Energy, Inc.	758,012

		9,034,402

	Total Common Stocks & Other Equity Interests (Cost $68,770,941)	72,686,833

	Money Market Fund—0.1%
38,522	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $38,522)	38,522

	Total Investments in Securities (Cost $68,809,463)—100.1%	72,725,355
	Other assets less liabilities—(0.1)%	(40,459)

	Net Assets—100.0%	$72,684,896

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

Invesco S&P Spin-Off ETF (CSD)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—22.8%
76,159	Adient PLC	$4,667,785
3,827	Cable One, Inc.	2,430,604
72,292	Delphi Technologies PLC	3,499,656
92,044	Gannett Co., Inc.	890,066
80,798	Hilton Grand Vacations, Inc.(b)	3,474,314
21,457	Liberty Broadband Corp., Class A(b)	1,512,289
124,804	Liberty Broadband Corp., Class C(b)	8,847,356
44,399	Liberty Expedia Holdings, Inc., Class A(b)	1,811,479
93,658	Liberty Latin America Ltd., Class C (Chile)(b)	1,691,464
27,455	Liberty Media Corp.-Liberty Braves, Class C(b)	605,108
164,277	Liberty Media Corp.-Liberty Formula One, Class C(b)	4,849,457
138,583	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	5,773,368
58,842	Liberty TripAdvisor Holdings, Inc., Series A(b)	541,346
13,494	Madison Square Garden Co. (The), Class A(b)	3,279,312
28,996	TopBuild Corp.(b)	2,310,981

		46,184,585

	Consumer Staples—5.2%
48,693	Energizer Holdings, Inc.	2,793,030
119,249	Lamb Weston Holdings, Inc.	7,789,345

		10,582,375

	Energy—0.4%
33,658	California Resources Corp.(b)	856,596

	Financials—11.4%
78,171	Brighthouse Financial, Inc.(b)	3,969,523
52,967	Cannae Holdings, Inc.(b)	1,094,298
214,571	Navient Corp.	2,845,212
454,230	Synchrony Financial	15,066,809

		22,975,842

	Health Care—1.5%
38,278	Halyard Health, Inc.(b)	1,813,229
30,788	Varex Imaging Corp.(b)	1,108,060

		2,921,289

	Industrials—11.9%
35,936	Babcock & Wilcox Enterprises, Inc.(b)	81,934
34,151	Babcock & Wilcox Enterprises, Inc. Rts. expiring 05/03/18(b)(c)	21,802
207,170	Fortive Corp.	14,566,123
68,294	Hertz Global Holdings, Inc.(b)	1,495,639
41,089	KLX, Inc.(b)	3,214,392
87,838	NOW, Inc.(b)	1,065,475
34,667	SPX FLOW, Inc.(b)	1,560,015
113,762	Welbilt, Inc.(b)	2,179,680

		24,185,060

	Information Technology—28.1%
58,390	Cars.Com, Inc.(b)	1,662,947
103,189	CDK Global, Inc.	6,732,050
161,332	Conduent, Inc.(b)	3,139,521
889,403	Hewlett Packard Enterprise Co.	15,164,321
155,006	Keysight Technologies, Inc.(b)	8,010,710
200,280	PayPal Holdings, Inc.(b)	14,942,891
88,872	Versum Materials, Inc.	3,126,517
85,626	Zillow Group, Inc., Class C(b)	4,152,005

		56,930,962

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials—10.0%
140,515	Alcoa Corp.(b)	$7,194,368
151,060	Chemours Co. (The)	7,312,815
58,442	GCP Applied Technologies, Inc.(b)	1,674,363
34,347	Ingevity Corp.(b)	2,638,880
42,163	Rayonier Advanced Materials, Inc.	902,288
31,930	TimkenSteel Corp.(b)	536,105

		20,258,819

	Real Estate—8.7%
445,052	Colony Northstar, Inc., Class A REIT	2,719,268
76,180	JBG SMITH Properties REIT	2,808,756
67,001	New Senior Investment Group, Inc. REIT	577,549
164,087	Park Hotels & Resorts, Inc. REIT	4,722,424
76,532	Quality Care Properties, Inc. REIT(b)	1,681,408
134,546	Uniti Group, Inc. REIT	2,424,519
86,353	Urban Edge Properties REIT	1,776,281
151,551	Washington Prime Group, Inc. REIT	980,535

		17,690,740

	Total Common Stocks & Other Equity Interests (Cost $177,261,000)	202,586,268

	Money Market Fund—0.1%
137,823	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $137,823)	137,823

	Total Investments in Securities (Cost $177,398,823)—100.1%	202,724,091
	Other assets less liabilities—(0.1)%	(189,619)

	Net Assets—100.0%	$202,534,472

Investment Abbreviations:

REIT—Real Estate Investment Trust

Rts.—Rights

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2018.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments(a)

Invesco Wilshire Micro-Cap ETF (WMCR)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Consumer Discretionary—9.8%
6,298	A. H. Belo Corp., Class A, Series A	$35,269
1,371	America’s Car-Mart, Inc.(b)	73,074
5,730	Appliance Recycling Centers of America, Inc.(b)	4,355
392	Ark Restaurants Corp.	9,565
2,817	Ascent Capital Group, Inc., Class A(b)	9,747
4,137	Ballantyne Strong, Inc.(b)	19,651
2,926	Bassett Furniture Industries, Inc.	85,000
1,368	Beasley Broadcast Group, Inc., Class A	15,527
7,787	Beazer Homes USA, Inc.(b)	114,313
2,616	Boot Barn Holdings, Inc.(b)	51,195
4,856	Bravo Brio Restaurant Group, Inc.(b)	19,424
4,683	Build-A-Bear Workshop, Inc.(b)	42,615
11,705	Cdti Advanced Materials, Inc.(b)	7,374
5,407	Century Casinos, Inc.(b)	41,526
2,937	Cherokee, Inc.(b)	2,118
8,759	Christopher & Banks Corp.(b)	9,285
5,122	Cinedigm Corp., Class A(b)	8,451
5,482	Clarus Corp.(b)	39,196
2,825	Collectors Universe, Inc.	44,268
3,307	Comstock Holding Cos., Inc., Class A(b)	7,838
2,014	Crown Crafts, Inc.	11,883
2,937	Culp, Inc.	86,788
4,269	Del Frisco’s Restaurant Group, Inc.(b)	67,877
1,371	Delta Apparel, Inc.(b)	24,801
5,357	Destination Maternity Corp.(b)	15,214
15,625	Destination XL Group, Inc.(b)	26,563
6,430	Diversified Restaurant Holdings, Inc.(b)	8,488
2,716	Dogness International Copr., Class A (Virgin Islands (BR))(b)	9,832
4,766	Dover Motorsports, Inc.	9,770
681	Educational Development Corp.(b)	16,548
4,021	Emmis Communications Corp., Class A(b)	18,336
2,853	Escalade, Inc.	37,802
8,833	EVINE Live, Inc.(b)	10,246
2,856	Famous Dave’s of America, Inc.(b)	23,419
2,257	Flexsteel Industries, Inc.	82,742
5,878	Forward Industries, Inc.(b)	8,406
2,012	Full House Resorts, Inc.(b)	6,499
2,517	Gaia, Inc.(b)	38,133
1,741	Harte-Hanks, Inc.(b)	15,338
3,289	Hooker Furniture Corp.	124,160
3,622	Iconix Brand Group, Inc.(b)	2,936
2,795	Inspired Entertainment, Inc.(b)	13,975
4,425	J. Alexander’s Holdings, Inc.(b)	52,879
4,583	Jamba, Inc.(b)	43,172
3,367	Kona Grill, Inc.(b)	5,724
2,100	Lakeland Industries, Inc.(b)	27,195
15,305	Lee Enterprises, Inc.(b)	35,967
3,474	Lifetime Brands, Inc.	41,341
4,983	Lincoln Educational Services Corp.(b)	9,318
8,140	Luby’s, Inc.(b)	21,001
1,630	MCBC Holdings, Inc.(b)	39,120
1,307	McClatchy Co. (The), Class A(b)	12,338
855	Nathan’s Famous, Inc.	70,067
5,933	Nevada Gold & Casinos, Inc.(b)	12,341
3,181	New Home Co., Inc. (The)(b)	31,746
11,691	New York & Co., Inc.(b)	45,946
2,264	Noodles & Co., Class A(b)	16,414

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
5,313	Nova Lifestyle, Inc.(b)	$9,191
1,006	NTN Buzztime, Inc.(b)	4,738
904	P&f Industries, Inc., Class A	7,322
1,689	Papa Murphy’s Holdings, Inc.(b)	8,580
2,567	Peak Resorts, Inc.	11,937
4,771	Rave Restaurant Group, Inc.(b)	6,536
2,405	RCI Hospitality Holdings, Inc.	65,392
4,911	Reading International, Inc., Class A(b)	75,286
3,907	Red Lion Hotels Corp.(b)	38,484
1,942	Rocky Brands, Inc.	46,317
1,148	Saga Communications, Inc., Class A	42,591
3,324	Salem Media Group, Inc.	10,471
4,507	Shiloh Industries, Inc.(b)	37,453
2,085	Skyline Corp.(b)	52,917
7,336	Spar Group, Inc.(b)	9,243
8,645	Stage Stores, Inc.	25,157
979	Strattec Security Corp.	32,013
2,960	Superior Uniform Group, Inc.	79,387
4,153	Sypris Solutions, Inc.(b)	5,856
3,236	Tandy Leather Factory, Inc.(b)	23,946
8,004	Town Sports International Holdings, Inc.(b)	74,437
3,647	Townsquare Media, Inc., Class A	27,790
3,733	Trans World Entertainment Corp.(b)	4,666
2,203	Turtle Beach Corp.(b)	12,117
960	Unique Fabricating, Inc.	8,928
6,145	Universal Technical Institute, Inc.(b)	19,234
20,015	UQM Technologies, Inc.(b)	24,618
6,680	Urban One, Inc.(b)	12,358
5,342	US Auto Parts Network, Inc.(b)	9,616
2,716	Vince Holding Corp.(b)	24,390
3,823	VOXX International Corp.(b)	19,115
2,584	Xcel Brands, Inc.(b)	8,010
7,036	ZAGG, Inc.(b)	78,803

		2,681,015

	Consumer Staples—3.5%
28,985	22nd Century Group, Inc.(b)	59,999
1,876	Alico, Inc.	60,595
1,893	Alliance One International, Inc.(b)	39,564
341	Arcadia Biosciences, Inc.(b)	4,232
29,219	Castle Brands, Inc.(b)	36,524
5,542	Cca Industries, Inc.(b)	16,625
3,308	Craft Brew Alliance, Inc.(b)	63,844
3,190	Ifresh, Inc.(b)	22,330
6,858	Landec Corp.(b)	91,211
4,415	Lifevantage Corp.(b)	16,733
2,427	Lifeway Foods, Inc.(b)	12,887
3,464	Limoneira Co.	80,642
1,811	Long Blockchain Corp.(b)	1,431
704	Mannatech, Inc.	14,045
2,178	Natural Alternatives International, Inc.(b)	21,889
4,433	Nature’s Sunshine Products, Inc.(b)	41,005
5,735	New Age Beverages Corp.(b)	10,552
3,664	Ocean Bio-Chem, Inc.	12,384
1,186	Oil-Dri Corp. of America	45,969
3,241	Orchids Paper Products Co.(b)	19,803
7,551	Primo Water Corp.(b)	98,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
4,128	Reed’s, Inc.(b)	$9,082
1,513	Seneca Foods Corp., Class A(b)	41,683
3,611	Shineco, Inc. (China)(b)	5,272
2,884	Truett-Hurst, Inc., Class A(b)	4,586
4,654	Turning Point Brands, Inc.	98,758
1,060	United-Guardian, Inc.	18,391
10,639	Veru, Inc.(b)	21,065

		969,566

	Energy—5.6%
610	Adams Resources & Energy, Inc.	27,938
14,070	Approach Resources, Inc.(b)	39,115
5,461	Aspen Aerogels, Inc.(b)	24,575
3,307	Barnwell Industries, Inc.(b)	6,217
1,710	Centrus Energy Corp., Class A(b)	6,207
3,959	Comstock Resources, Inc.(b)	27,436
4,728	Contango Oil & Gas Co.(b)	17,635
1,887	Cross Timbers Royalty Trust	25,475
5,471	Dawson Geophysical Co.(b)	39,391
6,835	Enduro Royalty Trust	25,631
6,435	ENGlobal Corp.(b)	5,470
8,331	Evolution Petroleum Corp.	77,478
60,043	Gastar Exploration, Inc.(b)	40,829
9,194	Gevo, Inc.(b)	3,309
2,145	Gulfmark Offshore, Inc.(b)	72,930
4,543	Harvest Natural Resources, Inc.(c)	0
13,592	Houston American Energy Corp.(b)	3,276
10,255	Hugoton Royalty Trust	6,563
2,424	ION Geophysical Corp.(b)	69,811
394	Isramco, Inc.(b)	41,626
11,906	Lilis Energy, Inc.(b)	49,172
4,125	Lonestar Resources US, Inc., Class A(b)	20,996
2,346	Mexco Energy Corp.(b)	10,557
7,019	Midstates Petroleum Co., Inc.(b)	98,196
4,766	Mitcham Industries, Inc.(b)	15,537
3,242	Natural Gas Services Group, Inc.(b)	78,132
22,844	Northern Oil and Gas, Inc.(b)	38,150
13,312	Pacific Coast Oil Trust, Class Trust Unit	28,754
11,952	Pacific Ethanol, Inc.(b)	41,832
4,414	Panhandle Oil and Gas, Inc., Class A	85,852
8,492	PetroQuest Energy, Inc.(b)	4,789
18,078	Pioneer Energy Services Corp.(b)	62,369
704	Ranger Energy Services, Inc., Class A(b)	5,808
9,203	Renewable Energy Group, Inc.(b)	118,719
905	Rosehill Resources, Inc.(b)	7,168
3,008	Silverbow Resources, Inc.(b)	92,195
6,433	Superior Drilling Products, Inc.(b)	11,965
2,999	Synthesis Energy Systems, Inc.(b)	9,357
10,866	Torchlight Energy Resources, Inc.(b)	13,365
37,391	Uranium Energy Corp.(b)	56,460
6,549	US Energy Corp. Wyoming(b)	7,335
20,386	VAALCO Energy, Inc.(b)	19,876
8,810	Vertex Energy, Inc.(b)	10,396
2,405	Voc Energy Trust	12,266
7,719	Westwater Resources, Inc.(b)	4,191
15,153	Zion Oil & Gas, Inc.(b)	65,461

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
1,515	Zion Oil & Gas, Inc. Rts. expiring 06/05/18(b)	$970

		1,530,780

	Financials—26.6%
1,193	1347 Property Insurance Holdings, Inc.(b)	8,112
15,043	180 Degree Capital Corp.(b)	27,830
2,427	Alcentra Capital Corp.	14,975
2,296	American National Bankshares, Inc.	88,281
1,449	American River Bankshares	22,474
6,486	Ameriserv Financial, Inc.	26,593
12,507	Arbor Realty Trust, Inc. REIT	109,561
6,016	Ares Commercial Real Estate Corp. REIT	73,576
251	Ashford, Inc.(b)	22,308
2,582	Asta Funding, Inc.	9,037
4,823	Atlantic American Corp.	15,916
2,552	Atlas Financial Holdings, Inc.(b)	26,796
402	Bancorp 34, Inc.	6,002
1,625	Bank of Marin Bancorp	117,894
1,106	Bank of South Carolina Corp.	23,281
1,850	Bankwell Financial Group, Inc.	58,423
3,598	Bcb Bancorp, Inc.	55,769
2,277	BSB Bancorp, Inc.(b)	73,433
1,180	C&F Financial Corp.	68,322
2,706	Capstar Financial Holdings, Inc.(b)	51,658
604	Carolina Trust Bancshares, Inc.(b)	4,892
3,171	Central Valley Community Bancorp	65,323
830	Century Bancorp, Inc., Class A	66,400
1,353	Chemung Financial Corp.	63,862
2,745	Cherry Hill Mortgage Investment Corp. REIT	48,367
4,050	Citizens & Northern Corp.	97,807
402	Citizens First Corp.	10,544
2,607	Civista Bancshares, Inc.	59,805
4,050	CM Finance, Inc.	32,400
4,141	CNB Financial Corp.	117,439
2,016	Codorus Valley Bancorp, Inc.	58,887
373	Cohen & Co., Inc.	3,920
1,443	Colony Bankcorp, Inc.	23,232
3,241	Conifer Holdings, Inc.(b)	18,636
4,550	Consumer Portfolio Services, Inc.(b)	15,561
990	County Bancorp, Inc.	27,878
6,890	Crossroads Capital Escrow(b)(c)	0
1,006	Ditech Holding Corp.(b)	5,734
905	Eagle Bancorp Montana, Inc.	17,738
4,322	Elevate Credit, Inc.(b)	33,020
4,276	Ellington Residential Mortgage REIT	48,618
1,814	Entegra Financial Corp.(b)	52,697
3,123	Enterprise Bancorp, Inc.	112,990
704	Esquire Financial Holdings, Inc.(b)	16,959
3,963	ESSA Bancorp, Inc.	57,939
1,215	Evans Bancorp, Inc.	55,039
2,394	Farmers & Merchants Bancorp, Inc.	105,599
1,924	Farmers Capital Bank Corp.	96,489
3,692	Federated National Holding Co.	62,395
7,125	Fidus Investment Corp.	93,052
2,863	First Bancorp, Inc./Me	79,362
3,736	First Connecticut Bancorp, Inc.	90,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
2,673	First Financial Northwest, Inc.	$45,174
2,343	First Internet Bancorp	80,131
2,157	First United Corp.	41,738
1,400	First US Bancshares, Inc.	15,932
6,150	Five Oaks Investment Corp. REIT	17,404
1,382	FNB Bancorp	50,056
5,372	Garrison Capital, Inc.	44,426
6,658	Gladstone Capital Corp.	58,191
8,345	Gladstone Investment Corp.	92,379
3,820	Great Ajax Corp. REIT	51,341
4,930	Great Elm Capital Group, Inc.(b)	19,227
6,248	GSV Capital Corp.(b)	42,112
2,414	Guaranty Bancshares, Inc.	79,155
3,629	Hallmark Financial Services, Inc.(b)	37,270
1,208	Harvest Capital Credit Corp.	12,442
1,760	Hawthorn Bancshares, Inc.	38,632
3,370	Health Insurance Innovations, Inc., Class A(b)	96,045
1,327	Hmn Financial, Inc.(b)	25,478
2,100	Home Bancorp, Inc.	91,035
906	Hopfed Bancorp, Inc.	13,581
3,488	Horizon Technology Finance Corp., Class Closed End Fund	35,857
3,783	Impac Mortgage Holdings, Inc.(b)	32,382
1,728	Independence Holding Co.	61,171
1,960	Investar Holding Corp.	49,882
255	Investors Title Co.	49,648
7,836	Macatawa Bank Corp.	83,688
3,837	Manning & Napier, Inc., Class A	11,895
3,077	Marlin Business Services Corp.	84,310
5,232	MBT Financial Corp.	53,236
6,855	Medallion Financial Corp.(b)	27,968
1,307	Medley Management, Inc., Class A	7,450
905	Metropolitan Bank Holding Corp.(b)	42,834
4,217	MidSouth Bancorp, Inc.	58,827
3,315	MidWestOne Financial Group, Inc.	106,975
5,705	Monroe Capital Corp.	73,366
1,783	Mutualfirst Financial, Inc.	65,525
1,507	National Bankshares, Inc.	69,096
4,655	Newtek Business Services Corp.	83,650
2,532	Nicholas Financial, Inc.(b)	22,130
1,977	Northrim Bancorp, Inc.	69,590
1,565	Norwood Financial Corp.	46,340
2,727	OFS Capital Corp.	29,124
1,199	Old Point Financial Corp.	31,534
6,905	Old Second Bancorp, Inc.	98,742
2,633	Oppenheimer Holdings, Inc., Class A	70,696
13,653	Orchid Island Capital, Inc. REIT	95,571
2,699	Owens Realty Mortgage, Inc. REIT	41,861
4,691	Pacific Mercantile Bancorp(b)	43,861
1,769	Parke Bancorp, Inc.	41,483
4,624	PCSB Financial Corp.(b)	93,728
1,710	PDL Community Bancorp(b)	27,189
1,355	Penns Woods Bancorp, Inc.	58,943
1,879	Peoples Bancorp of North Carolina, Inc.	57,779
1,213	Plumas Bancorp	33,903
1,168	Porter Bancorp, Inc.(b)	15,932

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
2,270	Premier Financial Bancorp, Inc.	$44,674
1,618	Provident Bancorp, Inc.(b)	38,023
1,078	Provident Financial Holdings, Inc.	19,781
582	Randolph Bancorp, Inc.(b)	9,306
2,478	Regional Management Corp.(b)	81,452
5,253	Riverview Bancorp, Inc.	49,326
806	Salisbury Bancorp, Inc.	33,489
1,244	Saratoga Investment Corp.	25,577
1,388	SB Financial Group, Inc.	26,233
2,474	Security National Financial Corp., Class A(b)	13,236
5,300	Severn Bancorp, Inc.	40,015
3,558	Shore Bancshares, Inc.	64,364
2,706	SI Financial Group, Inc.	38,696
603	Siebert Financial Corp.(b)	5,638
3,671	Sierra Bancorp	102,274
2,070	Silvercrest Asset Management Group, Inc., Class A	31,878
1,613	Southern First Bancshares, Inc.(b)	73,956
2,004	Southern Missouri Bancorp, Inc.	69,940
6,046	Southern National Bancorp of Virginia, Inc.	98,248
4,267	Stellus Capital Investment Corp.	54,319
3,127	Summit Financial Group, Inc.	78,331
9,245	Sutherland Asset Management Corp. REIT	133,128
3,000	Territorial Bancorp, Inc.	91,320
13,072	TheStreet.com, Inc.(b)	22,484
1,487	Timberland Bancorp, Inc.	48,551
4,590	TriplePoint Venture Growth BDC Corp.	56,044
1,988	Two River Bancorp	33,876
972	Union Bankshares, Inc.	49,572
1,811	United Bancorp, Inc./Oh	23,905
12,003	United Community Financial Corp.	121,590
3,363	United Security Bancshares	37,329
2,375	Unity Bancorp, Inc.	52,250
3,997	US Global Investors, Inc., Class A	11,072
301	Value Line, Inc.	5,863
4,299	West Bancorporation, Inc.	104,681
5,727	Western New England Bancorp, Inc.	61,852
5,668	WhiteHorse Finance, Inc.	73,061

		7,296,112

	Health Care—24.7%
10,730	AcelRx Pharmaceuticals, Inc.(b)	25,752
2,043	Acer Therapeutics, Inc.(b)	41,882
8,905	Adamis Pharmaceuticals Corp.(b)	32,058
3,073	Addus HomeCare Corp.(b)	161,333
3,308	Aeglea Biotherapeutics, Inc.(b)	30,897
6,337	Agile Therapeutics, Inc.(b)	17,934
1,710	Aileron Therapeutics, Inc.(b)	8,687
6,398	Akers Biosciences, Inc.(b)	3,391
3,064	Albireo Pharma, Inc.(b)	93,666
3,825	Aldeyra Therapeutics, Inc.(b)	30,026
16,989	Alimera Sciences, Inc.(b)	19,028
1,509	Allena Pharmaceuticals, Inc.(b)	21,624
3,325	Alphatec Holdings, Inc.(b)	12,768
729	Alpine Immune Sciences, Inc.(b)	5,672
6,883	Altimmune, Inc.(b)	5,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
21,553	Ampio Pharmaceuticals, Inc.(b)	$55,822
2,555	Apollo Endosurgery, Inc.(b)	14,691
4,077	Applied Genetic Technologies Corp.(b)	18,652
6,311	Apricus Biosciences, Inc.(b)	1,702
6,371	Aptevo Therapeutics, Inc.(b)	28,224
2,414	Aquabounty Technologies, Inc.(b)	7,483
18,866	ArQule, Inc.(b)	48,863
1,106	Arsanis, Inc.(b)	22,153
4,170	aTyr Pharma, Inc.(b)	9,383
1,710	Avenue Therapeutics, Inc.(b)	6,481
25,809	Aveo Pharmaceuticals, Inc.(b)	61,425
12,038	Avid Bioservices, Inc.(b)	44,179
4,142	Axsome Therapeutics, Inc.(b)	14,083
7,128	Bellerophon Therapeutics, Inc.(b)	16,394
8,092	Bioanalytical Systems, Inc.(b)	14,404
21,958	Biolase, Inc.(b)	7,751
2,309	Biolife Solutions, Inc.(b)	16,694
30,424	Biopharmx Corp.(b)	6,836
1,853	BioSpecifics Technologies Corp.(b)	78,604
31,114	BioTime, Inc.(b)	67,206
7,948	Bovie Medical Corp.(b)	27,739
7,639	Calithera Biosciences, Inc.(b)	46,980
1,509	Calyxt, Inc.(b)	25,366
5,757	Cancer Genetics, Inc.(b)	5,325
6,783	Caredx, Inc.(b)	66,406
12,246	Cas Medical Systems, Inc.(b)	14,573
10,949	Casi Pharmaceuticals, Inc.(b)	72,920
3,521	Catabasis Pharmaceuticals, Inc.(b)	5,704
3,018	Catalyst Biosciences, Inc.(b)	85,983
23,816	Catalyst Pharmaceuticals, Inc.(b)	66,685
2,314	Catasys, Inc.(b)	12,021
2,917	Cel-Sci Corp.(b)	6,680
4,728	Celsion Corp.(b)	10,543
7,143	Cerecor, Inc.(b)	26,572
3,327	Cesca Therapeutics, Inc.(b)	5,024
3,658	Chembio Diagnostics, Inc.(b)	29,264
3,036	Cidara Therapeutics, Inc.(b)	13,055
6,677	Clearside BioMedical, Inc.(b)	81,326
2,200	Cleveland Biolabs, Inc.(b)	6,336
9,130	Codexis, Inc.(b)	102,713
7,757	Conatus Pharmaceuticals, Inc.(b)	26,451
5,583	Concert Pharmaceuticals, Inc.(b)	101,890
8,753	ConforMIS, Inc.(b)	11,335
29,919	Corindus Vascular Robotics, Inc.(b)	31,116
7,367	Corium International, Inc.(b)	72,786
4,270	Corvus Pharmaceuticals, Inc.(b)	40,992
4,570	Cryoport, Inc.(b)	32,950
16,349	Cti Biopharma Corp.(b)	63,434
1,509	Cue Biopharma, Inc.(b)	16,659
3,968	Cumberland Pharmaceuticals, Inc.(b)	25,752
14,186	Curis, Inc.(b)	7,573
7,111	Cytosorbents Corp.(b)	53,688
6,996	Cytrx Corp.(b)	11,823
6,128	Digirad Corp.	9,192
2,158	Diversicare Healthcare Services, Inc.	15,904
39,663	Durect Corp.(b)	80,516

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
6,071	Edge Therapeutics, Inc.(b)	$6,678
9,082	Egalet Corp.(b)	5,975
1,811	Eiger BioPharmaceuticals, Inc.(b)	15,937
5,835	Ekso Bionics Holdings, Inc.(b)	10,970
2,522	Electromed, Inc.(b)	13,467
5,359	Eleven Biotherapeutics, Inc.(b)	14,952
15,972	Endocyte, Inc.(b)	152,852
11,070	Enzo Biochem, Inc.(b)	66,420
4,336	Evoke Pharma, Inc.(b)	10,797
704	Evolus, Inc.(b)	4,822
7,264	Eyegate Pharmaceuticals, Inc.(b)	3,846
14,184	Five Star Senior Living, Inc.(b)	17,021
3,509	Flex Pharma, Inc.(b)	16,843
1,712	Fonar Corp.(b)	48,706
9,068	Fortress Biotech, Inc.(b)	36,272
1,911	Fulgent Genetics, Inc.(b)	7,625
8,642	Galectin Therapeutics, Inc.(b)	28,778
2,328	Gemphire Therapeutics, Inc.(b)	12,734
12,204	Genocea Biosciences, Inc.(b)	11,716
2,162	Gtx, Inc.(b)	36,754
6,544	Harvard Bioscience, Inc.(b)	37,628
1,307	Heat Biologics, Inc.(b)	2,797
19,614	Hemispherx Biopharma, Inc.(b)	6,180
4,769	Histogenics Corp.(b)	12,686
5,413	Htg Molecular Diagnostics, Inc.(b)	21,598
3,866	Icad, Inc.(b)	14,729
47,098	Idera Pharmaceuticals, Inc.(b)	72,060
10,876	Immune Design Corp.(b)	40,241
5,679	Imprimis Pharmaceuticals, Inc.(b)	12,948
13,488	Infinity Pharmaceuticals, Inc.(b)	29,674
6,038	Infusystem Holdings, Inc.(b)	16,645
6,467	Innovate Biopharmaceuticals, Inc.(b)	112,784
5,433	Interpace Diagnostics Group, Inc.(b)	4,771
805	Intrexon Corp.(b)(c)	0
1,702	Intricon Corp.(b)	39,657
15,489	Invitae Corp.(b)	85,654
3,915	Invuity, Inc.(b)	12,920
1,454	iRadimed Corp.(b)	25,372
3,710	Iridex Corp.(b)	20,331
4,930	Itus Corp.(b)	18,389
2,414	Joint Corp. (The)(b)	18,177
3,356	Juniper Pharmaceuticals, Inc.(b)	27,351
1,609	Kalvista Pharmaceuticals, Inc.(b)	15,479
3,046	Kempharm, Inc.(b)	15,687
881	Kewaunee Scientific Corp.	30,439
5,888	Kindred Biosciences, Inc.(b)	53,875
905	Krystal Biotech, Inc.(b)	8,697
3,452	Leap Therapeutics, Inc.(b)	23,646
7,634	Marinus Pharmaceuticals, Inc.(b)	33,895
20,223	Matinas Biopharma Holdings, Inc.(b)	8,963
2,569	Medical Transcription Billing Corp.(b)	8,658
10,903	MediciNova, Inc.(b)	122,877
12,235	MEI Pharma, Inc.(b)	27,406
3,222	Merrimack Pharmaceuticals, Inc.	27,323
3,045	Mersana Therapeutics, Inc.(b)	51,826
11,639	Microbot Medical, Inc.(b)	9,416

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
3,631	Miragen Therapeutics, Inc.(b)	$24,909
2,252	Misonix, Inc.(b)	24,772
5,988	Molecular Templates, Inc.(b)	52,814
4,877	Mustang Bio, Inc.(b)	43,844
2,012	Myomo, Inc.(b)	7,968
5,640	Nanostring Technologies, Inc.(b)	53,580
50,201	Navidea Biopharmaceuticals, Inc.(b)	14,307
7,492	Neos Therapeutics, Inc.(b)	62,184
4,194	Neuralstem, Inc.(b)	6,962
2,128	Neurotrope, Inc.(b)	18,705
2,719	Novabay Pharmaceuticals, Inc.(b)	8,687
4,348	Novan, Inc.(b)	12,609
1,438	Novus Therapeutics, Inc.(b)	6,586
3,519	Nuvectra Corp.(b)	45,325
2,615	Obalon Therapeutics, Inc.(b)	10,068
3,496	Oncocyte Corp.(b)	7,516
5,790	Onconova Therapeutics, Inc.(b)	2,256
1,982	Oragenics, Inc.(b)	2,577
1,106	Orthopediatrics Corp.(b)	20,815
11,707	OvaScience, Inc.(b)	10,302
3,018	Ovid Therapeutics, Inc.(b)	28,611
1,307	Pain Therapeutics, Inc.(b)	10,521
48,040	Palatin Technologies, Inc.(b)	57,648
3,544	Pernix Therapeutics Holdings, Inc.(b)	8,364
5,072	Pfenex, Inc.(b)	28,200
4,322	Pieris Pharmaceuticals, Inc.(b)	27,531
2,521	Plx Pharma, Inc.(b)	10,840
3,961	Polarityte, Inc.(b)	68,406
4,973	Precision Therapeutics, Inc.(b)	4,908
503	Pro-DEX, Inc.(b)	3,395
3,023	Protagonist Therapeutics, Inc.(b)	26,119
40,384	Protalix BioTherapeutics, Inc.(b)	16,557
4,793	Proteon Therapeutics, Inc.(b)	10,065
6,524	Proteostasis Therapeutics, Inc.(b)	33,011
1,570	Psychemedics Corp.	33,064
2,658	Pulse Biosciences, Inc.(b)	46,754
1,237	Quanterix Corp.(b)	20,967
3,825	Ra Pharmaceuticals, Inc.(b)	23,218
13,259	RadNet, Inc.(b)	175,682
4,675	Recro Pharma, Inc.(b)	56,848
26,025	Regulus Therapeutics, Inc.(b)	17,046
7,344	Reshape Lifesciences, Inc.(b)	3,180
1,106	Restoration Robotics, Inc.(b)	4,723
7,419	Rexahn Pharmaceuticals, Inc.(b)	12,909
1,695	Riot Blockchain, Inc.	12,238
8,531	Savara, Inc.(b)	78,997
1,710	Scpharmaceuticals, Inc.(b)	17,049
2,937	SeaSpine Holdings Corp.(b)	33,805
10,384	Second Sight Medical Products, Inc.(b)	17,030
4,829	Selecta Biosciences, Inc.(b)	56,596
1,685	Sellas Life Sciences Group, Inc.(b)	9,503
15,299	Senseonics Holdings, Inc.(b)	47,274
2,275	Sensus Healthcare, Inc.(b)	13,809
4,136	Sientra, Inc.(b)	54,512
14,316	Sierra Oncology, Inc. (Canada)(b)	29,491
2,915	Simulations Plus, Inc.	47,952

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
2,146	Sonoma Pharmaceuticals, Inc.(b)	$8,155
9,313	Sophiris Bio, Inc. (Canada)(b)	25,331
3,741	Sorrento Tech, Inc.(b)(c)	0
1,710	Spero Therapeutics, Inc.(b)	20,708
1,260	Spring Bank Pharmaceuticals, Inc.(b)	18,182
6,555	Stemline Therapeutics, Inc.(b)	112,746
3,074	Strata Skin Sciences, Inc.(b)	3,996
4,660	Streamline Health Solutions, Inc.(b)	6,710
9,246	Strongbridge Biopharma PLC(b)	70,732
8,879	Sunesis Pharmaceuticals, Inc.(b)	25,572
4,637	Sunlink Health Systems, Inc.(b)	6,353
5,974	Syndax Pharmaceuticals, Inc.(b)	62,369
3,804	Synlogic, Inc.(b)	50,137
15,695	Synthetic Biologics, Inc.(b)	3,767
5,533	T2 Biosystems, Inc.(b)	35,522
12,544	Tandem Diabetes Care, Inc.(b)	95,711
2,213	Tapimmune, Inc.(b)	5,864
11,194	Teligent, Inc.(b)	33,582
1,799	Tobira Therapeutics, Inc.(b)(c)	24,718
2,611	Tocagen, Inc.(b)	24,152
2,102	Tonix Pharmaceuticals Holding Corp.(b)	6,558
3,508	Tracon Pharmaceuticals, Inc.(b)	8,770
11,933	Trevena, Inc.(b)	22,195
696	Utah Medical Products, Inc.	70,679
1,811	Valeritas Holdings, Inc.(b)	3,151
2,045	Vaxart, Inc.(b)	10,736
5,157	Veracyte, Inc.(b)	31,251
10,957	Verastem, Inc.(b)	45,691
9,672	Vericel Corp.(b)	129,121
9,852	Vermillion, Inc.(b)	13,300
6,640	Versartis, Inc.(b)	9,960
5,530	Vical, Inc.(b)	8,074
11,988	Viking Therapeutics, Inc.(b)	49,391
7,324	Vital Therapies, Inc.(b)	39,916
5,582	Viveve Medical, Inc.(b)	19,202
27,963	VIVUS, Inc.(b)	10,285
2,348	vTv Therapeutics, Inc., Class A(b)	4,203
2,291	Xoma Corp.(b)	54,572
5,271	Zafgen, Inc.(b)	35,790
2,042	Zosano Pharma Corp.(b)	8,740
3,424	Zynerba Pharmaceuticals, Inc.(b)	35,164

		6,792,658

	Industrials—10.1%
1,106	Acme United Corp.	23,624
306	Aerocentury Corp.(b)	4,881
301	Air T, Inc.(b)	8,187
1,972	Allied Motion Technologies, Inc.	78,624
4,010	American Electric Technologies, Inc.(b)	2,727
5,293	American Superconductor Corp.(b)	31,229
6,969	Aqua Metals, Inc.(b)	21,813
6,844	Arotech Corp.(b)	21,901
2,034	Astrotech Corp.(b)	4,475
2,566	Bluelinx Holdings, Inc.(b)	103,205
5,358	Broadwind Energy, Inc.(b)	14,145
15,578	Capstone Turbine Corp.(b)	21,809
8,381	CECO Environmental Corp.	39,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
503	Chicago Rivet & Machine Co.	$14,595
7,134	Commercial Vehicle Group, Inc.(b)	47,869
392	Continental Materials Corp.(b)	7,431
3,369	Covenant Transportation Group, Inc., Class A(b)	93,490
2,787	CPI Aerostructures, Inc.(b)	26,616
2,591	Dlh Holdings Corp.(b)	15,106
2,819	DMC Global, Inc.	109,095
3,923	Dpw Holdings, Inc.(b)	3,923
12,364	Eagle Bulk Shipping, Inc.(b)	62,562
1,460	Eastern Co. (The)	41,464
1,185	Ecology And Environment, Inc., Class A	15,464
4,975	Energous Corp.(b)	89,351
2,221	Energy Focus, Inc.(b)	6,197
20,655	Enphase Energy, Inc.(b)	85,718
20,065	Ensync, Inc.(b)	7,304
777	Envirostar, Inc.	28,361
301	Espey Manufacturing & Electronics Corp.	7,991
3,071	ExOne Co. (The)(b)	21,251
2,812	Franklin Covey Co.(b)	68,613
4,053	Fuel Tech, Inc.(b)	5,188
19,195	FuelCell Energy, Inc.(b)	35,703
3,239	Gee Group, Inc.(b)	8,098
2,330	Gencor Industries, Inc.(b)	36,232
6,965	Goldfield Corp. (The)(b)	29,253
2,660	Hardinge, Inc.	48,784
10,769	HC2 Holdings, Inc.(b)	54,922
3,856	Heritage-Crystal Clean, Inc.(b)	81,554
10,061	Hudson Technologies, Inc.(b)	44,067
1,705	Hurco Cos., Inc.	75,361
5,968	IES Holdings, Inc.(b)	100,859
2,012	Industrial Services of America, Inc.(b)	4,567
6,136	Innovative Solutions & Support, Inc.(b)	22,028
7,302	Intersections, Inc.(b)	12,852
1,704	Lawson Products, Inc.(b)	39,448
4,292	Layne Christensen Co.(b)	60,560
381	Limbach Holdings, Inc.(b)	4,785
1,047	LS Starrett Co. (The), Class A	6,387
6,838	LSI Industries, Inc.	41,917
3,444	Manitex International, Inc.(b)	35,439
545	Mastech Digital, Inc.(b)	7,984
2,343	Miller Industries, Inc.	57,989
1,536	Odyssey Marine Exploration, Inc.(b)	12,626
11,961	Orion Energy Systems, Inc.(b)	9,569
876	P.A.M. Transportation Services, Inc.(b)	31,527
603	Patriot Transportation Holding, Inc.(b)	10,914
10,177	Performant Financial Corp.(b)	30,735
704	Perma-Fix Environmental Services(b)	3,133
2,247	Perma-Pipe International Holdings, Inc.(b)	20,335
1,005	Polar Power, Inc.(b)	5,945
574	Preformed Line Products Co.	38,602
1,611	Quest Resource Holding Corp.(b)	3,045
2,881	Rcm Technologies, Inc.	14,981
5,189	Real Goods Solar, Inc., Class A(b)	4,802
4,372	Revolution Lighting Technologies, Inc.(b)	15,564
1,611	Shiftpixy, Inc.(b)	4,414

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
9,094	Spartan Motors, Inc.	$162,328
2,556	Sparton Corp.(b)	47,209
3,921	Spherix, Inc.(b)	3,999
7,033	Sterling Construction Co., Inc.(b)	78,277
1,091	Taylor Devices, Inc.(b)	11,117
4,882	Tecogen, Inc.(b)	16,306
4,021	Ultralife Corp.(b)	33,977
2,012	USA Truck, Inc.(b)	48,348
2,112	Virco Manufacturing Corp.	8,870
1,615	VSE Corp.	82,833
2,497	Willdan Group, Inc.(b)	71,414
1,107	Willis Lease Finance Corp.(b)	36,177
4,206	Xerium Technologies, Inc.(b)	27,549

		2,776,985

	Information Technology—11.9%
402	Acm Research, Inc., Class A(b)	4,060
4,616	Adesto Technologies Corp.(b)	41,544
6,371	Aehr Test Systems(b)	14,781
2,630	Aerohive Networks, Inc.(b)	10,704
2,455	Airgain, Inc.(b)	19,517
4,499	Akoustis Technologies, Inc.(b)	22,810
5,367	Amber Road, Inc.(b)	49,698
4,323	American Software, Inc., Class A	55,161
3,338	Amtech Systems, Inc.(b)	23,132
5,131	Applied Dna Sciences, Inc.(b)	7,748
1,135	Astronova, Inc.	20,260
2,833	Asure Software, Inc.(b)	42,892
1,529	Atomera, Inc.(b)	7,737
3,033	Autoweb, Inc.(b)	11,070
1,432	Aviat Networks, Inc.(b)	23,299
3,713	Aware, Inc./Ma(b)	14,481
10,922	AXT, Inc.(b)	63,894
2,012	Black Box Corp.	3,923
2,313	Broadvision, Inc.(b)	5,204
2,615	Bsquare Corp.(b)	11,767
1,509	Cardlytics, Inc.(b)	21,156
2,174	Ccur Holdings, Inc.	11,305
3,590	Clearfield, Inc.(b)	43,798
2,069	ClearOne, Inc.	12,724
4,769	Clearsign Combustion Corp.(b)	8,584
2,562	CommerceHub, Inc., Series A(b)	58,081
3,137	Communications Systems, Inc.	11,230
3,558	Computer Task Group, Inc.(b)	27,290
2,174	CPI Card Group, Inc.	5,587
1,144	Csp, Inc.	12,458
6,137	CUI Global, Inc.(b)	16,877
1,519	Cvd Equipment Corp.(b)	12,501
2,312	CyberOptics Corp.(b)	35,258
1,509	Dasan Zhone Solutions, Inc.(b)	16,644
2,163	Data I/O Corp.(b)	13,562
3,237	Datawatch Corp.(b)	29,780
5,231	DHI Group, Inc.(b)	7,323
2,915	Digimarc Corp.(b)	84,098
2,730	Digital Ally, Inc.(b)	6,552
9,385	Document Security Systems, Inc.(b)	11,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
2,282	Echelon Corp.(b)	$10,018
2,414	Edgewater Technology, Inc.(b)	13,880
5,515	eGain Corp.(b)	47,705
7,822	eMagin Corp.(b)	12,124
7,916	EMCORE Corp.(b)	35,622
2,960	Everspin Technologies, Inc.(b)	20,217
3,079	Evolving Systems, Inc.(b)	11,546
1,689	Frequency Electronics, Inc.(b)	14,880
3,274	Globalscape, Inc.	12,212
8,071	GSE Systems, Inc.(b)	25,827
3,986	GSI Technology, Inc.(b)	29,217
3,417	ID Systems, Inc.(b)	23,406
4,134	Identiv, Inc.(b)	13,890
3,781	Iec Electronics Corp.(b)	16,712
7,783	Immersion Corp.(b)	85,691
8,872	Information Services Group, Inc.(b)	38,504
10,430	Innodata, Inc.(b)	11,994
1,956	Inpixon(b)	704
12,140	Inseego Corp.(b)	25,980
2,716	Intellicheck, Inc.(b)	5,758
9,640	Intermolecular, Inc.(b)	11,472
1,710	inTEST Corp.(b)	12,312
6,083	Intevac, Inc.(b)	39,844
9,053	Inuvo, Inc.(b)	8,595
23,735	iPass, Inc.(b)	7,358
280	Issuer Direct Corp.	4,483
6,441	Iteris, Inc.(b)	32,656
905	Key Tronic Corp.(b)	6,362
3,783	KVH Industries, Inc.(b)	40,100
5,366	Lantronix, Inc.(b)	13,147
3,937	Leaf Group Ltd.(b)	28,937
6,878	Lightpath Technologies, Inc., Class A(b)	13,756
12,859	Lrad Corp.(b)	30,347
11,189	Luna Innovations, Inc.(b)	36,812
1,267	Marin Software, Inc.(b)	9,186
6,893	Mattersight Corp.(b)	17,922
18,642	Meet Group, Inc. (The)(b)	44,368
19,906	Microvision, Inc.(b)	25,480
9,649	Mitek Systems, Inc.(b)	74,780
6,596	Model N, Inc.(b)	113,121
3,843	Napco Security Technologies, Inc.(b)	41,120
1,030	NET Element, Inc.(b)	8,168
25,173	NetList, Inc.(b)	3,924
2,414	Netsol Technologies, Inc.(b)	10,984
777	NVE Corp.	65,711
4,143	Nxt-Id, Inc.(b)	8,079
2,817	Ominto, Inc.(b)	8,197
5,664	Optical Cable Corp.(b)	15,859
2,968	Par Technology Corp.(b)	42,413
2,919	PCM, Inc.(b)	37,801
2,844	PC-Tel, Inc.	20,335
2,733	Perceptron, Inc.(b)	24,023
4,564	PFSweb, Inc.(b)	42,400
8,309	Pixelworks, Inc.(b)	35,562
6,299	PRGX Global, Inc.(b)	61,730
20,622	QuickLogic Corp.(b)	28,665

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
10,354	Radisys Corp.(b)	$7,910
2,339	Reis, Inc.	49,119
4,209	Relm Wireless Corp.	15,973
5,856	Remark Holdings, Inc.(b)	34,667
8,658	Research Frontiers, Inc.(b)	8,225
4,799	Resonant, Inc.(b)	19,772
3,267	RF Industries Ltd.	18,459
3,647	Richardson Electronics Ltd.	33,808
9,457	Rubicon Project, Inc. (The)(b)	20,616
7,747	SeaChange International, Inc.(b)	24,403
1,721	Sharpspring, Inc.(b)	11,032
905	Shotspotter, Inc.(b)	25,105
1,757	Sigmatron International, Inc.(b)	11,948
6,725	Smith Micro Software, Inc.(b)	13,383
3,057	Socket Mobile, Inc.(b)	8,621
1,913	Sonic Foundry, Inc.(b)	4,572
2,881	StarTek, Inc.(b)	25,468
10,056	Steel Connect, Inc.(b)	19,609
6,363	Superconductor Technologies, Inc.(b)	6,162
6,690	Support.Com, Inc.(b)	18,130
5,593	Synacor, Inc.(b)	9,788
8,347	Telaria, Inc.(b)	35,057
1,658	TESSCO Technologies, Inc.	29,264
2,314	Tintri, Inc.(b)	2,615
1,811	Transact Technologies, Inc.	22,094
1,408	Travelzoo(b)	16,122
2,476	Upland Software, Inc.(b)	67,273
14,612	USA Technologies, Inc.(b)	127,855
6,006	UTStarcom Holdings Corp(b)	29,670
900	Veritone, Inc.(b)	18,639
1,177	Wayside Technology Group, Inc.	16,184
5,068	Westell Technologies, Inc., Class A(b)	15,559
39,089	Widepoint Corp.(b)	23,051
3,353	Wireless Telecom Group, Inc.(b)	7,611
6,266	Xg Technology, Inc.(b)	4,890
2,263	Xplore Technologies Corp.(b)	7,151
3,946	Zedge, Inc., Class B(b)	16,692
13,306	Zix Corp.(b)	67,195

		3,275,246

	Materials—2.1%
6,289	Advanced Emissions Solutions, Inc.	69,305
1,898	Core Molding Technologies, Inc.	29,419
709	Friedman Industries, Inc.	4,360
19,909	General Moly, Inc.(b)	7,366
17,694	Golden Minerals Co.(b)	7,202
19,372	Intrepid Potash, Inc.(b)	87,755
17,851	Marrone Bio Innovations, Inc.(b)	31,239
1,153	Northern Technologies International Corp.	34,417
17,109	Senomyx, Inc.(b)	18,820
2,368	Synalloy Corp.	40,848
5,370	Trecora Resources(b)	69,542
1,529	UFP Technologies, Inc.(b)	50,839
685	United States Lime & Minerals, Inc.	51,183
1,974	Universal Stainless & Alloy Products, Inc.(b)	57,917
28,415	US Antimony Corp.(b)	7,095
3,119	US Gold Corp.	4,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Wilshire Micro-Cap ETF (WMCR) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
5,735	Vista Gold Corp.(b)	$4,191
1,559	Yield10 Bioscience, Inc.(b)	2,775

		578,515

	Real Estate—3.7%
635	American Realty Investors, Inc.(b)	12,224
7,454	Bluerock Residential Growth REIT, Inc., Class A REIT	67,011
3,120	BRT Apartments Corp. REIT	37,721
1,950	Clipper Realty, Inc. REIT	15,970
5,158	Community Healthcare Trust, Inc. REIT	131,529
1,036	Condor Hospitality Trust, Inc. REIT	10,111
1,504	Consolidated-Tomoka Land Co.	92,526
3,136	CorEnergy Infrastructure Trust, Inc. REIT	120,861
8,446	Farmland Partners, Inc. REIT	64,359
2,654	Gladstone Land Corp. REIT	33,440
5,122	Global Medical REIT, Inc. REIT	39,900
1,270	Griffin Industrial Realty, Inc.	47,117
1,911	Innovative Industrial Properties, Inc., Class A REIT	65,242
4,118	Jernigan Capital, Inc. REIT	79,066
2,195	Maui Land & Pineapple Co., Inc.(b)	23,377
2,226	Power REIT(b)	13,512
25,755	RAIT Financial Trust REIT	4,669
4,527	Sotherly Hotels, Inc. REIT	29,290
7,739	UMH Properties, Inc. REIT	104,709
1,142	Urstadt Biddle Properties, Inc. REIT	19,585
1,978	Wheeler Real Estate Investment Trust, Inc. REIT	7,418

		1,019,637

	Telecommunication Services—0.6%
12,408	Alaska Communications Systems Group, Inc.(b)	18,240
8,151	Fusion Telecommunications International, Inc.(b)	25,513
2,581	Hawaiian Telcom Holdco, Inc.(b)	70,306
3,917	Ooma, Inc.(b)	41,716

		155,775

	Utilities—1.2%
2,472	Artesian Resources Corp., Class A	94,678
6,505	Cadiz, Inc.(b)	87,492
3,695	Global Water Resources, Inc.	34,068
5,884	Pure Cycle Corp.(b)	52,662
1,826	Rgc Resources, Inc.	47,293

		316,193

	Total Common Stocks & Other Equity Interests (Cost $26,126,977)	27,392,482

	Money Market Fund—0.5%
139,731	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(d) (Cost $139,731)	139,731

	Total Investments in Securities (Cost $26,266,708)—100.3%	27,532,213
	Other assets less liabilities—(0.3)%	(79,480)

	Net Assets—100.0%	$27,452,733

Investment Abbreviations:

REIT—Real Estate Investment Trust

Rts.—Rights

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

Invesco Zacks Mid-Cap ETF (CZA)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—4.0%
14,225	Choice Hotels International, Inc.	$1,138,711
16,920	Columbia Sportswear Co.	1,404,529
116,197	Melco Resorts & Entertainment Ltd. ADR (Hong Kong)	3,626,509
94,185	Yum China Holdings, Inc. (China)	4,027,351

		10,197,100

	Consumer Staples—4.6%
118,342	Coca-Cola European Partners PLC (United Kingdom)	4,639,006
52,626	Hershey Co. (The)	4,838,434
34,886	Lamb Weston Holdings, Inc.	2,278,754

		11,756,194

	Energy—4.3%
54,825	Andeavor Logistics LP	2,326,773
107,229	Enable Midstream Partners LP	1,532,302
63,601	Shell Midstream Partners LP	1,373,146
112,702	TechnipFMC PLC (United Kingdom)	3,714,658
40,632	Western Gas Partners LP	1,952,774

		10,899,653

	Financials—32.6%
21,533	American Financial Group, Inc.	2,437,966
51,208	Apollo Global Management LLC, Class A	1,476,839
99,732	Ares Capital Corp.	1,599,701
45,864	Arthur J. Gallagher & Co.	3,210,021
167,523	Blackstone Group LP (The)	5,184,837
16,009	BOK Financial Corp.	1,611,786
68,895	Brown & Brown, Inc.	1,876,011
68,347	CNA Financial Corp.	3,448,790
43,153	Comerica, Inc.	4,081,411
18,659	Credicorp Ltd. (Peru)	4,338,031
22,674	Essent Group Ltd.(b)	747,335
35,038	First Hawaiian, Inc.	965,297
21,983	Hancock Holding Co.	1,073,870
90,709	Hartford Financial Services Group, Inc. (The)	4,883,773
281,306	Huntington Bancshares, Inc.	4,194,272
13,763	IBERIABANK Corp.	1,031,537
270,590	KeyCorp	5,390,153
125,615	KKR & Co. LP	2,630,378
55,330	Lincoln National Corp.	3,908,511
40,667	Nasdaq, Inc.	3,591,709
38,415	Oaktree Capital Group LLC, Class A	1,517,393
73,686	Principal Financial Group, Inc.	4,363,685
51,331	Radian Group, Inc.	734,033
284,329	Regions Financial Corp.	5,316,952
91,854	Santander Consumer USA Holdings, Inc.	1,694,706
38,990	SEI Investments Co.	2,465,338
30,463	Synovus Financial Corp.	1,592,301
26,776	Western Alliance Bancorp(b)	1,579,248
33,879	Willis Towers Watson PLC	5,031,370
14,617	Wintrust Financial Corp.	1,307,491

		83,284,745

	Health Care—4.0%
38,013	Bruker Corp.	1,122,524
33,138	Catalent, Inc.(b)	1,362,303
60,893	DENTSPLY Sirona, Inc.	3,065,354

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
16,226	Hill-Rom Holdings, Inc.	$1,392,678
13,172	ICON PLC(b)	1,549,422
57,103	Qiagen N.V.(b)	1,867,839

		10,360,120

	Industrials—16.5%
42,601	A.O. Smith Corp.	2,613,571
57,507	AMETEK, Inc.	4,013,989
22,681	BWX Technologies, Inc.	1,537,772
14,613	Crane Co.	1,222,231
41,819	Graco, Inc.	1,839,618
27,814	Harris Corp.	4,350,666
98,450	IHS Markit Ltd.(b)	4,836,849
62,945	Ingersoll-Rand PLC	5,280,456
36,148	Jacobs Engineering Group, Inc.	2,099,837
33,370	KAR Auction Services, Inc.	1,734,906
18,696	L3 Technologies, Inc.	3,662,173
16,235	Lincoln Electric Holdings, Inc.	1,345,394
14,208	Nordson Corp.	1,827,149
41,777	nVent Electric PLC (United Kingdom)	923,272
49,791	Pentair PLC (United Kingdom)	2,252,097
8,659	Teledyne Technologies, Inc.(b)	1,620,012
15,209	Woodward, Inc.	1,094,136

		42,254,128

	Information Technology—10.0%
35,550	Amdocs Ltd.	2,390,738
44,707	ARRIS International PLC(b)	1,207,089
37,115	Black Knight, Inc.(b)	1,805,645
36,263	Booz Allen Hamilton Holding Corp.	1,437,103
32,777	Entegris, Inc.	1,055,419
70,053	Maxim Integrated Products, Inc.	3,817,888
77,004	Nuance Communications, Inc.(b)	1,133,499
49,406	SS&C Technologies Holdings, Inc.	2,453,008
157,479	Symantec Corp.	4,376,341
45,294	Total System Services, Inc.	3,807,414
64,347	Trimble, Inc.(b)	2,226,406

		25,710,550

	Materials—7.5%
35,734	Celanese Corp., Series A	3,883,214
75,504	Graphic Packaging Holding Co.	1,079,707
84,751	Nucor Corp.	5,222,357
40,447	Olin Corp.	1,221,095
23,770	Packaging Corp. of America	2,749,951
17,382	W.R. Grace & Co.	1,189,624
64,369	WestRock Co.	3,808,070

		19,154,018

	Real Estate—6.8%
34,335	American Campus Communities, Inc. REIT	1,342,842
75,830	Brixmor Property Group, Inc. REIT	1,129,109
88,761	Duke Realty Corp. REIT	2,405,423
21,746	Equity LifeStyle Properties, Inc. REIT	1,938,873
237,716	GGP, Inc. REIT	4,751,943
26,197	Highwoods Properties, Inc. REIT	1,153,192
38,751	Hudson Pacific Properties, Inc. REIT	1,273,745
36,456	Liberty Property Trust REIT	1,524,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Zacks Mid-Cap ETF (CZA) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
19,585	Sun Communities, Inc. REIT	$1,838,052

		17,357,769

	Utilities—9.6%
27,223	Atmos Energy Corp.	2,365,406
75,123	Avangrid, Inc.	3,959,733
83,989	Brookfield Infrastructure Partners LP (Canada)	3,431,791
77,842	Eversource Energy	4,689,980
100,420	Fortis, Inc. (Canada)	3,363,066
47,188	MDU Resources Group, Inc.	1,329,286
42,739	UGI Corp.	2,068,140
20,402	Vectren Corp.	1,433,649
34,654	Westar Energy, Inc.	1,877,554

		24,518,605

	Total Common Stocks & Other Equity Interests (Cost $243,793,185)	255,492,882

	Money Market Fund—0.1%
155,221	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $155,221)	155,221

	Total Investments in Securities (Cost $243,948,406)—100.0%	255,648,103
	Other assets less liabilities—(0.0)%	(64,078)

	Net Assets—100.0%	$255,584,025

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

Invesco Zacks Multi-Asset Income ETF (CVY)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—80.7%
	Consumer Discretionary—9.5%
55,459	Brinker International, Inc.	$2,417,458
193,088	Entercom Communications Corp., Class A	1,959,843
140,618	Entravision Communications Corp., Class A	653,874
38,890	Ethan Allen Interiors, Inc.	857,524
272,039	Ford Motor Co.	3,057,718
71,150	General Motors Co.	2,614,051
145,979	Hanesbrands, Inc.	2,696,232
62,452	Harley-Davidson, Inc.	2,568,651
120,084	Interpublic Group of Cos., Inc. (The)	2,832,782
33,286	MDC Holdings, Inc.	965,627
108,611	Newell Brands, Inc.	3,000,922
37,650	Omnicom Group, Inc.	2,773,299
20,344	Penske Automotive Group, Inc.	917,514

		27,315,495

	Consumer Staples—0.5%
14,594	Medifast, Inc.	1,464,946

	Energy—14.8%
168,266	Alliance Resource Partners LP	2,969,895
44,603	Andeavor Logistics LP	1,892,951
24,237	China Petroleum & Chemical Corp., H-Shares ADR (China)	2,364,077
84,803	Crestwood Equity Partners LP	2,319,362
63,121	DCP Midstream LP	2,320,328
164,101	Enlink Midstream Partners LP	2,395,875
65,898	Enterprise Products Partners LP	1,768,702
51,912	Mplx LP	1,834,051
257,446	Ngl Energy Partners LP	3,256,692
31,698	Phillips 66	3,528,304
35,489	Royal Dutch Shell PLC, Class A ADR (Netherlands)	2,480,681
61,808	Statoil ASA ADR (Norway)	1,582,285
173,850	Summit Midstream Partners LP	2,651,213
56,346	Suncor Energy, Inc. (Canada)	2,154,108
42,195	TransCanada Corp. (Canada)	1,791,178
31,482	Valero Energy Corp.	3,492,298
42,021	Western Gas Partners LP	2,019,529
42,538	Williams Partners LP	1,548,383

		42,369,912

	Financials—17.6%
69,605	Apollo Commercial Real Estate Finance, Inc. REIT	1,254,282
38,973	Axis Capital Holdings Ltd.	2,287,715
211,629	Banco Bilbao Vizcaya Argentaria SA ADR (Spain)	1,705,730
28,536	Bancolombia SA ADR (Colombia)	1,360,026
12,364	Bank of Montreal (Canada)	938,798
31,353	Bank of Nova Scotia (The) (Canada)	1,926,955
20,661	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	980,364
59,002	Blackstone Mortgage Trust, Inc., Class A REIT	1,820,212
20,652	Canadian Imperial Bank of Commerce (Canada)	1,797,757
24,015	First Interstate BancSystem, Inc., Class A	972,607
52,052	Hope Bancorp, Inc.	899,979
82,544	ING Groep NV ADR (Netherlands)	1,385,914
58,468	Invesco Ltd.(b)	1,693,818

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
28,167	James River Group Holdings Ltd.	$1,023,025
54,448	Janus Henderson Group PLC (United Kingdom)	1,720,012
48,047	Legg Mason, Inc.	1,907,466
424,139	Lloyds Banking Group PLC ADR (United Kingdom)	1,514,176
100,753	Manulife Financial Corp. (Canada)	1,901,209
48,887	MB Financial, Inc.	2,083,564
18,952	Moelis & Co., Class A	1,019,618
146,677	Navient Corp.	1,944,937
30,730	Principal Financial Group, Inc.	1,819,831
37,404	Provident Financial Services, Inc.	976,992
26,709	Prudential Financial, Inc.	2,839,701
23,878	Royal Bank of Canada (Canada)	1,815,922
24,639	Sandy Spring Bancorp, Inc.	976,444
22,661	Sun Life Financial, Inc. (Canada)	935,446
86,438	TCF Financial Corp.	2,146,256
48,658	Thomson Reuters Corp. (Canada)	1,957,025
33,210	Toronto-Dominion Bank (The) (Canada)	1,864,741
88,287	Umpqua Holdings Corp.	2,080,042
25,838	United Bankshares, Inc.	877,200

		50,427,764

	Health Care—4.0%
15,592	Amgen, Inc.	2,720,492
41,998	Cardinal Health, Inc.	2,695,012
42,705	CVS Health Corp.	2,982,090
53,051	Merck & Co., Inc.	3,123,112

		11,520,706

	Industrials—2.3%
52,361	ABB Ltd. ADR (Switzerland)	1,218,440
74,983	Johnson Controls International PLC	2,539,674
37,739	KAR Auction Services, Inc.	1,962,051
43,337	Knoll, Inc.	826,437

		6,546,602

	Information Technology—3.1%
11,472	Broadcom, Inc.	2,631,906
54,771	CA, Inc.	1,906,031
45,240	Canon, Inc. ADR (Japan)	1,552,184
18,718	International Business Machines Corp.	2,713,361

		8,803,482

	Materials—4.4%
48,920	International Paper Co.	2,522,315
26,081	LyondellBasell Industries NV, Class A	2,757,544
34,223	Orion Engineered Carbons SA (Luxembourg)	917,176
24,317	Schweitzer-Mauduit International, Inc.	949,093
190,105	SunCoke Energy Partners LP	2,918,112
44,030	WestRock Co.	2,604,815

		12,669,055

	Real Estate—9.4%
83,858	Apple Hospitality REIT, Inc. REIT	1,508,605
26,355	Crown Castle International Corp. REIT	2,658,429
97,399	CubeSmart REIT	2,867,426
33,613	Extra Space Storage, Inc. REIT	3,011,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

April 30, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
151,527	Host Hotels & Resorts, Inc. REIT	$2,963,868
31,891	Lamar Advertising Co., Class A REIT	2,031,776
91,856	LaSalle Hotel Properties REIT	2,716,182
26,156	Life Storage, Inc. REIT	2,313,237
38,038	National Storage Affiliates Trust REIT	1,001,160
34,738	Pebblebrook Hotel Trust REIT	1,215,483
14,346	Ryman Hospitality Properties, Inc. REIT	1,124,439
347,715	Spirit Realty Capital, Inc. REIT	2,799,106
29,556	Xenia Hotels & Resorts, Inc. REIT	608,558

		26,819,658

	Telecommunication Services—5.9%
43,645	BCE, Inc. (Canada)	1,852,730
42,735	Chunghwa Telecom Co. Ltd. ADR (Taiwan)	1,623,503
212,879	Mobile TeleSystems PJSC ADR (Russia)	2,235,230
87,020	Telecom Argentina SA ADR (Argentina)	2,614,081
163,125	Telefonica Brasil SA ADR (Brazil)	2,303,325
26,379	TELUS Corp. (Canada)	944,104
290,209	Turkcell Iletisim Hizmetleri AS ADR (Turkey)	2,510,308
60,278	Verizon Communications, Inc.	2,974,719

		17,058,000

	Utilities—9.2%
34,439	Ameren Corp.	2,018,814
43,206	American Electric Power Co., Inc.	3,023,556
37,360	Black Hills Corp.	2,117,565
27,802	DTE Energy Co.	2,930,331
46,819	Edison International	3,067,581
37,442	Entergy Corp.	3,054,893
29,085	Fortis, Inc. (Canada)	974,057
11,416	IDACORP, Inc.	1,061,688
35,333	MDU Resources Group, Inc.	995,330
24,500	New Jersey Resources Corp.	1,013,075
58,893	OGE Energy Corp.	1,935,813
24,213	Pinnacle West Capital Corp.	1,949,146
14,218	Spire, Inc.	1,025,829
15,383	Vectren Corp.	1,080,963

		26,248,641

	Total Common Stocks & Other Equity Interests (Cost $226,753,033)	231,244,261

	Closed-End Funds 9.7%
135,456	AllianceBernstein Global High Income Fund, Inc.	1,598,381
47,316	Barings Global Short Duration High Yield Fund	889,541
65,365	BlackRock Multi-Sector Income Trust	1,107,937
98,141	Blackstone / Gso Strategic Credit Fund	1,568,293
155,328	DoubleLine Income Solutions Fund	3,134,519
114,848	First Trust Intermediate Duration Preferred & Income Fund	2,597,862
43,215	John Hancock Preferred Income Fund III	768,363
114,738	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	858,240
58,898	Nexpoint Strategic Opportunities Fund	1,411,785
62,930	Nuveen Global High Income Fund	1,015,061
30,398	Nuveen Preferred & Income Term Fund	721,040

Number of Shares		Value
	Closed-End Funds (continued)
137,119	PIMCO Dynamic Credit and Mortgage Income Fund	$3,129,055
107,215	PIMCO Income Strategy Fund II	1,126,830
60,931	Pioneer High Income Trust	578,844
120,643	Prudential Global Short Duration High Yield Fund, Inc.	1,666,080
105,034	Prudential Short Duration High Yield Fund, Inc.	1,483,080
140,980	Wells Fargo Income Opportunities Fund	1,137,709
112,735	Western Asset Global High Income Fund, Inc.	1,066,473
192,414	Western Asset High Income Fund II, Inc.	1,260,312
40,801	Western Asset High Yield Defined Opportunity Fund, Inc.	602,631

	Total Closed-End Funds (Cost $28,331,373)	27,722,036

	Preferred Stocks—9.4%
	Financials—9.4%
80,151	Arch Capital Group Ltd., 5.45%, Series F	1,934,044
72,417	Bank of America Corp., 6.00%, Series EE	1,866,186
2,579	Bank of America Corp., 7.25%, Series L	3,283,067
88,197	Citigroup, Inc., 6.88%, Series K	2,427,181
121,190	Morgan Stanley, 5.85%, Series K	3,108,524
75,252	PNC Financial Services Group, Inc. (The), 6.13%, Series P	2,041,587
92,058	State Street Corp., 5.90%, Series D	2,429,411
73,929	U.S. Bancorp, 6.50%, Series F	2,040,440
105,928	Wells Fargo & Co., 5.50%, Series X	2,619,599
68,621	Wells Fargo & Co., 6.63%	1,880,902
2,512	Wells Fargo & Co., 7.50%, Series L	3,216,892

	Total Preferred Stocks (Cost $27,072,493)	26,847,833

	Money Market Fund—0.1%
264,221	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.59%(c) (Cost $264,221)	264,221

	Total Investments in Securities (Cost $282,421,120)—99.9%	286,078,351
	Other assets less liabilities—0.1%	381,766

	Net Assets—100.0%	$286,460,117

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes	to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Assets and Liabilities

April 30, 2018

	Invesco Dow Jones Industrial Average Dividend ETF (DJD)	Invesco Insider Sentiment ETF (NFO)	Invesco S&P Spin-Off ETF (CSD)
Assets:
Unaffiliated investments in securities, at value(a)	$14,987,683	$72,686,833	$202,586,268
Affiliated investments in securities, at value	—	38,522	137,823
Cash	—	—	3,830
Foreign currencies, at value	—	—	—
Cash segregated as collateral for securities on loan	—	—	41,834
Receivables:
Dividends	25,823	54,794	21,260
Investments sold	—	—	—
Foreign tax reclaims	—	—	—
Shares sold	—	—	—
Securities lending	—	—	54
Other assets	—	—	—

Total Assets	15,013,506	72,780,149	202,791,069

Liabilities:
Due to custodian	15,877	5	—
Payables:
Collateral upon return of securities loaned	—	—	41,834
Investments purchased	—	—	—
Accrued advisory fees	3,337	9,715	53,616
Accrued trustees’ and officer’s fees	—	703	771
Accrued expenses	—	84,830	160,376

Total Liabilities	19,214	95,253	256,597

Net Assets	$14,994,292	$72,684,896	$202,534,472

Net Assets Consist of:
Shares of beneficial interest	$15,185,889	$131,941,573	$306,208,131
Undistributed net investment income.	20,954	101,977	—
Undistributed net realized gain (loss)	(52,497)	(63,274,546)	(128,998,927)
Net unrealized appreciation (depreciation)	(160,054)	3,915,892	25,325,268

Net Assets	$14,994,292	$72,684,896	$202,534,472

Shares outstanding (unlimited amount authorized, $0.01 par value)	450,000	1,150,800	3,850,000
Net asset value	$33.32	$63.16	$52.61

Market price	$33.35	$63.18	$52.55

Unaffiliated investments in securities, at cost	$15,147,737	$68,770,941	$177,261,000

Affiliated investments in securities, at cost	$—	$38,522	$137,823

Foreign currencies, at cost	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$—	$—	$21,802

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Wilshire Micro-Cap ETF (WMCR)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$27,392,482	$255,492,882	$284,120,312
139,731	155,221	1,958,039
1,081	55,506	30,718
9,137	—	—
—	—	—

9,263	131,123	489,171
—	162,004	137,443
—	—	64,626
—	3,263,478	—
—	—	—
—	—	463

27,551,694	259,260,214	286,800,772

—	—	—

—	—	—
89,880	3,413,823	—
9,081	51,904	49,245
—	773	786
—	209,689	290,624

98,961	3,676,189	340,655

$27,452,733	$255,584,025	$286,460,117

$29,651,731	$283,615,837	$657,108,219
111,685	288,819	(320,300)
(3,575,995)	(40,020,328)	(373,985,033)
1,265,312	11,699,697	3,657,231

$27,452,733	$255,584,025	$286,460,117

800,800	3,950,000	13,100,800
$34.28	$64.70	$21.87

$34.49	$64.75	$21.87

$26,126,977	$243,793,185	$280,264,327

$139,731	$155,221	$2,156,793

$9,331	$—	$—

$—	$—	$—

39

Statements of Operations

For the period September 1, 2017 through April 30, 2018 and the year ended August 31, 2017

	Invesco Dow Jones Industrial Average Dividend ETF (DJD)		Invesco Insider Sentiment ETF (NFO)
	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Eight Months Ended April 30, 2018	Year Ended August 31, 2017
Investment Income:
Unaffiliated dividend income net of foreign taxes withheld*	$245,959	$240,198	$695,459	$1,262,676
Affiliated dividend income	2	—	62	—
Non-cash dividend income	—	—	125,749	—
Securities lending income	—	—	2,608	20,465

Total Income	245,961	240,198	823,878	1,283,141

Expenses:
Advisory fees	28,983	23,212	245,852	359,143
Accounting & administration fees	—	—	12,294	19,753
Sub-licensing fees	—	—	29,502	49,397
Custodian & transfer agent fees	—	—	11,906	16,223
Trustees’ and officer’s fees**	—	—	6,539	10,485
Printing	—	—	11,000	10,225
Professional fees	—	—	35,257	52,664
Insurance	—	—	778	1,638
Intraday valuation fees	—	—	2,629	4,998
Listing fee and expenses	—	—	3,287	5,000
Other	—	—	132	825

Total Expenses	28,983	23,212	359,176	530,351

Less:
Expenses waived by advisor	—	—	(64,154)	(93,863)
Reimbursement of custody fees	—	—	—	—

Total Expenses waived/reimbursed	—	—	(64,154)	(93,863)

Net Expenses	28,983	23,212	295,022	436,488

Net Investment Income	216,978	216,986	528,856	846,653

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(43,376)	(24,961)	(2,502,696)	(3,681,276)
In-kind redemptions	1,414,850	767,156	13,294,850	12,292,891
Foreign currencies	—	—	—	—

Net realized gain	1,371,474	742,195	10,792,154	8,611,615

Change in net unrealized appreciation (depreciation) on:
Investment securities	(622,353)	314,764	(3,503,720)	1,141,424
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	(622,353)	314,764	(3,503,720)	1,141,424

Net realized and unrealized gain	749,121	1,056,959	7,288,434	9,753,039

Net increase in net assets resulting from operations	$966,099	$1,273,945	$7,817,290	$10,599,692

* Foreign taxes withheld	$—	$—	$—	$6,990

**	Related to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P Spin-Off ETF (CSD)		Invesco Wilshire Micro-Cap ETF (WMCR)		Invesco Zacks Mid-Cap ETF (CZA)		Invesco Zacks Multi-Asset Income ETF (CVY)
Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Eight Months Ended April 30, 2018	Year Ended August 31, 2017

$1,021,220	$3,021,902	$264,675	$390,974	$2,934,369	$3,317,476	$8,144,983	$17,419,388
132	—	49	—	28,373	—	35,879	—
—	—	—	—	—	—	373,163	—
19,030	27,615	212,273	278,076	31,933	88,868	152,360	464,992

1,040,382	3,049,517	476,997	669,050	2,994,675	3,406,344	8,706,385	17,884,380

686,522	1,013,725	92,556	133,599	795,966	819,724	1,080,937	1,950,533
33,973	55,449	—	—	37,820	45,081	48,805	93,021
68,652	101,372	—	—	222,215	220,917	307,706	560,160
25,231	38,978	—	—	29,435	32,317	41,178	77,471
8,839	14,782	—	—	9,236	13,130	11,079	21,071
23,000	19,780	—	—	28,000	18,765	50,000	48,507
38,560	47,385	—	—	43,188	60,762	50,412	61,024
1,281	2,939	—	—	1,144	2,237	3,031	4,961
3,346	5,110	—	—	1,912	2,380	2,629	4,015
3,238	5,000	—	—	3,284	5,000	3,346	5,000
665	769	—	—	854	1,065	811	658

893,307	1,305,289	92,556	133,599	1,173,054	1,221,378	1,599,934	2,826,421

(14,574)	(5,932)	(4)	—	(138,294)	(155,737)	(194,718)	(290,612)
—	(445)	—	—	—	—	—	(116)

(14,574)	(6,377)	(4)	—	(138,294)	(155,737)	(194,718)	(290,728)

878,733	1,298,912	92,552	133,599	1,034,760	1,065,641	1,405,216	2,535,693

161,649	1,750,605	384,445	535,451	1,959,915	2,340,703	7,301,169	15,348,687

(1,083,775)	1,581,261	(1,769,243)	366,306	(3,587,379)	(5,403,448)	(3,383,509)	(14,730,825)
21,546,941	19,762,774	4,306,261	1,558,690	19,178,074	24,810,427	22,917,379	43,257,003
—	—	21	—	—	—	—	—

20,463,166	21,344,035	2,537,039	1,924,996	15,590,695	19,406,979	19,533,870	28,526,178

(6,277,380)	11,070,738	416,534	1,803,135	(4,347,151)	6,190,483	(3,774,891)	(879,948)
—	—	(193)	—	—	—	—	—

(6,277,380)	11,070,738	416,341	1,803,135	(4,347,151)	6,190,483	(3,774,891)	(879,948)

14,185,786	32,414,773	2,953,380	3,728,131	11,243,544	25,597,462	15,758,979	27,646,230

$14,347,435	$34,165,378	$3,337,825	$4,263,582	$13,203,459	$27,938,165	$23,060,148	$42,994,917

$—	$—	$—	$—	$8,776	$12,790	$276,016	$258,996

41

Statements of Changes in Net Assets

For the period September 1, 2017 through April 30, 2018 and the years ended August 31, 2017 and 2016

	Invesco Dow Jones Industrial Average Dividend ETF (DJD)
	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016*
Operations:
Net investment income	$216,978	$216,986	$52,806
Net realized gain (loss)	1,371,474	742,195	63,166
Net change in unrealized appreciation (depreciation)	(622,353)	314,764	147,535

Net increase in net assets resulting from operations	966,099	1,273,945	263,507

Distributions to Shareholders from:
Net investment income	(238,620)	(179,295)	(38,330)
Net realized gains	(31,760)	—	—
Return of capital	—	—	—

Total distributions to shareholders	(270,380)	(179,295)	(38,330)

Shareholder Transactions:
Proceeds from shares sold	11,633,151	17,361,187	3,835,511
Value of shares repurchased	(8,209,794)	(10,335,307)	(1,306,002)

Net increase (decrease) in net assets resulting from shares transactions	3,423,357	7,025,880	2,529,509

Increase (Decrease) in Net Assets	4,119,076	8,120,530	2,754,686

Net Assets:
Beginning of period	10,875,216	2,754,686	—

End of period	$14,994,292	$10,875,216	$2,754,686

Undistributed net investment income at end of period	$20,954	$52,167	$14,476

Changes in Shares Outstanding:
Shares sold	350,000	600,000	150,000
Shares repurchased	(250,000)	(350,000)	(50,000)
Shares outstanding, beginning of period	350,000	100,000	—

Shares outstanding, end of period	450,000	350,000	100,000

*For	the period December 16, 2015 (commencement of investment operations) through August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Insider Sentiment ETF (NFO)			Invesco S&P Spin-Off ETF (CSD)
Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016

$528,856	$846,653	$1,419,449	$161,649	$1,750,605	$4,288,083
10,792,154	8,611,615	(3,206,532)	20,463,166	21,344,035	(64,082,819)
(3,503,720)	1,141,424	5,829,800	(6,277,380)	11,070,738	62,660,127

7,817,290	10,599,692	4,042,717	14,347,435	34,165,378	2,865,391

(1,099,212)	(1,266,043)	(1,721,854)	(836,626)	(3,264,300)	(7,962,720)
—	—	—	—	—	—
—	—	—	(438,719)	—	—

(1,099,212)	(1,266,043)	(1,721,854)	(1,275,345)	(3,264,300)	(7,962,720)

61,785,509	69,469,888	28,219,754	57,422,266	47,467,855	104,056,833
(67,946,474)	(84,658,617)	(76,104,296)	(63,168,204)	(99,479,219)	(295,733,085)

(6,160,965)	(15,188,729)	(47,884,542)	(5,745,938)	(52,011,364)	(191,676,252)

557,113	(5,855,080)	(45,563,679)	7,326,152	(21,110,286)	(196,773,581)

72,127,783	77,982,863	123,546,542	195,208,320	216,318,606	413,092,187

$72,684,896	$72,127,783	$77,982,863	$202,534,472	$195,208,320	$216,318,606

$101,977	$664,937	$996,736	$—	$674,977	$2,708,458

1,000,000	1,350,000	600,000	1,100,000	1,050,000	2,650,000
(1,100,000)	(1,650,000)	(1,650,000)	(1,200,000)	(2,200,000)	(7,650,000)
1,250,800	1,550,800	2,600,800	3,950,000	5,100,000	10,100,000

1,150,800	1,250,800	1,550,800	3,850,000	3,950,000	5,100,000

43

Statements of Changes in Net Assets (continued)

For the period September 1, 2017 through April 30, 2018 and the years ended August 31, 2017 and 2016

	Invesco Wilshire Micro-Cap ETF (WMCR)
	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations:
Net investment income	$384,445	$535,451	$478,883
Net realized gain (loss)	2,537,039	1,924,996	(830,722)
Net change in unrealized appreciation (depreciation)	416,341	1,803,135	1,388,087

Net increase in net assets resulting from operations	3,337,825	4,263,582	1,036,248

Distributions to Shareholders from:
Net investment income	(546,306)	(449,860)	(343,063)
Return of capital	—	—	—

Total distributions to shareholders	(546,306)	(449,860)	(343,063)

Shareholder Transactions:
Proceeds from shares sold	6,683,495	2,995,765	2,263,125
Value of shares repurchased	(10,063,236)	(3,016,979)	—

Net increase (decrease) in net assets resulting from shares transactions	(3,379,741)	(21,214)	2,263,125

Increase (Decrease) in Net Assets	(588,222)	3,792,508	2,956,310

Net Assets:
Beginning of period	28,040,955	24,248,447	21,292,137

End of period	$27,452,733	$28,040,955	$24,248,447

Undistributed net investment income at end of period	$111,685	$325,638	$256,942

Changes in Shares Outstanding:
Shares sold	200,000	100,000	100,000
Shares repurchased	(300,000)	(100,000)	—
Shares outstanding, beginning of period	900,800	900,800	800,800

Shares outstanding, end of period	800,800	900,800	900,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Zacks Mid-Cap ETF (CZA)			Invesco Zacks Multi-Asset Income ETF (CVY)
Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016

$1,959,915	$2,340,703	$2,449,180	$7,301,169	$15,348,687	$22,252,340
15,590,695	19,406,979	(419,461)	19,533,870	28,526,178	(112,587,434)
(4,347,151)	6,190,483	9,324,687	(3,774,891)	(879,948)	99,086,394

13,203,459	27,938,165	11,354,406	23,060,148	42,994,917	8,751,300

(2,665,110)	(2,792,900)	(1,931,365)	(8,796,889)	(11,665,472)	(26,256,263)
—	—	—	(1,180,314)	(5,893,641)	—

(2,665,110)	(2,792,900)	(1,931,365)	(9,977,203)	(17,559,113)	(26,256,263)

158,343,390	192,593,073	114,567,708	80,564,691	200,977,596	9,174,271
(116,581,724)	(157,554,788)	(130,487,670)	(153,331,824)	(307,926,999)	(211,332,107)

41,761,666	35,038,285	(15,919,962)	(72,767,133)	(106,949,403)	(202,157,836)

52,300,015	60,183,550	(6,496,921)	(59,684,188)	(81,513,599)	(219,662,799)

203,284,010	143,100,460	149,597,381	346,144,305	427,657,904	647,320,703

$255,584,025	$203,284,010	$143,100,460	$286,460,117	$346,144,305	$427,657,904

$288,819	$3,496,098	$3,124,424	$(320,300)	$(98)	$20,302,615

2,450,000	3,400,000	2,350,000	3,700,000	9,800,000	500,000
(1,800,000)	(2,800,000)	(2,700,000)	(7,000,000)	(15,050,000)	(11,350,000)
3,300,000	2,700,000	3,050,000	16,400,800	21,650,800	32,500,800

3,950,000	3,300,000	2,700,000	13,100,800	16,400,800	21,650,800

45

Financial Highlights

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the period presented.

	Eight Months Ended April 30, 2018		Year Ended August 31, 2017	Period Ended August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$31.07		$27.55	$25.35
Income from investment operations:
Net investment income(b)	0.49		0.83	0.53
Net gain on investments (realized and unrealized)	2.37		3.55	2.05
Total from investment operations	2.86		4.38	2.58
Less distributions from:
Net investment income	(0.53)		(0.86)	(0.38)
Net realized gain	(0.08)		—	—
Total distributions to shareholders	(0.61)		(0.86)	(0.38)
Net asset value, end of period	$33.32		$31.07	$27.55
Market price, end of period	$33.35	(c)	$31.10	$27.52
Net Asset Value Total Return(d)	9.23%		16.13%	10.27%
Market Price Total Return(d)	9.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,994		$10,875	$2,755
Ratio to average net assets of:
Net investment income	2.25	%(e)	2.80%	2.86%
Total expenses	0.30	%(e)	0.30%	0.30%
Net expenses	0.30	%(e)	0.30%	0.30%
Portfolio turnover rate(f)	19%		3%	0%

(a)	Since commencement of operations: December 16, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

Invesco Insider Sentiment ETF (NFO)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Eight Months Ended April 30, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$57.67		$50.29	$47.50	$49.25	$41.15	$34.05
Income from investment operations:
Net investment income(a)	0.44		0.61	0.69	0.55	0.56	0.64
Net gain (loss) on investments (realized and unrealized)	5.97		7.67	2.82	(1.72)	7.98	7.06
Total from investment operations	6.41		8.28	3.51	(1.17)	8.54	7.70
Less distributions from:
Net investment income	(0.92)		(0.90)	(0.72)	(0.58)	(0.44)	(0.60)
Total distributions to shareholders	(0.92)		(0.90)	(0.72)	(0.58)	(0.44)	(0.60)
Net asset value, end of period	$63.16		$57.67	$50.29	$47.50	$49.25	$41.15
Market price, end of period	$63.18	(b)	$57.51	$50.23	$47.52	$49.22	$41.09
Net Asset Value Total Return(c)	11.14%		16.79%	7.51%	(2.40)%	20.80%	22.94%
Market Price Total Return(c)	11.48%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$72,685		$72,128	$77,983	$123,547	$184,735	$131,700
Ratio to average net assets of:
Net investment income	1.08	%(d)	1.18%	1.47%	1.13%	1.21%	1.67%
Total expenses	0.73	%(d)	0.74%	0.76%	0.73%	0.74%	0.77%
Net expenses(e)	0.60	%(d)	0.61%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(f)	108%		189%	117%	112%	106%	45%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Net expense information reflects the expense ratio after expense waivers.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Financial Highlights (continued)

Invesco S&P Spin-Off ETF (CSD)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Eight Months Ended April 30, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$49.42		$42.42	$40.90	$46.47	$37.96	$26.54
Income from investment operations:
Net investment income(a)	0.04		0.39	0.61	0.72	0.45	0.14
Net gain (loss) on investments (realized and unrealized)	3.46		7.31	1.91	(5.55)	8.15	11.36
Total from investment operations	3.50		7.70	2.52	(4.83)	8.60	11.50
Less distributions from:
Net investment income	(0.20)		(0.70)	(1.00)	(0.74)	(0.09)	(0.08)
Return of capital	(0.11)		—	—	—	—	—
Total distributions to shareholders	(0.31)		(0.70)	(1.00)	(0.74)	(0.09)	(0.08)
Net asset value, end of period	$52.61		$49.42	$42.42	$40.90	$46.47	$37.96
Market price, end of period	$52.55	(b)	$49.34	$42.42	$40.85	$46.46	$38.01
Net Asset Value Total Return(c)	7.10%		18.39%	6.42%	(10.54)%	22.65%	43.41%
Market Price Total Return(c)	7.15%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$202,534		$195,208	$216,319	$413,092	$615,693	$275,245
Ratio to average net assets of:
Net investment income	0.12	%(d)	0.86%	1.54%	1.57%	1.00%	0.41%
Total expenses	0.65	%(d)	0.64%	0.71%	0.71%	0.72%	0.78%
Net expenses(e)	0.64	%(d)	0.64%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(f)	24%		44%	116%	56%	81%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Net expense information reflects the expense ratio after expense waivers.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights (continued)

Invesco Wilshire Micro-Cap ETF (WMCR)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Eight Months Ended April 30, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$31.13		$26.92	$26.59	$27.40	$23.38	$18.14
Income from investment operations:
Net investment income(a)	0.47		0.59	0.56	0.46	0.46	0.36
Net gain (loss) on investments (realized and unrealized)	3.36		4.12	0.20	(0.30)	3.89	5.09
Total from investment operations	3.83		4.71	0.76	0.16	4.35	5.45
Less distributions from:
Net investment income	(0.68)		(0.50)	(0.43)	(0.97)	(0.33)	(0.21)
Total distributions to shareholders	(0.68)		(0.50)	(0.43)	(0.97)	(0.33)	(0.21)
Net asset value, end of period	$34.28		$31.13	$26.92	$26.59	$27.40	$23.38
Market price, end of period	$34.49	(b)	$31.09	$26.96	$26.60	$27.31	$23.42
Net Asset Value Total Return(c)	12.33%		17.57%	2.95%	0.57%	18.57%	30.32%
Market Price Total Return(c)	12.99%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$27,453		$28,041	$24,248	$21,292	$41,117	$37,427
Ratio to average net assets of:
Net investment income	2.08	%(d)(e)	2.00%	2.24%	1.67%	1.72%	1.71%
Total expenses	0.50	%(d)(e)	0.50%	0.50%	0.50%	0.51%	0.50%
Net expenses	0.50	%(d)(e)	0.50%	0.50%	0.50%	0.51%	0.50%
Portfolio turnover rate(f)	25%		48%	57%	30%	29%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco Zacks Mid-Cap ETF (CZA)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Eight Months Ended April 30, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$61.60		$53.00	$49.05	$49.97	$40.44	$32.67
Income from investment operations:
Net investment income(a)	0.53		0.81	0.87	0.50	0.41	0.72
Net gain (loss) on investments (realized and unrealized)	3.29		8.81	3.73	(1.05)	9.58	7.47
Total from investment operations	3.82		9.62	4.60	(0.55)	9.99	8.19
Less distributions from:
Net investment income	(0.72)		(1.02)	(0.65)	(0.37)	(0.46)	(0.42)
Total distributions to shareholders	(0.72)		(1.02)	(0.65)	(0.37)	(0.46)	(0.42)
Net asset value, end of period	$64.70		$61.60	$53.00	$49.05	$49.97	$40.44
Market price, end of period	$64.75	(b)	$61.67	$52.94	$49.09	$50.04	$40.48
Net Asset Value Total Return(c)	6.19%		18.40%	9.53%	(1.11)%	24.81%	25.30%
Market Price Total Return(c)	6.14%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$255,584		$203,284	$143,100	$149,597	$132,428	$88,977
Ratio to average net assets of:
Net investment income	1.23	%(d)	1.43%	1.78%	1.01%	0.89%	1.93%
Total expenses	0.74	%(d)	0.74%	0.74%	0.73%	0.73%	0.83%
Net expenses(e)	0.65	%(d)	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(f)	136%		181%	172%	164%	175%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Net expense information reflects the expense ratio after expense waivers.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco Zacks Multi-Asset Income ETF (CVY)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Eight Months Ended April 30, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$21.11		$19.75	$19.92	$26.06	$23.34	$22.21
Income from investment operations:
Net investment income(a)	0.49		0.80	0.87	1.30	1.38	1.32
Net gain (loss) on investments (realized and unrealized)	0.94		1.46	(0.06)	(6.10)	2.57	1.11
Total from investment operations	1.43		2.26	0.81	(4.80)	3.95	2.43
Less distributions from:
Net investment income	(0.59)		(0.60)	(0.98)	(1.31)	(1.23)	(1.30)
Return of capital	(0.08)		(0.30)	—	(0.03)	—	—
Total distributions to shareholders	(0.67)		(0.90)	(0.98)	(1.34)	(1.23)	(1.30)
Net asset value, end of period	$21.87		$21.11	$19.75	$19.92	$26.06	$23.34
Market price, end of period	$21.87	(b)	$21.08	$19.74	$19.89	$26.05	$23.33
Net Asset Value Total Return(c)	6.83%		11.73%	4.49%	(18.90)%	17.29%	11.20%
Market Price Total Return(c)	6.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$286,460		$346,144	$427,658	$647,321	$1,485,282	$1,125,195
Ratio to average net assets of:
Net investment income	3.38	%(d)(e)	3.93%	4.62%	5.68%	5.54%	5.67%
Total expenses	0.74	%(d)(e)	0.72%	0.73%	0.71%	0.71%	0.72%
Net expenses(f)	0.65	%(d)(e)	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(g)	142%		203%	228%	213%	180%	108%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Net expense information reflects the expense ratio after expense waivers.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2018

Note 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco Dow Jones Industrial Average Dividend ETF	Guggenheim Dow Jones Industrial Average Dividend ETF	“Dow Jones Industrial Average Dividend ETF”
Invesco Insider Sentiment ETF	Guggenheim Insider Sentiment ETF	“Insider Sentiment ETF”
Invesco S&P Spin-Off ETF	Guggenheim S&P Spin-Off ETF	“S&P Spin-Off ETF”
Invesco Wilshire Micro-Cap ETF	Wilshire Micro-Cap ETF	“Wilshire Micro-Cap ETF”
Invesco Zacks Mid-Cap ETF	Guggenheim Mid-Cap Core ETF	“Zacks Mid-Cap ETF”
Invesco Zacks Multi-Asset Income ETF	Guggenheim Multi-Asset Income ETF	“Zacks Multi-Asset Income ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Claymore Exchange-Traded Fund Trust (a “Predecessor Fund”) after the close of business on April 6, 2018 (each a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on April 6, 2018 is that of the Predecessor Fund.

Effective April 30, 2018, each Fund’s fiscal year-end changed from August 31 to April 30.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of each Fund’s respective index listed below (each, an Underlying Index):

Fund	Underlying Index
Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average® Yield Weighted
Insider Sentiment ETF	Nasdaq US Insider Sentiment Index
S&P Spin-Off ETF	S&P U.S. Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire US Micro-Cap IndexSM
Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index
Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index

Note 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

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Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Asset Class Risk. The securities in each Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Securities Risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversification Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators regularly pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Tracking Error Risk. The performance of each Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. Each Fund’s return also may diverge from the return of the Underlying Index because each Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing each Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease each Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, each Fund may use a representative sampling approach, which may cause each Fund’s returns to not be as well correlated with the return of the Underlying Index as would be the case if each Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, each Fund may be unable to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented

54

in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent each Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), each Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, each Fund may sell certain securities, and such sale may cause each Fund to realize a loss and, thus, each Fund’s performance to deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

REIT Risk. For Wilshire Micro-Cap ETF and Zacks Multi-Asset Income ETF, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

Small- and Mid-Capitalization Securities Risk. Insider Sentiment ETF, S&P Spin-Off ETF, Wilshire Micro-Cap ETF, Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF are subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Micro-Capitalization Securities Risk. For Wilshire Micro-Cap ETF, micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Investment in Investment Companies Risk. For Wilshire Micro-Cap ETF, Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF, investing in other investment companies, including exchange-traded funds (“ETFs”), business development companies and closed-end funds, subjects each Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, each Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce each Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by each Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

Depositary Receipt Risk. Insider Sentiment ETF, Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Portfolio Turnover Risk. For Insider Sentiment ETF, Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF, each may engage in active and frequent trading of its portfolio securities to reflect the rebalancing of the Underlying Index. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Sampling Risk. Wilshire Micro-Cap ETF’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

C. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

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D. Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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G. Dividends and Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Frequency
Dow Jones Industrial Average Dividend ETF	Annual
Insider Sentiment ETF	Annual
S&P Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Zacks Mid-Cap ETF	Annual
Zacks Multi-Asset Income ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds file tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

I. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for Dow Jones Industrial Average Dividend ETF and Wilshire Micro-Cap ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

Dow Jones Industrial Average Dividend ETF and Wilshire Micro-Cap ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

J. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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Note 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Fund	Management Fees (as a % of Net Assets)
Insider Sentiment ETF	0.50%
S&P Spin-Off ETF	0.50%
Zacks Mid-Cap ETF	0.50%
Zacks Multi-Asset Income ETF	0.50%

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Fund	Unitary Management Fees (as a % of Net Assets)
Dow Jones Industrial Average Dividend ETF	0.30%
Wilshire Micro-Cap ETF	0.50%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Dow Jones Industrial Average Dividend ETF and Wilshire Micro-Cap ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund.

Effective on the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expense of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets per year (the “Expense Cap”) through at least April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The limits are listed below:

Fund	Expense Cap	Contract End Date
Insider Sentiment ETF	0.60%	04/06/20
S&P Spin-Off ETF	0.60%	04/06/20
Zacks Mid-Cap ETF	0.60%	04/06/20
Zacks Multi-Asset Income ETF	0.60%	04/06/20

Prior to the Reorganization, GFIA limited expenses for the Predecessor Funds shown above in the table to the same expense caps.

Further, the Adviser agrees to reimburse the Fund in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed the following percentages:

Fund	Limit	Contract End Date
Insider Sentiment ETF	0.60%	04/06/20
S&P Spin-Off ETF	0.64%	04/06/20
Zacks Mid-Cap ETF	0.65%	04/06/20
Zacks Multi-Asset Income ETF	0.65%	04/06/20

Effective on the Reorganization date, the Adviser has agreed to waive a portion of its unitary management fee to the extent necessary to prevent expense of the Dow Jones Industrial Average Dividend ETF and Wilshire Micro-Cap ETF (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and litigation expenses and extraordinary expenses) from exceeding 0.30% and 0.50%, respectively, through at least April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

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Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period September 1, 2017 to April 6, 2018 and year ended August 31, 2017, GFIA waived fees and/or paid Fund expense for each Fund and for the period after the close of business on April 6, 2018 to April 30, 2018, the Adviser waived fees in the following amounts:

Fund	Period after the close of business April 6, 2018 to April 30, 2018	Period September 1, 2017 to April 6, 2018	Year Ended August 31, 2017
Dow Jones Industrial Average Dividend ETF	$—	$—	$—
Insider Sentiment ETF	17,231	46,923	93,863
S&P Spin-Off ETF	14,574	—	5,932
Wilshire Micro-Cap ETF	4	—	—
Zacks Mid-Cap ETF	36,239	102,055	155,737
Zacks Multi-Asset Income ETF	54,843	139,875	290,612

Except for Dow Jones Industrial Average Dividend ETF and Wilshire Mirco-Cap ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Amounts waived by GFIA prior to the Reorganization are not subject to recapture.

For the following Funds, the amounts available for potential recapture by the Adviser and the expiration schedule at April 30, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/19	4/30/20	4/30/21
Insider Sentiment ETF	$17,225	$—	$—	$17,225
S&P Spin-Off ETF	14,562	—	—	14,562
Zacks Mid-Cap ETF	36,226	—	—	36,226
Zacks Multi-Asset Income ETF	54,833	—	—	54,833

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with the following entities (each a “Licensor”)

Fund	Licensor
Dow Jones Industrial Average Dividend ETF	S&P Dow Jones Indices LLC
Insider Sentiment ETF	Nasdaq, Inc.
S&P Spin-Off ETF	S&P Dow Jones Indices LLC
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Zacks Mid-Cap ETF	Zacks Investment Research, Inc.
Zacks Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

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In November 2016, The Bank of New York Mellon Corporation, the Predecessor Funds’ custodian and accounting agent, identified inconsistencies in the way in which clients were invoiced for certain expenses during a 4-year period dating back to 2012. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Predecessor Funds or GFIA in February 2017. The amounts that were reimbursed to the Predecessor Funds, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations.

Note 4—Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period September 1, 2017 to April 30, 2018.

Zacks Mid-Cap ETF

	Value August 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.*	$2,818,621	$2,060,643	$(5,222,537)	$230,751	$112,522	$—	$28,252

*	At April 30, 2018, this security was no longer held.

Zacks Multi-Asset Income ETF

	Value August 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2018	Dividend Income
Invesco Ltd.	$2,316,169	$555,187	$(1,000,761)	$(225,532)	$48,755	$1,693,818	$35,782

Note 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period September 1, 2017 to April 30, 2018, there were no transfers between valuation levels.

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	Level 1	Level 2	Level 3	Total
S&P Spin-Off ETF
Investments in Securities
Common Stocks & Other Equity Interests	$202,564,466	$21,802	$—	$202,586,268
Money Market Fund	137,823	—	—	137,823

Total Investments	$202,702,289	$21,802	$—	$202,724,091

Wilshire Micro-Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$27,366,794	$970	$24,718	$27,392,482
Money Market Fund	139,731	—	—	139,731

Total Investments	$27,506,525	$970	$24,718	$27,532,213

Note 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid During the Period September 1, 2017 to April 30, 2018, Year Ended August 31, 2017 and Year Ended August 31, 2016:

	2018			2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Dow Jones Industrial Average Dividend ETF	$269,203	$1,177	$—	$179,295	$—	$—	$38,330	$—	$—
Insider Sentiment ETF	1,099,212	—	—	1,266,043	—	—	1,721,854	—	—
S&P Spin-Off ETF	836,626	—	438,719	3,264,300	—	—	7,962,720	—	—
Wilshire Micro-Cap ETF	546,306	—	—	449,860	—	—	343,063	—	—
Zacks Mid-Cap ETF	2,665,110	—	—	2,792,900	—	—	1,931,365	—	—
Zacks Multi-Asset Income ETF	8,796,889	—	1,180,314	11,665,472	—	5,893,641	26,256,263	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Dow Jones Industrial Average Dividend ETF	$20,954	$—	$(212,551)	$—	$—	$15,185,889	$14,994,292
Insider Sentiment ETF	101,977	—	3,768,995	—	(63,127,649)	131,941,573	72,684,896
S&P Spin-Off ETF	—	—	17,429,884	—	(121,103,543)	306,208,131	202,534,472
Wilshire Micro-Cap ETF	87,908	(3)	48,703	(193)	(2,335,413)	29,651,731	27,452,733
Zacks Mid-Cap ETF	451,738	(162,919)	10,687,344	—	(39,007,975)	283,615,837	255,584,025
Zacks Multi-Asset Income ETF	—	(320,300)	2,948,372	—	(373,276,174)	657,108,219	286,460,117

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
Dow Jones Industrial Average Dividend ETF	$—	$—	$—	$—	$—
Insider Sentiment ETF	4,329,103	47,514,724	11,283,822	63,127,649	7,677,570
S&P Spin-Off ETF	617,814	55,020,430	65,465,299	121,103,543	6,166,420
Wilshire Micro-Cap ETF	244,420	342,013	1,748,980	2,335,413	1,844,181
Zacks Mid-Cap ETF	345,781	36,363,571	2,298,623	39,007,975	1,005,926
Zacks Multi-Asset Income ETF	2,630,663	305,005,612	65,639,899	373,276,174	28,376,907

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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Note 7—Securities Lending

During the period September 1, 2017 to April 30, 2018, Insider Sentiment ETF, S&P Spin-Off ETF, Wilshire Micro-Cap ETF, Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 8—Investment Transactions

For the period September 1, 2017 to April 30, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

	Purchases	Sales
Dow Jones Industrial Average Dividend ETF	$2,788,634	$2,689,607
Insider Sentiment ETF	80,176,210	79,420,455
S&P Spin-Off ETF	50,303,834	50,923,992
Wilshire Micro-Cap ETF	7,019,145	7,168,410
Zacks Mid-Cap ETF	326,094,966	323,999,460
Zacks Multi-Asset Income ETF	462,865,316	459,694,098

For the period September 1, 2017 to April 30, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dow Jones Industrial Average Dividend ETF	$11,540,135	$8,207,563
Insider Sentiment ETF	61,678,549	68,538,886
S&P Spin-Off ETF	57,366,469	62,977,107
Wilshire Micro-Cap ETF	6,659,351	10,012,352
Zacks Mid-Cap ETF	157,985,252	116,798,152
Zacks Multi-Asset Income ETF	78,807,297	152,866,780

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At April 30, 2018, the aggregate cost of investment, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dow Jones Industrial Average Dividend ETF	$665,767	$(878,318)	$(212,551)	$15,200,234
Insider Sentiment ETF	4,830,660	(1,061,665)	3,768,995	68,956,360
S&P Spin-Off ETF	37,757,070	(20,327,186)	17,429,884	185,294,207
Wilshire Micro-Cap ETF	1,265,505	(1,216,802)	48,703	27,483,510
Zacks Mid-Cap ETF	15,483,346	(4,796,002)	10,687,344	244,960,759
Zacks Multi-Asset Income ETF	12,975,406	(10,027,034)	2,948,372	283,129,979

Note 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the period ended April 30, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dow Jones Industrial Average Dividend ETF	$(9,571)	$(1,377,203)	$1,386,774
Insider Sentiment ETF	7,396	(5,523,863)	5,516,467
S&P Spin-Off ETF	—	(14,193,550)	14,193,550
Wilshire Micro-Cap ETF	(52,092)	(1,627,202)	1,679,294
Zacks Mid-Cap ETF	(2,502,084)	(15,347,756)	17,849,840
Zacks Multi-Asset Income ETF	1,175,518	4,710,024	(5,885,542)

Note 10—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by each Fund to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Dow Jones Industrial Average Dividend ETF and Wilshire Micro-Cap ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11—Capital

Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Note 12—Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dow Jones Industrial Average Dividend ETF, Invesco Insider Sentiment ETF, Invesco S&P Spin-Off ETF, Invesco Wilshire Micro-Cap ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting Invesco Exchange-Traded Fund Trust (formerly known as PowerShares Exchange-Traded Fund Trust), hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 1, 2017 through April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period September 1, 2017 through April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Formerly Known As	Predecessor Fund
Invesco Dow Jones Industrial Average Dividend ETF	PowerShares Dow Jones Industrial Average Dividend Portfolio	Guggenheim Dow Jones Industrial Average Dividend ETF
Invesco Insider Sentiment ETF	PowerShares Insider Sentiment Portfolio	Guggenheim Insider Sentiment ETF
Invesco S&P Spin-Off ETF	PowerShares S&P Spin-Off Portfolio	Guggenheim S&P Spin-Off ETF
Invesco Wilshire Micro-Cap ETF	PowerShares Wilshire Micro-Cap Portfolio	Wilshire Micro-Cap ETF
Invesco Zacks Mid-Cap ETF	PowerShares Zacks Mid-Cap Portfolio	Guggenheim Mid-Cap Core ETF
Invesco Zacks Multi-Asset Income ETF	PowerShares Zacks Multi-Asset Income Portfolio	Guggenheim Multi-Asset Income ETF

The financial statements as of August 31, 2017 and for each of the years ended on or prior to August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statements of operations for year ended August 31, 2017, the statements of changes in net assets for each of the years ended on or prior to August 31, 2017, and the financial highlights for August 31, 2017 and prior) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 25, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for the Fund’s current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, each of the Predecessor Funds was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Fund’s current fiscal year.

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Funds. The Prior Auditor’s report on the financial statements of the Predecessor Funds for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

66

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.

In addition to the fees and expenses which the Invesco Wilshire Micro-Cap ETF and Invesco Zacks Multi-Asset Income ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dow Jones Industrial Average Dividend ETF (DJD)
Actual	$1,000.00	$1,036.42	0.30%	$1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.31	0.30	1.51
Invesco Insider Sentiment ETF (NFO)
Actual	1,000.00	1,059.64	0.60	3.06
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco S&P Spin-Off ETF (CSD)
Actual	1,000.00	1,033.52	0.64	3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.64	3.21
Invesco Wilshire Micro-Cap ETF (WMCR)
Actual	1,000.00	1,043.21	0.50	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.32	0.50	2.51

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Zacks Mid-Cap ETF (CZA)
Actual	$1,000.00	$1,013.33	0.65%	$3.24
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26
Invesco Zacks Multi-Asset Income ETF (CVY)
Actual	1,000.00	1,034.74	0.65	3.28
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*	Long-Term Capital Gains
Dow Jones Industrial Average Dividend ETF	98%	99%	$1,177
Insider Sentiment ETF	90%	88%	—
S&P Spin-Off ETF	100%	100%	—
Wilshire Micro-Cap ETF	54%	54%	—
Zacks Mid-Cap ETF	97%	90%	—
Zacks Multi-Asset Income ETF	66%	53%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Guggenheim Dow Jones Industrial Average Dividend ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Dow Jones Industrial Average Dividend ETF into the PowerShares Dow Jones Industrial Average Dividend Portfolio (now known as the Invesco Dow Jones Industrial Average Dividend ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	164,414	12,189	11,797	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim Insider Sentiment ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Insider Sentiment ETF into the PowerShares Insider Sentiment Portfolio (now known as the Invesco Insider Sentiment ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	576,837	13,577	35,874	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P Spin-Off ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P Spin-Off ETF into the PowerShares S&P Spin-Off Portfolio (now known as the Invesco S&P Spin-Off ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	1,981,424	34,779	124,323	N/A

A Special Meeting (“Meeting”) of Shareholders of Wilshire Micro-Cap ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Wilshire Micro-Cap ETF into the PowerShares Wilshire Micro-Cap Portfolio (now known as the Invesco Wilshire Micro-Cap ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	357,437	7,153	55,988	N/A

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Proxy Results (continued)

A Special Meeting (“Meeting”) of Shareholders of Guggenheim Mid-Cap Core ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Mid-Cap Core ETF into the PowerShares Zacks Mid-Cap Portfolio (now known as the Invesco Zacks Mid-Cap ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	1,667,745	54,511	219,606	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim Multi-Asset Income ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Multi-Asset Income ETF into the PowerShares Zacks Multi-Asset Income Portfolio (now known as the Invesco Zacks Multi-Asset Income ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	6,222,142	286,544	1,178,250	N/A

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

As of April 30, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	197	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	197	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	197	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	197	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	197	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	197	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008– Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	197	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of April 30, 2018, the Fund Complex consisted of the Trust’s 80 portfolios and five other exchange-traded fund trusts with 117 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

77

Board Considerations Regarding Approval of Investment Advisory Agreements

Board Considerations Regarding Approval of Investment Advisory Agreement for

PowerShares Dow Jones Industrial Average Dividend Portfolio

PowerShares Raymond James SB-1 Equity Portfolio

PowerShares Wilshire Micro-Cap Portfolio

PowerShares Wilshire US REIT Portfolio

PowerShares S&P 100® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio

PowerShares S&P 500® Equal Weight Consumer Staples Portfolio

PowerShares S&P 500® Equal Weight Energy Portfolio

PowerShares S&P 500® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Financials Portfolio

PowerShares S&P 500® Equal Weight Health Care Portfolio

PowerShares S&P 500® Equal Weight Industrials Portfolio

PowerShares S&P 500® Equal Weight Materials Portfolio

PowerShares S&P 500® Equal Weight Real Estate Portfolio

PowerShares S&P 500® Equal Weight Technology Portfolio

PowerShares S&P 500® Equal Weight Utilities Portfolio

PowerShares S&P 500® Pure Growth Portfolio

PowerShares S&P 500® Pure Value Portfolio

PowerShares S&P 500® Top 50 Portfolio

PowerShares S&P MidCap 400® Equal Weight Portfolio

PowerShares S&P MidCap 400® Pure Growth Portfolio

PowerShares S&P MidCap 400® Pure Value Portfolio

PowerShares S&P SmallCap 600® Equal Weight Portfolio

PowerShares S&P SmallCap 600® Pure Growth Portfolio

PowerShares S&P SmallCap 600® Pure Value Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

78

Board Considerations Regarding Approval of Investment Advisory Agreements (continued)

Trustees noted that the fee data provided by the Adviser included only seven passive peer ETFs for PowerShares S&P 500® Equal Weight Utilities Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group, as applicable, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group Number of Peers)[1]
PowerShares Dow Jones Industrial Average Dividend Portfolio	Lower than median (24)	Lower than median (4)	Lower than median (136)	Lower than median (4)
PowerShares Raymond James SB-1 Equity Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	N/A
PowerShares Wilshire Micro-Cap Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	Lower than median (2)
PowerShares Wilshire US REIT Portfolio	Lower than median (14)	Higher than median (3)	Lower than median (65)	Higher than median (5)
PowerShares S&P 100® Equal Weight Portfolio	Higher than median (28)	Lower than median (23)	Lower than median (199)	Lower than median (1)
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	Same as median (10)	Higher than median (1)	Lower than median (8)	Lower than median (2)
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	Lower than median (10)	Higher than median (1)	Lower than median (7)	Lower than median (2)
PowerShares S&P 500® Equal Weight Energy Portfolio	Lower than median (17)	Higher than median (1)	Lower than median (19)	Lower than median (2)
PowerShares S&P 500® Equal Weight Portfolio	Lower than median (33)	Lower than median (20)	Lower than median (196)	Lower than median (1)
PowerShares S&P 500® Equal Weight Financials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (23)	Lower than median (3)
PowerShares S&P 500® Equal Weight Health Care Portfolio	Lower than median (23)	Higher than median (1)	Lower than median (22)	Lower than median (2)
PowerShares S&P 500® Equal Weight Industrials Portfolio	Lower than median (20)	Higher than median (1)	Lower than median (10)	Lower than median (2)
PowerShares S&P 500® Equal Weight Materials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (3)	Lower than median (2)
PowerShares S&P 500® Equal Weight Real Estate Portfolio	Higher than median (14)	Higher than median (3)	Lower than median (65)	N/A
PowerShares S&P 500® Equal Weight Technology Portfolio	Lower than median (26)	Higher than median (2)	Lower than median (34)	Lower than median (2)
PowerShares S&P 500® Equal Weight Utilities Portfolio	Lower than median (7)	Lower than median (2)	Lower than median (12)	Lower than median (2)
PowerShares S&P 500® Pure Growth Portfolio	Lower than median (10)	Lower than median (8)	Lower than median (143)	Lower than median (1)
PowerShares S&P 500® Pure Value Portfolio	Same as median (12)	Lower than median (9)	Lower than median (99)	Lower than median (3)
PowerShares S&P 500® Top 50 Portfolio	Same as median (28)	Lower than median (23)	Lower than median (199)	Higher than median (2)
PowerShares S&P MidCap 400® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P MidCap 400® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)

79

Board Considerations Regarding Approval of Investment Advisory Agreements (continued)

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[1]
PowerShares S&P MidCap 400® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)
PowerShares S&P SmallCap 600® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P SmallCap 600® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)
PowerShares S&P SmallCap 600® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)

[1]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

80

Board Considerations Regarding Approval of Investment Advisory Agreements (continued)

Board Considerations Regarding Approval of Investment Advisory Agreement for

PowerShares BRIC Portfolio

PowerShares Insider Sentiment Portfolio

PowerShares Zacks Mid-Cap Portfolio

PowerShares Zacks Multi-Asset Income Portfolio

PowerShares S&P Spin-Off Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed advisory fee and net expense ratio for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the advisory fee and net expense ratio, that would be reorganized into the Fund (a “Reorganization”) in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees also considered fee and expense data on Adviser-identified selected peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund is 0.50% of the average daily net assets for each Fund.

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or reimburse Fund expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets as set forth in the table below, excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, through the later of two years from the closing date of the Reorganization or December 31, 2020.

Fund	Fee Waiver
PowerShares BRIC Portfolio	0.64%
PowerShares Insider Sentiment Portfolio	0.60%
PowerShares S&P Spin-Off Portfolio	0.64%
PowerShares Zacks Mid-Cap Portfolio	0.65%
PowerShares Zacks Multi-Asset Income Portfolio	0.65%

81

Board Considerations Regarding Approval of Investment Advisory Agreements (continued)

The Trustees noted each Fund’s proposed contractual advisory fee as compared to the median net advisory fees of its peer groups and select peer group, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
PowerShares BRIC Portfolio	Lower than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (2)
PowerShares Insider Sentiment Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Lower than median (4)
PowerShares S&P Spin-Off Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (1)
PowerShares Zacks Mid-Cap Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (2)
PowerShares Zacks Multi-Asset Income Portfolio	Higher than median (11)	Higher than median (9)	Lower than median (99)	Higher than median (2)

The Trustees also noted each Fund’s net expense ratio as compared to the median net expense ratios of its peer groups and select peer group, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
PowerShares BRIC Portfolio	Higher than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (2)
PowerShares Insider Sentiment Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Lower than median (4)
PowerShares S&P Spin-Off Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (1)
PowerShares Zacks Mid-Cap Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (2)
PowerShares Zacks Multi-Asset Income Portfolio	Higher than median (11)	Higher than median (9)	Lower than median (99)	Higher than median (2)

The Trustees considered each Fund’s proposed contractual advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the contractual advisory fee to be charged to each Fund and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the contractual advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for of the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

82

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST1-AR-1	invesco.com/us

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a) through (d)

Fees Billed by PwC to Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2017
Audit Fees	$ 988,040	$ 723,925
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 429,980	$ 371,160
All Other Fees	$ 0	$ 0
Total Fees	$ 1,418,020	$ 1,095,085

(1)    Tax fees for the fiscal year ended April 30, 2018 include fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended April 30, 2017 included fees billed for reviewing tax returns, 2016 excise tax returns and excise tax distribution calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 662,000	$ 635,000
Tax Fees	$ 0	$ 0
All Other Fees(2)	$ 526,000	$ 2,827,000
Total Fees	$ 1,188,000	$ 3,462,000

(1)

Audit-Related Fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2018 include fees billed related to assessments of the company’s current state analysis against regulatory requirements. All Other Fees for the year end 2017 include fees billed related to reviewing operating effectiveness of strategic projects.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and
b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:     June 26, 2009

Amended:   June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exceptions under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

PwC billed Invesco and Affiliates additional aggregate fees of $2,004,000 for the fiscal year ended April 30, 2018 and $2,112,000 for the fiscal year ended April 30, 2017 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,707,000 for the fiscal year ended 2018, and $5,945,000 for the fiscal year ended 2017.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $24 million and non-audit services of approximately $14 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date: July 6, 2018

By:	/s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date: July 6, 2018